UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Care Investment Trust Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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May 13, 2013

Dear Stockholder:

On behalf of the Board of Directors (the “Board”) of Care Investment Trust Inc. (“Care”, “we” or the “Company”), I cordially invite you to attend a special meeting of the stockholders of the Company, which will be held on June 12, 2013, at 11:00 a.m., local time, at 780 Third Avenue, 21st Floor, New York, New York, 10017. At the special meeting, we will ask stockholders of the Company to consider and vote on the following proposals: (1) approval of the transfer of substantially all of the assets of the Company (the “Company Contribution”) to Tiptree Operating Company, LLC (“Operating Subsidiary”), a newly formed entity which will be jointly owned by the Company and Tiptree Financial Partners, L.P. (“Tiptree”), pursuant to the Contribution Agreement, dated as of December 31, 2012, as amended by Amendment No. 1 to the Contribution Agreement, dated as of February 14, 2013 (the “Contribution Agreement”), among the Company, Tiptree and Operating Subsidiary attached as Appendix A to the enclosed proxy statement; (2) approval of the Company’s Fourth Articles of Amendment and Restatement (the “Amended and Restated Charter”), in the form attached as Appendix B to the enclosed proxy statement; and (3) approval to adjourn the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes to approve Proposals 1 or 2. This proxy is being solicited on behalf of the Board.

After careful consideration, including consideration of the unanimous recommendation of a special committee of the Board comprised solely of disinterested directors, the Board has unanimously approved the Contribution Agreement, the Company Contribution (as defined in the enclosed proxy statement), the other transactions contemplated by the Contribution Agreement and the Amended and Restated Charter, and has declared the Contribution Agreement, the Company Contribution and all the other transactions contemplated by the Contribution Agreement, including adoption of the Amended and Restated Charter, advisable, fair to, and in the best interests of the Company and its stockholders. Accordingly, the Board unanimously recommends that you vote “FOR” each of the proposals set forth in these materials.

The approval of the Company Contribution requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the special meeting. The approval of the Amended and Restated Charter requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. The approval of any adjournments of the special meeting for the purpose of soliciting additional proxies requires the affirmative vote of a majority of the votes cast at the meeting, provided that a quorum is present. Tiptree, which currently directly owns approximately 91% of our issued and outstanding common stock, has indicated to us that it intends to vote all of the shares it owns in favor of each of the proposals set forth in this proxy statement.

The proxy statement accompanying this letter provides you with more specific information concerning the special meeting, the Company Contribution, the Contribution Agreement, the other transactions contemplated by the Contribution Agreement and the Amended and Restated Charter. We encourage you to read carefully the enclosed proxy statement, including the appendices. You may also obtain more information about the Company from us or from documents we have filed with the Securities and Exchange Commission.

It is very important that you be represented at the special meeting regardless of the number of shares you own. Whether or not you plan to attend the special meeting, we request that you submit your vote promptly. You may vote your shares via a toll-free telephone number, over the Internet, or by marking, signing and dating the enclosed proxy card and returning it in the envelope provided, as described in further detail in the enclosed proxy statement. Voting by phone, over the Internet or by proxy card will not prevent you from voting in person, but will ensure that your vote is counted if, for whatever reason, you are unable to attend. If you fail to vote by proxy or in person, fail to instruct your broker, bank or other nominee how to vote or abstain from voting, it will have the same effect as a vote against the proposal to approve the Company Contribution and the proposal to approve the Amended and Restated Charter.

Your continued support and interest in the Company are sincerely appreciated.

Sincerely,

Salvatore (Torey) V. Riso, Jr.
President and Chief Executive Officer

CARE INVESTMENT TRUST INC.

780 Third Avenue

21st Floor

New York, NY 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on June 12, 2013

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Care Investment Trust Inc. (the “Company”) will be held on June 12, 2013, at 11:00 a.m., local time, at 780 Third Avenue, 21st Floor, New York, New York, 10017, to consider and vote on the following proposals:

1.	To approve the transfer of substantially all of the assets of the Company (the “Company Contribution”) to Tiptree Operating Company, LLC (“Operating Subsidiary”), a newly formed entity that will be jointly owned by the Company and Tiptree Financial Partners, L.P. (“Tiptree”), pursuant to the Contribution Agreement, dated as of December 31, 2012, as amended by Amendment No. 1 to the Contribution Agreement, dated as of February 14, 2013 (the “Contribution Agreement”), among the Company, Tiptree and Operating Subsidiary attached as Appendix A to this proxy statement;

2.	To approve the Company’s Fourth Articles of Amendment and Restatement in the form attached as Appendix B to this proxy statement (the “Amended and Restated Charter”); and

3.	To approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve Proposal 1 or Proposal 2.

After careful consideration, including consideration of the unanimous recommendation of a special committee (the “Special Committee”) of the Company’s Board of Directors (the “Board”) comprised solely of independent directors who had no interest in Tiptree and no interest in the Company other than as directors and stockholders, the Board has unanimously approved the Contribution Agreement, the Company Contribution and all the other transactions contemplated by the Contribution Agreement, including the adoption of the Amended and Restated Charter, and has declared the Contribution Agreement, the Company Contribution and all the other transactions contemplated by the Contribution Agreement, including the adoption of the Amended and Restated Charter, advisable, fair to, and in the best interests of the Company and its stockholders. Accordingly, the Board unanimously recommends that you vote “FOR” Proposals 1, 2 and 3.

The approval of the Company Contribution requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the special meeting. The approval of the Amended and Restated Charter requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. The approval of any adjournments of the special meeting for the purpose of soliciting additional proxies requires the affirmative vote of a majority of the votes cast at the meeting, provided that a quorum is present.

Stockholders of record as of the close of business on April 25, 2013 will be entitled to notice of and to vote at the special meeting and at any adjournment or postponement of the special meeting.

These proxy materials are first being mailed to stockholders of the Company on or about May 13, 2013.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON JUNE 12, 2013

The Notice and Proxy Statement and the Annual Report on Form 10-K are available at

http://www.proxyvote.com

By Order of our Board of Directors,

Danielle M. DePalma
Senior Counsel, Chief Compliance Officer and Secretary

New York, New York

May 13, 2013

APPENDIX A	—	CONTRIBUTION AGREEMENT AND FIRST AMENDMENT TO THE CONTRIBUTION AGREEMENT

APPENDIX B	—	FORM OF AMENDED AND RESTATED CHARTER

APPENDIX C	—	FORM OF OPERATING AGREEMENT

APPENDIX D	—	FORM OF REGISTRATION RIGHTS AGREEMENT

APPENDIX E	—	OPINION OF COHNREZNICK LLP

APPENDIX F	—	ANNUAL REPORT ON FORM 10-K OF CARE INVESTMENT TRUST INC. FOR THE YEAR ENDED DECEMBER 31, 2012

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSED TRANSACTIONS

The following questions and answers address briefly some of the questions that you as a stockholder of the Company may have regarding the special meeting and the matters being considered at the special meeting to which this proxy statement relates. The information in this section does not provide all of the information that may be important to you in determining how to vote your shares. Therefore, you should read this proxy statement carefully, as well as the full contents of the other documents to which this proxy statement refers or which it incorporates by reference. These documents contain information that may be important to you in determining how you will vote on the matters to be considered at the special meeting. See the section of this proxy statement entitled “Where You Can Find More Information.”

Q:	What are the proposed transactions?

A:	Pursuant to the Contribution Agreement, the Company will make the Company Contribution to Operating Subsidiary in exchange for 10,289,192 common units of membership interest of Operating Subsidiary (“Common Units”), representing approximately 25% of the Common Units of Operating Subsidiary, and Tiptree will contribute substantially all of its assets (other than its shares of the Company’s common stock, cash in an aggregate amount equal to the purchase price of the Warrants (as defined below), Tiptree’s partnership records and Tiptree’s rights under the Contribution Agreement and other transaction documents (collectively, the “Excluded Assets”)) to Operating Subsidiary (the “Tiptree Contribution” and, together with the Company Contribution, the “Contribution Transactions”) in exchange for 31,147,371 Common Units representing approximately 75% of the Common Units of Operating Subsidiary. In addition, the Company will issue to Tiptree 31,147,371 shares of the Company’s newly classified Class B Common Stock, par value $0.001 per share (“Class B Common Stock”), which shares will have voting rights but no economic rights. In connection with the Contribution Transactions, Operating Subsidiary will assume all of the liabilities and obligations relating to the transferred assets.

In addition, at closing, Tiptree will pay Operating Subsidiary $4,327,500 in cash for warrants to purchase an aggregate of 2,098,500 Common Units at an exercise price of $8.48 per Common Unit, exercisable until June 30, 2022, and $6,846,380 in cash for a warrant to purchase 1,510,920 Common Units at an exercise price of $5.36 per Common Unit, exercisable until June 12, 2017 (collectively, the “Warrants”).

Immediately prior to closing, the Company, subject to the approval of Proposal 2, will amend and restate its Third Articles of Amendment and Restatement substantially in the form of the Amended and Restated Charter attached as Appendix B to this proxy statement, in order to, among other things, (A) change the name of the Company to “Tiptree Financial Inc.”; (B) rename the existing common stock of the Company as “Class A Common Stock”, with no change to the economic or voting rights of such stock (“Class A Common Stock”); (C) reclassify 50,000,000 authorized and unissued shares of common stock of the Company as “Class B Common Stock”; (D) remove certain provisions related to the Company’s qualification as a real estate investment trust (“REIT”); (E) to satisfy the requirements of applicable state insurance regulators, add provisions restricting any person that owns 9.8% or more of the Combined Company’s capital stock, other than Tiptree and its affiliates or another stockholder approved by applicable state insurance regulators, from voting in excess of 9.8% of the Combined Company’s voting securities; (F) authorize the classification of the Board into three classes with staggered terms; and (G) provide that, until Tiptree and its affiliates cease to own 50% of the then-outstanding common voting stock of the Combined Company (as defined below), Tiptree may take any action required or permitted to be taken at any annual or special meeting of our stockholders by written consent, without prior notice, and without a vote of our stockholders. Holders of the Class A Common Stock and the Class B Common Stock will vote together as a single class, subject to certain exceptions, but holders of Class B Common Stock will have no economic rights in the Company, including no right to receive dividends or distributions, upon liquidation or dissolution of the Company or otherwise.

In addition, at closing, on the terms and subject to the conditions set forth in the Contribution Agreement, the Company and Tiptree will enter into the Amended and Restated Limited Liability Company Agreement

of Operating Subsidiary (the “Operating Agreement”), substantially in the form attached as Appendix C to this proxy statement. Pursuant to the Operating Agreement, beginning one year after the date of the Operating Agreement, holders of Common Units will have the right to cause Operating Subsidiary to redeem their Common Units for an equal number of shares of Class A Common Stock, subject to certain adjustments. However, the Company, at its sole option and discretion, has the right to deliver to the redeeming holder a cash amount (or a combination of cash and shares) based on the market value of the Class A Common Stock on the date of redemption. Upon redemption of each Common Unit by Tiptree, one share of Class B Common Stock held by Tiptree will be transferred to the Company for cancellation for no consideration. The Operating Agreement provides that the Company will be the initial managing member of Operating Subsidiary.

At closing, the Company and Tiptree will enter into a Registration Rights Agreement, substantially in the form attached as Appendix D to this proxy statement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, on or prior to the first anniversary of the closing, the Company is required to prepare and file a “shelf” registration statement with respect to the resale of the shares of Class A Common Stock that may be issued pursuant to the redemption of Common Units described above.

Tiptree intends to privately offer to qualified Tiptree limited partners the right to receive shares of Company common stock currently owned by Tiptree in exchange for such limited partners’ proportionate interests in Tiptree, which exchange will be effected at or after the closing of the Contribution Transactions.

References in this proxy statement to the “Combined Company” refer to the Company following the closing of the Contribution Transactions.

Q:	Why is the Company engaging in the Contribution Transactions?

A:	In approving the Contribution Transactions and recommending the Company Contribution to the Company’s stockholders, the Special Committee and the Board considered a number of potential benefits to be realized by us upon consummation of the Contribution Transactions, including, without limitation:

•	We will be part of a larger company with a more diversified business platform, which we believe will provide us with better access to capital;

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As a larger company, we expect to qualify to list our shares of Class A Common Stock on a national securities exchange, which we believe will provide our stockholders with greater liquidity and price transparency than currently exists in the OTCQX market, where our shares of common stock are currently quoted;

•	We will benefit from Tiptree’s larger administrative team;

•	Our cost of being a public company, which we have continued to incur since Tiptree’s acquisition of a controlling interest in us, will be spread over a larger asset and revenue base;

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We believe that being part of a larger company will provide us with a better ability to recruit and retain qualified employees to work in our senior housing business, as well as any related business we may explore, or other businesses in which Operating Subsidiary engages; and

•	Historically, Tiptree has produced higher returns than the Company.

The Special Committee and the Board also considered the following negative factors in evaluating the Contribution Transactions: (i) the potential difficulty investors might have analyzing a company with numerous business lines in different industries; (ii) the loss of the Company’s status as a REIT, which we expect to occur effective as of January 1, 2013, and the negative tax implications to our stockholders on account of the loss of our REIT status; (iii) the potential conflicts that might arise in connection with decisions on where to allocate capital among the businesses that will be operated by Operating Subsidiary; and (iv) the potential cost and time delays in getting third-party lender consents in connection with the consummation of the Contribution Transactions, particularly from government-sponsored lenders such as Fannie Mae and Freddie Mac.

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Q:	Will the Company maintain its status as a REIT following the Contribution Transactions?

A:	We expect that it will not. As a result of the Contribution Transactions, we expect that the Combined Company will not qualify to be taxed as a REIT for U.S. federal income tax purposes, effective January 1, 2013, due to the nature of the assets and the businesses to be contributed by Tiptree to Operating Subsidiary. The Combined Company, therefore, would be subject to U.S. federal and state corporate income tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates beginning with its 2013 corporate tax year and will not be able to deduct distributions to the Combined Company’s stockholders when computing its taxable income.

Q.	As a stockholder of the Company, what will I receive in connection with the Contribution Transactions?

A.	Stockholders of the Company other than Tiptree will not receive any consideration in the Contribution Transactions. The Company’s existing common stock will be renamed as “Class A Common Stock”, with no change to the economic or voting rights of such stock, and the Company will own approximately 25% of the Common Units of Operating Subsidiary, which, through subsidiaries, will hold the combined assets of the Company and Tiptree and of which, following the consummation of the Contribution Transactions, the Combined Company will be the managing member.

Q:	Who is on the Special Committee and why was the Special Committee formed?

A:	William A. Houlihan, J. Rainer Twiford and Jean-Michel (Mitch) Wasterlain were appointed as members of the Special Committee on September 24, 2012 after the Board’s receipt of a formal offer from Tiptree regarding the Contribution Transactions. Upon the advice of Bass, Berry & Sims PLC, counsel to the Company (“Bass Berry”), the Board determined that, due to the ownership interest of Tiptree in the Company, it would be advisable and in the best interests of the Company and its stockholders other than Tiptree to appoint a special committee, consisting only of independent directors who had no interest in Tiptree and no interest in the Company other than as a director and stockholder, in order to review, evaluate and negotiate the potential transaction with Tiptree on behalf of the Company.

Q:	What matters are being voted on at the special meeting?

A:	You are being asked to consider and vote on the following matters at the special meeting:

•	Proposal 1: To approve the Company Contribution;

•	Proposal 2: To approve the Amended and Restated Charter in the form attached as Appendix B to this proxy statement; and

•

Proposal 3: To approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve Proposal 1 or Proposal 2.

Q:	What is the Board’s recommendation for each proposal?

A:	The Board unanimously recommends a vote:

•	“FOR” Proposal 1 — Approval of the Company Contribution;

•	“FOR” Proposal 2 — Approval of the Amended and Restated Charter; and

•	“FOR” Proposal 3 — Approval of the adjournment of the special meeting.

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Q:	Why is the Company recommending an amendment and restatement of our charter?

A:	The Company is recommending the adoption of the Amended and Restated Charter to: (A) change the name of the Company to “Tiptree Financial Inc.”; (B) rename the existing common stock of the Company as “Class A Common Stock”, with no change to the economic or voting rights of such stock; (C) reclassify 50,000,000 authorized and unissued shares of common stock of the Company as “Class B Common Stock”; (D) remove certain provisions related to the Company’s qualification as a REIT; (E) to satisfy the requirements of applicable state insurance regulators, add provisions restricting any person that owns 9.8% or more of the Combined Company’s capital stock, other than Tiptree and its affiliates or another stockholder approved by applicable state insurance regulators, from voting in excess of 9.8% of the Combined Company’s voting securities; (F) authorize the classification of the Board into three classes with staggered terms; and (G) provide that, until Tiptree and its affiliates cease to own 50% of the then-outstanding common voting stock of the Combined Company, Tiptree may take any action required or permitted to be taken at any annual or special meeting of our stockholders by written consent, without prior notice, and without a vote of our stockholders.

Q:	What vote is required to approve each proposal?

A:	The votes required to approve each proposal are as follows:

•	Proposal 1: The approval of the Company Contribution requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the special meeting.

•	Proposal 2: The approval of the Amended and Restated Charter requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

•

Proposal 3: The approval of any adjournments of the special meeting for the purpose of soliciting additional proxies requires the affirmative vote of a majority of the votes cast at the meeting, provided that a quorum is present.

Q.	What percentage of Operating Subsidiary will each of the Company and Tiptree own upon completion of the Contribution Transactions?

A.	Immediately following the consummation of the Contribution Transactions, Tiptree will own approximately 75% of Operating Subsidiary and the Company will own approximately 25% of Operating Subsidiary.

Q.	What percentage of voting control of the Company will Tiptree have upon completion of the Contribution Transactions?

A.	Tiptree currently directly owns common stock representing approximately 91% of our issued and outstanding common stock. Upon the adoption of the Amended and Restated Charter, our existing common stock will be renamed Class A Common Stock with no change to the economic or voting rights of such shares. Tiptree intends to privately offer to qualified Tiptree limited partners the right to receive shares of our common stock currently owned by Tiptree in exchange for such limited partners’ proportionate interests in Tiptree.

In connection with the Contribution Transactions, Tiptree will be issued 31,147,371 shares of Class B Common Stock. Holders of the Class A Common Stock and the Class B Common Stock will vote together as a single class, subject to certain exceptions.

If all of the Tiptree limited partners elect to exchange their interests in Tiptree for shares of Class A Common Stock pro rata in accordance with their partnership interests, then Tiptree together with its limited partners that are affiliates of Tiptree would own Class A Common Stock (excluding 652,500 shares of Class A Common Stock issuable pursuant to the existing warrant owned by Tiptree) and shares of Class B Common Stock representing approximately 81.33% of the combined voting power of the Class A Common Stock and Class B Common Stock.

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If none of the Class A Common Stock were exchanged with the Tiptree limited partners then, following the closing of the Contribution Transactions, Tiptree would own 9,277,575 shares of Class A Common Stock (excluding 652,500 shares of Class A Common Stock issuable pursuant to the existing warrant owned by Tiptree) and 31,147,371 shares of Class B Common Stock, which would represent approximately 97.67% of the combined voting power of the Class A Common Stock and Class B Common Stock.

In addition, at closing, Tiptree will purchase the Warrants exercisable for 3,609,420 Common Units. Pursuant to the terms of the Operating Agreement, Common Units may be redeemed at the option of the holder, beginning one year from closing, for an equal number of shares of Class A Common Stock or, at the Company’s sole discretion, a cash amount (or combination of cash and shares) based on the market value thereof.

Q:	Do any of the Company’s executive officers and directors or any other persons have any interest in the Contribution Transactions that is different than mine?

A:	Yes. In considering whether to approve the proposals at the special meeting, the Company’s stockholders should recognize that Tiptree, as the current direct owner of approximately 91% of the Company’s issued and outstanding common stock, and certain of the Company’s directors and executive officers have interests in the Contribution Transactions that may differ from, or that are in addition to, their interests as stockholders generally. These interests include, among others, continued service as directors or executive officers of the Combined Company, Tiptree’s receipt of Common Units, shares of Class B Common Stock and the Warrants, and the potential liquidity that the Contribution Transactions would provide to the limited partners of Tiptree.

In addition, the chairman of the Special Committee was awarded $20,000 (one-third payable in cash and two-thirds payable in shares of fully-vested common stock), and the other two members of the Special Committee were each awarded $15,000 (one-third payable in cash and two-thirds payable in shares of fully-vested common stock), as compensation for their services evaluating the fairness of the Contribution Agreement and related transactions.

Q.	Have any stockholders already agreed to approve any of the proposals?

A.	No. However, Tiptree, which currently directly owns approximately 91% of our issued and outstanding common stock, has indicated to us that it intends to vote all of the shares it owns in favor of each of Proposals 1 and 2 set forth in this proxy statement, which would be sufficient for a quorum and for each proposal to be approved.

Q.	When do you expect the Contribution Transactions to be completed?

A.	We are working towards the completion of the Contribution Transactions promptly, and we currently anticipate that they will be completed during the first half of 2013. Completion of the Contribution Transactions is subject to, and may be delayed by, certain conditions to closing described elsewhere in this proxy statement.

Q:	Am I entitled to appraisal or dissenters’ rights if I object to the proposals?

A:	No. Under applicable Maryland law and the Company’s existing charter, the Company’s stockholders do not have appraisal or dissenters’ rights with respect to the Company Contribution or the adoption of the Amended and Restated Charter.

Q.	Who is entitled to vote at the special meeting?

A:	If our records show that you were a holder of our common stock at the close of business on April 25, 2013, which is referred to in this proxy statement as the “record date,” you are entitled to receive notice of the special meeting and to vote the shares of common stock that you held on the record date.

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Q:	How many shares can vote?

A:	As of the close of business on the record date, 10,243,880 shares of common stock of the company were issued and outstanding and entitled to vote. There is no other class of voting securities outstanding. You are entitled to one vote for each share of common stock you held as of the close of business on the record date.

Q:	What constitutes a quorum?

A:	A quorum refers to the number of shares that must be in attendance at a meeting to lawfully conduct business. A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote are represented at the special meeting. Tiptree currently owns 9,277,575 shares, currently representing approximately 91% of the shares outstanding entitled to vote, and has indicated its intent to attend the special meeting and vote in favor of each of the proposals at the special meeting. The representation of these shares at the special meeting would satisfy the quorum requirement.

Q:	How do I vote?

A:	Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the special meeting or vote by giving your proxy authorization over the Internet, by telephone or by properly completing, signing and dating the accompanying proxy card where indicated and mailing the card in the postage paid envelope provided. Whether or not you plan to attend the special meeting, we encourage you to vote by proxy or to give your proxy authorization to ensure that your votes are counted. You may still attend the special meeting and vote in person if you have already voted by proxy or given your proxy authorization.

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VOTE BY INTERNET — You may vote by internet at www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY PHONE — You may vote by calling 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

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VOTE BY MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Care Investment Trust Inc., Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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VOTE IN PERSON — You may vote in person by attending the special meeting. At the meeting, you will need to request a ballot to vote. Instructions regarding how to obtain directions to attend the special meeting are located on our website at www.carereit.com.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent. If your shares of common stock are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your shares of common stock voted. Such stockholders who wish to vote in person at the special meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their shares of common stock of record.

Q:	How will proxy holders vote my shares?

A:	If you are a stockholder of record and you properly submit a proxy prior to the special meeting, your shares will be voted as you direct. If you are a stockholder of record and you submit a proxy but no direction is otherwise made, your shares will be voted “FOR” Proposal 1 (approval of the Company Contribution), “FOR” Proposal 2 (approval of the Amended and Restated Charter) and “FOR” Proposal 3 (approval of any adjournments of the special meeting for the purpose of soliciting additional proxies).

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Q:	What will happen if I abstain from voting or fail to vote?

A:	Approval of the Company Contribution (Proposal 1) requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock. Approval of the Amended and Restated Charter (Proposal 2) requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. As a result, if you fail to vote or abstain from voting, or fail to instruct your broker, bank or other nominee to vote if your shares are held in street name, it will have the same effect as a vote against Proposal 1 (approval of the Company Contribution) and against Proposal 2 (approval of the Amended and Restated Charter). Abstaining from voting or failing to vote will not have any impact on the outcome of Proposal 3 (approval of any adjournments of the special meeting), assuming a quorum is otherwise present.

Q:	What effect will broker non-votes have on the vote approval for the various proposals?

A:	Broker non-votes occur when stockholders who hold their shares of common stock in “street name” through brokers fail to provide such brokers with specific instructions on how to vote the shares at least ten days before the meeting, and the brokers do not have discretion to vote the shares under applicable stock exchange rules because such matters are “non-routine.” If you hold your shares in “street name” and do not give instructions to your broker, your shares will be counted as “broker non-votes” and will not be voted on any of these proposals. Broker non-votes will have the same effect as a vote against Proposal 1 (approval of the Company Contribution) and Proposal 2 (approval of the Amended and Restated Charter). Broker non-votes will not have any impact on the outcome of Proposal 3 (approval of any adjournments of the special meeting), assuming a quorum is otherwise present.

Q:	What should I do now?

A:	You should carefully read and consider the information contained in this proxy statement, including the appendices. Then, even if you plan to attend the special meeting in person, you should complete, date and sign your proxy card and return it promptly in the enclosed postage-paid envelope, or authorize a proxy to vote your shares by Internet at www.proxyvote.com or telephone at 1-800-690-6903, as soon as possible, so that your shares may be represented at the special meeting.

Q:	Can I change my vote after I submit my proxy card or give instructions over the Internet or telephone?

A:	Yes. If you are the record holder of your shares, you may revoke your proxy in one of three ways:

•	filing a written notice revoking the proxy with our Secretary at our address;

•	signing and forwarding to us a proxy card with a later date; or

•	appearing in person and voting by ballot at the special meeting.

Whether or not you vote using a traditional proxy card, through the Internet or by telephone, you may use any of those three methods to change your vote. Accordingly, you may change your vote either by submitting a proxy card prior to or at the special meeting or by voting again before 11:59 p.m., Eastern Time, on the day before the special meeting date, the time at which the Internet and telephone voting facilities close. The later submitted vote will be recorded and the earlier vote revoked. If you attend the special meeting, you may vote in person whether or not you have previously given a proxy, but your presence (without further action) at the meeting will not constitute revocation of a previously given proxy.

If your shares are held by your broker, bank or other agent as nominee, you should follow the instructions provided by your broker, bank or agent.

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Q:	When and where is the special meeting?

A:	The special meeting will be held on June 12, 2013, at 11:00 a.m., local time, at 780 Third Avenue, 21st Floor, New York, New York, 10017.

Q:	Who is soliciting my proxy?

A:	This solicitation of proxies is made by and on behalf of the Board.

Q:	Who will bear the costs of soliciting votes for the meeting?

A:	We will bear the entire cost of the solicitation of proxies from our stockholders. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors and officers who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

Q:	Who can help answer my questions?

A:

If you have additional questions about the special meeting, the Contribution Transactions or any of the matters described in this proxy statement, or would like additional copies of this proxy statement, please direct your request in writing to Care Investment Trust Inc., 780 Third Avenue, 21st Floor, New York, NY, 10017, Attn: Chief Executive Officer, or call our corporate number at (212) 446-1410.

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SUMMARY TERM SHEET

This summary highlights selected information from this proxy statement, the appendices attached hereto and the documents referred to or incorporated by reference herein, and may not contain all of the information that is important to you. Below is a summary of the terms of the Contribution Transactions and other related transactions. To better understand the proposals the Company is asking you to consider, you should read this entire proxy statement carefully, as well as those additional documents to which the Company refers you. Each item in this summary includes a page reference directing you to a more complete description of that topic. The information incorporated by reference is attached to this proxy statement as further described in the section of this proxy statement entitled “Where You Can Find More Information.”

The Companies

Care Investment Trust Inc. (Page 67)

The Company is currently a REIT that invests in healthcare-related facilities including assisted-living, independent-living, memory care, skilled nursing and other healthcare and seniors-related real estate assets in the U.S. Upon the consummation of the Contribution Transactions, the Company will change its name to “Tiptree Financial Inc.”, will continue to file annual, quarterly, periodic and other reports with the U.S. Securities and Exchange Commission (the “SEC”) and its Class A Common Stock is expected to continue to be quoted in the OTCQX market. Following consummation of the Contribution Transactions, the Company intends to seek a listing of its Class A Common Stock on a national securities exchange, but is under no obligation to do so. The Company’s principal executive office is located at 780 Third Avenue, 21st Floor, New York, New York 10017 (Telephone: (212) 446-1410).

Tiptree Financial Partners, L.P. (Page 71)

Tiptree is a Delaware limited partnership that was formed in 2007. Tiptree currently directly owns approximately 91% of the issued and outstanding common stock of the Company. Tiptree is a diversified holding company. Tiptree’s primary focus is on four sectors of financial services: insurance and insurance services, real estate, asset management and specialty finance (including corporate, consumer and tax-exempt credit). In addition to its interest in the Company, Tiptree’s subsidiaries currently include: Philadelphia Financial Group, Inc. (“Philadelphia Financial”), which develops and administers private placement insurance and annuities for high net worth and institutional clients; Muni Funding Company of America, LLC (“MFCA”), a tax-exempt specialty finance company; Tiptree Asset Management Company, LLC (“TAMCO”), an SEC-registered investment adviser that, among other managerial and advisory entities, wholly owns Telos Asset Management LLC (“Telos”), a manager of collateralized loan obligations (“CLOs”), credit assets and minority interests, and Siena Capital Finance LLC (“Siena”), a recently-formed asset-based lender that offers asset-based loans to small and mid-sized U.S. businesses. Tiptree’s non-subsidiary holdings include: a structured corporate loan portfolio; a significant minority interest in Star Asia Finance, Limited and related entities (collectively, “Star Asia”), a specialty finance holding company formed to invest predominantly in Asian real estate-related debt instruments, and a right to receive an interest in Luxury Mortgage Corp. (“Luxury”), a residential mortgage lender that originates conforming, FHA, prime jumbo and super jumbo mortgages for sale to institutional investors. Tiptree’s principal executive office is located at 780 Third Avenue, 21st Floor, New York, New York 10017 (Telephone: (212) 446-1400).

Tiptree Operating Company, LLC

Operating Subsidiary is a newly-formed Delaware limited liability company and, prior to the consummation of the Contribution Transactions, is wholly owned by the Company and has no assets or liabilities. The Company is the initial managing member of Operating Subsidiary. Upon consummation of the Contribution Transactions, Operating Subsidiary will own and operate all assets currently owned and operated by the Company and will own all of the assets currently owned by Tiptree except the Excluded Assets. Immediately following the consummation of the

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Contribution Transactions, Tiptree will own approximately 75% of Operating Subsidiary and the Company will own approximately 25% of Operating Subsidiary. If, prior to the closing of the Contribution Transactions, Tiptree issues limited partnership interests in certain circumstances, its ownership of Operating Subsidiary could increase to a maximum of approximately 76.3% and the Company’s ownership would decrease proportionately. The Combined Company will continue to be the managing member of Operating Subsidiary following consummation of the Contribution Transactions. Operating Subsidiary’s principal executive office is located at 780 Third Avenue, 21st Floor, New York, New York 10017 (Telephone: (212) 446-1400).

Summary of the Contribution Transactions

Pursuant to the Contribution Agreement, and subject to its terms and conditions, the Company will make the Company Contribution to Operating Subsidiary in exchange for 10,289,192 Common Units representing approximately 25% of the Common Units of Operating Subsidiary, and Tiptree will make the Tiptree Contribution in exchange for 31,147,371 Common Units representing approximately 75% of the Common Units of Operating Subsidiary and 31,147,371 shares of our newly classified Class B Common Stock. In connection with the Contribution Transactions, Operating Subsidiary will assume all of the liabilities and obligations relating to the transferred assets.

In addition, at closing, Tiptree will pay Operating Subsidiary $4,327,500 in cash for warrants to purchase an aggregate of 2,098,500 Common Units at an exercise price of $8.48 per Common Unit, exercisable until June 30, 2022, and $6,846,380 in cash for a warrant to purchase 1,510,920 Common Units at an exercise price of $5.36 per Common Unit, exercisable until June 12, 2017.

Immediately prior to closing, we, subject to the approval of Proposal 2, will amend and restate our charter, substantially in the form attached as Appendix B to this proxy statement, to, among other things, (A) change the name of the Company to “Tiptree Financial Inc.”; (B) rename the existing common stock of the Company as “Class A Common Stock”, with no change to the economic or voting rights of such stock; (C) reclassify 50,000,000 authorized and unissued shares of common stock of the Company as “Class B Common Stock”; (D) remove certain provisions related to the Company’s qualification as a REIT; (E) to satisfy the requirements of applicable state insurance regulators, add provisions restricting any person that owns 9.8% or more of the Combined Company’s capital stock, other than Tiptree and its affiliates or another stockholder approved by applicable state insurance regulators, from voting in excess of 9.8% of the Combined Company’s voting securities; (F) authorize the classification of the Board into three classes with staggered terms; and (G) provide that, until Tiptree and its affiliates cease to own 50% of the then-outstanding common voting stock of the Combined Company, Tiptree may take any action required or permitted to be taken at any annual or special meeting of our stockholders by written consent, without prior notice, and without a vote of our stockholders.

In addition, at closing, on the terms and subject to the conditions set forth in the Contribution Agreement, the Company and Tiptree will enter into the Operating Agreement, substantially in the form attached as Appendix C to this proxy statement. Pursuant to the Operating Agreement, beginning one year after the date of the Operating Agreement, holders of Common Units will have the right to cause Operating Subsidiary to redeem their Common Units for an equal number of shares of Class A Common Stock, subject to certain adjustments. However, the Company, at its sole option and discretion, has the right to deliver to the redeeming holder a cash amount (or a combination of cash and shares) based on the market value of the Class A Common Stock on the date of redemption. Upon redemption of each Common Unit by Tiptree, one share of Class B Common Stock held by Tiptree will be transferred by Tiptree to the Company for cancellation for no consideration. The Company is the managing member of Operating Subsidiary and upon completion of the Contribution Transactions, the Company and Tiptree will be the sole members of Operating Subsidiary and the Combined Company will be the managing member of Operating Subsidiary.

At the closing, the Company and Tiptree will enter into the Registration Rights Agreement, substantially in the form attached as Appendix D to this proxy statement. Pursuant to the Registration Rights Agreement, on or

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prior to the first anniversary of the closing, the Company is required to prepare and file a “shelf” registration statement with respect to the resale of the shares of Class A Common Stock that may be issued pursuant to the redemption of Common Units described above.

Tiptree intends to privately offer to qualified Tiptree limited partners the right to receive shares of common stock currently owned by Tiptree in exchange for such limited partners’ proportionate interests in Tiptree. Any such exchange will occur at or after the closing of the Contribution Transactions.

Reasons for the Contribution Transactions (Page 32)

In approving the Contribution Transactions and recommending the Company Contribution to the Company’s stockholders, the Special Committee and the Board considered a number of potential benefits to be realized by us upon consummation of the Contribution Transactions, including, without limitation:

•	We will be part of a larger company with a more diversified business platform, which we believe will provide us with better access to capital;

•

As a larger company, we expect to qualify to list our shares of Class A Common Stock on a national securities exchange, which we believe will provide our stockholders with greater liquidity and price transparency than currently exists in the OTCQX market, where our shares of common stock are currently quoted;

•	We will benefit from Tiptree’s larger administrative team;

•	Our cost of being a public company, which we have continued to incur since Tiptree’s acquisition of a controlling interest in us, will be spread over a larger asset and revenue base;

•

We believe that being part of a larger company will provide us with a better ability to recruit and retain qualified employees to work in our senior housing business, as well as any related business we may explore, or other businesses in which Operating Subsidiary engages; and

•	Historically, Tiptree has produced higher returns than the Company.

The Special Committee and the Board also considered the following negative factors in evaluating the Contribution Transactions: (i) the potential difficulty investors might have analyzing a company with numerous business lines in different industries; (ii) the loss of our status as a REIT, which we expect to occur effective as of January 1, 2013, and the negative tax implications to our stockholders on account of the loss of our REIT status; (iii) the potential conflicts that might arise in connection with decisions on where to allocate capital among the businesses that will be operated by Operating Subsidiary; and (iv) the potential cost and time delays in getting third-party lender consents in connection with the consummation of the Contribution Transactions, particularly from government-sponsored lenders such as Fannie Mae and Freddie Mac.

Vote Required and Board Recommendation (Pages 44 and 102)

The votes required to approve each proposal are as follows:

•	Proposal 1: The approval of the Company Contribution requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the special meeting.

•	Proposal 2: The approval of the Amended and Restated Charter requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

•

Proposal 3: The approval of any adjournments of the special meeting for the purpose of soliciting additional proxies requires the affirmative vote of a majority of the votes cast at the meeting, provided that a quorum is present.

The Board unanimously recommends a vote FOR each of Proposals 1, 2 and 3.

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Opinion of the Company’s Financial Advisor (Page 33)

The Special Committee retained CohnReznick LLP (“CohnReznick”) to act as its financial advisor in connection with the Contribution Transactions and to evaluate whether the consideration to be received by the Company in connection with the Contribution Transactions is fair, from a financial point of view. Following a presentation to the Special Committee on December 18, 2012, CohnReznick expressed verbally its opinion that the consideration to be received by the Company in connection with the Contribution Transactions is fair, from a financial point of view. CohnReznick delivered its written opinion to that effect on December 19, 2012, a copy of which is attached as Appendix E to this proxy statement.

Interest of Certain Persons in the Contribution Transactions (Page 43)

In considering whether to approve the proposals at the special meeting, the Company’s stockholders should recognize that Tiptree, as the current direct owner of approximately 91% of the Company’s common stock, and certain of the Company’s directors and executive officers have interests in the Contribution Transactions that may differ from, or that are in addition to, their interests as stockholders generally. These interests include, among others, continued service as directors or executive officers of the Combined Company, Tiptree’s receipt of Common Units, shares of Class B Common Stock and the Warrants, and the potential liquidity that the Contribution Transactions would provide to the limited partners of Tiptree.

Effect of the Contribution Transactions on Existing Stockholders (Page 44)

The issuance of Common Units and Class B Common Stock will significantly decrease the percentage ownership interest and voting power of all of the Company’s existing stockholders except Tiptree. Upon closing of the Contribution Transactions, the Company’s existing common stock will be renamed as “Class A Common Stock”, with no change to the economic or voting rights of such stock, and Operating Subsidiary will issue to Tiptree 31,147,371 Common Units and 31,147,371 shares of Class B Common Stock with voting rights but no economic rights. Holders of the Class A Common Stock and the Class B Common Stock will vote together as a single class, subject to certain exceptions. Beginning one year after closing of the Contribution Transactions, the Common Units held by Tiptree may be redeemed at the option of the holder for Class A Common Stock, subject to the Company’s right to instead deliver a cash amount (or a combination of cash and shares) based on the market value of the Class A Common Stock on the date of redemption. In addition, if the proposal regarding the Amended and Restated Charter is approved, then until the date on which Tiptree, its affiliates and any person who is an express assignee or designee of Tiptree cease to own, in the aggregate, more than 50% of the then-outstanding voting common stock of the Combined Company, Tiptree may take any action required or permitted to be taken at any annual or special meeting of our stockholders by written consent, without prior notice, and without a vote, if a consent or consents in writing setting forth the action so taken are signed by holders of the minimum number of votes necessary to authorize or take such action at a meeting at which all shares of outstanding common stock entitled to vote on the action were present and voted.

No Appraisal Rights (Page 44)

Under applicable Maryland law and the Company’s existing charter, the Company’s stockholders do not have appraisal or dissenters’ rights with respect to the approval of the Company Contribution or the adoption of the Amended and Restated Charter.

Management of the Company Following Closing of the Contribution Transactions

The Company and Tiptree expect that Michael Barnes, the Executive Chairman of Tiptree, Geoffrey Kauffman, the President and Chief Executive Officer of Tiptree, and Julia Wyatt, the Chief Financial Officer of Tiptree, will serve in such roles with the Combined Company following the closing of the Contribution Transactions. Messrs. Barnes and Kauffman will remain directors of the Combined Company. Additionally, it is

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expected that Mr. Riso, the current President and Chief Executive Officer of the Company, will serve in a similar role with the Combined Company’s subsidiary that will hold the assets of the Company following the Contribution Transactions. As a result, Mr. Riso will not be an executive officer of the Combined Company.

Conditions to Closing (Page 53)

The obligations under the Contribution Agreement and consummation of the Contribution Transactions are subject to customary closing conditions, including, among others, accuracy of representations and warranties, compliance with pre-closing covenants and absence of any material adverse change, as well as a majority of the shares of our outstanding common stock voting in favor of the Company Contribution and Amended and Restated Charter (which shares include those owned by Tiptree, who intends to vote all of its shares in favor of the Company Contribution and the Amended and Restated Charter), approval of the Tiptree Contribution by the limited partners of Tiptree, receipt of certain third-party consents and filing of the Amended and Restated Charter with the Maryland State Department of Assessments and Taxation (“MSDAT”). Additionally, pursuant to the Contribution Agreement, it is a closing condition that, at the time of closing, the Combined Company’s board of directors consist of Michael Barnes, Geoffrey Kauffman, William Houlihan, Jonathan Ilany, Richard Price and Bradley Smith.

Termination of the Contribution Agreement (Page 54)

The Contribution Agreement may be terminated at any time prior to closing under certain circumstances, including by mutual written consent of the Company and Tiptree, by either the Company or Tiptree if the Contribution Transactions have not been consummated on or before September 30, 2013, by either the Company or Tiptree if the Company’s stockholders do not approve the Company Contribution, and by either the Company or Tiptree if the other party breaches any representation, warranty, covenant or other agreement contained in the Contribution Agreement. In addition, the Company may terminate the Contribution Agreement if, prior to obtaining stockholder approval of the Company Contribution, the Company has received a Superior Proposal (as defined in the Contribution Agreement and discussed elsewhere in this proxy statement) and has provided notice of such Superior Proposal to Tiptree in accordance with the terms of the Contribution Agreement.

Risks Relating to the Contribution Transactions (Page 14)

The Contribution Transactions involve substantial risks. You should carefully consider all of the information set forth in this proxy statement and, in particular, you should evaluate the risk factors set forth in the section of this proxy statement entitled “Risk Factors” before deciding whether to vote in favor of the proposals.

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RISK FACTORS

There are many risks associated with the Contribution Transactions, the combined businesses of the Company and Tiptree and the industries in which those businesses operate and the conflicts of interests that may arise out of our relationship with Tiptree. In addition to the other information contained in this proxy statement and information incorporated by reference as further described in the section of this proxy statement entitled “Where You Can Find More Information”, we urge you to carefully consider the following risks before deciding whether to approve the proposals to be voted on at the Special Meeting. If any of the risks below occurs, the business, financial position, results of operations and/or cash flows of the Combined Company could be materially and adversely affected.

Risks Related to the Contribution Transactions

Tiptree and some of the Company’s directors and executive officers have interests in the Contribution Transactions that may differ from, or are in addition to, those of the Company’s minority stockholders.

In considering whether to approve the proposals at the special meeting, the Company’s stockholders should recognize that Tiptree, as the current direct owner of approximately 91% of the Company’s issued and outstanding common stock, and certain of the Company’s directors and executive officers have interests in the Contribution Transactions that may differ from, or that are in addition to, their interests as stockholders generally. These interests include, among others, continued service as directors or executive officers of the Combined Company, Tiptree’s receipt of Common Units, shares of Class B Common Stock and Warrants, and the potential liquidity that the Contribution Transactions would provide to the limited partners of Tiptree. In addition, the chairman of the Special Committee was awarded $20,000 (one-third in cash and two-thirds in shares of fully vested common stock) as compensation for his services in connection with the Contribution Transactions, and the other two members of the Special Committee were each awarded $15,000 worth of compensation in the same proportions. These interests may cause Tiptree and some of the Company’s directors and executive officers to view the Contribution Transactions differently than you may view them as a minority stockholder of the Company, and may influence or may have influenced Tiptree, the directors and the executive officers in determining to support or approve the Contribution Transactions. See the section entitled “Proposal 1: The Company Contribution — Interests of Certain Persons in the Contribution Transactions.”

The opinion rendered to the Special Committee by CohnReznick was based on the financial analysis it performed, which considered factors such as market and other conditions then in effect, and other information made available to CohnReznick, as of the date of its opinion. As a result, CohnReznick’s opinion does not reflect changes in events or circumstances after the date of its opinion.

The opinion rendered to the Special Committee by CohnReznick that the consideration to be received by the Company in connection with the Contribution Transactions is fair, from a financial point of view, was provided in connection with, and at the time of, the Special Committee’s evaluation of the Contribution Transactions. CohnReznick’s opinion was based on the financial analysis it performed, which considered market and other conditions then in effect, and other information made available to CohnReznick, as of the date of its opinion, which may have changed, or may change, after the date of the opinion. The Special Committee has not obtained an updated opinion from CohnReznick as of the date of this proxy statement and does not expect to obtain an updated opinion prior to completion of the Contribution Transactions. Changes in the operations and prospects of the Company or Tiptree, general market and economic conditions and other factors on which the opinions were based, may have altered the value of the Company or Tiptree since the date of CohnReznick’s opinion, or may alter such values by the time the Contribution Transactions are completed. The CohnReznick opinion does not speak as of any date other than the date of such opinion. For a description of the opinion that the Special Committee received from CohnReznick, see the section entitled “Proposal 1: The Company Contribution — Opinion of the Company’s Financial Advisor”.

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We may pursue less vigorous enforcement of terms of the Contribution Agreement and other agreements entered into in connection with the Contribution Transactions because of conflicts of interest with certain of our directors, executive officers and related parties.

Because Tiptree currently directly owns approximately 91% of our issued and outstanding common stock and because it is expected that Mr. Kauffman will be Chief Executive Officer of the Combined Company and Mr. Barnes will be the Executive Chairman of the Combined Company and will continue his role as Executive Chairman of Tiptree, we may choose not to enforce, or to enforce less vigorously, our rights under the Contribution Agreement and other agreements entered into in connection with the Contribution Transactions.

Following the consummation of the Contribution Transactions, we expect that the Combined Company will not qualify to be taxed as a REIT for U.S. federal income tax purposes and, therefore, will be subject to U.S. federal and state corporate income tax, which could have a material and adverse effect on our results of operations and cash flows.

The Company is currently organized and operated in a manner that enables the Company to qualify as a REIT for U.S. federal income tax purposes. However, as a result of the consummation of the Contribution Transactions, we expect that the Combined Company will not qualify to be taxed as a REIT for U.S. federal income tax purposes, effective January 1, 2013, due to the nature of the assets and the businesses currently conducted by Tiptree that will be contributed to Operating Subsidiary in the Tiptree Contribution. The Combined Company, therefore, is expected to be subject to U.S. federal and state corporate income tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates and is not expected to be able to deduct distributions to the Combined Company’s stockholders when computing its taxable income. This corporate tax liability, which could be substantial, would reduce the amount of cash available for other purposes and may change our investment criteria in evaluating future transactions, including healthcare real estate acquisitions. As a result, the Combined Company’s results of operations and cash flows may be materially and adversely affected.

The Combined Company may be limited in the future in utilizing net operating losses incurred during prior periods to offset taxable income.

The Company has incurred substantial net operating losses during prior periods. In the event that the Combined Company were to experience an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to use those net operating losses to offset its taxable income would be subject to an annual limitation. The annual limitation would be equal to a percentage of the equity value of the Combined Company at the time the ownership change occurred. In general, such an “ownership change” would occur if the percentage of the Combined Company’s stock owned by one or more 5% stockholders were to increase by 50 percentage points during any three-year period. A 5% stockholder is a person (including certain groups of persons acting in concert) that owns at least 5% of the Combined Company’s stock. All stockholders that own less than 5% of the Combined Company’s stock are treated as a single 5% stockholder. In addition, the Treasury Regulations under Section 382 of the Code contain additional rules the effect of which is to make it more likely that an ownership change could be deemed to occur. Accordingly, the Combined Company’s ability to use prior net operating losses to offset future taxable income would be subject to a limitation if the Combined Company were to experience an ownership change.

Because we expect that the Combined Company will not be taxed as a REIT following the Contribution Transactions, it will not be subject to the same distribution requirements applicable to REITs and therefore is expected to distribute a lower percentage of its taxable income to the holders of its shares.

As a REIT, the Company is required to distribute at least 90% of its taxable income (subject to certain adjustments) to its stockholders each year in order to maintain its status as a REIT. As a result of the Contribution Transactions, we expect that the Combined Company will not qualify to be taxed as a REIT for U.S. federal income tax purposes, effective January 1, 2013, due to the nature of the assets and the businesses

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currently conducted by Tiptree that will be contributed to Operating Subsidiary in the Tiptree Contribution. If the Combined Company is not taxed as a REIT, the Combined Company will not be subject to the 90% distribution requirement, and the Board of the Combined Company is expected to determine to distribute a lower percentage of the Combined Company’s taxable income to its stockholders than if the Combined Company were taxed as a REIT.

Because the Combined Company will be a holding company, its ability to make distributions to its stockholders will depend on distributions from subsidiaries of the Combined Company that may be subject to restrictions.

Because the Combined Company will be a holding company, its ability to make distributions to its stockholders will depend on distributions from its subsidiaries. The amount of dividends that the Combined Company’s subsidiaries may distribute to the Combined Company may be subject to restrictions imposed by state law, restrictions that may be imposed by state regulators and restrictions imposed by the terms of any current or future indebtedness that these subsidiaries may incur. For example, Philadelphia Financial is required to maintain minimum solvency requirements and is subject to laws and regulations that limit the amount of dividends that Philadelphia Financial can pay to the Combined Company. Philadelphia Financial may also limit the amount of dividends paid to the Combined Company to maintain a risk-based capital ratio to maintain or improve its ratings by rating agencies.

Tiptree limited partners may seek to sell a significant number of shares of our Class A Common Stock, which could negatively impact the market price of our Class A Common Stock.

Tiptree intends to privately offer to qualified Tiptree limited partners the right to receive shares of common stock currently owned by Tiptree in exchange for such limited partners’ proportionate interests in Tiptree. Sales by Tiptree or its limited partners of a substantial number of shares of our Class A Common Stock in the public market following the closing of the Contribution Transactions, or the perception that such sales might occur, could negatively impact the market price of the Class A Common Stock.

The issuance of Common Units to Tiptree and the registration rights granted to Tiptree in connection with the Contribution Transactions could negatively impact the market price of our Class A Common Stock.

In connection with the Contribution Transactions, Tiptree will receive 31,147,371 Common Units in exchange for the Tiptree Contribution and will purchase from Operating Subsidiary warrants to purchase an aggregate of an additional 3,609,420 Common Units. We have granted registration rights to Tiptree for the resale of the shares of Class A Common Stock issuable to Tiptree in connection with the redemption of these Common Units, beginning one year after closing of the Contribution Transactions. These registration rights would facilitate the resale of the shares of Class A Common Stock into the public market, and any such resale, or the perception that such resales could occur, could negatively impact the market price of the Class A Common Stock.

The Combined Company may be unable to list the Class A Common Stock on a national securities exchange despite the closing of the Contribution Transactions.

Following the Contribution Transactions, the Company intends to seek a listing of the Class A Common Stock on a national securities exchange. However, listing its Class A Common Stock on a national securities exchange is contingent upon the Combined Company’s ability to satisfy the listing requirements of the national securities exchange, including, among other things, increasing the number of its shares of Class A Common Stock that are publicly held, which the Company expects to occur as a result of Tiptree limited partners exchanging their proportionate interests in Tiptree for shares of the Company’s common stock currently owned by Tiptree. At this time, it is not possible to determine whether the Combined Company will be able to satisfy the listing requirements of a national securities exchange, including whether a sufficient number of Tiptree’s limited partners will participate in the exchange in order for the Combined Company to increase the number of shares of

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Class A Common Stock publicly held or whether a national securities exchange will consider shares received in the exchange to be “publicly held” during the first six months such shares are held by the recipients. If the Combined Company is not able to list its Class A Common Stock on a national securities exchange, stockholders may have difficulty trading the Class A Common Stock in the secondary market, which could adversely affect both its price and liquidity.

Even if our stockholders approve the Company Contribution, third party approvals and consents related to the Contribution Transactions may not be received, may take longer than expected or may impose conditions that are not presently anticipated, any of which could have a material and adverse effect on the Company.

Before the Contribution Transactions can be completed, the Company and Tiptree must obtain various approvals and consents from third parties, including consents from various lenders, approval of the Tiptree Contribution by the limited partners of Tiptree and approval of certain regulators with jurisdiction over Tiptree subsidiaries. Even if our stockholders approve the Company Contribution, these third-party consents could have the effect of preventing or delaying the completion of, and/or increasing the cost of, the Contribution Transactions.

The unaudited pro forma condensed combined financial statements are not necessarily indicative of the Combined Company’s financial condition or results of operations following the Contribution Transactions.

The financial condition and results of operations of the Combined Company after the Contribution Transactions may differ materially and adversely from the unaudited pro forma condensed combined financial statements that are included in this proxy statement. The unaudited pro forma condensed combined financial statements have been derived from the historical financial statements of Tiptree, and adjustments and assumptions have been made regarding the Combined Company after giving effect to the Contribution Transactions. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the unaudited pro forma condensed combined financial statements do not reflect all costs that are expected to be incurred by the Combined Company in connection with the consummation of the Contribution Transactions. For example, the impact of any incremental costs incurred in integrating the business of two companies is not reflected in the financial statements. As a result, the actual financial condition and results of operations of the Combined Company following the consummation of the Contribution Transactions may not be consistent with, or evident from, these financial statements.

Risks Related to the Combined Company

The Combined Company will be a holding company with multiple lines of business, which may adversely impact the market price of the Class A Common Stock and the ability of the Combined Company to raise equity and debt capital.

The Company currently operates as a REIT investing in healthcare-related facilities, including assisted-living, independent-living, memory care, skilled nursing and other healthcare and seniors-related real estate assets, in the U.S. Following the closing of the Contribution Transactions, the Combined Company will be the holding company of Operating Subsidiary, which will hold and manage both the Company’s existing business and Tiptree’s existing businesses. As a result, the operations of the Combined Company will be affected by a significant number of additional factors that are different from those currently affecting our operations and the market price of our common stock, which will present additional business and financial risks that we do not currently foresee. Analysts, investors and lenders may have difficulty analyzing and valuing a company with multiple lines of business, which could adversely impact the market price of the Class A Common Stock and the ability of the Combined Company to raise equity and debt capital. Moreover, management of the Combined Company will be required to make decisions regarding the allocation of capital among the different lines of business, and such decisions could materially and adversely affect the Combined Company’s business.

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Under the Amended and Restated Charter, Tiptree, as long as it owns more than 50% of the then-outstanding common stock of the Combined Company, will be able to take action by written consent, without prior notice to and without a vote of other stockholders.

If the proposal regarding the Amended and Restated Charter is approved, then until the date on which Tiptree, its affiliates and any person who is an express assignee or designee of Tiptree cease to own, in the aggregate, more than 50% of the then-outstanding common voting stock of the Combined Company, Tiptree may take any action required or permitted to be taken at any annual or special meeting of stockholders by written consent, without prior notice, and without a vote, if a consent or consents in writing setting forth the action so taken are signed by holders of the minimum number of votes necessary to authorize or take such action at a meeting at which all outstanding shares of common stock entitled to vote on the action were present and voted.

Some provisions of the Amended and Restated Charter may delay, deter or prevent takeovers and business combinations that stockholders consider in their best interests.

The Amended and Restated Charter restricts voting by any person that owns 9.8% or more of the Combined Company’s capital stock, other than Tiptree and its affiliates or another stockholder approved by applicable state insurance regulators, from voting in excess of 9.8% of the Combined Company’s voting securities. This provision is intended to satisfy the requirements of applicable state regulators in connection with insurance laws and regulations that prohibit any person from acquiring control of a regulated insurance company without the prior approval of insurance regulators. In addition, the Amended and Restated Charter provides for the classification of the Board into three classes, one of which is to be elected each year. These provisions may delay, deter or prevent takeovers and business combinations that stockholders consider in their best interests.

Compliance with existing and new regulations affecting the insurance, healthcare and financial services industries may increase costs and limit the Combined Company’s ability to pursue business opportunities.

The Combined Company will be subject to extensive laws and regulations administered and enforced by a number of different federal and state governmental authorities. For example, Philadelphia Financial is subject to regulation by the Pennsylvania Insurance Department, among other regulatory authorities, with respect to statutory capital and reserve requirements and certain of its subsidiaries are subject to regulation by the New York State department of Financial services and the Bermuda Monetary Authority, TAMCO is registered with the SEC as an investment advisor and Care’s properties are regulated by state and federal laws regarding healthcare facilities. Regulation of the industries in which the Combined Company will operate is expected to increase. In the past several years there has been significant legislation affecting financial services, insurance and health care, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Patient Protection and Affordable Care Act, and many of the regulations associated with these laws have yet to be written. Accordingly, we cannot predict the impact that any new laws and regulations will have on the Combined Company. The costs to comply with these laws and regulations may be substantial and could have a significant negative impact on the Combined Company and limit its ability to pursue business opportunities.

A significant portion of the Combined Company’s assets will be illiquid or have limited liquidity, which may limit the Combined Company’s ability to sell those assets at favorable prices or at all and creates uncertainty in connection with valuing such assets.

The Combined Company’s assets will include real estate, non-controlling interests in performing and distressed credit assets and related equity interests. These assets generally are illiquid or have limited liquidity. It may be difficult for the Combined Company to dispose of assets with limited liquidity rapidly, at favorable prices, if at all. In addition, assets with limited liquidity may be more difficult to value and may be sold at a substantial discount or experience more volatility than more liquid assets. We may not be able to dispose of business assets at the carrying value reflected in our financial statements. The Combined Company’s results of operations and cash flows may be materially and adversely affected if the Combined Company’s determinations regarding the fair value of its illiquid assets are materially higher than the values ultimately realized upon their disposal.

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Certain of the assets of the Combined Company will be subject to credit risk, market risk, interest rate risk, credit spread risk, selection risk, call and redemption risk and/or tax risk, and any one of these risks may materially and adversely affect the value of the Combined Company’s assets, its results of operations and its financial condition.

The Combined Company’s specialty finance assets will be subject to credit risk, market risk, interest rate risk, credit spread risk, selection risk, call and redemption risk and/or tax risk.

Credit risk is the risk that the obligor will be unable to repay principal or pay interest when due. In this regard, investing in non-investment grade obligations is riskier than investing in higher quality instruments. In addition, market value fluctuations may be larger and more frequent. Changes in the underlying obligor’s credit rating or the market’s perception of its creditworthiness will affect the market value of the credit assets of that obligor. The degree of credit risk depends on the terms of the obligation as well as on the financial condition of the obligor in respect thereof.

Market risk is the risk that one or more markets to which the assets relate will decline in value, including the possibility that such markets will deteriorate sharply and unpredictably, which decline will likely impair the market value of the related obligations.

With respect to fixed-rate obligations, interest rate risk is the risk that the market value of these obligations will change in response to changes in the interest rate environment or other developments that may affect the municipal bond market generally. When market interest rates go up, the market value of existing fixed rate obligations goes down and obligations with longer maturities are typically affected more by changes in interest rates than obligations with shorter maturities. Because market interest rates continue to be at or near their lowest levels in many years, there is a greater risk that prevailing interest rates increase in the future and, as a result, that these obligations will decline in market value. With respect to floating-rate obligations, interest rate risk is the risk that defaults on these obligations will increase during periods of rising interest rates and, during periods of declining interest rates, that obligors may exercise their option to prepay principal earlier than scheduled.

Credit spread risk is the risk that the market value of these obligations will change in response to changes in perceived or actual credit risk beyond changes that would be attributable to changes, if any, in interest rates.

Call and redemption risk is the risk that debt instruments will be called or redeemed prior to maturity at a time when yields on other debt instruments in which the call or redemption proceeds could be invested are lower than the yield on the called or redeemed instrument.

Any one of these risks may materially and adversely affect the value of the Combined Company’s assets, its results of operations and its financial condition.

The Combined Company will leverage its assets and a decline in the fair value of such assets may adversely affect its financial condition and results of operations.

The Combined Company will leverage its assets, including through borrowings, generally through warehouse facilities, secured loans, derivative instruments such as total return swaps, securitizations (including the issuance of CLOs) and other borrowings. A rapid decline in the fair value of the Combined Company’s leveraged assets, such as the declines experienced in the fourth quarter of 2007 and the first quarter of 2008, may adversely affect the Combined Company. Lenders may require the Combined Company to post additional collateral to support the borrowing. If the Combined Company cannot post the additional collateral, it may have to rapidly liquidate assets, which the Combined Company may be unable to do on favorable terms or at all. Even after liquidating assets, the Combined Company may still be unable to post the required collateral, further harming its liquidity and subjecting it to liability to lenders for the declines in the fair values of the collateral. A reduction in credit availability may reduce the Combined Company’s financial condition and results of operations.

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A reduction in administrative fees paid to Philadelphia Financial could adversely affect the financial condition and results of the operations of the Combined Company.

Philadelphia Financial generates revenue from administrative fees collected from a portfolio of company-owned life insurance policies and bank-owned life insurance policies issued and underwritten by affiliates of The Hartford Financial Services Group, Inc. (“Hartford”). Fee income was approximately $23.0 million for the period beginning on the closing of the transaction and ended December 31, 2012. A reduction in administrative fees paid to Philadelphia Financial, due to termination of Philadelphia Financial’s servicing agreement with a subsidiary of Hartford or termination of policies, could adversely affect the financial condition and results of operations of the Combined Company.

The amount of Philadelphia Financial’s required statutory capital can increase because of factors outside of Philadelphia Financial’s control.

Philadelphia Financial is subject to statutory capital and reserve requirements established by the applicable insurance regulators based on risk-based capital formulas. As of December 31, 2012, Philadelphia Financial maintains statutory capital and reserves of $18.4 million. In any particular year, these requirements may increase or decrease depending on a variety of factors, most of which are outside Philadelphia Financial’s control, such as the amount of statutory income or losses generated, changes in equity market levels, the value of fixed-income and equity securities in Philadelphia Financial’s investment portfolio, changes in interest rates and foreign currency exchange rates, as well as changes to the risk based capital formulas used by insurance regulators. Increases in the amount of additional statutory reserves that Philadelphia Financial is required to hold can adversely affect the financial condition and results of operations of the Combined Company.

A downgrade in Philadelphia Financial’s claims paying ability or financial strength ratings could increase policy surrenders and withdrawals, adversely affecting relationships with distributors and reducing new policy sales.

Claims paying ability ratings, sometimes referred to as financial strength ratings, indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insureds. These ratings are therefore key factors underlying the competitive position of life insurers. In particular, several of the non-affiliated distributors of Philadelphia Financial’s life insurance products refuse to do business with insurance companies that are rated lower than AA- for financial strength by Standard & Poor’s Ratings Services (“S&P”) or the equivalent of such rating issued by other recognized ratings agencies. Philadelphia Financial currently has ratings of A- from A.M. Best Company, Inc. A ratings downgrade or the potential for such a downgrade could materially increase the number of policy surrenders and withdrawals by policyholders of cash values from their policies, adversely affect relationships with distributors of Philadelphia Financial’s annuity and life insurance products, reduce new annuity policy sales and adversely affect the Combined Company’s ability to compete in the life insurance industry.

A change in law or regulation applicable to Philadelphia Financial’s annuity and insurance products could adversely affect the financial condition and results of operations of the Combined Company.

Philadelphia Financial generates revenue from the sale and administration of variable annuity and variable life insurance products. Such products enjoy U.S. federal income tax benefits that are conferred by statute or regulation. Should such benefits be curtailed or eliminated by changes in statute or regulation, Philadelphia Financial’s continuing issuance of variable annuity and variable life insurance products could be adversely affected. Any retroactive application of such statutory or regulatory changes could result in surrenders of Philadelphia Financial’s existing variable annuity and variable life insurance products, and any reduction in revenues resulting from such surrenders could adversely affect the financial condition and results of operations of the Combined Company.

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Philadelphia Financial may incur losses if its reinsurers are unwilling or unable to meet their obligations under reinsurance contracts.

Philadelphia Financial uses reinsurance to reduce the severity and incidence of claims costs, and to provide relief with regard to certain reserves. As of December 31, 2012, approximately 99% of the mortality risk on the insurance policies issued by Philadelphia Financial is reinsured by third parties. Under these reinsurance arrangements, other insurers assume a portion of Philadelphia Financial’s losses and related expenses; however, Philadelphia Financial remains liable as the direct insurer on all risks reinsured. Consequently, reinsurance arrangements do not eliminate Philadelphia Financial’s obligation to pay claims and Philadelphia Financial assumes credit risk with respect to its ability to recover amounts due from its reinsurers. The inability or unwillingness of any reinsurer to meet its financial obligations could negatively affect Philadelphia Financial’s operating results.

Adverse rulings or significant legal expenses in pending litigation matters could adversely affect the financial condition and results of operations of the Combined Company.

Philadelphia Financial affiliates are currently parties to a pending class action litigation alleging various claims under Colorado statutory and common law, including state securities act claims, breach of fiduciary duty, negligence, civil conspiracy, and fraudulent omission arising from investment losses within variable annuity or variable life insurance products issued by a Philadelphia Financial affiliate. On March 15, 2013, the court granted its preliminary approval to a class settlement of the proceeding. A final hearing to approve the settlement is scheduled for May 28, 2013. Until then, class members may submit objections to the proposed settlement. There can be no assurance that the settlement will be approved at such hearing. The Phoenix Companies, Inc. (from whom Tiptree acquired Philadelphia Financial) has agreed to indemnify Philadelphia Financial in connection with liabilities arising from specified pre-closing acts or omissions. The current litigation falls within the scope of this indemnification. However, an adverse judgment in this litigation that is ultimately sustained on appeal and in respect of which The Phoenix Companies, Inc. ultimately fails to provide indemnification, in whole or in part, could have a material adverse effect on PFLAC’s financial position and results of operations, and an indirect material adverse effect on the Combined Company’s financial position and results of operations.

See “Description of the Business of Tiptree Financial Partners, L.P. — Legal Proceedings” for further information concerning this litigation.

A reduction in fees paid to TAMCO could adversely affect the profitability of the Combined Company.

TAMCO generates management, servicing and advisory fees based on the amount of assets managed, and in certain cases, on the returns generated by the assets managed. Fee income was approximately $1.1 million for fiscal 2012 on a consolidated basis. A reduction in fees paid to TAMCO, due to termination of management agreements, reduction in assets managed or lower than expected returns, could adversely affect the profitability of the Combined Company.

The nature of the assets owned by MFCA present risks related to the special nature of such assets.

States, municipalities or public authorities issue tax-exempt (or, in certain cases, taxable) obligations to obtain funds for various public purposes. The two principal classifications of municipal obligations are general obligation and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its faith, credit and specified taxing power for the payment of principal and interest, whether it be unlimited or limited. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and a governmental entity’s creditworthiness will depend on many factors, including:

•	global, national, regional and/or local macro-economic factors, including the overall rate of growth of the U.S. economy;

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•	unemployment levels within the obligor’s tax base;

•	the size of the obligor’s tax base, its potential erosion due to population declines or reductions in assessed valuations and its ability to increase taxes without eroding the tax base;

•	natural disasters;

•	declines in the obligor’s industrial base or inability to attract new industries;

•	legislative proposals and/or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid;

•	access to capital markets; and

•	other factors beyond the obligor’s control.

Revenue bonds are payable only from the designated revenues derived from a particular project or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the project being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is dependent upon the financial performance of the project or the obligor.

MFCA’s assets may also include certain tax-exempt lease obligations, which may be subject to annual appropriation by the municipality. Failure to appropriate would result in MFCA having to exercise remedies, including repossession of equipment or foreclosure on property, which could result in losses by MFCA.

Any one of these risks may materially and adversely affect the value of MFCA’s assets and negatively affect the Combined Company’s results of operations and financial condition.

Prepayment rates on municipal bonds could negatively affect the value of MFCA’s assets.

The value of MFCA’s assets and derivative arrangements related to municipal bonds, if any, may be adversely affected by prepayment rates of the underlying bonds. Prepayment rates are influenced by changes in current interest rates and a variety of economic, political, geographic and other factors beyond our control. Consequently, the Combined Company’s earnings may be adversely affected if the underlying obligors prepay the municipal bonds at higher-than-expected rates.

We may experience unexpected difficulties in combining Tiptree’s and Care’s businesses.

Upon completion of the Contribution Transactions, we will be required to integrate reporting of Tiptree’s businesses into our existing control systems and procedures to ensure the Combined Company satisfies its periodic and current reporting requirements under applicable SEC regulations. We cannot assure you that we will be able to successfully do so, or that, in connection therewith, we will not unexpectedly spend cash and expend significant other resources. Failure to effectively integrate reporting of Tiptree’s businesses into the Combined Company’s existing systems could hinder the Combined Company’s ability to operate as a public company and materially and adversely affect the Combined Company’s business, results of operations and financial condition.

Management of the Combined Company has limited experience operating a public company, which may impede management’s ability to successfully manage its business.

Management of the Combined Company has limited experience operating a public company. Therefore, the Combined Company’s management will rely in many instances on the professional experience and advice of third parties including its consultants, attorneys and accountants. Failure to comply or adequately comply with any laws, rules, or regulations applicable to public companies, which could result due to management’s limited experience operating a public company, may result in fines or regulatory actions, which may materially adversely affect the Combined Company’s business, results of operation, or financial condition.

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Some of the Combined Company’s officers and directors currently or may in the future act as members, managers, officers, directors or employees of entities with business strategies that may conflict with those of the Combined Company.

Some of the Combined Company’s officers and directors currently or may in the future act as members, managers, officers, directors or employees of entities with business strategies that may conflict with those of the Combined Company. Michael Barnes, who is expected to be Executive Chairman of the Combined Company, is a founding partner and Co-Chief Investment Officer of Tricadia Holdings, L.P. (“Tricadia”), an asset management holding company. Tricadia’s subsidiaries include, and Mr. Barnes is co-chief investment officer of, companies that manage hedge funds and structured vehicles with business strategies that may compete with those of the Combined Company. Furthermore, Geoffrey Kauffman, who is expected to be the President, Chief Executive Officer and Vice Chairman of the Combined Company, is a limited partner of Tricadia. Such positions may give rise to actual or potential conflicts of interest, which may not be resolved in a manner that is in the best interests of the Combined Company or its stockholders.

The duties of the Combined Company as managing member of Operating Subsidiary may come into conflict with the duties that our directors and officers have to the Combined Company and its stockholders.

Upon completion of the Contribution Transactions, the Combined Company and Tiptree will be the sole members of Operating Subsidiary, and the Combined Company will be the managing member of Operating Subsidiary. Our directors and officers will have duties to the Combined Company and its stockholders under applicable Maryland law in connection with the management of the Combined Company. At the same time, the Combined Company, as managing member of Operating Subsidiary, will have fiduciary duties and obligations to Operating Subsidiary and its members under Delaware law and the Operating Agreement. The duties of the Combined Company as managing member of Operating Subsidiary may come into conflict with the duties that our directors and officers have to the Combined Company and its stockholders. These conflicts may be resolved in a manner that is not in the best interests of the Combined Company and its stockholders.

The Combined Company will operate in highly competitive markets for business opportunities and personnel, which could impede its growth and negatively impact its results of operations.

The Combined Company will operate in highly competitive markets for business opportunities in each of its lines of business. Many competitors of the Combined Company will have financial, personnel and other resources that are greater than those of the Combined Company and may be better able to react to market conditions. These factors may place the Combined Company at a competitive disadvantage in successfully competing for future business opportunities and personnel, which could impede the growth of the Combined Company and negatively impact its results of operations.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information both included and incorporated by reference in this proxy statement contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements provide our current expectations or forecasts of future events and are not statements of historical fact. These forward-looking statements include information about possible or assumed future events, including, among other things, the completion of the Contribution Transactions on the terms summarized in this proxy statement, discussion and analysis of our future financial condition, results of operations, our strategic plans and objectives, cost management, occupancy and leasing rates and trends, liquidity and ability to refinance our indebtedness as it matures, anticipated capital expenditures (and access to capital) required to complete projects, amounts of anticipated cash distributions to our stockholders in the future and other matters. When we use words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” or similar expressions, we intend to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding the following:

•

the closing of the Contribution Transactions and the satisfaction of conditions to the closing, including obtaining consent and waivers of certain lenders, including government-sponsored lenders such as Fannie Mae and Freddie Mac, regulators and limited partners of Tiptree;

•	the anticipated benefits of the Contribution Transactions, including better access to capital and greater liquidity for our stockholders;

•	the expectation that the Class A Common Stock of the Combined Company will trade on a national securities exchange;

•	the loss of the Company’s status as a REIT, which is expected to occur effective as of January 1, 2013; and

•	the ability to integrate the businesses of Tiptree and the Company successfully, and the amount of time spent and expense incurred in connection with the integration.

The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. You should not place undue reliance on these forward-looking statements. Factors that could have a material adverse effect on our operations and future prospects or the completion of the Contribution Transactions include, but are not limited to:

•	conflicts of interests with certain of our directors, officers and related parties that could lead to less vigorous enforcement of the terms of the Contribution Agreement;

•	expected loss of our qualification as a REIT;

•	the impact of sales or the perception of potential sales by Tiptree limited partners or Tiptree on the market price of the Class A Common Stock;

•	uncertainties in closing the Contribution Transactions;

•	significant transaction costs and/or unknown liabilities that affect the Combined Company;

•	the failure to obtain any necessary third party consents or satisfy any of the other conditions of the Contribution Agreement;

•	the availability and terms of additional financing;

•	uncertainties regarding the impact of existing and new regulations affecting the insurance, healthcare and financial services industries;

•	our ability to compete for future business opportunities and personnel with entities that have greater financial, personnel and other resources than us;

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•	the impact of adverse rulings in pending litigation matters;

•

with respect to Philadelphia Financial, impact of any required increase in its statutorily required reserves, a downgrade in Philadelphia Financial’s claims paying ability ratings or the inability or unwillingness of Philadelphia Financial’s reinsurers to meet their obligations;

•	with respect to TAMCO, a reduction in management fees paid or a decline in the value of its assets;

•

with respect to MFCA, risks of limitations on the taxing power of issuers, financial performance of projects funding revenue bonds, and the failure of municipalities to make appropriations with respect to tax-exempt lease obligations that are specifically related to municipal obligations and prepayment rates by municipal obligors; and

•	the risks described under the heading “Risk Factors” in this proxy statement and the other risks detailed from time to time in our reports filed with the SEC.

The cautionary statements contained or incorporated by reference into this proxy statement should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. Except for our ongoing obligations to disclose certain information as required by the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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GENERAL INFORMATION ABOUT THE SPECIAL MEETING

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of the Company for use at the special meeting of stockholders to be held on June 12, 2013.

Date, Time and Place of the Special Meeting

The special meeting will be held on June 12, 2013, at 11:00 a.m., local time, at 780 Third Avenue, 21st Floor, New York, New York, 10017.

Purpose of the Special Meeting

The purpose of the special meeting is for you to:

•	consider and vote upon a proposal to approve the Company Contribution;

•	consider and vote upon a proposal to approve the Amended and Restated Charter; and

•

consider and vote upon a proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the foregoing proposals.

Record Date, Notice and Quorum

The Board has fixed April 25, 2013 as the record date for determining which stockholders of the Company are entitled to notice of, and to vote their shares in person or by proxy at, the special meeting and any adjournment of the special meeting. As of the close of business on the record date, there were 10,243,880 shares of our common stock outstanding, held by 11 holders of record.

The holders of a majority of the shares of our common stock that were outstanding as of the close of business on the record date, present in person or represented by proxy, will constitute a quorum for purposes of the special meeting. A quorum is necessary to hold the special meeting. Abstentions will be counted as shares present in person or represented by proxy for the purposes of determining the presence of a quorum. However, shares held in “street name” by brokers, banks, or other nominees for which instructions have not been provided will not be counted for the purposes of determining the presence of a quorum.

Required Vote for Each Proposal

The votes required to approve each proposal are as follows:

•	Proposal 1: The approval of the Company Contribution requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the special meeting.

•	Proposal 2: The approval of the Amended and Restated Charter requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

•

Proposal 3: Approval of any adjournments of the special meeting for the purpose of soliciting additional proxies requires the affirmative vote of a majority of the votes cast at the meeting, provided that a quorum is present.

Voting Instructions

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the special meeting or vote by giving your proxy authorization over the Internet, by telephone or by properly completing, signing and dating the accompanying proxy card where indicated and mailing the card in

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the postage paid envelope provided. Whether or not you plan to attend the special meeting, we encourage you to vote by proxy or to give your proxy authorization to ensure that your votes are counted. You may still attend the special meeting and vote in person if you have already voted by proxy or given your proxy authorization.

•

VOTE BY INTERNET — You may vote by internet at www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

•

VOTE BY PHONE — You may vote by calling 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

•

VOTE BY MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Care Investment Trust Inc., Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•

VOTE IN PERSON — You may vote in person by attending the special meeting. At the meeting, you will need to request a ballot to vote. Instructions regarding how to obtain directions to attend the special meeting are located on our website at www.carereit.com.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent. If your shares of common stock are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee, which you must follow in order to have your shares of common stock voted. Such stockholders who wish to vote in person at the special meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their shares of common stock of record.

Proxies and Revocations

If you properly submit a proxy prior to the special meeting, your shares will be voted as you direct. If you submit a proxy but no direction is otherwise made, your shares will be voted “FOR” the approval of the Company Contribution, “FOR” the approval of the Amended and Restated Charter and “FOR” the approval of any adjournments of the special meeting for the purpose of soliciting additional proxies.

You may revoke your proxy at any time, but only before the proxy is voted at the special meeting, in any of three ways:

•	filing a written notice revoking the proxy with our Secretary at our address;

•	signing and forwarding to us a proxy with a later date; or

•	appearing in person and voting by ballot at the special meeting.

If you attend the special meeting, you may vote in person whether or not you have previously given a proxy, but your presence (without further action) at the meeting will not constitute revocation of a previously given proxy.

If your shares are held by your broker, bank or other agent as nominee, you should follow the instructions provided by your broker, bank or agent.

Other Matters

We do not expect that any matters other than the proposals described in this proxy statement will be brought before or at the special meeting. If, however, such a matter is properly presented before or at the special meeting, or any adjournments or postponements of the special meeting, the persons appointed as proxies will have authority to vote the shares represented by duly executed proxies in accordance with their discretion.

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PROPOSAL 1: THE COMPANY CONTRIBUTION

On December 31, 2012, we entered into the Contribution Agreement with Tiptree and Operating Subsidiary, which was amended by the First Amendment to the Contribution Agreement, dated February 14, 2013. For a summary of the material terms and conditions of the Contribution Agreement, as amended, and related agreements, see the sections entitled “The Contribution Agreement” on page 45, “The Operating Agreement” on page 56 and “The Registration Rights Agreement” on page 57. Pursuant to the Contribution Agreement, and subject to its terms and conditions, the Company will make the Company Contribution to Operating Subsidiary in exchange for 10,289,192 Common Units, representing approximately 25% of the Common Units of Operating Subsidiary, and Tiptree will make the Tiptree Contribution in exchange for 31,147,371 Common Units, representing approximately 75% of the Common Units of Operating Subsidiary, and 31,147,371 shares of our newly classified Class B Common Stock.

The Contribution Transactions are subject to customary closing conditions, including, among others, accuracy of representations and warranties, compliance with pre-closing covenants and absence of any material adverse change, as well as a majority of the shares of our outstanding common stock voting in favor of the Company Contribution (which shares include those owned by Tiptree, who intends to vote all of its shares in favor of the Company Contribution), approval of the Tiptree Contribution by the limited partners of Tiptree, receipt of certain third-party consents and filing of the Amended and Restated Charter with MSDAT. Additionally, there is a closing condition that, upon closing, the Combined Company’s board of directors consist of Michael Barnes, Geoffrey Kauffman, William Houlihan, Jonathan Ilany, Richard Price and Bradley Smith.

The Board has determined that the Company Contribution and related transactions are in the best interests of the Company and its stockholders. As a result, we are seeking stockholder approval for the Company Contribution.

Background of the Transaction

In August 2010, Tiptree acquired approximately 92% of our then-outstanding common stock through a private issuance followed by consummation of a tender offer by us for shares of our common stock. In November 2010, we internalized all aspects of our management, except certain advisory, accounting and general administrative functions, which are provided by TREIT Management, LLC (“TREIT”), currently an indirect subsidiary of Tiptree, pursuant to a services agreement. During this period, two executive officers of Tiptree, Michael Barnes, Tiptree’s Chairman, and Geoffrey Kauffman, then Tiptree’s President, as well as Salvatore V. (Torey) Riso, our chief executive officer, became members of our Board, which after such time consisted of four independent directors and Messrs. Barnes, Kauffman and Riso.

During the six month period ended in May 2011, our executive committee, consisting of Messrs. Barnes, Kauffman and Riso, formulated a strategic initiative designed to move the Company more into the senior housing business, with a view toward growth of the Company through acquisitions of senior housing assets. The first step in this process was the acquisition of three assisted living and memory care properties from Greenfield Senior Living, Inc. in September 2011 and the restructuring and eventual sale of our joint venture interest in a limited partnership with Cambridge Holdings, Inc., a Texas developer of medical office buildings, in November 2011. After the sale of the Cambridge joint venture interest our executive committee began considering alternatives to raise additional capital, including a possible public or private offering of our common stock.

After discussing with investment bankers and among themselves various alternatives for raising capital to allow the Company to acquire new senior housing assets, our executive committee reached the realization that our lack of size was a significant impediment to raising capital at a price that would fairly value the assets comprising our portfolio at such time. Our executive committee also considered whether a merger with another healthcare REIT would provide a better platform to raise capital and grow.

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On or about September 6, 2012, Mr. Kauffman, then President and Chief Executive Officer of Tiptree and our Vice Chairman, informed our chief executive officer, Mr. Riso, that Tiptree was preparing an offer for a transaction that would effectively combine Tiptree and the Company. On September 11, 2012, Mr. Barnes, as Chairman of the Board, called a telephonic meeting of the Board to be held on September 13, 2012. On September 12, 2012, a presentation prepared by Tiptree was distributed to all Board members regarding a potential transaction pursuant to which the Company would contribute all of its assets to a newly formed limited partnership or limited liability company and Tiptree would contribute all of its assets, except the Company common stock that it owned, with Tiptree receiving units of partnership or membership interests in the new entity that would, after one year from issuance, be redeemable for an equal number of shares of the Company’s common stock, or, at the Company’s sole discretion, a cash amount (or combination of cash and shares) based on the market value thereof. The materials provided the Board with information about the various businesses that Tiptree owned and would contribute in the transaction. Finally, the materials stated Tiptree’s belief that, among other things, the combined companies would be better able to raise capital and operate as a larger, more diversified public company than the Company could do on its own.

On September 13, 2012, the Board met for the purpose of allowing Tiptree to present its idea for a potential combination transaction involving Tiptree and the Company. All Board members were present, as were representatives of Bass Berry. Tiptree made a detailed presentation of the prospective transaction and the rationale for the prospective transaction. After a lengthy discussion during which the independent directors asked several questions about the prospective transaction, the Board asked for advice of counsel as to the proper process to follow in considering a potential transaction involving the Company and Tiptree. After providing a lengthy explanation of the duties owed by the directors, Bass Berry recommended that the Company request a formal proposal from Tiptree. Bass Berry also recommended that if, after receiving a formal proposal, the Board determined that the prospective transaction might be in the best interests of the Company, it would be appropriate for the Board to appoint a special committee consisting solely of directors who had no interest in Tiptree and no interest in the Company other than as directors and stockholders. The Board discussed at length the process for considering and approving a transaction with Tiptree, their duties as directors, the need for an independent financial advisor and the interests of minority stockholders of the Company. After the lengthy discussion, the independent directors requested that Tiptree deliver a formal proposal to the Company.

On September 24, 2012, Tiptree delivered to the Board a written offer to effect the contribution transaction described in Tiptree’s September 12, 2012 presentation. The offer provided for the formation of a new pass-through entity (either a limited partnership or a limited liability company), the contribution to the new entity by the Company and Tiptree of all of their respective assets, except Tiptree would not contribute the Company common stock owned by it. Tiptree proposed that the relative ownership interests in the new pass-through entity would be determined based on the relative book values of the assets contributed by Tiptree and the Company, subject to agreed upon adjustments. Tiptree proposed that all ownership interests in the new pass-through entity received by Tiptree in the transaction would, beginning one year after issuance, be redeemable at the option of the holder in exchange for Company common stock on a one-for-one basis or, at the Company’s election, cash equal to the value of such ownership interests determined by reference to the trading price of the Company common stock at the time of such redemption. Tiptree proposed that after consummation of the transaction, the healthcare-related real estate business currently operated by the Company would be operated as a subsidiary or division of the Company.

On September 24, 2012, the Board met to consider Tiptree’s offer. All directors were present, as were representatives of Bass Berry. After Bass Berry reminded the directors of their duties, Mr. Kauffman, on behalf of Tiptree, made a lengthy presentation of the offer to the Board. The independent directors asked a number of clarifying questions about the offer. Upon Bass Berry’s advice, the Board determined that it would be advisable and in the best interests of the Company and its stockholders other than Tiptree to appoint a special committee consisting only of independent directors who had no interest in Tiptree and no interest in the Company other than as directors and stockholders. After reviewing the qualifications of each independent director of the Company, the Board appointed William Houlihan, J. Rainer Twiford and Jean-Michel (Mitch) Wasterlain as the members of the Special Committee.

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Immediately after the Board meeting on September 24, 2012, the Special Committee held an organizational meeting. The Special Committee elected Mr. Houlihan to serve as the chair of the Special Committee. The Special Committee asked Bass Berry if it could represent the Special Committee as counsel in connection with its work on the offer from Tiptree. After determining that Bass Berry had no conflicts in representing the Special Committee, the Special Committee approved the appointment of Bass Berry as its counsel in connection with the proposed transaction. The Special Committee then held a lengthy discussion regarding the need to engage a financial advisor in connection with the proposed transaction. The Special Committee determined that it would be advisable to engage a financial advisor in connection with its consideration of the proposed transaction, and authorized Mr. Houlihan, assisted by Bass Berry, to commence a search for a financial advisor. Finally, the Special Committee directed Mr. Houlihan to notify Tiptree of the Special Committee’s desire to receive a draft of definitive transaction documents from Tiptree.

Between September 24, 2012 and September 27, 2012, Mr. Houlihan had discussions with a number of investment banking firms including CohnReznick regarding service as a financial advisor for the Special Committee in connection with the proposed transaction. Mr. Houlihan requested formal proposals from three of the investment banking firms, including CohnReznick, regarding their service as the financial advisor to the Special Committee. The Special Committee received detailed proposals from three of the investment banking firms outlining their respective expertise. On September 28, 2012, the Special Committee met to hear proposals from two of the investment banking firms, and on October 1, 2012, the Special Committee met to hear a proposal from CohnReznick. On October 2, 2012, the Special Committee approved the selection of CohnReznick as the Special Committee’s financial advisor in connection with the proposed transaction.

As part of its valuation services advisory practice, CohnReznick is regularly engaged in performing financial analyses with regard to businesses and their securities in connection with mergers and acquisitions, financings, restructurings, valuations, fairness opinions and other financial advisory services. CohnReznick has assisted numerous special committees and boards of directors of public and private companies in reviewing various transactions and opining as to the fairness of such transactions to certain constituents from a financial point of view. CohnReznick was selected by the Special Committee to serve as its financial advisor on the basis of such experience.

On October 3, 2012, the Company and Bass Berry received from Tiptree, through Tiptree’s counsel, Schulte Roth & Zabel LLP (“SRZ”), a draft of the Contribution Agreement. On October 5, 2012, Bass Berry provided Tiptree and SRZ with a detailed markup of the Contribution Agreement and on October 9, 2012, Bass Berry reviewed the draft, with Bass Berry’s comments, with the Special Committee. The draft agreement was also provided to CohnReznick.

On October 9, 2012, November 5, 2012 and November 16, 2012, the Special Committee held telephonic meetings during which Mr. Houlihan informed the Special Committee of the progress being made by CohnReznick and Bass Berry informed the Special Committee of the progress being made on the transaction agreements.

On October 10, 2012, SRZ, on Tiptree’s behalf, distributed a new draft of the Contribution Agreement to the Company and Bass Berry.

On October 16, 2012, the Company and Bass Berry received from Tiptree and SRZ a draft of the Operating Agreement.

Bass Berry provided Tiptree and SRZ with a detailed markup of the draft Contribution Agreement on October 26, 2012.

On October 31, 2012, SRZ, on Tiptree’s behalf, distributed a new draft of the Contribution Agreement to the Company and Bass Berry.

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On November 7, 2012, Bass Berry provided Tiptree and SRZ with a detailed markup of the Operating Agreement.

On November 12, 2012, SRZ, on Tiptree’s behalf, distributed a draft of the Registration Rights Agreement to the Company and Bass Berry.

On November 17, 2012, SRZ, on Tiptree’s behalf, distributed new drafts of the Contribution Agreement and the Operating Agreement to the Company and Bass Berry.

On November 21, 2012, SRZ, on Tiptree’s behalf, distributed a draft of Tiptree’s disclosure schedules to the Contribution Agreement to the Company and Bass Berry.

On or about December 3, 2012, Tiptree delivered to Mr. Houlihan and Bass Berry the proposed adjusted book values of assets to be contributed to Operating Subsidiary by Tiptree and the Company, which would form the basis for the number of units to be received by each of Tiptree and the Company upon closing of the Contribution Transactions. Mr. Houlihan promptly delivered these numbers to CohnReznick.

Between December 4, 2012 and December 11, 2012, CohnReznick did extensive analysis of the adjusted book value numbers provided by Tiptree, and in a call to Mr. Houlihan on December 11, 2012, informed Mr. Houlihan that CohnReznick would have difficulty providing a fairness opinion on the relative contribution ratios based on a valuation of Company adjusted book value of $90 million, and suggested to Mr. Houlihan that the Special Committee should ask for more value to be attributed to the Company’s assets in the transaction.

During three meetings held on December 11, 12 and 13, 2012, the Special Committee reviewed the proposed adjusted book values of the assets to be contributed to Operating Subsidiary by Tiptree and the Company. During the December 13, 2012 meeting, the Special Committee had an extended discussion regarding the methodologies for determining the relative values, including the relative values of Tiptree’s insurance business, municipal and corporate bond assets and CLO business. CohnReznick agreed to perform additional analyses of Tiptree’s insurance business and corporate and municipal bond assets and Mr. Wasterlain requested permission to approach Mr. Kauffman at Tiptree to gain an understanding of the value of Tiptree’s CLO business. Later in the day, Mr. Wasterlain discussed the valuation methodologies for Tiptree’s CLO business with Mr. Kauffman, and reported to Mr. Houlihan that he was satisfied with the valuation methodology and the valuation. As a result of the lengthy discussions during the meetings on December 11, 12 and 13, 2012, the Special Committee authorized Mr. Houlihan to negotiate with Tiptree to increase the valuation of adjusted book value for the Company, and, accordingly, the relative contribution percentage of the Company in the Contribution Transactions.

On December 13, 2012, Mr. Houlihan and Mr. Kauffman discussed the relative contribution percentages of Tiptree and the Company in the Contribution Transactions. Mr. Kauffman agreed to a valuation of adjusted book value of Company contributed assets of $92 million, but also asked Mr. Houlihan to consider Tiptree earnings between the end of the third quarter and the signing date as well as the relative values and earning power of Tiptree’s multiple lines of business and provide Tiptree with credit for that value. The negotiation between Messrs. Houlihan and Kauffman resulted in the final contribution ratio (on a fully-diluted basis) of approximately 75.4% based on the assets contributed by Tiptree and approximately 24.6% based on the assets contributed by the Company.

Bass Berry provided Tiptree and SRZ with a detailed markup of the draft transaction documents on December 14, 2012.

On December 17, 2012, Bass Berry, on the Company’s behalf, distributed a draft of the Company’s disclosure schedules to the Contribution Agreement to Tiptree and SRZ.

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On December 18, 2012, SRZ, on Tiptree’s behalf, distributed new drafts of the Contribution Agreement, Operating Agreement and Registration Rights Agreement and a draft of the Amended and Restated Charter to the Company and Bass Berry.

On December 18, 2012, representatives of Bass Berry and SRZ held a call to address final issues in the Contribution Agreement and the Operating Agreement, which issues were resolved to the satisfaction of both parties. The draft documents were distributed to CohnReznick.

On December 18, 2012, the Special Committee met to consider approval of the Contribution Agreement and the Contribution Transactions contemplated in connection with the contribution of assets pursuant to the Contribution Agreement. At the beginning of the meeting, Bass Berry advised the Special Committee members of their fiduciary duties. The Special Committee then heard a presentation by CohnReznick regarding the fairness, from a financial point of view, of the relative contribution ratios in respect of the assets contributed by Tiptree and the Company in the Contribution Transactions contemplated by the Contribution Agreement. The Special Committee members asked CohnReznick a number of questions during its presentation. After completion of its presentation, CohnReznick expressed verbally its opinion that the consideration to be received by the Company in connection with the Contribution Transactions is fair, from a financial point of view. CohnReznick delivered its written opinion to that effect on December 19, 2012, a copy of which is attached as Appendix E to this proxy statement. After CohnReznick delivered its verbal fairness opinion, Bass Berry provided the Special Committee with a detailed summary of the Contribution Agreement, the Operating Agreement and the other ancillary agreements in the proposed transaction. After receiving the verbal fairness opinion from CohnReznick and the summary of the definitive agreements from Bass Berry, the Special Committee unanimously voted to approve the Contribution Agreement and the transactions contemplated therein, the Operating Agreement and the other ancillary agreements and transactions contemplated therein, and to recommend to the Board that it approve and adopt the Contribution Agreement, the Operating Agreement and all ancillary documents in connection with the proposed transaction.

On December 20, 2012 the Board, at a regularly scheduled meeting, received the recommendation of the Special Committee and, after discussion, voted to approve (with Messrs. Barnes and Kauffman abstaining) the Contribution Agreement and the transactions contemplated therein, the Operating Agreement and the other ancillary agreements and transactions contemplated therein, with such immaterial or non-substantive modifications as Tiptree and SRZ and the Company and Bass Berry agreed upon.

On December 27, 2012, Tiptree delivered final numbers to be inserted in the Contribution Agreement and the Operating Agreement and other ancillary documents. After discussion and final negotiations on language in the Contribution Agreement and the Operating Agreement and other ancillary documents, on December 31, 2012, Tiptree, the Company and Operating Subsidiary executed and delivered the Contribution Agreement. The parties issued a joint press release on December 31, 2012 announcing entry into the Contribution Agreement.

Reasons for the Contribution Transactions

In approving the Contribution Transactions and recommending the Company Contribution and Amended and Restated Charter to the Company’s stockholders, the Special Committee and the Board considered a number of potential benefits to be realized by us upon consummation of the Transaction, including, without limitation:

•	We will be part of a larger company with a more diversified business platform, which we believe will provide us with better access to capital;

•

As a larger company, we expect to qualify to list our shares of Class A Common Stock on a national securities exchange, which we believe will provide our stockholders with greater liquidity and price transparency than currently exists in the OTCQX market, where our shares of common stock are currently quoted;

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•	We will benefit from Tiptree’s larger administrative team;

•	Our cost of being a public company, which we have continued to incur since Tiptree’s acquisition of a controlling interest in us, will be spread over a larger asset and revenue base;

•

We believe that being part of a larger company will provide us with a better ability to recruit and retain qualified employees to work in our senior housing business, as well as any related business we may explore, or other businesses in which Operating Subsidiary engages; and

•	Historically, Tiptree has produced higher returns than the Company.

The Special Committee and the Board also considered the following negative factors in evaluating the Contribution Transactions: (i) the potential difficulty investors might have analyzing a company with numerous business lines in different industries; (ii) the loss of the Company’s status as a REIT, which we expect to occur effective as of January 1, 2013, and the negative tax implications to our stockholders on account of the loss of our REIT status; (iii) the potential conflicts that might arise in connection with decisions on where to allocate capital among the businesses that will be operated by Operating Subsidiary; and (iv) the potential cost and time delays in getting third-party lender consents in connection with the consummation of the Contribution Transactions, particularly from government-sponsored lenders such as Fannie Mae and Freddie Mac.

Opinion of the Company’s Financial Advisor

The Special Committee retained CohnReznick as its independent financial advisor in order to review the proposed Contribution Transactions and provide an opinion to the Special Committee as to whether the consideration to be received by the Company in connection with the Contribution Transactions is fair, from a financial point of view. As part of its valuation services advisory practice, CohnReznick is regularly engaged in performing financial analyses with regard to businesses and their securities in connection with mergers and acquisitions, financings, restructurings, valuations, fairness opinions and other financial advisory services. CohnReznick has assisted numerous special committees and boards of directors of public and private companies in reviewing various transactions and opining as to the fairness of such transactions to certain constituents from a financial point of view. CohnReznick was selected by the Special Committee to serve as its financial adviser on the basis of such experience.

Following a presentation to the Special Committee on December 18, 2012, CohnReznick expressed verbally its opinion that the consideration to be received by the Company in connection with the Contribution Transactions is fair, from a financial point of view. CohnReznick delivered its written opinion to that effect on December 19, 2012.

The full text of the written opinion of CohnReznick, which sets forth, among other things, assumptions made, procedures followed, matters considered, qualifications and exceptions, and limitations of the review undertaken in rendering the opinion, is attached as Appendix E to this proxy statement and is incorporated herein by reference. Stockholders are urged to read the opinion carefully and in its entirety.

The opinion of CohnReznick is directed to the Special Committee and addresses only the fairness from a financial point of view to the Company of the consideration to be received by the Company in connection with the Contribution Transactions. The opinion of CohnReznick is not a recommendation as to how any stockholder or any other person or entity should vote or act with respect to any matters relating to the Contribution Transactions. Further, the CohnReznick opinion does not in any manner address the Company’s underlying business decision to pursue the Contribution Transactions or the relative merits of the Contribution Transactions as compared to any alternative business transaction or strategy. The decision as to whether to approve the Company Contribution may depend on an assessment of factors unrelated to the financial analysis on which the opinion of CohnReznick is based.

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The following is a summary of the material analyses performed by CohnReznick in connection with rendering its opinion. CohnReznick noted that the basis and methodology for the opinion have been designed specifically for this purpose and may not translate to any other purposes. While this summary describes the analyses and factors that CohnReznick deemed material in its presentation and opinion to the Special Committee, it does not purport to be a comprehensive description of all analyses and factors considered by CohnReznick. The opinion is based on the comprehensive consideration of the various analyses performed. This summary is qualified in its entirety by reference to the full text of the opinion of CohnReznick.

In arriving at its opinion, CohnReznick did not attribute any particular weight to any particular analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor.

Several analytical methodologies were employed by CohnReznick in its analyses, and no one single method of analysis should be regarded as critical to the overall conclusion reached by it. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Accordingly, CohnReznick believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors in their entirety, could create a misleading or incomplete view of the evaluation process underlying its opinion.

The conclusion reached by CohnReznick, therefore, is based on the application of its own experience and judgment to all analyses and factors considered by it, taken as a whole.

•	In rendering its opinion CohnReznick, among other things:

•	Considered applicable valuation methodologies utilized for similar transactions;

•	Analyzed the draft Contribution Agreement and draft Operating Agreement, which CohnReznick was informed was near final;

•	Analyzed Tiptree’s audited consolidated financial statements for the years ended December 31, 2007 through 2011 and its unaudited statements for the quarter ended September 30, 2012;

•

Analyzed audited financial statements for subsidiaries of Tiptree, including Philadelphia Financial for the years ended December 31, 2006 through 2011, MFCA for the years ended December 31, 2007 through to 2010, and for Star Asia for the years ended December 31, 2010 and 2011 and the quarters ended September 30, 2011 and September 30, 2012;

•	Analyzed Care’s 10-Ks for the years ended December 31, 2007 through 2011 and its Form 10-Q for the quarter ended September 30, 2012;

•	Analyzed Tiptree’s quarterly investor reports for the quarters ended September 30, 2007 through September 30, 2012;

•

Analyzed certain financial and operating information provided to CohnReznick by Tiptree’s management relating to Care and Tiptree’s businesses, such business plan projections for Care and Tiptree, including the four non-Company segments of Tiptree:

•	Philadelphia Financial;

•	MFCA;

•	TAMCO; and

•	a portfolio of assets held by Tiptree (the “Portfolio”);

•	Interviewed Tiptree’s and Care’s management to discuss respective operations, historical financial statements, and future prospects;

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•	Analyzed Care’s historical market prices and trading volume of its publicly traded common stock, along with publicly available financial data on Care;

•	Analyzed financial terms, including premiums paid, of control transactions in which public REIT shareholders were bought out;

•	Analyzed publicly available financial data to identify public companies to compare to Care and TAMCO;

•	Analyzed publicly available transaction data to identify public companies transactions to compare to Care and TAMCO;

•	Analyzed terms, pricing, and valuation metrics for Tiptree’s acquisition of TAMCO, Philadelphia Financial and the Hartford transaction described under “— Recent Transactions” below;

•	Analyzed third party market-based valuations of various illiquid securities held by MFCA and in the Portfolio;

•	Analyzed and considered internally prepared valuations for Care’s assets; and

•	Considered such other information, financial studies, analyses, and investigations of financial, economic and market criteria CohnReznick deemed relevant.

•

Financial information analyzed above was primarily through September 30, 2012. Tiptree’s management has represented to CohnReznick that no material changes have occurred between the date of this information and the date of CohnReznick’s opinion.

•

Nothing in the CohnReznick analysis should be construed to imply or constitute a recommendation to Company stockholders or any party as to any action a stockholder should take with respect to the transaction.

CohnReznick prepared its opinion as of December 11, 2012. The opinion was necessarily based upon market, economic, financial, and other conditions as they existed and could be evaluated as of such date, and CohnReznick disclaims any undertaking to advise any person of any change in any fact or matter affecting its opinion coming or brought to the attention of CohnReznick after the date of the CohnReznick opinion.

Valuation Methodology Overview

•	To value the consideration given by Care, CohnReznick performed a valuation analysis to provide a reasonable range of value for the total owner’s equity in Care.

•	To value the consideration received by Care, CohnReznick performed a valuation analysis of the non-Company segments of Tiptree.

•	In order to value Care, CohnReznick performed the following valuation analyses:

•	Net Asset Value Method — adjusts the values of the company’s assets and liabilities to their respective market values in order to estimate the value of equity.

•	Comparable Company Analysis — estimates value based on comparison of the companies’ financial statistics with financial statistics of relevant comparable public companies.

•

Discounted Cash Flow Method (“DCF”) — utilizes the concept that the worth of a business is best represented by the present value of the estimated cash flow streams it can generate in the future. The estimated cash flow streams of a business enterprise are then discounted to reflect the time value of money as well as the associated business and economic risks of that enterprise. The DCF approach relies on the ability to forecast cash flows with reasonable accuracy and assess the risk associated with those cash flows. As with any forecast, there is an element of uncertainty involved.

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•	Public Market Pricing Analysis — historical stock prices and volume of the company are observed over a variety of periods.

•	In order to value MFCA, CohnReznick performed an analysis using the Net Asset Value Method.

•	In order to value the Portfolio, CohnReznick performed an analysis using the Net Asset Value Method.

•	In order to value TAMCO, CohnReznick performed the following valuation analyses:

•	DCF analysis;

•	Comparable Company Analysis; and

•	Analysis of the recent transaction involving the acquisition of TAMCO by Tiptree.

•	In order to value Philadelphia Financial, CohnReznick performed the following valuation analyses:

•	DCF analysis; and

•	Analysis of recent transactions involving the acquisition of assets comprising the business of Philadelphia Financial.

•	In rendering an Opinion, CohnReznick evaluated Care’s relative value to the combination of Care and Tiptree as of December 11, 2012 (the “Valuation Date”).

Overview of Care Investment Trust Inc.

The Company is currently a REIT that invests in healthcare-related facilities including assisted-living, independent-living, memory care, skilled nursing and other healthcare and seniors-related real estate assets in the U.S. The Company was incorporated in Maryland in March 2007 and completed its initial public offering on June 22, 2007.

As of March 31, 2013, Care’s portfolio of assets consists of wholly-owned and majority-owned real estate of senior housing facilities, including assisted living, independent living and memory care facilities, as well as real estate joint-ventures of senior housing facilities, including an assisted/independent living facility and senior apartments, and a loan investment secured by skilled nursing facilities, as well as collateral relating to assisted living facilities and a multifamily property. The Company’s wholly-owned senior housing facilities are leased, under “triple-net” leases, which require the tenants to pay all property-related expenses.

On March 16, 2010, Care entered into a definitive purchase and sale agreement with Tiptree under which it agreed to sell newly issued common stock to Tiptree at $9.00 per share (prior to Care’s three-for-two stock split in September 2010) and to launch a cash tender offer for up to all of the outstanding common stock at $9.00 per share. These transactions were completed on August 13, 2010, resulting in a change of control of Care. Shares of common stock representing approximately 92% of Care’s then-outstanding common stock (after taking into consideration the effect of the tender offer) were issued to Tiptree in exchange for cash proceeds of approximately $55.7 million. Due to the change of control of Care and an election to utilize push-down accounting, Care’s entire portfolio was revalued as of August 13, 2010 based on the estimated fair market value of each investment on such date.

Net Asset Value Analysis

Beginning with the balance sheet reported in Care’s Quarterly Report on Form 10-Q for the period ended September 30, 2012, CohnReznick applied a number of adjustments in order to evaluate the value of Care under the adjusted net asset value approach.

•

An upward adjustment of $7.9 million was made to the carrying value of Care’s real estate and mortgage investments to reflect the market value of these assets. These adjustments were provided by Care’s management and were based on values derived from Care’s relatively recent acquisitions of these assets,

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or on an analysis performed by Care’s management incorporating current market rates. CohnReznick viewed this adjustment to be reasonable.

•

An upward adjustment of $2.6 million was made to Care’s debt. The Company’s management believed the fair market value of the debt to be slightly higher than its carrying value. CohnReznick was provided with supporting documentation for these adjustments, which utilizes a market rate derived from conversations with lenders during a recent acquisition and discounts the remaining periods of the above market debt. CohnReznick viewed this adjustment to be reasonable.

•	CohnReznick was advised by Care’s management that the value of the assets and liabilities had not changed materially during the time period between September 30, 2012 and the Valuation Date.

After application of the above adjustments, the resulting fair market value indicated by the Net Asset Value Analysis totaled $95,100,000.

Comparable Company Analysis

In order to assess how the public market values companies similar to Care, CohnReznick reviewed financial and operating data for the following publicly traded companies that CohnReznick deemed appropriate:

•	HCP, Inc.

•	Healthcare Realty Trust

•	Health Care REIT, Inc.

•	Healthcare Trust of America

•	LTC Properties, Inc.

•	Medical Properties Trust, Inc.

•	National Health Investors, Inc.

•	Omega Healthcare Investors, Inc.

•	Sabra Healthcare REIT, Inc.

•	Senior Housing Properties Trust

•	Universal Health Realty Income Trust

•	Ventas, Inc.

These companies were selected because they operate as real estate holding entities in the senior living space. While a number of differences exist between these companies and Care, they were determined to be the most comparable public companies available. CohnReznick calculated multiples from the trailing twelve months of financial data for the selected comparable companies, along with key financial metrics used to compare these companies to Care.

It was noted that Care is considerably smaller, is more levered, and produces lower returns than the comparable companies. Considering these and other factors, lower than median multiples exhibited by the comparable companies were utilized, resulting in an indicated value of total equity in the amount of $93,700,000.

Discounted Cash Flow Analysis

In order to derive the cash flow projections, CohnReznick relied on certain “base case” projections and assumptions provided by Tiptree’s management including the following:

•	Care’s existing property portfolio remains constant with no additional capital raises or deployments.

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•	Long term revenue growth rate is 0%.

•	Long term cost growth rate is 0%.

In addition to the foregoing, CohnReznick relied upon an assumption that professional fees were reduced to 90% of their otherwise trended amount to normalize the cash flows that Care could expect if it were not a public company.

After considering the industry in which Care operates, as well as risks specific to the Company, a discount rate of 10.0% was deemed appropriate. The DCF resulted in an indicated value of total equity in the amount of $91,958,000.

Public Market Pricing Analysis

As mentioned above, Care’s equity is publicly traded, although it should be noted that trading volume has been fairly minimal over the last year. Pricing trends for the last year are shown in the following chart.

Considering recent trading trends and activity, a representative price of $7.25 per share was selected, indicating an “As If Freely Traded” value of $74.1 million (based on 10,219,807 shares outstanding). As this price is on a minority basis, a control premium was added (13%), resulting in an indicated value of total equity in the amount of $83,725,769 million.

Care Investment Trust Inc. Valuation Conclusion

The valuation analyses performed yielded the following indications of value:

Method	Value Indications
Net Asset Value Method	$95,100,000
Discounted Cash Flow Method	91,958,000
Comparable Company Analysis (trailing Twelve Months Multiples)	93,700,000
Public Market Pricing Analysis	83,725,769

After giving consideration to all of the methods and analyses, an estimated value range of $92.0 million to $95.0 million was concluded for the total equity of Care as of the Valuation Date.

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Muni Funding Company of America, LLC Overview

MFCA is a tax-exempt specialty finance company. MFCA acquires non-investment grade and non-rated direct and indirect debt interests in middle market non-profit and municipal borrowers. MFCA is managed by Muni Capital Management, LLC, a subsidiary of TAMCO.

MFCA receives daily third party market-based valuations (“Marks”) for illiquid debt obligations from both International Data Corporation (“IDC”) and S&P, two industry recognized providers of market values for these types of assets. MFCA averages the Marks in determining the fair market value of each instrument. As part of the audit review process, MFCA’s auditors review these prices, and verify the prices with IDC and S&P. After considering the credibility of the vendors providing the Marks, as well as the fact that these values are audited on an ongoing basis, CohnReznick determined the Marks to be a reasonable estimation of the market value of MFCA’s assets at the Valuation Date.

Muni Funding Company of America, LLC Valuation Conclusion

Since MFCA is a holding company and does not have operations, the Net Asset Value Analysis was used in determining the fair market value of the equity of MFCA on a going concern basis. The below table shows the market value of MFCA using the IDC Marks, the S&P Marks, and the average of the two Marks (incorporated in the consolidated financial statements of Tiptree). All values are as of September 30, 2012. CohnReznick was advised that no material differences had occurred between September 30, 2012 and the Valuation Date.

	Consolidated Financial Statements	Using IDC Marks	Using S&P Marks
Total Assets	$94,561,536	$94,511,902	$94,611,143
Total Liabilities	893,596	893,596	893,596
Adjusted Net Assets Value	$93,667,940	$93,618,306	$93,717,547

Based on these indications, a range of $93.6 million to $93.7 million was concluded to be a reasonable estimation of MFCA’s total equity as of the Valuation Date.

Portfolio Overview

The Portfolio consists of assets including equity tranches in CLOs, interests in Asian real estate funds, and various credit-related investments. The Portfolio’s holding in PMC Commercial Trust is publicly traded (market price of $7.08 per share as of the Valuation Date).

Since the Portfolio receives monthly third party Marks for the Portfolio’s holdings in Telos I (RBS) and Telos II (Guggenheim Partners). As part of the audit review process, Tiptree’s auditors verified the prices with both RBS and Guggenheim Partners. In addition, the auditors have discussed and reviewed the portfolios at Telos I and Telos II with the respective management teams at each fund.

The value of the Portfolio’s holdings in the Star Asia entities are based upon the following:

•	Star Asia Finance, Limited — stated market value of investment is based upon the latest public trade of Star Asia Finance along with recent ask/bid prices.

•	Star Asia SPV, LLC — stated market value of investment is based upon a DCF analysis prepared by Tiptree’s management at Portfolio.

•	Star Asia Opportunity, LLC — stated market value of investment is based upon the amount remaining to be paid out to the Portfolio over the next year.

•	Star Asia Opportunity II, LLC — stated market value of investment is based on purchase price from the acquisition of the asset in September 2012.

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Portfolio Valuation Conclusion

Since the Portfolio is an investment portfolio, the adjusted net asset value method was used in determining the fair market value of the Portfolio for the purpose of the valuation analysis. The following table shows the fair market value of the Portfolio. All values are as of September 30, 2012, except for the investment in PMC Commercial Trust, which is shown at its quoted market price as of December 11, 2012. CohnReznick was advised that no material differences had occurred between September 30, 2012 and the Valuation Date.

Assets	Market Value
Cash and equivalents	$23,766,046
Due from brokers, dealers, and trustees	3,634,226
Accrued interest receivable	2,830,647
Investments
Telos I	2,738,530
Telos II	25,719,373
PMC Commercial Trust	2,425,941
Star Asia Finance	4,101,495
Star Asia SPV, LLC	1,237,332
Star Asia Opportunity, LLC	22,126
Star Asia Opportunity II, LLC	4,700,000
Derivative financial instruments	1,107,116
Other current assets	478,062

Total Assets	$72,760,894
Liabilities	(23,490,168)

Adjusted Net Assets Value	$49,270,726

Based on these values, CohnReznick determined that a reasonable estimation of the market value of the Portfolio was $49.3 million as of the Valuation Date.

TAMCO Overview

TAMCO is a management services company that owns the following management companies that are party to the following management services agreements:

•	TREIT Management, LLC, which has a services agreement with Care;

•	Tiptree Capital Management LLC, which has a management contract with Tiptree;

•	Muni Capital Management, LLC, which has a management contract with MFCA; and

•	Telos Asset Management LLC, which has a management contract with Telos I and Telos II as well as a sub-advisory agreement for a state pension fund.

Recent Transaction and Related Adjustments to the Financial Statements

On June 30, 2012, Tiptree issued $53 million of Tiptree common units and $3.352 million of warrants to purchase common units in connection with its acquisition of TAMCO. Thus, the aggregate purchase price was $56.4 million.

Comparable Company Analysis

In order to assess how the public market values companies similar to TAMCO, CohnReznick reviewed financial and operating data for the following publicly traded companies that CohnReznick deemed appropriate:

•	Legg Mason, Inc.

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•	Affiliated Managers Group, Inc.

•	Apollo Global Management, LLC

•	Och-Ziff Capital Management, LLC

•	Pzena Investment Management, Inc.

•	CIFC Corp.

•	International Financial Markets, Inc.

These companies were selected because they operate as investment management companies. While a number of differences exist between these companies and TAMCO, they were determined to be the most comparable public companies available. CohnReznick calculated multiples from the trailing twelve months of financial data for the selected comparable companies, along with key financial metrics used to compare these companies to TAMCO.

It was noted that TAMCO is considerably smaller than the comparable companies. Considering this and other relevant factors, lower than median multiples exhibited by the comparable companies were utilized resulting in an indicated value of total equity in the amount of $50,258,000.

Discounted Cash Flow Analysis

In order to derive the cash flow projections, CohnReznick relied on certain “base case” projections and assumptions provided by Tiptree’s management including the following:

•	Long term revenue growth rate of 4%.

•	Long term cost growth rate of 4%.

In addition to the foregoing, CohnReznick adjusted related party revenues to reflect the full amount of management fees a third party would receive from Tiptree Entities for the services provided.

After considering the industry in which TAMCO operates, as well as risks specific to the company, a discount rate of 14.0% was deemed appropriate in an indication of total equity value in the amount of $50,571,000.

Transaction Analysis

On June 30, 2012, Tiptree issued $53 million of Tiptree common units and $3.352 million of warrants to purchase common units in connection with its acquisition of TAMCO, for an aggregate purchase price of $56.4 million. CohnReznick determined that a discount of 10% was appropriate to reflect the nature of the security issued (a minority interest). Therefore, the adjusted market value of invested capital for the transaction was $50,718,000.

TAMCO Valuation Conclusion

The valuation analyses performed yielded the following indications of value:

Method	Value Indications
Discounted Cash Flow Method	$50,571,000
Comparable Company Analysis (Trailing Twelve Month Multiples)	50,258,000
Recent Transactions Analysis — Adjusted for Lack of Control and Lack of Marketability	50,718,000

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After giving consideration to all of the foregoing methods and approaches, an estimated value range of $50.5 million to $50.8 million was concluded for the total equity of TAMCO as of the Valuation Date.

Philadelphia Financial Group, Inc. Overview

Philadelphia Financial is a provider of private placement life insurance and annuity products for high net worth individuals and institutional investors and is also a third-party administrator of corporate owned life insurance and bank owned life insurance policies.

Recent Transactions

On July 13, 2012, Philadelphia Financial acquired the rights to provide administrative services in respect of the private placement insurance business unit of Hartford for $117.5 million. This transaction provided significant revenue growth during the twelve month period ended September 30, 2012. As a result of the transaction, approximately $10.7 million of cash is contractually restricted for three years and not available for distribution due to the financing terms of the debt related to the Hartford acquisition. For the purposes of this valuation, this cash was accounted for as a non-operating asset.

In connection with the Hartford acquisition, Philadelphia Financial’s balance sheet now includes a $99.2 million note payable. This 10-year note carries an interest rate of 12.66% per year. Prepayment of the loan is permitted beginning in July 2015. For the purposes of this valuation, the value of the debt was adjusted to reflect a market level interest rate of 11.5%. A corresponding offset was made to equity.

Discounted Cash Flow Analysis

In order to derive the cash flow projections, CohnReznick relied on certain “base case” projections and assumptions provided by Tiptree’s management including the following:

•	Long term revenue growth rate of 4%.

•	Long term cost growth rate of 4%.

After considering the industry in which Philadelphia Financial operates, as well as risks specific to the company, a discount rate of 11.4% was deemed appropriate. The DCF resulted in an indicated value of total equity in the amount of $102,298,000.

Comparative Transaction Analysis

On June 23, 2010, Tiptree acquired Philadelphia Financial from The Phoenix Companies for $28.5 million. On July 13, 2012, Philadelphia Financial acquired certain assets of Hartford for $117.5 million. Applying multiples derived from these transactions to expected operating results indicated a total equity value in the amount of $103,319,000.

Philadelphia Financial Group, Inc. Valuation Conclusion

The valuation analyses performed yielded the following indications of value:

Method	Value
Discounted Cash Flow Method	$102,298,000
Recent Transactions Analysis	103,319,000

After giving consideration to all of the methods and approaches, an estimated value range of $102.3 million to $103.3 million was concluded for the total equity of Philadelphia Financial as of the Valuation Date. Tiptree’s

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preferred stock ownership percentage is 87.27% and common stock ownership is 81.46%. The preferred stock is entitled to a cumulative compounded preferred return of 20% and a priority return of capital and unpaid preferred return. Accordingly, CohnReznick estimated that more of the total equity value should be allocated to the preferred stock on a going concern basis and utilized 87% in estimating the value of Tiptree’s ownership. Therefore, it was concluded that a reasonable range for the estimated value of Tiptree’s interest in Philadelphia Financial was $89.0 million to $89.9 million as of the Valuation Date.

Conclusion of Fairness

Contributed Assets	Low End Range of Contributed Fair Market Value	High End Range of Contributed Fair Market Value
Care	$92,000,000	$95,000,000

Tiptree
Philadelphia Financial	89,000,000	89,900,000
Portfolio	49,300,000	49,300,000
MFCA	93,600,000	93,700,000
TAMCO	50,500,000	50,800,000

Subtotal Tiptree	282,400,000	283,700,000

Total	$374,400,000	$378,700,000
Care’s pro-rata share of fair market value for 24.6% interest in combined company	92,102,400	93,160,200
Amount to be fair based on Care at low and high values	24.60%	25.10%

Fees and Expenses

The CohnReznick engagement letter with Care, dated October 3, 2012, provides that, for its services, CohnReznick is entitled to receive a fee of $97,500 from the Company, which was paid as follows: a $20,000 non-refundable retainer upon execution of the engagement letter, and $77,500 upon CohnReznick’s delivery of its opinion. As a result of additional work needed that was not foreseen at commencement of the engagement, the Company agreed to pay CohnReznick an additional $5,000 upon CohnReznick’s delivery of its opinion. No portion of the fee paid to CohnReznick was contingent upon the consummation of the Contribution Transactions. The engagement letter also provides that CohnReznick will be paid additional fees at its standard hourly rates for any time incurred should CohnReznick be called upon to support its findings subsequent to the delivery of the opinion. In addition, the Company has agreed to indemnify CohnReznick and certain related persons against liabilities arising out of CohnReznick’s services as a financial advisor to the Special Committee.

Interests of Certain Persons in the Contribution Transactions

In considering whether to approve the proposals at the special meeting, the Company’s stockholders should recognize that Tiptree, as the current direct owner of approximately 91% of the Company’s common stock, and certain of the Company’s directors and executive officers have interests in the Contribution Transactions that may differ from, or that are in addition to, their interests as stockholders generally. These interests include, among others, continued service as directors or executive officers of the Combined Company, Tiptree’s receipt of Common Units, shares of Class B Common Stock and the Warrants, and the potential liquidity that the Contribution Transactions would provide to the limited partners of Tiptree.

It is a condition to the closing of the Contribution Transactions that, at the time of closing, the Combined Company’s Board will consist of Michael Barnes, Geoffrey Kauffman, William Houlihan, Jonathan Ilany, Richard Price and Bradley Smith. Messrs. Barnes, Kauffman, Price and Smith currently serve on the board of directors of Tiptree. Following closing, Mr. Barnes will continue to serve on the board of directors of Tiptree and

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may have conflicting duties because he has a duty to both us and to Tiptree. Upon completion of the Contribution Transactions, the Company and Tiptree will be the sole members of Operating Subsidiary and the Combined Company will be the managing member of Operating Subsidiary. It is possible that these board members’ fiduciary duties to Tiptree, including with respect to its membership interest in Operating Subsidiary, will conflict with what will be in the best interests of the Combined Company and its stockholders other than Tiptree.

The chairman of the Special Committee was awarded $20,000 (one-third payable in cash and two-thirds payable in shares of fully-vested common stock), and the other two members of the Special Committee were each awarded $15,000 (one-third payable in cash and two-thirds payable in shares of fully-vested common stock), as compensation for their services in analyzing and negotiating the Contribution Agreement and related transactions.

Effect of the Contribution Transactions on Existing Stockholders

Upon closing of the Contribution Transactions, the Company’s existing common stock will be renamed as “Class A Common Stock” and Operating Subsidiary will issue to Tiptree 31,147,371 Common Units and 31,147,371 shares of Class B Common Stock. Holders of the Class A Common Stock and the Class B Common Stock will vote together as a single class, subject to certain exceptions. The Common Units held by Tiptree may be redeemed at the option of the holder for shares of Class A Common Stock beginning one year after closing of the Contribution Transactions.

No Appraisal Rights

Under applicable Maryland law and the Company’s existing charter, the Company’s stockholders do not have appraisal or dissenters’ rights with respect to the Company Contribution.

Management of the Company Following Closing of the Contribution Transactions

The Company and Tiptree expect that Michael Barnes, the Executive Chairman of Tiptree, Geoffrey Kauffman, the President and Chief Executive Officer of Tiptree, and Julia Wyatt, the Chief Financial Officer of Tiptree, will serve in such roles with the Combined Company following the closing of the Contribution Transactions. Messrs. Barnes and Kauffman will remain directors of the Combined Company. Additionally, it is expected that Mr. Riso, the current President and Chief Executive Officer of the Company, will serve in a similar role with the Combined Company’s subsidiary that will hold the assets of the Company following the Contribution Transactions. As a result, Mr. Riso will not be an executive officer of the Combined Company.

Relationship to Other Proposals

Proposal 1 is conditioned upon the approval of Proposal 2 (approval of the Amended and Restated Charter). If our stockholders do not approve Proposal 2, or if the Contribution Agreement is terminated prior to the date of the special meeting, then we would consider Proposal 1 to be moot and votes for Proposal 1 would not be counted.

Vote Required and Board Recommendation

For approval of the Company Contribution, you may vote in favor of the proposal, against the proposal or abstain from voting. If a quorum is present, approval of this Proposal 1 requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the special meeting. Because this proposal requires the vote of a majority of the outstanding shares, if you fail to vote or abstain from voting, or fail to instruct your broker, bank or other nominee to vote if your shares are held in street name, it will have the same effect as a vote against the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

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THE CONTRIBUTION AGREEMENT

The following is a summary of the material terms and conditions of the Contribution Agreement. This summary may not contain all the information about the Contribution Agreement that is important to you. This summary is qualified in its entirety by reference to the full text of the Contribution Agreement attached as Appendix A to, and incorporated by reference into, this proxy statement. You are encouraged to read the Contribution Agreement in its entirety because it is the legal document that governs the Contribution Transactions.

Explanatory Note Regarding the Contribution Agreement and the Summary of the Contribution Agreement: Representations, Warranties and Covenants in the Contribution Agreement Are Not Intended to Function or Be Relied on as Public Disclosure of the Company

The Contribution Agreement and the summary of its terms in this proxy statement have been included to provide information about the terms and conditions of the Contribution Agreement. The terms and information in the Contribution Agreement are not intended to provide any other public disclosure of factual information about the Company, Operating Subsidiary, Tiptree or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Contribution Agreement are made by the parties only for the purposes of the Contribution Agreement and were qualified by, and subject to, certain limitations and exceptions agreed to by the parties in connection with negotiating the terms of the Contribution Agreement, including exceptions and other information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Contribution Agreement, which are not included in this proxy statement. In particular, in your review of the representations and warranties contained in the Contribution Agreement and described in this summary, it is important to bear in mind that the representations and warranties were not made to establish matters as facts but were made solely for the benefit of the parties to the Contribution Agreement and were negotiated for the purpose of allocating contractual risk among them, including establishing the circumstances in which the parties may have the right not to complete the transactions contemplated by the Contribution Agreement, or a party may have the right to terminate the Contribution Agreement if the representations and warranties of another party prove to be untrue due to a change in circumstance or otherwise.

The representations and warranties may also be subject to a contractual standard of materiality or material adverse effect different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases may be qualified by disclosures made by one party to the other, which are not necessarily reflected in the Contribution Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Contribution Agreement, and subsequent developments or new information qualifying a representation or warranty may have been included in or incorporated by reference into this proxy statement.

For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone or relied upon as characterizations of the actual state of facts or condition of the Company, Operating Subsidiary, Tiptree or any of their respective subsidiaries or affiliates. Instead, such provisions or descriptions should be read only in conjunction with the other information provided elsewhere in this document or incorporated by reference into this proxy statement.

The Tiptree Contribution

Upon the terms and subject to the conditions set forth in the Contribution Agreement, at closing, Tiptree will contribute to Operating Subsidiary all of Tiptree’s right, title and interest in and to all of its assets other than the Excluded Assets and Operating Subsidiary will assume all of the liabilities and obligations relating to the transferred assets. In exchange, Tiptree will receive membership interests in Operating Subsidiary and shares of

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Class B Common Stock of the Company as described below in the section entitled “— Consideration.” Following the Contribution Transactions, Operating Subsidiary will be owned by the Company and Tiptree, who will be the only two members of Operating Subsidiary, and the Combined Company will continue to be an SEC registrant and its Class A Common Stock will be quoted on the OTCQX market.

Consideration

As consideration for the Tiptree Contribution, Tiptree will receive 31,147,371 Common Units, or approximately 75% of Operating Subsidiary, and 31,147,371 shares of our Class B Common Stock. At closing, the Company will own the remaining 10,289,192 Common Units, or approximately 25% of Operating Subsidiary.

Purchase of Warrants

Simultaneously with the Tiptree Contribution described above, Tiptree will purchase from Operating Subsidiary the Warrants, which will include warrants to acquire 2,098,500 Common Units with an exercise price of $8.48 per unit, exercisable until June 30, 2022, for an aggregate cash purchase price of $4,327,500 and warrants to acquire 1,510,920 Common Units with an exercise price of $5.36 per unit, exercisable until June 12, 2017, for an aggregate cash purchase price of $6,846,380. The Warrants will be on other terms as mutually agreed and are expected to be on substantially the same terms as existing outstanding warrants and options to purchase Tiptree partnership units.

Representations and Warranties

The Contribution Agreement contains customary representations and warranties made by the Company and Tiptree as of specific dates. For important information relating to the representations and warranties, see the section of this proxy statement entitled “— Explanatory Note Regarding the Contribution Agreement and the Summary of the Contribution Agreement: Representations, Warranties and Covenants in the Contribution Agreement Are Not Intended to Function or Be Relied on as Public Disclosure of the Company.” The representations and warranties by Tiptree relate to, among other things:

•	organization and good standing;

•	capitalization;

•	authority to enter into and the enforceability of the Contribution Agreement and the other transaction agreements;

•	compliance with the organizational documents of Tiptree and applicable laws in connection with the Contribution Transactions and required consents and approvals;

•	financial statements of Tiptree and statutory financial statements of Philadelphia Financial;

•	the absence of certain changes and events since September 30, 2012;

•	litigation matters;

•	compliance with laws;

•	employee benefit plans;

•	labor matters;

•	environmental matters;

•	tax matters;

•	material contracts;

•	insurance matters;

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•	real property owned or leased by Tiptree;

•	intellectual property owned or used by Tiptree;

•	affiliate transactions; and

•	brokers’ and finders’ fees.

The representations and warranties by the Company relate to, among other things:

•	organization and good standing;

•	capitalization;

•	authority to enter into and the enforceability of the Contribution Agreement and the other transaction agreements;

•	compliance with the organizational documents of the Company and applicable laws in connection with the Contribution Transactions and required consents and approvals;

•	litigation matters;

•	the inapplicability of anti-takeover statutes or regulations to the Contribution Transactions;

•	opinion of CohnReznick; and

•	brokers’ and finders’ fees.

Material Adverse Effect

A number of the representations and warranties by Tiptree are qualified by a “Contributor Material Adverse Effect” standard. A “Contributor Material Adverse Effect” is defined to mean any event, change, occurrence, or effect that (i) is or would reasonably be expected to be materially adverse to the business, assets, liabilities, condition (financial or otherwise), or results of operations of any of Tiptree’s subsidiaries, or (ii) materially impairs the ability of Tiptree to consummate, or prevents or materially delays, the Tiptree Contribution or any of the other transactions contemplated by the Contribution Agreement or would reasonably be expected to do so, except, in the case of (i) only, other than:

(a) changes or developments, whether economic, legislative, regulatory, geopolitical or otherwise, generally affecting an industry in which any of Tiptree’s subsidiaries operate, or the economy or the financial, securities, debt or other capital markets, in the U.S. or globally, including effects on any such industry, economy, or market resulting from any regulatory and political conditions or developments in general;

(b) the outbreak or escalation of hostilities or any acts of war or terrorism;

(c) any hurricane, tornado, windstorm, flood, earthquake or other natural disaster, act of God, or any change resulting from weather;

(d) changes in law or generally accepted accounting principles in the U.S. (or an authoritative interpretation thereof); or

(e) public announcement of the Contribution Agreement and the transactions contemplated therein, including the identity of the parties and the impact on relationships, contractual or otherwise, between the Company and its subsidiaries and any tenant, property or asset manager, supplier, contract counterparty, officer or employee.

The changes in (a) and (d) above will only be excluded to the extent that they do not have a disproportionate impact on other similarly situated entities.

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Additionally, a number of our representations and warranties are qualified by a “Company Material Adverse Effect” standard. The definition of a “Company Material Adverse Effect” is substantially identical to the definition of a Contributor Material Adverse Effect, except that it applies to events or changes that occur with respect to the Company and its subsidiaries and the carve-out for industry changes or developments in clause (a) above is limited to the real estate investment trust or senior living industries.

Covenants

Conduct of Business Pending Consummation of the Transactions

Tiptree and the Company have each agreed that, during the period from the signing of the Contribution Agreement until the closing, Tiptree, on the one hand, and the Company, on the other hand, will, among other things, conduct their business in the ordinary course consistent with past practice, preserve substantially intact their business organizations and preserve their present relationships with customers, suppliers and other persons with which they have material business relations.

Tiptree has also agreed that during the period from the signing of the Contribution Agreement until the closing, except as contemplated by the Contribution Agreement, referenced in the disclosure schedules or agreed to in writing by the Company (which consent cannot be unreasonably withheld, delayed or conditioned), Tiptree will not, and will cause its subsidiaries and their respective general partners not to:

•	materially amend or otherwise materially change the organizational documents of Tiptree or any significant subsidiary of Tiptree;

•

issue, deliver, sell, pledge, dispose of, or encumber any equity interests in itself or another person, or grant to any person any right to acquire any equity interests in itself or another person (other than the permitted issuances described above, pursuant to the settlement of any equity compensation awards outstanding as of the date of the Contribution Agreement and in accordance with the terms of such awards or in the ordinary course of business and consistent with past practice);

•

declare, set aside, make, or pay any dividend or other distribution, payable in cash, stock, property, or otherwise, with respect to any of its equity interests (except for any dividend or distribution by Tiptree, Tiptree’s subsidiaries or their respective general partners to another wholly-owned subsidiary of Tiptree) other than in the ordinary course of business and consistent with past practice;

•

adjust, split, combine, redeem, repurchase, or otherwise acquire any of its equity interests (except in connection with cashless exercises or similar transactions pursuant to the settlement of equity compensation awards or obligations outstanding as of the date of the Contribution Agreement) other than in the ordinary course of business and consistent with past practice;

•

acquire (whether by merger, consolidation, or acquisition of stock or assets or otherwise) any corporation, partnership, or other business organization or division thereof or any assets, other than the acquisitions of assets in connection with permitted issuances of Tiptree partnership units, in the ordinary course of business consistent with past practice, or with total purchase prices that do not exceed $25,000,000 in the aggregate;

•

sell or otherwise dispose of whether by merger, consolidation, or sale of stock or assets or otherwise, any corporation, partnership, or other business organization or division thereof, or any assets that, when taken together with all other assets sold, transferred, assigned, disposed of, leased, or licensed by such party, have total sale prices that exceed $35,000,000 in the aggregate, except for any such sale or disposition made in the ordinary course of business;

•	create any new subsidiary, or make any capital contribution or transfer any assets to any subsidiary other than in the ordinary course of business and consistent with past practice;

•

authorize any new capital expenditures which, when taken together with other new capital expenditures authorized by Tiptree, all subsidiaries of Tiptree and their respective general partners, would exceed $20,000,000;

48

•

make any loan or advance to, or investments in, any other person except in the ordinary course of business and consistent with past practice or that do not exceed $25,000,000 individually (other than loans or advances to, or investments in, a wholly-owned subsidiary of Tiptree);

•

incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee, endorse, or otherwise become liable or responsible for the indebtedness or other obligations of another person, in each and all cases in excess of $50,000,000 in the aggregate other than in the ordinary course of business and consistent with past practice; or

•	agree to take any of the foregoing actions.

We have also agreed that, during the period from the signing of the Contribution Agreement until the closing, except as expressly contemplated under the Contribution Agreement or agreed to in writing by Tiptree (which consent cannot be unreasonably withheld, delayed or conditioned), the Company will not, and will cause its subsidiaries not to:

•	materially amend or otherwise materially change their respective organizational documents;

•

issue, deliver, sell, pledge, dispose of, or encumber any equity interests in itself or another person, or grant to any person any right to acquire any equity interests in itself or another person (other than pursuant to the settlement of any equity compensation awards outstanding as of the date of the Contribution Agreement and in accordance with the terms of such awards);

•

declare, set aside, make, or pay any dividend or other distribution, payable in cash, stock, property, or otherwise, with respect to any of its equity interests (except for any dividend or distribution by the Company or its subsidiaries (other than Operating Subsidiary) to another wholly-owned subsidiary of the Company) other than in the ordinary course of business and consistent with past practice;

•

adjust, split, combine, redeem, repurchase, or otherwise acquire any of its equity interests (except in connection with cashless exercises or similar transactions pursuant to the settlement of equity compensation awards or obligations outstanding as of the date of the Contribution Agreement);

•

acquire (whether by merger, consolidation, or acquisition of stock or assets or otherwise) any corporation, partnership, or other business organization or division thereof or any assets, other than the acquisitions of assets either in the ordinary course of business consistent with past practice, or with total purchase prices that do not exceed $1,000,000 in the aggregate;

•

sell or otherwise dispose of whether by merger, consolidation, or sale of stock or assets or otherwise, any corporation, partnership, or other business organization or division thereof, or any assets that, when taken together with all other assets sold, transferred, assigned, disposed of, leased, or licensed by the Company or its subsidiaries (other than Operating Subsidiary) have total sale prices that exceed $1,000,000 in the aggregate (except in the ordinary course of business);

•	create any new subsidiary, or make any capital contribution or transfer any assets to any subsidiary;

•

authorize any new capital expenditures which, when taken together with other new capital expenditures authorized by the Company or its subsidiaries (other than Operating Subsidiary), would exceed $1,000,000;

•

make any loan or advance to, or investments in, any other person outside the ordinary course of business, or in excess of $1,000,000 individually (other than loans or advances to, or investments in, a wholly-owned subsidiary of the Company);

•

incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee, endorse, or otherwise become liable or responsible for the indebtedness or other obligations of another person, in each and all cases in excess of $1,000,000 in the aggregate;

•

implement or adopt any material change in its methods of accounting, except as may be appropriate to conform to changes in statutory or regulatory accounting rules or generally accepted accounting principles in the U.S.; or

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•	agree to take any of the foregoing actions.

No Solicitation

Subject to certain exceptions summarized below, we will not and will cause our subsidiaries and our respective investment bankers, attorneys, accountants and other representatives not to, directly or indirectly:

•	initiate or solicit any inquiry, proposal, or offer with respect to, or the making or completion of, any acquisition proposal (as defined below);

•

engage or participate in any discussions or negotiations concerning, or provide or cause to be provided any non-public information or data relating to the Company or its subsidiaries in connection with, an acquisition proposal;

•	approve, endorse, or recommend any acquisition proposal; or

•

approve, endorse, or recommend, or execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement, or other similar document or agreement relating to an acquisition proposal.

Prior to obtaining stockholder approval, if the Company has received a bona fide written acquisition proposal, the Company may furnish information with respect to the Company and its subsidiaries to the person, entity or organization that made the acquisition proposal pursuant to a customary confidentiality agreement and participate in discussions or negotiations with that person, entity or organization regarding the acquisition proposal if:

•	the Company has not materially breached its non-solicitation obligations; and

•	the Board (or any of its committees) determines in good faith that the acquisition proposal constitutes or may reasonably be expected to lead to a superior proposal (as defined below).

An “acquisition proposal” means any inquiry, proposal, offer, plan, arrangement, or other expression or indication of interest by any person or group of persons with respect to any direct or indirect acquisition or purchase in one transaction or a series of transactions (whether through any merger, reorganization, consolidation, tender offer, self-tender, exchange offer, acquisition or issuance of securities, asset acquisition, binding exchange of securities, business combination, recapitalization, liquidation, dissolution, joint venture, or otherwise and other than the transactions contemplated by the Contribution Agreement) of the assets or businesses of the Company and its subsidiaries generating 20% or more of the net revenues or net income, or representing 20% or more of the total assets (based on fair market value) of the Company and its subsidiaries, taken as a whole, immediately prior to the proposed transaction, or 20% or more of any class of equity interests or voting power of the Company, any of its subsidiaries, or any entity of which the Company becomes a subsidiary.

A “superior proposal” means any bona fide written acquisition proposal (except the references to “20%” shall be replaced by “more than 50%”) which the Special Committee determines in good faith, after consultation with its outside legal counsel and financial advisors, to be more favorable from a financial point of view to the holders of common stock than the transactions contemplated by the Contribution Agreement and related transaction agreements, taking into account all terms and conditions (including financing terms) of the proposal, all financial, regulatory, legal, and other aspects of the proposal and the person making the proposal, and the terms and conditions of the Contribution Agreement.

Change of Recommendation

Except as described below, the Board is obligated to recommend that you approve the Contribution Agreement and the transactions contemplated therein. The Board may withdraw or modify its recommendation

50

with respect to the Contribution Agreement or the Contribution Transactions and/or approve or recommend, or publicly propose to approve or recommend, any acquisition proposal if, prior to the approval of the Contribution Agreement and the related transactions by our stockholders:

•	we have received one or more superior proposals; or

•	the Board determines in good faith, after consultation with outside counsel, that not doing so would be inconsistent with the exercise of its fiduciary duties under applicable law; and

•	we provide Tiptree with two business days’ advance notice of our intention to take such action.

We are required to notify Tiptree within 48 hours of our receipt of any written acquisition proposals, written requests for non-public information relating to the Company or its subsidiaries (other than requests for information not reasonably expected to relate to an acquisition proposal) or written inquiries or requests for discussions or negotiations regarding an acquisition proposal. In each case, must disclose the identity of the person who made the acquisition proposal.

The Contribution Agreement does not prohibit the Company and the Board from taking, and publicly disclosing to you, a position in response to a tender offer as contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act (or any similar communication to stockholders in connection with the making or amendment of a tender offer or exchange offer). The Company is also not prohibited from publicly disclosing any information to you if, in the good faith judgment of the Board after consultation with outside counsel, the failure to disclose the information would reasonably be expected to violate its obligations under applicable law.

Stockholders Meeting

The Contribution Agreement requires that we call and hold a special meeting of our stockholders for the purpose of obtaining your approval of the transactions contemplated by the Contribution Agreement. We are required to hold the meeting even if the Board has changed or withdrawn its recommendation that you approve the Contribution Agreement and related transactions. However, we are not required to hold the meeting if the Contribution Agreement is terminated. The Board is also required, subject to the fiduciary duties of its directors under applicable law described in the section of this proxy statement entitled “— Change of Recommendation,” to recommend that you approve the Company Contribution in accordance with the Contribution Agreement, the amendment and restatement of our charter, the issuance of Common Units and Class B Common Stock and the formation and capitalization of Operating Subsidiary in accordance with the Operating Agreement, and we are required to include the recommendation in this proxy statement.

Tiptree Limited Partner Approval

The Contribution Agreement requires that Tiptree promptly obtain the approval of the Contribution Agreement, related transaction agreements and the transactions contemplated thereby by the limited partners constituting a majority of the outstanding common units and preferred units, on an as converted basis, of Tiptree voting together as a single class.

Company Contribution

At closing, we will transfer all of our operating assets (other than our ownership of Common Units) to Operating Subsidiary. Pursuant to the Contribution Agreement, we must take all actions necessary or appropriate to effect this transfer, including obtaining all required approvals and consents. After the Company Contribution has been completed, Operating Subsidiary or one of Operating Subsidiary’s subsidiaries will assume our obligations under all employment letters, contracts and agreements, offer to employ all of our employees whom we employ on the closing date and assume all responsibility for the operation of our business operated prior to closing.

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Post-Closing Operations of Tiptree

Subject to the terms and conditions of the Contribution Agreement, Tiptree has agreed that, on and after the closing, Tiptree will not engage in any business or other operations other than the holding and distribution of our Class A Common Stock and Class B Common Stock, Common Units and warrants to purchase our Class A Common Stock (other than any related ancillary actions).

Other Covenants

The Contribution Agreement contains additional agreements among the Company, Tiptree and Operating Subsidiary relating to, among other things:

•	the filing of this proxy statement with the SEC (and their cooperation in response to any comments from the SEC with respect to this proxy statement);

•	the amendment and restatement of Operating Subsidiary’s operating agreement and the issuance of Operating Subsidiary membership interests to Tiptree;

•

each party reasonably cooperating in good faith with each other party to take such action as shall be required to make proper provision for the restricted stock units of the Company and restricted partnership units of Tiptree in connection with the Contribution Transactions;

•

access to each other’s respective properties, books, contracts, records and other information from the date of the Contribution Agreement until the closing or the earlier termination of the Contribution Agreement;

•

use of commercially reasonable efforts to take all actions and cooperate with each other in order to do all things necessary under applicable law to consummate the transactions contemplated by the Contribution Agreement at the earliest practicable date and obtain all consents or approvals necessary or advisable to consummate the transactions contemplated by the Contribution Agreement;

•

the Company’s use of reasonable best efforts to make all filings required or requested by governmental authorities, including all filings or submissions in connection with the Company’s acquisition statement on Form A for the proposed acquisition of control by Operating Subsidiary of Tiptree’s insurance subsidiaries to be filed with each entity’s domiciliary state insurance regulatory authority;

•	notification of certain matters;

•	certain tax matters;

•	the payment of fees and expenses incurred in connection with the Contribution Agreement; and

•	press releases and other public announcements relating to the Contribution Transactions and other transactions contemplated by the Contribution Agreement.

Director and Officer Indemnification and Insurance

The Contribution Agreement provides that we will maintain in full force and effect director and officer liability insurance coverage for the full period during which claims for breach of fiduciary duty may legally be brought with respect to the transactions contemplated by the Contribution Agreement. In addition, we have agreed that all rights to indemnification and exculpation (including the advancement of expenses) existing as of the date of the Contribution Agreement in favor of current or former directors, officers or employees of the Company and its subsidiaries or indemnification agreements will survive the closing.

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Conditions to Closing

Conditions to the Obligations of each Party

Each party’s obligations to complete the transactions contemplated by the Contribution Agreement will be subject to the satisfaction at or prior to closing of the following conditions:

•	the approval of the Company Contribution and related transactions by our stockholders holding a majority of all issued and outstanding shares of common stock;

•	the approval of the Tiptree Contribution by the limited partners of Tiptree holding a majority of all outstanding membership interests;

•

the absence of any temporary restraining order, preliminary or permanent injunction, or other judgment, order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition that prohibits or makes illegal the consummation of the Contribution Transactions or any other transaction contemplated by the Contribution Agreement;

•

the absence of any claim, action, suit, arbitration or proceeding, threatened in writing or pending, that prohibits or makes illegal the consummation of the Contribution Transactions or any other transaction contemplated by the Contribution Agreement;

•

the absence of any law enacted, entered, promulgated, enforced, or deemed applicable by any governmental authority that prohibits or makes illegal the consummation of the Contribution Transactions or any other transaction contemplated by the Contribution Agreement;

•	the procurement of certain third party consents required of the Company and its subsidiaries;

•	the procurement of certain third party consents required of Tiptree and its subsidiaries; and

•	the filing of the Amended and Restated Articles with the MSDAT.

Conditions to the Obligations of the Company

Our obligation to complete the transactions contemplated by the Contribution Agreement will be subject to the satisfaction of conditions, any one or more of which may be waived by Tiptree, including:

•

representations and warranties of Tiptree (without giving effect to any materiality, “Contributor Material Adverse Effect,” and similar qualifiers set forth therein) being true and correct as of the date of the Contribution Agreement, and as of the closing as though made as of then (except to the extent any representations and warranties expressly relate to an earlier date, in which case as of the earlier date), other than inaccuracies of representations or warranties which would not, individually or in the aggregate, reasonably be expected to have a Contributor Material Adverse Effect, except that certain representations and warranties set forth in the Contribution Agreement must be true and correct in all respects as of the date of the Contribution Agreement and as of the closing as though made as of that date;

•	Tiptree having performed in all material respects all of its obligations under the Contribution Agreement at or prior to the closing;

•

no event, change, circumstance, occurrence, effect, or state of facts having occurred since the date of the Contribution Agreement that, individually or in the aggregate, has had or would reasonably be expected to have a Contributor Material Adverse Effect;

•	Tiptree having delivered to Operating Subsidiary the cash purchase price for the Warrants; and

•

Tiptree having delivered to the Company certificates of officers and public officials (as reasonably requested by the Company) to establish the existence and good standing of Tiptree and each of its subsidiaries in the jurisdiction in which each entity is organized.

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Conditions to the Obligations of Tiptree

Tiptree’s obligation to complete the transactions contemplated by the Contribution Agreement will be subject to the satisfaction of conditions, any one or more of which it may waive, including:

•

the representations and warranties of the Company (without giving effect to any materiality, “Company Material Adverse Effect,” and similar qualifiers set forth therein) being true and correct as of the date of the Contribution Agreement and as of the closing as though made as of then (except to the extent any representations and warranties expressly relate to an earlier date, in which case as of the earlier date), other than inaccuracies of representations or warranties which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, except that certain representations and warranties set forth in the Contribution Agreement must be true and correct in all respects as of the date of the Contribution Agreement and as of the closing as though made as of that date;

•	the Company and Operating Subsidiary having performed in all material respects all of their obligations under the Contribution Agreement at or prior to the closing;

•

no event, change, circumstance, occurrence, effect, or state of facts having occurred since the date of the Contribution Agreement that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect;

•	Operating Subsidiary having delivered to Tiptree the Warrants;

•

the Combined Company’s board of directors consisting of Michael Barnes, Geoffrey Kauffman, William Houlihan, Jonathan Ilany, Richard Price and Bradley Smith (or if any of them is unable to serve, such other individual designated by Tiptree and reasonably acceptable to the Company); and

•

the Company having delivered to Tiptree certificates of officers and public officials (as reasonably requested by Tiptree) to establish the existence and good standing of the Company and each of its subsidiaries in the jurisdiction in which each entity is organized.

Termination of the Contribution Agreement

The Contribution Agreement may be terminated and the Contribution Transactions may be abandoned at any time prior to the closing in any of the following ways:

•	by mutual written consent of the Company and Tiptree;

•	by either the Company or Tiptree, by written notice to the other party, if:

•

the Contribution Transactions have not been consummated on or before September 30, 2013 (the “Outside Date”), so long as the failure to close by that date was not caused by the breach of the Contribution Agreement by the party requesting termination;

•

consummation of the transactions contemplated by the Contribution Agreement would violate any nonappealable final order, decree or judgment of any governmental authority having competent jurisdiction; or

•	our stockholders do not approve the Company Contribution proposal;

•

by Tiptree (so long as Tiptree is not then in material breach of any representation, warranty, covenant, or other agreement in the Contribution Agreement), by written notice to the Company, in the event that the Company or Operating Subsidiary breaches any representation, warranty, covenant, or other agreement in the Contribution Agreement, or if a representation or warranty of the Company becomes untrue or inaccurate after the date of the Contribution Agreement and the breach or inaccuracy results in a failure of a closing condition if the closing were otherwise to occur on the date Tiptree delivers notice and has not been cured within thirty days following the date of notice (or, if the Outside Date is less than thirty days from the date of notice, has not been or cannot reasonably be expected to be cured by the Outside Date);

54

•	by Tiptree, by written notice to the Company, if the Board approves or recommends, or publicly proposes to approve or recommend, any acquisition proposal;

•

by the Company (so long as the Company is not then in material breach of any representation, warranty, covenant, or other agreement in the Contribution Agreement), by written notice to Tiptree, in the event Tiptree breaches any representation, warranty, covenant, or other agreement in the Contribution Agreement, or if a representation or warranty of Tiptree becomes untrue or inaccurate after the date of the Contribution Agreement and the breach or inaccuracy results in a failure of a closing condition if the closing were otherwise to occur on the date the Company delivers notice and has not been cured within thirty days following the date of notice (or, if the Outside Date is less than thirty days from the date of notice, has not been or cannot reasonably be expected to be cured by the Outside Date); or

•

by the Company, prior to the receipt of your approval, by written notice to Tiptree, in order to enter into a transaction that is a superior proposal, except that the Company cannot exercise its right to terminate the Contribution Agreement and the Board cannot recommend a superior proposal to you unless the Company has delivered prior written notice to Tiptree (at least three business days prior to the termination of the Contribution Agreement) advising that it intends to take such action with respect to a superior proposal, and, during the three-business day period, the Company and its advisors negotiated with Tiptree to make adjustments in the terms and conditions of the Contribution Agreement so that the other transaction would no longer constitute a superior proposal.

Specific Performance

The parties have agreed that, in the event that the Contribution Agreement is terminated, no party will have any liability or obligation to any other party, except that termination will not relieve any party from any liability or damages resulting from its breach of any covenant or agreement in the Contribution Agreement. Each party is entitled to specific performance of the terms of the Contribution Agreement, including the right to an injunction to prevent breaches of the Contribution Agreement and the right to cause the consummation of the Contribution on the terms and subject to the conditions set forth in the Contribution Agreement.

Transaction Expenses

The Contribution Agreement provides that each party is required to pay its own transaction expenses. However, following the closing, Operating Subsidiary will be responsible for (by direct payment or reimbursement) all costs and expenses incurred by the Company or Tiptree after closing, including any corporate or other taxes.

Survival

The representations, warranties and pre-closing covenants and agreements terminate at closing. The post-closing covenants and agreements will survive the closing in accordance with their terms.

Amendment and Waivers

The Contribution Agreement may be amended or waived only by a written instrument executed by, in the case of an amendment, each of the parties to the Contribution Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. However, after approval of the transactions contemplated by the Contribution Agreement is obtained from either our stockholders or Tiptree’s limited partners, no amendment of the Contribution Agreement may be made that requires by law further approval by our stockholders or Tiptree’s limited partners.

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THE OPERATING AGREEMENT

The following is a summary of the material terms and conditions of the Operating Agreement. This summary may not contain all of the information about the Operating Agreement that is important to you. This summary is qualified in its entirety by reference to the full text of the Operating Agreement attached as Appendix C to, and incorporated by reference into, this proxy statement. You are encouraged to read the Operating Agreement in its entirety.

In connection with the consummation of the Contribution Transactions, the Company, Tiptree and Operating Subsidiary will enter into the Operating Agreement. The Operating Agreement provides that, among other things, the initial members of Operating Subsidiary will be the Company and Tiptree and that the Company will be the initial managing member of Operating Subsidiary.

The Operating Agreement requires (subject to certain exceptions) that, if we issue a share of Class A Common Stock or any other equity interest (other than Class B Common Stock), the net proceeds we receive must be invested in Operating Subsidiary and Operating Subsidiary must simultaneously issue to us one Common Unit (or other economically equivalent unit). Conversely, if any shares of Class A Common Stock or any other equity interest (other than Class B Common Stock) are redeemed, repurchased or otherwise acquired, Operating Subsidiary must simultaneously redeem, repurchase or otherwise acquire from us an equal number of Common Units (or other economically equivalent units) upon the same terms and for the same price. Except in limited circumstances, Operating Subsidiary is prohibited from issuing additional Common Units to us unless we simultaneously issue or sell an equal number of shares of Class A Common Stock to another person.

The Operating Agreement also provides that, beginning one year after the date of the Operating Agreement, holders of Common Units will have the right to cause Operating Subsidiary to redeem their Common Units for an equal number of shares of Class A Common Stock, subject to certain adjustments. However, the Company, at its sole option and discretion, has the right to deliver to the redeeming holder a cash amount (or a combination of cash and shares) based on the market value of the Class A Common Stock on the date of redemption. Upon redemption of each Common Unit by Tiptree, one share of Class B Common Stock held by Tiptree will be transferred to the Company for cancellation for no consideration. Under the Operating Agreement, the Company and Operating Subsidiary may refuse to permit any redemption if the redemption would pose a material risk that Operating Subsidiary would be treated as a “publicly traded partnership” under Section 7704(b) of the Code or if the redemption would be prohibited by law, our written insider trading policies, or under any other agreements to which we and Tiptree are party. If any merger, consolidation or other business combination of the Company or Operating Subsidiary occurs, Tiptree may be required by the Company or Operating Subsidiary to redeem all of its Common Units and shares of Class B Common Stock. Additionally, if there is any reclassification or recapitalization of our common stock, a merger, consolidation or other business combination involving us, or any sale, lease or other disposal of all or substantially all of our properties and assets, then Tiptree may redeem each Common Unit for the same amount and same type of consideration that each share of Class A Common Stock is redeemed for or converted into as a result of the foregoing.

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THE REGISTRATION RIGHTS AGREEMENT

The following is a summary of the material terms and conditions of the Registration Rights Agreement. This summary may not contain all of the information about the Registration Rights Agreement that is important to you. This summary is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Appendix D to, and incorporated by reference into, this proxy statement. You are encouraged to read the Registration Rights Agreement in its entirety.

Concurrently with the consummation of the Contribution Transactions, we will enter into a Registration Rights Agreement with Tiptree. Pursuant to the Registration Rights Agreement, we will grant registration rights with regard to the shares of Class A Common Stock issued or issuable to Tiptree and its direct and indirect transferees (including upon exercise of the warrants described above) in connection with the redemption of Common Units of Operating Subsidiary. Pursuant to the Registration Rights Agreement, on or prior to the first anniversary of the closing of the Contribution Transactions, the Company is required to prepare and file a “shelf” registration statement with respect to the resale of such shares of Class A Common Stock. In addition, we must use our commercially reasonable efforts to cause the shelf registration statement to be declared effective on or as soon as practicable after filing, keep the shelf registration statement continuously effective until the expiration or termination of the Registration Rights Agreement, cause the shelf registration statement and any related prospectus, amendment or supplement to comply in all material respects with the requirements of the Securities Act and rules and regulations of the SEC and ensure that such documents do not contain any untrue statement of a material fact required to be stated or necessary to make the statements therein not misleading.

The Company will pay all costs and expenses incurred in connection with the shelf registration statement, including but not limited to fees and expenses relating to registration and filing, compliance with securities or “blue sky” laws, and the preparation and distribution of the shelf registration statement and any related prospectus or other documents, except that in no event are we required to bear expenses incurred by Tiptree and its permitted transferees. The Registration Rights Agreement also provides each party with indemnification and contribution rights in connection with any losses arising out of or based upon any alleged untrue statement of a material fact contained in, or alleged omission to state a material fact required to be stated in, the shelf registration statement or any prospectus, amendment or supplement thereto.

57

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

This section summarizes certain material U.S. federal income tax consequences that will result from the Company Contribution and that will result if we fail to maintain our qualification as a REIT. This discussion is not exhaustive of all possible tax considerations of the Contribution Transactions and specifically does not provide a detailed discussion of any federal tax considerations other than those specifically described below or any state, local or foreign tax considerations.

We expect that the Company Contribution will qualify as a nonrecognition transaction under Section 721 of the Internal Revenue Code. We urge you to consult your own tax advisor regarding the specific tax consequences of the Company Contribution to you and your investment in the Company’s common stock.

As a result of the Contribution Transactions, we expect that we will not qualify to be taxed as a REIT for U.S. federal income tax purposes beginning with our taxable year that commenced on January 1, 2013. If we do not maintain our qualification as a REIT, we will be subject to federal income tax on our taxable income at federal corporate income tax rates, as well as any applicable federal alternative minimum tax. In calculating our taxable income for any year in which we do not maintain our qualification as a REIT, we will not be able to deduct amounts distributed to our stockholders, and we will not be required to distribute any amounts to our stockholders for such year. In such event, to the extent of our current and accumulated earnings and profits, any distributions by us to our stockholders generally will be taxable to our stockholders as ordinary income. Subject to certain limitations of the federal income tax laws, our corporate stockholders may be eligible for the dividends received deduction, and our stockholders taxed at individual rates may be eligible for a reduced federal income tax rate applicable to qualified dividends. In addition, if we do not maintain our qualification as a REIT, we generally will be disqualified from taxation as a REIT for the four taxable years following the year during which we ceased to maintain our qualification as a REIT.

We urge you to consult your own tax advisor regarding the specific tax consequences to you of the Contribution Transactions and a failure by us to maintain our qualification to be taxed as a REIT. Specifically, you should consult your own tax advisor regarding the federal, state, local, foreign and other tax consequences of the Contribution Transactions and regarding potential changes in applicable tax laws.

58

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2012 and 2011 giving effect to the transaction as if it had occurred on the balance sheet date, and Statements of Operations for the years ended December 31, 2012, 2011 and 2010 include the historical consolidated statements of operations of the combined Care and Tiptree, giving effect to the transaction as if it had occurred at the beginning of the period. This information is only a summary, and you should read it in conjunction with the Care’s historical consolidated financial statements and related notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in Care’s annual reports, quarterly reports and other information on file with the SEC and Tiptree’s historical consolidated financial statements and related notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations contained elsewhere in this Proxy Statement. Care is majority owned by Tiptree. As a result, the combination of Tiptree and Care pursuant to the Contribution Agreement is considered a business combination of companies under common control and will be accounted for in a manner similar to a pooling-of-interests.

We have prepared the unaudited pro forma condensed combined financial statements based on available information, using assumptions that we believe are reasonable. These unaudited pro forma condensed combined financial statements are being provided for informational purposes only. They do not purport to represent our actual financial position or results of operations had the Contribution Transactions occurred on the dates specified, nor do they project our results of operations or financial position for any future period or date.

The Unaudited Pro Forma Condensed Combined Statements of Operations do not reflect any adjustments for non-recurring items or anticipated synergies resulting from the acquisition. Pro forma adjustments are based on certain assumptions and other information that are subject to change as additional information becomes available. Accordingly, the adjustments included in our financial statements published after the completion of the acquisition may vary from the adjustments included in these unaudited pro forma condensed combined financial statements included in this proxy statement.

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2012

	Tiptree	Care	Eliminations	Historical Combined
	(in thousands)
ASSETS
Cash and cash equivalents — unrestricted	$88,563	$46,428	$(46,428)	$88,563
Cash and cash equivalents — restricted	95,853	—	—	95,853
Due from brokers, dealers, trustees, separate accounts	19,701	—	—	19,701
Accrued interest, dividends and management fees receivable	8,551	54	(54)	8,551
Investments in trading securities and derivative financial instruments, at fair value	79,786	—	—	79,786
Investments in available for sale securities, at fair value (amortized cost: $15,693)	16,303	—	—	16,303
Investments in loans, at fair value	762,166	—	—	762,166
Loans owned, at amortized cost — pledged, net of allowance	5,467	5,553	(5,553)	5,467
Investments in partially-owned entities	8,388	2,492	(2,492)	8,388
Real estate	118,827	118,827	(118,827)	118,827
Reinsurance receivables	8,802	—	—	8,802
Policy loans	99,123	—	—	99,123
Insurance policies and contracts acquired	41,379	—	—	41,379
Separate account assets	4,035,053	—	—	4,035,053
Deferred tax assets	5,342	—	—	5,342
Intangible assets	125,621	6,316	(6,316)	125,621
Deferred policy acquisition costs	3,878	—	—	3,878
Other assets	10,999	6,127	(6,127)	10,999

Total Assets	$5,533,802	$185,797	$(185,797)	$5,533,802

LIABILITIES AND EQUITY
Liabilities
Due to brokers, dealers and trustees	$43,396	$—	$—	$43,396
Derivative financial instruments, at fair value	3,172	—	—	3,172
U.S. Treasuries, short position	20,175	—	—	20,175
Mortgage Notes payable	95,232	95,232	(95,232)	95,232
Notes payable	672,167	—	—	672,167
Policy liabilities	108,868	—	—	108,868
Separate account liabilities	4,035,053	—	—	4,035,053
Accrued interest payable	5,278	—	—	5,278
Other liabilities and accrued expenses	14,873	2,528	(2,528)	14,873

Total Liabilities	4,998,214	97,760	(97,760)	4,998,214

Stockholders’ Equity
Limited partnership units	211,770	—	(211,770)	—
Common stock	—	11	—	11
Additional paid-in capital	—	84,147	169,108	253,255
Convertible preferred units	37,208	—	(37,208)	—
Warrants	3,540	—	—	3,540
Accumulated other comprehensive income	4,838	—	—	4,838
Appropriated retained earnings of consolidated TAMCO	102,635	—	—	102,635
Accumulated income	169,950	3,879	—	173,829
Incentive allocation	(11,475)	—	—	(11,475)

Total stockholders’ equity	518,466	88,037	(79,871)	526,633
Non-controlling interest	17,122	—	(8,167)	8,955

Total equity	535,588	88,037	(88,037)	535,588

Total liabilities and equity	$5,533,802	$185,797	$(185,797)	$5,533,802

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UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2011

	Tiptree	Care	Eliminations	Historical Combined
	(in thousands)
ASSETS
Cash and cash equivalents — unrestricted	$97,009	$52,306	$(52,306)	$97,009
Cash and cash equivalents — restricted	47,392	—	—	47,392
Due from brokers, dealers, trustees, separate accounts	9,027	—	—	9,027
Accrued interest, dividends and management fees receivable	2,232	56	(56)	2,232
Investments in trading securities and derivative financial instruments, at fair value	88,293	—	—	88,293
Investments in available for sale securities, at fair value (amortized cost: $20,012)	20,721	—	—	20,721
Investments in loans, at fair value	729,817	—	—	729,817
Loans owned, at amortized cost — pledged, net of allowance	5,766	5,776	(5,776)	5,766
Investments in partially-owned entities	6,951	2,491	(2,491)	6,951
Real estate	122,302	122,302	(122,302)	122,302
Reinsurance receivables	8,721	—	—	8,721
Policy loans	90,365	—	—	90,365
Insurance policies and contracts acquired	42,793	—	—	42,793
Separate account assets	3,542,768	—	—	3,542,768
Deferred tax assets	3,243	—	—	3,243
Intangible assets	9,457	6,939	(6,939)	9,457
Deferred policy acquisition costs	3,434	—	—	3,434
Other assets	11,512	4,346	(4,346)	11,512

Total Assets	$4,841,803	$194,216	$(194,216)	$4,841,803

LIABILITIES AND EQUITY
Liabilities
Due to brokers, dealers and trustees	$2,243	$—	$—	$2,243
Derivative financial instruments, at fair value	2,799	—	—	2,799
U.S. Treasuries, short position	—	—	—	—
Mortgage Notes payable	96,079	96,079	(96,079)	96,079
Notes payable	557,196	—	—	557,196
Policy liabilities	103,578	—	—	103,578
Separate account liabilities	3,542,768	—	—	3,542,768
Accrued interest payable	6,825	—	—	6,825
Other liabilities and accrued expenses	8,906	4,557	(4,557)	8,906

Total Liabilities	4,320,394	100,636	(100,636)	4,320,394

Stockholders’ Equity
Limited partnership units	156,969	—	(156,969)	—
Common stock	—	11	—	11
Additional paid-in capital	—	83,615	105,037	188,652
Convertible preferred units	33,482	—	(33,482)	—
Warrants	—	—	—	—
Accumulated other comprehensive income	1,933	—	—	1,933
Appropriated retained earnings of consolidated TAMCO	98,595	—	—	98,595
Accumulated income	217,484	9,954	—	227,439
Incentive allocation	(11,825)	—	—	(11,825)

Total stockholders’ equity	496,638	93,580	(85,414)	504,805
Non-controlling interest	24,771	—	(8,167)	16,604

Total equity	521,409	93,580	(93,580)	521,409

Total liabilities and equity	$4,841,803	$194,216	$(194,216)	$4,841,803

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	Tiptree	Care	Eliminations	Historical Combined
	(in thousands, except per share data)
Net realized gains/(losses) — trading securities and available for sale securities, loans & derivatives	$4,535	$86	$(86)	$4,535
Income/(loss) from investments in partially-owned entities, net	2,308	324	(324)	2,308
Realized gain/loss — disposition of real estate	—	—	—	—
Other than temporary impairment — held-to-maturity securities and partially-owned entities	—	—	—	—
Change in unrealized appreciation — trading securities, loans, derivatives and foreign exchange	18,768	—	—	18,768
Bargain purchase of subsidiaries	—	—	—	—

Net realized and unrealized gains	$25,611	$410	$(410)	$25,611

Loan and security interest income	66,882	802	(802)	66,882
Fees on separate accounts	42,870	—	—	42,870
Rental revenue	13,769	13,769	(13,769)	13,769
Management Fee Income	1,108	—	—	1,108
Commission income	0	—	—	0
Other income	3,457	1,466	(1,466)	3,457

Total investment income	$128,086	$16,037	$(16,037)	$128,086

Total revenues	$153,697	$16,447	$(16,447)	$153,697

Compensation and benefits	21,437	1,619	(1,619)	21,437
Professional and management fees	13,385	3,062	(3,062)	13,385
Interest expense	50,040	6,310	(6,310)	50,040
Mortality expenses	9,924	—	—	9,924
Commission expense	1,960	—	—	1,960
Depreciation, amortization expenses	4,307	3,970	(3,970)	4,307
Change in future policy benefits	4,040	—	—	4,040
Other expenses	8,952	1,996	(1,996)	8,952

Total expenses	$114,045	$16,957	$(16,957)	$114,045

Net income	$39,652	$(510)	$510	$39,652
Net income attributable to the noncontrolling interest	(411)	—	(48)	(459)
Net income attributable to the VIE subordinated noteholders	(4,041)	—	—	(4,041)

Net income attributable to the partnership	$35,200	$(510)	$462	$35,152

Net income per share of common stock
Basic	$2.47	$(0.05)	$—	$0.85
Diluted	$2.42	$(0.05)	$—	$0.85
Weighted average number of common LP units:
Basic	11,727	10,209	31,147	41,357
Diluted	11,996	10,209	31,147	41,357

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

	Tiptree	Care	Eliminations	Historical Combined
	(in thousands, except per share data)
Net realized gains/(losses) — trading securities and available for sale securities, loans & derivatives	$4,319	$1,660	$(1,660)	$4,319
Income/(loss) from investments in partially-owned entities, net	3,493	3,088	(3,088)	3,493
Realized gain/loss — disposition of real estate	15,327	15,327	(15,327)	15,327
Other than temporary impairment — held-to-maturity securities and partially-owned entities	(77)	(77)	77	(77)
Change in unrealized appreciation — trading securities, loans, derivatives and foreign exchange	743	(836)	836	743
Bargain purchase of subsidiaries	—	—	—	—

Net realized and unrealized gains	$23,805	$19,162	$(19,162)	$23,805

Loan and security interest income	70,416	792	(792)	70,416
Fees on separate accounts	18,930	—	—	18,930
Rental revenue	12,376	12,376	(12,376)	12,376
Management Fee Income	1,808	—	—	1,808
Commission income	6	—	—	6
Other income	2,683	1,335	(1,335)	2,683

Total investment income	$106,219	$14,503	$(14,503)	$106,219

Total revenues	$130,024	$33,665	$(33,665)	$130,024

Compensation and benefits	14,123	1,652	(1,652)	14,123
Professional and management fees	10,155	3,818	(3,818)	10,155
Interest expense	41,640	5,755	(5,755)	41,640
Mortality expenses	9,039	—	—	9,039
Commission expense	2,046	—	—	2,046
Depreciation, amortization expenses	3,852	3,611	(3,611)	3,852
Change in future policy benefits	4,318	—	—	4,318
Other expenses	6,522	2,295	(2,295)	6,522

Total expenses	$91,695	$17,131	$(17,131)	$91,695

Net income	$38,329	$16,534	$(16,534)	$38,329
Net income attributable to the noncontrolling interest	(2,018)	—	1,448	(570)
Net increase attributable to the VIE subordinated noteholders	4,274	—	—	4,274

Net income attributable to the partnership	$40,585	$16,534	$(15,086)	$42,033

Net income per share of common stock
Basic	$3.40	$1.63		$1.02
Diluted	$3.34	$1.60		$1.01
Weighted average number of common LP units:
Basic	10,258	10,154	31,147	41,302
Diluted	10,442	10,310	31,147	41,457

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UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Tiptree	Care	Eliminations	Historical Combined
	(in thousands, except per share data)
Net realized gains/(losses) — trading securities and available for sale securities, loans & derivatives	$(1,893)	$—	$—	$(1,893)
Income/(loss) from investments in partially-owned entities, net	(1,540)	(3,481)	1,540	(3,481)
Realized gain/loss — disposition of real estate	—	—	—	—
Other than temporary impairment — held-to-maturity securities and partially-owned entities	(81)	781	81	781
Change in unrealized appreciation — trading securities, loans, derivatives and foreign exchange	80,561	795	(836)	80,520
Bargain purchase of subsidiaries	57,510	—	—	57,510

Net realized and unrealized gains	$134,557	$(1,905)	$785	$133,437

Loan and security interest income	73,301	2,005	(558)	74,748
Fees on separate accounts	9,503	—	—	9,503
Rental revenue	5,123	13,003	(5,123)	13,003
Management Fee Income	1,116	—	—	1,116
Commission income	5,435	—	—	5,435
Other income	2,827	—	—	2,827

Total investment income	$97,305	$15,008	$(5,681)	$106,632

Total revenues	$231,862	$13,103	$(4,896)	$240,069

Compensation and benefits	11,279	865	(865)	11,279
Professional and management fees	10,183	21,902	(1,684)	30,401
Interest expense	32,001	5,717	(2,139)	35,579
Mortality expenses	4,126	—	—	4,126
Commission expense	7,261	—	—	7,261
Depreciation, amortization expenses	1,509	3,581	(1,509)	3,581
Change in future policy benefits	1,962	—	—	1,962
Other expenses	3,686	443	(1,163)	2,966

Total expenses	$72,007	$32,508	$(7,360)	$97,155

Net income	$159,855	$(19,405)	$2,464	$142,914
Net income attributable to the noncontrolling interest	(2,968)	—	(192)	(3,160)
Net income attributable to the VIE subordinated noteholders	(41,366)	—	—	(41,366)

Net income attributable to the partnership	$115,521	$(19,405)	$2,272	$98,388

Net income per share of common stock
Basic	$11.87	$(1.93)		$2.39
Diluted	$11.71	$(1.93)		$2.39
Weighted average number of common LP units:
Basic	9,733	10,064	31,147	41,212
Diluted	9,863	10,064	31,147	41,212

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AS OF DECEMBER 31, 2012

Tiptree
Limited partnership units	$211,770
Convertible preferred units	37,208

		$248,978
Care
Common stock	$(11)
Additional paid-in capital	(84,147)
Accumulated income	(3,879)

		$(88,037)
Eliminations
Non-controlling interest	$8,167

		$8,167

Adjustment to Additional paid-in capital		$169,108

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Description of the transaction and basis of presentation

The unaudited pro forma condensed combined financial statements give effect to the Contribution Transactions as if they had occurred at the beginning of the period. For a description of the Contribution Transactions, see “Summary Term Sheet — Summary of the Contribution Transactions”.

2.	Eliminations in the Unaudited Pro Forma Combined Balance Sheet and Statements of Operations

The eliminations column in the unaudited pro forma combined financial statements reflects the elimination of the Care’s financial statement balances which are incorporated in Tiptree’s financial results. As an owner of approximately 91% of Care’s common stock Tiptree has historically consolidated Care’s financial results.

The table below details the adjustment to the additional paid in capital on a pro forma basis as of December 31, 2012 assuming conversion of the convertible preferred units and Tiptree limited partnership units.

As of December 31, 2012

Tiptree
Limited partnership units	$211,770
Convertible preferred units	37,208

		$248,978
Care
Common Stock	$(11)
Additional paid-in capital	(84,147)
Retained earnings	(3,879)

		$(88,037)
Eliminations
Noncontrolling interest	$8,167

		$8,167

Adjustment to Additional paid-in capital		$169,108

3.	We determine the pro forma per share net income (loss) by dividing the pro forma net income (loss) by the pro forma weighted average number of shares outstanding, assuming the combination had occurred at the beginning of the earliest period presented.

We assume that the share count is increased by approximately 31 million shares per the terms of the transaction.

Further these pro forma statements assume the full exchange of Tiptree LP units for Class A shares.

The Operating LLC membership units not held by Tiptree Financial Inc. (that is, those held by Tiptree Financial Partners, LLC or its LP unit holders) may be redeemed and exchanged into shares of the Company on a one-to-one basis. These units enter into the computation of basic and diluted net income / (loss) per common share when the effect is dilutive using the if-converted method.

4.	Tiptree purchased its majority equity position of Care during 2010. Tiptree consolidated only that portion of Care financials for that portion of 2010 for which Tiptree owned its majority equity position of Care. Tiptree did not consolidate the financial results of Care related to the portion of 2010 for which Tiptree did not own its majority equity position of Care. For this reason, the Eliminations for 2010 only reverses a portion of Care’s 2010 revenues and expenses.

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DESCRIPTION OF THE BUSINESS OF CARE INVESTMENT TRUST INC.

Overview

The Company currently is a REIT that invests in healthcare-related facilities, including assisted-living, independent-living, memory care, skilled nursing and other healthcare and seniors-related real estate assets in the U.S. The Company was incorporated in Maryland in March 2007 and completed its initial public offering on June 22, 2007.

As of March 31, 2013, the Company’s portfolio of assets consisted of wholly-owned and majority-owned real estate of senior housing facilities, including assisted living, independent living and memory care facilities, as well as real estate joint ventures of senior housing facilities, including an assisted/independent living facility and a loan investment secured by skilled nursing facilities, as well as collateral relating to assisted living facilities and a multifamily property. Our wholly-owned senior housing facilities are leased under “triple-net” leases, which require the tenants to pay all property-related expenses.

Real Estate Equity Investments

Owned Real Estate

Bickford Senior Living Portfolio

In two separate sale-leaseback transactions occurring in June and September of 2008, respectively, we acquired a total of 14 assisted living, independent living and Alzheimer facilities. The sellers were affiliates of Bickford Senior Living Group, L.L.C., (“Bickford”), a privately held owner-operator of senior housing facilities. Simultaneously with the initial acquisition, we entered into a long-term master lease agreement with Bickford Master I, LLC (the “Master Lessee”), an affiliate of Bickford, with an initial term of 15 years. The master lease was subsequently amended to include the two properties acquired in September 2008. The master lease provides for four extension options of ten years each. The portfolio, developed and managed by Bickford and its affiliates, contains an aggregate of 643 units, across six properties located in Iowa, five in Illinois, two in Nebraska and one in Indiana. The portfolio is 100% private pay and as of December 31, 2012, the weighted average occupancy for the 14 facilities was 83%.

Under the terms of the two transactions, the initial combined minimum annual rent due on the 14 Bickford properties was approximately $9.2 million, resulting in an initial base lease rate of 8.21% on the purchase price. This rate increases 3.0% per annum. Further, we also accrued additional base rent of 0.26% per year, increasing at the rate of 3.0% per annum. Such incremental rent was accrued through June 2011. Starting in July 2011, we began to receive monthly payments of such accrued additional base rent which will be paid out in full over a two-year period. The master lease is a triple-net lease, and, as such, the master lessee is responsible for all taxes, insurance, utilities, repairs, maintenance, and capital costs relating to the facilities.

The total purchase price for these two acquisitions was approximately $111.0 million.

As an enticement for the Company to enter into the leasing arrangement for the properties, we received additional collateral and guarantees of the lease obligation from parties affiliated with Bickford. The additional collateral pledged in support of the lease obligations included ownership interests in Bickford affiliated companies. In June 2011, we released our 49% equity pledge on one of these properties in exchange for (i) a 49% equity pledge on a different Bickford property located in Iowa and (ii) purchase options on three additional Bickford properties located in Iowa and a fourth Bickford property located in Indiana. In addition, the obligations of the Master Lessee under the master lease are guaranteed by Bickford.

Greenfield Senior Living Portfolio

In September 2011, we acquired three assisted living and memory care facilities located in Virginia from affiliates of Greenfield Senior Living, Inc. (“Greenfield”), a privately held owner-operator of senior housing

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facilities. Simultaneously with the acquisition, we entered into a long-term master lease agreement with Greenfield with an initial term of 12 years and two extension options of ten years each. At the end of the initial term, Greenfield, subject to certain conditions, held a one-time purchase option that provided the right to acquire all three of the properties at the then fair market value. The master lease is a triple net-lease. The portfolio, developed and managed by Greenfield and its affiliates, contains 120 units. The portfolio is 100% private pay and as of December 31, 2012, weighted average occupancy for the three facilities was 96%.

The aggregate minimum cash rent payable by the tenants during the initial year of the master lease was $1.65 million with an escalator of 2.75% per annum. Greenfield has guaranteed the obligations of the tenants under the master lease. Such obligations are also secured by personal property and intangible assets of the tenants associated with each of the properties.

The aggregate purchase price for the three properties was $20.8 million, of which approximately $15.5 million was funded with the proceeds of a first mortgage bridge loan (the “Bridge Loan”) with KeyBank N.A. (“KeyBank”), and the balance with cash on hand. The weighted average aggregate capitalization rate for the acquisition of these facilities, based upon the net operating income of these facilities, was approximately 9.2%. Capitalization rate is defined as the ratio of new operating income (estimated GAAP revenues less property operating expenses for the year acquired) less estimated capital expenditures, to the purchase price on the date of acquisition.

Joint Ventures

Senior Management Concepts Senior Living Portfolio

In December 2007, we acquired a preferred and common equity interest in four assisted living and independent living properties located in Utah and operated by Senior Management Concepts, LLC (“SMC”), a privately held owner-operator of senior housing facilities. We paid $6.8 million in exchange for 100% of the preferred equity interest and 10% of the common equity interest in the properties. Our agreement with SMC provides for payment to us of a preferred return of 15.0% on our investment. In addition, we are to receive a common equity return payable for up to ten years equal to 10.0% of scheduled free cash flow after payment of debt service and the preferred return, as such amounts were determined prior to closing, as well as 10% of the net proceeds from a sale of one or more of the properties. Subject to certain conditions being met, our preferred equity interest in the properties is subject to redemption at par beginning on January 1, 2010. If our preferred equity interest is redeemed, we have the right to put our common equity interests to SMC within 30 days after notice at fair market value as determined by a third-party appraiser. In addition, we have an option to put our preferred equity interest to SMC at par any time beginning on January 1, 2016, along with our common equity interest at fair market value as determined by a third-party appraiser.

In May 2011, with our prior consent, three of the four SMC properties were sold. We received approximately $6.6 million of gross proceeds consisting of approximately $5.2 million that represented a return of our preferred equity investment related to the three sold properties, approximately $0.9 million representing our 10% common equity interest in the sold properties and approximately $0.4 million which satisfied all outstanding delinquent preferred return and default interest payments. In conjunction with the sale of the three properties, we returned a security deposit of approximately $0.4 million that was held by us as payment collateral for those facilities. As of December 31, 2012, we maintained our investment in one independent and assisted living facility from the SMC portfolio. The remaining facility contains 120 units of which 93 are assisted living and 26 are independent living. The property is subject to a lease that expires in 2022.

Calamar Senior Apartments Portfolio

Effective in February 2013, we acquired a 75% interest in a newly formed limited liability company (“Care Cal JV LLC”) whose subsidiaries own two senior housing apartment buildings located in New York containing an aggregate of 202 units (the “Properties”). Affiliates of Calamar Enterprises, Inc. (“Calamar”), a full service

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real estate organization with construction, development, management, and finance and investment divisions, developed the Properties and own a 25% interest in Care Cal JV LLC. Simultaneously with the acquisition, we entered into a management agreement with a term of ten years with affiliates of Calamar for the management of the properties. A joint venture agreement provides that the properties may be marketed for sale after a seven year lockout subject to additional provisions. The properties were developed by Calamar within the last five years and were approximately 95% occupied as of December 31, 2012.

Care receives a preference on interim cash flows and sales proceeds and Calamar’s management fee is subordinate to such payments. The aggregate valuation of the properties was approximately $23.3 million. In connection with the transaction, Care received a right of first offer to acquire four additional senior communities owned by Calamar.

The properties are encumbered by two separate loans from Liberty Bank with an aggregate debt balance of approximately $18.3 million (the “Calamar Loans”). One loan had a principal balance of approximately $7.7 million at the time of acquisition and amortizes over 30 years, with a fixed interest rate of 4.5% through maturity in January 2020. The second loan had a principal balance of approximately $10.6 million at the time of acquisition and also amortizes over 30 years, with a fixed interest rate of 4.0% through maturity in August 2019.

The Calamar Loans are secured by separate first priority deeds of trust on each of the properties. The Calamar Loans are non-recourse to the Company except for certain non-recourse carveouts customary for transactions of this type, as provided in the related guaranty agreements for each Calamar Loan. Each Calamar Loan contains typical representations and covenants for loans of this type. A breach of the representations or covenants could result in a default under each of the Calamar Loans, which would result in all amounts owing under the applicable Calamar Loan to become immediately due and payable.

Investment in Loans

As of December 31, 2012, we have one loan investment which is secured by skilled nursing facilities, as well as collateral relating to assisted living facilities and a multifamily property. The ten properties that provide collateral for the loan are located in Louisiana. The loan investment was previously syndicated to three lenders (including the Company), each of which owned an approximately one-third interest in the loan at December 31, 2012. On March 1, 2013, we purchased the remaining approximately two-thirds interest in the syndicated loan.

Originally scheduled to mature on February 1, 2011, the loan was extended several times during 2011 and eventually restructured in November 2011. Pursuant to the restructuring, the revised loan has a five year term with a maturity date of November 1, 2016, a 25-year amortization schedule and a limited cash sweep. The interest rate on the loan was increased from London Interbank Offered Rate (“Libor”) plus 4.00% to Libor plus 6.00% in year one through year three, Libor plus 8.00% in year four and Libor plus 10.00% in year five. As part of the restructuring, a new independent operator was brought in to manage the properties.

At the time of the restructuring, our portion of the loan had a notional balance of approximately $10.1 million. In conjunction with the restructuring, we received a revised note with a face amount of approximately $10.5 million. On March 1, 2013, we purchased the remaining approximately two-thirds interest (with a principal outstanding balance of approximately $21.7 million on the date of acquisition) for approximately $17.2 million.

Our Management Structure

We currently have a hybrid management structure pursuant to which most of our senior management are employees of the Company and the Company is party to the Services Agreement with TREIT whereby we receive certain advisory and support services, including the services of our Chairman and Vice Chairman who, together with Mr. Riso, form our executive committee. Pursuant to the Services Agreement, TREIT receives a base management fee of 0.50% per annum of our Net Equity, as defined in the Services Agreement, payable

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monthly and a quarterly incentive fee of the lesser of (i) 15% of the Company’s AFFO Plus Gain (loss) on Sale, as defined in the Services Agreement, for such fiscal quarter and (ii) the amount by which the Company’s AFFO Plus Gain (Loss) on Sale for such fiscal quarter exceeds the product of (a) the Adjusted Equity for said quarter and (b) the Hurdle Rate, each as defined in the Services Agreement. The initial term of the Services Agreement expires on December 31, 2013 and will renew automatically each year thereafter for an additional one-year period unless the Company or TREIT elects not to renew. In this structure, day-to-day strategic, operational and management decisions are made internally by our management team with assistance from TREIT and under the oversight of our executive committee and the Board.

Competition

We compete for real estate property investments with healthcare providers, healthcare-related REITs, healthcare lenders, real estate partnerships, banks, insurance companies and other investors. Some of our competitors are significantly larger and have greater financial resources and lower costs of capital than we do.

The operators and managers of the properties in which we invest compete on a local and regional basis with other landlords and healthcare providers who own and operate healthcare-related real estate. The occupancy and rental income at our properties depend upon several factors, including the number of physicians using the healthcare-related facilities or referring patients to the facilities, the number of patients or residents of the healthcare-related facilities, competing properties and healthcare providers, and the size and demographics of the population in the surrounding area. Private, federal and state payment programs and the effect of laws and regulations may also have a significant influence on the profitability of the properties and their tenants.

Employees

As of March 31, 2013, we currently have four employees who are based in our corporate headquarters located at 780 Third Avenue in New York, NY.

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DESCRIPTION OF THE BUSINESS OF TIPTREE FINANCIAL PARTNERS, L.P.

Overview

Formed in 2007, Tiptree is a diversified holding company. Through its consolidated operating subsidiaries, Tiptree operates in the following sectors: insurance and insurance services, real estate, asset management and specialty finance (including corporate, consumer and tax-exempt credit).

As of December 31, 2012, Tiptree had a GAAP book value of $518.5 million, or $34.84 per unit.

Business Strategy

Tiptree’s primary focus is on the following sectors of financial services: insurance and insurance services, real estate, specialty finance (including asset management, corporate, consumer and tax-exempt credit). Tiptree’s subsidiaries include (i) Philadelphia Financial, which develops and administers private placement insurance and annuities for high net worth individuals and institutional clients; (ii) MFCA, a tax-exempt specialty finance company; (iii) Care, a REIT that was formed to invest in healthcare-related real estate and mortgage debt; (iv) TAMCO, an SEC-registered investment adviser that wholly-owns Telos, an asset manager focused on investing in corporate credit through managed accounts and structured investment vehicles, such as CLOs and (v) Siena, a recently-formed asset-based lender that offers asset-based loans to small and mid-sized U.S. businesses. Tiptree’s non-subsidiary holdings include: a structured corporate loan portfolio; significant minority interest in a specialty finance holding company formed to invest predominantly in Asian real estate-related debt instruments; and a debt interest in Luxury, a residential mortgage lender that originates conforming, FHA, prime jumbo and super jumbo mortgages for sale to institutional investors. Tiptree has signed a definitive agreement that would, among other things, result in Tiptree acquiring a majority equity interest in Luxury following, among other things, receipt of certain regulatory approvals. Tiptree intends to continue to opportunistically acquire majority control of new businesses, both in existing financial services sectors and complementary sectors; make seed investments in funds or products managed by TAMCO; and make debt or minority equity investments similar to those investments that Tiptree has made in the past.

Tiptree seeks to provide a high level of risk-adjusted earnings to its limited partners. Tiptree’s income is generated by the distributions that it receives from its subsidiaries and other investments after payment of related expenses, any taxes due and any applicable debt service payments.

Tiptree’s Subsidiaries and Selected Other Assets

Philadelphia Financial Group

As of December 31, 2012, Tiptree held approximately 91% of all issued and outstanding shares of capital stock of Philadelphia Financial, a Pennsylvania corporation, which develops and administers private placement insurance and annuity products for high net worth individuals and institutional investors.

Philadelphia Financial is structured as a holding company for its operating subsidiaries. Through its operating subsidiaries, Philadelphia Financial structures, underwrites and distributes variable annuities, individual variable life insurance policies and survivorship variable life insurance policies to the high net worth market. Its operating subsidiary, Philadelphia Financial Administration Services Company, LLC (“PFASC”) administers an approximately $35.5 billion portfolio of company-owned life insurance and bank-owned life insurance initially issued by subsidiaries of Hartford. Philadelphia Financial has assembled a dedicated team of experienced insurance professionals who work with a wide range of strategic partners, including private bankers, wealth managers, brokers and family offices.

Philadelphia Financial’s wholly-owned subsidiary Philadelphia Financial Life Assurance Company (“PFLAC”) is a Pennsylvania domiciled insurer. PFLAC derives the majority of its revenue associated with its

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structuring and underwriting business from the related mortality and expense fee, which is charged as a percentage of the balance of the assets in each separate account. As of December 31, 2012, approximately 99% of the mortality risk on the insurance policies issued by Philadelphia Financial were reinsured by third parties. As of December 31, 2012, PFLAC administered policies that held approximately $4 billion in separate account assets.

Philadelphia Financial seeks to grow both through acquisitions and organic expansion of its domestic and international distribution capacity.

In July 2012, Philadelphia Financial acquired the rights to provide administrative services in respect of the private placement insurance business unit of Hartford. As indicated above, as of December 31, 2012, PFASC administered an approximately $35.5 billion portfolio of company-owned life insurance and bank-owned life insurance issued and underwritten by affiliates of Hartford. Philadelphia Financial derives revenue from administration fees collected from each policy. Philadelphia Financial does not have any significant financial exposure to the mortality risk in respect of the administered policies.

In August 2012, Philadelphia Financial launched its international private placement life and annuity business with the establishment of two wholly-owned Bermuda domiciled life insurance companies — Philadelphia Financial Life Assurance Company (Bermuda), Ltd. and Philadelphia Financial Life International, Ltd.

Philadelphia Financial had 109 employees as of March 31, 2013 and as of December 31, 2012, Philadelphia Financial had a GAAP book value of $105.5 million.

Muni Funding Company of America

MFCA is a specialty finance company that owns non-investment grade and non-rated direct and indirect debt interests in middle-market non-profit and municipal borrowers, primarily consisting of tax-exempt mortgage revenue bonds or other obligations (secured primarily by interests in real estate), assets derived from such bonds, or other similar assets. MFCA’s credit assets are concentrated in the education, health care and social services sectors.

MFCA derives its income from interest on the assets held by it and from any gains on the sale or prepayment of assets. As of December 31, 2012, MFCA’s investments had an aggregate principal balance of $55.6 million and a fair value of $51.0 million.

MFCA is currently winding down its portfolio of tax-exempt assets as they mature, are refinanced or are disposed of. Management anticipates that the current low interest rate environment will allow for the continuation of the refinancing of the existing portfolio. Tiptree is exploring strategic alternatives with respect to other portfolios of tax-exempt assets for which more attractive financing may be available as a means of redeploying capital.

MFCA has no employees and is managed and advised by Muni Capital Management, LLC (“MCM”), a subsidiary of TAMCO.

Care Investment Trust Inc.

Tiptree directly owns approximately 91% of Care’s issued and outstanding common stock. Please see the section entitled “Description of the Business of Care Investment Trust Inc.” for further information regarding the Company.

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Tiptree Asset Management Company

TAMCO is an SEC-registered investment adviser that managed approximately $1.3 billion of client assets as of December 31, 2012. TAMCO operates through four wholly-owned subsidiaries and asset managers: Telos; Tiptree Capital Management, LLC (“Tiptree Capital”); MCM; and TREIT. TAMCO generates revenues through management and incentive fees earned by its subsidiaries.

Telos is focused on investing in corporate credit, either through managed accounts or through structured investment vehicles such as CLOs. As of December 31, 2012, Telos had approximately $1.076 billion in assets under management, which consisted of two match-funded CLOs, for which it receives senior and subordinate management or servicing fees, a separately managed account, for which it receives advisory fees and a $175 million warehouse credit facility, for which it received no fees. Subsequent to December 31, 2012, the warehouse credit facility was transferred into a new CLO serviced by Telos, in respect of which it receives senior and subordinate servicing fees. Telos also has put in place a new $120 million warehouse credit facility. Pursuant to this warehouse facility, Telos manages the selection and purchase of corporate credit assets that are ultimately intended to be transferred into another new CLO. The CLO has a target original principal balance of $350 million and is anticipated to close by the third quarter of 2013. Tiptree holds interests in the two CLOs that Telos currently manages or services and it expects to hold an interest in the new CLO. See “Other Assets — Corporate Credit” below.

Tiptree Capital manages Tiptree and MCM manages MFCA pursuant to management agreements. TREIT provides certain services to Care pursuant to a services agreement. In addition to managing MFCA, MCM also manages Non-Profit Preferred Funding Trust I (“NPPF I”), a structured tax-exempt pass-through entity that holds tax-exempt bonds for the benefit of its investors. Interests in NPPF I in the form of tranched trust certificates are held solely by third parties unaffiliated with Tiptree. As of December 31, 2012, the underlying tax-exempt bonds held by NPPF I had an aggregate principal balance of $271.4 million.

As of March 31, 2013, TAMCO had 13 employees.

Siena Capital Finance LLC

Siena is a recently-formed independent commercial finance company offering asset-based loans with an original principal balance ranging from $1 to $15 million to small and mid-sized U.S. businesses. Siena originates asset-based loans for its own balance sheet and also intends to syndicate loans to community banks and service those loans. Siena closed its first loan in March 2013 and is also currently servicing two additional loans originated by a third party.

In April 2013, Tiptree committed $10 million to purchase a majority of the voting equity interests in Siena. Currently, $7.31 million of that commitment has been funded.

As of March 31, 2013, Siena had six employees.

Other Assets

Corporate Credit

Tiptree owns approximately 95% of the subordinated notes of TELOS CLO 2007-2 (“TELOS II”), a $412 million match-funded portfolio of middle-market corporate loans, structured as a CLO and serviced by Telos. TELOS II is consolidated into Tiptree’s financial statements. If TELOS II were not consolidated, as of December 31, 2012, the fair value of Tiptree’s equity investment in TELOS II would be $28.2 million.

Tiptree also owns approximately 30% of the subordinated notes of TELOS CLO 2013-3 (“TELOS III”), a $350 million match-funded portfolio of middle-market corporate loans, structured as a CLO and serviced by Telos. TELOS III closed in February 2013 and will be consolidated into Tiptree’s financial statements.

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Tiptree also has a minority interest in the subordinated notes of TELOS CLO 2006-1 (“TELOS I”), a $410 million CLO formed in 2006 and managed by Telos. TELOS I is consolidated into Tiptree’s financial statements. If TELOS I were not consolidated, as of December 31, 2012, the fair value of Tiptree’s investment in TELOS I would be $2.5 million.

Star Asia

Tiptree owns a minority interest in Star Asia, a Tokyo-based real estate investment company.

Star Asia’s objective is to realize favorable risk-adjusted returns on its investments through a combination of dividends and capital appreciation. Star Asia seeks to generate returns by leveraging its real estate investment and financing experience, its knowledge of local Asian real estate markets, its network of relationships in Asia and its experience in structured finance.

Luxury Mortgage Corp.

In April 2013, Tiptree entered into a definitive agreement to make a $5.0 million loan with a 7-year term to Luxury, a residential mortgage lender that originates conforming, FHA, prime jumbo and super jumbo mortgages for sale to institutional investors. Luxury is licensed or qualified to originate/lend in 19 states.

Currently, Tiptree has funded the initial portion of the loan and will fund the remainder following the receipt of certain regulatory approvals and the satisfaction of certain other conditions. In connection with the funding of the remainder of the Luxury loan, Tiptree also will receive common stock representing approximately 67.5% of the then-outstanding common stock of Luxury. Effective at funding of the remainder of the loan, current management owners of Luxury will receive a profits interest equal to 67.5% of the distributable earnings of Luxury as compensation for seven years.

Management

Tiptree’s senior management consists of Michael Barnes, Executive Chairman, Geoffrey Kauffman, President and Chief Executive Officer, Julia Wyatt, Chief Financial Officer and Patrick Huvane, Controller. Following closing of the Contribution Transactions, the Company and Tiptree expect Tiptree’s senior management to serve in such roles with the Combined Company.

Each of Tiptree’s business lines have dedicated personnel responsible for managing day to day operations under supervision of Tiptree’s senior management. Telos is headed by John McCormick, MCM by Christopher Conley, Philadelphia Financial by John Hillman, Care by Salvatore (Torey) Riso, Siena by David Grende and Luxury by David Adamo.

Transition Services Agreement

TAMCO is party to a Transition Services Agreement (“TSA”) with Tricadia, whereby Tricadia provides certain services to Tiptree through an initial termination date of December 31, 2013 (subject to automatic renewal provisions set forth therein). Among the services Tricadia provides to Tiptree pursuant to the TSA are the services of Michael Barnes, Executive Chairman of Tiptree, and Julia Wyatt, Chief Financial Officer of Tiptree, along with certain other financial/accounting, legal/compliance, human resources and information technology services, among other services, as well as the provision of director and officer and errors and omissions insurance.

Governmental Regulation

Tiptree is subject to extensive laws and regulations administered and enforced by a number of different federal and state governmental authorities. Regulation of the industries in which Tiptree operates is expected to

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increase. In the past several years there has been significant legislation affecting financial services, insurance and health care, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Patient Protection and Affordable Care Act, and many of the regulations associated with these laws have yet to be written.

TAMCO is registered with the SEC as an investment adviser. In this capacity, it is subject to various regulatory requirements and restrictions with respect to its asset management activities (in addition to other laws). In addition, investment vehicles managed by subsidiaries of TAMCO are subject to various securities and other laws.

Philadelphia Financial’s subsidiaries are regulated by various governmental and quasi-governmental authorities. In particular, PFLAC is regulated by the Pennsylvania Insurance Department and PFLAC’s subsidiary, Philadelphia Financial Life Assurance Company of New York is regulated by the New York State Department of Financial Services. A broker-dealer, Philadelphia Financial Distribution Company is subject to regulation by the Financial Industry Regulatory Authority (FINRA). PFASC, as an administrator of insurance policies, is regulated by the respective insurance agency in each state in which an applicable policy was written. Philadelphia Financial Life Assurance Company (Bermuda), Ltd. and Philadelphia Financial Life International, Ltd. are subject to regulation by the Bermuda Monetary Authority.

Care’s properties are regulated by state and federal laws regarding healthcare facilities.

Luxury and Siena are regulated by various state regulatory authorities that govern banking, lending and/or residential mortgage origination. Luxury’s mortgages also are regulated by the United States Dept. of Housing and Urban Development and other federal agencies.

Competition

Tiptree is subject to significant competition for business opportunities in each of its lines of business, including from private equity firms, public and private investment funds, financial and insurance companies, commercial and investment banks, and commercial finance companies. Many competitors of Tiptree have financial, personnel and other resources that are greater than those of Tiptree and may be better able to react to market conditions. These factors may place Tiptree at a competitive disadvantage in competing for future business opportunities.

Tiptree also faces significant competition for qualified personnel, including from the categories of competitors described above.

Legal Proceedings

In an action entitled Carol B. Curran et al., on behalf of themselves and all others similarly situated v. AGL Life Assurance Company, et al, Case No. 2009CV907, plaintiffs filed a class action in August 2009 in the District Court of Boulder County, Colorado against Philadelphia Financial’s subsidiaries PFLAC, Philadelphia Financial Distribution Company, and Joseph A. Fillip, Jr., Philadelphia Financial’s Executive Vice President and General Counsel (the “AGL Defendants”), and other parties. Plaintiffs purchased annuities issued by the Philadelphia Financial Life Assurance Company and directed investments into the Agile Safety Variable Fund, L.P., which incurred losses in 2008 from its underlying investments arising out of the frauds committed by Thomas Petters and Bernard Madoff. Plaintiffs assert, on behalf of themselves and all other purchasers of annuities issued by PFLAC who directed investments into the Agile Safety Variable Fund, L.P., various claims under Colorado statutory and common law, including state securities act claims, breach of fiduciary duty, negligence, civil conspiracy, and fraudulent omission. The AGL Defendants answered Plaintiffs’ complaint, denying any wrongdoing or liability to Plaintiffs. The AGL Defendants also asserted cross-claims against Defendants Neal Greenberg, Greenberg and Associates Securities, Inc., and Agile Group, LLC and third-party claims against Tactical Allocation Services LLC. The class was certified in August 2011.

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On March 15, 2013, the court granted its preliminary approval to a class settlement of the proceeding. A final hearing to approve the settlement is scheduled for May 28, 2013. Until then, class members may submit objections to the proposed settlement. There can be no assurance that the settlement will be approved at such hearing. The Phoenix Companies (from whom Tiptree acquired Philadelphia Financial) has agreed to indemnify Philadelphia Financial in connection with this litigation. However if there is an adverse judgment in this litigation or Philadelphia Financial incurs material out-of-pocket expenses in defending this litigation and The Phoenix Companies fail to indemnify Philadelphia Financial, it would have a material adverse effect on Tiptree’s financial position or results of operations.

In addition to the matter described above, Tiptree’s other subsidiaries are parties to legal proceedings in the ordinary course of their business. Although Tiptree’s legal and financial liability with respect to such proceedings cannot be estimated with certainty, Tiptree does not believe that these proceedings, either individually or in the aggregate, are likely to have a material adverse effect on Tiptree’s financial position or results of operations.

Tiptree’s Corporate Information

Tiptree’s principal executive office is located at 780 Third Avenue, 21st Floor, New York, New York 10017 (Telephone: (212) 446-1400).

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TIPTREE SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial information of Tiptree is provided to aid your analysis of the financial aspects of the Contribution Transactions. Tiptree derived this information from audited consolidated financial statements for the years ended December 31, 2012, 2011, and 2010. This information is only a summary, and you should read it in conjunction with Tiptree’s historical consolidated financial statements and the related notes and Management’s Discussion and Analysis of Financial Conditions and Results of Operations contained in this proxy statement.

Condensed Consolidated Statements of Operations Data:

	Years ended December 31,
	2012	2011	2010
	(in thousands, except per share data)

Net realized gains/(losses) — trading securities and available for sale securities, loans & derivatives	$4,535	$4,319	$(1,893)
Net realized gains/(losses) — extinguishment of note payable	—	—	—
Income/(loss) from investments in partially-owned entities, net	2,308	3,493	(1,540)
Realized gain/loss — disposition of real estate	—	15,327	—
Other than temporary impairment — held-to-maturity securities and partially-owned entities	—	(77)	(81)
Change in unrealized appreciation — trading securities, derivatives and foreign exchange	18,768	743	80,560
Bargain purchase of subsidiaries	—	—	57,510

Net realized and unrealized gains	$25,611	$23,805	$134,556
Loan and security interest income	66,882	70,416	73,301
Fees on separate accounts	42,870	18,930	9,503
Rental revenue	13,769	13,712	5,123
Management Fee Income	1,108	1,808	1,116
Commission income	—	6	5,435
Other income	3,457	1,347	2,827

Total investment income	$128,086	$106,219	$97,305

Total revenues	$153,697	$130,024	$231,861

Compensation and Benefits	21,437	14,123	11,279
Professional and management fees	13,386	10,156	10,182
Interest expense	50,040	41,640	32,001
Mortality expenses	9,924	9,039	4,126
Commission expense	1,960	2,046	7,261
Depreciation, amortization expenses	4,307	3,852	1,509
Change in future policy benefits	4,040	4,318	1,962
Other expenses	8,951	6,521	3,686

Total expenses	$114,045	$91,695	$72,006

Net income	$39,652	$38,329	$159,855
Net income attributable to the noncontrolling interest	(411)	(2,018)	(2,968)
Net income attributable to the VIE subordinated noteholders	(4,041)	4,274	(41,366)

Net income attributable to the partnership	$35,200	$40,585	$115,521

Net gain per common LP unit
Basic	$2.47	$3.40	$11.87
Diluted	$2.42	$3.34	$11.71
Weighted average number of common LP units
Basic	11,727	10,258	9,733
Diluted	11,996	10,442	9,863

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Condensed Consolidated Balance Sheet:

	December 31,
	2012	2011	2010
	(in thousands)
ASSETS
Cash and cash equivalents — unrestricted	$88,563	$97,009	$32,577
Cash and cash equivalents — restricted	95,853	47,392	81,948
Due from brokers, dealers, trustees, separate accounts	19,701	9,027	4,665
Accrued interest, dividends and management fees receivable	8,551	2,232	4,668
Investments in trading securities and derivative financial instruments, at fair value	79,786	88,293	81,549
Investments in available for sale securities, at fair value	16,303	20,721	8,133
Investments in loans, at fair value	762,166	729,817	676,601
Loans owned, at amortized cost — pledged, net of allowance	5,467	5,766	8,552
Investments in partially-owned entities	8,388	6,951	39,200
Real estate	118,827	122,302	105,729
Reinsurance receivables	8,802	8,721	10,603
Policy loans	99,123	90,365	89,032
Insurance policies and contracts acquired	41,379	42,793	44,485
Separate account assets	4,035,053	3,542,768	3,605,505
Deferred tax assets	5,342	3,243	2,141
Intangible assets	125,621	9,457	8,995
Deferred policy acquisition costs	3,878	3,434	1,176
Other assets	10,999	11,512	6,259

Total Assets	$5,533,802	$4,841,803	$4,811,818

LIABILITIES AND EQUITY
Liabilities
Due to brokers, dealers and trustees	$43,396	$2,243	$2,243
Derivative financial instruments, at fair value	3,172	2,799	2,884
U.S. Treasuries, short position	20,175	—	—
Mortgage Notes payable	95,232	96,079	81,684
Notes payable	672,167	557,196	539,949
Policy liabilities	108,868	103,578	100,355
Separate account liabilities	4,035,053	3,542,768	3,605,505
Accrued interest payable	5,278	6,825	3,263
Other liabilities and accrued expenses	14,873	8,906	6,969

Total Liabilities	4,998,214	4,320,394	4,342,852
Total Partnership Capital	518,466	496,638	419,865
Non-controlling interest	17,122	24,771	49,101

Total Capital	535,588	521,409	468,965

Total Liabilities and Partnership Capital	$5,533,802	$4,841,803	$4,811,818

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS OF TIPTREE

This Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tiptree should be read in conjunction with the sections entitled “Tiptree Selected Consolidated Financial Data,” “Unaudited Pro Forma Condensed Combined Financial Statements,” and Tiptree’s consolidated financial statements and related notes (the “Consolidated Financial Statements”) contained in this proxy statement.

Overview

Tiptree is a diversified holding company. See “Description of the Business of Tiptree Financial Partners, L.P.” for a discussion of its businesses. Tiptree seeks to provide a high level of risk-adjusted earnings to its limited partners. Tiptree’s income is generated by the distributions that it receives from its subsidiaries and other investments, after payment of related expenses and any applicable debt service payments. Tiptree’s consolidated operating subsidiaries currently include: Philadelphia Financial, which develops and administers private placement insurance and annuities for high net worth and institutional clients; Care, a real estate investment company that invests in healthcare-related facilities, MFCA, a tax-exempt specialty finance company; TAMCO, an SEC-registered investment adviser that, among other managerial and advisory entities, wholly-owns Telos, an asset manager focused on investing in corporate credit through managed accounts and structured investment vehicles, such as CLOs and Siena, a recently formed asset-based lender that will offer asset-based loans to small and mid-sized U.S. businesses. Tiptree’s non-subsidiary holdings include: a structured corporate loan portfolio; a significant minority interest in Star Asia, a specialty finance holding company formed to invest predominately in Asian real estate related debt instruments; and a debt interest and a right to receive a controlling equity interest in Luxury, a residential mortgage lender that originates conforming FHA, prime jumbo and super jumbo mortgages for sale to institutional investors.

Tiptree intends to continue to opportunistically acquire majority control of new businesses, both in existing financial service sectors and complementary sectors; make seed investments in funds or products managed by TAMCO; and make minority debt or equity investments similar to those investments that Tiptree has made in the past. Accordingly, changes in the mix of Tiptree’s businesses, assets and investments should be expected. Management intends to take a disciplined approach by focusing on investing for the long-term in stable, cash flow positive businesses.

Tiptree’s primary focus is on the following sectors of financial services: insurance and insurance services, real estate, asset management and specialty finance (including corporate, consumer and tax-exempt credit).

Insurance and Insurance Services

All of Tiptree’s insurance operations are conducted through its majority owned subsidiary Philadelphia Financial. Through its operating subsidiaries, Philadelphia Financial structures, underwrites and distributes variable annuities, individual variable life insurance policies and survivorship variable life insurance policies to the high net worth market.

Philadelphia Financial derives the majority of its revenue associated with its structuring and underwriting business from the related mortality and expense fee, which is charged as a percentage of the balance of the assets in each separate account. As of December 31, 2012, approximately 99% of the mortality risk on the insurance policies issued by Philadelphia Financial were reinsured by third parties.

Philadelphia Financial’s expenses consist primarily of additions to its reserves on future policyholder benefits, reinsurance costs, death benefits, commission expenses to brokers, professional fees, compensation, investment administration and general and administrative expenses.

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In July 2012, Philadelphia Financial acquired the rights to provide administrative services to the private placement insurance unit of The Hartford. Philadelphia Financial collects administration fees for each policy it administers. Philadelphia Financial does not hold any mortality risk in respect of the administered policies.

Philadelphia Financial reinsures portions of its insurance risk with other insurers, as is customary in the industry. If a reinsurer is unable to fulfill its obligation at the time of a claim, the ultimate liability remains with Philadelphia Financial as primary insurer. Philadelphia Financial regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from activities or economic characteristics of the reinsurers in order to mitigate exposure to significant loss from reinsurer insolvencies.

Real Estate

Tiptree’s real estate operations are currently conducted through Care, of which Tiptree currently directly owns approximately 91%.

Care invests in healthcare-related facilities including assisted-living, independent-living, memory care, skilled nursing and other healthcare-related real estate assets in the U.S. As of December 31, 2012, Care maintained a geographically-diversified portfolio consisting of $125.1 million (94%) in wholly owned real estate, $5.5 million (4%) in a loan investment and $2.5 million (2%) in an unconsolidated joint venture that owns real estate. Care’s portfolio of wholly-owned real estate assets consisted of senior housing facilities, including assisted living, independent living and memory care facilities. Care’s joint venture is a member-owned assisted/independent living facility. Care’s loan investment is secured by skilled nursing facilities, as well as collateral relating to assisted living facilities and a multifamily property. These facilities are leased, under triple-net leases, which require the tenants to pay all property related expenses.

Care’s revenues are derived primarily from rental income and mortgage interest income. Care’s operating performance is influenced by a number of factors, including general economic conditions, trends in demographics, overall asset mix, geographic markets, and general competitive positioning. Care’s expenses consist primarily of financing costs associated with the mortgages on owned properties, management fees, professional fees, compensation and general and administrative expenses.

Specialty Finance

Tiptree’s specialty finance operations are conducted through its subsidiaries MFCA and TAMCO, and also include its principal investing activities. Specialty finance assets consist of noncontrolling interests in performing and distressed credit assets and related equity interests, including broadly syndicated and middle market corporate leveraged loans, mezzanine debt, unsecured debt, credit-related derivatives, as well as private equity, exchange-traded equity and equity options.

MFCA

MFCA is a wholly-owned subsidiary of Tiptree. MFCA is a specialty finance company that owns and manages a portfolio of non-investment grade and non-rated direct and indirect debt obligations of middle-market tax-exempt borrowers. MFCA’s principal sources of revenue are interest and realized and unrealized gains on its assets. Total revenue is dependent upon the aggregate balance of the assets in its portfolio, the interest rates on those assets and the realized and unrealized gains or losses on its assets. MFCA’s expenses consist primarily of management fees, professional fees, and financing costs.

MFCA is currently winding down its portfolio of tax-exempt assets as they mature, are refinanced or are disposed of. Management anticipates that the current low interest rate environment will allow for the continuation of the refinancing of the existing portfolio. Tiptree is exploring strategic alternatives with respect to other portfolios of tax-exempt assets for which more attractive financing may be available as a means of redeploying capital.

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TAMCO

TAMCO is an SEC-registered investment advisor that managed approximately $1.3 billion of client assets as of December 31, 2012. TAMCO’s operating subsidiaries include Telos, an asset management company that specializes in investing in middle market corporate credit through managed accounts and structured investment vehicles, such as CLOs; Tiptree Capital, the manager of Tiptree; MCM, a tax-exempt focused manager; and TREIT, a REIT-focused service provider.

TAMCO’s core assets under management are currently held almost exclusively in CLOs. Investment advisory fees paid to TAMCO by third party investors are its primary source of revenue. These fees typically consist of management fees based on an account’s assets and, in some cases, incentive fees based on the profits generated for the account.

Investment advisory fees differ from product to product, but in general for CLOs, these fees consist of senior management fees that generally range from 12.5 to 20 basis points annually on the principal balance of the underlying collateral of such CLOs; subordinated management fees that generally range from 15 to 35 basis points annually on the principal balance of the underlying collateral of such CLOs; and incentive fees that vary based on the terms of each CLO.

TAMCO’s expenses consist primarily of financing expense associated with the consolidation of the CLOs, management fees, professional fees, compensation and general and administrative expenses.

Telos closed TELOS III in February 2013. As of December 31, 2012, $20.4 million is carried as investments in loans at fair value on Tiptree’s consolidated balance sheet.

Also in February 2013, Telos entered into a new $120 million warehouse credit facility to purchase corporate credit assets that are ultimately intended to be transferred into another new CLO with a target original principal balance of $350 million. This CLO is anticipated to close by the third quarter of 2013.

Siena

In April 2013, Tiptree committed $10 million to purchase a majority of the voting equity interests in Siena. Currently, $7.31 million of that commitment has been funded. Since Siena was acquired after December 31, 2012, its results are not reflected in Tiptree’s consolidated results for the periods presented below.

Luxury

In April 2013, Tiptree entered into a definitive agreement to make a $5.0 million loan with a 7-year term to Luxury, a residential mortgage lender that originates conforming, FHA, prime jumbo and super jumbo mortgages for sale to institutional investors. Luxury is licensed or qualified to originate/lend in 19 states. Currently, Tiptree has funded the initial portion of the loan and will fund the remainder following the receipt of certain regulatory approvals and the satisfaction of certain other conditions. In connection with the funding of the remainder of the Luxury loan, Tiptree also will receive common stock representing approximately 67.5% of the then-outstanding common stock of Luxury. Effective at funding of the remainder of the loan, current management owners of Luxury will receive a profits interest equal to 67.5% of the distributable earnings of Luxury as compensation for seven years.

Principal Investing

Tiptree’s principal investing business operations are comprised of investments in investment vehicles Tiptree manages through TAMCO, minority equity investments or investment in debt obligations. Revenue is generated primarily through gains and losses (unrealized and realized) and income earned on securities, including capital investments in vehicles that TAMCO manages, and income from equity method investments.

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Results of Consolidated Operations

The results presented in the tables below are the consolidated results of Tiptree which includes its majority-owned subsidiaries, Philadelphia Financial, Care, MFCA, and TAMCO, as well as its principal investments.

Due to acquisitions during some of the periods discussed below, it may be difficult to compare our result of operations from period to period as a result of purchase accounting adjustments, which only reflect the financial results from an acquisition from that point forward. In addition, on June 30, 2012, Tiptree acquired a controlling financial interest in TAMCO. This transaction is accounted for on an “as if pooling basis” due to TAMCO and Tiptree being considered entities under common control. As a result, the assets and liabilities, accounted for at historical cost, of Tiptree and TAMCO were consolidated by Tiptree as of January 1, 2010 and TAMCO’s results of operations are reflected in Tiptree’s consolidated results of operations from and after that date.

Tiptree acquired Philadelphia Financial in June 2010. Tiptree’s financial results for fiscal 2010 therefore only include six months of financial information for Philadelphia Financial. Tiptree acquired a controlling interest in Care in August 2010 and the financial results for fiscal 2010 only include financial information for Care from that point forward. In June 2011, Tiptree acquired the remaining minority interest in MFCA therefore owned 100% of MFCA. Tiptree’s financial results for fiscal 2011 therefore only include six months of financial information as the 100% owners of MFCA.

In addition, the financial results presented below are for Tiptree as a pass through entity in its current form as a limited partnership. Furthermore, Care is currently organized and operated in a manner that enables it to qualify as a REIT for U.S. federal income tax purposes. As a result of the Contribution Transactions, Tiptree expects that the Combined Company will not qualify to be taxed as a REIT for U.S. federal income tax purposes, effective January 1, 2013, due to the nature of the assets and the businesses conducted by Tiptree. The Combined Company, therefore, would be subject to U.S. federal and state corporate income tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates beginning with its 2013 corporate tax year and will not be able to deduct distributions to the Combined Company’s stockholders when computing its taxable income.

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Summary Consolidated Statements of Operations (in thousands)

	Years ended December 31,
	2012	2011	2010
Revenues:
Net realized gains (losses) and change in unrealized appreciation (depreciation) on investments:
Net realized gains/(losses)	$4,535	$19,568	$55,535
Change in unrealized appreciation	21,076	4,237	79,021

Net realized and unrealized gains	25,611	23,805	134,556

Investment income:
Interest income	66,887	70,418	73,330
Fees on separate account	42,870	18,930	9,503
Rental revenue	13,769	13,712	5,123
Other income	4,560	3,159	9,349

Total investment income	128,086	106,219	97,305

Total net realized and unrealized gains and investment income	153,697	130,024	231,861

Expenses:
Interest expense	50,040	41,640	32,001
Payroll expense	21,407	13,457	9,718
Professional fees	13,386	10,155	9,889
Change in future policy benefits	4,040	4,318	1,962
Mortality expenses	9,924	9,039	4,126
Commission expense	1,960	2,046	7,261
Depreciation and amortization expenses	4,307	3,852	1,509
Other expenses	8,981	7,188	5,540

Total expenses	114,045	91,695	72,006

Net income	39,652	38,329	159,855
Less net income attributable to the noncontrolling interest and VIE subordinated noteholders	(4,452)	2,256	(44,334)

Net income attributable to the Partnership	$35,200	$40,585	$115,521

SEGMENT REPORTING

December 31, 2012

(unaudited, in thousands)

Segment Profit or loss and segment assets

	Real Estate	Insurance	Specialty Finance	Intersegment elimination	Totals
Revenues	$16,428	$44,498	$92,771	$—	$153,697
Intersegment revenues	19	3,412	49,327	(52,757)	—
Interest revenue	802	4,498	78,027	(16,219)	67,108
Interest expense	6,310	6,083	53,883	(16,236)	50,040
Depreciation and amortization	3,970	337	—	—	4,307
Segment profit/loss	(510)	3,725	69,630	(37,645)	35,200
Segment assets	185,797	4,354,945	1,509,097	(516,037)	5,533,802

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December 31, 2011

(unaudited, in thousands)

Segment Profit or loss and segment assets

	Real Estate	Insurance	Specialty Finance	Intersegment elimination	Totals
Revenues	$18,578	$24,164	$87,282	$—	$130,024
Intersegment revenues	15,086	(620)	54,092	(68,559)	—
Interest revenue	792	4,586	81,533	(16,495)	70,416
Interest expense	5,755	3	52,265	(16,383)	41,640
Depreciation and amortization	3,611	242	—	—	3,852
Segment profit/loss	16,535	(763)	68,396	(43,583)	40,585
Segment assets	194,217	3,725,357	1,433,375	(511,146)	4,841,803

December 31, 2010

(unaudited, in thousands)

Segment Profit or loss and segment assets

	Real Estate	Insurance	Specialty Finance	Intersegment elimination	Totals
Revenues	$7,169	$17,265	$207,427	$—	$231,861
Intersegment revenues	(2,272)	322	151,726	(149,776)	—
Interest revenue	558	2,067	90,127	(19,527)	73,225
Interest expense	2,139	1	49,283	(19,422)	32,001
Depreciation and amortization	1,509	—	—	—	1,509
Segment profit/loss	(2,464)	322	286,561	(168,898)	115,521
Segment assets	166,877	3,782,972	1,335,923	(473,954)	4,811,818

Year Ended December 31, 2012 Compared to Year Ended December 31, 2011

Revenues

Total revenues for 2012 were $153.7 million, compared to $130.0 million for 2011, an increase of $23.7 million or 18%. This increase was primarily driven by an increase in administrative services fees collected by Philadelphia Financial of $23.9 million.

Realized and Unrealized Gains and Losses

Net realized gains decreased by $16.2 million in 2012 over 2011 levels. This decrease was primarily due to a $15.3 million realized gain on loan sales in 2011. Unrealized gains on Tiptree’s trading securities, derivatives and foreign exchange increased by $18.0 million in 2012 over 2011 levels as market conditions for these portfolios showed appreciation during 2012.

Interest Income

Interest income on Tiptree’s security portfolio decreased $3.5 million, or 5%, for 2012 compared to 2011, primarily due to lower volumes in the MFCA trading portfolio in 2012 compared to 2011.

Fees on Separate Accounts

Fees on separate accounts for 2012 from Tiptree’s Philadelphia Financial subsidiary were $42.9 million, compared to $18.9 million for 2011, an increase of 126%. This increase was primarily due to the acquisition of administrative services rights from The Hartford by Philadelphia Financial in July 2012.

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Rental Revenues

Rental revenues for 2012 from Tiptree’s Care subsidiary were $13.8 million, remaining relatively flat over 2011 levels of $13.7 million as the number of income properties and lease terms remained relatively the same year over year.

Expenses

Total expenses for 2012 were $114.0 million, compared to $91.7 million for 2011, an increase of $22.4 million, or 24.4%, over the prior year. $8.43 million of the increase was due to increased interest expense on notes payable by the CLOs, which increased by 16.8% over the prior year. Compensation and benefit expense increased $7.9 million, or 59.1%, primarily due to the acquisition of administrative services rights from The Hartford by Philadelphia Financial in July 2012.

Net income attributable to the noncontrolling interest and VIE subordinated noteholders

Net income attributable to the noncontrolling interest and VIEs represents the portion of net income generated by consolidated entities that are not attributable to Tiptree’s ownership interest in those entities. In the instance where our majority owned subsidiaries have losses, noncontrolling interest is additive to our financial results. The change in noncontrolling interest and VIE subordinated noteholders was primarily due to Tiptree’s full consolidation of MFCA beginning in June 2011 as well as a $8.3 million change in income attributable to the VIEs. Net income attributable to the noncontrolling interest and VIEs for 2012 was $4.5 million, compared to $(2.3) million for 2011 an increase of $6.8 million or 295.7%.

Net income attributable to Tiptree

Net income attributable to Tiptree for 2012 was $35.2 million, a decrease of $5.4 million or 13.3% compared to net income of $40.6 million for 2011. The higher levels in 2011 were primarily due to Care realizing a gain on the sale of real estate.

Balance Sheet Information

Tiptree’s total assets increased by $692.0 million, or 14.3%, for 2012 compared to the prior year. This increase was driven primarily by an increase in separate account assets of $492.3 million from increased deposits of $341.6 million and market performance of $315.5 million by Philadelphia Financial, and by an increase in intangible assets from administrative service rights acquired from The Hartford in 2012 of $116.2 million. Liabilities increased 15.7% year over year primarily due to an increase in separate account liabilities of $492.3 million and an increase in notes payable of $115.0 million primarily related to Tiptree’s insurance and real estate operations. Partnership capital increased $12.5 million, or 2.5%, for the year ended 2012 over 2011 levels. Increases were seen in limited partnership units of $54.8 million due to the issuance of limited partnership units in connection with the TAMCO acquisition. Increases were also seen in convertible preferred units of $3.7 million and warrants of $3.5 million, both associated with the TAMCO acquisition. These increases were offset in part by a decrease due to the appropriated earnings of TAMCO for $25.9 million.

Segment Results

Tiptree has three reportable operating segments; real estate, insurance and specialty finance (refer to Note 4 of Tiptree’s consolidated financial statements for a detailed description of Tiptree’s segments). Tiptree’s operating segments are organized in a manner that reflects how management views these strategic business units. Although Tiptree, as required under GAAP, consolidates all of the assets and liabilities of the Tiptree VIE CLOs, the maximum exposure to loss related to the CLOs is limited to Tiptree’s investments in the VIE CLOs ($6.8 million accreted value as of December 31, 2012), the investment advisory fee receivables from the Tiptree CLOs ($3.1 million as of December 31, 2012), and any future investment advisory fees, all of which are eliminated upon consolidation. This consolidation with respect to the VIEs, significantly impacts Tiptree’s consolidated financial statements.

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Real Estate Operations

Total revenues for Tiptree’s real estate operations for 2012 were $16.4 million, compared to $33.7 million for 2011, a decrease of $17.3 million or 51.3%. This decrease was primarily due to the realized gain on the sale of real estate in 2011.

Total expenses for Tiptree’s real estate operations for 2012 were $17.0 million, compared to $17.1 million for 2011. This decline was primarily attributable to the decrease in incentive fee expense due to the aforementioned real estate sale in 2011.

Total operating loss for Tiptree’s real estate operations for 2012 was $0.5 million, compared to a profit of $16.5 million 2011, a decrease of $17.0 million or 103%. This decrease was primarily the result of a $15.3 million gain on the sale of real estate in 2011.

Insurance Operations

Total revenues for Tiptree’s insurance operations for 2012 were $47.9 million, compared to $23.5 million for 2011, an increase of $24.4 million, or 103%. This increase was primarily the result of administrative service fees from the acquisition of the administrative services rights from The Hartford in July 2012.

Total expenses for Tiptree’s insurance operations for 2012 were $44.2 million, compared to $24.3 million for 2011, an increase of $19.9 million, or 82%. This increase was primarily the result of the inclusion of the financial operations from the acquisition of the administration services rights from The Hartford, including an increase in payroll expense of $7.3 million, due to additional headcount to expand operations, and an increase in professional fees of $1.6 million.

Total operating income for Tiptree’s insurance operations for 2012 was $3.7 million, compared to an operating loss of $0.8 million for 2011, an increase of $4.5 million or 562.5%. This increase was primarily the result of the additional profit from the acquisition of the administration services rights from The Hartford, which offset the related increase in expenses.

Specialty Finance Operations

Total revenues for Tiptree’s specialty finance operations for 2012 were $92.8 million, compared to $87.3 million for 2011, an increase of $5.5 million or 6.3%. This increase was primarily the result of additional management fees from TAMCO and an increase in the fair value of the trading assets of MFCA.

Total expenses for Tiptree’s specialty finance operations for 2012 were $72.5 million, compared to $73.0 million for 2011, an increase of $0.5 million or 0.7%. The increase was primarily the result of an increase in interest expense on loans in CLOs as a result of the inclusion of TAMCO in Tiptree’s financial results.

Total operating profit for Tiptree’s specialty finance operations for, 2012 was $69.6 million, compared to $68.4 million for 2011, an increase of $1.2 million or 1.75%. This increase was primarily the result of increased fair value of trading assets held by MFCA and the assets in the two CLOs managed or serviced by TAMCO.

Year Ended December 31, 2011 Compared to Year Ended December 31, 2010

Revenues

Total revenues for 2011 were $130.0 million, compared to $231.9 million for 2010, a decrease of $101.8 million, or 44%. Total revenues decreased in 2011, primarily due to a $57.5 million bargain purchase gain

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from the Philadelphia Financial and Care acquisitions in 2010 as well as higher unrealized gains in Tiptree’s trading portfolio of $78.4 million in 2010. The decrease in unrealized appreciation in trading securities from 2010 to 2011 was primarily due to the unrealized appreciation of the CLO subordinated note positions in 2010; there were no similar increases in value in 2011. These decreases were partially offset by a $15.3 million gain in 2011 on the sale of properties in an entity partially-owned entity by Care.

Since Philadelphia Financial and Care were acquired in 2010, their increased revenue from 2010 to 2011 was due to partial ownership periods for 2010. Fees on separate accounts at Philadelphia Financial and rental revenue at Care were comparable on a full year basis.

Loan and Security Interest Income

Loan and security interest income for 2011 was $70.4 million, compared to $73.3 million for 2010, a decrease of $2.9 million or 4%. This decrease was primarily due to the continued wind down of MFCA’s tax exempt assets of MFCA and incentive fees payable to Telos which reduced payments to the subordinated notes.

Fees on Separate Accounts

Fees on separate accounts for 2011 were $18.9 million, compared to $9.5 million for 2010, an increase of $2.9 million or 99%. The increase is due to the inclusion of full year results of Philadelphia Financial for 2011 compared to the partial period for 2010.

Rental Revenue

Rental revenues for 2011 were $13.7 million, compared to $5.1 million for 2010, an increase of $8.6 million or 168%. The increase in rental revenue for the period was due to the acquisition of the Greenfield properties by Care in September 2011 and the inclusion of a full year of results of Care for 2011 compared to the partial period for 2010.

Expenses

Total expenses were $91.7 million for 2011, compared to $72.0 million for 2010, an increase of $19.7 million or 27%. This increase was primarily due to an increase in interest expense of $9.6 million, or 30%, in 2011 compared to 2010. The inclusion of Philadelphia Financial and Care in Tiptree’s results of operations for a full year in 2011 also contributed to the increase in expense. Contributing to the increased total expenses were a $4.5 million increase in payroll and professional expenses at both Philadelphia Financial and Care, a $3.6 million increase in interest expense at Care, and a $7.2 million net increase in insurance related commission, future policy benefits and mortality costs at Philadelphia Financial. These expenses were comparable on a full year basis.

Net income attributable to the noncontrolling interest and VIE subordinated noteholders

Net income attributable to the noncontrolling interest and VIEs for 2011 was $(2.3) million, compared to $44.3 million for 2010 a decrease of $46.6 million or 105.2%. This decrease in 2011 over 2010 was primarily due to loss attributable to the VIEs in 2011 of $4.3 million as compared to income of $41.4 million in 2010.

Net income attributable to Tiptree

Net income attributable to Tiptree for 2011 was $40.6 million, compared to $115.5 million for 2010, a decrease of $74.6 million or 64.8%. The decrease was primarily related to $57.5 million of bargain purchase gains accounted for in 2010.

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Balance Sheet Information

Total assets remained relatively flat for the 2011 compared to the prior year, increasing 1.3%. Increases were seen in cash and cash equivalents of $29.9 million, available for sale securities at fair value of $12.6 million (due to utilization of excess cash in a Philadelphia Financial subsidiary), investment in loans of $50.4 million and real estate of $16.6 million (due to the acquisition of three assisted living and memory care facilities by Care). These increases were offset by declines in investments in partially owned entities of $32.2 million (due to the sale of the Cambridge portfolio held by Care) and separate account assets of $62.7 million.

Segment Results

Real Estate Operations

Total revenues for 2011 were $33.7 million, compared to $4.9 million for 2010, an increase of $28.8 million or 587.8%. This increase was primarily due to the realized gain on the sale of real estate by Care in 2011.

Total expenses for 2011 were $17.1 million, compared to $7.4 million for 2010, an increase of $9.7 million, or 131%. This increase was primarily the result of the inclusion of Care into Tiptree’s financial results for the full year in 2011.

Total operating profit for 2011 was $16.5 million, compared to a loss of $2.5 million for 2010, an increase of $19 million or 760%. This increase was primarily the result of the gain on the sale of real estate by Care in 2011 as well as the inclusion of Care into Tiptree’s financial results for the full year in 2011.

Insurance Operations

Total revenues for 2011 were $23.5 million, compared to $17.6 million for 2010, an increase of $5.9 million or 33.5%. This increase was primarily the result of the inclusion of Philadelphia Financial into Tiptree’s financial results for the full year in 2011, partially offset by a decrease in commission income of $5.4 million.

Total expenses for 2011 were $24.3 million, compared to $17.3 million for 2010, an increase of $7.0 million, or 41%. This increase was primarily the result of the inclusion of Philadelphia Financial into Tiptree’s financial results for the full year in 2011, partially offset by a decrease in commission expense of $5.2 million.

Total operating loss for 2011 was $0.8 million, compared to income of $0.3 million for 2010, a decrease of $1.1 million or 366.7%. This decrease was primarily the result of higher proportional expenses to revenue in 2011 as compared to 2010.

Specialty Finance Operations

Total revenues for 2011 were $87.3 million, compared to $359.2 million for 2010, a decrease of $271.9 million, or 75.7%. This decrease was primarily the result of the higher unrealized gains on Tiptree’s CLOs in 2010.

Total expenses for 2011 were $73.0 million, which were relatively unchanged, compared to $72.6million for 2010.

Total operating profit for 2011 was $68.4 million, compared to $286.6 million for 2010, a decrease of $218.2 million or 76.1%. This decrease was primarily the result of the higher unrealized gains on Tiptree’s CLOs in 2010.

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Liquidity and Capital Resources

Tiptree is a holding company and conducts all of its operations through its operating subsidiaries. Dividends and distributions from its subsidiaries and investments are the principal source of cash to pay dividend payments on its preferred and common partnership units, professional fees (including advisory services, legal and accounting fees), office rent, insurance costs, and certain support services. Tiptree’s current source of liquidity is its cash, cash equivalents and investments and distributions from operating subsidiaries. At December 31, 2012, Tiptree’s unrestricted cash, cash equivalents, trading portfolio and available for sale securities was $183.8 million. During 2012, Tiptree received dividends and distributions totaling $50.5 million. Tiptree intends to opportunistically acquire majority control of new businesses both in its existing financial services sectors and complimentary sectors. Accordingly, Tiptree expects that its cash needs will change over time and may need to seek additional sources of cash to fund acquisitions or additional investments in its existing businesses. These additional sources of cash may take the form of debt or equity and may be at the parent, subsidiary or asset level.

The ability of Tiptree’s subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions will be subject to numerous business and other factors, including restrictions contained in its subsidiaries’ financing agreements, regulatory restrictions, availability of sufficient funds at such subsidiaries, general economic and business conditions, tax considerations, strategic plans, financial results and other factors such as target capital ratios and ratio levels anticipated by rating agencies to maintain or improve current ratings. For example, Telos will require additional capital in order to issue future CLOs and Philadelphia Financial may require additional capital to meet regulatory capital requirements.

Based on current levels of operations, Tiptree’s management believes that Tiptree’s consolidated cash, cash equivalents and investments on hand will be adequate to fund its operational and capital requirements for at least the next twelve months.

Indebtedness

Tiptree does not currently have any debt at the holding company level. Tiptree is not a guarantor of any of the debt of its subsidiaries. Following the completion of the Contribution Transactions, it is expected that the Combined Company will enter into a credit facility in order to enhance its liquidity, increase its financial flexibility and provide it with additional resources with which to pursue new business opportunities. The Combined Company currently is engaged in discussions with a lender concerning a credit facility. However, there can be no assurance that the Combined Company will be able to enter into a credit facility on acceptable terms or at all.

Insurance Segment Liquidity and Capital Resources

Tiptree’s insurance operations are conducted through its subsidiary Philadelphia Financial, which conducts all of its operations through its operating subsidiaries. Dividends from Philadelphia Financial’s subsidiaries are its principal sources of cash to pay dividends to Tiptree and to meet its obligations.

The ability of Philadelphia Financial to pay dividends to Tiptree is limited by applicable insurance laws and regulations of the states in which its subsidiaries are domiciled. These laws and regulations require, among other things, Philadelphia Financial’s insurance subsidiaries to maintain minimum solvency requirements and limit the amount of dividends these subsidiaries can pay. To date, Tiptree has received no dividends from its insurance operations.

The liquidity requirements of Philadelphia Financial’s regulated insurance subsidiaries principally relate to the liabilities associated with their various insurance and investment products, operating costs and expenses, the payment of dividends, the payment of principal and interest on their outstanding debt obligations and income taxes. Philadelphia Financial’s insurance subsidiaries have used cash flows from operations and investment activities to fund their liquidity requirements, with the exception of acquisition related capital requirements.

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Philadelphia Financial’s insurance subsidiaries’ principal cash inflows from operating activities are derived from premiums, annuity deposits and insurance and investment product fees and other income. The principal cash inflows from investment activities result from repayments of principal, investment income and, as necessary, sales of invested assets.

In addition to the regulatory restrictions on dividends discussed above, the primary driver in determining the amount of capital used for dividends is the level of capital needed to maintain financial strength ratings. In that regard, Tiptree may limit dividend payments at Philadelphia Financial’s insurance subsidiaries to the extent necessary to maintain or improve current ratings. Given recent economic events that have affected the insurance industry, both regulators and rating agencies could become more conservative in their methodology and criteria, including increasing capital requirements for Philadelphia Financial’s insurance subsidiaries which, in turn, could negatively impact the cash available to Philadelphia Financial from its insurance subsidiaries and, in turn, to Tiptree.

At December 31, 2012, Tiptree’s insurance operations had cash, cash equivalents and available for sale securities of $35.2 million.

On July 1, 2012, Philadelphia Financial’s subsidiary, PFASC, issued a note in the amount of $100.0 million (“Senior Note”) due July 2022, the net proceeds of which were used to partially fund The Hartford acquisition. The Senior Note is collateralized with a first priority lien on substantially all of the assets directly held by PFASC. The Senior Note bears an annual interest rate of 12.66%, with the final payment date of July 15, 2022.

The indenture governing the Senior Note (the “Indenture”) contains covenants limiting, among other things, and subject to certain qualifications and exceptions, the ability of PFASC to: incur additional indebtedness; create liens; engage in sale-leaseback transactions; pay dividends or make distributions in respect of capital stock; make certain restricted payments; sell assets; engage in certain transactions with affiliates; or consolidate or merge with, or sell substantially all of its assets to, another person. PFASC is also required to maintain compliance with certain financial tests, including minimum liquidity and collateral coverage ratios that are based on the fair market value of the collateral. At December 31, 2012, PFASC was in compliance with all covenants under the Senior Note. The Indenture contains customary events of default which could, subject to certain conditions, cause the Senior Note to become immediately due and payable, including, but not limited to, the failure to make principal or interest payments; failure by PFASC to accept and pay for the Senior Note tendered when and as required by the change of control and asset sale provisions of the Indenture and failure to comply with certain covenants in the Indenture.

Real Estate Segment Liquidity and Capital Resources

Tiptree’s real estate operations are primarily conducted through Care. During 2012, Tiptree received dividend and distributions totaling $5.0 million from its real estate operations.

At Care, the principal current cash needs are: (i) to fund operating expenses, including potential expenditures for repairs and maintenance on its properties and debt service on its outstanding mortgage loan obligations; (ii) to distribute 90% of its REIT taxable income to its stockholders, as of December 31, 2012; and (iii) to fund other general ongoing business needs, including employee compensation expense, directors’ and officers’ insurance, administrative expenses, as well as property acquisitions and investments. Care’s primary sources of liquidity are its current working capital, rental income from its real estate properties, distributions from its interest in a partially-owned entity that holds real estate, interest and principal payments on its remaining loan investment and interest income earned from its available cash balances.

At December 31, 2012, Tiptree’s real estate operations had cash and cash equivalents of $46.4 million.

As a result of the Contribution Transactions, Care will become a wholly owned subsidiary of the Operating Subsidiary and will not be required to separately finance its operations, increasing financial flexibility. As a

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result of the Contribution Transactions, Tiptree expects that the Combined Company will not qualify to be taxed as a REIT for U.S. federal income tax purposes, effective January 1, 2013, due to the nature of the assets and the businesses conducted by Tiptree, and as such will no longer have a cash need to distribute its REIT taxable income.

For a description of the indebtedness of Care, please see Care’s Form 10-K for 2012.

Specialty Finance Segment Liquidity and Capital Resources

Tiptree’s specialty finance operations are conducted through MFCA and TAMCO and include its principal investing activities. During 2012, Tiptree received dividends and distributions totaling $45.5 million from its specialty finance operations.

TAMCO conducts all of its operations through operating subsidiaries, including Telos. Telos manages most of its assets in the form of CLOs, and in accordance with GAAP, Tiptree is required to consolidate certain Variable Interest Entities (“VIEs”). As a result, Tiptree’s consolidated statements of cash flows include the cash flows of these VIEs. Cash held by the consolidated VIEs is not available for Tiptree’s general use, and Tiptree’s cash is not available for the general use of the consolidated VIEs.

At December 31, 2012, excluding VIEs, Tiptree’s specialty finance operations had cash, cash equivalents and short-term investments of $23.8 million.

The CLOs, with assets of $851.7 and non-recourse liabilities of $571.8 million were included in Tiptree’s consolidated financial statements as of December 31, 2012. Although Tiptree consolidates all of the assets, liabilities and subordinated notes of the CLOs, its maximum exposure to losses related to the CLOs is limited to its investments and beneficial interests in the subordinated notes of TELOS I and TELOS II, its investment management fees receivables, and its future investment management fees, all of which are eliminated upon consolidation. The notional value of these non-recourse liabilities is $777.9 million and they cannot be retired for less than their full notional value.

The assets of each of the CLOs are held solely as collateral to satisfy the obligations of the CLOs. Tiptree does not own and has no right to the benefits from, nor does Tiptree bear the risks associated with, the assets held by the CLOs, beyond its minimal direct investments and beneficial interests in, and investment management fees generated from, the CLOs. If Tiptree were to liquidate, the assets of the CLOs would not be available to its general creditors, and as a result, Tiptree does not consider them its assets. Additionally, the investors in the CLOs have no recourse to Tiptree’s other assets for the debt issued by the CLOs. Therefore, this debt is not Tiptree’s obligation and will not require Tiptree to utilize any of its liquidity to satisfy any such obligation.

Convertible Preferred Units

On April 1, 2011 Tiptree issued 1,517,429 Convertible Preferred units in a private placement for total gross proceeds of $32.0 million. The Convertible Preferred units will be automatically converted into common units upon completion of the Contribution Transactions.

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Consolidated Comparison of Cash Flows

Summary Consolidated Statements of Cash Flows

(in thousands)

	Years ended December 31,
	2012	2011	2010
Net cash provided by /(use in):
Operating activities	$(11,452)	$68,245	$(17,342)
Investing activities	(96,076)	(19,529)	(44,007)
Financing activities	99,082	15,716	(10,659)

Net increase/(decrease) in cash and cash equivalents	$(8,446)	$64,432	$(72,007)

Operating Activities

Cash used in operating activities for the twelve months ended December 31, 2012 was $11.5 million, compared to cash provided of $68.2 million for the comparable period in 2011, a decrease of $79.7 million or 117%. This decrease was primarily due to an increase in restricted cash of $48.5 million in 2012 compared to a decrease of $34.6 million in 2011, as well as an increase in unrealized appreciation of securities of $9.5 million in 2012 compared to 2011.

Cash provided by operating activities for 2011 was $68.2 million, compared to a use of $17.3 million for 2010, an increase of $85.6 million or 494%. This increase was primarily due to a $15.3 million gain on sale of real estate from Care, a decrease of $81.2 million in unrealized depreciation on loans, the $57.5 million purchase of Care and Philadelphia Financial in 2010, a $34.6 million increase in restricted cash and a $11.7 million decrease in accretion and depreciation expense.

Investing activities

Cash used in investing activities for the twelve months ended December 31, 2012 was $96.1 million, compared to $19.5 million for the comparable period in 2011, a decrease of $76.6 million or 393%. The decrease in use of cash was primarily attributable to The Hartford acquisition in July, 2012 for $117.5 million, as well as purchases of trading securities of $451.0 million offset by the Greenfield properties acquisition in 2011 for $20.8 million.

Cash used in investing activities for 2011 was $19.5 million, compared to $44.0 million for 2010, a decrease of $24.5 million or 55.7%. The decrease relates primarily to the acquisitions of Care and Philadelphia Financial in 2010. These two acquisitions accounted for $92.7 million of cash used in 2010.

Financing activities

Cash provided by financing activities for the twelve months ended December 31, 2012 was $99.1 million, compared to $15.7 million for the comparable period in 2011, an increase of $83.4 million or 531%. This increase was primarily attributable to the $100 million issuance of notes payable related to the acquisition of The Hartford portfolio and $25 million from the issuance of additional common units at Philadelphia Financial, also in connection with the acquisition of administrative services rights from The Hartford, and a decrease in cash distributions of $11.0 million. These increases in cash provided by financing activities were partially offset by principal payments under mortgage notes payable of $16.4 million in 2012 and the proceeds for issuance of convertible preferred stock of $22.1 million in 2011.

Cash provided by financing activities for 2011 was $15.7 million, compared to cash used of $10.7 million for 2010, an increase of $26.4 million. This increase was primarily due to the issuance of convertible preferred units by Tiptree in 2011 with net proceeds of $2.1 million and net proceeds from a mortgage note at Care for the

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purchase of the Greenfield properties for $15.5 million. Capital distributions paid decreased $11.0 million. This decrease was due to the suspension of distributions to common unit holders since the issuance of the convertible preferred stock.

Contractual Obligations

The table below summarizes Tiptree’s contractual obligations as of December 31, 2012.

	2013	2014	2015	2016	2017	There- after	Total
Mortgage notes payable and related interest (1)	$7.4	$7.5	$81.3	$1.0	$1.0	$17.0	$115.2
Base service fee obligations (2)	0.5	—	—	—	—	—	0.5
Note payable (3)	5.4	7.7	10.0	10.0	10.4	54.4	97.9
Notes Payable CLOs (4)	—	—	—	—	—	777.9	777.9
Operating lease obligations (5)	1.6	1.6	1.6	1.4	1.1	2.1	9.4

Total	$14.9	$16.8	$92.9	$12.4	$12.5	$851.4	$1,000.7

(1)	Mortgage notes payable include mortgage notes entered into by Care in connection with its acquisition of several properties (see Note 12 “Borrowings under Mortgage Notes” to Tiptree’s audited financial statements for additional information).
(2)	Care subsidiary TREIT base service fee, subject to increase or decrease based on changes in stockholders’ equity.
(3)	Note payable relates to the Philadelphia Financial acquisition of the administrative services rights from The Hartford. See Note 13. “Notes Payable” to Tiptree’s audited financial statements and “— Insurance Segment Liquidity and Capital Resources” above, for additional information.
(4)	CLO notes payable principal is payable at stated maturity, 2021 for Telos I and 2022 for Telos II.
(5)	Minimum rental obligation for Care office lease.

Critical Accounting Policies and Estimates

The accompanying consolidated financial statements of Tiptree have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for interim financial information. The consolidated financial statements are presented in U.S. dollars, the main operating currency of Tiptree. The consolidated financial statements prepared under GAAP for all periods presented have been retroactively restated as if TAMCO was part of the consolidated group as of January 1, 2010. All Intercompany items have been eliminated for these periods.

Critical Accounting Policies:

Principles of Consolidation

The consolidated financial statements reflect the consolidated accounts of Tiptree and (i) its wholly-owned subsidiaries, (ii) subsidiaries in which it has a controlling interest, and (iii) certain other entities known as variable interest entities (VIEs) in which Tiptree, through its subsidiaries is deemed to be the primary beneficiary. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements. This consolidation, particularly with respect to the VIEs, significantly impacts these subsidiaries’ financial statements.

Variable Interest Entities

ASC Topic 810, Consolidations, requires the consolidation of a VIE into the financial statements of the entity that is considered the VIE’s primary beneficiary. ASC Topic 810 provides a framework for determining whether an entity should be considered a VIE and accordingly evaluated for consolidation. If an entity is a VIE, it would then need to be determined whether Tiptree’s relationship, direct or indirect through subsidiaries to the VIE (whether contractual, through direct investments in the entity, or otherwise) results in a variable interest. If

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Tiptree does have a variable interest in the entity, it would then need to be determined whether Tiptree is deemed to be the primary beneficiary. For VIEs, if Tiptree is deemed to (i) have the power to direct the activities of the VIE that most significantly impact the economic performance and (ii) either the obligation to absorb losses or the right to receive benefits that could be significant to the VIE, then Tiptree would be deemed to be the primary beneficiary of the VIE and would be required to consolidate the VIE. Generally, TAMCO’s contractual relationship as collateral manager of the CLO described herein satisfies criteria (i) of the prior sentence, and its ownership interests in and/or ability to earn certain incentive or other management fees in certain CLOs can typically satisfy criteria (ii).

Prior to the closing of the acquisition of TAMCO, it was established that TAMCO was the primary beneficiary of two CLOs that it manages. As such, the financials statements of these two CLOs are included in the consolidated financial statements of Tiptree. See Note 2 “Acquisition of Businesses” for additional details regarding this transaction.

The consolidation of the CLOs required the initial recognition of the assets and liabilities at fair value as of January 1, 2010. Since the assets are solely for the benefit of the beneficial interest holders (liability holders) and no residual value from their liquidation is available to TAMCO, the difference between the fair value of the assets of the CLOs and its liabilities upon consolidation have been reflected as appropriated retained earnings. Given the nature and activity of the CLOs, TAMCO has applied the investment company accounting guidance to the CLOs’ financial statements and as such recognizes changes in fair value of the assets of the CLOs and accreted the fair value adjustment to the liabilities of the CLOs (recorded upon consolidation) in the consolidated statement of operations. The results of operations of the CLOs are reflected as an adjustment to the appropriated retained earnings.

Use of Estimates:

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in Tiptree’s consolidated financial statements and accompanying notes. The estimates and assumptions most susceptible to change are the valuation of securities, derivative positions, and acquired assets and liabilities. Although these and other estimates and assumptions are based on the best available estimates, actual results could differ materially from management’s estimates.

Income Taxes

Tiptree qualifies as a partnership for U.S. federal income tax purposes. As a partnership, Tiptree will not pay federal income tax and will be treated as a pass through entity. Tiptree’s income is allocated to the individual partners for inclusion in their respective tax returns. Tiptree’s U.S. federal and state income tax returns, when filed, will be subject to examination by the Internal Revenue Service and state departments of revenue.

Deferred tax assets and liabilities are determined using the asset and liability method. Under this method, deferred tax assets and liabilities are established for future tax consequences of temporary differences between the financial statement carrying amounts of assets and liabilities and their tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in year in which those temporary differences are expected to reverse. A valuation allowance is established when necessary to reduce a deferred tax asset to the amount expected to be realized.

Tiptree evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tiptree’s tax benefit or tax expense is adjusted accordingly for tax positions not deemed to meet the more likely than not threshold.

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Fair Value Measurement

ASC Topic 820, Fair Value Measurements and Disclosures, defines fair value, describes the framework for measuring fair value, and addresses fair value measurement disclosures. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC Topic 820 establishes a three level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels, from highest to lowest, are defined as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities that Tiptree has the ability to access at the measurement date.

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Level 2 — Significant inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of financial assets and liabilities carried at level 2 are valued based on one or more of the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in nonactive markets;

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability;

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

•	Level 3 — Significant inputs that are unobservable inputs for the asset or liability, including Tiptree’s own data and assumptions that are used in pricing the asset or liability.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by Tiptree in determining fair value is greatest for instruments categorized within Level 3 of the fair value hierarchy. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Tiptree’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and the consideration of factors specific to the asset. From time to time, Tiptree’s assets and liabilities will transfer between one level to another level. It is Tiptree’s policy to recognize transfers between different levels at the end of each reporting period.

The following is a description of the valuation methodologies used for financial assets and liabilities measured at fair value, as well as the general classification of such assets and liabilities pursuant to the valuation hierarchy. Tiptree’s fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable financial instruments. Sources of inputs to the market approach include a third-party pricing service, independent broker quotations or pricing matrices. Management analyzes the third party valuation methodologies and its related inputs to perform assessments to determine the appropriate level within the fair value hierarchy. Further, management has a process in place to review all changes in fair value from measurement period to measurement period. Any discrepancies or unusual observations are followed through to resolution through the source of the pricing as well

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as utilizing comparisons, if applicable, to alternate pricing sources. Tiptree utilizes observable and unobservable inputs into its valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers and reference data. In addition, specific issuer information and other market data is used. For broker quotes, quotes are obtained from sources recognized to be market participants. Unobservable inputs may include: expected cash flow streams, default rates, supply and demand considerations and market volatility.

Trading Securities: Trading securities consist primarily of privately held equity securities, exchange-traded equity securities, U.S. Treasury securities (USTs), CLOs, collateralized debt obligations (CDOs), asset backed securities (ABSs), loans, and tax exempt securities. The fair value of privately held equity securities are either valued based on quotes obtained from dealers or internally developed valuation models. Because significant inputs used to determine the dealer quotes or model values are not observable, such as projected future earnings and price volatility, Tiptree has classified them within Level 3 of the fair value hierarchy. Exchange-traded equity securities are valued based on quoted prices from the exchange. These securities are actively traded and valuation adjustments are not applied. Accordingly, they are categorized in Level 1 of the fair value hierarchy. USTs are actively traded and valuation adjustments are not applied. They are categorized in Level 1 of the fair value hierarchy. Positions in securitized products such as CLOs, CDOs, ABSs, are based on quotes obtained from dealers. When these quotes are based directly or indirectly on observable inputs such as quoted prices for similar assets exchanged in an active or inactive market, Tiptree has classified them within Level 2 of the fair value hierarchy. If these quotes are based on valuation models using unobservable inputs such as expected future cash flows, default rates, supply and demand considerations, and market volatility, Tiptree has classified them within Level 3 of the fair value hierarchy.

The fair value of tax exempt securities is determined by obtaining quotations from independent pricing services. In most cases, quotes are obtained from two pricing services and the average of both quotes is used. The independent pricing services determine their quotes using observable inputs such as current interest rates, specific issuer information and other market data for such securities. Therefore, the estimate of fair value is subject to a high degree of variability based upon market conditions, the availability of issuer information and the assumptions made. The valuation inputs used to arrive at fair value for such debt obligations are generally classified within Level 2 or Level 3 of the fair value hierarchy.

Available for sale securities: Available for sale securities consist primarily of obligations of states and political subdivisions, USTs, certificates of deposit, ABSs, and corporate bonds. These securities will generally be classified within either Level 1 or Level 2 of the fair value hierarchy. The fair value of fixed maturity securities is based on quoted market prices obtained from an independent pricing service, where available. If listed prices or quotes are not available, fair value is based upon internally developed models that use primarily market-based or independently sourced market parameters, including interest rate yield curves, option volatilities, and currency rates.

Derivative Assets and Liabilities: Derivative assets and liabilities consist of credit default swaps (CDS), interest rate swaps (IRS), equity index options and operating partnership units. The fair value of derivative assets and liabilities is based upon valuation pricing models, which represent what the Partnership would expect to receive or pay at the balance sheet date if the contracts were cancelled. In general, the fair value of CDSs are based on dealer quotes. Because significant inputs used to determine the dealer quotes are not observable, such as price volatility, Tiptree has classified them as Level 3. The fair value of IRS is determined by obtaining broker or counterparty quotes. Because there were observable inputs used to arrive at these quotes, Tiptree has classified the IRS within Level 2 of the fair value hierarchy. The equity index option positions are based on quoted prices from the exchange. Equity index options that are actively traded are classified within Level 1 of the fair value hierarchy. Equity index options that are not actively traded are classified within Level 2 of the fair value hierarchy. The fair value of operating partnership units is based on an internally developed valuation model. In addition to some observable inputs, the model also relies on unobservable inputs based on management estimates such as release dates of escrow shares, expected performance of the underlying properties, expected quarterly dividends, and discount factors. As such, Tiptree has classified these positions within Level 3 of the fair value hierarchy.

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Separate Account Assets: Separate account assets are primarily invested in alternative investments (which include investments in limited partnerships, private equity funds, hedge funds, and fund of funds), mutual funds, fixed maturity securities, and equity securities. The alternative investments are valued at estimated fair value with the assistance of investment managers of the underlying alternative investments. Since the entities underlying these alternative investments are investment companies for accounting purposes, as a practical expedient, Tiptree utilizes the separate account’s proportionate interest in the fair value of the underlying net assets to determine the fair value of these investments. The fair value of the underlying net assets of each alternative investment is determined from financial information provided by the investment manager. These alternative investments are generally classified within Level 3 of the fair value hierarchy. Most hedge fund investments are classified as Level 3. However, some hedge fund investments with minimal liquidity restrictions such as no lockup period, redemption notification of 35 days or less, withdrawal frequency greater than annually, and withdrawal payouts within 30 days are classified within Level 2. Mutual funds, and equity securities are exchange-traded and are value based on quoted market prices from independent pricing services and are classified within Level 1 of the fair value hierarchy. U.S. Treasury securities are classified within Level 1 of the fair value hierarchy and all other fixed maturity securities are classified within Level 2.

Quantitative and Qualitative Disclosures about Market Risk

Market Risk

Market risk is the risk of the loss of fair value resulting from adverse changes in market rates and prices, such as interest rates, foreign currency exchange rates, and equity prices. Market risk is directly influenced by the volatility and liquidity in the markets in which the related underlying financial instruments are traded.

Tiptree’s principal investing operations have market risk exposure from changes in interest rates and foreign currency exchange rates. Tiptree has in the past used derivative financial instruments for purposes other than trading to mitigate the risk from such exposures.

Credit Risk

TAMCO and MCFA are exposed to the risk that some of the borrowers associated with the credit assets they may hold, may be unable to repay their loans according to their contractual terms. This inability to repay could potentially result in a reduction in their earnings. The investors in the Tiptree CLOs have no recourse to Tiptree’s general assets for the debt issued by the Tiptree CLOs. Therefore, this debt is not Tiptree’s obligation.

Tiptree is subject to certain inherent credit risks arising from its transactions involving counterparties to CDS and IRS positions. As of December 31, 2012, the CDS positions have a cumulative notional amount of $15.0 million and a fair value of $2.0 million. The counterparty for all of these positions is Bank of America, N.A. Morgan Stanley Capital Services, Inc. is also a counterparty to one IRS contract with a $20 million notional and fair value of approximately $(3.3) million. Tiptree’s policy is to monitor its market exposure and counterparty risk through the use of various credit exposure reporting and control procedures.

Care performs ongoing analysis of credit risk concentrations in its real estate and loan investment portfolios by evaluating exposure to various markets, underlying property types, investment structure, term, sponsors, tenant mix and other credit metrics.

Interest Rate Risk

Substantial and sustained increases or decreases in market interest rates can affect the profitability of the insurance products and fair value of investments. The majority of Philadelphia Financial’s insurance liabilities are backed by fixed maturity securities. Philadelphia Financial’s product profitability depends upon the spreads between interest yield on investments and rates credited on insurance liabilities.

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Equity Price Risk

Tiptree and its subsidiaries are exposed to equity risk as they use a portion of their excess cash to acquire marketable equity securities. These securities are classified as either available for sale or as trading. Tiptree and its subsidiaries follow board approved investment and trading policies which set certain restrictions on the amounts and types of securities which may be acquired.

Off-Balance Sheet Arrangements

Tiptree does not have any off-balance sheet obligations. Other than the consolidation of TELOS I and TELOS II, Tiptree does not maintain any other relationships with unconsolidated entities or financial partnerships, special purpose or VIEs, established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. As of December 31, 2012, Tiptree did not guarantee any obligations of unconsolidated entities, enter into any commitments or express intent to provide additional funding to any such entities.

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PROPOSAL 2: THE AMENDED AND RESTATED CHARTER

The following is a summary of the material changes that would be made to our Third Amended and Restated Charter by the Amended and Restated Charter. This summary may not contain all the information about the Amended and Restated Charter that is important to you. This summary is qualified in its entirety by the complete text of the Amended and Restated Charter, which is included as Appendix B to this proxy statement and is incorporated by reference herein. You are encouraged to read the Amended and Restated Charter in its entirety because it is the legal document that will govern the Combined Company’s operations following the Contribution Transactions.

General

In connection with the Contribution Transactions, we are proposing to adopt the Amended and Restated Charter. On February 13, 2013, the Board (with Messrs. Barnes and Kauffman abstaining) approved and declared advisable, and recommended that stockholders approve, the Amended and Restated Charter in the form attached to the First Amendment to the Contribution Agreement. If the stockholders approve the Amended and Restated Charter, we will file the Amended and Restated Charter with MSDAT prior to the closing of the Contribution Transactions, as required by the Contribution Agreement.

The changes that would be made to our charter by the Amended and Restated Charter are primarily intended to accomplish the following objectives in connection with the Contribution Transactions: (A) implement the dual-class common stock structure contemplated by the Contribution Agreement and Operating Agreement; (B) remove or revise, as applicable, certain provisions related to the Company’s qualification as a REIT given the expected loss of the Company’s REIT status; (C) to satisfy the requirements of applicable state insurance regulators, add provisions restricting any person that owns 9.8% or more of the Combined Company’s capital stock, other than Tiptree and its affiliates or another stockholder approved by applicable state insurance regulators, from voting in excess of 9.8% of the Combined Company’s voting securities; (D) authorize the classification of the Board into three classes with staggered terms; and (E) streamline certain corporate approvals for the period during which Tiptree will have voting control of the Combined Company. Each of these objectives is described in more detail below.

Implement a Dual-Class Common Stock Structure

The Amended and Restated Charter will provide for the renaming of the common stock as “Class A Common Stock” and the reclassification of 50,000,000 authorized and unissued shares of common stock as “Class B Common Stock.” These changes will enable the Combined Company to provide Tiptree with the consideration contemplated by the Contribution Agreement in exchange for the Tiptree Contribution. The newly reclassified Class B Common Stock will not have any right to receive dividends or distributions in the event of a liquidation or dissolution of the Combined Company or otherwise. The Class B Common Stock will have the number of votes equal to the product of (x) the total number of Common Units held of record by such holder multiplied by (y) the Redemption Rate (as defined in the Operating Agreement and which is initially 1 for 1) and the Class A Common Stock and Class B Common Stock will vote together as a single class on all matters on which they are entitled to vote (subject to limited exceptions).

Remove REIT-Related Restrictions

Following the consummation of the Contribution Transactions, we expect that the Combined Company will not qualify to be taxed as a REIT for U.S. federal income tax purposes effective January 1, 2013. As a result, the amendment and restatement of our charter will remove the existing limitations on the transfer and ownership of the Company’s stock, intended to ensure that the Company maintained its status as a REIT. In addition, the Amended and Restated Charter revises other provisions of our charter that reflect our current status as a REIT.

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Insurance Restrictions Provision

Following the consummation of the Contribution Transactions, Philadelphia Financial will become a subsidiary of the Company and, as a result, the Combined Company will become subject to applicable state insurance laws and regulations. To satisfy the requirements of applicable state insurance regulators, the Amended and Restated Charter will include provisions restricting any person that, together with its affiliates, has beneficial ownership of 9.8% or more of the Combined Company’s voting securities from voting in excess of 9.8% of the Combined Company’s voting securities. The Amended and Restated Charter will specifically exempt from such provision any capital stock beneficially owned by Tiptree and its affiliates, or any other stockholder who acquires beneficial ownership of 9.8% or more of our capital stock, that has been approved by the Pennsylvania Insurance Commissioner, the Superintendent of the New York Department of Financial Services and any other applicable state insurance commissioner.

Establish a Classified Board

The Amended and Restated Charter will provide that, beginning with election of directors at the Company’s 2013 annual meeting of stockholders, the Board will be classified, with respect to the terms for which directors severally hold office, into three classes. One class will hold office initially for a term expiring at the Company’s 2014 annual meeting of stockholders, a second class will hold office initially for a term expiring at the Company’s 2015 annual meeting of stockholders and a third class will hold office initially for a term expiring at the Company’s 2016 annual meeting of stockholders. The directors elected at each annual meeting of the Company thereafter will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Streamline Corporate Approvals

Following the consummation of the Contribution Transactions, Tiptree will continue to own a majority of the Combined Company’s voting power. The Amended and Restated Charter will provide a more streamlined process in connection with Tiptree’s ability to take or approve corporate actions for so long as Tiptree and its affiliates own a majority of the Combined Company’s outstanding voting power. Until the date on which Tiptree, its affiliates and any person who is an express assignee or designee of Tiptree cease to own, in the aggregate, more than 50% of the then-outstanding voting stock of the Combined Company, Tiptree may take any action required or permitted to be taken at any annual or special meeting of stockholders without prior notice, and without a vote, if a consent or consents in writing setting forth the action so taken are signed by holders of the minimum number of votes necessary to authorize or take such action at a meeting at which all outstanding shares of stock entitled to vote on the action were present and voted. In addition, the Amended and Restated Charter will provide that until that the date on which Tiptree, its affiliates and any person who is an express assignee or designee of Tiptree cease to own, in the aggregate, more than 50% of the then-outstanding voting stock of the Combined Company, Tiptree will not be subject to the provisions of our bylaws regarding the advance notification of stockholder proposals. However, the Amended and Restated Charter also provides that, following the first date on which Tiptree and its affiliates no longer own a majority of the Combined Company’s outstanding voting power, stockholders will be permitted to take action without a meeting only by unanimous written consent and Tiptree will be subject to the same advance notification bylaw provisions as other stockholders.

Summary of Material Changes

The following are the material changes that would be made to our charter by the Amended and Restated Charter:

•	Revise Article 2 to change the name of the Company from “Care Investment Trust Inc.” to “Tiptree Financial Inc.”

•	Revise Article 3 to remove references to engaging in business as a REIT.

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Revise Section 5.1 to, among other things, (1) provide that, beginning with the Company’s 2013 annual meeting of stockholders, the Board will be classified into three classes with staggered terms, (2) provide that the exact number of directors will be determined from time to time by resolution adopted by the affirmative vote of a majority of the Board, subject to a maximum of 15 directors (currently, the number of directors may be altered pursuant to an amendment to our bylaws and is not subject to a maximum number) and (3) permit vacancies to be filled by a sole remaining director.

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Add Section 5.3, providing that, prior to the date on which Tiptree and its affiliates cease to own more than 50% of the outstanding voting power of the Combined Company, (1) action may be taken by stockholders without a meeting, without prior notice and without a vote if consents in writing are signed by stockholders having not less than the minimum number of votes necessary to authorize or take such action at a special or annual meeting at which all shares of stock of the Combined Company entitles to vote thereon were present and voted; and (2) Tiptree will be exempt from the advance notice requirements in our bylaws. Following such date, stockholders will be prohibited from acting by written consent (subject to limited exceptions) and Tiptree will become subject to our advance notice bylaw provisions.

•	Add a provision to Section 5.3 permitting only the Board, the chairman of the Board, the chief executive officer and the president of the Combined Company to call a special meeting of stockholders.

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Remove Article 7, which relates to restrictions on the transfer and ownership of the Company’s stock, and other provisions of our charter that will no longer be relevant once the Company is not a REIT, including Section 5.7 (which relates to REIT qualification), Section 5.9 (which limits the filling of vacancies pursuant to a provision of the MGCL available only to REITs) and Section 5.11 (which relates to taxes allocable to Company stockholders who are “disqualified organizations”).

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Add new Section 6.3(B), providing that any person, together with its affiliates, who acquires beneficial ownership of 9.8% or more of our capital stock will be limited to voting only those shares represented by one vote less than 9.8% of the votes entitled to be cast by all holders of outstanding shares of capital stock; provided that Tiptree and its affiliates, or any other stockholder who acquires beneficial ownership of 9.8% or more of our capital stock, that has been approved by the Pennsylvania Insurance Commissioner, the Superintendent of the New York Department of Financial Services and any other applicable state insurance commissioner, will be exempt from this provision.

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Remove existing Section 5.8 (and related provisions), which relates to the removal of directors. According to Section 5.1 of the Amended and Restated Charter, the removal of directors shall be conducted in accordance with our bylaws.

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Add new Section 5.7, providing that (1) the Combined Company renounces any interest in or expectation of any offer to participate in the business opportunities of Tiptree and its partners and other related persons; and (2) Tiptree and its partners (or any of their respective officers, directors, agents, employees, stockholders, members, partners, affiliates and subsidiaries), and any member of the Board who is not an employee of the Combined Company, will have no duty to (A) disclose to the Combined Company or its subsidiaries any information related to its business or opportunities; (B) disclose to the Combined Company or the Board confidential information regarding corporate opportunities or other potential investment (regardless of materiality or relevance); (C) communicate or offer any business opportunities to the Combined Company; or (D) refrain from, or be restricted in, competing against the Combined Company or any of its subsidiaries in any business or as to any corporate opportunity or other potential investment.

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Add Section 5.8, providing for the ability of any director or officer of the Combined Company, regardless of holding such office, to deal or contract with the Combined Company as a vendor, purchaser, employee, agent or otherwise.

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Revise Article 6 to (1) rename the common stock as “Class A Common Stock”, with no change to the economic or voting rights of such stock; (2) reclassify 50,000,000 authorized and unissued shares of common stock as Class B Common Stock that will have voting rights but no economic rights in the

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Combined Company, including no right to receive dividends or distributions upon liquidation or dissolution of the Combined Company or otherwise; (3) specify certain powers and preferences of Preferred Stock that may be fixed by the Board; (4) provide that the Class A Common Stock will have one vote for each share owned while the Class B Common Stock will have the number of votes equal to the product of (A) the total number of Common Units held of record by such holder multiplied by (B) the Redemption Rate (as defined in the Operating Agreement and which is initially 1 for 1), subject to certain limited exceptions; (5) provide that holders of the Class A Common Stock and the Class B Common Stock will vote together as a single class, subject to certain exceptions; and (6) provide for the cancellation of shares of Class B Common Stock in connection with redemption of Common Units for Class A Common Stock pursuant to the Operating Agreement.

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Revise Section 7.1 of the Amended and Restated Charter to remove the requirement that amendments to former Section 5.8 and former Article 8 require the affirmative vote of two-thirds of all votes entitled to be cast.

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Revise Section 7.2 to expressly authorize the Board to make, alter, change, add to or repeal our bylaws without the assent or vote of the Combined Company’s stockholders in any manner not inconsistent with the MGCL or the Amended and Restated Charter.

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Add Section 9.2 to the Amended and Restated Charter requiring that, unless otherwise consented to in writing by the Combined Company, federal or state courts in Maryland shall be the sole and exclusive forum for certain actions involving the Combined Company, subject to such courts having personal jurisdiction over the parties named as defendants in such actions.

Effectiveness of the Amended and Restated Charter

If approved by the stockholders, the Amended and Restated Charter will become effective when filed with, and accepted by record for, the MSDAT.

No Appraisal Rights

Under applicable Maryland law and the Company’s existing charter, the Company’s stockholders do not have appraisal or dissenters’ rights with respect to the adoption of the Amended and Restated Charter.

Relationship to Other Proposals

Proposal 2 is conditioned upon the approval of Proposal 1 (approval of the Company Contribution). If our stockholders do not approve the Company Contribution or if the Contribution Agreement is terminated prior to the date of the special meeting, we would consider Proposal 2 to be moot and votes for this proposal would not be counted.

Vote Required and Board Recommendation

For the approval of the Amended and Restated Charter, you may vote in favor of the proposal, against the proposal or abstain from voting. If a quorum is present, approval of this Proposal 2 requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. Because this proposal requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, if you fail to vote or abstain from voting, or fail to instruct your broker, bank or other nominee to vote if your shares are held in street name, it will have the same effect as a vote against the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

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PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING

We are asking our stockholders to vote on a proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve Proposal 1 (approval of the Company Contribution) or Proposal 2 (approval of the Amended and Restated Charter). Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the special meeting will have the power to adjourn the special meeting to a date not more than 120 days after the original record date without notice other than announcement at such special meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3 IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE PROPOSAL 1 OR PROPOSAL 2.

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MARKET PRICE AND DIVIDEND DATA

Market Information

Our common stock was delisted from the NYSE in January 2011 as a result of the Company’s self-tender offer in August 2010, which caused the Company to have fewer than 600,000 shares of common stock publicly held.

Our common stock is currently quoted on the OTCQX market under the ticker symbol “CVTR”.

As of April 25, 2013, there were 11 stockholders of record and approximately 400 beneficial owners.

Market Price and Dividend Data

The following table sets forth the high and low closing sales prices per share of our common stock and the distributions declared and paid per share on our common stock for the periods indicated. The over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions. Historical market price data for Tiptree has not been presented as there is no established trading market in the Tiptree limited partnership units.

2011	High Price	Low Price	Dividends Declared per Share	Dividends Paid per Share
First Quarter	$5.50	$4.75	$—	$—
Second Quarter	$7.25	$5.15	$0.135	$0.135
Third Quarter	$7.10	$6.66	$0.135	$0.135
Fourth Quarter	$6.75	$4.15	$0.135	$0.135

2012
First Quarter	$7.10	$6.09	$0.135	$0.135
Second Quarter	$7.25	$6.60	$0.135	$0.135
Third Quarter	$7.49	$5.38	$0.135	$0.135
Fourth Quarter	$7.50	$6.60	$0.135	$0.135

2013
First Quarter	$7.60	$5.80	$0.02	*

*	On May 9, 2013, the Company declared a 2013 first quarter cash dividend of $0.02 per share of common stock that will be paid on June 6, 2013 to stockholders of record as of May 23, 2013.

We did not declare quarterly distributions during the first quarter of 2011. As a REIT, the Company is required to distribute at least 90% of its taxable income (subject to certain adjustments) to its stockholders each year in order to maintain its status as a REIT. As a result of Contribution Transactions, we expect that the Combined Company will not qualify to be taxed as a REIT for U.S. federal income tax purposes, effective January 1, 2013, due to the nature of the assets and the businesses currently conducted by Tiptree. If the Combined Company is not taxed as a REIT, the Combined Company will not be subject to the 90% distribution requirement and the Board may then determine to distribute less of its taxable income than it would if the Combined Company were taxed as a REIT.

In fiscal year 2012 and 2011, Tiptree made aggregate cash distributions to the holders of its preferred units of approximately $2.57 million and $1.14 million, respectively. Tiptree did not make any distributions with respect to common units in fiscal year 2012 or 2011. In fiscal year 2010, Tiptree made cash distributions totaling $1.30 per common limited partnership unit.

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Following the closing of the Contribution Transactions, all distributions to holders of Class A Common Stock, if any, will be made at the sole discretion of the Board and will depend on a number of factors affecting us, including:

•	our financial condition;

•	general business conditions;

•	actual results of operations;

•	the timing of the deployment of capital and leverage;

•	debt service requirements of us and our subsidiaries;

•	cash distributions from our subsidiaries;

•	our operating expenses;

•	our taxable income;

•	our capital expenditure requirements;

•	our liquidity requirements;

•	distribution restrictions contained in our current or future financing facilities;

•	restrictions under Maryland law; and

•	any contractual, legal and regulatory restrictions on the payment of distributions by us to holders of our shares or by our subsidiaries to us.

Following the closing of the Contribution Transactions, the Combined Company will be a holding company with no operations and will be dependent upon the ability of its subsidiaries to generate and distribute revenue to the Combined Company. The Combined Company expects to cause its subsidiaries to pay distributions to it in order to fund any such distributions, subject to applicable law and the other considerations discussed above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock, as of the record date, for: (1) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock; (2) each of our directors; (3) each of our named executive officers (including Mr. Sherwyn who resigned effective June 23, 2012); and (4) our directors and executive officers as a group.

In accordance with SEC rules, each listed person’s beneficial ownership includes:

•	all shares the investor actually owns beneficially or of record;

•	all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

•	all shares the investor has the right to acquire within 60 days (such as upon exercise of options that are currently vested or which are scheduled to vest within 60 days).

Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. Unless otherwise indicated, the business address for each beneficial owner listed below is c/o Care Investment Trust Inc., 780 Third Avenue, 21st Floor, New York, New York 10017.

Name	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Total (1)
Greater than 5% Stockholders
Tiptree Financial Partners, L.P. (2)(3)	9,930,075	91.1%

Directors
Michael G. Barnes (2)(3)	10,002,364	91.8%
Geoffrey N. Kauffman	0	*
William A. Houlihan	6,090	*
Jonathan Ilany	6,229	*
Salvatore (Torey) V. Riso, Jr. (4)	51,016	*
J. Rainer Twiford	7,562	*
Jean-Michel (Mitch) Wasterlain	4,559	*

Executive Officers
Steven M. Sherwyn (5)	0	*
All Directors and Executive Officers as a Group (8 Persons) (6)	10,077,820	92.5%

*	The percentage of shares beneficially owned does not exceed one percent of the total shares of our common stock outstanding.
(1)	As of April 25, 2013, 10,243,880 shares of common stock were issued and outstanding and entitled to vote. The percent of total for all of the persons listed in the table above is based on 10,896,380 shares, which consists of 10,243,880 shares of our outstanding common stock plus 652,500 shares issuable pursuant to a warrant held by Tiptree.
(2)

As disclosed in the Schedule 13D filed on August 23, 2010 as amended by Amendment No. 1 filed July 10, 2012 and Amendment No. 2 filed January 3, 2013, Tiptree is deemed, pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, to hold shared voting and dispositive power over 9,930,075 shares of our common stock. Mr. Barnes, as chairman and a significant limited partner of Tiptree, has shared power to dispose of and vote the 9,930,075 shares beneficially owned by Tiptree. Mr. Barnes is deemed to indirectly own 72,289 shares of our common stock issued as partial payment of the incentive fee due under the Services Agreement between the Company and TREIT held by Tricadia. Tricadia Holdings GP, LLC (“Tricadia Holdings GP”), as general partner of Tricadia, is deemed to have shared voting and dispositive power over the shares held by Tricadia. Likewise, Mr. Barnes, as managing partner of Tiptree

106

Holding, is deemed to have shared voting and dispositive power over the shares held by Tricadia. Mr. Barnes has disclaimed beneficial ownership of these securities except to the extent of his pecuniary interest.
(3)	In consideration of the amendment to the Management Agreement between the Company and CIT Healthcare, we granted our former Manager a warrant (the “2008 Warrant”) to purchase 435,000 shares of the Company’s common stock at $17.00 per share under the Company’s 2007 Manager Equity Plan (the “Manager Equity Plan”). The 2008 Warrant, which is immediately exercisable, expires on September 30, 2018. Tiptree acquired the 2008 Warrant from CIT Healthcare for $100,000, and the terms of the 2008 Warrant were subsequently adjusted to provide for the purchase of 652,500 shares of the Company’s common stock at $11.33 per share as a result of the three-for-two stock split announced by the Company in September 2010. The Warrant provides the right for Mr. Barnes, who is deemed to have shared voting and dispositive power over the shares of common stock underlying the Warrant held by Tiptree, to acquire 652,500 shares of the Company’s common stock within 60 days of the record date.
(4)	Excludes 28,207 restricted stock units issued to Mr. Riso in January 2012 and 13,333 restricted stock units issued to Mr. Riso in December 2012, which vest annually over a three-year period in equal installments on each of the issue date anniversaries upon continuous employment from the issue date until each of the respective issue date anniversaries. In connection with the vesting of one-third of the 42,308 restricted stock units on January 3, 2013, 5,190 shares of common stock were withheld by the Company in January 2013 to satisfy tax obligations of Mr. Riso. Mr. Riso is also an executive officer (President and Chief Executive Officer) of Care.
(5)	Mr. Sherwyn resigned as Chief Financial Officer and Treasurer in June 2012. Upon his departure, he forfeited 30,769 restricted stock units and the Company repurchased 10,000 shares from Mr. Sherwyn.
(6)	None of the shares beneficially owned by our directors or executive officers have been pledged as security for an obligation.

107

STOCKHOLDER PROPOSALS

Proposals for Inclusion in the Proxy Statement. Under the rules of the SEC, if a stockholder wants to include a proposal for consideration in our proxy statement and proxy card at our 2013 annual meeting of stockholders, the proposal must have been received in writing at Care Investment Trust Inc., 780 Third Avenue, 21st Floor, New York, NY 10017, Attn: Secretary, no later than 5:00 p.m., Eastern Time, on December 28, 2012. Such proposals must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”) and our Third Amended and Restated Bylaws (the “Bylaws”).

If our 2013 annual meeting date is changed by more than thirty days from the one year anniversary of our 2012 annual meeting date, the deadline for proposals to be delivered to us for inclusion in the proxy statement will be a reasonable time before we begin to print and send the proxy materials, which date will be announced as soon as practicable after our 2013 annual meeting date has been set.

Proposals to be Offered at an Annual Meeting. Under Article II, Section 10 of our Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting if such matter is not intended to be considered for inclusion in the proxy statement, pursuant to Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an annual meeting of stockholders must be submitted in writing by certified mail to the Secretary of the Company at Care Investment Trust Inc., 780 Third Avenue, 21st Floor, New York, NY 10017, Attn: Secretary. The notice of your intention to introduce a nomination or proposed item of business at our 2013 Annual Meeting must have been received no earlier than November 28, 2012 and no later than 5:00 p.m., Eastern Time, on December 28, 2012. In addition, nominations for a non-incumbent director must be accompanied by information concerning the proposed nominee, including such information as is required by Article II, Section 10 of our Third Amended and Restated Bylaws and the SEC’s proxy rules.

If our 2013 annual meeting date is changed by more than thirty days from the one year anniversary of our 2012 annual meeting date, the deadline for proposals to be offered at our 2013 annual meeting will be the date set forth in the advance notice provision of the Bylaws, which states that in the event that the date of the annual meeting is advanced or delayed by more than thirty dates from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be delivered not earlier than the one hundred fiftieth day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the one hundred twentieth day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In the event that our 2013 annual meeting date is so changed, we will announce the deadline for proposals to be offered at our 2013 annual meeting as soon as practicable after the 2013 annual meeting date has been set.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in

108

householding, you were deemed to have consented to the process. Stockholders may revoke their consent at any time in writing to Care Investment Trust Inc., 780 Third Avenue, 21st Floor, New York, NY 10017, Attn: Chief Executive Officer or by calling our corporate number at (212) 446-1410.

Upon request, we will promptly deliver a separate copy of this proxy statement and any other proxy materials, to any stockholder at a shared address to which a single copy of any of those documents was delivered. Stockholders may request a separate copy of this proxy statement or any other proxy materials by writing to Care Investment Trust Inc., 780 Third Avenue, 21st Floor, New York, NY 10017, Attn: Secretary or by calling our corporate number at (212) 446-1410. In addition, if you are receiving multiple copies of this proxy statement or other proxy materials, you can request householding by contacting our Secretary in the same manner.

OTHER MATTERS

The Board does not know of any matters other than those described in this proxy statement that will be presented for action before or at the special meeting. If, however, such a matter is properly presented before or at the special meeting, or any adjournments or postponements of the special meeting, the persons appointed as proxies will have authority to vote the shares represented by duly executed proxies in accordance with their discretion.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational filing requirements of the Exchange Act and, in accordance therewith, we file with the SEC annual, quarterly and current reports, proxy statements and other information relating to our business, financial condition and other matters. These reports, proxy statements and other information may be inspected at the SEC’s office at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Our SEC filings, including this proxy statement, are also available to you on the SEC’s website (http://www.sec.gov), which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

INCORPORATION BY REFERENCE AND ATTACHMENTS

The SEC allows the Company to “incorporate by reference” into this proxy statement documents attached hereto, meaning that the Company is disclosing important information to you by referring you to another document attached hereto. The information that the Company incorporates by reference is considered to be a part of this proxy statement, and later information that the Company files with the SEC will update and supersede that information. This proxy statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2012, which has been previously filed with the SEC and a copy of which is attached as Appendix F to this proxy statement.

Our SEC filings also are available on our Internet website at http://www.carereit.com. The information on our website is not, and you must not consider the information to be, a part of this proxy statement.

109

Independent Auditors’ Report

The Board of Directors

Tiptree Financial Partners, L.P.:

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of Tiptree Financial Partners, L.P. and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, changes in capital and cash flows for each of the years in the three-year period then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Tiptree Financial Partners, L.P. and subsidiaries as of December 31, 2012 and 2011, and the results of their operations, their comprehensive income, their changes in capital and their cash flows for the periods described above in accordance with U.S. generally accepted accounting principles.

May 13, 2013

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Consolidated Balance Sheets

	December 31,
	2012	2011
Assets
Cash and cash equivalents — unrestricted	$88,562,664	$97,008,783
Cash and cash equivalents — restricted	95,853,356	47,391,750
Due from separate accounts	2,128,015	4,861,516
Investments in trading securities, at fair value	78,951,520	86,333,753
Investments in available for sale securities, at fair value (amortized cost: $15,692,744 and $20,012,016 in 2012 and 2011, respectively)	16,302,990	20,720,841
Investments in loans, at fair value	762,165,896	729,817,478
Loans owned, at amortized cost — pledged, net of allowance	5,467,233	5,766,224
Investments in partially-owned entities	8,388,174	6,951,473
Derivative financial instruments, at fair value	834,381	1,959,276
Due from brokers, dealers, and trustees	17,572,492	4,165,661
Real estate	118,826,501	122,302,296
Reinsurance receivables	8,802,073	8,720,715
Management fee receivables	248,592	262,622
Policy loans	99,123,263	90,365,230
Insurance policies and contracts acquired	41,378,889	42,793,074
Deferred policy acquisition costs	3,878,049	3,433,960
Separate account assets	4,035,052,554	3,542,767,928
Deferred tax assets	5,342,493	3,242,735
Accrued interest and dividends receivable	8,302,389	1,969,219
Intangible assets	125,225,450	9,457,316
Goodwill	395,904	—
Other assets	10,999,019	11,511,549

Total assets	$5,533,801,897	$4,841,803,399

Liabilities and Capital
Liabilities:
Derivative financial instruments, at fair value	$3,172,338	$2,799,429
U.S. Treasuries, short position	20,175,109	—
Mortgage notes payable	95,231,598	96,078,930
Notes payable	672,167,486	557,195,750
Policy liabilities	108,868,291	103,578,497
Separate account liabilities	4,035,052,554	3,542,767,928
Due to brokers, dealers and trustees	43,396,091	2,243,087
Accrued interest payable	5,277,972	6,824,752
Other liabilities and accrued expenses	14,872,733	8,905,813

Total liabilities	4,998,214,172	4,320,394,186

Capital:
Partners capital:
General partner	—	—
Limited partnership units	211,769,545	156,969,005
Convertible preferred units	37,207,776	33,482,436
Warrants	3,540,000	—
Accumulated other comprehensive income	4,838,371	1,932,707
Retained earnings	169,950,116	217,484,365
Appropriated retained earnings of consolidated CLO vehicles	102,635,393	98,594,587
Incentive allocation	(11,475,226)	(11,824,584)

Total partnership capital	518,465,975	496,638,516
Noncontrolling interest	17,121,750	24,770,697

Total capital	535,587,725	521,409,213

Total liabilities and capital	$5,533,801,897	$4,841,803,399

See accompanying notes to consolidated financial statements.

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Consolidated Statements of Operations

	Years ended December 31,
	2012	2011	2010
Net realized gains (losses) and change in unrealized appreciation (depreciation) on investments:
Net realized gains — trading securities	$840,544	$1,825,088	$729,026
Net realized gains — available for sale securities	536,111	14,210	72,817
Net realized gains/(losses) — loans	3,157,993	1,476,074	(2,618,588)
Net realized gains/(losses) — derivatives	—	1,003,353	(76,686)
Gain on sale of partially-owned entities	—	15,326,647	—
Income/(loss) from investments in partially-owned entities, net	2,308,157	3,493,026	(1,540,403)
Other than temporary impairment — partially-owned entities	—	(77,097)	(80,808)
Bargain purchase of subsidiaries	—	—	57,509,758
Change in unrealized appreciation — trading securities	10,550,164	10,667,120	7,796,837
Change in unrealized appreciation/(depreciation) — loans	9,638,222	(4,999,602)	76,249,800
Change in unrealized depreciation — derivatives	(1,497,803)	(4,924,243)	(3,485,858)
Change in unrealized appreciation — foreign exchange	77,241	—	—

Net realized and unrealized gains	25,610,629	23,804,576	134,555,895

Investment income:
Margin and bank interest income	4,969	3,808	28,971
Loan and security interest income	66,881,537	70,415,966	73,300,695
Fees on separate account	42,870,091	18,930,494	9,502,865
Rental revenue	13,769,069	13,711,503	5,123,403
Commission income	60	5,772	5,434,648
Management Fee income	1,107,983	1,807,562	1,116,456
Other income	3,453,005	1,344,551	2,798,385

Total investment income	128,086,714	106,219,656	97,305,423

Total net realized and unrealized gains and investment income	153,697,343	130,024,232	231,861,318

Expenses:
Interest expense	50,040,145	41,639,603	32,001,353
Management fees, net of fee waivers	—	—	294,597
Non cash compensation expense	30,734	666,373	1,561,053
Payroll expense	21,406,677	13,456,877	9,717,876
Professional fees	13,385,212	10,154,668	9,888,604
Change in future policy benefits	4,040,101	4,318,148	1,961,565
Mortality expenses	9,924,086	9,039,199	4,125,531
Commission expense	1,960,314	2,046,386	7,260,908
Depreciation and amortization expenses	4,306,816	3,852,312	1,509,139
Other expenses	8,950,829	6,521,345	3,685,567

Total expenses	114,044,914	91,694,911	72,006,193

Net income	39,652,429	38,329,321	159,855,125
Less net income attributable to the noncontrolling interest	(411,145)	(2,018,335)	(2,968,058)
Less net income attributable to the VIE subordinate noteholders	(4,040,806)	4,273,695	(41,365,740)

Net income attributable to the Partnership	$35,200,478	$40,584,681	$115,521,327

Net income per common LP unit:
Basic	$2.47	$3.40	$11.87
Diluted	2.42	3.34	11.71
Weighted average number of common LP units:
Basic	11,726,624	10,257,830	9,732,737
Diluted	11,995,892	10,442,099	9,863,150

See accompanying notes to consolidated financial statements.

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income

	2012
	Direct Pre-Tax	Tax Liability	Net After-Tax
Net Income:	$35,200,478	$—	$35,200,478
Other comprehensive income (loss):
Net unrealized holding gains (losses) on securities available for sale	(635,666)	224,000	(411,666)
Less: reclassification adjustment for net gains realized in net income	536,111	(187,639)	348,472
Unrealized net change in percent ownership of subsidiary realized in net income	2,968,858	—	2,968,858

Other comprehensive income (loss)	2,869,303	36,361	2,905,664

Total comprehensive income	$38,069,781	$36,361	$38,106,142

	2011
	Direct Pre-Tax	Tax Liability	Net After-Tax
Net Income:	$40,584,681	$—	$40,584,681
Other comprehensive income (loss):
Net unrealized holding gains (losses) on securities available for sale	637,666	(250,242)	387,424
Less: reclassification adjustment for net gains realized in net income	14,210	(9,410)	4,800
Unrealized net change in percent ownership of subsidiary realized in net income	4,378,749	—	4,378,749

Other comprehensive income (loss)	5,030,625	(259,652)	4,770,973

Total comprehensive income	$45,615,306	$(259,652)	$45,355,654

	2010
	Direct Pre-Tax	Tax Liability	Net After-Tax
Net Income:	$115,521,327	$—	$115,521,327
Other comprehensive income (loss):
Net unrealized holding gains (losses) on securities available for sale	(100,548)	35,192	(65,356)
Less: reclassification adjustment for net gains realized in net income	72,817	(25,486)	47,331
Unrealized net change in percent ownership of subsidiary realized in net income	(5,529,728)	—	(5,529,728)

Other comprehensive income (loss)	(5,557,459)	9,706	(5,547,753)

Total comprehensive income	$109,963,868	$9,706	$109,973,574

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Consolidated Statements of Changes in Capital

Years ended December 31, 2012, 2011, and 2010

	General partner	Limited partnership units	Convertible preferred units	Warrants	Accumulated other comprehensive income	Appropriated retained earnings of consolidated CLO vehicles	Retained earnings (deficit)	Incentive allocation	Noncontrolling interest	Total
Balance at December 31, 2009	$—	$133,071,261	$—	$—	$2,709,487	$—	$24,860,089	$—	$27,602,814	$188,243,651
Reclass of prior period incentive allocations	—	—	—	—	—	—	11,824,584	(11,824,584)	—	—
Appropriated retained earnings on initial consolidation of VIEs	—	—	—	—	—	61,502,542	61,828,419	—	—	123,330,961
Capital contributions	—	2,457,385	—	—	—	—	—	—	—	2,457,385
Capital distributions		—	—	—	—	—	(12,630,433)	—	(881,908)	(13,512,341)
Net unrealized depreciation on available for sale securities (net of tax $35,192)	—	—	—	—	(18,025)	—	—	—	—	(18,025)
Amortization of restricted units and options	—	—	—	—		—	(374,225)	—	15,672	(358,553)
Purchase of majority ownership of subsidiary	—	—	—	—	—	—	—	—	6,859,697	6,859,697
Net changes in percentage ownership of subsidiary					(5,529,728)	—	—	—	12,536,423	7,006,695
Distribution to Tricadia Capital	—	—	—	—	—	—	(6,819,028)	—	—	(6,819,028)
Vesting of restricted stock units	—	1,919,607	—	—	—	—	—	—	—	1,919,607
Net income	—	—	—	—	—	41,365,740	115,521,327	—	2,968,058	159,855,125

Balance at December 31, 2010	$—	$137,448,253	$—	$—	$(2,838,266)	$102,868,282	$194,210,733	$(11,824,584)	$49,100,756	$468,965,174
Sale of notes of consolidated VIEs	—	—	—	—	—	—	4,235,796	—	—	4,235,796
Capital contributions	—	18,933,826	30,487,312	—	—	—	—	—	—	49,421,138
Capital distributions	—	—	—	—	—	—	(8,047,933)	—	(671,907)	(8,719,840)
Distributions to Tricadia Capital	—	—	—	—	—	—	(10,560,255)	—	—	(10,560,255)
Net unrealized depreciation on available for sale securities (net of tax ($250,242))	—	—	—	—	392,224	—	—	—	89,989	482,213
Amortization of restricted units and options	—	—	—	—	—	—	56,467	—	22,979	79,446
Net changes in percentage ownership of subsidiary	—	—	—	—	4,378,749	—	—	—	(25,789,455)	(21,410,706)
Vesting of restricted stock units	—	586,926	—	—	—	—	—	—	—	586,926
Accretion of convertible preferred	—	—	2,407,879	—	—	—	(2,407,879)	—	—	—
Accrual of convertible preferred distributions	—	—	587,245	—	—	—	(587,245)	—	—	—
Net income	—	—	—	—	—	(4,273,695)	40,584,681	—	2,018,335	38,329,321

Balance at December 31, 2011	$—	$156,969,005	$33,482,436	$—	$1,932,707	$98,594,587	$217,484,365	$(11,824,584)	$24,770,697	$521,409,213

F-6	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Consolidated Statements of Changes in Capital

Years ended December 31, 2012, 2011, and 2010

	General partner	Limited partnership units	Convertible preferred units	Warrants	Accumulated other comprehensive income	Appropriated retained earnings of consolidated CLO vehicles	Retained earnings (deficit)	Incentive allocation	Noncontrolling interest	Total
Balance at December 31, 2011	$—	$156,969,005	$33,482,436	$—	$1,932,707	$98,594,587	$217,484,365	$(11,824,584)	$24,770,697	$521,409,213
Capital contributions	—	54,154,230	—	3,540,000	—	—	—	—	—	57,694,230
Performance allocation of subsidiary	—	—	—	—	—	—	—	349,358	—	349,358
Acquisition of TAMCO	—	—	—	—	—	—	(57,660,657)	—	—	(57,660,657)
Capital distributions	—	—	—	—	—	—	(2,733,219)	—	(555,843)	(3,289,062)
Distributions to Tricadia Capital	—	—	—	—	—	—	(17,999,942)	—	—	(17,999,942)
Net unrealized appreciation on available for sale securities (net of tax $224,000)	—	—	—	—	(63,194)	—	—	—	(35,278)	(98,472)
Amortization of restricted units and options	—	—	—	—	—	—	(615,569)	—	—	(615,569)
Purchase of majority ownership of subsidiary	—	—	—	—	—	—	—	—	(178,289)	(178,289)
Net changes in percentage ownership of subsidiary	—	—	—	—	2,968,858	—	—	—	(7,290,682)	(4,321,824)
Vesting of restricted stock units	—	646,310	—	—	—	—	—	—	—	646,310
Accretion of convertible preferred	—	—	3,502,277	—	—	—	(3,502,277)	—	—	—
Accrual of convertible preferred distributions	—	—	223,063	—	—	—	(223,063)	—	—	—
Net income	—	—	—	—	—	4,040,806	35,200,478	—	411,145	39,652,429

Balance at December 31, 2012	$—	$211,769,545	$37,207,776	$3,540,000	$4,838,371	$102,635,393	$169,950,116	$(11,475,226)	$17,121,750	$535,587,725

See accompanying notes to consolidated financial statements.

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Consolidated Statements of Cash Flows

	Years ended December 31,
	2012	2011	2010
Cash flows from operating activities:
Net income attributable to the Partnership	$35,200,478	$40,584,681	$115,521,327
Net income attributable to the noncontrolling interest	411,145	2,018,335	2,968,058
Net income attributable to VIE subordinated note holders	4,040,806	(4,273,695)	41,365,740

Total net income	39,652,429	38,329,321	159,855,125
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Net realized (gains) — trading securities	(840,544)	(1,825,088)	(729,026)
Net realized (gains) — available for sale securities	(536,111)	(14,210)	(72,817)
Net realized (gains)/losses — loans	(3,157,993)	(1,476,074)	2,618,588
Net realized (gains)/losses — derivatives	—	(1,003,353)	76,686
Gain on sale of partially-owned entities	—	(15,326,647)	—
Increase /(decrease) in other liabilities and accrued expenses	1,401,906	1,428,909	(8,752,792)
Change in unrealized (appreciation) — trading securities	(20,188,386)	(10,667,120)	(7,796,837)
Change in unrealized depreciation/(appreciation) - loans	—	4,999,602	(76,249,800)
Change in unrealized (appreciation) - foreign exchange	(77,241)	—	—
Change in unrealized depreciation — derivatives	1,499,440	4,924,218	3,485,857
(Income)/loss from investments in partially-owned entities, net	(2,308,157)	(3,493,026)	1,540,403
Other than temporary impairment — partially-owned entities	—	77,097	80,808
Bargain purchases of subsidiaries	—	—	(57,509,758)
Provision for loan losses	—	—	443,467
Increase in payment in kind interest	(404,605)	(24,322)	(22,911)
Decrease/(increase) in payment in kind principal	353,556	19,193	(17,489)
(Increase)/decrease in restricted cash	(48,461,606)	34,556,410	(30,775,867)
Decrease/(increase) in due from brokers, dealers, and trustees	(2,780,868)	(2,012,328)	1,375,958
Decrease/(increase) in accrued interest and dividends receivable	976,223	(568,189)	(2,062,209)
Purchases of trading securities	—	—	(31,538,570)
Proceeds from sales of trading securities	—	—	31,127,232
Distribution of income from partially-owned entities	322,908	7,745,712	4,967,363
Deferred federal income tax	(2,063,397)	(1,361,808)	1,338,246
Decrease/(increase) in due from separate accounts	2,733,501	(2,349,990)	842,889
(Increase)/decrease in reinsurance receivables	(81,357)	1,882,513	(14,770)
Increase in reinsurance payable	—	—	(566,378)
Increase in deferred policy acquisition costs	(444,089)	(2,257,502)	(1,176,458)
Decrease/(increase) in taxes receivable	—	881,669	(222,031)
Decrease/(increase) in other assets	5,500,905	2,706,192	(3,797,618)
Increase in other liabilities	3,825,653	1,769,611	—
(Decrease)/increase in accrued interest payable	(5,275,936)	3,561,426	(25,734)
Non cash compensation expense	365,076	756,277	1,561,053
Non-cash incentive fee	—	143,609	—
Accretion of discounts and depreciation expense	13,086,759	3,544,629	(7,206,189)
Amortization and write off of deferred financing costs	159,973	74,674	—
Increase in policy liabilities	5,289,791	3,223,372	1,881,652

Net cash (used in)/provided by operating activities	(11,452,170)	68,244,777	(17,341,927)

F-8	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Consolidated Statements of Cash Flows

	Years ended December 31,
	2012	2011	2010
Cash flows from investing activities:
Purchases of subsidiaries	$(29,782,104)	$(3,947,315)	$(92,697,046)
Purchases of trading securities	(38,437,857)	(60,615,613)	(4,970,334)
Purchases of available for sale securities	(9,034,204)	(14,944,123)	(2,032,085)
Purchases of derivatives	—	—	(406,536)
Purchases of real estate	—	(20,800,000)	—
Purchases of investments in partially-owned entities	(4,700,000)	(4,055,172)	(224,139)
Acquisition of administration servicing rights	(116,926,050)	—	—
Purchases of loans	(412,523,475)	(450,725,488)	(379,954,796)
Purchases or fixed assets	—	—	(886,431)
Proceeds from principal paydowns of loans	—	2,786,162	531,321
Proceeds from principal paydowns of trading securities	336,124	1,100,139	1,978,227
Proceeds from loan repayments	265,495,531	364,331,730	349,633,312
Proceeds from sales of trading securities	47,795,128	72,378,846	2,192,267
Proceeds from sales of loans	171,814,341	46,511,729	60,879,398
Proceeds from sales of available for sale securities	13,644,266	2,757,809	1,676,400
Proceeds from short U.S. Treasuries	19,941,571	—	—
Proceeds from maturities of available for sale securities	—	129,060	1,408,128
Proceeds from sale of investments in partially-owned entities	—	46,896,709	—
Proceeds from sales of derivatives	—	—	569,407
Proceeds from distributions paid by partially-owned entities	4,981,869	—	—
Increase in policy loans	(8,758,034)	(1,333,488)	(1,867,313)
Margin posted for foreign exchange trades	77,241	—	—
Cash and cash equivalents received from subsidiary	—	—	20,163,419

Net cash used in investing activities	(96,075,653)	(19,529,015)	(44,006,801)

Cash flows from financing activities:
Capital distributions paid	(3,268,328)	(8,658,548)	(13,512,341)
Proceeds from issuance of common units of subsidiary	25,000,000	—	—
Proceeds from issuance of preferred stock of subsidiary	—	1,481,000	9,853,520
Distribution payable to Tricadia	(17,828,872)	(11,019,812)	(6,887,907)
Principal payments under mortgage notes payable	(16,377,979)	—
Partial paydown of loan	(2,083,333)	(953,312)	(327,957)
Proceeds from borrowings under mortgage notes payable	15,680,000	15,497,596	—
Proceeds from issuance of convertible preferred stock	—	22,124,000	—
Performance Share Allocation paid in cash	(3,942,925)	(854,629)	—
Repurchase of common stock of subsidiary	(71,500)	—	—
Payment of placement costs	(525,359)	(1,900,485)	—
Proceeds from issuance of notes payable	102,500,000	—	215,480

Net cash provided by/(used in) financing activities	99,081,704	15,715,810	(10,659,205)

Net increase/(decrease) in cash	(8,446,119)	64,431,572	(72,007,933)
Cash and cash equivalents — unrestricted — beginning of year	97,008,783	32,577,211	104,585,144

Cash and cash equivalents — unrestricted — end of year	$88,562,664	$97,008,783	$32,577,211

Supplemental disclosure of cash flow information:
Cash paid for interest	$16,914,079	$6,343,465	$2,930,465
Noncash investing and financing activities:
Performance share allocation	$—	$—	$12,457,385
Capital change due to acquisition of TAMCO	57,660,657	—
Capital change due to issuance of convertible preferred	—	1,000,000	—
Capital change due to equity compensation	517,039	677,076	1,545,381
Capital change due to distribution	—	(61,291)	—
Non-cash financing costs	61,778	—	—

See accompanying notes to consolidated financial statements.

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

(1)	Organization

Tiptree Financial Partners, L.P. (Tiptree) is a Delaware limited partnership that was formed on May 23, 2007 and commenced operations on June 12, 2007. Tiptree, together with its consolidated subsidiaries (collectively, the Partnership) is a diversified holding company that acquires majority controlling equity interests in businesses and credit assets and related securities. The Partnership’s specific focus is on the following sectors of financial services: insurance, real estate and specialty finance. Tricadia Capital, LLC, a Delaware limited liability company, is the general partner of the Partnership (General Partner). As of December 31, 2012 and December 31, 2011 the General Partner had no capital in the Partnership.

Since inception of Tiptree through May 31, 2010, the external manager of Tiptree had been Tricadia Capital Management, LLC (Tricadia Capital), a Delaware limited liability company. Effective June 1, 2010, Tricadia Capital assigned all of its obligations and rights under the Tiptree management agreement to external manager Tiptree Capital Management, LLC (Tiptree Capital). With the acquisition of Tiptree Asset Management Company, LLC (TAMCO) effective on June 30, 2012, Tiptree’s management was internalized.

On December 31, 2012, the Partnership entered into an agreement (the Contribution Agreement) to combine its businesses with the business of its majority-owned subsidiary, Care, to form a financial services operating company that will hold and manage their combined assets and liabilities.

Acquisition of businesses

TAMCO

On June 30, 2012, Tiptree acquired from Tricadia Holdings, LLC (Tricadia), the parent of the General Partner, a controlling financial interest in TAMCO which manages the assets of the subsidiaries of Tiptree as well as other entities, such as collateral loan obligations (CLOs) and trusts. The two CLOs that TAMCO manages had assets of $810.6 million and related note payables of $736.3 million at par value as of June 30, 2012. Given Tricadia’s controlling position in relation to both TAMCO and Tiptree, this combination is accounted for as a combination of entities under common control. As a result, the assets and liabilities of TAMCO, including these 2 CLOs, have been presented as if they had been consolidated by the Partnership as of January 1, 2010 and their results of operations included in the Partnership’s results of operations going forward. The application of this “as-if pooling of interests” requires the previously issued consolidated financial statements of Tiptree to be recast to reflect such activity. In conjunction with this combination, Tiptree issued 2,197,347 common units and 750,000 warrants collectively worth $57.7 million to Tricadia in return for a 99% controlling interest in TAMCO. The warrants issued have a $23.715 strike price and can be exercised at any time over a ten year period.

The acquisition of controlling interests in each of the Partnership’s businesses, discussed below, has been accounted for under the purchase method of accounting. The purchase price allocations were based on estimates of fair values of the assets acquired and liabilities assumed at the acquisition date. The fair values of the acquired net assets were determined using observable and unobservable information. There was no goodwill as a result of these acquisitions nor were there any contingency arrangements that impacted the valuation. The results of operations of each of the Partnership’s acquisitions are included in the consolidated financial statements from the date of acquisition.

MFCA

During the period February 5 through February 6, 2009, Tiptree acquired a controlling financial interest (approximately 57%) of the outstanding Common Shares of Muni Funding Company of America (MFCA),

F-10	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

a specialty finance holding company that invests directly and indirectly in U.S. federally tax exempt bonds. Tiptree paid $12.8 million for a controlling financial interest with an acquisition date fair value of $20.6 million, which resulted in a bargain purchase gain of $7.8 million. As of December 31, 2009, Tiptree had increased its ownership to approximately 75% of the outstanding Common Shares of MFCA as a result of a tender and rights offering. In June 2011, Tiptree acquired 100% of the outstanding Common Shares of MFCA as a result of a tender offer and merger. These subsequent increases to Tiptree’s ownership interest in MFCA were accounted for as capital transactions with no gain or loss recognized in the consolidated statements of operations. The carrying amount of the noncontrolling interest was reduced to reflect Tiptree’s increase in its ownership interest in MFCA. The difference between the consideration paid and the amount by which the noncontrolling interest was reduced has been included in accumulated other comprehensive income within capital.

Philadelphia Financial Group, Inc.

On June 23, 2010, Tiptree acquired all of the outstanding Common Shares of Philadelphia Financial Group, Inc. (PFGI) (formerly known as PFG Holdings, Inc.) and its subsidiaries (collectively, PFG), a provider of private placement life insurance as well as a third party administrator of corporate and bank owned life insurance. Tiptree paid $28.5 million for a 100% controlling financial interest with an acquisition-date fair value of $65.2 million, which resulted in a bargain purchase gain of $36.7 million. Deferred acquisition costs and deferred revenues were excluded in the determination of assets acquired and liabilities assumed as they do not represent future cash flows. An intangible asset related to the present value of future profits was recognized on the acquisition date.

On December 16, 2010, PFG initiated a recapitalization whereby Tiptree exchanged its 9,098 original PFG Common Shares in return for 2,850,000 shares of Series A participating preferred stock along with 2,850,000 newly issued common stock. In addition, through the issuance of an additional 985,352 shares of Series A participating preferred stock and 985,352 Common Shares, PFG raised an additional $9,853,520 of which Tiptree contributed $4,076,000. This additional capital raised reduced Tiptree’s ownership percentage from 100% to approximately 84.94%. During the first quarter of 2011, PFG issued 148,100 shares each of Common Shares and Series A participating preferred stock to PFG employees. PFG also issued 21,548 shares each of Common Shares and Series A participating preferred stock to an outside investor during the same timeframe. These share issuances reduced Tiptree’s ownership percentage to approximately 81.34%. During the third quarter of 2012, PFG issued 2,000,000 shares each of Common Shares and Series A participating preferred stock as part of a $25 million capital raise in which Tiptree was the primary participant. This resulted in an increase in Tiptree’s ownership percentage to approximately 86.0%. These subsequent changes to Tiptree’s ownership interest in PFG were accounted for as capital transactions with no gain or loss recognized in the consolidated statements of operations. The carrying amount of the noncontrolling interest was adjusted to reflect Tiptree’s change in its ownership interest in PFG. Any difference between the consideration paid and the amount by which the noncontrolling interest was reduced has been included in accumulated other comprehensive income within capital.

On December 28, 2012, the Partnership issued a note payable in the amount of $2.5 million at an annual interest rate of 5%. This note was payment for 6.6% of the issued and outstanding Series A preferred stock and 8.8% of the issued and outstanding Common stock of PFG. This acquisition increased Tiptree’s ownership percentage to 93.58%.

On July 13, 2012, PFG purchased certain assets of Hartford Life Private Placement, LLC (HLPP) from affiliates of The Hartford Financial Services Group, Inc. (Hartford) for a purchase price of $117.5 million.

F-11	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

PFG and certain insurance subsidiaries of Hartford entered into a long-term servicing agreement whereby PFG administers approximately $35 billion in private placement insurance business previously serviced by HLPP in exchange for a fee.

Funding for the acquisition was provided in the form of equity of $23.5 million issued by PFG and debt of $100 million issued by PFG to an affiliate of Hartford.

The purchase price was allocated to assets acquired as follows (in thousands):

Intangible assets:
Administrative servicing asset	$115,942
Software license	588
Goodwill	396
EDP equipment	424
Furniture and equipment	150

Total	$117,500

Care Investment Trust Inc.

On August 13, 2010, Tiptree acquired a controlling financial interest in Care Investment Trust Inc. (Care), a real estate investment trust (REIT) with a geographically diverse portfolio of senior housing and healthcare-related assets in the United States. The sale resulted from a combination of a $55.7 million equity investment by Tiptree in newly issued common stock of Care at $9.00 per share and a cash tender by Care for all of Care’s previously issued and outstanding shares of common stock. 97.4% of previously existing shareholders tendered their shares in connection with this transaction and Care simultaneously issued to Tiptree 6,185,050 newly issued shares of Care’s common stock, representing a 92.2% controlling financial interest in Care. Including the purchase of outstanding Care warrants, Tiptree paid a total $55.8 million, which resulted in a bargain purchase gain of $20.8 million.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The accompanying consolidated financial statements of the Partnership are prepared in accordance with U.S. generally accepted accounting principles (GAAP). The consolidated financial statements are presented in U.S. dollars, the main operating currency of the Partnership. The consolidated financial statements prepared under GAAP for all periods presented have been retroactively restated as if TAMCO was part of the consolidated group as of January 1, 2010. All intercompany items have been eliminated for these periods.

(b)	Principles of Consolidation

The consolidated financial statements reflect the consolidated accounts of Tiptree and (i) its wholly-owned subsidiaries, (ii) subsidiaries in which it has a controlling interest, and (iii) certain other entities known as variable interest entities (VIEs) in which Tiptree, through its subsidiaries, is deemed to be the primary beneficiary. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements. This consolidation, particularly with respect to the VIEs, significantly impacts these consolidated financial statements.

F-12	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

(c)	Variable Interest Entities

ASC Topic 810, Consolidations, requires the consolidation of a VIE into the financial statements of the entity that is considered the VIE’s primary beneficiary. ASC Topic 810 provides a framework for determining whether an entity should be considered a VIE and accordingly evaluated for consolidation. If an entity is a VIE, it would then need to be determined whether Tiptree’s relationship, direct or indirect through subsidiaries, to the VIE (whether contractual, through direct investments in the entity, or otherwise) results in a variable interest. If Tiptree does have a variable interest in the entity, it would then need to be determined whether Tiptree is deemed to be the primary beneficiary. For VIEs, if Tiptree is deemed to (i) have the power to direct the activities of the VIE that most significantly impact the economic performance and (ii) either the obligation to absorb losses or the right to receive benefits that could be significant to the VIE, then Tiptree would be deemed to be the primary beneficiary of the VIE and would be required to consolidate the VIE. Generally, TAMCO’s contractual relationship as collateral manager of the CLOs described herein satisfies criteria (i) of the prior sentence, and its ownership interests in and/or ability to earn certain incentive or other management fees in certain CLOs can typically satisfy criteria (ii).

Prior to the closing of the acquisition of TAMCO, it was established that TAMCO was the primary beneficiary of two CLOs that it manages. As such, the financials statements of these two CLOs are included in the consolidated financial statements of the Partnership. See Note 2 “Acquisition of Businesses” for additional details regarding this transaction.

The consolidation of the CLOs required the initial recognition of the assets and liabilities at fair value as of January 1, 2010. Since the assets are solely for the benefit of the beneficial interest holders (liability holders) and no residual value from their liquidation is available to TAMCO, the difference between the fair value of the assets of the CLOs and its liabilities upon consolidation have been reflected as appropriated retained earnings. Given the nature and activity of the CLOs, TAMCO has applied the investment company accounting guidance to the CLOs’ financial statements and as such, recognizes changes in fair value of the assets of the CLOs and accreted the fair value adjustment to the liabilities of the CLOs (recorded upon consolidation) in the consolidated statements of operations. A portion of the results of operations of the CLOs are reflected as an adjustment to the appropriated retained earnings as that pertains to the amount of subordinated interests of the CLOs not held by Tiptree.

(d)	Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Partnership’s consolidated financial statements and accompanying notes. The estimates and assumptions most susceptible to change are the valuation of securities, derivative positions, and acquired assets and liabilities. Although these and other estimates and assumptions are based on the best available estimates, actual results could differ materially from management’s estimates.

(e)	New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Fair Value Measurement (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in ASU 2011-04

F-13	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments are intended to create comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The Partnership has adopted ASU 2011-04 and has included the required disclosures in Note 6.

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income (ASU 2011-05), which requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income, or in two separate but consecutive statements. ASU 2011-05 eliminates the option to present components of other comprehensive income as part of the statement of equity. This ASU does not change the items that must be reported in other comprehensive income. In December 2011, the FASB issued ASU 2011-12, Comprehensive Income. Reclassification adjustments shall be made to avoid double counting of items in comprehensive income that are presented as part of net income for a period that also had presented as part of other comprehensive income in that period or earlier periods. The Partnership shall determine reclassification adjustments for amounts recognized in other comprehensive income related to other-than-temporary impairments of debt securities classified as held-to-maturity if the loss is realized as a result of sale of the security or an additional credit loss occurs. For nonpublic companies, the adjustments proposed by these amendments are effective for fiscal years ending after December 15, 2012, and interim and annual periods thereafter. The Partnership has adopted ASU 2011-12 and has included the required statements of comprehensive income.

In December 2011, the FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 requires entities to disclose information about offsetting and related arrangements of financial instruments and derivative instruments and will be applied retrospectively for all comparative periods presented. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Partnership is currently evaluating the impact of this provision on its consolidated financial statements.

(f)	Cash and Cash Equivalents

The Partnership considers all highly liquid investments of sufficient credit quality with maturities of three months or less to be cash equivalents. Cash and cash equivalents consist of U.S. denominated cash on hand and cash held in banks. The Partnership’s restricted cash is held by its two consolidated CLOs. This cash can only be utilized by the individual CLOs, but cannot be distributed and as such is not available to the Partnership for its use.

(g)	Fair Value Measurement

ASC Topic 820, Fair Value Measurements and Disclosures, defines fair value, describes the framework for measuring fair value, and addresses fair value measurement disclosures. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

F-14	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

ASC Topic 820 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels, from highest to lowest, are defined as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities that the Partnership has the ability to access at the measurement date.

•

Level 2 — Significant inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of financial assets and liabilities carried at level 2 are valued based on one or more of the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in nonactive markets;

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability;

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

•	Level 3 — Significant inputs that are unobservable inputs for the asset or liability, including the Partnership’s own data and assumptions that are used in pricing the asset or liability.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market conditions. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Partnership in determining fair value is greatest for instruments categorized within Level 3 of the fair value hierarchy. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and the consideration of factors specific to the asset. From time to time, the Partnership’s assets and liabilities will transfer between one level to another level. It is the Partnership’s policy to recognize transfers between different levels at the end of each reporting period.

The following is a description of the valuation methodologies used for financial assets and liabilities measured at fair value, as well as the general classification of such assets and liabilities pursuant to the valuation hierarchy. The Partnership’s fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable financial instruments. Sources of inputs to the market approach include a third-party pricing service, independent broker quotations or pricing matrices. Management analyzes the third

F-15	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

party valuation methodologies and its related inputs to perform assessments to determine the appropriate level within the fair value hierarchy and to assess reliability of values. Further, management has a process in place to review all changes in fair value from measurement period to measurement period. Any discrepancies or unusual observations are followed through to resolution through the source of the pricing as well as utilizing comparisons, if applicable, to alternate pricing sources.

The Partnership utilizes observable and unobservable inputs into its valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers and reference data. In addition, specific issuer information and other market data is used. For broker quotes, quotes are obtained from sources recognized to be market participants. Unobservable inputs may include: expected cash flow streams, default rates, supply and demand considerations and market volatility.

Trading Securities: Trading securities consist primarily of privately held equity securities, exchange-traded equity securities, U.S. Treasury securities (USTs), CLOs, collateralized debt obligations (CDOs), asset backed securities (ABSs), loans, and tax exempt securities. The fair value of privately held equity securities are either valued based on quotes obtained from dealers or internally developed valuation models. Because significant inputs used to determine the dealer quotes or model values are not observable, such as projected future earnings and price volatility, the Partnership has classified them within Level 3 of the fair value hierarchy. Exchange-traded equity securities are valued based on quoted prices from the exchange. These securities are actively traded and valuation adjustments are not applied. Accordingly, they are categorized in Level 1 of the fair value hierarchy. USTs are actively traded and valuation adjustments are not applied. They are categorized in Level 1 of the fair value hierarchy. Positions in securitized products such as CLOs, CDOs, and ABSs are based on quotes obtained from dealers. When these quotes are based directly or indirectly on observable inputs such as quoted prices for similar assets exchanged in an active or inactive market, the Partnership has classified them within Level 2 of the fair value hierarchy. If these quotes are based on valuation models using unobservable inputs such as expected future cash flows, default rates, supply and demand considerations, and market volatility, the Partnership has classified them within Level 3 of the fair value hierarchy. The fair value of tax exempt securities is determined by obtaining quotations from independent pricing services. In most cases, quotes are obtained from two pricing services and the average of both quotes is used. The independent pricing services determine their quotes using observable inputs such as current interest rates, specific issuer information and other market data for such securities. Therefore, the estimate of fair value is subject to a high degree of variability based upon market conditions, the availability of issuer information and the assumptions made. The valuation inputs used to arrive at fair value for such debt obligations are generally classified within Level 2 or Level 3 of the fair value hierarchy.

Available for sale securities: Available for sale securities consist primarily of obligations of states and political subdivisions, USTs, certificates of deposit, ABSs, and corporate bonds. These securities will generally be classified within either Level 1 or Level 2 of the fair value hierarchy. The fair value of fixed maturity securities is based on quoted market prices obtained from an independent pricing service, where available. If listed prices or quotes are not available, fair value is based upon internally developed models that use primarily market-based or independently sourced market parameters, including interest rate yield curves, option volatilities, and currency rates.

Derivative Assets and Liabilities: Derivative assets and liabilities are comprised of credit default swaps (CDS), interest rate swaps (IRS), equity index options, and operating partnership units. The fair value

F-16	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

of derivative assets and liabilities is based upon valuation pricing models, which represent what the Partnership would expect to receive or pay at the balance sheet date if the contracts were cancelled. In general, the fair value of CDSs are based on dealer quotes. Because significant inputs used to determine the dealer quotes are not observable, such as price volatility, the Partnership has classified them as Level 3. The fair value of IRS is determined by obtaining broker or counterparty quotes. Because there were observable inputs used to arrive at these quotes, the Partnership has classified the IRS within Level 2 of the fair value hierarchy. The equity index option positions are based on quoted prices from the exchange. Equity index options that are actively traded are classified within Level 1 of the fair value hierarchy. Equity index options that are not actively traded are classified within Level 2 of the fair value hierarchy. The fair value of operating partnership units is based on an internally developed valuation model. In addition to some observable inputs, the model also relies on unobservable inputs based on management estimates such as release dates of escrow shares, expected performance of the underlying properties, expected quarterly dividends, and discount factors. As such, the Partnership has classified these positions within Level 3 of the fair value hierarchy.

Separate Account Assets: Separate account assets are primarily invested in alternative investments (which include investments in limited partnerships, private equity funds, hedge funds, and fund of funds), mutual funds, fixed maturity securities, and equity securities. The alternative investments are valued at estimated fair value with the assistance of the investment managers of the underlying alternative investments. Since the entities underlying these alternative investments are investment companies for accounting purposes, as a practical expedient, the Partnership utilizes the separate account’s proportionate interest in the fair value of the underlying net assets to determine the fair value of these investments. The fair value of the underlying net assets of each alternative investment is determined from financial information provided by the investment manager. These alternative investments are generally classified within Level 3 of the fair value hierarchy. Most hedge fund investments are classified as Level 3. However, some hedge fund investments with minimal liquidity restrictions such as no lockup period, redemption notification of 35 days or less, withdrawal frequency greater than annually, and withdrawal payouts within 30 days are classified within Level 2. Mutual funds and equity securities are exchange-traded and are valued based on quoted market prices from independent pricing services and are classified within Level 1 of the fair value hierarchy. U.S. Treasury securities are classified within Level 1 of the fair value hierarchy and all other fixed maturity securities are classified within Level 2.

Cash and Cash Equivalents — Unrestricted: The carrying amounts of cash and cash equivalents — unrestricted are carried at cost which approximates fair value.

Cash and Cash Equivalents — Restricted: The carrying amounts of cash and cash equivalents — restricted are carried at cost which approximates fair value.

Due from Brokers, Dealers, and Trustees and Due to Brokers, Dealers and Trustees: The carrying amounts of these assets and liabilities approximate their fair value due to their relatively short-term nature.

Loans Owned, at Amortized Cost: The fair value of loans owned, at amortized cost is computed by discounting the expected future cash flows at market rates.

Mortgage Notes Payable: The fair value of notes payable is determined based on contractual cash flows discounted at market rates.

F-17	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Note Payable: The fair value of notes payable is determined based on either dealer quotes or contractual cash flows discounted at market rates.

Policy Loans: The fair value of policy loans is deemed to be the carrying value, which is unpaid principal and accrued interest. Policy loans are not marketable instruments and can only be satisfied by the policy owner for the value carried.

For the year ended December 31, 2012, there have been no significant transfers between Level 1 and Level 2. However, there were significant transfers of CLOs ($30.7 million) out of level 3 and into level 2 as quoted prices for these assets were obtained from active markets.

(h)	Investments

The Partnership records all security transactions on a trade-date basis. Realized gains/(losses) are generally determined using the specific-identification method. ASC Topic 320, Investments — Debt and Equity Securities, requires the Partnership to classify its investment assets as trading, available-for-sale or held-to-maturity.

(i)	Trading Securities

Debt and equity securities classified as trading securities are intended to be sold at any time and are recorded at fair value, with unrealized gains/(losses) included in the consolidated statements of operations.

(j)	Available for Sale Securities

Debt securities classified as available for sale are intended to be held for indefinite periods of time and include those debt securities that management may sell as part of its asset/liability management strategy or in response to changes in interest rates, resultant prepayment risk or other factors. Debt securities held as available for sale securities are recorded at fair value, with unrealized gains/ (losses), net of related tax effects, excluded from earnings and reported as other comprehensive income.

Realized gains/(losses) on the sale of debt securities are calculated by the specific-identification method. The Partnership regularly monitors the difference between cost and the estimated fair value of its available for sale securities, which involves uncertainty as to whether declines in value are temporary in nature. If the Partnership believes a decline in the value of a particular security is temporary, it records the decline as an unrealized loss in capital. If the decline is deemed to be other than temporary, the Partnership writes it down to the carrying value of the security and records an other-than-temporary impairment loss on its consolidated statements of operations, regardless of whether the Partnership continues to hold the security. Management’s assessment of a decline in value includes, among other things: (i) the duration of time and the relative magnitude to which fair value of the security has been below cost; (ii) the financial condition and near-term prospects of the issuer of the investment; (iii) extraordinary events, including negative news releases and rating agency downgrades, with respect to the issuer of the investment; (iv) the Partnership’s ability and intent to hold an equity security for a period of time sufficient to allow for any anticipate recovery; (v) whether it is more likely than not that the Partnership will sell a security before recovery of its amortized cost basis. Further, for securities expected to be sold, an other-than-temporary impairment loss is recognized if the Partnership

F-18	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

does not expect the fair value of a security to recover its cost prior to the expected date of sale. If that judgment changes in the future, the Partnership may ultimately record a realized loss after having originally concluded that the decline in value was temporary. Risks and uncertainties are inherent in the methodology the Partnership uses to assess other-than-temporary declines in value. Risks and uncertainties could include, but are not limited to, incorrect assumptions about financial condition, liquidity or future prospects, and unfavorable changes in economic and social conditions, interest rates or credit ratings.

(k)	Investments in Loans at Fair Value

The CLOs managed by the Partnership contain a diversified portfolio of middle market loans carried at estimated fair value. In general, the fair value of leveraged loans are obtained from an independent pricing service which provides secondary coverage of market participants. The values represent a composite of mark-to-market bid/offer prices and are classified as Level 2. In certain instances the Partnership will make its own determination of fair value of leveraged loans based on internal models and other unobservable inputs and the Partnership classified these leveraged loans as Level 3. The changes in fair values of investments in loans are reported in the consolidated statements of operations.

(l)	Investments in Loans at Amortized Cost

Certain loans held for investment are held at amortized cost. The Partnership periodically reviews its loans for impairment. Impairment losses are taken for impaired loans based on the fair value of collateral on an individual loan basis. The fair value of the collateral may be determined by an evaluation of operating cash flow from the property during the projected holding period, and/or estimated sales value computed by applying an expected capitalization rate to the stabilized net operating income of the specific property, less selling costs. Whichever method is used, other factors considered relate to geographic trends and project diversification, the size of the portfolio and current economic conditions. When it is probable that the Partnership will be unable to collect all amounts contractually due, the loan would be considered impaired.

Interest income is generally recognized using the effective interest method or on a basis approximating a level rate of return over the term of the loan. Nonaccrual loans are those on which the accrual of interest has been suspended. Loans are placed on nonaccrual status and considered nonperforming when full payment of principal and interest is in doubt, or when principal or interest is 90 days or more past due and collateral, if any, is insufficient to cover principal and interest. Interest accrued but not collected at the date a loan is placed on nonaccrual status is reversed against interest income. In addition, the amortization of net deferred loan fees is suspended. Interest income on nonaccrual loans may be recognized only to the extent it is received in cash. However, where there is doubt regarding the ultimate collectability of loan principal, cash receipts on such nonaccrual loans are applied to reduce the carrying value of such loans. Nonaccrual loans may be returned to accrual status when repayment is reasonably assured and there has been demonstrated performance under the terms of the loan or, if applicable, the restructured terms of such loan. The Partnership does not have any loans on nonaccrual status as of December 31, 2012 and 2011.

F-19	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

(m)	Derivative Financial Instruments

The Partnership recognizes all derivatives on the consolidated balance sheets at fair value. The Partnership has not designated any derivative transactions as accounting hedges, and consequently, has not applied hedge accounting treatment. The changes in the fair values of the derivative financial instruments are reported in the consolidated statements of operations.

(n)	Real Estate and Identifiable Intangible Assets

Real estate and identified intangible assets are carried at cost, net of accumulated depreciation and amortization. Betterments, major renewals and certain costs directly related to the acquisition, improvement and leasing of real estate are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation is provided on a straight-line basis over the assets’ estimated useful lives which range from 9 to 40 years. Amortization is provided on a straight-line basis over the life of the in-place leases.

Upon the acquisition of real estate, management will assess the fair value of acquired assets (including land, buildings and improvements, and identified intangible assets such as above and below market leases and acquired in-place leases and customer relationships) and acquired liabilities and then allocate purchase price based on these assessments. Management assesses fair value based on estimated cash flow projections that utilize appropriate discount and capitalization rates and available market information. Estimates of future cash flows are based on a number of factors including the historical operating results, known trends, and market/economic conditions that may affect the property. Other intangible assets acquired include amounts for in-place lease values that are based on management’s evaluation of the specific characteristics of each property and the respective tenant’s lease. Factors considered include estimates of carrying costs during hypothetical expected lease-up periods and market conditions. In estimating carrying costs, the Partnership includes estimates of lost rents at estimated market rates during the hypothetical expected lease-up periods, which are dependent on local market conditions and expected trends.

Real estate properties, including any related intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable in accordance with ASC 360, Impairment or Disposal of Long-Lived Assets. If such reviews indicate that the asset is impaired, the asset’s carrying amount is written down to its fair value. An impairment loss is measured based on the excess of the carrying amount over the fair value. The fair value is determined by using a discounted cash flow model and appropriate discount and capitalization rates. Estimates of future cash flows are based on a number of factors including historical operating results, leases in place, known trends, and market/economic conditions that may affect the property. The evaluation of anticipated cash flows is subjective and is based, in part, on assumptions regarding future occupancy, rental rates, and capital requirements that could differ materially from actual results. If anticipated holdings periods change or estimated cash flows decline based on market conditions or otherwise, an impairment loss may be recognized. Long-lived assets to be disposed of are recorded at the lower of carrying value or fair value less estimated costs to sell. There were no impairments on impairments of our wholly-owned real estate investments and intangibles for the years ended December 31, 2012 and 2011.

F-20	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

In addition, the Partnership also carries intangible assets, which represent insurance licensing agreements, insurance servicing agreement and leases in place. Management has deemed the insurance licensing agreements to have indefinite useful life and performs impairment tests on these assets at least annually. The Partnership recorded an intangible asset related to administration servicing rights acquired in connection with the acquisition of Hartford Life Private Placement LLC. This intangible asset is being amortized in relation to expected gross profits over the life of the serving rights. Annual impairment testing is performed on both the insurance servicing agreement and the leases in place.

For the years ended December 31, 2012, 2011, and 2010, there were no impairment recognized on these assets.

(o)	Insurance Policies and Contracts Acquired

Insurance policies and contracts acquired is an intangible asset held by a subsidiary of the Partnership which reflects the estimated fair value of insurance policies and contracts in force at the time the subsidiary was acquired by the Partnership. The amount represents the portion of the purchase price of the subsidiary that is allocated to the value of the right to received future cash flows from the policies and contracts. Insurance policies and contracts acquired is based on actuarially determined projections of premiums, future policy and contract charges, mortality, surrenders/withdrawals, separate account investment performance and operating expenses and is maintained by line of business. Actual experience may vary from these projections.

The Partnership amortizes insurance policies and contracts acquired over the estimated lives of the policies and contracts in proportion to actual and estimated future gross profits. Each reporting period, the Partnership updates the estimated gross profits with actual gross profits for the period. In addition, assumptions are reviewed and updated as necessary. Cumulative amortization is recalculated and adjusted by a cumulative charge or credit to current earnings. Estimated gross profits are regularly reviewed to determine the recoverability of insurance policies and contracts acquired.

(p)	Investment in Partially-Owned Entities

Either directly or through a subsidiary, the Partnership invests in real estate-related equity interests that allow it to participate in a percentage of the underlying property’s cash flows from operations and proceeds from a sale or refinancing. At the inception of the investment, it must be determined whether such investment should be accounted for as a loan, joint venture or as real estate. During the year ended December 31, 2012, 2011 and 2010, the Partnership held three, two and one, respectively, real estate-related investments and accounted for such investments under the equity method.

The Partnership assesses whether there are indicators that the value of its partially-owned entities may be impaired. An investment’s value is impaired if management determines that a decline in the value of the investment below its carrying value is other than temporary. To the extent impairment has occurred, the loss shall be measured as the excess of the carrying amount of the investment over the estimated value of the investment. For the year ended December 31, 2012, the Partnership did not recognize any impairment. For the year ended December 31, 2011, the Partnership recognized an impairment of approximately $0.1 million on one of its partially-owned entities.

F-21	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

(q)	Deferred Policy Acquisition Costs

Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Deferred policy acquisition costs and policy initiation costs related to universal life and investment-type products are amortized in relation to expected gross profits over the life of the policies.

The Partnership has adopted ASU 2010-26, Accounting for Cost Associated with Acquiring or Renewing Insurance Contracts (ASU 2012-26) effective January 1, 2012. The adoption of ASU 2012-26 did not have a material impact on the consolidated financial statements of the Partnership.

(r)	Separate Accounts

Separate account assets and liabilities represent variable annuity and variable universal life contract funds invested primarily in private and public equity securities, fixed maturities and investment partnerships. The separate account assets and liabilities are reported at fair value in the consolidated financial statements.

The assets of the separate accounts are legally segregated and are not subject to the claims that arise out of any other business of the Partnership or its subsidiaries.

Investment income, gains and losses are accrued directly to the policyholders and are not included in the results of operations of the Partnership. Premiums and deposits received and payments made on the policyholder’s accumulated account value are excluded from the amounts reported in the consolidated statements of operations.

(s)	Future Policy Benefits and Policyholder Deposits

Future policy benefit reserves are determined using the net level premium method, which provides for benefits based upon estimated future investment yield, expected mortality and estimated policy lapses. Interest rate assumptions range from 3.0% to 6.0%. Mortality has been calculated principally on an experience multiple applied to select and ultimate tables in common usage in the insurance industry. Estimated policy lapses have been determined principally based upon historical experience. Future policy benefit reserves for universal life policies consist of premiums received plus credited interest less accumulated policyholder assessments.

(t)	Rental Revenue

The Partnership recognizes rental revenue in accordance with ASC 840, Leases (ASC 840). ASC 840 requires that revenue be recognized on a straight-line basis over the non-cancelable term of the lease unless another systematic and rational basis is more representative of the time pattern in which the use benefit is derived from the leased property. Renewal options in leases with rental terms that are higher than those in the primary term are excluded from the calculation of straight line rent if the renewals are not reasonably assured. The Partnership commence rental revenue recognition when the tenant takes control of the leased space. The Partnership recognizes lease termination payments as a component of rental revenue in the period received, provided that there are no further obligations under the lease. Amortization expense of above-market leases reduces rental income on a straight-line basis over the non-cancelable term of the lease. Taxes, insurance and reserves collected from tenants are separately shown as reimbursable income and corresponding payments are included in reimbursed property expenses.

F-22	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

(u)	Earnings Per Share

The Partnership presents both basic and diluted earnings per common unit in its consolidated financial statements and footnotes thereto. Basic earnings per common unit (Basic EPS) excludes dilution and is computed by dividing net income or loss allocable to common unit holders by the weighted average number of common units, including vested restricted common units, outstanding for the period. Diluted earnings per common unit (Diluted EPS) reflects the potential dilution of common unit options and unvested restricted common units, if they are not anti-dilutive.

The Partnership calculates EPS using the two-class method, which is an earnings allocation formula that determines EPS for common shares and participating securities. Unvested share-based payment awards that contain nonforfeitable rights to distributions or distribution equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of EPS using the two-class method. Accordingly, all earnings (distributed and undistributed) are allocated to common shares and participating securities based on their respective rights to receive distributions.

See Note 23 for EPS computations.

(v)	Equity Based Compensation

The Partnership accounts for equity-based compensation issued to nonemployees, directors, and affiliates of the Partnership using the current fair value based methodology.

Certain directors of the Partnership have been granted restricted LP units. The Partnership measures the cost of an award of restricted LP units to directors at the fair value of the restricted LP units on the date granted and the resulting compensation cost is expensed over the vesting period on a straight-line basis with a corresponding credit to partnership capital.

Restricted LP units and options to purchase LP units have also been awarded to Tricadia Capital, Tricadia Capital employees and/or its affiliates. The Partnership has determined that the measurement date for restricted LP units and options awarded to nonemployees occurs when the restricted LP units and options vest. The Partnership initially measures the cost of an award of restricted LP units and options to nonemployees at the fair value of the restricted LP units on the date awarded and subsequently measures the cost of the restricted LP units and options at their fair value at each vesting and reporting date throughout the vesting period. The initial compensation cost and subsequent changes thereto are charged to expense over the vesting period with a corresponding credit to partnership capital.

(w)	Income Taxes

Tiptree qualifies as a partnership for U.S. federal income tax purposes. As a partnership, Tiptree will not pay federal income tax and will be treated as a pass through entity. Income of the Partnership is allocated to the individual partners for inclusion in their respective tax returns. The Partnership’s subsidiaries Care, PFG, and TAMCO file both state and federal returns. Any deferred tax assets or, tax liabilities of these subsidiaries are reflected in the consolidated financial statements of the Partnership. These U.S. federal and state income tax returns, when filed, will be subject to examination by the Internal Revenue Service and state departments of revenue. See Note 14.

F-23	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Deferred tax assets and liabilities are determined using the asset and liability method. Under this method, deferred tax assets and liabilities are established for future tax consequences of temporary differences between the financial statement carrying amounts of assets and liabilities and their tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in year in which those temporary differences are expected to reverse. A valuation allowance is established when necessary to reduce a deferred tax asset to the amount expected to be realized.

The Partnership evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether the tax positions are “more-likely than-not” of being sustained by the applicable tax authority. The Partnership’s tax benefit or tax expense is adjusted accordingly for tax positions not deemed to meet the more-likely than-not threshold.

(x)	Administrative Fees Revenue and Expenses

The Partnership earns administrative fee revenue as a third party administrator for insurance contracts. The revenues are recorded as earned. The Partnership pays fees to a third party in conjunction with the administration of certain insurance contracts. The fees are recorded when incurred by the Partnership.

(y)	Premium and Fee Revenue and Related Expenses

Amounts assessed to the policyholders for mortality and expense charges, premium loads, charges for cost of insurance, and policy initiation fees are included in revenues. Death benefits and other benefits paid in excess of the policyholder’s accumulated account value are included in expenses. The Partnership recognizes premiums for life insurance products and other long-duration life insurance products as revenue when due from policyholders. The Partnership matches benefits, losses and related expenses with premiums over the related contract periods.

(z)	Reclassifications

Certain prior period amounts have been reclassified to conform to the current year presentation.

(3)	CLOs and Consolidated Variable Interest Entities

The term CLO generally refers to a special purpose vehicle that owns a portfolio of investments and issues various tranches of debt and subordinated note securities to finance the purchase of those investments. The investment activities of a CLO are governed by extensive investment guidelines, generally contained within a CLO’s “indenture” and other governing documents which limit, among other things, the CLO’s maximum exposure to any single industry or obligor and limit the ratings of the CLO’s assets. Most CLOs have a defined investment period which they are allowed to make investments and reinvest capital as it becomes available.

CLOs typically issue multiple tranches of debt and subordinated note securities with varying ratings and levels of subordination to finance the purchase of investments. These securities receive interest and principal payments from the CLO in accordance with an agreed upon priority of payments, commonly referred to as a “waterfall.” The most senior notes, generally rated AAA/Aaa, commonly represent the majority of the total liabilities of the CLO. This tranche of notes is issued at a specified spread over LIBOR

F-24	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

and normally has the first claim on the earnings on the CLO’s investments after payment of certain fees and expenses. The mezzanine tranches of rated notes generally have ratings ranging from AA/Aa to BB/Ba and also are usually issued at a specified spread over LIBOR with higher spreads paid on the tranches with lower ratings. Each tranche is typically only entitled to a share of the earnings on the CLOs’ investments if the required interest and principal payments have been made on the more senior tranches. The most junior tranche can take the form of either subordinated notes or preference shares and is referred to as the CLO’s “subordinated notes.” The subordinated notes generally do not have a stated coupon but are entitled to residual cash flows from the CLOs’ investments after all of the other tranches of notes and certain other fees and expenses are paid.

CLOs, which are designed to serve as investments for third party investors, generally have an investment manager that selects and actively manages the underlying assets to achieve target investment performance, including avoidance of loss. In exchange for these services, CLO managers typically receive three types of investment advisory fees: senior management fees, subordinated management fees and incentive fees. CLOs also generally appoint a trustee, custodian and collateral administrator, who are responsible for holding a CLO’s investments, collecting investment income and distributing that income in accordance with the waterfall. The Partnership, through a subsidiary acquired in 2012, is a CLO manager of two CLOs; namely TELOS CLO 2007-2, Ltd. (TELOS 2007-2) and TELOS CLO 2006-1, Ltd. (TELOS 2006-1) (collectively Tiptree CLOs). Prior to this acquisition, the Partnership did not consolidate the Tiptree CLOs as it only held an interest in each vehicle which was recorded at fair value. The Partnership met the requirement to consolidate when it acquired the management rights and through the recasting of all financial statements presented has reflected the CLOs as consolidated for all period presented.

Although the Partnership consolidates all of the assets and liabilities of the Tiptree CLOs, the maximum exposure to loss related to the Tiptree CLOs is limited to the Partnership’s investments in the Tiptree CLOs ($9.8 million as of December 31, 2012, $9.3 million as of December 31, 2011 and $11.1 million as of December 31, 2010), the investment advisory fee receivables from the Tiptree CLOs ($3.0 million as of December 31, 2012, $1.3 million as of December 31, 2011 and $1.3 million as of December 31, 2010), and any future investment advisory fees, all of which are eliminated upon consolidation.

The assets of each of the CLOs are held solely as collateral to satisfy the obligations of the CLOs. The Partnership does not own and has no right to the benefits from, nor does it bear the risks associated with, the assets held by the CLOs, beyond its direct investments in, and investment advisory fees generated from, the CLOs. If the Partnership were to liquidate, the assets of the CLOs would not be available to its general creditors, and as a result, the Partnership does not consider them its assets available for the benefit of its investors. Additionally, the investors in the Tiptree CLOs have no recourse to the Partnership’s general assets for the debt issued by the CLOs. Therefore, this debt is not the Partnership’s obligation. For this reason the difference between the fair value of the assets and liabilities at initial consolidation is reflected as appropriated retained earnings.

The table below outlines additional information regarding the loans held by the consolidated CLOs:

(as of December 31, 2012):

	Loan Description	Weighted Average Life	Weighted Average Coupon
Telos 2007-2 Ltd	Broadly syndicated leveraged middlemarket loans	4.13	Libor+4.849%
Telos 2006-1 Ltd	Broadly syndicated leveraged middlemarket loans	3.96	Libor+4.975%
F-25	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

(4)	Operating segment data

The Partnership has three reportable operating segments. The Partnership’s operating segments are organized in a manner that reflects how management views these strategic business units. A description of each of the reportable segment is as follows:

•

Specialty finance operations are conducted through the Partnership’s subsidiaries, MFCA and TAMCO, and also include the principal investing activities of Tiptree parent. Specialty finance consists of various assets; primarily noncontrolling interests in performing and distressed credit assets, and related equity interests, including broadly syndicated and middle market corporate leveraged loans, mezzanine debt, unsecured debt, credit-related derivatives, as well as private equity, exchange-traded equity, and equity options. Also included in this segment are tax-exempt investments primarily related to the activities of MFCA, a subsidiary of Tiptree, which is a specialty finance holding company that invests directly and indirectly in U.S. federally tax exempt bonds.

•

Insurance pertains to the activities of PFG, a subsidiary of Tiptree which is a holding company for various affiliated companies and provides services to these corporate subsidiaries. The operating subsidiaries consist of Philadelphia Financial Life Assurance Company (PFLAC), Philadelphia Financial Life Assurance Company of New York (PFLACNY), Philadelphia Financial Distribution Company (PFDC), and Philadelphia Financial Agency, Inc. (PFA). PFG’s principal activity is the underwriting and marketing of insurance and annuity products. PFLAC is a Pennsylvania-domiciled life insurance company. It is licensed in forty-seven states and the District of Columbia. PFLACNY is licensed exclusively in New York. PFLAC and PFLACNY currently focus primarily on the sale of variable life and variable annuity products. The products are distributed primarily through PFDC, a registered broker/dealer.

•

Real Estate relates to the activities of Care, a subsidiary of Tiptree which is a real estate investment trust (REIT) with a geographically diverse portfolio of senior housing and healthcare-related assets in the United States.

The tabular information that follows shows the segment revenue, profit or loss, and total assets for each of the operating segments for the years ended December 31, 2012, 2011, and 2010. Revenue is derived from the main income components of each segment. For Specialty Finance, it is investment interest, dividend income, and realized and unrealized gains/losses on investment securities. For Insurance, it is investment interest income and fee income. For Real Estate, it is rental income and investment interest. Intersegment revenues refers to those items of revenue which will be eliminated upon consolidation. Included in interest revenue, interest expense, segment profit (loss), and segment assets are items which are eliminated upon consolidation.

F-26	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

December 31, 2012

(in 000s)

Segment Profit or loss and segment assets

	Real Estate	Insurance	Specialty Finance	Intersegment elimination	Totals
Revenues	$16,428	$44,498	$92,771	$—	$153,697
Intersegment revenues	19	3,412	49,327	(52,758)	—
Interest revenue	802	4,498	78,027	(16,220)	67,108
Interest expense	6,310	6,083	53,883	(16,236)	50,040
Depreciation and amortization	3,970	337	—	—	4,307
Segment profit/loss	(510)	3,725	69,630	(37,645)	35,200
Segment assets	185,797	4,354,945	1,509,097	(516,037)	5,533,802

December 31, 2011

(in 000s)

Segment Profit/(loss) and segment assets

	Real Estate	Insurance	Specialty Finance	Intersegment elimination	Totals
Revenues	$18,578	$24,164	$87,282	$—	$130,024
Intersegment revenues	15,086	(620)	54,092	(68,559)	—
Interest revenue	792	4,586	81,533	(16,495)	70,416
Interest expense	5,755	3	52,265	(16,384)	41,640
Depreciation and amortization	3,611	242	—	—	3,852
Segment profit/(loss)	16,535	(763)	68,396	(43,583)	40,585
Segment assets	194,217	3,725,357	1,433,375	(511,146)	4,841,803
December 31, 2010

(in 000s)

Segment Profit/(loss) and segment assets

	Real Estate	Insurance	Specialty Finance	Intersegment elimination	Totals
Revenues	$7,169	$17,265	$207,428	$—	$231,861
Intersegment revenues	(2,272)	322	151,726	(149,776)	—
Interest revenue	558	2,067	90,126	(19,527)	73,224
Interest expense	2,139	1	49,283	(19,422)	32,001
Depreciation and amortization	1,509	—	—	—	1,509
Segment profit/(loss)	(2,464)	322	286,561	(168,898)	115,521
Segment assets	166,877	3,782,972	1,335,923	(473,954)	4,811,818
F-27	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

(5)	Available for Sale Securities

The amortized cost and fair values of available for sale securities held as of December 31, 2012 and 2011, are as follows:

	Amortized cost	Gross unrealized Gains	Gross unrealized losses	Fair Value
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,730,799	$412,594	$(2,911)	$9,140,482
Obligations of states and political subdivisions	475,168	2,752	—	477,920
Corporate	6,076,182	205,968	(5,322)	6,276,828
Certificates of deposit	100,000	—	—	100,000
Asset-backed securities	310,595	5,017	(7,852)	307,760

	$15,692,744	$626,331	$(16,085)	$16,302,990

	Amortized cost	Gross unrealized Gains	Gross unrealized losses	Fair Value
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,819,565	$532,952	$—	$2,219,538
Obligations of states and political subdivisions	2,131,643	87,895	—	10,352,517
Corporate	6,964,398	167,865	(58,343)	7,073,920
Certificates of deposit	100,000	—	—	100,000
Asset-backed securities	996,410	4,597	(26,141)	974,866

	$20,012,016	$793,309	$(84,484)	$20,720,841

The following table summarizes the gross unrealized losses on available-for-sale securities in an unrealized loss position as of December 31, 2012 and 2011:

	2012
	Less Than or Equal to One Year		More Than One Year
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$611,635	$(2,911)	$—	$—
Corporate securities	540,693	(3,652)	148,974	(1,670)
Asset-backed securities	—	—	194,093	(7,852)

Total	$1,152,328	$(6,563)	$343,067	$(9,522)

	2011
	Less Than or Equal to One Year		More Than One Year
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Corporate securities	$2,113,426	$(51,324)	$200,864	$(7,019)
Asset-backed securities	310,808	(1,357)	502,779	(24,784)

Total	$2,424,234	$(52,681)	$703,643	$(31,803)

F-28	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

At December 31, 2012, the Partnership held three securities which were in an unrealized loss position for more than one year. The total unrealized losses on these securities were $9,522. At December 31, 2011, the Partnership had four securities that were in an unrealized loss position for more than one year. At December 31, 2010, there were no available for sale securities that were in a loss position for more than a year. The total unrealized losses on these securities were $31,803. The unrealized losses were attributable to changes in interest rates and not credit-related issues. There have been no other-than-temporary impairments recorded by the Partnership in 2012 or 2011.

The amortized cost and fair values of investments of these debt securities at December 31, 2012, by contractual maturity date, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Due in one year or less	$1,377,792	$1,383,767
Due after one year through five years	8,075,597	8,259,335
Due after five years through ten years	5,378,446	5,733,628
Due after ten years through twenty years	550,314	618,500
Asset-backed securities	310,595	307,760

	$15,692,744	$16,302,990

Purchases of available for sale debt securities were $9,034,204, $14,944,123, and $2,032,089 during 2012, 2011 and 2010, respectively. Proceeds from maturities of available for sale debt securities during 2012 and 2011 were $850,568 and $129,060, respectively. Proceeds from sales of available for sale debt securities during 2012 were $12,793,698. Realized investment gains of $536,111 were recognized on these sales. Proceeds from sales of available for sale debt securities during 2011 were $2,757,809. Realized investment gains of $26,887 were recognized on these sales. Proceeds from sales of available for sales securities during 2010 were $1,676,400. Realized investment gains of $72,817 were recognized on these sales.

F-29	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

(6)	Fair Value of Financial Instruments

The following tables show the fair values and carrying values of the Partnership’s financial assets and liabilities measured on a recurring basis and the associated fair value hierarchy amounts as of December 31, 2012 and 2011 (in thousands):

	December 31, 2012
	Quoted Prices in active markets Level 1	Other Significant Observable inputs Level 2	Significant unobservable inputs Level 3	Fair Value	Carrying Value
Trading Securities:
Exchange-traded equity securities	$2,433	$—	$—	$2,433	$2,433
Privately held equity securities	—	—	7,809	7,809	7,809
Tax exempt securities	—	50,784	—	50,784	50,784
Investment in trusts	—	—	264	264	264
CDO	—	—	650	650	650
CLO	—	—	525	525	525
Corporate Bonds	—	—	16,486	16,486	16,486

Total trading securities	2,433	50,784	25,734	78,951	78,951

Corporate loans	—	756,311	5,855	762,166	762,166
Available for sale securities:
U.S government obligations	—	3,851	—	3,851	3,851
U.S. Treasury securities	5,290	—	—	5,290	5,290
Obligations of state and political subdivisions	—	478	—	478	478
Certificates of deposit	—	100	—	100	100
Corporate bonds	—	6,277	—	6,277	6,277
Asset-backed securities	—	308	—	308	308

Total available for sale securities	5,290	11,013	—	16,303	16,303

Derivative Assets:
CDS	—	—	834	834	834

Total derivative assets	$—	$—	$834	$834	$834

F-30	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

	December 31, 2012
	Quoted Prices in active markets Level 1	Other Significant Observable inputs Level 2	Significant unobservable inputs Level 3	Fair Value	Carrying Value
Separate Account Assets:
Cash	$3,771	$—	$—	$3,771	$3,771
Short-term investments	87,409	—	—	87,409	87,409
Debt Securities:
U.S. Treasury securities	19,230	—	—	19,230	19,230
U.S. government agencies	—	1,625	—	1,625	1,625
Municipal bonds	—	3,034	—	3,034	3,034
Asset-backed securities	—	2,843	—	2,843	2,843
Corporate bonds	—	18,373	—	18,373	18,373
Preferred stocks	25	—	—	25	25
Common stocks	97,600	—	—	97,600	97,600
Mutual funds	146,859	—	—	146,860	146,860
Real estate funds	—	—	2,563,992	2,563,992	2,563,992
Private equity	—	—	251	251	251
Hedge funds
Multi-Strategy	—	58,580	617,979	676,559	676,559
Long/Short	—	32,665	75,640	108,305	108,305
Fund of Funds	—	1,347	123,793	125,140	125,140
Event Driven	—	40,907	29,230	70,137	70,137
Long only	—	31,825	—	31,825	31,825
Global Macro	—	11,562	7,374	18,936	18,936
Fixed Income Arbitrage	—	—	4,994	4,994	4,994
Master limited partnerships	—	—	42,501	42,501	42,501
Fixed Income (Non-Arbitrage)	—	5,013	4,700	9,713	9,713
Other	—	—	1,746	1,746	1,746
Other	—	184	—	184	184

Subtotal — separate account assets	354,894	207,958	3,472,200	4,035,053	4,035,053
Total assets	$362,617	$1,026,066	$3,504,623	$4,893,307	$4,893,307

Liabilities:
Debt Securities:
U.S. Treasury securities	$20,175	$—	$—	$20,175	$20,175

Derivative Liabilities:
IRS	—	3,172	—	3,172	3,172

Total liabilities	$20,175	$3,172	$—	$23,347	$23,347

F-31	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

	December 31, 2011
	Quoted Prices in active markets Level 1	Other Significant Observable inputs Level 2	Significant unobservable inputs Level 3	Fair Value	Carrying Value
Assets:
Trading Securities:
Exchange-traded equity securities	$2,399	$—	$—	$2,399	$2,399
Privately held equity securities	—	—	6,320	6,320	6,320
Tax exempt securities	—	17,535	—	17,535	17,535
Investment in trusts	—	—	52,555	52,555	52,555
CDO	—	—	29	29	29
CLO	—	—	570	570	570
Corporate Bonds	—	—	6,926	6,926	6,926

Total trading securities	2,399	17,535	66,400	86,334	86,334
Corporate Loans		729,817		729,817	729,817
Available for sale securities:
U.S government obligations	—	4,297	—	4,297	4,297
U.S. Treasury securities	6,055	—	—	6,055	6,055
Obligations of state and political subdivisions	—	2,220	—	2,220	2,220
Certificates of deposit	—	100	—	100	100
Corporate bonds	—	7,074	—	7,074	7,074
Asset-backed securities	—	975	—	975	975

Total available for sale securities	6,055	14,666	—	20,721	20,721

Derivative Assets:
CDS	—	—	1,959	1,959	1,959

Total derivative assets	$—	$—	$1,959	$1,959	$1,959

F-32	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

	December 31, 2011
	Quoted Prices in active markets Level 1	Other Significant Observable inputs Level 2	Significant unobservable inputs Level 3	Fair Value	Carrying Value
Separate Account Assets:
Cash	$6,993	$—	$—	$6,993	$6,993
Short-term investments	119,104	—	—	119,104	119,104
Debt Securities:
U.S. Treasury securities	35,791	—	—	35,791	35,791
U.S. government agencies	—	4,577	—	4,577	4,577
Municipal bonds	—	1,705	—	1,705	1,705
Asset-backed securities	—	3,117	—	3,117	3,117
Corporate bonds	—	18,885	—	18,885	18,885
Preferred stocks	73	—	—	73	73
Common stocks	84,751	—	—	84,751	84,751
Mutual funds	118,011	—	—	118,011	118,011
Real estate funds	—	—	2,131,667	2,131,667	2,131,667
Private equity	—	—	1,345	1,345	1,345
Hedge funds:
Multi-Strategy	—	50,414	674,110	724,524	724,524
Long/Short	—	15,979	87,487	103,466	103,466
Fund of Funds	—	—	87,436	87,436	87,436
Event Driven	—	—	29,715	29,715	29,715
Long only	—	22,566	—	22,566	22,566
Global Macro	—	10,706	7,272	17,978	17,978
Fixed Income Arbitrage	—	—	4,382	4,382	4,382
Master limited partnerships	—	—	20,449	20,449	20,449
Fixed Income (Non-Arbitrage)	—	1,753	2,589	4,342	4,342
Other	—	247	1,644	1,891	1,891
Other

Subtotal — separate account assets	364,723	129,949	3,048,096	3,542,768	3,542,768
Total assets	$373,177	$891,967	$3,116,455	$4,381,599	$4,381,599

Liabilities:
Derivative Liabilities:
IRS — 3rd party	$—	$2,799	$—	$2,799	$2,799

Total liabilities	$—	$2,799	$—	$2,799	$2,799

F-33	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

The following table represents additional information about assets that are measured at fair value on a recurring basis for which the Partnership has utilized Level 3 inputs to determine fair value for the years ended December 31, 2012 and 2011:

	January 1, 2012	Net realized/ change in unrealized gains (losses)	Transfers in/out, net of Level 3	Attributable to policy owners	Purchases	Sales	Settlements	December 31, 2012	Change in Unrealized gains (losses) still held (1)
Assets:
CDOs	$28,949	$707,897	$—	$—	$—	$(86,846)	$—	$650,000	$650,000
CLOs	570,300	(45,300)		—	—	—	—	525,000	10,890,870
Corporate Bonds	6,925,923	2,597,580	6,576,725	—	—		386,192	16,486,420	2,597,581
Corporate Bank Loans	—	(9,710,735)	9,981,525	—	1,322,597	(6,095,193)	10,357,158	5,855,352	(10,537,926)
Investment in trusts	52,555,410	4,256,951	(44,235,190)	—	—	(12,312,832)	—	264,339	(3,037,206)
Equity	6,320,127	1,631,477	118,454	—	28,450	—	(289,225)	7,809,283	2,042,695
CDS	1,959,275	(1,124,895)	—	—	—	—	—	834,380	(1,124,895)
Real estate funds	2,131,666,662	—	—	226,823,753	297,389,931	(91,889,408)	—	2,563,990,938	—
Hedge funds	915,083,603	—	(2,652,350)	52,283,736	111,250,589	(168,009,056)	—	907,956,522	—
Private equity	1,345,248	—	—	(384,571)	—	(709,606)	—	251,071	—

Total investments, at fair value	$3,116,455,497	$(1,687,025)	$(30,210,836)	$278,722,918	$409,991,567	$(279,102,941)	$10,454,125	$3,504,623,305	$1,481,118

(1)	Represents the amount of total gains/(losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets classified as level 3 that are still held at December 31, 2012

	January 1, 2011	Net realized/ change in unrealized gains (losses)	Transfers in/out, net of Level 3	Attributable to policy owners	Purchases	Sales	Settlements	December 31, 2011	Change in Unrealized gains (losses) still held (1)
Assets:
CDOs	$143,475	$(58,363)	$—	$—	$—	$(56,163)	$—	$28,949	$(58,363)
CLOs	8,864,371	1,545,605	—	—	—	(9,839,676)	—	570,300	1,545,605
Corporate Bonds	7,785,804	(859,881)	—	—	—	—	—	6,925,923	—
Corporate Bank Loans	—	—	—	—	—	—	—	—	—
Investment in trusts	44,555,594	9,891,840	—	—	34,318,112	(36,210,136)	—	52,555,410	3,159,909
Equity	6,194,417	631,779	—	—	48,237	(554,306)	—	6,320,127	488,170
CDS	4,036,360	(2,077,085)	—	—	—	—	—	1,959,275	(2,077,085)
Real estate funds	2,165,532,409	—	229,868	(45,309,019)	28,786,968	(17,573,564)	—	2,131,666,662	—
Hedge funds	946,486,501	—	7,132,574	16,265,713	152,708,243	(207,509,428)	—	915,083,603	—
Private equity	2,098,627	—	—	(202,468)	—	(550,911)	—	1,345,248	—

Total investments, at fair value	$3,185,697,558	$9,073,895	$7,362,442	$(29,245,774)	$215,861,560	$(272,294,184)	$—	$3,116,455,497	$3,058,236

Liabilities
Operation Partnership Units	$2,095,399	$(167,048)	$—	$—	$—	$(1,928,351)	$—	$—	$—
F-34	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

(1)

Represents the amount of total gains/(losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets classified as level 3 that are still held at December 31, 2011

ASC Topic 820, as amended by ASU 2011-04, requires disclosure of quantitative information about the significant unobservable inputs used in the valuation of assets and liabilities classified as Level 3 within the fair value hierarchy. Disclosure of this information is not required in circumstances where a valuation (unadjusted) is obtained from a third-party pricing service and the information regarding the unobservable inputs is not reasonably available to the Partnership. As such, the disclosure provided below provides quantitative information only about the significant observable inputs used in the valuation of certain privately held securities, and credit default assets.

Assets	Fair Value at December 31, 2012	Valuation Technique	Unobservable input(s)	Range (Weighted average)
Trading Securities:
Privately held equity securities	$1,223,745	Discounted cash flow	Swap rate	0.239% - 0.300% (0.270%)
			CMBS spread	34.50%
			Expected term	1.00 - 4.79 years (2.90 years)
			Expected qtrly cash flows streams (in thousands)	$52 - $1,574 ($147)
Investment in trusts	264,339	Discounted cash flow	Short and long term cash flows	.8435% - 37.469%
Derivative Assets:
CDS	834,380	Market comparable approach	Offered quote	88.28% - 96.66% (93.71%)

Total	$2,322,464

F-35	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

The following tables show the fair values and carrying values the Partnership’s financial assets and liabilities and the fair value hierarchy level(s) associated with these assets and liabilities of as of December 31, 2012 and December 31, 2011 (in thousands):

	December 31, 2012
	Level within Fair Value Hierarchy	Fair Value	Carrying Value
Assets:
Cash and cash equivalents-unrestricted	1	$88,563	$88,563
Cash and cash equivalents-restricted	1	95,853	95,853
Trading Securities	1,2,3	78,951	78,951
Due from brokers, dealers, and trustees	1	17,572	17,572
Due from separate accounts	1	2,128	2,128
Corporate loans	2,3	762,166	762,166
Loans owned	2	8,014	5,467
Policy loans	3	99,123	99,123
Available for sale securities	1,2,3	16,303	16,303
Derivative Assets-CDS	3	834	834
Separate account assets	1,2,3	4,036,053	4,036,053

Total Assets		$5,204,560	$5,202,013

Liabilities:
Debt Securities-U.S. Treasury securities	1	$20,175	$20,175
Derivative Liabilities-IRS	2	3,172	3,172
Mortgage notes payable	3	82,578	95,232
Note payable	3	672,167	672,167
Separate account liabilities	1,2,3	4,035,053	4,035,053
Due to brokers, dealers and trustees	1	43,396	43,396

Total Liabilities		$4,856,541	$4,869,195

F-36	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

	December 31, 2011
	Level within Fair Value Hierarchy	Fair Value	Carrying Value
Assets:
Cash and cash equivalents-unrestricted	1	$97,009	$97,009
Cash and cash equivalents-restricted	1	47,392	47,392
Trading Securities	1,2,3	86,334	86,334
Due from brokers, dealers, and trustees	1	4,166	4,166
Due from separate accounts	1	4,862	4,862
Corporate loans	2	729,817	729,817
Loans owned	2	5,766	5,766
Policy loans	3	90,365	90,365
Available for sale securities	1,2,3	20,721	20,721
Derivative Assets-CDS	3	1,959	1,959
Separate account assets	1,2,3	3,542,768	3,542,768

Total Assets		$4,631,159	$4,631,159

Liabilities:
Derivative Liabilities-IRS	2	$2,799	$2,799
Mortgage notes payable	3	100,161	96,079
Separate account liabilities	1,2,3	3,542,768	3,542,768

Total Liabilities		$3,645,728	$3,641,646

(7)	Derivative Financial Instruments

The Partnership utilizes derivative financial instruments as part of its overall investment activities. Investments in derivative contracts are subject to additional risk that can result in a loss of all or part of an investment. The Partnership’s derivative activities are primarily classified by underlying credit risk, interest rate risk, and equity price risk. In addition, the Partnership is also subject to additional counterparty risk should it’s counterparties fail to meet the contract terms.

Credit Default Swaps

Credit default swaps (CDS) are generally defined as over-the-counter contracts between a buyer and seller of protection against the risk of default on a set of obligations issued by a specified reference entity. The Partnership is exposed to credit risk when there is an unfavorable change in the value of investments as a result of adverse movements in the underlying credit spreads and enters into these contracts as a buyer of protection so as to minimize the credit risk exposure of its investment portfolio.

The Partnership has not entered into any new contracts during 2012, and is party to three contracts, each of which have a notional amount of $5.0 million as of December 31, 2012.

Interest Rate Swaps

The Partnership is exposed to interest rate risk when there is an unfavorable change in the value of investments as a result of adverse movements in the market interest rates. The Partnership enters into interest rate swaps to protect against such adverse movements in the interest rates.

F-37	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Interest rate swaps are contracts whereby counterparties exchange different rates of interest on a specified notional amount for a specified period of time. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Partnership enters into these contracts so as to minimize the underlying interest rate exposure of the investment portfolio. The Partnership is required to post collateral for the benefit of the counterparty. This is included as a component of due from brokers, dealers, and trustees in the consolidated balance sheets.

There was no new activity during the years ended December 31, 2012 and 2011.

Equity Options

The Partnership is exposed to the volatility of the U.S. equity market and has transacted in exchange-traded equity options to protect against adverse movements in the U.S. equity market.

Exchange-traded equity options are contracts that give the right but not the obligation, to purchase or sell the underlying position. The Partnership enters into these contracts so as to minimize its exposure to the U.S. equity market.

The Partnership did not enter into any new contracts during the years ended December 31, 2012 and 2011. It entered into less than 20 contracts in 2010. The Partnership had no contracts outstanding as of December 31, 2012 and 2011.

The following tables identify the fair value amounts of the derivative instruments as of December 31, 2012 and 2011 which are included within the derivative financial instruments balances on the consolidated balance sheets, categorized by primary underlying risk:

	December 31, 2012
	Asset Derivatives
	Credit risk	Interest rate risk	Equity price risk	Total
Credit default swaps	$834,381	$—	$—	$834,381

	Liability Derivatives
	Credit risk	Interest rate risk	Equity price risk	Total
Interest rate swaps	$—	$3,172,338	$—	$3,172,338

	December 31, 2011
	Asset Derivatives
	Credit risk	Interest rate risk	Equity price risk	Total
Credit default swaps	$1,959,276	$—	$—	$1,959,276

	Liability Derivatives
	Credit risk	Interest rate risk	Equity price risk	Total
Interest rate swaps	$—	$2,799,429	$—	$2,799,429

Total liability derivatives	$—	$2,799,429	$—	$2,799,429

F-38	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

The following tables identify the unrealized gain/(loss) amounts included within the change in unrealized appreciation/(depreciation) — derivatives balance of the consolidated statements of operations, categorized by primary underlying risk, for the years ended December 31, 2012, 2011 and 2010:

Change in unrealized appreciation/(depreciation) — derivatives

	2012
	Credit risk	Interest rate risk	Equity price risk	Total
Credit default swaps	$(1,124,895)	$—	$—	$(1,124,895)
Interest rate swaps	—	(372,908)	—	(372,908)

Total	$(1,124,895)	$(372,908)	$—	$(1,497,803)

	2011
	Credit risk	Interest rate risk	Equity price risk	Total
Credit default swaps	$(2,077,085)	$—	$—	$(2,077,085)
Interest rate swaps	—	(2,010,853)	—	(2,010,853)
Operating partnership units	—	—	(836,305)	(836,305)

Total	$(2,077,085)	$(2,010,853)	$(836,305)	$(4,924,243)

	2010
	Credit risk	Interest rate risk	Equity price risk	Total
Credit default swaps	$(3,446,911)	$—	$—	$(3,446,911)
Interest rate swaps	—	(1,219,160)	—	(1,219,160)
Operating partnership units	—	—	836,305	836,305
Equity options	—	—	343,908	343,908

Total	$(3,446,911)	$(1,219,160)	$1,180,213	$(3,485,858)

The following table identifies the realized gain/(loss) amounts included within the realized (losses)/gains — derivatives balance of the consolidated statements of operations as for the years ended December 31, 2011 and 2010 categorized by primary underlying risk. There was no realized gain/(loss) for the year ended December 31, 2012.

	2011
	Credit risk	Interest rate risk	Equity price risk	Total
Operating partnership units	$—	$—	$1,003,353	$1,003,353

	2010
	Credit risk	Interest rate risk	Equity price risk	Total
Equity options	$—	$—	$(76,686)	($76,686)
F-39	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

(8)	Investments in Loans Held at Amortized Cost

As of December 31, 2012, the remaining loan investment is part of a syndicated loan, in which the Partnership has an approximately one-third interest. The loan is secured by skilled nursing facilities, as well as collateral relating to assisted living facilities and a multifamily property. The properties securing the loan are all located in Louisiana. Originally scheduled to mature on February 1, 2011, the loan was extended several times during 2011 and eventually restructured in November 2011. Pursuant to the restructuring, the revised loan has a five year term with a maturity date of November 1, 2016, a 25-year amortization schedule and a limited cash sweep. The interest rate on the loan was increased from London Interbank Offered Rate (“Libor”) plus 4.00% to Libor plus 6.00% in year one through year three, Libor plus 8.00% in year four and Libor plus 10.00% in year five. As part of the restructuring, a new independent operator was brought in to manage the properties. At the time of the restructuring, the Partnership’s portion of the loan had a notional balance of approximately $10.1 million. In conjunction with the restructuring, the Partnership received a revised note with a face amount of approximately $10.5 million. As part of the analysis at the time of the restructuring of the loan, it was determined that the expected future gross receipts, exclusive of interest payments, from this investment were approximately equal to the carrying value of approximately $5.8 million. Accordingly, all principal amortization payments, including prepayments received from the limited cash sweep, are applied to the carrying value of the asset . No gain or loss was recognized as a result of the restructuring. One month Libor was 0.21% and 0.30% at December 31, 2012 and 2011, respectively. Pursuant to ASC 310 Receivables, the Partnership recognizes interest income at the effective interest rate based on Libor in effect at the inception of the restructured loan and are using a weighted average spread of 7.20%.

Accordingly, cash interest will be less than effective interest during the first three years of the loan and cash interest will be greater than effective interest during the last two years of the loan. The cost basis in the loan at December 31, 2012 and 2011 was approximately $5.5 million and $5.8 million, respectively.

(9)	Investments in Partially-Owned Entities

The following table summarizes the Partnership’s investments in partially- owned entities at December 31:

Investment	2012	2011
Star Asia Opportunity, LLC	$22,042	$4,460,249
Star Asia Opportunity II, LLC	5,874,158	—
Cambridge Medical Office Building Portfolio	—	—
Senior Management Concepts Senior Living Portfolio	2,491,974	2,491,224

	$8,388,174	$6,951,473

Star Asia Opportunity, LLC

In August 2011, the Partnership acquired a 27.59% interest in Star Asia Opportunity, LLC (SAO). SAO initially held a portfolio of six Japanese commercial real estate properties. During 2012, these properties were sold and the Partnership received distributions of approximately $5.0 million. The remaining residual interest in SAO is expected to be distributed in 2013 at which time SAO will be dissolved.

F-40	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Star Asia Opportunity, LLC II

In September 2012, the Partnership made a $4.7 million investment in Star Asia Opportunity II, LLC (SAO II) which represented a 20.33% ownership interest. SAO II was a newly formed single purpose LLC which directly held a Japanese real estate property as well as a CMBS position. Including the Partnership, SAO II had a total of 4 investors. On December 20, 2012, SAO II contributed its interest in these assets to Star Asia Japan Special Situations Sub (SAJSS Sub), a newly formed LP. At that time, two of the investors withdrew its membership interests in SAO II so as to retain its interest in SAJSS Sub through a newly formed entity, Star Asia Japan Special Situations LP (SAJSS). As a result of the departure of these two investors, the Partnership and the other remaining investor each held a 50% interest in SAO II. The Partnership and the remaining investor share control equitably with no one party having more control or economic interest than the other party. As such, the Partnership accounts for this investment under the equity method.

Cambridge Medical Office Building Portfolio

On November 30, 2011, the Partnership, through one of its subsidiaries, sold its entire preferred interest in the Cambridge Medical Office Building Portfolio (the Cambridge Portfolio). Prior to this sale, on April 14, 2011, the Partnership’s subsidiary entered into an Omnibus Agreement (the Omnibus Agreement) with Cambridge and certain affiliates regarding our investment in the Cambridge Portfolio. The Omnibus Agreement amended the terms of our investment in the Cambridge Portfolio. Pursuant to the Omnibus Agreement, the Partnership’s subsidiary simultaneously entered into a settlement agreement with Cambridge in regards to the ongoing litigation between the Partnership’s subsidiary and Cambridge. The sale in November resulted in the termination of the Omnibus Agreement. On October 19, 2011, the Partnership’s subsidiary entered into an agreement with Cambridge to amend the Omnibus Agreement (the First Amendment). Pursuant to the First Amendment, Cambridge was granted the ability to purchase our interest in the Cambridge Portfolio at any time up to December 9, 2011 for an amount equal to the sum of $40 million fixed dollar investment plus our accrued but unpaid return (approximately $2.0 million). For the year ended December 31, 2011, the gain on sale of the Cambridge interest was approximately $15.3 million and income from investments in partially-owned entities of approximately $1.1 million was allocable to our investment in the Cambridge Portfolio. For the year ended December 31, 2011, the Partnership received approximately $4.4 million in distributions. For the period from August 13, 2010 (date of acquisition of the subsidiary) to December 31, 2010, the allocable loss from the portfolio of these investments approximated $1.9 million. During this period, the Partnership received approximately $2.8 million in distributions.

Senior Management Concepts Senior Living Portfolio

Until May 2011, the Partnership, through a subsidiary, owned an investment in four (4) independent and assisted living facilities located in Utah and operated by Senior Management Concepts, LLC (SMC), a privately held operator of senior housing facilities. The four (4) private pay facilities contain 408 units of which 243 are independent living units and 165 are assisted living units. Four (4) affiliates of SMC each entered into 15-year leases for the respective facilities that expire in 2022. The Partnership holds 100% of the preferred equity interests and 10% of the common equity interests in the four (4) properties. In May of 2011, with prior consent from the Partnership, three (3) of the four (4) SMC properties were sold. The Partnership received approximately $6.6 million of gross proceeds consisting of approximately $5.2 million representing a partial return of its preferred equity investment in the three (3) sold properties, approximately $0.9 million representing our 10% common equity interest in the sold properties and approximately $0.4 million which satisfied all outstanding delinquent preferred return and default interest payments. In

F-41	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

conjunction with the sale of the three (3) properties, the Partnership returned a security deposit of approximately $0.4 million which was held as payment collateral for those facilities. As of December 31, 2011 and subsequent to the aforementioned sale, the Partnership retains a 100% preferred equity interest and 10% common equity interest in the remaining property in Utah. This facility contains 120 senior living units of which one-half are assisted living and one-half are independent living. The property is subject to a lease which expires in 2022. For the years ended December 31, 2012, 2011, and 2010, the Partnership recognized approximately $0.2 million, $0.1 million, and $0.8 million, respectively, in equity losses from its interest in SMC.

(10)	Investment in Real Estate

Bickford Senior Living Group, L.L.C.

As of December 31, 2012 and 2011, the Partnership owned 17 senior housing facilities. In 2008, the Partnership acquired 14 independent living, assisted living and memory care facilities located in four (4) states, of which six (6) are in Iowa, five (5) in Illinois, two (2) in Nebraska and one (1) in Indiana. These 14 properties were acquired in two separate sale-leaseback transactions from affiliates of Bickford Senior Living Group, L.L.C., a privately-held owner and operator of senior housing facilities (Bickford). The Partnership leases those properties to Bickford Master I, LLC (the Bickford Master Lessee), an affiliate of Bickford pursuant to a triple-net lease, for an initial annual base rent of approximately $9.1 million and additional base rent of approximately $0.3 million, with fixed escalations of 3.0% per annum through June 2023. The master lease provides for four (4) extension options of ten (10) years each. The additional base rent was deferred and accrued until July 2011 and is being paid over a 24 month period that commenced at that time. See also Note 13 for the mortgage loans underlying the Bickford properties.

As an enticement to enter into the leasing arrangement for the properties, the Partnership received additional collateral and guarantees of the lease obligation from parties affiliated with Bickford. The additional collateral pledged in support of Bickford’s obligation to the lease commitment included ownership interests in Bickford affiliated companies. Additionally, the management fees payable to the manager of the facilities are subordinated to the payment of all rent due under the master lease.

The Bickford real estate assets consist of the following:

	December 31, 2012	December 31, 2011
Land	$5,020,000	$5,020,000
Buildings and Improvements	102,002,000	102,002,000
Less: Accumulated depreciation and amortization	(7,500,715)	(4,396,971)

Real estate, net	$99,521,285	$102,625,029

Greenfield Senior Living, Inc.

In September, 2011, the Partnership acquired three assisted living and memory care facilities located in Virginia from affiliates of Greenfield Senior Living, Inc. (Greenfield). The aggregate purchase price for the three properties was $20.8 million. Concurrent with the acquisition, the properties were leased to 3 wholly-owned affiliates of Greenfield, which are responsible for operating each of the properties pursuant to a triple net master lease. The initial term of the master lease is 12 years with two renewal options of 10 years each.

F-42	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Rent payments during the first year are approximately $1.7 million, with annual rental increases of 2.75% during the initial term of the lease. At the end of the initial term, Greenfield, subject to certain conditions, holds a one-time purchase option that provides the right to acquire all three of the properties at the then fair market value. Greenfield has guaranteed the obligations of the tenants under the master lease.

The Greenfield real estate assets consist of the following:

	December 31, 2012	December 31, 2011
Land	$5,600,000	$5,600,000
Buildings and Improvements	14,220,000	14,220,000
Less: Accumulated depreciation and amortization	(514,784)	(142,733)

Real estate, net	$19,305,216	$19,677,267

Future minimum annual rental revenue under the noncancelable terms of the operating leases at December 31, 2012 are as follows (in millions):

2013	$12.7
2014	12.8
2015	13.2
2016	13.6
2017	14.0
Thereafter	85.3

Total	$151.6

(11)	Identified Intangible Assets-

The following table summarizes the Partnership’s identifiable intangible assets as of December 31, (in millions):

	2012	2011
Insurance servicing agreement	$115.9	$—
Accumulated Amortization	(0.1)	—
Insurance licensing agreements	2.5	2.5
Leases in place-including above market leases of 2.7 million	7.7	7.7
Accumulated Amortization	(1.4)	(0.8)

Total	$124.6	$9.5

F-43	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

The following table represents amortization expense for the next five years:

2013	$1,314,913
2014	1,866,653
2015	2,049,738
2016	2,298,913
2017	2,586,742

Total	$10,116,959

(12)	Borrowings under Mortgage Notes Payable

The following table summarizes the company’s outstanding mortgage notes as of December 31, 2012 and 2011 (in millions):

	Interest Rate	Date of Mortgage Note	Maturity Date	December 31, 2012	December 31, 2011
Red Mortgage Capital, Inc
(12 properties)	6.845%	June 2008	July 2015	$72.0	$72.8
Red Mortgage Capital, Inc
(2 properties)	7.17%	September 2008	July 2015	7.3	7.5
Key Bank National Association
(3 properties)	Libor + 4%	September 2011	June 2012	—	15.3
KeyCorp Real Estate Capital Markets, Inc (3 properties)	4.76%	April 2012	May 2022	15.5	—

Subtotal				94.8	95.6
Unamortized premium				0.4	0.5

Total				$95.2	$96.1

The mortgage loan obtained on June 26, 2008 requires a fixed monthly payment of approximately $0.5 million for both principal and interest, until maturity in July 2015, at which time the then-outstanding balance of approximately $69.6 million is due and payable. The mortgage loan obtained on September 30, 2008 (together with the June Bickford Loan the “Bickford Loans”), provides for a fixed monthly debt service payment of approximately $52,000 for principal and interest until the maturity in July 2015 the then outstanding balance of approximately $7.1 million is due and payable. In addition, the Partnership is required to make monthly escrow payments for taxes and reserves for which it is reimbursed by the Bickford Master Lessee under the Bickford Master Lease. Both mortgage loans are serviced by and payable to Red Mortgage Capital, Inc. and contain prepayment restrictions that impact the Partnership’s ability to refinance either of the mortgage loans prior to 2015. The Bickford Loans are secured by separate cross-collateralized, cross-defaulted first priority mortgages/deeds of trust on each of the Bickford properties. The Bickford Loans are non-recourse to the Partnership except for certain non-recourse carveouts (customary for transactions of this type), as provided in the related guaranty agreements for the Bickford Loans. Each Bickford Loan contains typical representations and covenants for loans of this type. A breach of the representations or covenants could result in a default under each of the Bickford Loans, which would result in all amounts owing under each of the Bickford Loans to become immediately due and payable since all of

F-44	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

the Bickford Loans are cross-defaulted. As of December 31, 2012, the Bickford Loans had a weighted average rate of 6.88% and the Partnership was in compliance with respect to the financial covenants related to the Bickford Loans.

On September 20, 2011, in connection with the acquisition of the Greenfield properties, the Partnership entered into the Bridge Loan with KeyBank National Association in the principal amount of approximately $15.5 million (the Bridge Loan). The Bridge Loan bore interest at a floating rate per annum equal to Libor plus 400 basis points, with no Libor floor, and provided for monthly interest and principal payments commencing on October 1, 2011. The Bridge Loan was scheduled to mature on June 20, 2012. On April 24, 2012, the Partnership refinanced the Bridge Loan for the Greenfield properties by entering into three separate non-recourse loans (each a “Greenfield Loan” and collectively the “Greenfield Loans”) with KeyCorp Real Estate Capital Markets, Inc. (KeyCorp) for an aggregate amount of approximately $15.7 million. The Greenfield Loans bear interest at a fixed rate of 4.76%, amortize over a 30-year period, provide for monthly interest and principal payments commencing on June 1, 2012 and mature on May 1, 2022. The Greenfield Loans are secured by separate cross-collateralized, cross-defaulted first priority deeds of trust on each of the Greenfield properties. The Greenfield Loans are non-recourse to the Partnership except for certain non-recourse carveouts (customary for transactions of this type), as provided in the related guaranty agreements for each Greenfield Loan. Each Greenfield Loan contains typical representations and covenants for loans of this type. A breach of the representations or covenants could result in a default under each of the Greenfield Loans, which would result in all amounts owing under each of the Greenfield Loans to become immediately due and payable since all of the Greenfield Loans are cross-defaulted. In June 2012, KeyCorp sold each of the Greenfield Loans to Federal Home Loan Mortgage Corporation (Freddie Mac) under Freddie Mac’s Capital Markets Execution (CME) Program. As of December 31, 2012, the Partnership was in compliance with respect to all financial covenants related to the Greenfield Loans.

(13)	Notes Payable

In connection with the acquisition disclosed in Note 2, the Partnership through its subsidiary PFG, issued a note in July 2012 in the amount of $100 million to a third party. The note bears an annual interest rate of 12.66% and provides for monthly interest and principal payments commencing on August 15, 2012, with final payment on July 15, 2022. Common stock shares of Philadelphia Financial Administration Services Company, the borrower, serve as collateral for the note payable. On December 28, 2012, the Partnership issued a note payable in the amount of $2.5 million at an annual interest rate of 5%. This note was payment for 6.60% of the issued and outstanding Series A Preferred stock and 8.80% of the issued and outstanding Common Shares of PFG. The term of this note is an eighteen month period commencing at the time the ownership of the securities is transferred. The following table summarizes the balance and payment activity of the notes (in millions):

Opening Balance on July 31 2012	$100.0
Principal payments	(2.1)
Additional note December 28, 2012	2.5

Unpaid Principal balance at December 31, 2012	$100.4

Interest expense of $6.1 million was incurred on the note for the period July 13, 2012 to December 31, 2012.

F-45	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

The Partnership includes in its consolidated balance sheets the debt obligations used to finance the investment in corporate loans and other investments owned by the Tiptree CLOs. The carrying amount of the notes represent the accreted value from the initial consolidation at January 1, 2010 (based upon fair values as of December 31, 2009) through the measurement date using the effective interest method.

The Table below summarizes the debt obligations of the CLOs consolidated by Tiptree as of December 31, 2012 and 2011 (in millions):

	12/31/2012
Description	Aggregate Principal amount (in millions)	Spread over three Months LIBOR	Unamortized Discount (in millions)	Carrying amount (in millions)
TELOS 2007-2 (maturity April 2022)
Class A-1	$241.0	0.26%	$34.0	$207.0
Class A-2	40.0	0.40%	9.6	30.4
Class B	27.5	0.55%	8.2	19.3
Class C	22.0	0.95%	10.2	11.8
Class D	22.0	2.20%	12.6	9.4
Class E	16.0	5.00%	13.3	2.7
Subordinated	2.0	—	1.7	1.0

TELOS 2006-1 (maturity October 2021)
Class A-1D	$80.0	0.27%	$11.1	$68.9
Class A-1R	30.0	0.29%	4.2	25.8
Class A-1T	110.0	0.27%	15.3	94.7
Class A-2	60.0	0.40%	14.2	45.8
Class B	27.2	0.49%	8.0	19.2
Class C	22.0	0.85%	10.1	11.9
Class D	22.0	1.70%	12.4	9.6
Class E	16.0	4.25%	13.1	2.9
Subordinated	40.2	—	28.1	12.1

	777.9		206.1	571.8

F-46	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

	12/31/2011
Description	Aggregate Principal amount (in millions)	Spread over three Months LIBOR	Unamortized Discount (in millions)	Carrying amount (in millions)
TELOS 2007-2 (maturity April 2022)
Class A-1	$241.0	0.26%	$37.2	$203.8
Class A-2	40.0	0.40%	10.4	29.6
Class B	27.5	0.55%	8.9	18.6
Class C	22.0	0.95%	10.9	11.1
Class D	22.0	2.20%	13.3	8.7
Class E	16.0	5.00%	13.5	2.5
Subordinated	2.0	—	1.8	0.2

TELOS 2006-1 (maturity October 2021)
Class A-1D	$80.0	0.27%	$12.2	$67.8
Class A-1R	30.0	0.29%	4.6	25.4
Class A-1T	110.0	0.27%	16.8	93.2
Class A-2	60.0	0.40%	15.5	44.5
Class B	27.2	0.49%	8.7	18.5
Class C	22.0	0.85%	10.8	11.2
Class D	22.0	1.70%	13.1	8.9
Class E	16.0	4.25%	13.4	2.6
Subordinated	40.2	—	29.7	10.5

	777.9		220.8	557.1

(14)	Income Taxes

To the extent the source of income being derived by the Partnership is effectively connected income (ECI) or fixed, determinable, annual, or periodical income (FDAP), the Partnership will fulfill its nonresident alien withholding requirement as it pertains to the non-U.S. LP unit holders. Tiptree is a Limited Partnership which generally passes income to its partners. Since separate returns are filed for each subsidiary under Tiptree that are required to file returns, separate deferred tax assets and valuations allowance determinations are made. These subsidiaries file returns in various state jurisdictions and as such may have state withholding obligations arise. If this event arises, the Partnership will take all necessary steps to comply with these withholding requirements.

MFCA

In June, 2011, MFCA merged with the Partnership and became a wholly owned subsidiary. Prior to this, MFCA qualified as a partnership for U.S. federal income tax purposes. As a partnership, MFCA did not pay U.S. federal income tax and was treated as a pass through entity. As a result of the merger, MFCA filed a final short-period 2011 tax return and became a disregarded entity for tax purposes. MFCA Funding Inc., a wholly owned subsidiary of MFCA is organized as a C-corporation for U.S. federal income tax purposes and will pay U.S. federal income tax. Further, MFCA may be subject to certain state and local income taxes.

At December 31, 2012, the taxable subsidiary had net operating loss carry forwards for tax purposes of $1,487,919 and net capital loss carry forwards of $22,204,104. The net operating losses may be carried forward to reduce taxable income through the years 2027 of $651,733, 2028 of $245,589, 2029 of $119,520, 2030 of $131,632, 2031 of $150,024 and 2032 of $189,420. The net capital losses may be carried forward to reduce capital gains through the year 2013 of $22,204,104.

F-47	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Items that gave rise to deferred tax assets and liabilities at December 31, 2012 and 2011 were comprised of the following: unrealized gains on municipal bonds and net operating loss carry forward. The gross deferred tax asset balances as of December 31, 2012 and 2011 were approximately $8,213,956 and $9,400,042, respectively. A 100% valuation has been established against the deferred tax assets as of December 31, 2012 and 2011 because it is more-likely than-not that the Partnership will be unable to utilize the loss carry forwards before their respective expiration dates.

The components of net deferred tax asset are summarized below:

	2012	2011
Deferred tax asset:
Unrealized (losses)/gains on municipal bonds	$(78,251)	$225,509
Net capital loss carryforward	7,771,436	8,720,058
Net operating loss	520,771	454,475

Total	$8,213,956	$9,400,042
Less:
Valuation allowance	(8,213,956)	(9,400,042)

Net tax asset	$—	$—

Income tax expense consisted of the following:

	Year ended December 31
	2012	2011	2010
Deferred tax benefit/(expense)	$1,186,086	$(246,168)	$(91,896)
Change in valuation allowance	(1,186,086)	246,168	91,896

Net deferred tax expense	$—	$—	$—

F-48	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

PFG

Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amount of assets and liabilities in the accompanying financial statements and those in the PFG’s income tax returns. Management believes the existing net deductible temporary differences are realizable on a more likely than not basis. The sources of these differences and the approximate tax effect as of December 31, 2012 and 2011 are as follows:

	2012	2011
Unamortized policy acquisition costs	$10,862,661	$13,791,227
Net operating loss carryforward	9,540,474	6,322,694
Ceded premiums due and deferred	305,799	523,915
Acquisition costs	470,765	—
Compensation related	230,595	121,895
Other	284,307	115,427
Valuation allowance	(130,367)	(2,292,242)

Total deferred tax assets	21,564,234	18,582,916

Insurance policies and contracts acquired	(14,482,611)	(14,977,576)
Intangible Assets	(1,483,537)	—
Unrealized gains on investments	(213,586)	(249,947)
Adjustment for market reserve	(42,006)	(112,658)

Total deferred tax liabilities	(16,221,740)	(15,340,181)

Net deferred tax asset	$5,342,494	$3,242,735

The Partnership has net operating loss carryforwards associated with its life insurance operations of $20,344,011, which have been generated by taxable losses in 2010, 2011 and 2012, and if unused will expire in 2025, 2026 and 2027, respectively. Management has determined that these deferred tax assets are more likely than not to be realized in the future.

The Partnership has net operating loss carryforwards associated with its nonlife operations of $6,914,486, which have been generated by taxable losses, and if unused will expire between 2019 and 2032. In 2008, management made the determination that it is not more likely than not that the deferred tax assets associated with the net operating loss carryforwards existing at the time will be realized. Consequently, a full valuation allowance was established on these deferred tax assets, and subsequently on those attributable to net operating losses generated in 2009 and 2010. During 2012, management made a determination that it is more likely than not that the net operating losses will be utilized in the future. As a result of this determination, a valuation allowance in the amount of $2,281,742 was released in 2012. During 2012, an additional valuation allowance of $119,867 was added.

Management has determined that the deferred tax assets, after reduction for valuation allowance, are more likely than not to be realized in the future.

F-49	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Current income tax payable was $446,219 and $0 at December 31, 2012 and 2011, respectively. A reconciliation of the income tax provision computed using the federal income tax rate of 35% to income before federal income taxes is as follows:

	2012	2011
Computed federal income tax provision at statutory rate	$1,171,569	$(434,928)
State income tax	426,010	—
Change in valuation allowance	(2,161,875)	(209,552)
Net other permanent differences	187,118	164,339

	$(377,178)	$(480,141)

The amounts above are included as a component of other expense on the Partnership’s consolidated income statements. As of December 31, 2012 and 2011, the Partnership had no material unrecognized tax benefits or accrued interest and penalties. The Partnership’s policy is to account for interest as a component of interest expense and penalties as a component of other expense. The major tax jurisdiction for the Partnership is the U.S. U.S. federal tax years 2009 through 2011 were open for examination as of December 31, 2012.

Care

Care is taxed as a REIT under Sections 856 through 860 of the Internal Revenue Code. To qualify as a REIT, Care must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of our REIT taxable income to stockholders. As a REIT, Care generally will not be subject to U.S. federal income tax on taxable income that is distributed to its stockholders. For the year ended December 31, 2012, Care’s taxable income did not exceed cumulative dividend distributions. If Care fails to qualify as a REIT in any taxable year, it will then be subject to U.S. federal income tax on its taxable income at regular corporate rates and will not be permitted to qualify for treatment as a REIT for U.S. federal income tax purposes for four (4) years following the year during which qualification is lost unless the Internal Revenue Service grants it relief under certain statutory provisions. Such an event could materially adversely affect its net income and net cash available for distributions to stockholders.

TAMCO

TAMCO is a wholly-owned subsidiary of TAMCO Manager, Inc. (TAMCOM), which files a consolidated U.S. federal income tax return. TAMCO, formed in 2012, has a current income tax payable of $56,661 as of December 31, 2012. TAMCO has no deferred income tax assets or liabilities nor any operating loss carryforwards.

F-50	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

(15)	Separate Accounts

Information regarding the separate accounts as of and for the years ended December 31, 2012 and 2011 is as follows (in thousands):

	Nonguaranteed Separate Accounts
	2012	2011
Premiums, considerations or deposits	$363,169	$70,261
Reserves:
For accounts with assets valued at fair value	4,032,895	3,537,862

Total reserves	$4,032,895	$3,537,862

By withdrawal characteristics:
Subject to discretionary withdrawal at fair value	$4,032,895	$3,537,862

Total reserves	$4,032,895	$3,537,862

(16)	Convertible Preferred Units

On April 1, 2011, the Partnership issued 1,517,429 convertible preferred units (Preferred Units) at a purchase price of $21.17 per unit or a total price of $32.1 million. Each Preferred Unit is convertible at the option of the holder into one Tiptree limited partnership common unit (Common Units). Each Preferred Unit is treated on an “as converted” basis as it pertains to voting rights. The Preferred Units are senior to Common Units with respect to distribution rights and liquidation preference. Net proceeds from the transaction were approximately $30.5 million. Issuance costs of approximately $1.6 million were recorded as a reduction in partnership capital.

To the extent there is net income, the Partnership will pay holders of Preferred Units quarterly dividends at an initial rate of 7% per annum for the first twelves months. This rate increases to 8% per annum for the twelve to eighteen month period, then 9% per annum for the eighteen to twenty-four month period, and then 10% per annum for the period after twenty-four months. In addition to these cash distributions, to the extent there is net income, the Preferred Units shall also accrete quarterly at the same per annum rate scale. Aside from a holder’s ability to convert the Preferred Units into Common Units, an automatic conversion will occur upon a consummation of a qualified transaction. A qualified transaction is defined as any a transaction in which: (i) the Partnership consolidates or merges with or into another person who thereby acquires more than 50% of the surviving entity; (ii) the Partnership sells, assigns, transfers, conveys or otherwise disposes of all or substantially all of the properties or assets of the Partnership to another person; (iii) the Partnership consummates a purchase agreement or other business combination with another person who thereby acquires more than 50% of the outstanding partnership units; (iv) any person makes a tender or exchange offer that is accepted by the unitholders of more than 50% of the outstanding partnership units (on an as-converted basis); (v) any person or group otherwise becomes the beneficial owner, directly or indirectly, of either 50% or more of the outstanding partnership units or 50% or more of the partnership units not held by such person(s) as of April 1, 2011; (vi) the Partnership, directly or indirectly, in one or more related transactions consolidates or merges with or into another person whose securities are traded on The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, The New York Stock Exchange or The NYSE Amex Equities in which unit holders of the Partnership receive securities of the surviving entity that continue to be traded on one of the foregoing exchanges; or (vii) the

F-51	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Partnership consummates an underwritten public offering. The Preferred Units shall be automatically redeemed by the Partnership at a redemption price equal to the accrued Preferred Unit amount based on the following schedule; one-third on the third anniversary of the issuing date, one half of the remaining amount on the fourth anniversary of the issuing date, and the remainder on the fifth anniversary of the issuing date. The Partnership made cash distributions of approximately $2.6 million for year ended December 31, 2012 and $1.1 million for the year ended December 31, 2011.

(17)	Limited Partner Unit Incentive Plan

On June 12, 2007, the Partnership’s Board of Directors adopted Tiptree’s 2007 LP Unit Incentive Plan and 2007 LP Unit Incentive Plan for Non-Natural Persons (collectively, the Plan). A total of 900,000 Common Units were reserved and available for issuance under the Plan. The Partnership granted 540,000 options to purchase Common Units to Tricadia Capital. In addition, certain directors of the Partnership have been granted 172,345 of the restricted Common Units issued and 191,165 restricted Common Units have been granted to Tricadia Capital employees and its affiliates. Former Tricadia Capital employees have forfeited 3,510 of these restricted Common Units.

Options

Under the terms of the Plan, option exercise prices are equal to the fair market value of the Common Units at the date of grant; the option exercise date on any vested option units is any time prior to the tenth anniversary of the grant date; and option units shall vest and become nonforfeitable with respect to one-third of the option units initially granted on each of the first, second, and third anniversaries of the grant date; vesting periods are three years.

Upon exercise of a unit option, the Partnership will receive cash in the amount of the exercise price and consequently issues a new unit from remaining authorized but unissued units outstanding.

As of December 31, 2012 and December 31 2011, 540,000 options are vested and outstanding. As of December 31, 2012 and 2011, there are no unvested options outstanding.

The following tables summarize information regarding outstanding and exercisable options as of December 31, 2012 and 2011:

	Outstanding	Exercisable
December 31, 2012:
Number of units under option	540,000	540,000
Weighted average exercise price per unit	$15.00	$15.00
Aggregate intrinsic value	$5,670,000	$5,670,000
Weighted average contractual term remaining	4.70 years	4.70 years

	Outstanding	Exercisable
December 31, 2011:
Number of units under option	540,000	540,000
Weighted average exercise price per unit	$15.00	$15.00
Aggregate intrinsic value	$4,779,000	$4,779,000
Weighted average contractual term remaining	5.50 years	5.50 years
F-52	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

The Partnership has determined that the measurement date for unit options awarded to nonemployees occurs when the unit options vest. The fair value of unvested unit option awards for nonemployees is initially estimated on the date of grant using the Black-Scholes Merton option valuation model, and subsequently re-measured on each reporting date throughout the vesting period with changes in fair value during the requisite service period being recognized as compensation cost through that period. The final vesting date was June 12, 2010 when the fair value of the newly vested options was $3.82. The assumptions set forth in the table below were used for the June 12, 2010 vesting date:

Fair market value of unit	$18.12
Estimated risk-free interest rate	2.80%
Annual dividend yield	10%
Estimated volatility factor	51.37%
Weighted average expected term of options	7.00 years

There were no exercises of unit options for the years ended December 31, 2012 and 2011. As of December 31, 2012, all compensation costs related to unit options have been recognized. Option unit expense of $286,117 for 2010 was included within non cash compensation expense in the consolidated statements of operations. There was no option unit expense in 2012 or 2011.

Restricted LP units

A holder of the restricted LP units, as per the terms of the Plan, have all of the rights of a unitholder, including the right to vote and receive distributions. The restricted LP units shall vest and become nonforfeitable with respect to one-third of Tiptree units granted on each of the first, second, and third anniversaries of the date of the grant.

The following table summarizes restricted LP unit activity for a period which includes for the years ended December 31, 2012 and 2011:

Number of shares
Unvested units as of December 31, 2010	63,493
Granted	3,450
Vested	(31,742)
Forfeited	—

Unvested units as of December 31, 2011	35,201
Granted	—
Vested	(32,900)
Forfeited	—

Unvested units as of December 31, 2012	2,301

In accordance with ASC Topic 505, Equity, the Partnership has determined that the measurement date for restricted LP units awarded to nonemployees occurs when the units vest. The fair value of unvested LP units granted to nonemployees is initially estimated based on the fair value of the individual assets and liabilities of the Partnership on the date of grant, and subsequently re-measured on each reporting date throughout the vesting period with changes in fair value during the requisite service period being recognized as compensation cost through that period. The per unit fair value of unvested LP units was $26.36 and $23.80 as of December 31, 2012 and 2011, respectively.

F-53	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

As of December 31, 2012, the total unrecognized compensation cost related to restricted units was approximately $0.02 million, which is expected to be recognized as compensation expense over a weighted average period of 0.8 years. Total unrecognized compensation cost was approximately $0.1 million and $0.6 million as of December 31, 2012 and 2011 respectively.

Restricted unit expense was $0.03 million, $0.6 million and 1.3 million for the years ended December 31, 2012, 2011, and 2010, respectively, which are included within non cash compensation expense in the consolidated statements of operations.

(18)	Related Party Transactions

(a)	Mariner Investment Group LLC

Tricadia Holdings, L.P., the parent of Tiptree Capital, and Mariner Investment Group, LLC (Mariner), have a relationship and ongoing services agreement under which a portion of Mariner’s revenues are tied to the success of Tiptree Capital. Under the services agreement, Mariner provides certain support services to Tricadia Capital and its affiliates including back office, human resources, marketing, compliance, legal support, and investor relations. The Partnership believes that this relationship and the services agreement enhance Tricadia’s operational infrastructure. However, Mariner is not responsible under the services agreement for the Partnership’s day-to-day business, operations, risk monitoring or supervision. In addition, the Partnership has retained Back Office Services Group, Inc. (BOSG), an affiliate of Mariner, to perform certain back office, administrative and accounting services for the Partnership.

(19)	Allocation of Net Income or Net Loss

Net income or net loss for any allocation period is allocated among the partnership unitholders in the proportion that each LP unit represents to all of the outstanding LP units.

(20)	Concentration of Credit Risk

(a)	Counterparties

The Partnership is subject to certain inherent credit risks arising from its transactions involving counterparties to CDS and IRS positions. As of December 31, 2012, the CDS positions have a cumulative notional amount of $15.0 million and a fair value of $2.0 million. The counterparty for all of these CDS positions is Bank of America, N.A. Morgan Stanley Capital Services, Inc. is also a counterparty to one IRS contract with a $20 million notional and fair value of approximately $(3.3) million.

The Partnership’s policy is to monitor its market exposure and counterparty risk through the use of various credit exposure reporting and control procedures.

(b)	Transactions with Custodians and Trustees

Tiptree, TAMCO and Care maintain unrestricted cash and cash equivalents and certain financial positions in accounts held by J.P. Morgan Securities Inc., its custodian pursuant to a custodial agreement. MFCA held substantially all of its cash and cash equivalents with U.S. Bank. PFG held

F-54	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

substantially all of its cash and cash equivalents with Wilmington Trust. If these and other agents do not fulfill their obligations, the Partnership may be exposed to risk. The risk of default depends on the creditworthiness of the agent. The Partnership limits its credit risk by selecting financial institutions considered to be highly creditworthy.

(21)	Reinsurance

PFG reinsures portions of its insurance risks with other insurers as is customary in the industry. The following table provides additional information on PFG’s direct and ceded business as of December 31, 2012 and 2011:

	Direct amount	Ceded to other companies	Net amount
2012:
Life insurance in force	$4,717,279,037	$3,587,345,068	$1,129,933,969
Deposits	342,244,097	10,536,852	331,707,245
2011:
Life insurance in force	$4,795,592,103	$3,689,513,278	$1,106,078,825
Deposits	71,536,147	9,577,607	61,958,540

On October 29, 1999 and immediately prior to the acquisition of AGL by PFG, AGL entered into two reinsurance agreements with a reinsurance company (the reinsurer). Under the first reinsurance agreement, the reinsurer assumed as direct obligations approximately 90% of AGL’s in force ordinary life and annuity business and 100% of AGL’s accident and health business.

Under the second reinsurance agreement effective October 29, 1999, the PFG reinsured all of it’s remaining in force ordinary life and annuity business to the reinsurer. The amount coinsured with the reinsurer is 100% of the policy obligations relating to the business. As of December 31, 2012 and 2011, ordinary life and annuity polices with reserves totaling $7,301,756 and $7,235,820, respectively, were reinsured with the reinsurer. PFG also ceded reserves to other reinsurers of $1,500,317 and $1,484,895 at December 31, 2012 and 2011, respectively. During 2012 and 2011, PFG ceded premiums of $10,536,852 and $9,577,607, respectively, to reinsurers and reported ceded death benefits of $2,384,877 and $1,507,474 during 2012 and 2011, respectively.

Should any reinsurer be unable to fulfill its obligation at the time of a claim, the ultimate liability remains with PFG as primary insurer. PFG evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from activities or economic characteristics of the reinsurers in order to minimize exposure to significant loss from reinsurer insolvencies.

F-55	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

(22)	Commitments and Contingencies

Contractual Obligations

The table below summarizes Care’s, PFG’s, and TAMCO’s contractual obligations as of December 31, 2012 (in millions):

	2013	2014	2015	2016	2017	Thereafter	Total
Mortgage notes payable and related interest (1)	$7.5	$7.5	$81.4	$1.0	$1.0	$17.0	$115.3
Base Service fee obligations (2)	0.5	—	—	—	—	—	0.5
Notes payable (3)	5.4	7.7	10.0	10.0	10.4	54.4	97.9
Notes payable CLOs (4)	—	—	—	—	—	777.9	777.9
Operating lease obligations (5)	1.6	1.6	1.6	1.4	0.8	2.1	9.1

Total	$15.0	$16.8	$93.0	$12.4	$12.2	$851.4	$1,000.7

(1)	Mortgage notes payable include mortgage notes entered into by Care in connection with its acquisition of several properties (See Note 12 “Borrowings under Mortgage Notes”).
(2)	Care subsidiary TREIT base service fee, subject to increase or decrease based on changes in stockholders’ equity.
(3)	Note payable relates to Philadelphia Financial acquisition of the administrative services rights from The Hartford (See Note 13: “Notes Payable”).
(4)	CLO Notes Payable principal is payable at stated maturity, 2021 for TELOS 2006-1 and 2022 for TELOS 2007-2.
(5)	Minimum rental obligations for Care and PFG office leases.

(a)	Care

As of December 31, 2012 and 2011, rent expense for Care’s office lease was approximately $0.2 million and $0.2 million, respectively.

Litigation

Care is not presently involved in any material litigation or, to the Partnership’s knowledge, is any material litigation threatened against Care or its investments, other than routine litigation arising in the ordinary course of business. Management believes the costs, if any, incurred by Care related to litigation will not materially affect its financial position, operating results or liquidity.

Cambridge Litigation

On November 25, 2009, Care filed a lawsuit in the U.S. District Court for the Northern District of Texas against Mr. Jean-Claude Saada and 13 of his companies (the Saada Parties), seeking various declaratory judgments relating to Care’s various partnership agreements with respect to the Cambridge Portfolio. Saada brought a number of counterclaims against Care. On April 14, 2011 (effective April 15, 2011) Care settled all litigation with the Saada Parties and the Cambridge entities, and all litigation between the parties was dismissed with prejudice, ending the litigation.

Shareholder IPO Litigation

On September 18, 2007, a class action complaint for violations of Federal securities laws was filed in the United States District Court, Southern District of New York alleging that the Registration

F-56 (Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Statement relating to the initial public offering of shares of Care common stock, filed on June 21, 2007, failed to disclose that certain of the assets in the contributed portfolio were materially impaired and overvalued and that Care was experiencing increasing difficulty in securing warehouse financing lines. Upon the conclusion of discovery, Care filed a motion for summary judgment. By Opinion and Order dated December 22, 2010, the Court granted Care summary judgment motion in its entirety and directed the Clerk of the Court to enter judgment accordingly.

On January 11, 2011, the parties entered into a stipulation ending the litigation. In the stipulation: (i) plaintiffs waived any and all appeal rights that they had in the action, including, without limitation, the right to appeal any portion of the Court’s Opinion and Order granting Care’s summary judgment or the judgment entered by the Clerk; (ii) Care waived any and all rights that it had to seek sanctions of any form against plaintiffs or their counsel in connection with the action; and (iii) each party agreed it would bear its own fees and costs in connection with the action. The stipulation was so ordered by the Court on January 12, 2011, bringing the litigation to a close.

(b)	PFG

Litigation

PFG is involved in various legal proceedings and litigation and threatened litigation. Such actions are not yet at a stage where management is able to make an assessment of whether an adverse judgment against PFG is likely and, in such event, whether any such adverse judgment would likely have a material effect on the financial position of PFG.

In an action entitled Carol B. Curran et al., on behalf of themselves and all others similarly situated v. AGL Life Assurance Company, et al, Case No. 2009CV907, plaintiffs filed a class action in August 2009 in the District Court of Boulder County, Colorado against certain PFG subsidiaries and other parties in respect of annuities plaintiffs purchased from such subsidiaries, which incurred losses in 2008 from its underlying investments, largely as a result of the frauds committed by Thomas Petters and Bernard Madoff. Plaintiffs assert various claims under Colorado statutory and common law, including state securities act claims, breach of fiduciary duty, negligence, civil conspiracy, and fraudulent omission. The AGL Defendants answered Plaintiffs’ complaint, denying any wrongdoing or liability to Plaintiffs. The AGL Defendants also asserted cross-claims against Defendants Neal Greenberg, Greenberg and Associates Securities, Inc., and Agile Group, LLC and third-party claims against Tactical Allocation Services LLC. The class was certified in August 2011.

(see Subsequent Events Note 25 for additional information regarding this litigation)

The Phoenix Companies, Inc. (from whom Tiptree acquired PFG) has agreed to indemnify PFG in connection with liabilities arising from specified pre-closing acts or omissions. The Curran litigation falls within the scope of this indemnification. However, an adverse judgment in this litigation that is ultimately sustained on appeal and in respect of which The Phoenix Companies, Inc. ultimately fails to provide indemnification, in whole or in part, could have a material adverse effect on PFG’s financial position and results of operations, and an indirect material adverse effect on Tiptree’s financial position and results of operations.

(23)	Earnings Per Share

The Partnership calculates basic net income per common unit based on the Partnership’s units outstanding as well as its unvested restricted units. The unvested restricted units are included because they are eligible to

F-57	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

receive distributions. Diluted net income for the period takes into account the effect of dilutive instruments, such as options on common partnership units, but uses the average unit price for the period in determining the number of incremental units that are to be added to the weighted average number of common partnership units outstanding. Net income allocable to common unit holders is determined by subtracting from net income convertible preferred distributions, common and restricted stock unit distributions and applying an allocation percent which is determined by dividing the number of common units by the total of the number of convertible preferred units and common units.

The following table presents a reconciliation of basic and diluted net income per common unit for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
	(In thousands, except per unit data)
Basic:
Net income as reported	$35,200	$40,585	$115,521
Less: convertible preferred dividends	(2,789)	(1,724)	—
Common & restricted stock unit distributions	—	(6,850)	(12,630)
Allocation percent (2)	89.41%	87.50%	100.00%
Net income allocable to common unit holders	$28,980	$34,858	$115,521
Weighted average number of common units outstanding	11,727	10,258	9,733

Basic net income per unit	$2.47	$3.40	$11.87

Diluted:
Net income as reported	$35,200	$40,585	$115,521
Less: convertible preferred dividends	(1,979)	(1,724)	—
Common & restricted stock unit distributions	—	(6,850)	(12,630)
Allocation percent (2)	89.41%	87.50%	100.00%
Net income allocable to common unit holders	$28,980	$34,858	$115,521
Weighted average number of common units outstanding	11,727	10,258	9,733
Effect of diluted securities:
Stock options	215	184	130
Warrants	54	—	—
Diluted potential common shares	11,996	10,442	9,863

Diluted net income per unit	$2.42	$3.34	$11.71

Included in the diluted earnings per unit computation for all years presented are 540,000 incremental shares from the assumed exercise of dilutive units computed using the treasury stock method.

(2)	Allocation percent defined as: common units as a percent of total units, including convertible preferred

(24)	Distributions

For year to date ended December 31, 2012, the Board of Directors did not approve any cash distributions.

For the year ended December 31, 2011, the Board of Directors of Tiptree approved cash distributions totaling $0.70 per LP Unit. Total distributions paid for the year totaled $6.9 million. For the year ended December 31, 2010, approved cash distributions totaled $1.30 per LP unit with total distributions $12.6 million.

F-58	(Continued)

TIPTREE FINANCIAL PARTNERS, L.P.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

(25)	Subsequent Events

A subsidiary of TAMCO, Telos Asset Management LLC (Telos), closed Telos CLO 2013-3 (Telos Ill) in February 2013. As of December 31, 2012, $20.4 million is carried with respect to Telos III, as investments in loans at fair value on the Partnership’s consolidated balance sheet. Also in February 2013, Telos has entered into a new $120 million warehouse credit facility to purchase corporate credit assets that are ultimately intended to be transferred into another new CLO with a target original principal balance of $350 million. This CLO is anticipated to close by the third quarter.

On April 3, 2013, Tiptree committed $10.0 million to purchase a majority of the voting equity interests in Sienna Capital Finance LLC, of which $7.31 million of that commitment has been funded. The results of operations of Sienna will be consolidated into the Partnership’s financial statements upon Tiptree gaining a controlling interest.

On April 4, 2013, Tiptree signed a definitive agreement to make a $5 million term loan to Luxury Mortgage Corp. The terms of the transaction also provide Tiptree with a substantial equity position consisting of an immediate ownership of 67.5% of the common stock of Luxury Mortgage Corp. The results of operations of Luxury will be consolidated into the Partnership’s financial statements upon Tiptree gaining a controlling interest.

On February 1, 2013, Care acquired a 75% interest in a newly formed limited liability company (“Care Cal JV LLC”) whose subsidiaries own two senior housing apartment buildings located in New York containing an aggregate 202 units. Affiliates of Calamar Enterprises, Inc. (“Calamar”), a full service real estate organization developed the properties and own a 25% interest in Care Cal JV LLC. The aggregate valuation of the properties was $23.3 million. The properties are encumbered by two separate loans with an aggregate debt balance of approximately $18.3 million.

On March 15, 2013, the court granted its preliminary approval to a class settlement of the Curran litigation described in Note 22(b). A final hearing to approve the settlement is scheduled for May 28, 2013. Until then, class members may submit objections to the proposed settlement. There can be no assurance that the settlement will be approved at such hearing. The Phoenix Companies (from whom Tiptree acquired PFG) has agreed to indemnify PFG in connection with this litigation. However if there is an adverse judgment in this litigation or PFG incurs material out-of-pocket expenses in defending this litigation and The Phoenix Companies fail to indemnify, it would have a material adverse effect on Tiptree’s financial position or results of operations.

On March 15, 2013, Tiptree made incentive compensation payments to Tricadia Holdings, L.P. and Mr. Geoffrey Kauffman. These payments were used to purchase 50,000 LP units from Tiptree, 37,500 LP units by Tricadia and 12,500 LP units by Mr. Kauffman.

The Partnership has evaluated events that have occurred from January 1, 2013 through May 13, 2013 (the date these consolidated financial statements were available to be issued) and except as already included in the notes to the consolidated financial statements, it has determined that no events have occurred that would require recognition or additional disclosures in these audited consolidated financial statements to prevent them from being misleading.

F-59	(Continued)

Appendix A

EXECUTION VERSION

CONTRIBUTION AGREEMENT

among

CARE INVESTMENT TRUST INC.

TIPTREE OPERATING COMPANY, LLC,

and

TIPTREE FINANCIAL PARTNERS, L.P.

Dated as of December 31, 2012

i

Exhibits and Schedules

Exhibit A	Form of Amended and Restated Articles
Exhibit B	Form of Registration Rights Agreement
Exhibit C	Form of New Acquirer Operating Agreement

ii

CONTRIBUTION AGREEMENT

CONTRIBUTION AGREEMENT (this “Agreement”), dated as of December 31, 2012 (the “Effective Date“), among Care Investment Trust Inc., a Maryland corporation (“Care” or the “Company” ), Tiptree Operating Company, LLC, a Delaware limited liability company (“Acquirer”) and Tiptree Financial Partners, L.P., a Delaware limited partnership (“Contributor”). Company, Acquirer and Contributor are sometimes referred to herein collectively as “Parties” and individually as a “Party”.

RECITALS

WHEREAS, as of the Effective Date Contributor beneficially owns approximately 91.3% of Company Common Stock outstanding;

WHEREAS, Contributor owns (i) 100% of the membership interests of Muni Funding Company of America, LLC, a Delaware limited liability company (“MFC”), (ii) 100% of the outstanding shares of common stock of PFG Holdings Acquisition Corp., a Delaware corporation (“PFG”), and (iii) 100% of the outstanding shares of common stock of TAMCO Manager, Inc. (“TAMCO”), a Delaware corporation (collectively, together with any Subsidiary of Contributor (other than Company or any Subsidiary of Company formed prior to Closing) acquired after the Effective Date and prior to the Closing, the “Acquired Companies,” and Contributor’s equity interests in the Acquired Companies, the “Acquired Interests”);

WHEREAS, Contributor wishes to contribute to Acquirer, and Acquirer wishes to acquire from Contributor, at Closing (as hereinafter defined) all of Contributor’s assets (other than the Owned Company Common Stock), including the Acquired Interests, in exchange for (a) membership interests in Acquirer and (b) shares of Company Class B Common Stock, all as provided for herein (the “Contribution”);

WHEREAS, in connection with the Contribution, Company will adopt the Amended and Restated Articles providing, among other things, for the creation of Company Class B Common Stock, the redesignation of shares of Company Common Stock outstanding immediately prior to Closing as Company Class A Common Stock and the change of Company’s name to “Tiptree Financial Inc.”;

WHEREAS, Company is the sole member and the manager of Acquirer;

WHEREAS, the Parties intend the Contribution and the Company Transfer (as defined below) to generally qualify for non-recognition of gain or loss for U.S. federal income tax purposes pursuant to Section 721 of the Code;

WHEREAS, as a result of the Contribution, Acquirer will be owned by Company and Contributor as the two members of Acquirer;

WHEREAS, simultaneously with the Contribution, Contributor will purchase from Acquirer certain warrants to purchase Acquirer Common Units, subject to the terms and conditions of the Agreement;

WHEREAS, the holders of Contributor Preferred Units, will at the option of the holders thereof, be exchanged for shares of Company Class A Common Stock owned by Contributor or Contributor Common Units, at Closing, subject to the terms and conditions of this Agreement and the Contributor Limited Partnership Agreement;

WHEREAS, at Closing, Contributor will distribute shares of Company Class A Common Stock then owned by it or additional Contributor Common Units to holders of Contributor Common Units, at their election, subject to the terms and conditions of this Agreement and the Contributor Limited Partnership Agreement;

3

WHEREAS, Company has established a Special Committee (the “Special Committee”) comprised of the independent directors of the board of directors of Company (the “Company Board”) empowered to, among other things, negotiate the terms of the transactions contemplated by this Agreement;

WHEREAS, the Parties have determined that the Contribution and the other transactions contemplated herein are advisable and in the best interests of their respective organizations and equity holders and accordingly have agreed to consummate the Contribution and other transactions contemplated herein; and

WHEREAS, the Parties desire to make certain representations, warranties, covenants, and agreements in connection with the Contribution and the other transactions contemplated herein and also prescribe certain conditions to the Contribution and other transactions, all as specified herein.

NOW, THEREFORE, in consideration of the premises, and the representations, warranties, covenants, and agreements contained herein, and intending to be legally bound hereby, each of the Parties hereby agrees as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Defined Terms. For purposes of this Agreement:

“Acquirer Common Unit” means a membership unit representing a fractional membership interest designated as a “Common Unit” under, and having the rights, preferences, and other privileges designated in, the New Acquirer Operating Agreement.

“Action” means any claim, action, suit, arbitration, or proceeding by or before any Governmental Authority.

“Affiliate” of any Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

“Amended and Restated Articles” means the Fourth Articles of Amendment and Restatement of the Company, in the form attached hereto as Exhibit A.

“Business Day” means any day other than a Saturday, a Sunday, or a day on which banks in New York, New York are authorized or required by applicable Law to be closed.

“Company Acquisition Proposal” means any inquiry, proposal, offer, plan, arrangement, or other expression or indication of interest by any Person or group of Persons with respect to any direct or indirect acquisition or purchase, in one transaction or a series of transactions, and whether through any merger, reorganization, consolidation, tender offer, self-tender, exchange offer, acquisition or issuance of securities, asset acquisition, binding exchange of securities, business combination, recapitalization, liquidation, dissolution, joint venture, or otherwise, of (i) assets or businesses of Company and its Subsidiaries that generate 20% or more of the net revenues or net income, or that represent 20% or more of the total assets (based on fair market value), of Company and its Subsidiaries, taken as a whole, immediately prior to such transaction, or (ii) 20% or more of any class of Equity Interests, or voting power of Company, any of its Subsidiaries, or any entity of which Company becomes a Subsidiary, in each case other than the transactions contemplated by the Transaction Documents.

“Company Class A Common Stock” means the Class A Common Stock, par value $.001 per share, of Company resulting from the redesignation of Company Common Stock at the time of Closing.

4

“Company Class B Common Stock” means the Class B Common Stock, par value $.001 per share, of Company.

“Company Common Stock” means the common stock, par value $.001 per share, of Company pursuant to Company’s Third Articles of Amendment and Restatement as in effect as of the date hereof.

“Company Disclosure Schedules” means the disclosure schedules furnished by Company to Contributor contemporaneously with the execution and delivery of this Agreement.

“Company Material Adverse Effect” means any event, change, occurrence, or effect that (A) is or would reasonably be expected to be materially adverse to the business, assets, liabilities, condition (financial or otherwise), or results of operations of Company and its Subsidiaries taken as a whole, or (B) materially impairs the ability of any such entity to consummate, or prevents or materially delays, the Contribution or any of the other transactions contemplated by this Agreement or would reasonably be expected to do so; provided, however, that in the case of clause (A) only, Company Material Adverse Effect shall not include any event, change, occurrence, or effect resulting from (1) changes or developments, whether economic, legislative, regulatory, geopolitical or otherwise, generally affecting the real estate investment trust or senior living industries (provided, that the impact on Company and Company Subsidiaries taken as a whole is not disproportionate to the impact on other similarly situated entities), or the economy or the financial, securities, debt or other capital markets, in the United States or globally, including effects on such industries, economy, or markets resulting from any regulatory and political conditions or developments in general, (2) the outbreak or escalation of hostilities or any acts of war or terrorism, (3) any hurricane, tornado, windstorm, flood, earthquake or other natural disaster, act of God, or any change resulting from weather, (4) changes in Law or GAAP (or authoritative interpretation thereof) (provided, that the impact on Company and Company Subsidiaries taken as a whole is not disproportionate to the impact on other similarly situated entities) or (5) public announcement of this Agreement and the transactions contemplated herein, including the identity of the parties hereto and the impact on relationships, contractual or otherwise, between the Company and its Subsidiaries and any tenant, property or asset manager, supplier, contract counterparty, officer or employee.

“Company Parties” means Company and each of the other Company Subsidiaries other than the Acquirer.

“Company Performance Share Awards” means the performance share awards granted pursuant to the Care Investment Trust Inc. Equity Plan.

“Company Representatives” means any Company Party, and each of their respective officers, directors, employees, agents, and representatives, including any investment banker, attorney, or accountant retained by any Company Party (in each case other than any officer or director of a Company Party that is also an officer or director of any Contributor Party).

“Company SEC Documents” means all forms, reports, schedules, statements, and other documents required to be filed with, or furnished by Company to, the SEC.

“Company Shareholders” means the holders of Company Common Stock.

“Company Subsidiaries” means each of the Subsidiaries of Company.

“Company Superior Proposal” means any bona fide written Company Acquisition Proposal on terms which the Special Committee determines in good faith, after consultation with the Special Committee’s outside legal counsel and financial advisors, to be more favorable from a financial point of view to the holders of Company Common Stock than the transactions contemplated by the Transaction Documents, taking into account all the terms and conditions of such proposal, including the financing terms thereof, all financial, regulatory, legal, and other aspects of the proposal and the Person making the proposal, and the terms and conditions of this Agreement; provided, that for purposes of the definition of “Company Superior Proposal,” the references to “20%” in the definition of Company Acquisition Proposal shall be deemed to be references to “more than 50%”.

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“Contract” means any contract, agreement, loan or credit agreement, note, bond, guaranty, mortgage, indenture, instrument, lease, sublease, purchase order, commitment, or license, whether written or oral.

“Contributor Board” means the Board of Directors of Contributor.

“Contributor Common Units” means a fractional, undivided share in the ownership interest in Contributor designated as a “Common Unit” having the rights, preferences, and other privileges designated in the Contributor Limited Partnership Agreement.

“Contributor Disclosure Schedules” means the disclosure schedules furnished by Contributor to Company contemporaneously with the execution and delivery of this Agreement.

“Contributor Insurance Entities” means PFG.

“Contributor Limited Partners” means the holders of Contributor Common Units and holders of Contributor Preferred Units.

“Contributor Limited Partnership Agreement” means the Amended and Restated Limited Partnership Agreement of Contributor, dated as of June 6, 2007, as amended, by the General Partner, the Initial Limited Partner (as named therein), and those Persons who have been admitted as partners from time to time as provided therein.

“Contributor Limited Partner Approval” means the consent to and approval of this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby, by the holders of a majority of the outstanding Contributor Common Units and Contributor Preferred Units on an as converted basis voting together as a single class.

“Contributor Material Adverse Effect” means any event, change, occurrence, or effect that (A) is or would reasonably be expected to be materially adverse to the business, assets, liabilities, condition (financial or otherwise), or results of operations of any of Contributor’s Subsidiaries, or (B) materially impairs the ability of Contributor to consummate, or prevents or materially delays, the Contribution or any of the other transactions contemplated by this Agreement or would reasonably be expected to do so; provided, however, that in the case of clause (A) only, Contributor Material Adverse Effect shall not include any event, change, occurrence, or effect resulting from (1) changes or developments, whether economic, legislative, regulatory, geopolitical or otherwise, generally affecting an industry in which any of Contributor’s Subsidiaries operate (provided, that the impact on any of Contributor’s Subsidiaries is not disproportionate to the impact on other similarly situated entities), or the economy or the financial, securities, debt or other capital markets, in the United States or globally, including effects on any such industry, economy, or market resulting from any regulatory and political conditions or developments in general, (2) the outbreak or escalation of hostilities or any acts of war or terrorism, (3) any hurricane, tornado, windstorm, flood, earthquake or other natural disaster, act of God, or any change resulting from weather, (4) changes in Law or GAAP (or authoritative interpretation thereof) (provided, that the impact on any of Contributor’s Subsidiaries is not disproportionate to the impact on other similarly situated entities) or (5) public announcement of this Agreement and the transactions contemplated herein, including the identity of the parties hereto and the impact on relationships, contractual or otherwise, between the Company and its Subsidiaries and any tenant, property or asset manager, supplier, contract counterparty, officer or employee.

“Contributor Parties” means the Contributor, and each Contributor Subsidiary, and the general partner of each Contributor Subsidiary, if applicable.

“Contributor Preferred Units” means a fractional, undivided share in the ownership of Contributor designated as a “Preferred Unit” under, and having the rights, preferences, and other privileges designated in, the Contributor Limited Partnership Agreement.

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“Contributor Representatives” means any Contributor Party and each of their respective officers, directors, employees, agents, and representatives, including any investment banker, attorney, or accountant retained by any Contributor Party.

“Contributor Subsidiaries” means each of the Subsidiaries of Contributor other than PFG, Company, Acquirer and any Subsidiary of Contributor formed after the Effective Date but prior to Closing.

“control” (including the terms “controlled,” “controlled by,” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Copyrights” shall have the meaning set forth in the definition of “Intellectual Property.”

“Domiciliary Regulator” means the Governmental Authority charged with the supervision of an insurance company in the jurisdiction of domicile of such insurance company. For purposes of this Agreement, an insurance company shall be deemed to be domiciled in each jurisdiction in which it (i) is organized, (ii) has a branch or other division regulated as a branch, or (iii) is “commercially domiciled” under applicable Law.

“Environmental Claim” means any claim, cause of action, investigation, or notice by any Person alleging potential liability (including potential liability for investigatory costs, cleanup or remediation costs, governmental or third party response costs, natural resource damages, property damage, personal injuries, or fines or penalties) based on or resulting from (A) the presence or release of any Hazardous Substances at any location, whether or not owned or operated by the Person against which a claim is made, or (B) any violation of any Environmental Law.

“Environmental Laws” means any Laws of any Governmental Authority relating to pollution or protection of the environment.

“Environmental Permits” means all Permits under any Environmental Law.

“Equity Interests” means: (i) any capital stock of a corporation, any partnership interest, any limited liability company membership interest or any other equity interest; (ii) any security or right convertible into, exercisable or exchangeable for, or evidencing the right to subscribe for, any such stock, equity interest, or security referred to in clause (i); (iii) any stock appreciation right, contingent value right, or similar security or right that is derivative of any such stock, equity interest, or security referred to in clause (i) or (ii); and (iv) any Contract to grant, issue, award, convey, or sell any of the foregoing.

“Existing Warrant” means that warrant to purchase Company Common Stock, dated as of September 30, 2008, between Company and Contributor (as assignee of CIT Healthcare LLC).

“Form A Filing” means the filing of an acquisition statement (Form A) for the proposed acquisition of control by Acquirer of the Contributor Insurance Entities pursuant to this Agreement with the domiciliary state insurance regulatory authority of each Contributor Insurance Entity.

“GAAP” means generally accepted accounting principles, consistently applied, as in effect in the United States at the time any relevant determination is made (except as otherwise specified).

“General Partner” means Tricadia Capital, LLC, a Delaware limited liability company and the general partner of Contributor.

“Governmental Authority” means any federal, state, local, or foreign government or subdivision thereof or any other governmental, administrative, judicial, arbitral, legislative, executive, regulatory, or self-regulatory authority, instrumentality, agency, commission, or body, including the U.S. Small Business Administration.

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“Hazardous Substance” means any substance listed, defined, designated, classified or regulated as a waste, pollutant, or contaminant or as hazardous, toxic, radioactive, or dangerous or any other term of similar import under any Environmental Law, including petroleum.

“Intellectual Property” means all intellectual property rights arising under the Laws of the United States or any other jurisdiction with respect to the following: (i) trade names, trademarks and service marks (registered and unregistered), domain names, trade dress, and similar rights and applications to register any of the foregoing (collectively, “Marks”); (ii) patents and patent applications and rights in respect of utility models or industrial designs (collectively, “Patents”); (iii) copyrights and registrations and applications therefor (collectively, “Copyrights”); (iv) know-how, inventions, discoveries, methods, processes, technical data, specifications, research and development information, technology, data bases, and other proprietary or confidential information, including customer lists, in each case that derives economic value from not being generally known to other Persons who can obtain economic value from its disclosure, but excluding any Copyrights or Patents that cover or protect any of the foregoing (collectively, “Trade Secrets”); and (v) any right of privacy, publicity, or the like.

“Internalization” means the acquisition by Contributor of 99% of the Equity Interests in TAMCO, and each of the other transactions contemplated by the Internalization Agreement.

“Internalization Agreement” means that certain Contribution and Issuance Agreement, dated as of April 19, 2012, by and among Contributor, TFPLP Holdings I LLC, a Delaware limited liability company, TFPLP Holdings II LLC, a Delaware limited liability company, TFPLP Holdings III LLC, a Delaware limited liability company, and Tricadia Holdings, L.P., a Delaware limited partnership.

“IRS” means the Internal Revenue Service of the United States.

“Knowledge of Company” means the actual knowledge of Salvatore V. Riso, Jr. or Danielle DePalma.

“Knowledge of Contributor” means the actual knowledge of Michael Barnes, Julia Wyatt, Geoffrey Kauffman, James McKee, Andrew Schinder, Christopher Conley (solely with respect to Muni Capital Management, LLC and Muni Funding Company of America, LLC) or John C. McCormick (solely with respect to Telos Asset Management LLC).

“Law” means any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree, or order of any Governmental Authority.

“Liens” means mortgages, deeds of trust, liens, security interests (statutory or otherwise), pledges, easements, covenants, right of ways, title defects, rights of first refusal, options, restrictions, or encumbrances of any kind, except for Permitted Liens.

“Marks” has the meaning set forth in the definition of “Intellectual Property.”

“MGCL” means the Maryland General Corporation Law, as amended.

“Organizational Documents” means the documents by which the legal existence of any Person (other than an individual) is established or which govern its internal affairs (including any certificate and/or articles of incorporation or organization, certificate of formation, constitutional documents, by-laws, partnership agreement or operating agreement), in each case, as amended through the date of this Agreement.

“Owned Company Common Stock” means (i) any shares of Company Common Stock owned by Contributor prior to Closing (including any Company Class A Common Stock issued in exchange therefor or reclassification thereof) (ii) the Existing Warrant and any shares of Company Common Stock issuable pursuant to the Existing Warrant and (iii) any Company Class A Common Stock issued at Closing in exchange of Company Common Stock in clauses (i) and (ii).

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“Patents” has the meaning set forth in the definition of “Intellectual Property.”

“Permits” means all permits, licenses, franchises, approvals, certificates, certificates of authority, licenses, consents, waivers, concessions, exemptions, orders, registrations, notices, or other authorizations issued to, or required to be obtained or maintained by, the applicable Party or any of its Subsidiaries by a Governmental Authority with respect to the conduct or operation of the business of such Party or any of its Subsidiaries as currently conducted, and all pending applications therefor and amendments, modifications, or renewals thereof.

“Permitted Liens” means: (a) with respect to the Contributor Parties, those Liens set forth in Section 1.1 of the Contributor Disclosure Schedules; (b) mechanics’, carriers’, workers’, repairers’, and other similar liens arising or incurred in the ordinary course of business if the underlying obligations are not yet due or in material default, or pledges, deposits, or other liens securing the performance of bids, trade contracts, leases, or statutory obligations (including workers’ compensation, unemployment insurance, or other social security legislation) not material in default; (c) Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business and not in material default; (d) Liens for Taxes that are not due and payable or that may thereafter be paid without penalty or that are being contested in good faith by appropriate Actions, in each case as to which adequate reserves have been established on the Contributor Financial Statements in accordance with GAAP; and (e) other imperfections of record affecting title or easements, covenants, or conditions that do not, individually or in the aggregate, materially detract from the value of the property or asset to which they relate, or materially interfere with any present or intended use of such property or asset.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Authority.

“Registration Rights Agreement” means the registration rights agreement between Company and Contributor, in the form attached hereto as Exhibit B.

“SAP” means, as to any Contributor Insurance Entity, the statutory insurance accounting principles and practices prescribed or permitted by the applicable insurance Law and the insurance regulatory authority and applied consistently throughout the periods involved, in each case of the jurisdiction in which such Contributor Insurance Entity is domiciled.

“SEC” means the Securities and Exchange Commission.

“Significant Subsidiary” means, with respect to any Person, any Subsidiary that is a “Significant Subsidiary” as defined in Rule 1-02 of Regulation S-X of the SEC except that PFG and its Subsidiaries shall not be deemed to be a Significant Subsidiary for purposes of this Agreement.

“Subsidiary” means, with respect to any Person, any other Person controlled by such first Person, either directly or indirectly through one or more intermediaries.

“Tax” shall include, whether disputed or not, any and all (a) taxes, customs, duties, tariffs, imposts, charges, deficiencies, assessments, or levies, including, without limitation, income, gross receipts, excise, real or personal property, ad valorem, value added, estimated, alternative minimum, stamp, sales, withholding, employment, social security, occupation, use, service, service use, license, net worth, payroll, franchise, transfer, and recording taxes and charges, imposed by the IRS or any other taxing authority (whether domestic or foreign including, without limitation, any state, county, local, or foreign government or any subdivision or taxing agency thereof (including a U.S. possession)); and such term shall include any interest, fines, penalties, or additional amounts attributable to, or imposed upon, or with respect to, any such amounts; (b) liability for the payment of any amounts of the type described in clause (a) as a result of being or having been a member of an affiliated, consolidated, combined, unitary, or similar group or as a result of transferor or successor liability; and

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(c) liability for the payment of any amounts described in clause (a) or (b) as a result of being or having been a party to any tax sharing or similar agreement or as a result of any express or implied obligation to indemnify any other Person with respect to the payment of any amounts of the type described in clause (a) or (b).

“Tax Return” means any report, return, document, declaration, or filing required or permitted to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes.

“Trade Secrets” has the meaning set forth in the definition of “Intellectual Property.”

“Transaction Documents” means this Agreement, any agreement or certificate required to be delivered hereunder, the Registration Rights Agreement, the Acquirer Warrants and the New Acquirer Operating Agreement.

“Wholly-Owned Company Party” means any Company Subsidiary of which Company owns, directly or indirectly, all of the issued and outstanding Equity Interests and voting interests.

“Wholly-Owned Contributor Party” means any Contributor Subsidiary of which Contributor owns, directly or indirectly, all of the issued and outstanding Equity Interests and voting interests.

Section 1.2 Table of Definitions. The following terms have the meanings set forth in the Sections referenced below:

Definition	Location

Acquired Companies	Recitals
Acquired Interests	Recitals
Acquirer	Preamble
Acquirer Warrants	2.4(b)(ii)
Agreement	Preamble
Assumed Liabilities	2.3
Care	Preamble
Class B Common Stock Consideration	2.4(b)(i)
Closing	2.4(a)
Closing Date	2.4(a)
COBRA	3.10(d)
Code	3.10(b)
Company	Preamble
Company Adverse Recommendation Change	5.2(c)
Company Board	Recitals
Company Preferred Stock	4.2(a)
Company Shareholder Approval	4.3(a)
Company Shareholders’ Meeting	5.3(a)
Company Transfer	5.14(a)
Consideration	2.1
Contribution	Recitals
Contributor	Preamble
Contributor Affiliate Transaction	3.18
Contributor Audited Financial Statements	3.5(a)
Contributor Balance Sheet	3.5(a)
Contributor Balance Sheet Date	3.5(a)
Contributor Employee Plans	3.10(a)
Contributor Financial Statements	3.5(a)

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Definition	Location
Contributor Insurance Policies	3.15(a)
Contributor Leased Real Property	3.16(b)
Contributor Material Contracts	3.14(a)
Contributor Owned Real Property	3.16(a)
Contributor Permits	3.9(b)
Contributor Related Party	3.18
Contributor Unaudited Financial Statements	3.5(a)
Effective Date	Preamble
ERISA	3.10(a)
Exchange Act	3.4(b)
Excluded Assets	2.2
New Acquirer Operating Agreement	5.4
Outside Date	7.1(b)(i)
Parties	Preamble
Party	Preamble
Permitted Issuance	2.4(b)(i)
PFG	Recitals
Proxy Statement	5.3(a)
Securities Act	3.4(b)
Special Committee	Recitals
Statutory Statements	3.6
TAMCO	Recitals
Transferred Assets	2.1
Unit Consideration	2.4(b)(i)
Warrant Consideration	2.4(b)(ii)

Section 1.3 Rules of Construction. Unless otherwise indicated, any reference in this Agreement to any Articles, Sections, clauses, Schedules, or Exhibits shall be to the Articles, Sections, and clauses of, and Schedules and Exhibits to, this Agreement. The words “include,” “includes,” and “including” are deemed to be followed by the phrase “without limitation.” Any reference to the masculine, feminine, or neuter gender shall include each other gender and any reference to the singular or plural shall include the other, in each case unless the context otherwise requires. The table of contents and headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement.

ARTICLE II

CONTRIBUTION OF ASSETS AND ASSUMPTION OF LIABILITIES

Section 2.1 Contribution of Assets. Upon the terms and subject to the conditions of this Agreement, at the Closing, Contributor shall contribute, assign, transfer, convey, and deliver to Acquirer all of Contributor’s right, title, and interest as of the Closing Date in and to the Transferred Assets, free and clear of all Liens, in exchange for Acquirer’s and Company’s issuance to Contributor, as applicable, of (i) 31,007,471 Acquirer Common Units and (ii) 31,007,471 shares of Company Class B Common Stock, in each case subject to adjustment, pursuant to and as provided in Section 2.4(b)(i) (the “Consideration”). “Transferred Assets” shall mean all of Contributor’s right, title, and interest, direct or indirect, in and to all assets, properties, and rights of every nature, kind, and description, whether tangible or intangible, real, personal, or mixed, accrued or contingent (including goodwill), wherever located and whether now existing or hereafter acquired prior to the Closing Date, as the same shall exist on the Closing Date, whether or not carried or reflected on or specifically

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referred to in Contributor’s books or financial statements or in the Schedules hereto, other than the Excluded Assets, including without limitation the assets, properties, and rights referred to below:

(a) all assets recorded or reflected on the Contributor Balance Sheet (including assets such as Contracts to which no value was attributed);

(b) all assets acquired by Contributor since the date of the Contributor Balance Sheet;

(c) all Equity Interests owned by Contributor other than the Owned Company Common Stock, including without limitation all of the Acquired Interests;

(d) all Contracts to which Contributor is a party or by which Contributor is bound;

(e) all real property, leaseholds, and other interests in real property owned or leased by Contributor, together with Contributor’s right, title, and interest in and to all structures, facilities, or improvements located thereon and all easements, licenses, rights, and appurtenances relating to the foregoing;
(f) all Intellectual Property owned by Contributor;

(g) all accounts receivable, notes receivable, and other receivables due to Contributor, together with any unpaid interest or fees accrued thereon or other amounts due with respect thereto;

(h) all machinery, equipment, furniture, furnishings, parts, spare parts, vehicles, and other tangible personal property owned by Contributor;

(i) all raw materials, work-in-progress, finished goods, supplies, packaging materials, and other inventories owned by Contributor;

(j) all Permits held by Contributor;

(k) all books of account, general, financial, accounting and personnel records, files, invoices, customers’ and suppliers’ lists, other distribution lists, billing records, sales and promotional literature, manuals, and customer and supplier correspondence owned by Contributor;

(l) all credits, prepaid expenses, and security deposits owned or held by Contributor; and

(m) all rights to causes of action, lawsuits, judgments, claims, and demands of any nature in favor of Contributor, including all rights under all guarantees, warranties, indemnities, and similar rights in favor of Contributor, including with respect to any and all of the foregoing, any assignments, consents, and approvals necessary or appropriate under existing Law, contract, or otherwise to effect the transfer of any and all such assets of Contributor.

Section 2.2 Excluded Assets. Contributor is not contributing, and Acquirer is not purchasing, any of the following assets of Contributor, all of which shall be retained by Contributor (collectively, the “Excluded Assets”):

(a) the Owned Company Common Stock;

(b) the partnership records of Contributor;

(c) all rights of Contributor under this Agreement and the other Transaction Documents (including any rights to the Consideration); and

(d) cash in an amount equal to the Warrant Consideration.

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Section 2.3 Assumption of Liabilities. In connection with the Contribution, at the Closing, Acquirer shall assume all of the liabilities and obligations of Contributor relating to or arising from the Transferred Assets (the “Assumed Liabilities”).

Section 2.4 Closing.

(a) The closing of the Contribution (the “Closing”) shall take place at 10:00 a.m., local time, on the second Business Day following the satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article VI (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable Law, waiver of those conditions), at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, unless another date, time, or place is agreed to in writing by Company and Contributor. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

(b) At or immediately prior to the Closing:

(i) Acquirer and Company shall deliver or cause to be delivered to Contributor the portion of the Consideration consisting of 31,007,471 Acquirer Common Units (the “Unit Consideration”) and 31,007,471 shares of Company Class B Common Stock (the “Class B Common Stock Consideration”); provided, that, if any time from and after the date of this Agreement but prior to Closing, the Contributor issues any Contributor Common Units or any Equity Interests convertible, exchangeable or exercisable for Contributor Common Units (A) pursuant to the establishment of any new compensatory or incentive plan (or amendment of any existing compensatory or incentive plan to increase the amount of Contributor Common Units or Equity Interests convertible, exchangeable or exercisable for Contributor Common Units available for issuance thereunder) or (B) in connection with any bona fide arms-length transaction with an unaffiliated third party wherein the cash or property received by Contributor in such transaction is contributed to Acquirer pursuant to this Agreement (each a “Permitted Issuance”), then the number of Acquirer Common Units comprising the Unit Consideration and the number of shares of Company Class B Common Stock comprising the Class B Common Stock Consideration shall each be increased by an aggregate amount equal to the product (rounded to the nearest whole number) of (x) the aggregate number of Contributor Common Units (which shall include, in the case of Equity Interests convertible, exchangeable or exercisable for Contributor Common Units, the maximum number of Contributor Common Units issuable in respect thereof) outstanding immediately prior to the closing of such transaction multiplied by 2.798; provided further, such increase shall not exceed 139,900 Acquirer Common Units and 139,900 shares of Company Class B Common Stock with respect to issuances under clause (A) and shall not exceed 2,000,000 Acquirer Common Units and 2,000,000 shares of Company Class B Common Stock with respect to issuances under clause (B).

(ii) Contributor shall purchase from Acquirer (i) warrants to purchase an aggregate of 2,098,500 Acquirer Common Units at an exercise price of $8.48 per Acquirer Common Unit for a purchase price of $4,327,500 in cash and (ii) a warrant to purchase an aggregate of 1,510,920 Acquirer Common Units at an exercise price of $5.36 per Acquirer Common Unit for a purchase price of $6,846,380 in cash (together with the purchase price in clause (i), the “Warrant Consideration”) in each case, in form and substance mutually satisfactory to Acquirer and Contributor (such warrants pursuant to clauses (i) and (ii), collectively the “Acquirer Warrants”);

(iii) Each of the Parties shall deliver or cause to be delivered each of the instruments and documents contemplated to be delivered by such Party pursuant to Article VI; and

(iv) Each of the Parties shall deliver or cause to be delivered duly executed counterpart signatures to each of the other Transaction Documents to which it is a party.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES OF CONTRIBUTOR

Except as set forth in the corresponding section or subsection of the Contributor Disclosure Schedules, Contributor represents and warrants to Company, as of the Effective Date and as of Closing, as follows:

Section 3.1 Organization, Standing, and Power.

(a) Each of the Contributor Parties and PFG (i) is an entity duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its organization, (ii) has all requisite corporate, partnership, limited liability company, or similar power and authority to own, lease, and operate its properties and to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing, or operation of its properties makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not be reasonably expected to have a Contributor Material Adverse Effect.

(b) Contributor has made available to Company true and complete copies of the Organizational Documents of each of the Contributor, the Acquired Companies and each Significant Subsidiary of each Acquired Company and as so made available each such Organizational Document is in full force and effect. No Contributor Party is in material violation of any provision of its respective Organizational Documents.

Section 3.2 Capitalization.

(a) Section 3.2(a) of the Contributor Disclosure Schedules sets forth, for Contributor and each Contributor Subsidiary, its jurisdiction of organization or formation, the amount of its authorized capital stock or other Equity Interests, the amount of its outstanding capital stock or other Equity Interests, and for each Contributor Subsidiary the names of the record holders of its outstanding capital stock or other Equity Interests. Except for the Equity Interests set forth in Section 3.2(a) of the Contributor Disclosure Schedules, none of the Contributor Subsidiaries have currently outstanding or agreed to issue any: (a) share of capital stock or other Equity Interest; (b) option, warrant, or interest convertible into or exchangeable or exercisable for the purchase of shares of capital stock or other Equity Interests; (c) stock appreciation right, phantom stock, interest in the ownership or earnings of a Contributor Subsidiary, or other equity equivalent or equity-based award or right; or (d) bond, debenture, or other indebtedness having the right to vote or convertible or exchangeable for securities having the right to vote. Except for rights granted to the Acquirer under this Agreement, there are no outstanding obligations of any Contributor Party to issue, sell, or transfer or repurchase, redeem, or otherwise acquire, or that relate to the holding, voting, or disposition of or that restrict the transfer of, the issued or unissued capital stock or other Equity Interests of any Contributor Subsidiaries.

(b) Except for its ownership of Equity Interests in the Acquired Companies and the Owned Company Common Stock and except as set forth in Section 3.2(b) of the Contributor Disclosure Schedules, Contributor does not directly own any Equity Interests in any other Person. Except for its ownership of Equity Interests in another Contributor Subsidiary and except as set forth in Section 3.2(b) of the Contributor Disclosure Schedules, no Contributor Subsidiary owns any Equity Interests in any other Person.

(c) Except as set forth in Section 3.2(c) of the Contributor Disclosure Schedules, all of the issued and outstanding Equity Interests in each Contributor Subsidiary are owned, beneficially and of record, directly by a Contributor Party, free and clear of any and all Liens, transfer restrictions, and voting agreements or other agreements with respect to the ownership, voting, control, or transfer of such Equity Interests. Except as set forth in Section 3.2(c) of the Contributor Disclosure Schedules, there are no outstanding contractual obligations of any Contributor Subsidiary to repurchase, redeem, or otherwise acquire any Equity Interests in such Contributor Subsidiary or to provide funds to, or make any investment in, any other Person.

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Section 3.3 Authority.

(a) The General Partner, acting at the direction of the Contributor Board, has, and upon obtaining the Contributor Limited Partner Approval, Contributor will have, all necessary limited liability company or partnership power and authority, as applicable, to execute, deliver, and perform its respective obligations under this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. Upon obtaining the Contributor Limited Partner Approval, the execution, delivery, and performance by each of Contributor and the General Partner of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby will have been duly authorized by all necessary partnership or limited liability company action, as applicable, on the part of each of Contributor and the General Partner, and no other partnership or limited liability company proceedings, as applicable, on the part of Contributor or the General Partner are necessary to approve this Agreement or the other Transaction Documents to which Contributor or the General Partner is a party or to consummate the transactions contemplated hereby or thereby. This Agreement has been, and upon the execution by Contributor and the General Partner of the other Transaction Documents to which each is a party, each of the other Transaction Documents will be, duly executed and delivered by each of Contributor and the General Partner, and, assuming the due authorization, execution, and delivery by any other parties thereto, each of this Agreement and each other Transaction Document to which Contributor and/or the General Partner is a party will constitute a valid and binding obligation of Contributor and the General Partner, enforceable against Contributor and the General Partner in accordance with its respective terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

(b) The Contributor Board, at a meeting duly called and held at which all directors were present (or pursuant to a duly adopted unanimous written consent in lieu of a meeting), duly adopted resolutions (i) determining that the terms of this Agreement, the Contribution, and the other transactions contemplated hereby are fair to and in the best interests of Contributor and its partners, (ii) approving and declaring advisable this Agreement and the transactions contemplated hereby, including the Contribution, (iii) directing that this Agreement be submitted to the Contributor Limited Partners for adoption and approval, and (iv) recommending that the Contributor Limited Partners vote in favor of the adoption and approval of this Agreement and the transactions contemplated hereby, which resolutions, as of the date hereof, have not been subsequently rescinded, modified, or withdrawn in any way, and Contributor and the General Partner are each bound by such resolutions.

Section 3.4 No Conflict; Consents and Approvals.

(a) Except as set forth in Section 3.4(a) of the Contributor Disclosure Schedules, the execution, delivery, and performance by Contributor of this Agreement and the other Transaction Documents to which it is a party does not and will not, and the consummation of the Contribution and the other transactions contemplated hereby and thereby and compliance by Contributor with the provisions hereof and thereof will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancellation, modification, or acceleration of any obligation or the loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties, assets, or rights of any Contributor Party under, or give rise to any increased, additional, accelerated, or guaranteed rights or entitlements under, or require any consent, waiver, or approval of any Person pursuant to, any provision of (i) the Organizational Documents of any Contributor Party, (ii) any Contract to which any Contributor Party is a party or by which any Contributor Party or any of its respective properties or assets may be bound, or (iii) subject to the governmental filings and other matters referred to in Section 3.4(b), any Law applicable to any Contributor Party or by which any Contributor Party or any of its respective properties or assets may be bound, except as, in the case of the foregoing clauses (ii) and (iii), individually or in the aggregate, would not reasonably be expected to have a Contributor Material Adverse Effect.

(b) Except as set forth in Section 3.4(b) of the Contributor Disclosure Schedules, no consent, approval, order, or authorization of, or registration, declaration, filing with, or notice to, any Governmental

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Authority is required by or with respect to any Contributor Party in connection with the execution, delivery, and performance of this Agreement by Contributor or the consummation by Contributor of the Contribution and the other transactions contemplated hereby or compliance with the provisions hereof, except for (i) such filings and reports as may be required pursuant to the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable state or federal securities Law, and (ii) such other consents, approvals, orders, authorizations, registrations, declarations, filings, or notices the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to be material to the applicable Contributor Party.

Section 3.5 Financial Statements of Contributor.

(a) Copies of (i) the audited consolidated balance sheet of Contributor, PFG and the Contributor Subsidiaries as of December 31, 2011 and December 31, 2010, and the related audited consolidated statement of operations, cash flows, and changes in capital of Contributor, PFG and the Contributor Subsidiaries for the years ended December 31, 2011, December 31, 2010, and December 31, 2009, together with all related notes and schedules thereto, accompanied by the reports thereon of Contributor’s independent auditors (collectively, the “Contributor Audited Financial Statements”), and (ii) the unaudited consolidated balance sheet of Contributor, PFG and the Contributor Subsidiaries as of September 30, 2012 (the “Contributor Balance Sheet”, and such date, the “Contributor Balance Sheet Date”), and the related unaudited statement of operations for the nine months then ended (together with the Contributor Balance Sheet, the “Contributor Unaudited Financial Statements”, and together with the Contributor Audited Financial Statements, the “Contributor Financial Statements”), are attached hereto as Section 3.5(a) of the Contributor Disclosure Schedules. The Contributor Financial Statements (i) have been prepared based on the books and records of the Contributor Parties (except as may be indicated in the notes thereto), (ii) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), and (iii) fairly present, in all material respects, the consolidated financial position and results of operations of the Contributor Parties and PFG as of the dates thereof and for the periods indicated therein, except as otherwise noted therein.

(b) Except as set forth in Section 3.5(b) of the Contributor Disclosure Schedules, no Contributor Party nor PFG has any debts, liabilities, or obligations, whether accrued or fixed, absolute or contingent, matured or unmatured, or determined or determinable, of a nature required to be reflected on a balance sheet prepared in accordance with GAAP, other than any such debts, liabilities, or obligations (i) reflected or reserved against on the Contributor Financial Statements or the notes thereto, or (ii) incurred since the Contributor Balance Sheet Date in the ordinary course of business consistent with past practice of the Contributor Parties or PFG.

(c) Contributor, PFG or the applicable Contributor Subsidiary has established and maintains a system of internal control over financial reporting designed to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of Contributor’s consolidated financial statements in conformity with GAAP; (ii) that transactions are executed by Contributor, PFG or the Contributor Subsidiaries only in accordance with the authorization of management or the governing body of Contributor, PFG or applicable Contributor Subsidiary pursuant to applicable organizational documents; and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of assets of Contributor, PFG or any Contributor Subsidiary. Contributor has disclosed to Contributor’s auditors (i) any significant deficiencies and material weaknesses in the design or operation of Contributor’s internal control over financial reporting which are reasonably likely to adversely affect Contributor’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Contributor’s internal control over financial reporting.

(d) Since June 1, 2011, (i) none of the Contributor Parties, PFG or, to the Knowledge of Contributor, any of their respective directors, officers, employees, auditors, accountants or representatives, nor any party providing accounting or financial advisory services to any Contributor Party or PFG, has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of any Contributor

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Party, PFG or its respective internal accounting controls, including any material complaint, allegation, assertion or claim that any Contributor Party or PFG has engaged in questionable accounting or auditing practices and (ii) no attorney representing or acting for the benefit of any Contributor Party or PFG, whether or not employed by such Contributor Party or PFG, has reported evidence of a breach of fiduciary duty or similar violation by any Contributor Party or PFG or any of its respective officers, directors, employees or agents to the Contributor Board or any committee thereof or to any director or officer of any Contributor Party or PFG, or to any party providing accounting or financial advisory services to any Contributor Party or PFG.

Section 3.6 Financial Statements of Contributor Insurance Entities. True, correct, and complete copies of the following statutory financial statements have been made available to Company, prior to the date hereof, in each case together with any exhibits, schedules, and notes thereto (collectively, the “Statutory Statements”): (i) the annual financial statements (or the equivalent document in the applicable jurisdiction) of each Contributor Insurance Entity (including with respect to the separate accounts and branches of each such Contributor Insurance Entity that prepares such annual statements) for the two latest available annual period fiscal filings with any Domiciliary Regulator of such Contributor Insurance Entity, in each case as required to be filed with such Domiciliary Regulator, and (ii) the financial statements of each Contributor Insurance Entity for the most recently ended quarterly or semi-annual period (including with respect to the separate accounts and branches of any Contributor Insurance Entity that prepares such quarterly or semi-annual statements), as the case may be, in respect of which such filing is required to be made, in each case, to the extent such statements are required to be filed with the Domiciliary Regulator. Each of the Statutory Statements (except as expressly set forth in such Statutory Statements) (A) was prepared from the books and records of the applicable Contributor Insurance Entity, (B) was filed with or submitted to the applicable Domiciliary Regulator of such Contributor Insurance Entity on a form prescribed or permitted by such Domiciliary Regulator, and (C) was prepared, in all material respects, to the extent applicable, in accordance with SAP (where required) applied on a consistent basis during the periods involved, and present fairly and accurately, in all material respects, the statutory financial position and results of operations of such Contributor Insurance Entity as of its respective date or for the respective periods covered thereby. No material deficiency has been asserted in writing with respect to any of the Statutory Statements by any Domiciliary Regulator since January 1, 2009.

Section 3.7 Absence of Certain Changes or Events. Except as set forth in Section 3.7 of the Contributor Disclosure Schedules, since the Contributor Balance Sheet Date: (a) the Contributor Parties or PFG have conducted their businesses only in the ordinary course consistent with past practice; (b) there has not been any event, change, occurrence, or effect or prospective event, change, occurrence, or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Contributor Material Adverse Effect; (c) none of Contributor Parties or PFG has suffered any material loss, damage, destruction, or other casualty affecting any of its material properties or assets, whether or not covered by insurance; and (d) except for actions in connection with the Internalization, no Contributor Party has taken any action that, if taken after the date of this Agreement, would constitute a breach of any of the covenants set forth in Section 5.1(a).

Section 3.8 Litigation. As of the date hereof, there is no Action by or against any Contributor Party pending, or to the Knowledge of Contributor, threatened that could, individually or in the aggregate, if adversely decided, be material to any Contributor Party or that would affect the legality, validity, or enforceability of this Agreement or any of the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby.

Section 3.9 Compliance with Laws.

(a) Each of the Contributor Parties is, and for the past five years has been, in material compliance with all Laws.

(b) Each Contributor Party (or to the Knowledge of Contributor, each applicable third party in charge of operating its properties or carrying on its business) is in possession of all Permits necessary for such

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Contributor Party to own, lease, and operate its properties and carry on its business as currently conducted (the “Contributor Permits”), except where the failure to have such Permit would not have a Contributor Material Adverse Effect.

Section 3.10 Benefit Plans.

(a) Section 3.10(a) of the Contributor Disclosure Schedules sets forth (i) a list of all material employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance, or other benefit plans, programs, or arrangements, that are maintained, contributed to, or sponsored by each Contributor Party for the benefit of any current employee, officer, or director of such Contributor Party, and (ii) a list of all material employment, termination, severance, or other Contracts, agreements, or arrangements, pursuant to which each Contributor Party currently has any obligation with respect to any current or former employee, officer, or director of such Contributor Party (collectively, the “Contributor Employee Plans”).

(b) Each Contributor Employee Plan has been operated in all material respects in accordance with its terms and the requirements of ERISA, the Internal Revenue Code of 1986, as amended (the “Code”), and any other applicable Law.

(c) Each Contributor Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a determination or opinion letter from the IRS that it is so qualified and each related trust that is intended to be exempt from federal income taxation under Section 501(a) of the Code has received a determination or opinion letter from the IRS that it is so exempt, and no fact or event has occurred since the date of such letter or letters from the IRS that would reasonably be expected to adversely affect the qualified status of any such Contributor Employee Plan or the exempt status of any such trust.

(d) No Contributor Employee Plan is an employee pension benefit plan (within the meaning of Section 3(2) of ERISA) that is subject to Title IV of ERISA, a multiemployer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA), or a single employer plan (within the meaning of Section 4001(a)(15) of ERISA) for which any Contributor Party would reasonably be expected to incur any direct or indirect liability under Section 4063 or 4064 of ERISA. Except as required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), or similar state or local law, no Contributor Party is obligated to provide any retiree health or life insurance benefits to any employee or former employee of such Contributor Party.

Section 3.11 Labor Matters. No Contributor Party is a party to any labor or collective bargaining contract that pertains to employees of any Contributor Party. There are no organizing activities or collective bargaining arrangements that would affect any Contributor Party or under discussion with any labor organization or group of employees of any Contributor Party.

Section 3.12 Environmental Matters.

(a) To the Knowledge of Contributor, each Contributor Party (i) is in material compliance with all applicable Environmental Laws and has obtained and is in compliance with all Environmental Permits and (ii) there are no written claims pursuant to any Environmental Law pending or, to the Knowledge of Contributor, threatened against any Contributor Party.

(b) To the Knowledge of Contributor, there have been no releases of any Hazardous Substances that could be reasonably likely to form the basis of an Environmental Claim against any Contributor Party.

(c) To the Knowledge of Contributor, no Contributor Party is currently subject or party to any agreement, order, judgment, or decree by or with any Governmental Authority or third party pursuant to which a Contributor Party has assumed, incurred, or suffered any liability or obligation under any Environmental Law.

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(d) The representations and warranties contained in this Section 3.12 are the only representations and warranties being made with respect to any Contributor Party’s compliance with or liability under Environmental Laws or with respect to any environmental, health, or safety matter related to any Contributor Party.

Section 3.13 Taxes. Except as set forth in Section 3.13 of the Contributor Disclosure Schedules and except to the extent a failure or breach could not reasonably be expected to have a Contributor Material Adverse Effect:

(a) Each Contributor Party and PFG has timely and duly filed, or has caused to be timely and duly filed on its behalf, all Tax Returns required to be filed by it, and all such Tax Returns are true, complete, and accurate in all material respects. Except for those Taxes being contested in good faith and for which adequate reserves have been established in accordance with GAAP in the Contributor Financial Statements, each Contributor Party and PFG has timely paid all Taxes required to be paid (whether or not shown on any Tax Return) by it. Each Contributor Party and PFG has complied with all applicable rules and regulations relating to the withholding of Taxes. All Taxes which any Contributor Party or PFG is required by Law to withhold or to collect for payment have been timely and duly withheld and collected and any such amounts that are required to be remitted to any taxing authority have been timely and duly remitted.

(b) The Contributor Financial Statements reflect, in accordance with GAAP, an adequate reserve for all Taxes payable by each Contributor Party or PFG for all taxable periods through the date of such financial statements.

(c) To the Knowledge of Contributor there is no claim, audit, action, suit, proceeding, or investigation now pending against or with respect to any Contributor Party or PFG in respect of any Tax. No Contributor Party or PFG has received written notice of any claim made by a Governmental Authority in a jurisdiction where any Contributor Party or PFG does not file a Tax Return that such Contributor Party or PFG is or may be subject to taxation by that jurisdiction.

(d) No Contributor Party or PFG is a party to, bound by, or has any liability under any Tax sharing, allocation, or indemnification agreement or similar arrangement with any person (other than agreements with or among other Contributor Parties and/or PFG), and no Contributor Party or PFG has any liability for the Taxes of any person (other than another Contributor Party or PFG ) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, by contract, or otherwise.

(e) There are no liens for Taxes (other than for current Taxes not yet due and payable) on the assets of any Contributor Party or PFG.

(f) In the last five (5) years, no Contributor Party or PFG has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock to which Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) applied or was intended to apply.

(g) No Contributor Party or PFG has participated, or is currently participating, in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(h) No Contributor Party or PFG has knowingly participated, within the meaning of Treasury Regulation Section 1.6011-4(c), in (i) any “reportable transaction” within the meaning of Section 6011 of the Code and the Treasury Regulations thereunder (without regard to any cumulative or aggregate effect), (ii) any “confidential corporate tax shelter” within the meaning of Section 6111 of the Code and the Treasury Regulations thereunder, or (iii) any “potentially abusive tax shelter” within the meaning of Section 6112 of the Code.

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(i) No Contributor Party or PFG has granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax Return, nor has any request for any such waiver, extension, or consent been made.

(j) No Contributor Party or PFG will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (A) change in method of accounting for a taxable period ending on or prior to the Closing Date, (B) intercompany transaction or excess loss account described in Treasury Regulations under Code Section 1502 (or any corresponding or similar provision of state, local, or non-U.S. income Tax law), (C) installment sale or open transaction disposition made on or prior to the Closing Date, or (D) prepaid amount received on or prior to the Closing Date or any closing agreement executed on or prior to the Closing Date.

(k) In the past five years, no Contributor Party has requested or received any ruling from any taxing authority or entered into any closing or similar agreement within the meaning of Section 7121 of the Code relating to or with respect to the income and/or assets of any Contributor Party. There are no pending requests by any Contributor Party for an IRS private letter ruling.

(l) All fees, charges, costs or expenses pursuant to Affiliate services agreements or otherwise which are paid by the Contributor or any of its Affiliates are made on an arms’ length basis within the meaning of Section 482 of the Code and the regulations and rulings promulgated thereunder. No claim has been asserted by any Government Authority that the Company is liable for any Taxes based on Section 482 of the Code or comparable provisions of other applicable Laws.

(m) Contributor has made available to the Company correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed or agreed to by any of the Contributor Parties or PFG filed or received since January 1, 2009.

Section 3.14 Contracts.

(a) Section 3.14(a) of the Contributor Disclosure Schedules lists each of the following written Contracts of the Contributor Parties currently in effect (such Contracts as described in this Section 3.14(a) being the “Contributor Material Contracts”):

(i) each Contract that provides for payment or receipt by a Contributor Party of more than $500,000 per year, including any such Contracts with customers or clients;

(ii) each Contract evidencing indebtedness of a Contributor Party for borrowed money in excess of $500,000;

(iii) any material Contract pursuant to which any Contributor Party has provided funds to or made any loan, capital contribution, or other investment in, or assumed any liability or obligation of, any Person, including take-or-pay contracts or keepwell agreements, and any Contract pursuant to which any Contributor Party is obligated to do any of the foregoing;

(iv) any Contract with any Contributor Related Party;

(v) any current employment or consulting Contract, other than Contracts for employment covered in clause (iv), that involves an aggregate future or potential liability in excess of $500,000;

(vi) any Contract that limits, or purports to limit, the ability of any Contributor Party to compete in any line of business or with any Person or in any geographic area or during any period of time, or that restricts the right of any Contributor Party to sell to or purchase from any Person or to hire any Person (other than customary confidentiality agreements entered into in the ordinary course of business consistent with past practice);

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(vii) any Contract pursuant to which any Contributor Party is the lessee or lessor of, or holds, uses, or makes available for use to any Person (other than another Contributor Party), (A) any real property or (B) any tangible personal property and, in the case of clause (B), that involves an aggregate future or potential liability or receivable, as the case may be, in excess of $500,000;

(viii) any Contract providing for material indemnification obligations currently in effect to or from any Person with respect to liabilities relating to any current or former business of any Contributor Party or any predecessor Person;

(ix) any joint venture or partnership, merger, asset, or stock purchase or divestiture Contract relating to any Contributor Party; and

(x) any other Contract, whether or not made in the ordinary course of business, that (A) involves a future or potential liability or receivable, as the case may be, in excess of $500,000 on an annual basis or in excess of $1,500,000 over the current Contract term or (B) has a term greater than one year and cannot be cancelled by the Contributor Party thereto without penalty or further payment and without more than 30 days’ notice.

(b) Each Contributor Material Contract (i) is valid and binding on the Contributor Party thereto and, to the Knowledge of Contributor, the counterparties thereto, and is in full force and effect and (ii) shall continue in full force and effect upon consummation of the transactions contemplated by this Agreement. No Contributor Party, and to the Knowledge of Contributor no other party, is in material breach of, or default under, any Contributor Material Contract. Contributor has delivered or made available to Company true and complete copies of all Contributor Material Contracts, including any amendments thereto.

Section 3.15 Insurance.

(a) All material casualty, directors and officers liability, general liability, product liability, and all other types of insurance policies maintained by a Contributor Party (the “Contributor Insurance Policies”) are with parties the Contributor Parties in good faith believe are reputable insurance carriers and provide insurance in such amounts and against such risks as is sufficient to comply with applicable Law. All Contributor Insurance Policies are in full force and effect. No Contributor Party has received notice of, nor to the Knowledge of Contributor is there threatened, any cancellation, termination, reduction of coverage, or material premium increases with respect to any Contributor Insurance Policy.

Section 3.16 Real Property.

(a) To the Knowledge of Contributor, the Contributor Parties have good and marketable fee title to all real property owned by a Contributor Party (the “Contributor Owned Real Property”), free and clear of all Liens, other than Permitted Liens and any such exceptions that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on its ownership and continued use or operation thereof consistent with the use or operation in effect as of the Effective Date.

(b) Each Contributor Party has a valid leasehold estate in all of the real property leased by such Contributor Party (the “Contributor Leased Real Property”), free and clear of all Liens, other than Permitted Liens. All leases in respect of Contributor Leased Real Property are in full force and effect, no Contributor Party within the past 12 months has received any written notice of a material breach or default thereunder, and to the Knowledge of Contributor, no event has occurred that, with notice or lapse of time or both, would constitute a material breach or default thereunder.

Section 3.17 Intellectual Property.

(a) Except as would not reasonably be expected to have a Contributor Material Adverse Effect the Contributor Parties owns or has the right to use all Intellectual Property used in the business of any Contributor Party. No Contributor Party has received any notice or claim challenging any Contributor Party’s ownership or

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use of any of the Intellectual Property owned or used (in whole or in part) by any Contributor Party, nor to the Knowledge of Contributor is there a reasonable basis for any claim that a Contributor Party does not so own any of such Intellectual Property.

Section 3.18 Related Party Transactions. Except as set forth in Section 3.18 of the Contributor Disclosure Schedules, no present or former director, executive officer, stockholder, partner, member, employee, or Affiliate of any Contributor Party, nor any of such Person’s Affiliates or immediate family members (each of the foregoing, a “Contributor Related Party”), is a party to any Contract with or binding upon any Contributor Party or any of its properties or assets or has any interest in any property owned by any Contributor Party or has engaged in any transaction with any Contributor Party within the last 12 months, (in each case, a “Contributor Affiliate Transaction”). Any Contributor Affiliate Transaction as of the time it was entered into and as of the time of any amendment or renewal thereof contained such terms, provisions, and conditions as were at least as favorable to the Contributor Party thereto as would have been obtainable by such Contributor Party in a similar transaction with an unaffiliated third party and was entered into in accordance with applicable Laws. No Contributor Related Party owns, directly or indirectly, on an individual or joint basis, any interest in, or serves as an officer or director or in another similar capacity of, any supplier or other independent contractor of any Contributor Party, or any organization which has a Contract with any Contributor Party.

Section 3.19 Finders’ Fees. No agent, broker, investment banker, or other firm or Person engaged by or acting on behalf of Contributor or any of its Subsidiaries is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee in connection with the Contribution.

Section 3.20 No Other Representations or Warranties. Except for the representations and warranties contained in this Article III, Company and Acquirer each acknowledges that neither Contributor nor any other Person on behalf of Contributor makes any express or implied representation or warranty with respect to Contributor, any other Contributor Party, or any information provided to Company, Acquirer, or any other Person or resulting from the distribution to Company or Acquirer, or Company’s or Acquirer’s use, of any such information, including any information, documents, projections, forecasts, or other material made available to Company or Acquirer in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement, and neither Company nor Acquirer has relied on such information or any other representation or warranty not set forth in Article III of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF COMPANY

Except (a) as disclosed or reflected in Company SEC Documents filed since August 13, 2010, excluding (i) any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer, or any other statements that are similarly predictive or forward-looking in nature and (ii) any exhibits or schedules to such Company SEC Documents or (b) as set forth in the corresponding section or subsection of Company Disclosure Schedules, the Company represents and warrants to Contributor, as of the Effective Date and as of the Closing, as follows:

Section 4.1 Organization, Standing and Power.

(a) Each of the Company Parties (i) is an entity duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its organization, (ii) has all requisite trust, corporate, partnership, limited liability company, or similar power and authority to own, lease, and operate its properties and to carry on its business as now being conducted, and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, leasing, or operation of its properties makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not be reasonably expected to have a Company Material Adverse Effect.

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(b) The Organizational Documents of each Company Party are in full force and effect. No Company Party is in material violation of any provision of its respective Organizational Documents.

Section 4.2 Company Capitalization.

(a) The authorized capital stock of Company consists of 250,000,000 shares of Company Common Stock and 100,000,000 shares of Company Preferred Stock, par value $.001 per share (the “Company Preferred Stock).” At the time the Agreement is executed, (i) 10,219,807 shares of Company Common Stock are issued and outstanding, (ii) 652,500 shares of Company Common Stock are reserved for issuance upon exercise of outstanding warrants, (iii) 69,385 shares of Company Common Stock are reserved for issuance upon the vesting of outstanding restricted stock units, (iv) no shares of Company Common Stock are reserved for issuance upon settlement of Company Performance Share Awards and (v) no shares of Company Preferred Stock are outstanding.

(b) All of the outstanding shares of Company Common Stock have been duly authorized and are validly issued, fully paid, and nonassessable. Except for the redemption rights to be included in the New Acquirer Operating Agreement, the Amended and Restated Articles, the Acquirer Warrants, and the Company Performance Share Awards, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, or commitments of any character under which Company is or may become obligated to issue or sell, or giving any Person a right to subscribe for or acquire, or in any way dispose of, any Equity Interests of Company or any securities or obligations exercisable or exchangeable for, or convertible into, any Equity Interests of Company, and no securities or obligations evidencing such rights are authorized, issued, or outstanding.

(c) At Closing, (i) the Unit Consideration and Class B Common Stock Consideration and (ii) the Company Class A Common Stock issuable upon redemption of the Acquirer Common Units (including Acquirer Common Units issuable upon exercise of the Acquirer Warrants) will have each been duly authorized and, when issued, will be validly issued, fully paid, and nonassessable.

Section 4.3 Authority.

(a) The Company has all necessary corporate authority to execute, deliver, and perform its obligations under this Agreement and the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by the Company of this Agreement and the Transaction Documents to which each is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to approve this Agreement or the Transaction Documents to which the Company is a party or to consummate the transactions contemplated hereby or thereby, other than the approval by a majority of votes entitled to be cast at a duly called and held meeting of the Company Shareholders (the “Company Shareholder Approval”). This Agreement has been, and upon the execution by the Company of the other Transaction Documents to which each is a party, each of the other Transaction Documents will be, duly executed and delivered by the Company, as applicable, and assuming the due authorization, execution, and delivery by any other parties thereto, this Agreement and each of the other Transaction Documents to which the Company is a party will constitute a valid and binding obligation of the Company, as applicable, enforceable against the Company, as applicable, in accordance with its respective terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

(b) The Company Board, at a meeting duly called and held at which all directors of Company were present, acting upon recommendation of the Special Committee, duly adopted resolutions (i) determining that the terms of this Agreement, the Contribution, the Company Transfer and the other transactions contemplated hereby are fair to, advisable and in the best interests of Company and its shareholders, (ii) approving and declaring advisable this Agreement and the transactions contemplated hereby, including the

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Contribution and Company Transfer, and (iii) recommending that the Company Shareholders vote in favor of the issuance of the Consideration in exchange for the Contribution and Company Transfer, which resolutions, as of the date hereof, have not been subsequently rescinded, modified, or withdrawn in any way.

Section 4.4 No Conflict; Consents and Approvals.

(a) Except as set forth in Section 4.4(a) of the Company Disclosure Schedules, the execution, delivery, and performance by the Company of this Agreement and the other Transaction Documents to which it is a party do not and will not, and the consummation of the Contribution, the Company Transfer and the other transactions contemplated hereby and thereby and compliance by the Company with the provisions hereof and thereof will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation, modification, or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties, assets, or rights of any Company Party under, or give rise to any increased, additional, accelerated, or guaranteed rights or entitlements under, or require any consent, waiver, or approval of any Person pursuant to, any provision of (i) the Organizational Documents of any Company Party, (ii) any Contract to which any Company Party is a party or by which any Company Party or any of its respective properties or assets may be bound, or (iii) subject to the governmental filings and other matters referred to in Section 4.4(b), any Law applicable to any Company Party or by which any Company Party or any of its respective properties or assets may be bound, except as, in the case of the foregoing clauses (ii) and (iii), individually or in the aggregate, would not reasonably be expected to be material to Company and its Subsidiaries considered as a whole.

(b) Except as set forth in Section 4.4(b) of the Company Disclosure Schedules, no consent, approval, order, or authorization of, or registration, declaration, filing with, or notice to, any Governmental Authority is required by or with respect to any Company Party in connection with the execution, delivery, and performance of this Agreement by the Company or the consummation by the Company of the Contribution and the other transactions contemplated hereby or compliance with the provisions hereof, except for (i) such filings and reports as may be required pursuant to the applicable requirements of the Securities Act, the Exchange Act, and any other applicable state or federal securities Law, and (ii) such other consents, approvals, orders, authorizations, registrations, declarations, filings, or notices the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to be material to Company and its Subsidiaries considered as a whole.

Section 4.5 Litigation. As of the date hereof, there is no Action by or against any Company Party pending, or to the Knowledge of Company threatened, that could, individually or in the aggregate, if adversely decided, be material to Company and its Subsidiaries taken as a whole or that would affect the legality, validity, or enforceability of this Agreement or any of the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby.

Section 4.6 State Takeover Laws. The Company Board has taken all actions necessary so that no anti-takeover statute or regulation, including any affiliate transaction or control share acquisition, in each case under the MGCL or other applicable Laws of the State of Maryland, shall be applicable to the execution, delivery or performance of this Agreement or the consummation of the Contribution and the other transactions contemplated in this Agreement.

Section 4.7 Opinion of Financial Advisor. The Company Board has received the opinion of CohnReznick LLP to the effect that, subject to the assumptions, qualifications, and other matters set forth therein, as of the date hereof, the consideration to be received by the Company in connection with the Company Transfer is fair to the Company’s shareholders from a financial point of view.

Section 4.8 Brokers. Except for CohnReznick LLP, no broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company.

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Section 4.9 No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, Contributor acknowledges that neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company or any other Company Party or any information provided to Contributor or any other Person or resulting from the distribution to Contributor, or Contributor’s use, of any such information, including any information, documents, projections, forecasts, or other material made available to Contributor in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement, and Contributor has not relied on such information or any other representation or warranty not set forth in Article IV of this Agreement.

ARTICLE V

COVENANTS

Section 5.1 Conduct of Business.

(a) Conduct of Business by Contributor. Contributor covenants and agrees that, during the period from the date hereof until the Closing, except (i) as contemplated or permitted by this Agreement, (ii) as disclosed in Section 5.1(a) of the Contributor Disclosure Schedules, (iii) as required by applicable Law, and (iv) as Company shall otherwise consent in writing (such consent not to be unreasonably withheld, delayed or conditioned), Contributor (x) shall, and shall cause each other Contributor Party to, conduct its business in the ordinary course of business consistent with past practice, preserve substantially intact its business organization, and preserve its present relationships with customers, suppliers, and other Persons with which it has material business relations, and (y) shall not, and shall cause each Contributor Party not to:

(i) materially amend or otherwise materially change any of its Organizational Documents of the Contributor and its Significant Subsidiaries;

(ii) issue, deliver, sell, pledge, dispose of, or encumber any Equity Interests in itself or another Person, or grant to any Person any right to acquire any Equity Interests in itself or another Person, except (A) Permitted Issuances, (B) pursuant to the settlement of any equity compensation awards outstanding as of the date hereof and in accordance with the terms of such awards or (C) in the ordinary course of business and consistent with past practice;

(iii) declare, set aside, make, or pay any dividend or other distribution, payable in cash, stock, property, or otherwise, with respect to any of its Equity Interests (except for any dividend or distribution by a Contributor Party to another Wholly-Owned Contributor Party) other than in the ordinary course of business and consistent with past practice;

(iv) adjust, split, combine, redeem, repurchase, or otherwise acquire any of its Equity Interests (except in connection with the cashless exercises or similar transactions pursuant to the settlement of equity compensation awards or obligations outstanding as of the date hereof) other than in the ordinary course of business and consistent with past practice;

(v) acquire (whether by merger, consolidation, or acquisition of stock or assets or otherwise) any corporation, partnership, or other business organization or division thereof or any assets, except acquisitions (A) in connection with Permitted Issuances, (B) in the ordinary course of business consistent with past practices, or (C) with total purchase prices that do not exceed $25,000,000 in the aggregate;

(vi) sell or otherwise dispose of (A) whether by merger, consolidation, or sale of stock or assets or otherwise, any corporation, partnership, or other business organization or division thereof, or (B) any assets that, when taken together with all other assets sold, transferred, assigned, disposed of, leased, or licensed by such Contributor Party, have total sale prices that exceed $35,000,000 in the aggregate, except for any such sale or disposition made in the ordinary course of business;

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(vii) create any new Subsidiary, or make any capital contribution or transfer any assets to any Subsidiary other than in the ordinary course of business and consistent with past practice;

(viii) authorize any new capital expenditures which, when taken together with other new capital expenditures authorized by all Contributor Parties, would exceed $20,000,000;

(ix) make any loan or advance to, or investments in, any other Person except (A) in the ordinary course of business and consistent with past practice or (B) that do not exceed $25,000,000 individually (other than loans or advances to, or investments in, a Wholly-Owned Company Party);

(x)(A) incur any indebtedness for borrowed money or issue any debt securities or (B) assume, guarantee, endorse, or otherwise become liable or responsible for the indebtedness or other obligations of another Person, in each and all cases in excess of $50,000,000 in the aggregate other than in the ordinary course of business and consistent with past practice; or

(xi) agree to take any of the actions described in Section 5.1(a)(i) through Section 5.1(a)(x).

(b) Conduct of Business by Company. Company covenants and agrees that, during the period from the date hereof until the Closing, except (i) as contemplated or permitted by this Agreement, (ii) as disclosed in Section 5.1(b) of the Company Disclosure Schedules, (iii) as required by applicable Law, or (iv) as Contributor shall otherwise consent in writing (such consent not to be unreasonably withheld, delayed or conditioned), Company (x) shall, and shall cause each other Company Party to, conduct its business in the ordinary course of business consistent with past practice, preserve substantially intact its business organization, and preserve its present relationships with customers, suppliers, and other Persons with which it has material business relations, and (y) shall not, and shall cause each of the other Company Subsidiaries not to:

(i) amend or otherwise change its Organizational Documents;

(ii) issue, deliver, sell, pledge, dispose of, or encumber any Equity Interests in itself or another Person, or grant to any Person any right to acquire any Equity Interest in itself or another Person, except pursuant to the settlement of any equity compensation awards outstanding as of the date hereof and in accordance with the terms of such instruments;

(iii) declare, set aside, make, or pay any dividend or other distribution, payable in cash, stock, property, or otherwise, with respect to any of its Equity Interests (except for quarterly cash dividends in the ordinary course of business in accordance with past practice and any dividend or distribution by a Company Party to another Wholly-Owned Company Party);

(iv) adjust, split, combine, redeem, repurchase, or otherwise acquire any of its Equity Interests (except in connection with the cashless exercises or similar transactions pursuant to the settlement of equity compensation awards or obligations outstanding as of the date hereof);

(v) acquire (whether by merger, consolidation, or acquisition of stock or assets or otherwise) any corporation, partnership, or other business organization or division thereof or any assets, except acquisitions of assets either (A) in the ordinary course of business consistent with past practice, or (B) with total purchase prices that do not exceed $1,000,000 in the aggregate;

(vi) sell or otherwise dispose of (A) whether by merger, consolidation, or acquisition of stock or assets or otherwise, any corporation, partnership, or other business organization or division thereof, or (B) any assets that, when taken together with all other assets sold, transferred, assigned, disposed of, leased, or licensed by the Company Parties, have total sale prices that exceed $1,000,000 in the aggregate, except in the case of clause (B) for any such sale or disposition made in the ordinary course of business;

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(vii) create any new Subsidiary, or make any capital contribution or transfer any assets to any Subsidiary;

(viii) authorize any new capital expenditures which, when taken together with other new capital expenditures authorized by all Company Parties, would exceed $1,000,000;

(ix) make any loans or advances to, or investments in, any other Person (A) outside of the ordinary course of business, or (B) in excess of $1,000,000 individually (other than loans or advances to, or investments in, a Wholly-Owned Company Party);

(x)(A) incur any indebtedness for borrowed money or issue any debt securities, or (B) assume, guarantee, endorse, or otherwise become liable or responsible for the indebtedness or other obligations of another Person, in each and all cases, in excess of $1,000,000 in the aggregate;

(xi) implement or adopt any material change in its methods of accounting, except as may be appropriate to conform to changes in statutory or regulatory accounting rules or GAAP; or

(xii) agree to take any of the actions described in Section 5.1(b)(i) through Section 5.1(b)(xi).

Section 5.2 No Solicitation.

(a) Company agrees that, subject to the other terms and provisions of this Section 5.2, it shall not, and shall cause each other Company Party and the Company Representatives not to, directly or indirectly (i) initiate or solicit any inquiry, proposal, or offer with respect to, or the making or completion of, any Company Acquisition Proposal, (ii) engage or participate in any discussions or negotiations concerning, or provide or cause to be provided any non-public information or data relating to any Company Party in connection with, a Company Acquisition Proposal, (iii) approve, endorse, or recommend any Company Acquisition Proposal, or (iv) approve, endorse, or recommend, or execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement, or other similar document or agreement relating to a Company Acquisition Proposal.

(b) Notwithstanding anything to the contrary in Section 5.2(a), at any time prior to obtaining the Company Shareholder Approval, Company may, in response to a bona fide written Company Acquisition Proposal that did not result from a breach of Section 5.2(a) and that the Company Board or any committee thereof determines in good faith constitutes or may reasonably be expected to lead to a Company Superior Proposal, (i) furnish information with respect to the Company Parties to the Person making such Company Acquisition Proposal pursuant to a customary confidentiality agreement, and (ii) participate in discussions or negotiations with such Person and its representatives regarding such Company Acquisition Proposal.

(c) Subject to the actions permitted under or contemplated by Section 7.1(f), neither the Company Board nor any committee thereof shall (i) withdraw or modify in a manner adverse to Contributor, or publicly propose to withdraw or modify in a manner adverse to Contributor, its recommendation of this Agreement or the Contribution, or (ii) approve or recommend, or publicly propose to approve or recommend, any Company Acquisition Proposal (any of such actions, a “Company Adverse Recommendation Change”). Notwithstanding anything to the contrary in this Section 5.2(c), if, prior to obtaining the Company Shareholder Approval, Company has received one or more Company Superior Proposals, or the Company Board determines in good faith, after consultation with outside counsel, that the failure to do so would be inconsistent with the Company Board’s exercise of its fiduciary duties, the Company Board or any committee thereof may make a Company Adverse Recommendation Change; provided, however, that the Company Board may not make a Company Adverse Recommendation Change in response to a Company Superior Proposal unless Company notifies Contributor in writing at least two Business Days before taking such action of its intention to do so.

(d) Company shall promptly (and in any event within 48 hours) advise Contributor orally and in writing of (i) any written Company Acquisition Proposal, (ii) any written request received by the Company for non-public information relating to Company or its Subsidiaries, other than requests for information not

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reasonably expected to be related to a Company Acquisition Proposal, and (iii) any written inquiry or request for discussion or negotiation regarding a Company Acquisition Proposal including in each case the identity of the Person making any such Company Acquisition Proposal.

(e) Nothing set forth in this Agreement shall prevent Company or the Company Board from (i) taking and disclosing to its shareholders and publicly a position contemplated by Rule 14e-2(a), Rule 14d-9, or Item 1012(a) of Regulation M-A promulgated under the Exchange Act (or any similar communication to shareholders in connection with the making or amendment of a tender offer or exchange offer) or from (ii) making any required disclosure to Company’s shareholders and publicly if, in the good faith judgment of the Company Board, after consultation with outside counsel, failure to disclose such information would reasonably be expected to violate its obligations under applicable Law.

Section 5.3 Preparation of Proxy Statement; Company’s Shareholders’ Meeting; Contributor Limited Partner Approval.

(a) As promptly as practicable following the Effective Date, Company shall file with the SEC a proxy statement in preliminary form as required by the Exchange Act (as amended or supplemented from time to time, the “Proxy Statement”) to be sent to the shareholders of Company relating to a special meeting of Company’s shareholders (the “Company Shareholders’ Meeting”) to be held to consider the approval of the transactions contemplated by this Agreement. Company shall promptly notify Contributor upon Company’s receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall consult with Contributor prior to responding to any such comments or requests or filing any amendment or supplement to the Proxy Statement, and shall provide Contributor with copies of all material written correspondence (and keep Contributor reasonably apprised of any material verbal communications) between Company and Company Representatives on the one hand and the SEC and its staff on the other hand. Contributor shall, and shall cause the Contributor Parties to, furnish to Company the information relating to them required by the Exchange Act and the rules and regulations promulgated thereunder to be included in the Proxy Statement or any other Company filing. Company shall use its commercially reasonable efforts to resolve all SEC comments with respect to the Proxy Statement as promptly as practicable after receipt thereof. Company shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified or filing a general consent to service of process) required to be taken under any applicable state securities or “blue sky” Laws due to the offering and issuance of the Unit Consideration (and the related Company Class A Common Stock to be issued upon exercise of redemption rights), Class B Common Stock Consideration and Acquirer Warrants in connection with the Contribution and Contributor shall furnish all information concerning the Contributor Parties and the holders of Equity Interests of Contributor as may be reasonably requested in connection with any such action. Company shall use its commercially reasonable efforts to cause the Proxy Statement in definitive form to be mailed to Company’s shareholders as promptly as practicable following the clearance of the preliminary Proxy Statement by the SEC. If at any time prior to obtaining Company Shareholder Approval, any information relating to any Contributor Party or Company Party, or any of their respective Affiliates, officers, or directors, should be discovered by Contributor or Company that should be set forth in an amendment or supplement to the Proxy Statement so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Parties hereto and an appropriate amendment or supplement describing such information shall promptly be filed with the SEC and, to the extent required under applicable Law, disseminated to the Company Shareholders; provided, that the delivery of such notice and the filing of any such amendment or supplement shall not affect or be deemed to modify any representation or warranty made by any Party hereunder or otherwise affect the remedies available hereunder to any Party. The Company agrees that, assuming Contributor’s compliance with the last sentence of this Section 5.3(a), the Proxy Statement (i) will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder and (ii) will not on the date it is first mailed to Company Shareholders and at the time of the Company Shareholders’ Meeting contain any untrue statement of a material fact or omit to state any material fact required

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to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, Company assumes no responsibility with respect to information supplied in writing by or on behalf of Contributor for inclusion or incorporation by reference in the Proxy Statement. Contributor shall ensure that such information supplied by it in writing for inclusion (or incorporation by reference) in the Proxy Statement will comply as to form with provisions of the Exchange Act and rules and regulations promulgated thereunder, including Regulations S-X, and will not, on the date it is first mailed to Company Shareholders and at the time of the Company Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) As promptly as practicable after the Company shall be notified by the SEC that it has no further comments on the Proxy Statement, Company shall establish a record date for, duly call, give notice of, convene, and hold the Company Shareholders’ Meeting solely for the purpose of obtaining the Company Shareholder Approval. Except in the case of a Company Adverse Recommendation Change permitted by Section 5.2(c), Company, through the Company Board, shall (i) recommend to its shareholders that they approve the Company Transfer in accordance with this Agreement, the issuance of the Company Class B Common Stock and the formation and capitalization of the Acquirer in accordance with the New Acquirer Operating Agreement and (ii) include such recommendation in the Proxy Statement. Notwithstanding any Company Adverse Recommendation Change, unless this Agreement is validly terminated in accordance with and pursuant to Article VII, the Company Shareholder’s meeting shall be held for the purpose of obtaining the Company Shareholder Approval.

(c) Promptly following the execution of this Agreement Contributor shall take such actions necessary or prudent in the solicitation of, and shall promptly obtain, the Contributor Limited Partner Approval.

Section 5.4 Amended and Restated Operating Agreement for Acquirer. At the Closing, Company shall cause the operating agreement of Acquirer to be amended and restated in the form of Exhibit C attached hereto (as the same may be amended or restated from time to time, the “New Acquirer Operating Agreement”), and shall cause the Unit Consideration membership interests in Acquirer to be issued to Contributor in connection with the transfer of the Acquired Interests to Acquirer.

Section 5.5 Cooperation with Respect to RSUs. Each of the Parties shall reasonably cooperate in good faith with each other Party to take such action as shall be required to make proper provision for the restricted stock units of Company and restricted limited partner interests of Contributor in connection with the transactions contemplated by this Agreement, whether by the issuance of restricted Acquirer Common Units in exchange therefor or other adequate provision, and the parties shall enter into such additional agreements as shall be necessary or appropriate with respect thereto and otherwise mutually satisfactory.

Section 5.6 Indemnification, Exculpation. All rights to indemnification and exculpation (including the advancement of expenses) from liabilities for acts or omissions occurring at or prior to the Closing (including with respect to the Contribution and each of the other transactions contemplated by this Agreement and each of the other Transaction Documents) existing as of the date hereof in favor of the current or former directors, officers and employees of each Company Party, as provided in such Company Party’s Organizational Documents (subject to any limitations therein), or any indemnification agreements of any Company Party (subject to any limitations therein) and not in violation of applicable Law, shall survive the Closing and shall continue in full force and effect without amendment, modification, or repeal in accordance with their terms. Following the Closing, the Company shall maintain in full force and effect director and officer liability insurance covering acts of the Company’s officers and directors up to and including the Closing, which insurance shall be maintained for the full period during which claims for breach of fiduciary duty may legally be brought with respect to the transactions contemplated by this Agreement or other acts or omissions occurring prior to Closing.

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Section 5.7 Access to Information; Confidentiality.

(a) From the date hereof to the Closing or the earlier termination of this Agreement, upon reasonable prior written notice, Company shall cause the Company Parties, and each of their officers, employees, and Company Representatives, to afford to Contributor reasonable access during normal business hours, consistent with applicable Law, to its officers, employees, properties, offices, other facilities, and books and records, and shall furnish Contributor with all financial, operating, and other data and information as Contributor shall reasonably request in writing. Notwithstanding the foregoing, any such investigation or consultation shall be conducted in such a manner as not to interfere unreasonably with the business or operations of Company or any Company Parties or otherwise result in any significant interference with the prompt and timely discharge by the employees of any Company Party of its normal duties. No Company Party shall be required to provide access to or to disclose information where such access or disclosure would (i) breach any agreement with any third-party, (ii) constitute a waiver of or jeopardize the attorney-client or other privilege held by any Company Party, or (iii) otherwise violate any applicable Law. Contributor will hold and treat, and will cause the Contributor Representatives to hold and treat, in confidence all documents and information concerning any Company Party furnished to Contributor, any Contributor Party, or any Contributor Representatives in connection with the transactions contemplated by this Agreement.

(b) From the date hereof to the Closing or the earlier termination of this Agreement, upon reasonable prior written notice, Contributor shall cause each of the Contributor Parties, and their officers, employees, and Contributor Representatives, to afford to Company reasonable access during normal business hours, consistent with applicable Law, to its officers, employees, properties, offices, other facilities, and books and records, and shall furnish Company with all financial, operating, and other data and information as Company shall reasonably request in writing. Notwithstanding the foregoing, any such investigation or consultation shall be conducted in such a manner as not to interfere unreasonably with the business or operations of Contributor or any Contributor Party or otherwise result in any significant interference with the prompt and timely discharge by the employees of any Contributor Party of their normal duties. No Contributor Party shall be required to provide access to or to disclose information where such access or disclosure would (i) breach any agreement with any third-party, (ii) constitute a waiver of or jeopardize the attorney-client or other privilege held by any Contributor Party, or (iii) otherwise violate any applicable Law. Company will hold and treat, and will cause the Company Representatives to hold and treat, in confidence all documents and information concerning any Contributor Party furnished to Company, any Company Party, or any Company Representatives in connection with the transactions contemplated by this Agreement.

(c) Notwithstanding the foregoing, the Parties may disclose to any and all persons without limitation of any kind, the tax treatment and tax structure of the transactions contemplated in this Agreement.

Section 5.8 Further Actions; Efforts.

(a) Upon the terms and subject to the conditions of this Agreement, each of the Parties shall use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and cooperate with each other in order to do, all things necessary, proper or advisable under applicable Law to consummate the transactions contemplated by this Agreement at the earliest practicable date. Each of the parties agrees to execute and deliver such other documents, certificates, agreements, and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement in accordance with the terms hereof.

(b) In furtherance and not in limitation of the provisions of Section 5.8(a), as soon as practicable after the date hereof, Company shall use its reasonable best efforts to submit a Form A Filing to each applicable Governmental Authority with respect to the transactions contemplated hereby. The Parties shall promptly make any and all other filings and submissions of information with the applicable Governmental Authorities that are required or requested by such Governmental Authorities in connection with the Form A Filings in order to obtain the approvals required by such Governmental Authorities to consummate the transactions contemplated hereby.

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Contributor shall furnish Company with such necessary information and reasonable assistance as may be reasonably requested in connection with the preparation by Company of the Form A Filings and any related filings or submissions.

(c) In furtherance and not in limitation of the provisions of Section 5.8(a), each of the Parties shall use all commercially reasonable efforts to obtain all of the consents or approvals necessary or advisable to consummate the transactions contemplated by this Agreement, including the consents or approvals set forth on Section 3.4(a) of the Contributor Disclosure Schedules and Section 4.4(a) of the Company Disclosure Schedules.

Section 5.9 Notification of Certain Matters. Each Party shall promptly notify each of the other Parties of (a) any notice or other communication received by such Party or its Subsidiaries from any Governmental Authority in connection with the Contribution or the other transactions contemplated hereby or from any Person alleging that the consent of such Person is or may be required in connection with the Contribution or the other transactions contemplated hereby, (b) any Action commenced or, to the Knowledge of Company or the Knowledge of Contributor, as applicable, threatened against, relating to, or involving or otherwise affecting such Party or any of its Subsidiaries which relate to the Contribution or the other transactions contemplated hereby, or (c) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would cause or result in any of the conditions to the Contribution set forth in Article VI not being satisfied or satisfaction of those conditions being materially delayed in violation of any provision of this Agreement; provided, however, that the delivery of any notice pursuant to this Section 5.9 shall not (i) cure any breach of, or non-compliance with, any other provision of this Agreement, or (ii) limit the remedies available to the Party receiving such notice; provided further, that failure to give prompt notice pursuant to clause (c) shall not constitute a failure of a condition to the Contribution set forth in Article VI except to the extent that the underlying fact or circumstance not so notified would standing alone constitute such a failure.

Section 5.10 Certain Tax Matters. During the period from the date of this Agreement to the Closing, each of Company and Contributor shall, and shall cause each of its Subsidiaries to: (i) timely file all material Tax Returns (taking into account any permitted extensions) required to be filed by or on behalf of each such entity; (ii) timely pay all material Taxes due and payable and timely remit any amounts required by Law to be remitted to any taxing authority; (iii) accrue a reserve in the books and records and financial statements of any such entity in accordance with past practice for all material Taxes payable but not yet due or that are being contested in good faith through appropriate proceedings; and (iv) except in the ordinary course of business and consistent with past practice or as required by Law, (A) not change any material method of Tax accounting, (B) not file any amended Tax Return or claim for refund, (C) not agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of any material Taxes, (D) not make or change any material Tax election, and (E) not settle or compromise any material Tax liability, in each case, without Contributor’s consent in the case of any such action by Company or any Company Subsidiaries, or without Company’s consent in the case of any such action by Contributor or any Contributor Subsidiaries, which consent shall not be unreasonably withheld, conditioned or delayed. Any Tax Returns described in this Section 5.10 shall be true, complete, and accurate in all material respects and, except as otherwise required by Law, shall be prepared on a basis consistent with the past practice of the entity on behalf of whom such Tax Returns are filed.

Section 5.11 Fees and Expenses. Without limiting the foregoing, all fees and expenses incurred in connection with this Agreement, the Contribution, and the other transactions contemplated hereby shall be paid by the Party incurring such fees or expenses, whether or not the Contribution is consummated. Acquirer shall be responsible (by direct payment or reimbursement) for any and all expenses incurred by Company or Contributor subsequent to the Closing. Such expenses shall include, without limitation, any corporate or other taxes due and payable, or paid, by Company at any time on or after the Closing hereunder.

Section 5.12 Post-Closing Contributor Operations. On and after the Closing, Contributor shall not engage in any business or other operations other than the holding and distribution of the Company Class A Common Stock, Company Class B Common Stock, Acquirer Common Units and the Acquirer Warrants and any ancillary actions related thereto.

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Section 5.13 Public Announcements. The initial press release with respect to the transactions contemplated by this Agreement shall be a joint press release reasonably acceptable to each of Company and Contributor. Company and Contributor shall consult with each other before issuing, and give each other a reasonable opportunity to review and comment upon, any press release or other public statement with respect to this Agreement, the Contribution, and the other transactions contemplated hereby and shall not issue any such press release or make any public announcement prior to such consultation and review.

Section 5.14 Company Transfer.

(a) At Closing, Company shall transfer all of its operating assets (other than its ownership of Acquirer Common Units) to Acquirer (the “Company Transfer”) and shall take all actions necessary or appropriate to effect such transfer, including obtaining all required approvals and consents.

(b) At such time as the Company Transfer shall be effected, Acquirer or one of its Subsidiaries shall assume all obligations of the Company under all employment letters, contracts and agreements, shall offer to employ all employees of the Company who are employed by the Company on the Closing Date, and shall assume all responsibility for operation of the business of the Company that was operated prior to Closing.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.1 Conditions to Each Party’s Obligation to Effect the Contribution. The obligation of each Party to effect the Contribution is subject to the satisfaction at or prior to the Closing of the following conditions:

(a) The Company Shareholder Approval shall have been obtained.

(b) The Contributor Limited Partner Approval shall have been obtained.

(c) No temporary restraining order, preliminary or permanent injunction, or other judgment, order, or decree issued by any court of competent jurisdiction or other legal restraint or prohibition shall be in effect, no Action shall be threatened in writing or pending, and no Law shall have been enacted, entered, promulgated, enforced, or deemed applicable by any Governmental Authority that, in any case, prohibits or makes illegal the consummation of the Contribution or any other transaction contemplated by this Agreement.

(d) Company and its Subsidiaries shall have procured the third party consents set forth on Schedule 6.1(d).

(e) Contributor and its Subsidiaries shall have procured the third party consents set forth on Schedule 6.1(e).

(f) The Amended and Restated Articles shall have been filed with the State of Maryland Department of Assessments and Taxation.

Section 6.2 Conditions to the Obligations of Contributor. The obligation of Contributor to effect the Contribution is also subject to the satisfaction, or waiver by Contributor, at or prior to the Closing of the following conditions:

(a) The representations and warranties of Company set forth in this Agreement (without giving effect to any materiality, “Company Material Adverse Effect,” and similar qualifiers set forth therein) shall be true and correct as of the Effective Date and as of the Closing Date as though made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except for inaccuracies of representations or warranties the circumstances giving rise to which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect,

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provided, that the representations and warranties set forth in Section 4.1 (Organization, Standing and Power), Section 4.2 (Company Capitalization), and Section 4.3 (Authority) shall be true and correct in all respects as of the Effective Date and as of the Closing Date as though made as of such date.

(b) Each of Company and Acquirer shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

(c) Since the date of this Agreement, there shall not have occurred any event, change, circumstance, occurrence, effect, or state of facts that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

(d) The Acquirer shall have executed and delivered the Acquirer Warrants.

(e) The Company Board at the Effective Time shall consist of Michael Barnes, Geoffrey Kauffman, William A. Houlihan, Jonathan Ilany, Richard Price and Bradley Smith (or if any one of them is unable to serve, such other individual designated by Contributor and reasonably acceptable to the Company).

(f) Company shall have delivered to Contributor certificates of officers and public officials as shall be reasonably requested by Contributor to establish the existence and good standing of each of Company and each Company Subsidiary in the jurisdiction in which it is organized.

Section 6.3 Conditions to the Obligations of Company and Acquirer. The obligation of Company and Acquirer to effect the Contribution is also subject to the satisfaction, or waiver by Company, at or prior to the Closing of the following conditions:

(a) The representations and warranties of Contributor set forth in this Agreement (without giving effect to any materiality, “Contributor Material Adverse Effect,” and similar qualifiers set forth therein) shall be true and correct as of the Effective Date, and as of the Closing Date as though made as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except for inaccuracies of representations or warranties the circumstances giving rise to which would not, individually or in the aggregate, reasonably be expected to have a Contributor Material Adverse Effect, provided, that the representations and warranties set forth in Section 3.1 (Organization, Standing and Power), Section 3.2 (Capitalization), and Section 3.3 (Authority) shall be true and correct in all respects as of the Effective Date and as of the Closing Date as though made as of such date.

(b) Contributor shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

(c) Since the date of this Agreement, there shall not have occurred any event, change, circumstance, occurrence, effect, or state of facts that, individually or in the aggregate, has had or would reasonably be expected to have a Contributor Material Adverse Effect.

(d) Contributor shall have delivered the Warrant Consideration to the Acquirer.

(e) Contributor shall have delivered to Company certificates of officers and public officials as shall be reasonably requested by Company to establish the existence and good standing of each of Contributor and each Contributor Subsidiary in the jurisdiction in which it is organized.

Section 6.4 Frustration of Closing Conditions. No Party may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such Party’s breach of this Agreement.

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ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

Section 7.1 Termination. This Agreement may be terminated and the Contribution may be abandoned at any time prior to the Closing:

(a) by mutual written consent of Company and Contributor;

(b) by either Company or Contributor, by written notice to the other Parties:

(i) if the Contribution shall not have been consummated on or before September 30, 2013 (the “Outside Date”); provided, that no Party shall have the right to terminate this Agreement pursuant to this Section 7.1(b)(i) if the failure of the Contribution to be consummated by the Outside Date was caused by such Party’s breach of this Agreement;

(ii) if consummation of the transactions contemplated by this Agreement would violate any nonappealable final order, decree or judgment of any Governmental Authority having competent jurisdiction; or

(iii) if the Company Shareholder Approval shall not have been obtained at the Company Shareholders’ Meeting duly convened therefor or at any adjournment or postponement thereof at which the vote to obtain the Company Shareholder Approval was taken.

(c) by Contributor (provided that Contributor is not then in material breach of any representation, warranty, covenant, or other agreement herein), by written notice to Company, in the event of a breach by Company or Acquirer of any representation, warranty, covenant, or other agreement contained herein, or if a representation or warranty of Company shall have become untrue or inaccurate after the date of this Agreement, which situation in either case (i) would result in a failure of a condition set forth in Section 6.1 if the Closing were otherwise to occur on the date Contributor delivers notice of the breach to Company, and (ii) has not been cured within thirty (30) calendar days following notice thereof, or if the Outside Date is less than thirty (30) calendar days from such notice, has not been or cannot reasonably be expected to be cured by the Outside Date;

(d) by Contributor, by written notice to Company, if the Company Board shall have effected a Company Adverse Recommendation Change;

(e) by Company (provided that Company and Acquirer are not then in material breach of any representation, warranty, covenant, or other agreement herein), by written notice to Contributor, in the event of a breach by Contributor of any representation, warranty, covenant, or other agreement contained herein, or if a representation or warranty of Contributor shall have become untrue or inaccurate after the date of this Agreement, which situation in either case (i) would result in a failure of a condition set forth in Section 6.1 if the Closing were to occur on the date Company delivers notice of the breach to Contributor, and (ii) has not been cured within thirty (30) calendar days following notice thereof, or if the Outside Date is less than thirty (30) calendar days from such notice, has not been or cannot reasonably be expected to be cured by the Outside Date; or

(f) by Company, by written notice to Contributor, in order to enter into a transaction that is a Company Superior Proposal if, prior to the receipt of the Company Shareholder Approval, the Company Board has received a Company Superior Proposal; provided, however, that Company shall not exercise its right to terminate this Agreement and the Company Board shall not recommend a Company Superior Proposal to the Company Shareholders unless Company shall have delivered to Contributor a prior written notice advising Contributor that Company or the Company Board intends to take such action with respect to a Company Superior Proposal, which notice shall include the terms and conditions of, and the identity of the Person making, such Company Superior Proposal, and a copy (if any) of any other relevant transaction documents with respect to such

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proposal (it being understood and agreed that any amendment to the financial terms or any other material term of such Company Superior Proposal shall require a new written notice by Company and a new three (3) Business Day period as hereinafter provided for) and specifying in reasonable detail the material terms and conditions of the Company Superior Proposal, this notice to be delivered not less than three Business Days prior to the termination of this Agreement, and, during such three Business Day period, Company and its advisors have negotiated with Contributor to make such adjustments in the terms and conditions of this Agreement such that such Company Acquisition Proposal would no longer constitute a Company Superior Proposal.

Any notice given by a Party in connection with the termination of this Agreement pursuant to this Section 7.1 must satisfy the applicable requirements of Section 8.1.

Section 7.2 Effect of Termination. In the event of termination of this Agreement, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of any Party hereto, except that the provisions of Section 5.11 (Fees and Expenses), Section 5.13 (Public Announcements), this Section 7.2, and Article VIII (General Provisions) shall survive the termination hereof; provided, however, that no such termination shall relieve any Party hereto from any liability or damages resulting from a breach of any covenant or agreement set forth in this Agreement.

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ARTICLE VIII

GENERAL PROVISIONS

Section 8.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by email, upon written confirmation of receipt, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier, or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)	if to Company or Acquirer, to:

Care Investment Trust Inc.

780 Third Avenue, 21st Floor

New York, NY 10017

Attention: Salvatore V. Riso, Jr.

Email: triso@carereit.com

with a copy (which shall not constitute notice) to:

John A. Good, Esq.

Bass, Berry & Sims PLC

The Tower at Peabody Place

100 Peabody Place, Suite 900

Memphis, TN 38103

Email: jgood@bassberry.com

(ii)	if to Contributor, to:

Tiptree Financial Partners, L.P.

780 Third Avenue, 29th Floor

New York, NY 10017

Attention: Geoffrey Kauffman

Email: gkauffman@tiptreefinancial.com

with a copy (which shall not constitute notice) to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Attention: Michael R. Littenberg, Esq.

Email: michael.littenberg@srz.com

Section 8.2 Survival. All representations, warranties and pre-closing covenants and agreements set forth in this Agreement shall terminate at Closing and all post-closing covenants or agreements set forth in this Agreement shall survive in accordance with their terms.

Section 8.3 Entire Agreement. This Agreement (including the Exhibits hereto) and the other Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof, and supersede all prior written agreements, arrangements, communications, and understandings and all prior and contemporaneous oral agreements, arrangements, communications, and understandings among the Parties with respect to the subject matter hereof and thereof.

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Section 8.4 Amendment and Waiver.

(a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided, that after obtaining the Contributor Limited Partner Approval or any approval of the transactions contemplated by this Agreement by the Company Shareholders, no amendment of this Agreement shall be made that by Law requires further Contributor Limited Partner Approval or approval by the Company Shareholders, as the case may be, without obtaining such approval.

(b) No failure or delay by any Party in exercising any right, power, or privilege in connection with this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. Except as otherwise provided herein, the rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 8.5 No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties and their respective successors and permitted assigns and any legal or equitable right, benefit, or remedy of any nature under or by reason of this Agreement. The representations and warranties in this Agreement are the product of negotiations among the Parties hereto and are for the sole benefit of the Parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Article VI without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties hereto of risks associated with particular matters regardless of the knowledge of any of the Parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

Section 8.6 Governing Law. THIS AGREEMENT AND ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE LAWS OF ANY OTHER JURISDICTION THAT MIGHT BE APPLIED BECAUSE OF THE CONFLICTS OF LAWS PRINCIPLES OF THE STATE OF NEW YORK.

Section 8.7 Submission to Jurisdiction. EACH OF THE PARTIES IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT BY ANY PARTY OR ITS AFFILIATES AGAINST ANY OTHER PARTY OR ITS AFFILIATES SHALL BE BROUGHT AND DETERMINED IN ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK (OR, IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, IN ANY APPROPRIATE NEW YORK STATE OR FEDERAL COURT). EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE AFORESAID COURTS FOR ITSELF AND WITH RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, WITH REGARD TO ANY SUCH ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES AGREES NOT TO COMMENCE ANY ACTION, SUIT, OR PROCEEDING RELATING THERETO EXCEPT IN THE COURTS DESCRIBED ABOVE IN NEW YORK, OTHER THAN ACTIONS IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE ANY JUDGMENT, DECREE, OR AWARD RENDERED BY ANY SUCH COURT IN NEW YORK AS DESCRIBED HEREIN. EACH OF THE PARTIES FURTHER AGREES THAT NOTICE AS PROVIDED HEREIN SHALL CONSTITUTE SUFFICIENT SERVICE OF PROCESS AND THE PARTIES FURTHER WAIVE ANY ARGUMENT THAT SUCH SERVICE IS INSUFFICIENT. EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION OR AS A

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DEFENSE, COUNTERCLAIM OR OTHERWISE, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, (A) ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE COURTS IN NEW YORK AS DESCRIBED HEREIN FOR ANY REASON, (B) THAT IT OR ITS PROPERTY IS EXEMPT OR IMMUNE FROM JURISDICTION OF ANY SUCH COURT OR FROM ANY LEGAL PROCESS COMMENCED IN SUCH COURTS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF JUDGMENT, EXECUTION OF JUDGMENT, OR OTHERWISE) AND (C) THAT (I) THE SUIT, ACTION, OR PROCEEDING IN ANY SUCH COURT IS BROUGHT IN AN INCONVENIENT FORUM, (II) THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER, OR (III) THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

Section 8.8 Assignment; Successors. Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Party without the prior written consent of the other Parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

Section 8.9 Enforcement. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the Parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York State or federal court sitting in the Borough of Manhattan in the City of New York (or, if such court lacks subject matter jurisdiction, in any appropriate New York State or federal court), this being in addition to any other remedy to which such Party is entitled at law or in equity. Each of the Parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security as a prerequisite to obtaining equitable relief.

Section 8.10 Currency. All references to “dollars” or “$” or “US$” in this Agreement refer to United States dollars, which is the currency used for all purposes in this Agreement.

Section 8.11 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision or portion of any provision had never been contained herein.

Section 8.12 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.13 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

Section 8.14 Facsimile Signature. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

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Section 8.15 No Presumption Against Drafting Party. Each of the Parties acknowledges that each Party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting Party has no application and is expressly waived.

[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

CARE INVESTMENT TRUST INC.

By:	/s/ Salvatore (Torey) Riso, Jr.

Name: Salvatore (Torey) Riso, Jr.
Title: Chief Executive Officer

TIPTREE OPERATING COMPANY, LLC

By: Care Investment Trust Inc., its Managing Member

By:	/s/ Salvatore (Torey) Riso, Jr.

Name: Salvatore (Torey) Riso, Jr.
Title: Chief Executive Officer

TIPTREE FINANCIAL PARTNERS, L.P.

By:	/s/ Geoffrey Kauffman

Name: Geoffrey Kauffman
Title: President and Chief Executive Officer

AMENDMENT TO

CONTRIBUTION AGREEMENT

This Amendment (this “Amendment”), dated as of February 14, 2013, to the Contribution Agreement, dated as of December 31, 2012 (the “Contribution Agreement”), among Care Investment Trust Inc., a Maryland corporation (“Care” or the “Company”), Tiptree Operating Company, LLC, a Delaware limited liability company (“Acquirer”), and Tiptree Financial Partners, L.P., a Delaware limited partnership (“Contributor”). The Company, Acquirer and Contributor are sometimes referred to herein collectively as “Parties” and individually as a “Party”. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Contribution Agreement.

WHEREAS, pursuant to Section 8.4 of the Contribution Agreement, the Parties may amend the Contribution Agreement;

WHEREAS, following the closing of the transactions contemplated by the Contribution Agreement, the Company will indirectly own equity interests in one or more entities subject to the insurance regulations of the State of New York and the Commonwealth of Pennsylvania; and

WHEREAS, each of the Parties has deemed it advisable to amend the Contribution Agreement to amend and restate the form of the Fourth Articles of Amendment and Restatement of the Company (the “Amended and Restated Articles”), attached as Exhibit A to the Contribution Agreement, in connection with the compliance by the Company with state insurance laws and regulations applicable to the Company following the closing of the transactions contemplated by the Contribution Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, each of the Parties hereby agrees as follows:

1. Amended and Restated Charter. The form of Amended and Restated Articles set forth on Exhibit A to the Contribution Agreement is hereby amended and restated in its entirety, such that the Amended and Restated Articles to be adopted by the Company shall be in form attached as Exhibit A to this Amendment.

2. No Other Amendments. Except to the extent expressly set forth in this Amendment, all of the terms of the Contribution Agreement shall remain in full force and effect without amendment, change or modification.

2. Governing Law. This Amendment and all disputes or controversies arising out of or relating to this Amendment or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of New York.

3. Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

CARE INVESTMENT TRUST INC.

By:	/s/ Salvatore (Torey) Riso, Jr.

Name: Salvatore (Torey) Riso, Jr.
Title: Chief Executive Officer

TIPTREE OPERATING COMPANY, LLC

By: Care Investment Trust Inc., its Managing Member

By:	/s/ Salvatore (Torey) Riso, Jr.

Name: Salvatore (Torey) Riso, Jr.
Title: Chief Executive Officer

TIPTREE FINANCIAL PARTNERS, L.P.

By:	/s/ Geoffrey Kauffman

Name: Geoffrey Kauffman
Title: President and Chief Executive Officer

EXHIBIT A

AMENDED AND RESTATED ARTICLES

[See Appendix B to this proxy statement]

Appendix B

CARE INVESTMENT TRUST INC.

FORM OF FOURTH ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Care Investment Trust Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter (the “Charter”) as currently in effect and as hereinafter amended.

SECOND: The following provisions are all of the provisions of the Charter currently in effect and as hereinafter amended:

ARTICLE 1

INCORPORATOR

The incorporator, James L. Galante, whose address is c/o DLA Piper US LLP, 6225 Smith Avenue, Baltimore, Maryland 21209, formed a corporation on March 19, 2007 under the general laws of the State of Maryland.

ARTICLE 2

NAME

The name of the corporation is Tiptree Financial Inc. (the “Corporation”).

ARTICLE 3

PURPOSE

The purposes for which the Corporation is formed are to engage in, carry on and conduct any lawful act or activity for which corporations may be organized under the Maryland General Corporation Law (as now or hereafter in force, the “MGCL”). The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other article of the charter of the Corporation (the “Charter”) and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the general laws of the State of Maryland.

ARTICLE 4

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 350 West Camden Street, Baltimore, Maryland 21201. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, the address of which is 350 West Camden Street, Baltimore, Maryland 21201.

ARTICLE 5

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1 Number of Directors; Vacancies. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board of Directors of the Corporation (the “Board”), with the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board; provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. The number of directors currently in office is seven and the names of the directors currently in office and who shall serve until their successors are duly elected and qualify are Michael Barnes, Geoffrey Kauffman, William A. Houlihan, Jonathan Ilany, Richard Price and Bradley Smith. Except as otherwise expressly provided in the Charter (including any articles supplementary relating to any series of Preferred Stock), vacancies on the Board and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. Each director so chosen shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as provided in the Bylaws of the Corporation (as amended or amended and restated, the “Bylaws”).

Effective upon the election of directors at the 2013 annual meeting of stockholders, the directors (other than any director elected solely by holders of one or more classes or series of Preferred Stock) shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the Board, one class to hold office initially for a term expiring at the 2014 annual meeting of stockholders, another class to hold office initially for a term expiring at the 2015 annual meeting of stockholders and another class to hold office initially for a term expiring at the 2016 annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

In addition to the powers and authority expressly conferred upon the Board by statute, the Charter (including any articles supplementary relating to any series of Preferred Stock) or the Bylaws, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, in all cases, to the provisions of the MGCL, the Charter (including any articles supplementary relating to any series of Preferred Stock) and the Bylaws; provided, however, that no amendments to the Charter (including any articles supplementary relating to any series of Preferred Stock) or the Bylaws hereafter adopted by the Corporation shall invalidate any prior act of the Board that would have been valid if such amendments to the Charter (including any articles supplementary relating to any series of Preferred Stock) or the Bylaws had not been adopted.

Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of the Charter (including any articles supplementary relating to any series of Preferred Stock) applicable thereto. Notwithstanding this Section 5.1, the number of directors that may be elected by the holders of any such series of Preferred Stock shall be in addition to the number fixed pursuant to this Section 5.1.

Directors of the Corporation need not be elected by written ballot unless the Bylaws shall so provide.

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Section 5.2 Extraordinary Actions. Notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.3 Meetings of Stockholders.

(A) Until such date that Tiptree Financial Partners, L.P. (“Tiptree”), its affiliates and any person who is an express assignee or designee of Tiptree in respect of its rights hereunder cease to own, in the aggregate, shares of Common Stock and/or Preferred Stock representing more than 50% of the outstanding voting power of the Common Stock and Preferred Stock on a combined basis (the “Trigger Date”), any action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of stock of the Corporation entitled to vote thereon were present and voted. Prior to the Trigger Date, nominations and other business brought before stockholder meetings by Tiptree shall not be subject to any advance notice or similar procedures that may be set forth from time to time in the Bylaws, including, without limitation, the provisions of Article II, Section 10 or 11 of the Bylaws.

(B) From and after the Trigger Date:

(1) the power of the stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied, except as set forth in Section 5.3(B)(2); and

(2) any action required or permitted to be taken by the holders of stock of the Corporation must be effected at a duly called annual or special meeting of such holders or by a unanimous consent in writing or by electronic transmission by each stockholder entitled to vote on the matter; provided, however, that any action required or permitted to be taken by the holders of Class B Common Stock, voting separately as a class, or, to the extent expressly permitted by the articles supplementary relating to one or more series of Preferred Stock, by the holders of such series of Preferred Stock, voting separately as a series, may be taken without a meeting by such class or series, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant class or series having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of such class or series entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Maryland, its principal place of business, or to an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded.

(C) Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called at any time only by or at the direction of the Board, the chairman of the Board, the chief executive officer or president of the Corporation.

Section 5.4 Authorization by Board of Stock Issuance. The Board may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.5 Preemptive and Appraisal Rights. Except as may be provided by the Board in setting the terms of classified or reclassified shares of stock pursuant to this Section 5.5 or as may otherwise be provided by contract approved by the Board, no holder of shares of stock of the Corporation shall, as such holder, have any

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preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. No holder of shares of stock of the Corporation shall be entitled to the right to fair value of their stock under Subtitle 2 of Title 3 of the Corporations and Associations Article of the Annotated Code of Maryland unless a majority of the Board determines in advance that such rights will apply to one or more transactions.

Section 5.6 Indemnification of Directors, Officers and Others.

(A) General. Each person (and such person’s heirs, executors or administrators) who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding (brought in the right of the Corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals (hereinafter a “proceeding”), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or a predecessor of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation, or a predecessor of the Corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust, limited liability company, nonprofit entity or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so unless prohibited from doing so by provisions of the MGCL that may not be lawfully waived, as such provisions exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys’ fees), judgments, fines and amounts paid in settlement reasonably incurred by such person or such heirs, executors or administrators (including any employee benefit plan, pension plan or other similar or comparable capacity) in connection with such proceeding; provided, however, that, except as may be provided in the Bylaws, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Section 5.6 shall, subject to the Bylaws, include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition. The provisions of this Section 5.6 shall be applicable to all actions, claims, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after its adoption.

(B) Insurance. To the fullest extent permitted by the law of the State of Maryland, the Corporation may purchase and maintain insurance on its own behalf and on behalf of any person described in Section 5.6(A) against any liability asserted against such person and incurred by such person in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section 5.6 or otherwise.

(C) Section 5.6 Not Exclusive. The rights to indemnification conferred in this Section 5.6 shall neither be exclusive of, nor be deemed in limitation of, any other right which any person may have or hereafter acquire under any statute, provision of the Charter, the Bylaws, any agreement, vote of stockholders or directors or otherwise, both as to actions in such person’s official capacity and actions in any other capacity, it being the policy of the Corporation that indemnification of any person whom the Corporation is obligated to indemnify pursuant to Section 5.6(A) hereof shall be made to the fullest extent permitted by law. This Section 5.6 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to, and purchase and maintain insurance on behalf of, persons other than persons described in Section 5.6(A) hereof.

(D) Savings Clause. If this Section 5.6 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person entitled to indemnification under Section 5.6(A) hereof to the full extent permitted by any applicable portion of this Section 5.6 that shall not have been invalidated and to the full extent permitted by applicable law.

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Section 5.7 Competition and Corporate Opportunities.

(A) General. To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to Tiptree or any of its partners or any of their respective officers, directors, agents, employees, stockholders, members, partners, affiliates and subsidiaries (other than the Corporation and its subsidiaries) or any member of the Board who is not an employee of the Corporation, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and, except as set forth in Section 5.7(B) hereto, and to the fullest extent permitted by law, none of the foregoing persons shall have any duty to (i) disclose to the Corporation or any of its subsidiaries any information related to its business or opportunities, including acquisition opportunities, (ii) disclose to the Corporation or the Board confidential information regarding any corporate opportunity or other potential investment in such person or entity’s possession even if it is material and relevant to the Corporation and/or the Board, (iii) communicate or offer any such business opportunity to the Corporation or (iv) refrain from or in any respect be restricted in competing against the Corporation or any of its subsidiaries in any business or as to any corporate opportunity or other potential investment, and to the fullest extent permitted by law, no such person or entity shall be liable to the Corporation or any of its stockholders for breach of any duty by reason of (x) any such lack of disclosure or (y) the fact that such person directs any such opportunity to itself or another person or entity or does not communicate information regarding such opportunity to the Corporation or its subsidiaries.

(B) Interest of the Corporation. The Corporation does not renounce its interest in any corporate opportunity offered to any officer or director of the Corporation if such opportunity is expressly offered to such person in writing solely in his or her capacity as an officer or director of the Corporation and Section 5.7(A) shall not apply to any such corporate opportunity.

(C) Notice and Consent; Amended and Restated Limited Partnership Agreement of Tiptree. To the fullest extent permitted by law, any person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Section 5.7. Nothing in this Section 5.7 shall in any way alter, modify or otherwise amend any of the provisions of the Amended and Restated Limited Partnership Agreement of Tiptree.

Section 5.8 Certain Transactions. A director or officer of the Corporation shall not be disqualified by his office from dealing or contracting with the Corporation as a vendor, purchaser, employee, agent, or otherwise. No transaction or contract or act of the Corporation shall be void or voidable or in any way affected or invalidated by reason of the fact that any director or officer, or any entity of which any director or officer is a shareholder, partner, member or director is in any way interested in such transaction or contract or act. No director or officer shall be accountable or responsible to the Corporation for or in respect to any transaction or contract or act of the Corporation or for any gains or profits directly or indirectly realized by him by reason of the fact that he or any entity of which he is a shareholder, partner, member or director is interested in such transaction or contract or act; provided the fact that such director or officer or such entity is so interested shall have been disclosed or shall have been known to the Board or such members thereof as shall be present at any meeting of the Board at which action upon such contract or transaction or act shall have been taken. Any director may be counted in determining the existence of a quorum at any meeting of the Board which shall authorize or take action in respect to any such contract or transaction or act, and may vote thereat to authorize, ratify or approve any such contract or transaction or act, and any officer of the Corporation may take any action within the scope of his authority respecting such contract or transaction or act with like force and effect as if he or any entity of which he is a shareholder, partner, member or director were not interested in such transaction or contract or act. Without limiting or qualifying the foregoing, if in any judicial or other inquiry, suit, cause, or proceeding, the question of whether a director or officer of the Corporation has acted in good faith is material, then notwithstanding any statute or rule of law or of equity to the contrary (if any there be), his good faith shall be presumed, in the absence of proof to the contrary by clear and convincing evidence.

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ARTICLE 6

STOCK

Section 6.1 Capitalization. The total number of shares of all classes of stock that the Corporation is authorized to issue is 350,000,000 shares, consisting of (i) 100,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”), (ii) 200,000,000 shares of Class A Common Stock, par value $0.001 per share (“Class A Common Stock”), and (iii) 50,000,000 shares of Class B Common Stock, par value $0.001 per share (“Class B Common Stock”, and, together with the Class A Common Stock, the “Common Stock”). The number of authorized shares of any of the Class A Common Stock, Class B Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding plus, in the case of Class A Common Stock, the number of shares of Class A Common Stock issuable in connection with (x) the redemption of common units (“Common Units”) of Tiptree Operating Company, LLC (“Operating Company”) for shares of Class A Common Stock pursuant to the Amended and Restated Limited Liability Company Agreement, dated as of [—], 2013 (as amended from time to time, the “Operating Company LLC Agreement”), by and among the Corporation, Operating Company and the holders of Common Units from time to time party thereto), and (y) the exercise of outstanding options, warrants, other exchange rights, conversion rights or similar rights for Class A Common Stock) and no vote of the holders of any of the Class A Common Stock, Class B Common Stock or Preferred Stock voting separately as a class shall be required therefor. To the extent permitted by Maryland law, the Board of Directors, without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

Section 6.2 Preferred Stock.

(A) The Board is hereby expressly authorized, subject to any limitations prescribed by applicable law, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to cause to be filed with the State Department of Assessments and Taxation of Maryland (“SDAT”) articles supplementary with respect thereto establishing the rights, powers and preferences of each such series of Preferred Stock, including the following:

(1) the number of shares constituting such series (the aggregate number of all such series not to exceed the aggregate number of shares of Preferred Stock authorized herein), which may subsequently be increased or decreased (but not below the number of shares of that series then outstanding) by resolution of the Board, and the distinctive serial designation thereof;

(2) subject to Section 6.3(B), the voting powers, full or limited, if any, of the shares of such series and the number of votes per share;

(3) the rights in respect of dividends on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates and the relative rights or priority, if any, of payment of dividends on shares of that series and any limitations, restrictions or conditions on the payment of dividends;

(4) the relative amounts, and the relative rights or priority, if any, of payment in respect of shares of that series, which the holders of the shares of that series shall be entitled to receive upon any liquidation, dissolution or winding up of the Corporation;

(5) the terms and conditions (including the price or prices, which may vary under different conditions and at different redemption or purchase dates), if any, upon which all or any part of the shares of that series may be redeemed or purchased by the Corporation, and any limitations, restrictions or conditions on such redemption or purchase;

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(6) the terms, if any, of any purchase, retirement or sinking fund to be provided for the shares of that series;

(7) the terms, if any, upon which the shares of that series shall be convertible into or exchangeable for shares of any other class, classes or series, or other securities, whether or not issued by the Corporation;

(8) the restrictions, limitations and conditions, if any, upon issuance of indebtedness of the Corporation so long as any shares of that series are outstanding; and

(9) any other powers, preferences and relative, participating, optional or other rights, if any, and qualifications, limitations or restrictions thereof of the shares of such series not inconsistent with law, this Article 6 or any resolution of the Board in accordance with this Article 6.

The powers, preferences and relative, participating, optional and other rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of the Preferred Stock shall be alike in all respects.

(B) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by the Charter (including any articles supplementary relating to such series). Except as may be provided by the Board in the Charter (including any articles supplementary relating to such series) or by applicable law, shares of any series of Preferred Stock that have been redeemed (whether through the operation of a sinking fund or otherwise) or purchased by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or series, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board or as part of any other series of Preferred Stock.

Section 6.3 Common Stock.

(A) Voting Rights.

(1) Subject to Section 6.3(B), each holder of Class A Common Stock, as such, shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that to the fullest extent permitted by law and subject to Section 6.3(A)(3), holders of Class A Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to the Charter (including any articles supplementary relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding classes or series (but not to all outstanding classes or series) of Common Stock (other than the Class A Common Stock) or Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to the Charter (including any articles supplementary relating to any series of Preferred Stock) or pursuant to the MGCL.

(2) Subject to Section 6.3(B), each holder of Class B Common Stock, as such, shall be entitled, without regard to the number of shares of Class B Common Stock (or fraction thereof) held by such holder, to a number of votes that is equal to the product of (x) the total number of Common Units held of record by such holder multiplied by (y) the Redemption Rate (as defined in the Operating Company LLC Agreement) on all matters on which stockholders generally are entitled to vote; provided, however, that, to the fullest extent permitted by law and subject to Section 6.3(A)(3), holders of Class B Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to the Charter (including any articles supplementary relating to any series of Preferred Stock) that relates solely to the terms of one or more

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outstanding classes or series (but not to all outstanding classes or series) of Common Stock (other than the Class B Common Stock) or Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to the Charter (including any articles supplementary relating to any series of Preferred Stock) or pursuant to the MGCL.

(3) The holders of the outstanding shares of each class of Common Stock shall be entitled to vote separately as a class upon any amendment to the Charter (including by merger, consolidation, reorganization or similar event, except that, it being understood that, any such merger, consolidation, reorganization or other business combination in which holders of Class B Common Stock are required to redeem their Common Units by any provision of the Operating Company LLC Agreement shall not be deemed an amendment hereof) that would alter or change the powers, preferences, or special rights of such class or series so as to affect them adversely.

(4) Except as otherwise required in the Charter or by applicable law, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class on all matters on which they are entitled to vote (or, if any holders of Preferred Stock are entitled to vote together with the holders of Class A Common Stock and Class B Common Stock, as a single class with such holders of Preferred Stock).

(B) State Insurance Transfer Restrictions.

(1) So long as any Person together with its affiliates is (without giving effect to this Section 6.3(B)) the beneficial owner of capital stock representing 9.8% or more of the votes entitled to be cast by the holders of all outstanding shares of capital stock taken together as a single class (a “Substantial Stockholder”), the shares of capital stock beneficially owned by such Substantial Stockholder shall have limited voting rights on all matters, as follows: (x) with respect to the shares of capital stock that would entitle such holders in the aggregate to cast less than 9.8% of the votes entitled to be cast by the holders of all outstanding shares of capital stock, such holders shall be entitled to cast the vote per share specified in this Charter; and (y) with respect to the shares of capital stock that would otherwise entitle such holders in the aggregate to cast 9.8% or more of the votes entitled to be cast by the holders of all outstanding shares of capital stock (the “Excess Shares”), such holders shall not be entitled to cast any votes for such shares, so that such holders shall be entitled to cast with respect to all shares of capital stock held by such holders in the aggregate only such number of votes that would equal (after giving effect to this Section 6.3(B)) one vote less than 9.8% of the votes entitled to be cast by all holders of outstanding shares of capital stock and the Excess Shares shall not be included in determining the requisite percentage in interest of shares of capital stock necessary to approve a matter; provided, however, that the restriction on voting contained in this Section 6.3(B) shall not apply to (i) any capital stock beneficially owned by Tiptree or its affiliates that has been approved by the Pennsylvania Insurance Commissioner, the Superintendent of the New York Department of Financial Services and any other applicable state insurance commissioner or (ii) any capital stock beneficially owned by any Substantial Stockholder whose acquisition or ownership of capital stock representing 9.8% or more of the votes entitled to be cast by the holders of all outstanding shares of capital stock has been approved by the Pennsylvania Insurance Commissioner, the Superintendent of the New York Department of Financial Services and any other applicable state insurance commissioner.

(2) The Corporation shall have the authority to determine for the purposes of this Section 6.3(B) (v) whether a Person is a Substantial Stockholder, (w) the number of shares of capital stock beneficially owned by any Person, (x) whether a Person is an affiliate of another, (y) the Persons who may be deemed to be beneficial owners of shares of capital stock held of record by any stockholder and (z) such other matters with respect to which a determination is required under this Section 6.3(B). Any such determination shall be binding and conclusive.

(3) The Corporation shall have the right to demand that any person who is reasonably believed to be a Substantial Stockholder (or to hold of record shares of capital stock beneficially owned by a Substantial Stockholder) supply the Corporation with complete information as to (x) the beneficial holder or

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holders of all shares held of record by such Person, (y) the number of shares of capital stock beneficially owned by such Person, and (z) any other factual matter relating to the applicability or effect of this Article VI, as may reasonably be requested of such Person, and such Person shall furnish such information within ten days after the receipt of such demand.

(4) For the purposes of this Section 6.3(B), the term “Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, limited partnership, governmental or quasi-governmental authority or other entity or “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

Section 6.4 Dividends and Distributions. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over, or the right to participate with, the Class A Common Stock with respect to the payment of dividends and other distributions in cash, stock of any corporation or property of the Corporation, such dividends and other distributions may be declared and paid on the Class A Common Stock out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board in its discretion shall determine. Dividends and other distributions shall not be declared or paid on the Class B Common Stock.

(A) Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Class A Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. The holders of shares of Class B Common Stock, as such, shall not be entitled to receive any assets of the Corporation in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(B) Adjustments. The Corporation shall not accomplish any subdivision (by any stock split, stock dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of any class or series of the Common Stock that is not accompanied by an identical subdivision or combination of all of the other classes or series of Common Stock.

(C) Retirement of Class B Common Stock. In the event that any outstanding share of Class B Common Stock shall cease to be held by a holder of a Common Unit, such share shall automatically and without further action on the part of the Corporation or any holder of Class B Common Stock be transferred to the Corporation and thereupon shall be retired and cancelled and cease to be outstanding and may not be reissued by the Corporation, and all rights of a holder of such share shall terminate, except, if applicable, for the right of the holder to receive Class A Common Stock issuable upon the redemption of Common Units pursuant to the Operating Company LLC Agreement.

Section 6.5 Charter and Bylaws. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the Bylaws.

ARTICLE 7

AMENDMENTS

Section 7.1 Charter. Subject to the Charter and the requirements of the MGCL, the Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to the Charter in its present form or as hereafter amended are granted and held subject to the rights the Corporation has reserved in this Section 7.1.

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Section 7.2 Bylaws. In furtherance and not in limitation of the powers conferred by the MGCL, the Board is expressly authorized to make, amend, alter, change, add to or repeal the Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Maryland or the Charter.

ARTICLE 8

LIMITATION OF LIABILITY

To the fullest extent permitted under the MGCL, no person who is or was an officer or director of the Corporation shall have any personal liability to the Corporation or any of its stockholders for monetary damages for any breach of duty by such director or officer as a director or officer of the Corporation. Without limiting the effect of the preceding sentence, if the MGCL is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the MGCL, as so amended. No amendment, modification or repeal of this Article 8 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of the Charter inconsistent with this Article 8 shall, unless otherwise required by law, eliminate or reduce the effect of this Article 8 in respect of any state of facts existing or act or omission occurring, or any cause of action, suit or claim that, but for this Article 8, would accrue or arise, prior to such amendment or repeal.

ARTICLE 9

MISCELLANEOUS

Section 9.1 Severability. If any provision or provisions of the Charter shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of the Charter (including, without limitation, each portion of any paragraph of the Charter containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of the Charter (including, without limitation, each such portion of any paragraph of the Charter containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

Section 9.2 Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the federal or state courts in Maryland shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case, subject to such federal or state court in Maryland having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 9.2.

THIRD: The amendment to and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article 4 of the foregoing amendment and restatement of the Charter.

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FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article 4 of the foregoing amendment and restatement of the Charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article 5 of the foregoing amendment and restatement of the Charter.

SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 350,000,000, consisting of 250,000,000 shares of Common Stock, $0.001 par value per share, and 100,000,000 shares of Preferred Stock, $0.001 par value per share. The aggregate par value of all shares of stock having par value was $350,000.

EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement is 350,000,000, consisting of 200,000,000 shares of Class A Common Stock, $0.001 par value per share, 50,000,000 shares of Class B Common Stock, $0.001 par value per share, and 100,000,000 shares of Preferred Stock, $0.001 par value per share. The aggregate par value of all shares of stock having par value is $350,000.

NINTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this [    ] day of [                    ], 2013.

ATTEST:	CARE INVESTMENT TRUST INC.

By:
Name:
Title:

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Appendix C

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

TIPTREE OPERATING COMPANY, LLC

[—], 2013

THE UNITS REPRESENTED BY THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

-i-

EXHIBITS

Exhibit A Form of Joinder Agreement

Exhibit B Form of Election of Redemption

Exhibit C Form of Spousal Consent

-ii-

TIPTREE OPERATING COMPANY, LLC

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) of Tiptree Operating Company, LLC (together with any successor entity, the “Company”) is made as of [—], 2013, by and among the Members listed on Annex A attached hereto (as amended from time to time in accordance with the provisions herein). Certain capitalized terms used herein are defined in Section 1.01.

WHEREAS, Care Investment Trust Inc., a Maryland corporation (“Parent”), formed the company by filing a certificate of formation with the Secretary of State of Delaware on December 20, 2012 and entered into the Operating Agreement of the Company, dated as of December 31, 2012.

WHEREAS, Parent and Tiptree Financial Partners, L.P., a Delaware limited partnership (“Tiptree”) are contributing assets to the company in exchange for common units of membership interests of the Company pursuant to the Contribution Agreement, dated as of December 31, 2012, among the Company, Parent and Tiptree (the “Contribution Agreement”);

WHEREAS, in connection with the transactions contemplated by the Contribution Agreement, Parent is changing its name to “Tiptree Financial Inc.”; and

WHEREAS, Parent, Tiptree and the Company desire to amend and restate the original Operating Agreement in its entirety and enter into this Amended and Restated Limited Liability Company Agreement.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. The following terms are used herein as defined below:

“Adjusted Capital Account Deficit” means with respect to the Capital Account of any Member as of the end of any Taxable Year, the amount by which (i) the sum of the balance in such Capital Account and the amount of any Capital Account deficit that such Member is obligated or deemed obligated to restore is less than (ii) zero. For this purpose, such Person’s Capital Account balance shall be determined in accordance with Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

“Admission Date” has the meaning set forth in Section 7.01(d).

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“Book Value” means, with respect to any Company property, the Company’s adjusted basis for federal income tax purposes, adjusted from time to time to reflect the adjustments required or permitted (in the case of permitted adjustments, to the extent the Company makes such permitted adjustments) by Treasury Regulation Section 1.704-1(b)(2)(iv)(d)-(g) (with it being understood that if the adjusted basis of any Company property is different from its fair market value at the time of contribution, its Book Value shall initially equal the fair market value).

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Capital Account” has the meaning set forth with respect thereto in Section 6.01(a).

“Capital Contributions” means any cash, cash equivalents, promissory obligations or the Fair Market Value of other property which a Member contributes or is deemed to have contributed to the Company with respect to the issuance of any Unit pursuant to Article III.

“Cash Amount” means an amount of U.S. Dollars equal to (i) the applicable number of Common Units subject to a Redemption with respect to which Parent determines to deliver to the Redeeming Unitholder cash instead of shares of Class A Common Stock, multiplied by (ii) on any Redemption Date, the average of the daily Closing Prices for the ten (10) consecutive trading days immediately preceding the Redemption Date.

“Class A Common Stock” means the Class A Common Stock, par value $0.001 per share, of Parent.

“Class B Common Stock” means the Class B Common Stock, par value $0.001 per share, of Parent.

“Closing Price” means, as of any date, the last sale price for Class A Common Stock or, in case no such sale takes place on such day, the average of the closing bid and asked prices for Class A Common Stock, in either case, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which Class A Common Stock is listed or admitted to trading or, if Class A Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or, if the Class A Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in Class A Common Stock selected by the Board of Directors of Parent or, in the event that no trading price is available for Class A Common Stock, the fair market value of the Class A Common Stock, as determined in good faith by the Board of Directors of Parent.

“Code” means the United States Internal Revenue Code of 1986, as amended and any future amendments to the Code and any corresponding provisions of succeeding Code provisions (whether or not such amendments and corresponding provisions are mandatory or discretionary).

“Common Units” means Units of the Company that are designated as Common Units pursuant to this Agreement.

“Company” has the meaning set forth in the Preamble.

“Company Minimum Gain” means partnership minimum gain determined pursuant to Treasury Regulation Section 1.704-2(d).

“Contribution Agreement” has the meaning set forth in the Recitals.

“Delaware Act” means the Delaware Limited Liability Company Act, 6 Del.L. Section 18-101, et seq., as the same exists or hereafter may be amended from time to time, and any successor thereto.

“Designated Class B Shares” means such number of shares of Class B Common Stock equal to the same percentage (rounded to the nearest one-thousandth of one-percent) of the total number of shares of Class B Common Stock held by a Redeeming Unitholder as the percentage of Redeemed Units tendered for Redemption by such Redeeming Unitholder bears to the total number of Common Units held by such Redeeming Unitholder.

“Disposition Event” means any merger, consolidation or other business combination of Parent or the Company, whether effected through one transaction or series of related transactions (including a tender offer followed by a merger in which holders of Class A Common Stock receive the same consideration per share paid in the tender offer), unless, following such transaction, (a) all or substantially all of the holders of the voting power of all outstanding classes of common stock and series of preferred stock of Parent that are generally entitled to vote in the election of directors prior to such transaction or series of transactions in the case of a transaction by Parent, or (b) all or substantially all of the holders of the voting power of all equity interests in the Company in the case of a transaction with the Company, continue to hold a majority of the voting power of the surviving entity (or its parent) resulting from such transaction or series of transactions in substantially the same proportions as immediately prior to such transaction or series of transactions.

“Distribution” means each distribution made by the Company to a Member with respect to such Person’s Units, whether in cash, property or securities of the Company and whether by liquidating distribution, regular or special cash distribution or otherwise; provided, that, Distributions shall not include any recapitalization or exchange of securities of the Company (whether resulting from the conversion of the Company from a limited liability company to a corporation, any Redemption under Article IV or otherwise), any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Units.

“Equity Interests” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited), limited liability company interests or equivalent ownership interests in or issued by, or interests, participations or other equivalents to share in the revenues or earnings of (except as provided in any service agreement that includes a revenue sharing component entered into in the ordinary course of business), such Person or securities convertible into, or exchangeable or exercisable for, such shares, interests, participations or other equivalents and options, warrants or other rights to acquire such shares, interests, participations or other equivalents; provided, that discounts and rebates granted in the ordinary course of business shall not in any event constitute an Equity Interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Fair Market Value” has the meaning set forth in Section 10.01(a).

“Fiscal Year” means the Company’s annual accounting period established pursuant to Section 10.04.

“Fiscal Quarter” means each calendar quarter ending March 31, June 30, September 30 and December 31.

“Indemnified Person” has the meaning set forth in Section 9.02(a).

“Joinder Agreement” means an agreement of joinder to this Agreement between the Company and a third party, substantially in the form attached hereto as Exhibit A.

“Losses” means items of Company loss and deduction determined in accordance with Section 6.01(b).

“Managing Member” means, immediately upon the execution and delivery of this Agreement, Parent and, thereafter, any Person (i) to which the Managing Member Transfers all Units held by such Managing Member (other than in the event of any Transfers through pledge or encumbrance of such Units), (ii) which is the successor Person of the Managing Member in a Reclassification Event, or (iii) which is appointed by the Managing Member as the new Managing Member, and which is admitted to the Company as the Managing Member upon such Transfer, Reclassification Event or appointment.

“Members” means the Members on the date of this Agreement and all other persons or entities admitted as additional or substituted Members pursuant to this Agreement, so long as they remain Members, each as listed on Annex A attached hereto. Reference to a “Member” means any one of the Members.

“Other Business” has the meaning set forth in Section 9.03.

“Parent” has the meaning set forth in the Recitals.

“Percentage Interest” means, as to any Member, the quotient, expressed as a percentage, of the number of Units held by such Member divided by the aggregate number of Units held by all of the Members.

“Permitted Transferee” means with respect to (i) Tiptree, any limited partner of Tiptree; (ii) any Member, any Affiliate of such Member and (iii) in the case of a Member that is an individual, to such Member’s spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such Member and/or the Member’s spouse and/or descendants.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity or any department, agency, or political subdivision thereof.

“Profits” means items of Company income and gain determined in accordance with Section 6.01(b).

“Reclassification Event” means any of the following: (i) any reclassification or recapitalization of the common stock of Parent (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination or any transaction subject to Section 3.06), (ii) any merger, consolidation or other combination involving Parent, or (iii) any sale, conveyance, lease, or other disposal of all or substantially all the properties and assets of Parent to any other Person, in each of clauses (i), (ii) or (iii), as a result of which holders of common stock of Parent shall be entitled to receive cash, securities or other property for their shares of common stock.

“Redeemed Units” has the meaning set forth in Section 4.01(a).

“Redeeming Unitholder” has the meaning set forth in Section 4.01(a) of this Agreement.

“Redemption” has the meaning set forth in Section 4.01(a).

“Redemption Date” has the meaning set forth in Section 4.01(b)(iv).

“Redemption Notice” has the meaning set forth in Section 4.01(b)(i).

“Redemption Rate” means the number of shares of Class A Common Stock for which a Common Unit is entitled to be Redeemed. On the date of this Agreement, the Redemption Rate shall be 1 for 1, subject to adjustment pursuant to Section 4.02 of this Agreement.

“Regulatory Allocations” has the meaning set forth in Section 6.07(e).

“Spousal Consent” has the meaning set forth in Section 11.15.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, either (A) a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof or (B) such Person is a general partner, managing member of managing director of such partnership, limited liability company, or other business entity. For purposes hereof and unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Taxable Year” has the meaning set forth in Section 10.05.

“Tax Matters Partner” means the Managing Member.

“Tiptree” has the meaning set forth in the Recitals.

“Transfer” has the meaning set forth in Section 7.01(a).

“Treasury Regulations” means the income tax regulations promulgated under the Code and any future amendments to such regulations and any corresponding provisions of succeeding regulations (whether or not such amendments and corresponding provisions are mandatory or discretionary).

“Unit” means an interest of a Member in the Company having the rights and obligations specified with respect to Units in this Agreement.

“Unitholder” means a holder of Common Units.

Section 1.02 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “or,” “either” and “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

ARTICLE II

FORMATION

Section 2.01 Name; Formation. The name of the Company shall be Tiptree Operating Company, LLC, or such other name as the Managing Member may from time to time hereafter designate. The Managing Member may change the name of the Company at any time and from time to time. Prompt notification of any such change shall be given to all Members. The Company has been organized as a Delaware limited liability company by filing with the Secretary of State the Certificate of Formation under and pursuant to the Delaware Act and shall be continued in accordance with this Agreement.

Section 2.02 Purpose. The purpose of the Company shall be to engage in any lawful business that may be engaged in by a limited liability company organized under the Delaware Act, as such business activities may be determined by the Managing Member from time to time.

Section 2.03 Offices.

(a) The principal office of the Company, and such additional offices as the Managing Member may determine to establish, shall be located at such place or places inside or outside the State of Delaware as the Managing Member may designate from time to time.

(b) The registered office of the Company required by the Delaware Act to be maintained in the State of Delaware shall be the office of the initial registered agent named in the Certificate of Formation or such other office (which need not be a place of business of the Company) as the Managing Member may designate from time to time in the manner provided by law. The registered agent of the Company in the State of Delaware shall be the initial registered agent named in the Certificate of Formation or such other Person or Persons as the Managing Member may designate from time to time in the manner provided by law.

Section 2.04 Term. The Company shall continue until dissolved and terminated in accordance with Article VIII of this Agreement.

ARTICLE III

UNITS AND MEMBERS

Section 3.01 Authorized Units. The total number of Units which the Company has authority to issue shall be determined by the Managing Member from time to time. The Managing Member may from time to time designate and issue Units in such classes and series as the Managing Member shall determine in accordance with this Agreement. Upon the designation and issuance of additional Units by the Company, the Managing Member shall cause the Units so issued to be described in an amendment to Annex A attached hereto, which Annex shall list the name and address of the Units owned by each Member.

Section 3.02 Interests of Unit Holders. The relative rights, privileges, powers, preferences, limitations, duties, liabilities and obligations of holders of the Units shall be determined in the manner set forth herein. Each holder’s interest in the Company, including such holder’s interest in income, gains, losses, deductions and expenses of the Company, shall be represented by the Units held by such holder. Immediately following the execution and delivery of this Agreement, only Common Units shall be issued and outstanding. The Managing Member shall have the right to issue, but only in accordance with Section 3.03, 3.05 and 3.06 below, additional Common Units and/or establish and issue other classes or series of Units or other Company securities from time to time with such rights, privileges, powers, preferences, limitations, duties, liabilities and obligations, which may be different from, including senior or subordinate to, any then existing or future classes or series of Units or other Company securities, as the Managing Member shall determine from time to time, in its sole discretion, without the vote or consent of any other Member or any other Person, including:

(a) the right of such Units or other Company securities to share in Profits and Losses or items thereof;

(b) the right of such Units or other Company securities to share in distributions;

(c) the rights of such Units or other Company securities upon dissolution, liquidation and termination of the Company;

(d) whether, and the terms and conditions upon which, the Company may or shall be required to redeem such Units or other Company securities;

(e) whether such Units or other Company securities are issued with the privilege of conversion or exchange and, if so, the terms and conditions of such conversion or exchange;

(f) the terms and conditions upon which such Units or other Company securities will be issued, evidenced by certificates or assigned or transferred;

(g) the terms and conditions of the issuance of such Units or other Company securities (including, without limitation, the amount and form of consideration, if any, to be received by the Company in respect thereof, the Managing Member being expressly authorized, in its sole discretion, to cause the Company to issue Units or other Company securities for less than their Fair Market Value, as determined by the Managing Member); and

(h) the right, if any, of the holder of such Units or other Company securities to vote on Company matters, including matters relating to the relative designations, preferences, rights, powers and duties of such Units or other Company securities.

Section 3.03 Reciprocal Equity Issuances

(a) Except as contemplated in this Section 3.03, if at any time the Managing Member shall issue any Equity Interests of the Managing Member (other than shares of Class B Common Stock):

(i) the Company shall issue to the Managing Member one Common Unit (if the Managing Member issues a share of Class A Common Stock), or such other Units of the Company designated by the Managing Member (if the Managing Member issues Equity Interests other than Class A Common Stock) corresponding to the Equity Interests issued by the Managing Member, and with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Interest of the Managing Member, and

(ii) the net proceeds received by the Managing Member with respect to the corresponding share of Class A Common Stock or other Equity Interests of the Managing Member, if any, shall be concurrently transferred to the Company; provided, however, that if the Managing Member issues any shares of Class A Common Stock or other Equity Interests some or all of the net proceeds of which are to be used to fund expenses or other obligations of the Managing Member for which the Managing Member would be permitted a cash distribution pursuant to clause (ii) of Section 6.05(e), then the Managing Member shall not be required to transfer such net proceeds to the Company (it being understood that such net proceeds shall instead be used to fund such expenses or repay such indebtedness, or transferred to such Member as consideration for such purchase).

(b) Notwithstanding the foregoing, this Section 3.03 shall not apply:

(i) to the issuance and distribution to holders of shares of Class A Common Stock and Class B Common Stock of rights to purchase Equity Interests of the Managing Member under a “poison pill” or similar shareholders rights plan (it being understood that upon exchange of Units for Class A Common Stock, such Class A Common Stock will be issued together with a corresponding right), or to the issuance under the Managing Member’s employee benefit plans of any warrants, options, other rights to acquire Equity Interests of the Managing Member or rights or property that may be converted into or settled in Equity Interests of the Managing Member, but shall in each of the foregoing cases apply to the issuance of Equity Interests of the Managing Member in connection with the exercise or settlement of such rights, warrants, options or other rights or property,

(ii) to the issuance of shares of Class A Common Stock, the proceeds of which are used to purchase or fund the purchase from a Member of a number of Units (and shares of Class B Common Stock) equal to the number of shares of Class A Common Stock so issued, and

(iii) as otherwise determined by the Managing Member in accordance with Section 3.05(b).

(c) Except pursuant to Section 3.05 and Article IV or as otherwise determined by the Managing Member in accordance with Article IV:

(i) the Company may not issue any additional Common Units to the Managing Member unless substantially simultaneously the Managing Member issues or sells an equal number of shares of the Managing Member’s Class A Common Stock to another Person, and

(ii) the Company may not issue any other Units of the Company to the Managing Member unless substantially simultaneously the Managing Member issues or sells, to another Person, an equal number of shares of a new class or series of Equity Interests of the Managing Member with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Units of the Company.

Section 3.04 Reciprocal Equity Redemptions.

(a) Except as otherwise determined by the Managing Member in accordance with Section 3.05:

(i) the Managing Member or any of its Subsidiaries may not redeem, repurchase or otherwise acquire any shares of Class A Common Stock unless substantially simultaneously the Company redeems, repurchases or otherwise acquires from the Managing Member an equal number of Common Units for the same price per security, and

(ii) the Managing Member or any of its Subsidiaries may not redeem, repurchase or otherwise acquire any other Equity Interests of the Managing Member unless substantially simultaneously the Company redeems or repurchases from the Managing Member an equal number of Units of the Company of a corresponding class or series with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Interests of the Managing Member for the same price per security.

(b) Except as otherwise determined by the Managing Member in accordance with Section 3.05:

(i) the Company may not redeem, repurchase or otherwise acquire any Common Units from the Managing Member or any of its Subsidiaries unless substantially simultaneously the Managing Member redeems, repurchases or otherwise acquires an equal number of shares of Class A Common Stock for the same price per security from holders thereof, and

(ii) the Company may not redeem, repurchase or otherwise acquire any other Units of the Company from the Managing Member or any of its Subsidiaries unless substantially simultaneously the Managing Member redeems, repurchases or otherwise acquires for the same price per security an equal number of Equity Interests of the Managing Member of a corresponding class or series with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Interests of the Managing Member.

(c) Notwithstanding the foregoing, to the extent that any consideration payable to the Managing Member in connection with the redemption or repurchase of any shares of Class A Common Stock or other Equity Interests of the Managing Member consists (in whole or in part) of shares of Class A Common Stock or such other Equity Interests (including, for the avoidance of doubt, in connection with the cashless exercise of an option or warrant), then the redemption or repurchase of the corresponding Common Units or other Units of the Company shall be effectuated in an equivalent manner.

Section 3.05 Exceptions. Notwithstanding anything to the contrary contained in this Agreement or any other agreement between the Company, the Managing Member and/or any of the other Members:

(a) all issuances, repurchases and redemptions of Equity Interests of the Managing Member and of Units by the Managing Member or the Company, respectively, shall be subject to applicable restrictions contained in the General Corporation Law of the State of Maryland (as the same exists or hereafter may be amended from time to time, and any successor thereto) or the Delaware Act and in the Managing Member’s and its Subsidiaries’ (including the Company’s) debt and equity financing agreements, and if any such restrictions prohibit the issuance, repurchase or redemption of such Equity Interests of the Managing Member or of Units hereunder that the Managing Member or the Company, as applicable, is otherwise entitled or required to make, the time periods provided in this Agreement or any other such repurchase agreement shall be suspended, and the Managing Member and/or the Company, as applicable, may make such repurchases as soon as it is permitted to do so under such restrictions;

(b) if (A) the Managing Member incurs any indebtedness and desires to transfer the proceeds of such indebtedness to the Company, and (B) the Managing Member is unable to lend the proceeds of such indebtedness to the Company on an equivalent basis because of restrictions in any of the Managing Member’s and its Subsidiaries’ (including the Company’s) debt and equity financing agreements, then notwithstanding Section 3.03 or Section 3.04, the Managing Member may in good faith implement an economically equivalent alternative arrangement in connection with the transfer of proceeds to the Company using preferred Equity Interests of the Company without complying with the provisions contained in Section 3.03 and Section 3.04; and

(c) the Company and the Managing Member may each separately issue Equity Interests at any time and from time to time without complying with the provisions contained in Section 3.03 and Section 3.04, if deemed appropriate by the Company or the Managing Member, as applicable, acting in good faith.

Section 3.06 Adjustments. The Company shall not in any manner effect any subdivision (by any unit split, unit dividend, reclassification, recapitalization or otherwise) or combination (by reverse unit split, reclassification, recapitalization or otherwise) of the outstanding Units unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Equity Interests of the Managing Member, with corresponding changes made with respect to any other exchangeable or convertible securities. The Managing Member shall not in any manner effect any subdivision (by any stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of the outstanding Equity Interests of the Managing Member unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Units, with corresponding changes made with respect to any other exchangeable or convertible securities.

Section 3.07 Certification of Units. The Units owned by the Members (including their respective class or series) will be recorded on the attached Annex A. Certificates evidencing Units (and certificates reflecting re-allocations of such Units) may be issued by the Company. The Managing Member may direct a new certificate to be issued in place of any certificate theretofore issued by the Company alleged to have been lost or destroyed. Upon surrender to the Company or the transfer agent of the Company of a certificate representing Units duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer and subject to compliance with Section 7.01, a new certificate shall be issued to the Person entitled thereto, and the old certificate shall be cancelled and the transaction shall be recorded upon the books of the Company.

Section 3.08 Restrictive Legend. In the event that certificates representing the Units are issued, each certificate or instrument shall be imprinted with a legend in substantially the following form:

THE UNITS REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON [—], 2013, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS (“STATE ACTS”) AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION UNDER THE ACT OR STATE ACTS OR AN EXEMPTION THEREFROM. THE TRANSFER OF THE UNITS REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, EFFECTIVE AS OF [—], 2013, AS FURTHER AMENDED AND MODIFIED FROM TIME TO TIME, GOVERNING THE ISSUER (THE “COMPANY”). A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

Section 3.09 Opt-in to Article 8 of the Uniform Commercial Code. The Members hereby agree that the Units shall be “securities” governed by Article 8 of the Uniform Commercial Code of the State of Delaware (and the Uniform Commercial Code of any other applicable jurisdiction) as in effect from time to time.

Section 3.10 Members.

(a) The name and address of each Member of the Company are as set forth on Annex A attached hereto, as the same may be amended from time to time.

(b) No Member shall have the right to approve or vote on any matter except as expressly set forth in this Agreement or as otherwise required by applicable law.

(c) Meetings of the Members for the transaction of such business as may properly come before such Members shall be held at such place, on such date and at such time as the Managing Member shall determine. Special meetings of Members for any proper purpose or purposes may be called at any time by the Managing Member. Members may not otherwise call special meetings.

(d) A quorum shall be present at a meeting of Members if Units representing at least a majority of the outstanding voting power entitled to be exercised at such meeting are represented at the meeting in person or by proxy. With respect to any matter, other than a matter for which the affirmative vote of a specified portion of all Units entitled to vote is required by the Delaware Act, the affirmative vote of the Units representing at least a majority of the outstanding voting power of the Units entitled to be voted at a meeting of Members at which a quorum is present shall be the act of the Members. Notice shall be given at least 24 hours prior to any meeting of the Members. Notice may be waived before or after a meeting or by attendance without protest at such meeting. Notice may be by hand, telephone, electronic mail, overnight courier or the U.S. mail and shall be deemed given when received. The Members may conduct meetings by means of telephone and such participation shall constitute presence in person at such meeting. Any action required or permitted to be taken by the Members at a meeting may be taken without a meeting if the Members holding at least a majority of the outstanding voting power entitled to vote on such action consent in writing to such action, except that, if, pursuant to the Delaware Act, such action requires the affirmative vote of a specified portion of all Units entitled to vote, the written consent of such specified portion of all Units shall be required. The Managing Member may adopt such other procedures governing meetings and the conduct of business as well as meetings of Members and any procedures to be used in connection with voting by Members (which voting may be by written consent of the percentage necessary to take such action) as it shall deem appropriate.

(e) No current or former Member shall have the right to seek or obtain partition by court decree or operation of law of any Company property, or the right to own or use particular or individual assets of the Company.

(f) Loans by Members to the Company shall not be considered Capital Contributions. If any Member shall loan funds to the Company, then the making of such loans shall not result in any increase of the Capital Account balance of such Member. The amount of any such loan shall be a debt of the Company to such Member and shall be payable or collectible in accordance with the terms and conditions upon which such loans are made.

ARTICLE IV

REDEMPTION RIGHTS

Section 4.01 Redemption of Common Units for Class A Common Stock.

(a) From and after [            ],1 each Unitholder shall be entitled at any time and from time to time, upon the terms and subject to the conditions hereof, to require the Company to redeem Common Units (the “Redeemed Units”), for a redemption price paid to such Unitholder (the “Redeeming Unitholder”) consisting of a number of shares of Class A Common Stock that is equal to the product of the number of Common Units surrendered multiplied by the Redemption Rate (such redemption, a “Redemption”); provided, that the Managing Member shall have the right, at its option and sole discretion, to deliver to the Redeeming Unitholder in such Redemption, instead of all or any portion of the number of shares of Class A Common Stock as determined above, the Cash Amount or a combination of cash and shares of Class A Common Stock as determined by the Managing Member in accordance with this Article IV.

(b)(i) A Unitholder shall exercise its right to Redemption as set forth in Section 4.01(a) above by delivering to Parent and to the Company a written redemption notice in the form of Exhibit B hereto (the

[1]	To be one year from date of the Agreement.

“Redemption Notice”), duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of Parent and of the Company. Together with such Redemption Notice, the Redeeming Unitholder shall surrender all of its Redeemed Units (and, if in certificated form, shall deliver the certificates of such Redeemed Units simultaneously with such Redemption Notice or shortly thereafter) and shall transfer to Parent all of its Designated Class B Shares (and, if in certificated form, shall deliver the certificates of such Designated Class B Shares simultaneously with such Redemption Notice or shortly thereafter) for cancellation, each free and clear of any and all liens and encumbrances, and the Redeeming Unitholder shall represent in such Redemption Notice that such Redeemed Units and the Designated Class B Shares are free and clear of any and all liens and encumbrances.

(ii) As promptly as practicable (but in any event within ten Business Days) following the delivery of such Redemption Notice, the Company shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of Parent, the number of shares of Class A Common Stock deliverable upon such Redemption, registered in the name of the relevant Redeeming Unitholder, and, if fewer than all Common Units represented by any certificate of Common Units (if in certificated form) and fewer than all shares of Class B Common Stock (if in certificated form) represented by any share certificate are Redeemed Units or Designated Class B Shares, then the Company shall issue and deliver to such Redeeming Unitholder a new certificate representing the Common Units not subject to Redemption and Parent shall issue and deliver to such Redeeming Unitholder a new certificate representing the shares of Class B Common Stock not subject to Redemption, in each case registered in the name of the relevant Redeeming Unitholder; provided, that, if the Common Units or the Class B Common Stock is issued by the Company or by Parent, in book entry form, the Company or Parent, as applicable, shall reflect or cause the transfer of the Redeemed Units or the Designated Class B Shares, respectively to be reflected in the applicable books and records of the Company or Parent; provided, further, that if Parent exercised its right to deliver the Cash Amount or a combination of cash and shares of Class A Common Stock, Parent shall deliver or cause to be delivered such cash in accordance with this Section 4.01(b) and the Company shall deliver or cause to be delivered in accordance with this Section 4.01(b) the applicable number of shares of Class A Common Stock, if any. To the extent that the Class A Common Stock is settled through the facilities of The Depository Trust Company, the Company will, subject to Section 4.01(c) below, upon the written instruction of a Redeeming Unitholder, use its reasonable best efforts to deliver the shares of Class A Common Stock deliverable to such Redeeming Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such Redeeming Unitholder.

(iii) Parent shall take such actions as may be required to ensure the performance by the Company of its obligations under this Section 4.01(b) and the foregoing Section 4.01(a), including the issuance and sale of shares of Class A Common Stock to or for the account of the Company in Redemption for the delivery to Parent by the Company of a number of Common Units that is equal to the number of Redeemed Units surrendered by a Redeeming Unitholder.

(iv) On the date of the delivery of a Redemption Notice in accordance with Section 4.01(b)(i) (each, a “Redemption Date”), the Redemption will be effective, the Redeeming Unitholder shall cease to have any rights as a holder of such Common Units and the Designated Class B Shares held by the Redeeming Unitholder shall be automatically cancelled and shall have no further rights or privileges and shall no longer be deemed to be outstanding for any purpose, and such Redeeming Unitholder shall be treated for all purposes as having become the record holder of the Class A Common Stock issued in Redemption for such Common Units or entitled to the payment of the Cash Amount if and to the extent Parent has exercised its right to deliver the Cash Amount in such Redemption.

(c) The Company and each Redeeming Unitholder shall bear their own expenses in connection with the consummation of any Redemption, whether or not any such Redemption is ultimately consummated, except that the Company shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Redemption; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the Unitholder that requested the Redemption, then such Unitholder and/or the person in whose name such shares are to be delivered shall pay to the Company the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Redemption or shall establish to the reasonable satisfaction of the Company that such taxes have been paid or are not payable.

(d) Notwithstanding anything to the contrary herein, no Redemption shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of Parent or of the Company, such a Redemption would pose a material risk that the Company would be treated as a “publicly traded partnership” under Section 7704 of the Code.

(e) For the avoidance of doubt, and notwithstanding anything to the contrary herein, a Unitholder shall not be entitled to redeem Units pursuant to this Section 4.01 to the extent Parent determines that such Redemption (i) would be prohibited by law, order or regulation or (ii) would not be permitted under any other agreements with Parent or its subsidiaries to which such Unitholder may be a party or any written policies of Parent related to unlawful or improper trading (including, without limitation, the policies of Parent relating to insider trading).

(f) Notwithstanding any other provision of this Agreement, if a Disposition Event is approved and consummated in accordance with applicable law, at the request of the Company (or following such Disposition Event, its successor) or Parent (or following such Disposition Event, its successor), each Unitholder shall, at any time and from time to time after, or simultaneously with, the consummation of such Disposition Event, be required to effect a Redemption of all of such Unitholder’s Common Units and shares of Class B Common Stock, in accordance with Section 4.01(a). For the avoidance of doubt, in connection with a Disposition Event, in no event shall the holders (other than Parent and its subsidiaries) of Common Units and shares of Class B Common Stock be entitled to receive aggregate consideration for each Common Unit and corresponding share of Class B Common Stock that is greater than the consideration payable in respect of each share of Class A Common Stock.

Section 4.02 Adjustment. Except as set forth in Section 3.05:

(a) The Redemption Rate shall be adjusted accordingly if there is: (i) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Common Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock and Class B Common Stock; or (ii) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock or Class B Common Stock that is not accompanied by an identical subdivision or combination of the Common Units and the Class B Common Stock and Class A Common Stock, respectively.

(b) If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, then, upon any subsequent Redemption, a Redeeming Unitholder shall be entitled to receive the amount of such security, securities or other property that such Redeeming Unitholder would have received if such Redemption had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction.

(c) For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock is converted or changed into another security, securities or other property, this Agreement shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to the Common Units held by the Unitholders as of the date hereof, as well as any Common Units hereafter acquired by a Unitholder. This Agreement shall apply to, mutatis mutandis, and all references to “Common Units” shall be deemed to include, any security, securities or other property of the Company which may be issued in respect of, in Redemption for or in substitution of Common Units by reason of any distribution or dividend, split, reverse split, combination, reclassification, reorganization, recapitalization, merger, redemption (other than a Redemption) or other transaction.

Section 4.03 Reclassification Events. If a Reclassification Event occurs, Parent or its successor, as the case may be, shall, as and to the extent necessary, amend this Agreement, and enter into any necessary supplementary or additional agreements, to ensure that, following the effective date of the Reclassification Event: (i) the Redemption rights of holders of Common Units set forth in this Agreement provide that each Common Unit is redeemable for the same amount and same type of property, securities or cash (or combination thereof) that one share of Class A Common Stock becomes redeemable for or converted into as a result of the Reclassification Event and (ii) Parent or the successor to Parent, as applicable, is obligated to deliver such property, securities or cash upon such Redemption. Parent shall not consummate or agree to consummate any Reclassification Event unless the successor Person, if any, becomes obligated to comply with the obligations of Parent under this Agreement to the extent that any of the rights or obligations of Parent under this Agreement are assigned or otherwise transferred to the successor Person. For the avoidance of doubt, the provisions of this Section 4.03 shall not affect the right of the Company or Parent to require a Redemption pursuant to this Agreement upon the consummation of a Disposition Event.

Section 4.04 Class A Common Stock to be Issued. Parent shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon a Redemption, such number of shares of Class A Common Stock as shall be deliverable upon any such Redemption; provided, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the Redemption of the Common Units by delivery of shares of Class A Common Stock which are held in the treasury of Parent or the Company or any of their subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of Parent or any subsidiary thereof). Parent and the Company covenant that all Class A Common Stock issued upon an Redemption will, upon issuance, be validly issued, fully paid and non-assessable.

Section 4.05 Distributions With Respect to Class A Common Stock. The number of shares of Class A Common Stock and/or the cash that a Redeeming Unitholder is entitled to receive under Section 4.01(a) shall not be adjusted on account of any distributions previously made with respect to the Redeemed Units or dividends previously paid with respect to Class A Common Stock; provided, however, that if a Redemption Date occurs subsequent to the record date for any distribution with respect to the Redeemed Units but prior to payment of such distribution, the Redeeming Unitholder shall be entitled to receive such distribution with respect to the Redeemed Units on the date that it is made notwithstanding that the Redeeming Unitholder transferred and surrendered the Redeemed Units to Parent prior to such date. For the avoidance of doubt, no Unitholder shall be entitled to receive, in respect of a single record date, distributions or dividends both on Redeemed Units and on Class A Common Stock received by such member in the Redemption of such Redeemed Units.

Section 4.06 Books and Records. Upon consummation of a Redemption contemplated by this Article IV, each Common Unit transferred to the Company for the account of Parent at such Redemption shall thereafter be registered in the name of Parent as a Common Unit, and the Managing Member shall modify the applicable books and records of the Company and Annex A (Schedule of Members) to this Agreement in accordance with the terms therein to reflect such transfer.

ARTICLE V

MANAGEMENT AND OPERATIONS

Section 5.01 Management of the Company.

(a) The Members hereby delegate to the Managing Member the sole right to manage the business of the Company and to have all powers and rights necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company. Except as otherwise provided herein, no Member shall have any authority to act for or bind the Company but shall have only the right to vote on or approve the actions herein specified to be voted on or approved by the Members. The Managing Member shall be the “manager” of the Company for the purposes of the Delaware Act. Any action taken by the Managing Member shall constitute the act of, and serve to bind, the Company. Persons dealing with the Company are entitled to rely conclusively on the power and authority of the Managing Member, as set forth in this Agreement. The Managing Member may not be removed without the consent of the Managing Member.

(b) The Managing Member shall appoint such officers of the Company, who may but need not be Members, to such terms and to perform such functions as the Managing Member shall determine in its sole discretion, and the Managing Member may appoint, employ, or otherwise contract with such other persons or entities for the transaction of the business of the Company or the performance of services for or on behalf of the Company. The Managing Member may delegate to any such officer, person or entity such authority to act on behalf of the Company as the Managing Member may from time to time deem appropriate. In particular, the Managing Member may appoint an officer to execute any contract or other agreement or document on behalf of the Company; provided, that no officer may execute and file on behalf of the Company with the Secretary of State (i) any certificates of amendment to the Company’s Certificate of Formation, (ii) one or more restated certificates of formation and certificates of merger or consolidation or (iii) upon the dissolution and completion of winding up of the Company, a certificate of cancellation canceling the Company’s Certificate of Formation, without having obtained the consent of the Members representing a majority of the outstanding voting power of the Units.

(c) Any action taken by an officer designated by the Managing Member pursuant to authority delegated to such officer shall constitute the act of and serve to bind the Company. Persons dealing with the Company are entitled to rely conclusively on the power and authority of any officer as set forth in this Agreement and any instrument designating such officer and the authority delegated to him or her therein.

(d) Except as otherwise provided in the resolution of the Managing Member electing any officer, each officer shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Managing Member. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Managing Member may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company, but the election of any officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled by the Managing Member.

(e) In connection with the performance of its duties as the manager of the Company, the Managing Member acknowledges that it will owe to the Members the same fiduciary duties as it would owe to the stockholders of a Delaware corporation if it were a member of the board of directors of such a corporation and the Members were stockholders of such corporation. The parties acknowledge that the Managing Member will take action through its board of directors, and that the members of the Managing Member’s board of directors will owe comparable fiduciary duties to the stockholders of the Managing Member. The Managing Member will use all commercially reasonable and appropriate efforts and means, as determined in good faith by the Managing Member, to minimize any conflicts of interest between the Members and the stockholders of the Managing

Member and to effectuate any transaction that involves or affects any of the Company, the Managing Member, the Members and/or the stockholders of the Managing Member in a manner that does not (i) disadvantage the Members or their interests relative to the stockholders of the Managing Member, or (ii) advantage the stockholders of the Managing Member relative to the Members, or (iii) treats the Members and the stockholders of the Managing Member differently.

ARTICLE VI

CAPITAL ACCOUNTS; DISTRIBUTIONS; ALLOCATIONS

Section 6.01 Capital Accounts.

(a) The Company shall establish and maintain a separate “Capital Account” for each Member according to the rules of Treasury Regulation Section 1.704-1(b)(2)(iv). For this purpose, the Company may, upon the occurrence of the events specified in Treasury Regulation Section 1.704-1(b)(2)(iv)(f), increase or decrease the Capital Accounts in accordance with the rules of such regulation and Treasury Regulation Section 1.704-1(b)(2)(iv)(g) to reflect a revaluation of Company property.

(b) “Profits” and “Losses” mean, for each Fiscal Year, an amount equal to the Company’s taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

(i) The computation of all items of income, gain, loss and deduction shall include those items described in Code Section 705(a)(1)(B), Code Section 705(a)(2)(B) and Treasury Regulation Section 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includable in gross income or are not deductible for federal income tax purposes.

(ii) If the Book Value of any Company property is adjusted pursuant to Treasury Regulation
Section 1.704-1(b)(2)(iv)(e) or (f), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property.

(iii) Items of income, gain, loss or deduction attributable to the disposition of Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the Book Value of such property.

(iv) Items of depreciation, amortization and other cost recovery deductions with respect to Company property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the property’s Book Value in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

(v) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).

(vi) Items of income, gain, loss and deduction of the Company with respect to any property distributed to a Member shall be computed as if the Company had sold such property on the date of such distribution at a price equal to its Fair Market Value at that date.

(vii) The Members’ Capital Accounts will normally be adjusted on an annual or other periodic basis as determined by the Managing Member, but the Capital Accounts may be adjusted more often if a new Member is admitted to the Company or if circumstances otherwise make it advisable in the judgment of the Managing Member.

Section 6.02 Negative Capital Accounts. No Member shall be required to pay to any other Member or the Company any deficit or negative balance which may exist from time to time in such Member’s Capital Account (including upon and after dissolution of the Company).

Section 6.03 No Interest. Except as otherwise expressly provided herein, no Member shall be entitled to receive interest from the Company in respect of any positive balance in its Capital Account, and no Member shall be liable to pay interest to the Company in respect of any negative balance in its Capital Account.

Section 6.04 No Withdrawal. No Person shall be entitled to withdraw any part of such Person’s Capital Contributions or Capital Account or to receive any Distribution from the Company, except as expressly provided in this Agreement.

Section 6.05 Distributions and Allocations.

(a) Except as otherwise provided herein, the Company shall make distributions of cash or other assets to the Members in respect of their Units at any time and from time to time as determined by the Managing Member in its sole discretion; provided, that such distributions are permitted under any lending agreements to which the Company or any of its Subsidiaries is a party and under applicable law. Except as, and to the extent, provided in the terms and conditions of any new Units authorized and issued by the Company after the date first above written, Distributions shall be made to the Members holding Common Units in the proportion that the number of Common Units held by each such Member bears to the aggregate number of all outstanding Common Units.

(b) The Members shall look solely to the assets of the Company for any Distributions, whether liquidating Distributions or otherwise. If the assets of the Company remaining after the payment or discharge, or the provision for payment or discharge, of the debts, obligations, and other liabilities of the Company are insufficient to make any Distributions, no Member shall have any recourse against the separate assets of any other Member (except as otherwise expressly provided herein).

(c) If the Company has, pursuant to any clear and manifest accounting or similar error, paid any Member an amount in excess of the amount to which it is entitled pursuant to this Section 6.05, such Member shall reimburse the Company to the extent of such excess, without interest, within 30 days after demand by the Company.

(d) All amounts withheld and paid pursuant to the Code or any provision of any state, local, or foreign tax law with respect to any payment, distribution or allocation to the Company or the Members shall be treated as amounts paid or distributed, as the case may be, to the Members with respect to which such amount was withheld pursuant to this Section 6.05(d) for all purposes under this Agreement. The Company is authorized to withhold from payments and distributions, or with respect to allocations to the Members, and to pay over to any federal, state, local, or foreign government, any amounts required to be so withheld pursuant to the Code or any provisions of any other federal, state, local, or foreign law. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member’s Interest shall pay the amount of such excess to the Company as a contribution to the capital of the Company.

(e) Notwithstanding the provisions of Section 6.05(a), the Managing Member, in its sole discretion, may authorize that (i) the Company pay cash to the Managing Member (which payment shall be made without pro rata distributions to the other Members) in exchange for the redemption, repurchase or other acquisition of the Managing Member’s Units to the extent that such cash payment is used to redeem, repurchase or otherwise acquire an equal number of shares of Class A Common Stock or other Equity Interests issued by the Managing Member in accordance with Section 3.04, and (ii) cash distributions be made to the Managing Member (which distributions shall be made without pro rata distributions to the other Members) to the extent that the Managing Member determines that expenses or other obligations of the Managing Member are related to its role as the Managing Member, or to the business and affairs of the Company, or any of its direct or indirect Subsidiaries, including (A) operating, administrative and other similar costs incurred by the Managing Member, including payments in respect of indebtedness and preferred stock (to the extent economically equivalent indebtedness or Units were not issued to the Managing Member) and payments pursuant to any legal, tax, accounting and other professional fees and expenses (but, for the avoidance of doubt, excluding any tax liabilities of the Managing Member), (B) any judgments, settlements, penalties, fines or other costs and expenses in respect of any claims against, or any litigation or proceedings involving, the Managing Member, (C) fees and expenses related to any securities offering, investment or acquisition transaction (whether or not successful) authorized by the board of directors of the Managing Member and (D) other fees and expenses in connection with the maintenance of the existence of the Managing Member (including any costs or expenses associated with being a public company listed on a national securities exchange). For the avoidance of doubt, distributions made under this Section 6.05(e) may not be used to pay or facilitate dividends or distributions on any Equity Interests of the Managing Member.

Section 6.06 Allocations. Except as otherwise provided in Section 6.07, Profits and Losses for any Fiscal Year shall be allocated among the Members in accordance with their Percentage Interests.

Section 6.07 Special Allocations.

(a) Nonrecourse deductions (as defined in Treasury Regulation 1.704-2(b)(1)) shall be allocated pro rata to the holders of Common Units. If there is a net decrease in Company Minimum Gain during any Taxable Year, each Member shall be specially allocated Profits for such Taxable Year (and, if necessary, subsequent Taxable Years) in an amount equal to such Member’s share of the net decrease in Company Minimum Gain, determined in accordance with Treasury Regulation Section 1.704-2(g). The items to be so allocated shall be determined in accordance with Treasury Regulation Section 1.704-2(f)(6). This Section 6.07(a) is intended to comply with the minimum gain chargeback requirement in Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

(b) Losses attributable to partner nonrecourse debt (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulation Section 1.704-2(i). Except as otherwise provided in Treasury Regulation Section 1.704-2(i)(4), if there is a net decrease during any Taxable Year in partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)), Profits for such Taxable Year (and, if necessary, subsequent Taxable Years) shall be allocated to the Members in the amounts and of such character as determined according to, and subject to the exceptions contained in Treasury Regulation Section 1.704-2(i)(4). This Section 6.07(b) is intended to be a minimum gain chargeback provision that complies with the requirements of Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted in a manner consistent therewith.

(c) If any Member that unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) has an Adjusted Capital Account Deficit as of the end of any Taxable Year, then Profits for such Taxable Year shall be allocated to such Member in proportion to, and to the extent of, such Adjusted Capital Account Deficit. This Section 6.07(c) is intended to be a qualified income offset provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

(d) To the extent an adjustment to the adjusted tax basis of any Company asset, pursuant to Code Section 734(b) or Section 743(b) is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m)(2) or Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Member in complete liquidation of such Member’s interest in the Company, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event Treasury Regulation Section 1.704-l(b)(2)(iv)(m)(2) applies, or to the Member to whom such distribution was made in the event Treasury Regulation Section 1 .704-1 (b)(2)(iv)(m)(4) applies.

(e) The allocations set forth in Sections 6.07(a), (b), (c) and (d) above (the “Regulatory Allocations”) are intended to comply with certain requirements of the Treasury Regulations under Code Section 704. Notwithstanding any other provisions of this Article VI (other than the Regulatory Allocations), the Regulatory Allocations shall be taken into account in allocating Profits and Losses among Members so that, to the extent possible, the net amount of such allocations of Profits and Losses and other items and the Regulatory Allocations (including Regulatory Allocations that, although not yet made, are expected to be made in the future) to each Member shall be equal to the net amount that would have been allocated to such Member if the Regulatory Allocations had not occurred.

Section 6.08 Tax Allocations.

(a) Except as provided in Sections 6.08(b), (c) and (d), the income, gains, losses, deductions and credits of the Company will be allocated, for federal, state and local income tax purposes, among the Members in accordance with the allocation of such income, gains, losses, deductions and credits among the Members for computing their Capital Accounts; provided, that if any such allocation is not permitted by the Code or other applicable law, the Company’s subsequent income, gains, losses, deductions and credits will be allocated among the Members so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

(b) Items of Company taxable income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall be allocated among the Members in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value in accordance with the traditional method specified in Treasury Regulation Section 1.704-3(b).

(c) If the Book Value of any Company asset is adjusted pursuant to the requirements of Treasury Regulation Section 1.704-1(b)(2)(iv)(e) or (f), subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value in the same manner as under Code Section 704(c) in accordance with the traditional method specified in Treasury Regulation Section 1.704-3(b).

(d) Allocations of tax credits, tax credit recapture, and any items related thereto shall be allocated to the Members according to their interests in such items as determined by the Managing Member taking into account the principles of Treasury Regulation Section 1.704-1(b)(4)(ii).

(e) Allocations pursuant to this Section 6.08 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s Capital Account or share of Profits, Losses, Distributions or other Company items pursuant to any provision of this Agreement.

(f) The Managing Member may elect to adjust the basis of the assets of the Company for federal income tax purposes in accordance with Code Section 754.

ARTICLE VII

TRANSFERS OF UNITS

Section 7.01 Transfers of Units.

(a) Except for Transfers to Permitted Transferees, no Member may sell, transfer, convey, contribute, assign, pledge or otherwise dispose of or encumber (collectively, a “Transfer”) all or any part of its Units (whether with or without consideration and whether voluntarily or involuntarily or by operation of law), directly or indirectly, without the prior written consent of the Managing Member. Any Transfer in accordance with this Article VII shall be recognized by and recorded on Annex A hereto. If, notwithstanding the provisions of this Section 7.01(a), all or any portion of a Member’s Units are Transferred in violation of this Article VII, involuntarily, by operation of law or otherwise, then without limiting any other rights and remedies under this Agreement or otherwise, the purported transferee of such Units (or portion thereof) shall not be admitted to the Company as a Member or be entitled to any rights as a Member hereunder, and the transferor will continue to be bound by all obligations hereunder, unless and until the Managing Member consents in writing to such admission, which consent shall be granted or withheld in the Managing Member’s sole discretion. Any attempted or purported Transfer of all or a portion of a Member’s Units in violation of this Section 7.01(a) shall be null and void and of no force or effect whatsoever. For the avoidance of doubt, the restrictions on Transfer contained in this Section 7.01 shall not apply to the Transfer of any capital stock of the Managing Member; provided, that no shares of Class B Common Stock may be Transferred unless a corresponding number of Common Units are Transferred therewith in accordance with this Agreement and, to the extent that any Member Transfers Common Units, it shall Transfer to the transferee a corresponding number of shares of Class B Common Stock.

(b) In addition to any other restrictions on Transfer herein contained, including the provisions of this Section 7.01, in no event may any Transfer or assignment of Units by any Member be made (i) to any Person who lacks the legal right, power or capacity to own Units; (ii) if in the opinion of legal counsel to the Company such Transfer presents a material risk that such Transfer would cause the Company to cease to be classified as a partnership or to be classified as a “publicly traded partnership” within the meaning of Section 7704(b) of the Code for federal income tax purposes; (iii) if such Transfer would constitute a “prohibited transaction” within the meaning of Section 406 of ERISA and/or Section 4975 of the Code); (iv) if such Transfer would, in the opinion of counsel to the Company, cause any portion of the assets of the Company to constitute assets of any employee benefit plan pursuant to Section 3(42) of ERISA or otherwise cause the Company to be subject to regulation under ERISA; (v) if such Transfer requires the registration of such Units pursuant to any applicable federal or state securities laws; (vi) if such Transfer subjects the Company to regulation under the Investment Company Act of 1940 or the Investment Advisors Act of 1940, each as amended (or any succeeding law); (vii) to the extent requested by the Managing Member, the Company does not receive such legal and/or tax opinions and written instruments (including, without limitation, copies of any instruments of Transfer and such assignee’s consent to be bound by this Agreement as an assignee) that are in a form satisfactory to the Managing Member, as determined in the Managing Member’s sole discretion; or (viii) if such Transfer violates any applicable law.

(c) Distributions made before the effective date of such Transfer shall be paid to the transferor, and Distributions made after such date shall be paid to the assignee. Unless and until an assignee becomes a Member pursuant to this Agreement, the assignee shall not be entitled to any of the rights granted to a Member hereunder or under applicable law, other than the rights granted specifically to assignees pursuant to this Agreement and to have the other rights granted to assignees pursuant to the Delaware Act; provided, that, without relieving the transferring Member from any such limitations or obligations and as more fully described in Section 7.01(d), such assignee shall be bound by any limitations and obligations of a Member contained herein by which a Member would be bound on account of the ownership of Units by the assignee (including the obligation, if any, to make Capital Contributions on account of such Units), irrespective of whether such assignee executes a Joinder Agreement.

(d) Any Member who shall Transfer any Units shall cease to be a Member with respect to such Units and shall no longer have any rights or privileges of a Member with respect to such Units, except that unless and until the assignee is admitted as a Member by executing a Joinder Agreement on or after the effective date of such Transfer (the “Admission Date”), (i) such assigning Member shall retain all of the duties, liabilities and obligations of a Member with respect to such Units, including the obligation (together with its assignee pursuant to Section 7.01(c)), if any, to make and return Capital Contributions on account of such Units or otherwise pursuant to the terms of this Agreement and (ii) the Managing Member may, in its sole discretion, reinstate all or any portion of the rights and privileges of such Member with respect to such Units for any period of time prior to the Admission Date. Nothing contained herein shall relieve any Member who Transfers any Units in the Company from any liability of such Member to the Company that may exist on the Admission Date from any breaches of any representations, warranties or covenants by such Member (in its capacity as such) contained herein or in any other agreements with the Company. Notwithstanding anything in this Agreement to the contrary, no Transfer shall be permitted without a prior determination of the Managing Member that such Transfer would not reasonably be expected to cause the Company to be treated as a publicly traded partnership within the meaning of Code Section 7704(b). The Company shall take all actions reasonably available to it under this Agreement as in effect on the date hereof to avoid treatment of the Company as a publicly traded partnership within the meaning of Code Section 7704(b).

Section 7.02 Additional Members. The Managing Member shall have the sole right to admit additional Members upon such terms and conditions, at such time or times, and for such Capital Contributions as the Managing Member shall in its sole discretion determine, and after such Person furnishes to the Managing Member an executed Joinder Agreement, substantially in the form attached hereto as Exhibit A, and such other documents or instruments as may be necessary or appropriate to effect such Person’s admission as a Member; provided, that, irrespective of whether such Person executes a Joinder Agreement, it shall be bound by any limitations and obligations of a Member contained herein by which a Member would be bound on account of the ownership of Units. Such admission shall automatically become effective on the date on which such conditions have been satisfied and when any such admission is shown on the books and records of the Company. In connection with any such admission, the Managing Member shall amend Annex A hereof to reflect the name, address, and Capital Contribution of the additional Member.

ARTICLE VIII

DISSOLUTION AND LIQUIDATION

Section 8.01 Dissolution. Subject to the provisions of Section 8.03 of this Agreement, the Company shall be dissolved and its affairs wound up and terminated upon the first to occur of the following:

(a) the determination by the Managing Member and its recommendation to the Member(s) to dissolve the Company; or

(b) the occurrence of any event causing a dissolution of the Company under Section 18-802 of the Delaware Act.

The Company shall not be dissolved by the admission of additional or substitute Members or in the event of a withdrawal, retirement, resignation or expulsion of a Member from the Company or upon the death, bankruptcy or dissolution of a Member, and upon and after any such admission, withdrawal, retirement, resignation, expulsion, death, bankruptcy or dissolution the Company shall continue in existence subject to the terms and conditions of this Agreement.

Section 8.02 Liquidation of Company Interests. (a) Upon dissolution, the Company shall be liquidated in an orderly manner. Unless the Managing Member shall otherwise determine, the Managing Member shall act as the liquidator to wind up the affairs of the Company pursuant to this Agreement and terminate the Company. The costs of liquidation shall be borne by the Company. Prior to final distribution and termination, if the liquidator is not the Managing Member, the liquidator shall continue to operate the Company and its assets with all of the power and authority of the Managing Member. The steps to be accomplished by the liquidator are as follows:

(i) the liquidator shall pay, satisfy and discharge all debts, obligations, and other liabilities of the Company to its creditors (including, without limitation, all sales commissions or other expenses incurred in liquidation) or otherwise make adequate provision for payment and discharge thereof (including, without limitation, establishing cash reserves to be held in escrow for contingent or unforeseen liabilities of the Company, in such amounts and for such holding periods as the liquidator may reasonably determine); and

(ii) after payment or provision for payment of all of the Company’s liabilities has been made in accordance with subparagraph (i), (A) a final allocation of all items of income, gain, loss, and expense shall be made to the Members (including the Managing Member) and (B) all remaining cash and other property shall be distributed to the Members in accordance with their positive Capital Account balances. Any non-cash assets distributed to the Members shall first be written up or down to their Fair Market Value, thus creating Profit or Loss (if any), which shall be allocated in accordance with Sections 6.06 and 6.07.

(b) In making such distributions, the liquidator shall allocate each type of liquidation asset (i.e., cash or cash equivalents, units of a Subsidiary, etc.) among the Members ratably based upon the aggregate amounts to be distributed with respect to the Units held by each such Member.

(c) The distribution of cash and/or property to a Member in accordance with the provisions of this Section 8.02 constitutes a complete return to such Member of its Capital Contributions and a complete distribution to the Member of its interest in the Company and the Company’s property. This Section 8.02 constitutes a compromise to which all Members have consented within the meaning of the Delaware Act.

(d) Upon completion of the distribution of the Company’s assets as provided herein, the Company shall be terminated (and the Company shall not be terminated prior to such time), and the Managing Member (or such other Person or Persons as the Delaware Act may require or permit) shall file a certificate of cancellation with the Secretary of State of Delaware, cancel any other filings made pursuant to this Agreement that are or should be canceled and take all such other actions as may be necessary to terminate the Company. The Company shall be deemed to continue in existence for all purposes of this Agreement until it is terminated pursuant to this Section 8.02.

(e) A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Company and the liquidation of its assets pursuant to this Article VIII in order to minimize any losses otherwise attendant upon such winding up.

(f) The liquidator shall not be personally liable for the return of Capital Contributions or any portion thereof to any Member (it being understood that any such return shall be made solely from Company assets).

Section 8.03 Continuation of the Company. Notwithstanding the provisions of Section 8.01 hereof, the occurrence of any event of dissolution under Section 8.01 above shall not dissolve the Company if within 90 days after the occurrence of such event of withdrawal, the business of the Company is continued by the agreement of all remaining Members.

ARTICLE IX

LIMITATION OF LIABILITY; INDEMNIFICATION

Section 9.01 Limitation on Liability. The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member (including the Managing Member) of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member.

Section 9.02 Indemnification of Managing Member, Officers and Agents.

(a) The Company hereby agrees to indemnify and hold harmless any Person (each, an “Indemnified Person”) to the fullest extent permitted under the Delaware Act, as the same now exists or may hereafter be amended, substituted or replaced (but, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits the Company to provide broader indemnification rights than the Company is providing immediately prior to such amendment), against all claims, damages, judgments, fines, settlements, expenses, liabilities and losses (including attorney fees, judgments, fines, excise taxes or penalties) and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative that relate to the operation of the Company incurred or suffered by such Person (or one or more of such Person’s Affiliates) by reason of the fact that such Person is or was the Managing Member or is or was serving as an officer, employee or agent of the Company; provided, that (unless the Managing Member otherwise consents) no Indemnified Person shall be indemnified for any expenses, liabilities and losses suffered that are ultimately determined by a final court determination to result from such Indemnified Person’s bad faith or willful misconduct. Expenses, including attorney fees, incurred by any such Indemnified Person in defending a proceeding shall to the extent of available funds be paid or reimbursed by the Company in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking satisfactory to the Managing Member by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined by a final court determination that such Indemnified Person is not entitled to be indemnified by the Company.

(b) The right to indemnification and the advancement of expenses conferred in this Section 9.02 shall, without duplication, be cumulative of, and in addition to, any and all rights to which any Person may have or hereafter acquire under any statute, agreement, determination of the Managing Member or otherwise and shall extend to such Person’s heirs (in case of an individual), successors, assigns and legal representatives.

(c) The Company may, but shall not be obligated to, purchase and maintain insurance, at its expense, to protect any Indemnified Person against any expense, liability or loss described in Section 9.02(a) above whether or not the Company would have the power to indemnify such Indemnified Person against such expense, liability or loss under the provisions of this Section 9.02.

(d) Notwithstanding anything contained herein to the contrary (including in this Section 9.02), any indemnity by the Company relating to the matters covered in this Section 9.02 shall be provided out of and to the extent of Company assets only and no Member (unless such Member otherwise agrees in writing or is found in a final decision from which there is no right of appeal by a court of competent jurisdiction to have personal liability on account thereof) shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help satisfy such indemnity of the Company.

(e) If this Section 9.02 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Indemnified Person pursuant to this Section 9.02 to the fullest extent permitted by any applicable portion of this Section 9.02 that shall not have been invalidated and to the fullest extent permitted by applicable law.

(f) The provisions of this Section 9.02 are for the benefit of the Indemnified Persons and their heirs, successors, assigns and administrators. Any amendment, modification or repeal of this Section 9.02 or any provision hereof shall be prospective only and shall not in any way affect the Company’s obligations to any Indemnified Person under this Section 9.02 as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 9.03 Other Business of Members. Subject to any agreement entered into by any Member, any Affiliate of a Member, or any director, officer, employee, consultant, agent, member, partner or stockholder of any Member or any of its Affiliates and the Company, any Member, any Affiliate of a Member or any director, officer, employee, consultant, agent, member, partner or stockholder of a Member or any of its Affiliates: (i) shall be permitted to have, and may presently or in the future have, investments or other business relationships with entities engaged in the business of the Company or any of its Subsidiaries other than through the Company or any of its Subsidiaries (an “Other Business”), (ii) may have and may develop a strategic relationship with businesses that are and may be competitive or complementary with the Company or any of its Subsidiaries,

(iii) will not be prohibited by virtue of their investments in the Company or the Managing Member or their service on the Managing Member’s board of directors from pursuing and engaging in any such activities, and (iv) will not be obligated to inform, offer or present the Company, its Subsidiaries or the Managing Member of any such opportunity, relationship or investment even if such opportunity is of a character which, if presented to the Company or the Managing Member could be taken by the Company or the Managing Member. Furthermore, the other Members will not acquire or be entitled to any interest or participation in any Other Business as a result of the participation therein of any Member, and the involvement of any Member in any Other Business will not constitute a conflict of interest by such Persons with respect to the Company or its Members or any of the Company’s Subsidiaries.

ARTICLE X

ACCOUNTING, TAX MATTERS

Section 10.01 Valuation.

(a) The “Fair Market Value” of any assets or Units to be valued under this Agreement shall be determined in accordance with this Section 10.01.

(b) The Fair Market Value of any asset constituting cash or cash equivalents shall be equal to the amount of such cash or cash equivalents.

(c) The Fair Market Value of any asset constituting publicly traded securities shall be the average, over a period of 21 days consisting of the date of valuation and the 20 consecutive business days prior to that date, of the average of the closing prices of the sales of such securities on the primary securities exchange on which such securities may at that time be listed, or, if there have been no sales on such exchange on any day, the average of the highest bid and lowest asked prices on such exchanges at the end of such day, or, if on any day such securities are not so listed, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market.

(d) The Fair Market Value of any assets other than cash, cash equivalents or publicly traded securities shall be the fair value of such assets, as determined in good faith by the Managing Member, which determination shall take into account any factors that it deems relevant, including, without limitation, the application of any priority of distributions described in Section 6.05 hereof.

Section 10.02 Records and Accounting. The Company shall keep, or cause to be kept, appropriate books and records with respect to the Company’s business, including all books and records necessary to provide any information pursuant to applicable laws. All matters concerning (i) the determination of the relative amount of allocations and distributions among the Members pursuant to Section 6.05 and (ii) accounting procedures and determinations, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the Managing Member in its sole discretion, whose determination shall be final and conclusive as to all of the Members absent manifest clerical error.

Section 10.03 Bank Accounts. The Company may establish accounts for the deposit of Company funds, in such types and at such institutions, as shall be determined from time to time by the Managing Member.

Section 10.04 Fiscal Year. The Fiscal Year of the Company shall be the 12 month period ending on December 31 of each calendar year, or such other annual accounting period as may be established by the Managing Member.

Section 10.05 Tax Elections. The taxable year of the Company (the “Taxable Year”) shall be determined in accordance with Section 706 of the Code and the regulations promulgated thereunder. The Tax Matters Partner shall in its sole discretion determine whether to make or revoke any available election pursuant to the Code. Each Member will upon request supply any information necessary to give proper effect to any such election.

ARTICLE XI

MISCELLANEOUS

Section 11.01 Expenses. The Members hereby acknowledge that the ongoing operating expenses of the Company and the ongoing operating expenses of Tiptree and Parent, including without limitation the actions taken by Parent in its capacity as Managing Member, relate to the business and affairs of the Company, and that any and all expenses incurred in connection with the carrying out of such activities (including, without limitation, costs of securities offerings, Board of Directors compensation and meeting costs, costs of preparing and delivering periodic reports to security holders, litigation costs and damages arising from litigation, accounting and legal costs, and corporate or other taxes due and payable, or paid, but excluding any costs related to income or other tax obligations of any partner of Tiptree) are incurred on behalf of the Company. The Company shall therefore pay or reimburse each of Parent and Tiptree for all such costs, fees, operating expenses and other expenses incurred by Parent or Tiptree.

Section 11.02 Further Assurances. The parties shall execute and deliver all documents, instruments, and certificates, provide all information, and take or refrain from taking all such further actions as may be reasonably necessary or appropriate to achieve the purposes of this Agreement and effect the provisions hereof, as determined in the sole discretion of the Managing Member.

Section 11.03 Title to Company Assets. The Company’s assets will be deemed to be owned by the Company as an entity, and no Member, individually or collectively, will have any ownership interest in any Company asset or any portion thereof.

Section 11.04 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company or any of its Affiliates, and no creditor who makes a loan to the Company or any of its Affiliates may have or acquire at any time as a result of making the loan any direct or indirect interest in Company Profits, Losses, Distributions, capital or property other than as a creditor.

Section 11.05 Amendments, Modifications, or Waivers. Any provision of this Agreement (including amendments to this Section 11.05) may be amended, modified or waived with the written approval of the Managing Member and the Members that own a majority of the outstanding Units held by the Members in the aggregate; provided, that any amendment, modification or waiver which materially and adversely affects any Units in a particular class in a manner different than other Units of such class shall require the consent of the Members holding a majority of the Units so affected thereby; and provided, further, that the Managing Member may amend this Agreement, as it deems to be necessary or appropriate, without the prior vote or consent of any Member or any other Person in order to reflect, (i) in accordance with Section 3.02, the authorization, creation and issuance of Units (including additional Common Units and new classes of Units that are senior to the then existing classes of Units) or other Company securities, (ii) in accordance with Section 3.02, the rights, powers, preferences, duties, liabilities and obligations, in connection with such Units or other Company securities (other than rights, powers, preferences, duties, liabilities and obligations represented by the Common Units), of the Members holding such new Units or the Persons holding such other Company securities, (iii) in accordance with Section 3.02 and Section 7.02, the admission of any Person as a Members who has received any Units or the substitution or withdrawal of Members in accordance with this Agreement (including, the right to amend Annex A), (iv) in accordance with Section 7.02, any contributions by Members (including, the right to amend Annex A), (v) a change in the name of the Company, the location of the principal place of business of the Company, the registered agent of the Company or the registered office of the Company, (vi) any amendment, supplement, waiver or modification that the Managing Member determines in its sole discretion to be necessary or appropriate to address changes in U.S. federal income tax regulations, legislation or interpretation, or (vii) a change in the Fiscal Year or taxable year of the Company and any other changes that the Managing Member determines to be necessary or appropriate as a result of a change in the Fiscal Year or taxable year of the Company, including a change in the dates on which distributions are to be made by the Company. If an amendment has been approved in accordance with this Agreement, such amendment shall be adopted and effective with respect to all Members. Upon obtaining such approvals as may be required by this Agreement, and without further action or execution on the part of any other Member or other Person, any amendment to this Agreement may be implemented and reflected in a writing executed solely by the Managing Member and the other Members shall be deemed a party to and bound by such amendment.

Section 11.06 Successors and Assigns. Except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the Members and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns, whether so expressed or not.

Section 11.07 Remedies. Each Member shall have all rights and remedies set forth in this Agreement, to the extent provided for herein, and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

Section 11.08 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 11.09 Jurisdiction; Service of Process; Waiver of Jury Trial. Each of the parties submits to the jurisdiction of any state or federal court sitting in the State of Delaware in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party may make service on any other party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 11.12 below. Nothing in this Section 11.09, however, shall affect the right of any party to serve legal process in any other manner permitted by law or at equity. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) ARISING OUT OF OR BASED UPON THIS AGREEMENT. THIS SECTION 11.09 SHALL SURVIVE THE DISSOLUTION, LIQUIDATION, WINDING UP AND TERMINATION OF THE COMPANY.

Section 11.10 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 11.11 Counterparts. This Agreement may be executed simultaneously in two or more separate counterparts, any one of which need not contain the signatures of more than one party, but each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

Section 11.12 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) sent to the recipient by reputable express courier service (charges prepaid), (c) mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid or (d) sent to the recipient by electronic mail (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if so sent before 5:00 p.m. New York, New York time on a business day, and otherwise on the next business day. Such notices, demands and other communications shall be sent to the Company at the following address and to all Members to the addresses set forth on Annex A attached hereto:

To the Company:

Tiptree Operating Company, LLC

780 Third Avenue

New York, NY 10017

Attention: Geoffrey Kauffman

E-mail: gkauffman@tiptreefinancial.com

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

Section 11.13 Complete Agreement. This Agreement (together with all annexes, exhibits and schedules attached hereto), any documents expressly referred to herein and related documents of even date herewith and therewith embody the complete agreement and understanding among the parties and terminate, supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

Section 11.14 Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday, or legal holiday in the State of New York, or the jurisdiction in which the Company’s principal office is located, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday, or legal holiday.

Section 11.15 Spousal Consent. Each married Member that resides in a community property state shall concurrently with his or her execution hereof deliver to the Company the written consent of his or her spouse, substantially in the form attached hereto as Exhibit C (the “Spousal Consent”), and each such Member who, subsequent to the date hereof marries or remarries, shall be required to obtain his or her spouse’s signature to the Spousal Consent within 30 days after the date of such marriage; provided, however, that the failure of any such Member to do so shall not affect the validity or enforceability of this Agreement.

Section 11.16 No Third Party Beneficiaries. Except as expressly provided in Section 9.02, nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under this Agreement or otherwise create any third party beneficiary hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

TIPTREE OPERATING COMPANY, LLC

By:
Name:
Title:

TIPTREE FINANCIAL INC.

By:
Name:
Title:

TIPTREE FINANCIAL PARTNERS, L.P.

By:
Name:
Title:

ANNEX A

SCHEDULE OF MEMBERS

Member	No. of Common Units
Tiptree Financial Inc.	[—]
780 Third Avenue, 21st Floor
New York, NY 10017

Tiptree Financial Partners, L.P.	[—]
780 Third Avenue, 21st Floor
New York, NY 10017

Exhibit A

JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to the Amended and Restated Limited Liability Company Agreement of Tiptree Operating Company, LLC (the “Company”), dated as of [—], 2013 (as amended, modified, restated or supplemented from time to time, the “Agreement”), by and among the Members listed on the Annex A attached thereto.

By executing and delivering this Joinder Agreement to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Agreement in the same manner as if the undersigned were an original signatory to such agreement.

The undersigned acknowledges and agrees that the undersigned shall be a “Member”, as such term is defined in the Agreement.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of                     , 20    .

Signature of Member

Print Name of Member

Address

Facsimile

Telephone

Exhibit B

FORM OF REDEMPTION NOTICE

Tiptree Financial Inc.

780 Third Avenue

New York, NY 10017

Attention: Geoffrey Kauffman

Tiptree Operating Company, LLC

780 Third Avenue

New York, NY 10017

Attention: Geoffrey Kauffman

Reference is hereby made to the Amended and Restated Limited Liability Agreement, dated as of [—], 2013 (the “Agreement”), among Tiptree Financial Inc., a Maryland corporation (“Parent”), Tiptree Financial Partners, L.P., a Delaware limited partnership, Tiptree Operating Company, LLC, a Delaware limited liability company, and the holders of Common Units from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

The undersigned hereby irrevocably requests Redemption by the Company of the number of Redeemed Units set forth below and in connection therewith surrenders to the Company the number of Designated Class B Shares set forth below and directs that the Cash Amount or Class A Common Stock deliverable upon exercise of the Redemption be issued in the undersigned’s name as set forth below, as set forth in the Agreement.

Number of Common Units to be Redeemed:

Number of Class B Common Stock delivered for cancellation:

The undersigned hereby represents and warrants that: (i) if the undersigned is not a natural person, that it is duly incorporated or formed and, to the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction; (ii) the undersigned has all requisite legal capacity and authority to execute and deliver this Redemption Notice and to perform the undersigned’s obligations hereunder and to consummate the transactions contemplated hereby; (iii) if the undersigned is not a natural person, the execution and delivery of this Redemption Notice by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of the undersigned; (iv) this Redemption Notice has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms hereof, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; (v) the Common Units and the shares of Class B Common Stock subject to this Redemption Notice are being transferred to, or for the account of, Parent free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (vi) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Common Units or the shares of Class B Common Stock subject to this Redemption Notice is required to be obtained by the undersigned for the transfer of such Common Units and shares of Class B Common Stock hereunder.

The undersigned hereby irrevocably constitutes and appoints any officer of the Company or of Parent as the attorney of the undersigned, with full power of substitution and re-substitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer the Common Units and shares of Class B Common Stock subject to this Redemption Notice and to deliver to the undersigned the shares of Class A Common Stock to be delivered in Redemption therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Redemption Notice to be executed and delivered by the undersigned or by its duly authorized attorney.

Dated:
(Please Print Name of Unitholder)

(Signature of Unitholder)

(Street Address)

(City) (State) (Zip Code)

If Shares of Class A Common Stock are to be issued, issue to:

Name:

Address:

Social security or identifying number:

EXHIBIT C

SPOUSAL CONSENT

I acknowledge that I have read the foregoing Amended and Restated Limited Liability Company Agreement of Tiptree Operating Company, LLC (the “Company”), dated as of [—], 2013 (as amended, modified, restated or supplemented from time to time, the “Agreement”), by and among the Members listed on Annex A attached thereto and that I know its contents. I am aware that by its provisions my spouse agrees to subject our membership, economic and/or other interest with respect to the Company, including our community or marital property interest therein, if any, (collectively, the “Interest”) to certain restrictions on transfer and options by the Company to purchase the Interests in certain circumstances. I hereby approve of and agree to the provisions of the Agreement, and agree that I will subject any Interest that I may acquire through my community or marital property interest or otherwise to the provisions of such Agreement.

I am aware of my right to obtain independent legal counsel with respect to the Agreement. By execution hereof, I either independently waive the right to separate legal counsel or have obtained separate independent legal counsel.

Date:	, 20

Name:

Appendix D

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT is entered into as of this [—] day of [—], 2013 by and among Tiptree Financial Inc. (formerly known as Care Investment Trust Inc.), a Maryland corporation (the “Company”), and Tiptree Financial Partners, L.P., a Delaware limited partnership (the “Contributor”). Notwithstanding anything to the contrary contained herein, no provisions of this Agreement shall become effective until the transactions contemplated by the Contribution Agreement (as defined below) have been consummated.

WHEREAS, the Company and the Contributor are parties to a Contribution Agreement, dated as of December [—], 2012 (the “Contribution Agreement”), pursuant to which the Contributor has agreed to contribute to Tiptree Operating Company, LLC, a Delaware limited liability company (“Acquirer”), all of Contributor’s assets (other than the Owned Company Common Stock) in exchange for (a) membership interests in Acquirer redeemable for shares of Company Class A Common Stock on the terms set forth in the New Acquirer Operating Agreement and (b) shares of Company Class B Common Stock; and

WHEREAS, the Company and the Contributor desire to enter into this Agreement to provide the Contributor and its permitted transferees with certain registration rights described herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Contribution Agreement. The following capitalized terms used herein have the following meanings:

“Aquirer” is defined in the recitals to this Agreement.

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

“Agreement” means this Registration Rights Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Blue Sky Filing” is defined in Section 3.1.5.

“Board” means the board of directors of the Company.

“Business Day” means any day, other than a Saturday or Sunday or a day on which commercial banks in New York, New York are authorized or required by law to close.

“Company” is defined in the preamble to this Agreement.

“Company Class A Common Stock” means the Class A Common Stock, par value $0.001 per share, of the Company.

“Company Class B Common Stock” means the Class B Common Stock, par value $0.001 per share, of the Company.

“Contribution Agreement” is defined in the recitals to this Agreement.

“Contributor” is defined in the preamble to this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

“Existing Registration Rights Agreement” means the Registration Rights Agreement, dated as of March 16, 2010, between the Company and the Contributor, as amended from time to time.

“Holder” means (a) the Contributor and (b) any direct or indirect transferee of Registrable Securities issued to the Contributor, including in connection with the distribution thereof by the Contributor to the limited partners of the Contributor. For purposes of this Agreement, a Holder shall be deemed to own Registrable Securities whenever such Person has the right to acquire Registrable Securities (upon redemption, exchange, conversion or exercise in connection with a transfer or exchange of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of that right) whether or not the acquisition has actually been effected. Furthermore, for purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Securities as the Holder and absolute owner thereof, unless notified to the contrary in writing by the registered Holder thereof.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Lock-Up End Date” means [    ]1.

“Losses” is defined in Section 4.1.

“Majority-in-Interest” means Holders of more than 50% of the Registrable Securities.

“Person” means an individual or a real estate investment trust, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association (including any group, organization, co-tenancy, plan, board, council or committee), government (including a country, state, county, or any other governmental or political subdivision, agency or instrumentality thereof) or other entity (or series thereof).

“Prospectus” means the prospectus or prospectuses included in the Shelf Registration Statement (including without limitation, any “free writing prospectus” (as defined in Rule 405 under the Securities Act) and any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and any term sheet filed pursuant to Rule 434 under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” means all of the Company Class A Common Stock issued or issuable in connection with the redemption of membership interests in Acquirer (including any membership interests in Acquirer issued upon exercise of warrants to purchase membership interests in Acquirer ) and any class of shares of capital stock of the Company or shares of capital stock of a successor to the entire business of the Company which may be issued in exchange for any such shares or as payment of any dividend on any such shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities on the earliest to occur of: (a) the date on which the Shelf Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred or disposed of in accordance with the Shelf Registration Statement; (b) the date on which such securities shall have ceased to be outstanding; and (c) the date on which the Registrable Securities have been sold, transferred or disposed of

[1]	To be one year from the date of Closing of the Contribution.

and all transfer restrictions and restrictive legends with respect to such Registrable Securities are removed upon the consummation of such sale, transfer or disposition. Notwithstanding the foregoing, shares of Company Class A Common Stock of a Holder shall be deemed to not be Registrable Securities hereunder if, in the opinion of counsel for the Company, all of such shares held by the Holder may be sold or disposed of pursuant to Rule 144 (or any successor provision) under the Securities Act without volume limitations at the time when a Holder seeks to sell securities pursuant to the Shelf Registration Statement hereunder.

“Registration Expenses” is defined in Section 3.3.

“Rule 144” means Rule 144 promulgated under the Securities Act or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“SEC” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

“Shelf Registration Statement” is defined in Section 2.1.1.

2. Registration Rights.

2.1 Shelf Registration.

2.1.1 On or prior to the Lock-Up End Date, the Company shall prepare and file a “shelf” registration statement with respect to the resale of the Registrable Securities on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor thereof (“Shelf Registration Statement”) and shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective on or as soon as practicable thereafter, and to keep such Shelf Registration Statement continuously effective until the expiration or termination of this Agreement in accordance with Section 5.14; provided, that, if the Company is unable to maintain the effectiveness of the Shelf Registration Statement as contemplated by this Section 2.1.1, it shall file a new Shelf Registration Statement in order to give effect to intent of this Section 2.1.1.

2.2 Suspension of Use of Shelf Registration Statement. Upon prior written notice to the Holders, the Company may suspend the use of the Shelf Registration Statement if (a) the Board determines in good faith that permitting sales under the Shelf Registration Statement would materially and adversely affect an offering of securities of the Company or (b) the Company is in possession of material non-public information and the Board determines in good faith that the disclosure of such information would not be in the best interests of the Company; provided, that if the Company suspends the use of the Shelf Registration Statement under this Agreement it shall also suspend, for the same period of time, the use of any registration statement filed pursuant to the Existing Registration Rights Agreement that is then currently in effect.

3. Registration Procedures.

3.1 Filings.

3.1.1 Filing of Shelf Registration Statement. The Company shall use its commercially reasonable efforts to (a) prepare and file with the SEC the Shelf Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the resale of all Registrable Securities to be registered thereunder, which shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, (b) file the Shelf Registration Statement as provided for in Section 2.1.1, and use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared and remain effective for the period required by Section 2.1.1, (c) not take any action that would cause the Shelf Registration Statement and the related Prospectus to contain a material misstatement or omission or to be not effective and usable for resale of Registrable Securities during the period that the Shelf Registration Statement is required to be effective and usable, (d) use its commercially reasonable efforts to cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC, (e) cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto not to contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading during the period that the Shelf Registration Statement is required to be effective and usable and (f) use its commercially reasonable efforts to take such other actions as shall enable the Holders to resell Registrable Securities pursuant to the Shelf Registration Statement. Nothing contained in this Agreement shall obligate the Company to effect an underwritten offering on behalf of the Holders of Registrable Securities.

3.1.2 Copies. Following the filing of the Shelf Registration Statement, the Company shall furnish to the Holders of Registrable Securities included in such registration (in each case in an electronic format, unless otherwise required by applicable law), without charge, such number of copies of the Shelf Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the Prospectus included in the Shelf Registration Statement (including each preliminary Prospectus) and such other documents as the Holders of Registrable Securities included in the Shelf Registration Statement may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders. Each Holder of Registrable Securities included in the Shelf Registration Statement shall have the right to request in writing that the Company modify any information contained in the Shelf Registration Statement, amendment and supplement thereto pertaining solely to such Holder or which such counsel to such Holder may reasonably request in order to ensure that the Shelf Registration Statement complies with the Securities Act and the rules and regulations promulgated thereunder and the Company shall use its commercially reasonable efforts to comply with such request; provided, however, that the Company shall have no obligation to so modify any information unless the Company reasonably believes that failing to do so would cause the Prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

3.1.3 Amendments and Supplements. The Company shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements to the Shelf Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Shelf Registration Statement effective and in compliance with the provisions of the Securities Act as contemplated by Section 2.1.1.

3.1.4 Notification. The Company shall promptly notify the Holders of Registrable Securities of the occurrence of any of the following: (a) when the Shelf Registration Statement becomes effective; (b) when any post-effective amendment to the Shelf Registration Statement becomes effective; (c) the issuance by the SEC of any stop order with respect to the Shelf Registration Statement; and (d) any request by the SEC for any amendment or supplement to the Shelf Registration Statement or any Prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by the Shelf Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the Holders of Registrable Securities included in the Shelf Registration Statement any such supplement or amendment. The Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness or qualification of the Shelf Registration Statement or suspending or preventing the use of any related Prospectus.

3.1.5 State Securities Laws Compliance. The Company shall use its commercially reasonable efforts to (a) register or qualify the Registrable Securities covered by the Shelf Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in the Shelf Registration Statement (in light of their intended plan of distribution) may reasonably request (“Blue Sky Filing”) and (b) take such action as reasonably necessary to cause such Registrable Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in the Shelf Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, consent to general service of process in any such jurisdiction or subject itself to taxation in any such jurisdiction.

3.1.6 Earnings Statement. The Company shall use its commercially reasonable efforts to make available to its stockholders, as soon as practicable but not more than ninety (90) days after the close of the period covered thereby, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder covering the twelve (12) month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Shelf Registration Statement.

3.1.7 Listing. The Company shall use its commercially reasonable efforts to cause all Registrable Securities included in the Shelf Registration Statement to be designated for trading in the same manner as similar securities issued by the Company are then designated.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of any suspension pursuant to Section 2.2 or the happening of any event of the kind described in Section 3.1.4(c) or (d), each Holder of Registrable Securities included in the Shelf Registration Statement shall immediately discontinue disposition of such Registrable Securities pursuant to the Shelf Registration Statement until such Holder receives notice that the suspension pursuant to Section 2.2 has been lifted, the stop order contemplated by Section 3.1.4(c) has been lifted or the Prospectus has been supplemented or amended as contemplated by Section 3.1.4(d) and, if so directed by the Company, each such Holder will destroy all copies, other than permanent file copies then in such Holder’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice.

3.3 Registration Expenses. Except as otherwise provided by this Agreement, the Company shall pay the following costs and expenses (the “Registration Expenses”) incurred in connection with the Shelf Registration Statement pursuant to Section 2 and all expenses incurred in performing or complying with its other obligations under this Agreement including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); if any (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing, distributing, mailing and delivering the Shelf Registration Statement, any Prospectus and any other documents relating to the performance of or compliance with this Agreement; (iv) the fees and expenses incurred in connection with the requirements of Section 3.1.7; (v) Financial Industry Regulatory Authority, Inc. fees, if any; (vi) fees and disbursements of counsel for the Company and fees and expenses for independent public accountants retained by the Company ; (vii) the fees and expenses of any special experts retained by the Company and; (viii) other fees and expenses customarily borne by issuers in connection with the registration and offering of securities on their own behalf or on behalf of selling security-holders; provided, however, Registration Expenses shall not include fees and expenses incurred by the Holders of Registrable Securities (including discounts and commissions payable to selling brokers or other similar Persons engaged in the distribution of any of the Registrable Securities). The obligation of the Company to bear the expenses described in this Section 3.3 shall apply irrespective of whether the Shelf Registration becomes effective, is withdrawn or suspended.

3.4 Information. In connection with the filing of the Shelf Registration Statement covering Registrable Securities, the Holders of Registrable Securities shall provide such information as may reasonably be requested by the Company in connection with the preparation of the Shelf Registration Statement or related Prospectus in order to effect the registration of any Registrable Securities and in connection with the Company’s obligation to comply with federal and applicable state securities laws. If a Holder fails to provide such information after reasonably requested, the Company may omit such Holder’s Registrable Securities from the Shelf Registration Statement or related Prospectus.

4. Indemnification and Contribution.

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless to the fullest extent permitted by law each Holder of Registrable Securities, and each of their respective officers, employees, Affiliates, trustees, directors, partners, members, attorneys and agents, and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) such Holder of Registrable Securities from and against any expenses, losses, judgments, claims, damages or liabilities (“Losses”) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or under any Blue Sky Filing, Prospectus (including any preliminary Prospectus), or any amendment thereof or supplement thereto, or arising out of or based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to any Holder to the extent that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement, Prospectus, or any such amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished to the Company, in writing, by such Holder expressly for use therein.

4.2 Indemnification by Holders of Registrable Securities. Each Holder of Registrable Securities agrees, severally and not jointly, to indemnify and hold harmless to the fullest extent permitted by law the Company, and each of its directors, officers, employees, Affiliates, trustees and agents, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) against any Losses, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, Prospectus (including any preliminary Prospectus), or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statement therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein. Each Holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of net proceeds actually received by such Holder from sales of Registrable Securities giving rise to such obligations.

Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any Indemnified Party and shall survive the transfer of such securities by any Holder.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any Loss or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the Loss or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually and materially prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants or if such Indemnified Party or Parties determines in good faith that a conflict of interest exists and that therefore it is advisable for such Indemnified Party or Parties to be represented by separate counsel or that, upon advice of counsel to the Indemnified Party or Parties, there may be legal defenses available to it or them which are different from or in addition to those available to the Indemnifying Party, then the Indemnifying Party or Parties shall not be entitled to assume such defense and the Indemnified Party or Parties shall be entitled to separate counsel at the Indemnifying Party’s or Parties’ expense. If an Indemnifying Party or Parties is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the Indemnifying Party or Parties will pay the reasonable fees and expenses of counsel for the Indemnified Party or Parties (limited in each jurisdiction to one counsel for all Indemnified Parties under this Agreement). No Indemnifying Party shall, without the prior written consent of any Indemnified Party or Parties, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party or Parties are or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding and does not include any statement of admission of fault, culpability or failure to act by or on behalf of such Indemnified Party. No Indemnified Party shall, without the prior written consent of any Indemnifying Party or parties, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnifying Party or Parties are or could have been a party.

4.4 Contribution.

4.4.1 If the indemnification provided for in this Section 4 is unavailable to any Indemnified Party or insufficient to hold it harmless in respect of any Loss referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party or Parties, shall contribute to the amount paid or payable by such Indemnified Party or Parties as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such Loss, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnifying Party as a result of any Loss shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount by which the net proceeds actually received by such Holder from the sale of Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

4.4.4 The indemnity and contribution agreements contained in this Section 4 are in addition to any liability which the Indemnifying Parties may otherwise have to the Indemnified Parties hereunder, under applicable law or at equity, and shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party or any officer, employee, Affiliate, trustee, director, partner, member, attorney, agent or controlling person of such Indemnified Party and shall survive the transfer of Registrable Securities.

4.4.5 The indemnification required by this Section 4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when reasonably detailed and itemized bills are received or Losses are incurred.

5. Miscellaneous.

5.1 Registration Rights to Others If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be in conflict with or adversely affect any of the rights provided in this Agreement to the Holders.

5.2 Assignment; No Third Party Beneficiaries. Any Holder may assign to any transferee of its Registrable Securities (to the extent that such securities continue to be Registrable Securities), its rights and obligations under this Agreement; provided, however, that no such transfer or assignment shall be binding upon or obligate the Company to any such assignee, and no such assignee shall be deemed a Holder hereunder, unless and until the Company shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Article 5 and this Section 5.2.

5.3 Notices. All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable overnight courier service with charges prepaid, or transmitted by hand delivery or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile; provided, however, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day. Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable overnight courier service with an order for next-day delivery.

To the Company:

Tiptree Financial Inc.

780 Third Avenue

New York, NY 10017

Attention: Geoffrey Kauffman

email: gkauffman@tiptreefinancial.com

To each Holder, at the address most recently provided by such Holder to the Company.

5.4 Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

5.5 Counterparts. This Agreement may be executed by facsimile and in multiple counterparts, all of which taken together shall constitute one and the same instrument.

5.6 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions among the parties, whether oral or written.

5.7 Modifications and Amendments. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and a Majority-In-Interest or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.8 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

5.9 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided, that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

5.10 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, each Holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

5.11 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

5.12 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction, without the requirement of proving actual damages or posting a bond.

5.13 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.14 Termination. Except as otherwise provided in this Agreement, this Agreement shall terminate on the first date on which the Holders cease to hold any Registrable Securities; provided, however, that (a) the indemnity and contribution provisions contained in Article 4 shall remain operative and in full force and effect regardless of any termination of this Agreement; and (b) the provisions of this Article 5 shall survive any termination of this Agreement or any provision thereof. Nothing in this Agreement shall be deemed to release any party from any liability for any wilful and material breach of this Agreement occurring prior to any termination hereof or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

5.15 No Inconsistent Agreements. The Company will not hereafter enter into any agreement which is inconsistent with the rights granted to the Holders in this Agreement.

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first written above.

COMPANY:

TIPTREE FINANCIAL INC.

By:
Name:
Title:

CONTRIBUTOR:

TIPTREE FINANCIAL PARTNERS, L.P.

By:
Name:
Title:

Appendix E

OPINION LETTER

December 19, 2012

Mr. William A. Houlihan

Chairman of Special Committee of Board of Directors

Care Investment Trust Inc.

780 Third Avenue, 21st Floor

New York, NY 10017

Dear Mr. Houlihan:

We understand that Care Investment Trust Inc. (“Care”) is contemplating a proposed transaction in which it will receive a 24.6% interest in a newly formed limited liability company (the “Consideration”), Care Operating LLC (“Care Operating”), in exchange for a contribution of all the assets and liabilities of Care into Care Operating and contribution of all the assets and liabilities of Tiptree Financial Partners LP (“Tiptree LP”), other than Tiptree LP’s existing ownership of Care shares, into Care Operating set forth in the Contribution Agreement and Care Operating LLC Amended and Restated Limited Liability Company Agreement (the “Agreements”). The Special Committee of the Board of Directors of Care has requested our opinion as to the fairness, from a financial point of view, of the consideration to be received by Care in connection with the proposed transaction (the “Opinion”).

The Agreements contains the following principal terms:

•

Care will transfer all of its operating assets to Care Operating in exchange for a 100% initial interest in Care Operating, eventually to be 24.6% of Care Operating after the contribution by Tiptree LP. Care will be the manager of Care Operating.

•

Care’s Board of Directors will designate a new class of stock known as Class B common stock that will have voting rights but nominal economic rights, and will redesignate existing common stock as Class A common stock.

•

Tiptree LP will contribute all of its assets and liabilities other than the common stock that it owns in Care to Care Operating in exchange for a 75.4% membership interest in Care Operating and shares of Class B common stock.

•	Existing outstanding Tiptree LP warrants will be exchanged for Care warrants.

CohnReznick LLP (“CohnReznick”) is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and valuations for corporate and other purposes. In developing our opinion, we have, among other things:

i.	Considered applicable valuation methodologies utilized for similar transactions;

ii.	Analyzed draft Contribution Agreement and draft Care Operating LLC Amended and Restated Limited Liability Company Agreement, which we are informed are near final;

Mr. William A. Houlihan

Care Investment Trust Inc.

December 19, 2012

iii.	Analyzed Tiptree LP’s audited consolidated financial statements for the years ended December 31, 2007 through 2011 and its unaudited statements for the quarter ended September 30, 2012;

iv.	Analyzed audited financial statements for subsidiaries of Tiptree LP including Philadelphia Financial Group, Inc (“PFGI”) [Tiptree LP’s 86.15% ownership is owned through PFG Holdings Acquisition Corp (“PFG”)] for the years ended December 31, 2006 through 2011, Muni Funding Company of America, LLC (“MFC”) for the years ended December 31, 2007 through to 2010, and for Star Asia Opportunity, LLC (“Star Asia”) for the years ended December 2010 and 2011 and the quarters ended September 30, 2011 and September 30, 2012.

v.	Analyzed Care’s 10-Ks for the years ended December 31, 2007 through to 2011 and its Form 10-Q for the quarter ended September 30, 2012;

vi.	Analyzed Tiptree LP’s quarterly investor reports for the quarters September 30, 2007 through September 30, 2012;

vii.	Analyzed certain financial and operating information provided to CohnReznick by management relating to Care and Tiptree LP’s businesses, including business plan projections for Care and Tiptree LP including the four non-Care segments of Tiptree LP:

•	PFG

•	MFC

•	Tamco Manager Inc. (“TAMCO”), and

•	All other to be contributed assets and liabilities (“Stand Alone”);

viii.	Interviewed Tiptree LP’s and Care’s management to discuss respective operations, historical financial statements, and future prospects;

ix.	Analyzed Care’s historical market prices and trading volume of its publicly traded common stock, along with publicly available financial data on Care;

x.	Analyzed financial terms, including premiums paid, in which public REIT shareholders were bought out in a control transaction;

xi.	Analyzed publicly available financial data to identify public companies to compare to Care and TAMCO;

xii.	Analyzed publicly available transaction data to identify merger and acquisition transactions to compare to Care and TAMCO;

xiii.	Analyzed terms, pricing, and valuation metrics for Tiptree LP’s acquisition of TAMCO, The Phoenix Companies, Inc., and the Hartford transaction;

xiv.	Analyzed third party market-based valuations of various illiquid securities held by MFC and Stand Alone;

xv.	Analyzed and considered internally prepared valuations for Care’s assets; and

xvi.	Considered such other information, financial studies, analyses, and investigations of financial, economic and market criteria we deemed relevant.

Financial information analyzed above was primarily through September 30, 2012. Management has represented to us that no material changes have occurred between the date of this information and the date of our letter.

Mr. William A. Houlihan

Care Investment Trust Inc.

December 19, 2012

In connection with our review and arriving at our Opinion, we have assumed that all information provided to us by Care and Tiptree LP is complete and accurate in all material respects, have not conducted any independent verifications thereof, and have relied on such information and assurances of management of Care and Tiptree LP that they are not aware of any facts that would make such information misleading. With respect to any internal forecasts reviewed relating to the prospects of Care and Tiptree LP, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Care and Tiptree LP’s management. We have also assumed that the transaction contemplated in the Agreements will be consummated upon the terms set forth therein without material modification or waiver.

Our Opinion is rendered in the basis of economic and market conditions prevailing and on the prospects, financial and otherwise, of Care and Tiptree LP known to us as the date hereof. It should be understood that (i) subsequent developments may affect the conclusions expressed in this Opinion if this Opinion were rendered as of a later date, and (ii) CohnReznick disclaims any obligation to advise any person of any change in any manner affecting this Opinion that may come to our attention after the date of this Opinion. We have not conducted, nor have we received copies of, any independent valuation or appraisal of any of the assets or liabilities of Care and Tiptree LP. In addition, we have assumed, with your consent, that any material liabilities (contingent or otherwise, known or unknown) of Care and Tiptree LP are as set forth in the financial statements of Care and Tiptree LP, or have otherwise been disclosed by management.

Our Opinion addresses only the fairness from a financial point of view, of the consideration to be received by Care in connection with the transaction and does not address any other aspect, nor does it constitute a recommendation to any stockholder as to any action that should be taken by such stockholder. Additionally, our opinion does not address the merits of the transaction, other business strategies that Care has or may be considering, or the decision of any party to recommend or proceed with the transaction.

We have been engaged by Care solely to render this Opinion in connection with its consideration of the transaction and will receive a fee for our services. We have not participated in, or provided advice to any party with respect to the negotiation of the transaction.

It is agreed that this Opinion is for the information of Care and may not be relied on by any other party, nor used for any other purpose without our prior written consent, except that a description of our Opinion and the inclusion of the text of any written Opinion may be included in any proxy or information statement required to be filed by Care with the Securities and Exchange Commission in connection with the transaction and in materials delivered to the stockholders in connection with their vote on the transaction, provided that any description or inclusion shall be subject to CohnReznick’s prior review and approval, which approval shall not be unreasonably withheld.

Mr. William A. Houlihan

Care Investment Trust Inc.

December 19, 2012

Based upon and subject to the foregoing, it is our Opinion that, as of the date hereof, the consideration to be received by Care in connection with the transaction is fair, from a financial point of view.

Sincerely,

COHNREZNICK LLP

Brent Solomon, MSF, CVA, CPA, CM&A

Donald Nimey, CFA, FRM

Appendix F

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

(Mark One)

☒	Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the fiscal year ended December 31, 2012

or

☐	Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the transition period from                 to

Commission File Number: 000-54474

Care Investment Trust Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	38-3754322
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 446-1410

(Registrant’s Telephone Number, Including Area Code)

Securities Registered Pursuant to Section 12(b) of the Act: None

Securities Registered Pursuant to Section 12(g) of the Act: Common Stock, par value $0.001 per share

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.    Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☐    No  ☒

(Explanatory Note: The registrant is a voluntary filer and is not subject to the filing requirements of the Securities Exchange Act of 1934. Although not subject to these filing requirements, Care Investment Trust Inc. has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months.)

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☒    No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§ 229.405) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).    Yes  ☐    No  ☒

As of June 30, 2012, the last business day of the registrant’s most recently completed second fiscal quarter, the aggregate market value of the registrant’s voting and non-voting common equity held by non-affiliates of the registrant was $5,501,976, based upon the closing sales price of $6.99 per share as reported in the over-the-counter market. For purposes of this calculation all of the registrant’s directors and executive officers were deemed to be affiliates of the registrant.

As of March 15, 2013, the latest practicable date, there were 10,241,660 shares, par value $0.001, of the registrant’s common stock outstanding.

Care Investment Trust Inc.

Annual Report on Form 10-K

Year Ended December 31, 2012

Part I

Forward-Looking Statements

Our disclosure and analysis in this Annual Report on Form 10-K, or Form 10-K, and the documents that are incorporated by reference herein contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements provide our current expectations or forecasts of future events and are not statements of historical fact. These forward-looking statements include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations and funds from operations (“FFO”) and adjusted funds from operations (“AFFO”), our strategic plans and objectives, cost management, occupancy and leasing rates and trends, liquidity and ability to refinance our indebtedness as it matures, anticipated capital expenditures (and access to capital) required to complete projects, amounts of anticipated cash distributions to our stockholders in the future and other matters. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Statements regarding the following subjects, among others, are forward-looking by their nature:

•	our business and financing strategy;

•	our ability to acquire investments on attractive terms;

•	our ability to pay down, refinance, restructure and/or extend our indebtedness as it becomes due;

•	our understanding of our competition;

•	our projected operating results;

•	market trends;

•	estimates relating to our future dividends;

•	closing of the Contribution Transactions (see Item 1) and the satisfaction of conditions to the closing;

•	loss of our status as a Real Estate Investment Trust (“REIT”);

•	completion of any pending real estate transactions;

•	projected capital expenditures; and

•	the impact of technology on our operations and business.

Forward-looking statements involve inherent uncertainty and may ultimately prove to be incorrect or false. You are cautioned to not place undue reliance on forward-looking statements. Except as otherwise may be required by law, we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or actual operating results. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to:

•

risks and uncertainties related to the current market environment, the national and local economies, and the real estate industry in general and in our specific markets, which may have a negative effect on the following, among other things:

•

the financial condition of our tenants, borrowers, operators, joint-venture partners, lenders and institutions that hold our cash balances, which may expose us to increased risks of default by these parties;

•

our ability to obtain equity or debt financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition opportunities and refinance existing debt and our future interest expense; and

•	the value of our real estate investments, which may limit our ability to divest our assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis.

•	general volatility of the securities markets in which we invest and the market price of our common stock;

•	changes in our business or investment strategy;

•	changes in healthcare laws and regulations;

•	availability, terms and deployment of capital;

•	our ability to pay distributions and the amount of such distributions;

•	our dependence upon key personnel whose continued service is not guaranteed and our ability to identify, hire and retain highly qualified executives in the future;

•	changes in our industry, interest rates, the debt securities markets, the general economy or the commercial finance and real estate markets specifically;

•	the degree and nature of our competition;

•

the risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition and continued cooperation;

•	increased rates of default and/or decreased recovery rates on our investments;

•	potential environmental contingencies, and other liabilities;

•	significant transaction costs and / or unknown liabilities related to the Contribution Transactions (see Item 1);

•	whether we maintain our status as a real estate investment trust (“REIT”) for federal and state income tax purposes;

•	increased prepayments or extensions of the mortgages and other loans underlying our mortgage portfolio;

•	the extent of future or pending healthcare reform and regulation;

•	changes in governmental regulations, tax rates and similar matters;

•	the adequacy of our cash reserves and working capital;

•	the timing of cash flows, if any, from our investments;

•	the availability of appropriate acquisition targets and our ability to close on such acquisitions; and

•	the risks associated with failure to integrate acquisitions successfully.

This list of risks and uncertainties, however, is only a summary of some of the most important factors to us and is not intended to be exhaustive. New factors may also emerge from time to time that could materially and adversely affect us.

ITEM 1.    Business

Overview

Care Investment Trust Inc. (all references to “Care,” the “Company,” “we,” “us,” and “our” means Care Investment Trust Inc. and its subsidiaries) is an equity real estate investment trust (“REIT”) that invests in healthcare facilities including assisted-living, independent-living, memory care, skilled nursing and other healthcare and seniors-related real estate assets in the United States of America (the “U.S.”). The Company was incorporated in Maryland in March 2007 and completed its initial public offering on June 22, 2007.

On August 13, 2010, Tiptree Financial Partners, L.P. (“Tiptree”) acquired control of the Company (the “Tiptree Transaction”). As part of the Tiptree Transaction, we entered into a hybrid management structure whereby senior management was internalized and we entered into a services agreement with TREIT Management, LLC (“TREIT” or “Advisor”) for certain advisory and support services (the “Services Agreement”). TREIT was previously an indirect subsidiary of Tricadia Holdings, L.P. (“Tricadia”), which also owned Tiptree Capital Management, LLC, the manager of Tiptree (“Tiptree Capital”). On June 30, 2012, TREIT and Tiptree Capital became indirect subsidiaries of Tiptree. The Services Agreement remains in full effect.

As of December 31, 2012, we maintained a geographically-diversified investment portfolio consisting of approximately $2.5 million (2%) in an unconsolidated joint venture that owns real estate, approximately $125.1 million (94%) in wholly owned real estate and approximately $5.5 million (4%) in a loan investment. As of December 31, 2012, Care’s portfolio of assets consists of wholly-owned real estate of senior housing facilities, including assisted living, independent living and memory care facilities, as well as a joint-venture that owns an assisted / independent living facility and a loan investment secured by skilled nursing facilities, as well as collateral relating to assisted living facilities and a multifamily property. Our wholly-owned senior housing facilities are leased, under triple-net leases, which require the tenants to pay all property-related expenses. We currently operate in only one reportable segment (see Note 2 to the consolidated financial statements).

To maintain our REIT status, we are required to distribute annually as dividends at least 90% of our REIT taxable income, as defined by the Internal Revenue Code of 1986, as amended (the “Code”), to our stockholders, among other requirements. If we fail to qualify as a REIT in any taxable year, we would be subject to Federal income tax on our taxable income at regular corporate tax rates.

As a result of the Contribution Transactions (as defined below), we expect that the Combined Company will not qualify to be taxed as a REIT for Federal income tax purposes effective January 1, 2013 due to the nature of the assets and the businesses currently conducted by Tiptree. If the Combined Company is not taxed as a REIT, the Combined Company will not be subject to the 90% distribution requirement and the Board may then determine to distribute less of its taxable income than it would if the Combined Company were taxed as a REIT.

Current Event — Proposed Contribution Transactions

On December 31, 2012, the Company entered into an agreement (the “Contribution Agreement”) with Tiptree, its majority stockholder, pursuant to which both parties would contribute substantially all of their respective assets and liabilities to Tiptree Operating Company, LLC, a newly-formed Delaware limited liability company (the “Operating Subsidiary”) in order to form a financial services operating company (the “Combined Company”) that through subsidiaries will hold and manage both companies’ assets and operate each company’s businesses.

At the closing of the Contribution Transactions, Care will contribute substantially all of its assets (the “Company Contribution”) to the Operating Subsidiary in exchange for 10,289,192 common units of Operating Subsidiary (“Common Units”) representing an approximately 25% interest in the Operating Subsidiary. In addition, Tiptree will (1) contribute substantially all of its assets (other than shares of the Company’s Common Stock currently owned, cash in an aggregate amount equal to the purchase price of the warrants described below,

Tiptree’s partnership records and Tiptree’s rights under the Contribution Agreement and other transaction documents) to the Operating Subsidiary (the “Tiptree Contribution” and, together with the Company Contribution, the (“Contribution Transactions”) in exchange for 31,007,471 Common Units representing an approximately 75% interest in the Operating Subsidiary and 31,007,471 shares of the Company’s newly classified Class B Common Stock, par value $0.001 per share (“Class B Common Stock”) and (2) pay the Operating Subsidiary (a) $4,327,500 in cash for warrants to purchase an aggregate of 2,098,500 Common Units at an exercise price of $8.48 per Common Unit and (b) $6,846,380 in cash for a warrant to purchase 1,510,920 Common Units at an exercise price of $5.36 per Common Unit. These warrants acquired by Tiptree will be transferable subject to the provisions of the Operating Subsidiary’s operating agreement and applicable securities laws. In connection with the Contribution Transactions, the Operating Subsidiary will assume all of the liabilities and obligations relating to the transferred assets.

Pursuant to the terms of the Operating Subsidiary’s limited liability company agreement, holders of Common Units will have the right to cause the Operating Subsidiary to redeem their Common Units for an equal number of shares of the Company’s Class A Common Stock, subject to certain adjustments, beginning one year after the date of the closing of the Contribution Transactions; provided, that, the Company, at its sole option and discretion, has the right to deliver to the redeeming holder a cash amount (or a combination of cash and shares) based on the market value of the Class A Common Stock on the date of redemption. Upon redemption of each Common Unit by Tiptree, one share of Class B Common Stock held by Tiptree will be redeemed by the Company for no consideration. The Company will be the initial managing member of Operating Subsidiary and transfers of Common Units without prior written consent of the managing member will be subject to certain restrictions.

In connection with the Contribution Transactions, Tiptree intends to privately offer to qualified Tiptree limited partners the right to receive shares of Common Stock currently owned by Tiptree, in exchange for such limited partners’ proportionate interests in Tiptree.

Immediately prior to the closing of the Contribution Transactions, the Company, subject to approval of the Company’s stockholders, will file with the Maryland State Department of Assessments and Taxation its Fourth Articles of Amendment and Restatement (the “Amended and Restated Charter”), in order to, among other things, (i) change the name of the Company to “Tiptree Financial Inc.,” (ii) rename the existing common stock of the Company as “Class A Common Stock,” with no change to the economic or voting rights of such stock, (iii) reclassify 50,000,000 authorized and unissued shares of common stock of the Company as “Class B Common Stock,” (iv) remove certain provisions related to the Company’s qualification as a REIT, (v) to satisfy the requirements of applicable state insurance regulators, add provisions restricting any person that owns 9.8% or more of the Combined Company’s capital stock, other than Tiptree and its affiliates or another stockholder approved by applicable state insurance regulators, from voting in excess of 9.8% of the Combined Company’s voting securities, (vi) authorize the classification of the Board into three classes with staggered terms and (vii) provide that, until Tiptree and its affiliates cease to own 50% of the then-outstanding common voting stock of the Combined Company resulting from the Contribution Transactions, Tiptree may take any action required or permitted to be taken at any annual or special meeting of our stockholders by written consent, without prior notice, and without a vote of our stockholders. Pursuant to the Amended and Restated Charter, holders of the Class A Common Stock and the Class B Common Stock will vote together as a single class, subject to certain exceptions, but holders of Class B Common Stock will have no economic rights in the Company, including no right to receive dividends or distributions, upon liquidation or dissolution of the Company or otherwise.

As a result of the Contribution Transactions, we expect that the Combined Company will not qualify to be taxed as a REIT for Federal income tax purposes effective January 1, 2013 due to the nature of the assets and the businesses currently conducted by Tiptree. If the Combined Company is not taxed as a REIT, the Combined Company will not be subject to the 90% distribution requirement and the Board may then determine to distribute less of its taxable income than it would if the Combined Company were taxed as a REIT.

The Contribution Transactions are subject to certain closing conditions, including, among others, accuracy of representations and warranties, compliance with pre-closing covenants and absence of any material adverse change, as well as a majority of the shares of outstanding Common Stock of the Company voting in favor of the Company Contribution, approval of the Tiptree Contribution by the limited partners of Tiptree, and receipt of certain third-party consents. Additionally, there is a closing condition that the Care board of directors consist of certain members as set forth in the Contribution Agreement upon the closing of the Contribution Transactions. Care and Tiptree expect that, if the Contribution Transactions close as contemplated, the Company would become a taxable corporation retroactive from the closing date to January 1, 2013. The Company can offer no assurances that the Contribution Transactions will close on the terms described herein, or at all.

The Contribution Agreement may be terminated at any time prior to the closing of the Contribution Transactions under certain circumstances, including by mutual written consent of the Company and Tiptree, by either the Company or Tiptree if the Contribution Transactions have not been consummated on or before September 30, 2013, by either the Company or Tiptree if the Company’s stockholders do not approve the Company Contribution, and by the Company or Tiptree if the other party breaches any representation, warranty, covenant or other agreement contained in the Contribution Agreement. In addition, the Company may terminate the Contribution Agreement if, prior to obtaining stockholder approval of the Company Contribution, the Company has received a Superior Proposal (as defined in the Contribution Agreement) and has provided notice of such Superior Proposal to Tiptree in accordance with the terms of the Contribution Agreement.

In addition, we filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on February 14, 2013 which further discusses the proposed Contribution Transactions and related transactions.

Real Estate Equity Investments

Owned Real Estate

Acquisition and Disposition Strategy

Management continually assesses potential investment and expansion opportunities. Our focus is on potential acquisitions in the senior housing industry that provide attractive risk adjusted returns. Our overall strategy is to identify strong and experienced regional operators of assisted living, independent living and memory care facilities who are looking to expand and diversify their operations by entering into strategic relationships with capital partners. We believe that by entering into such relationships, we will not only generate attractive current returns for our stockholders, but create a forward pipeline of additional opportunities as well. While cap rates for larger portfolios have compressed during the past few years, thereby increasing the cost of acquisitions, we continue to see opportunities to acquire portfolios of three to ten properties at attractive yields.

The Company regularly evaluates potential real estate acquisitions and dispositions. While current and projected returns for a subject property significantly influence the decision-making process, other items, such as the impact on the geographic diversity of the Company’s portfolio, the type of property, the Company’s experience with and the overall reputation of the property operator and the availability of mortgage financing are also taken into consideration. Applicable capitalization rates for such acquisitions vary depending on a number of factors including, but not limited to, the type of facility, its location, competition and barriers to entry in the particular marketplace, age and physical condition of the facility, status and experience of the property operator and the existence or availability of mortgage financing. The property net operating income for prospective acquisitions is generally based upon the earnings before interest, taxes, depreciation or amortization, or EBITDA, for such property adjusted for market vacancy and property management fees as well as applicable maintenance, operating and tax reserves.

Bickford Senior Living Portfolio

In two separate sale-leaseback transactions occurring in June and September of 2008, respectively, we acquired a total of 14 assisted living, independent living and Alzheimer facilities. The sellers were affiliates of Bickford Senior Living Group, L.L.C., (“Bickford”), a privately held owner-operator of senior housing facilities. Simultaneously with the initial acquisition, we entered into a long-term master lease agreement with Bickford Master I, LLC (the “Master Lessee”), an affiliate of Bickford, with an initial term of 15 years. The master lease was subsequently amended to include the two properties acquired in September 2008. The master lease provides for four extension options of ten years each. The portfolio, developed and managed by Bickford and its affiliates, contains 643 units with six properties located in Iowa, five in Illinois, two in Nebraska and one in Indiana. The total purchase price for these two acquisitions was approximately $111.0 million. The portfolio is 100% private pay and as of December 31, 2012, weighted average occupancy for the 14 facilities was 83%.

Under the terms of the two transactions, the initial combined minimum annual rent due on the 14 Bickford properties was approximately $9.2 million, resulting in an initial base lease rate of 8.21% on the purchase price. This rate increases 3.0% per annum. Further, we also have been accruing additional base rent of 0.26% per year, increasing at the rate of 3.0% per annum. Such incremental rent was accrued through June of 2011. Starting in July of 2011, we began to receive monthly payments of such accrued additional base rent that will be paid out in full over a two year period. The master lease is a triple net lease, and, as such, the master lessee is responsible for all taxes, insurance, utilities, repairs, maintenance, and capital costs relating to the facilities.

As an enticement for the Company to enter into the leasing arrangement for the properties, we received additional collateral and guarantees of the lease obligation from parties affiliated with Bickford. The additional collateral pledged in support of the lease obligations included ownership interests in Bickford affiliated companies. In June 2011, we released our 49% equity pledge on one of these properties in exchange for: (i) a 49% equity pledge on a different Bickford property located in Iowa and (ii) purchase options on three additional Bickford properties located in Iowa and a fourth Bickford property located in Indiana. In addition, the obligations of the Master Lessee under the Master lease are guaranteed by Bickford.

Since the Bickford portfolio constitutes a significant portion of our total assets, the Master Lessee is considered a “significant lessee” and, as a result, we are required to include its audited financial statements in our Form 10-K filing. This Annual Report on Form 10-K includes audited consolidated financial statements for the Master Lessee for the years ended December 31, 2012 and 2011 and are attached to this report as Exhibit 99.1. These financial statements were provided to us by the Master Lessee and the Company did not participate in their preparation or review.

Greenfield Senior Living Portfolio

In September of 2011, we acquired three assisted living and memory care facilities located in Virginia from affiliates of Greenfield Senior Living, Inc. (“Greenfield”), a privately held owner-operator of senior housing facilities. Simultaneously with the acquisition, we entered into a long term master lease agreement with Greenfield with an initial term of 12 years and two extension options of ten years each. At the end of the initial term, Greenfield, subject to certain conditions, holds a one-time purchase option that provides the right to acquire all three of the properties at the then fair market value. The master lease is a triple net lease. The portfolio, developed and managed by Greenfield and its affiliates, contains 120 units. The portfolio is 100% private pay and as of December 31, 2012, weighted average occupancy for the three facilities was 96%.

The aggregate minimum cash rent payable by the tenants during the initial year of the master lease is $1.65 million with an escalator of 2.75% per annum. Greenfield has guaranteed the obligations of the tenants under the master lease. Such obligations are also secured by personal property and intangible assets of the tenants associated with each of the properties.

The aggregate purchase price for the three properties was $20.8 million, of which approximately $15.5 million was funded with the proceeds of a first mortgage bridge loan (the “Bridge Loan”) with KeyBank

N. A. (“KeyBank”), and the balance with cash on hand. The weighted average aggregate capitalization rate for the acquisition of these facilities, based upon the net operating income of these facilities was approximately 9.2%. Capitalization rate is defined as the ratio of net operating income (estimated GAAP revenues less property operating expenses for the year acquired) less estimated capital expenditures, to the purchase price on the date of acquisition.

Cambridge Medical Office Building Portfolio

On December 31, 2007, we acquired an 85% equity interest in nine Class A medical office buildings (the “Cambridge Portfolio”), for a total equity investment of approximately $72.4 million consisting of approximately $61.9 million of cash and the commitment to issue 700,000 operating partnership units with a stated value of $10.5 million to Cambridge Holdings, Inc. (“Cambridge”), subject to the properties achieving certain performance hurdles. Cambridge retained ownership of the remaining 15% interest in each of the limited partnerships.

Pursuant to the terms of our investment in the Cambridge Portfolio, in the event we entered into a change of control transaction, Cambridge had a one-time contractual right to put its 15% interest in the properties to us at fair market value. In May of 2009, in accordance with this provision, we provided notice to Cambridge that we had entered into a term sheet with a third party for a transaction that would result in a change of control of Care, thereby triggering Cambridge’s one time contractual put right, which Cambridge did not exercise. We were subsequently in litigation with Cambridge with respect to our relative rights in connection with the change of control transaction (the “Cambridge Litigation”).

On April 14, 2011 (effective as of April 15, 2011), Care and several of its subsidiaries and affiliated parties entered into an Omnibus Agreement (the “Omnibus Agreement”) with Cambridge and several of its affiliates that provided for a settlement of the litigation and converted our investment in the Cambridge Portfolio from an 85% equity interest to a preferred investment of $40 million with a preferred return of 14%, among other matters.

On October 19, 2011, we entered into an agreement with Cambridge to amend the Omnibus Agreement pursuant to which Cambridge was granted the ability to purchase our preferred interest in the Cambridge Portfolio during a specified time period for a specified amount. On November 30, 2011, we sold our preferred interest in the Cambridge Portfolio to Cambridge for approximately $42 million, of which approximately $40.8 million were treated as proceeds from sale of our investment and the balance of approximately $1.2 million as income from investments in partially-owned entities. In connection with such sale, the Omnibus Agreement was terminated by mutual consent of the parties.

Unconsolidated Joint Ventures

Senior Management Concepts Senior Living Portfolio

As of December 31, 2012, we maintained our investment in one independent and assisted living facility located in Utah and operated by Senior Management Concepts, LLC (“SMC”), a privately held owner-operator of senior housing facilities. We initially acquired a preferred and common equity interest in four SMC properties in December of 2007. We paid approximately $6.8 million in exchange for 100% of the preferred equity interest and 10% of the common equity interest in the properties. Our agreement with SMC provides for payment to us of a preferred return of 15.0% on our investment. In addition, we receive a common equity return payable for up to ten years equal to 10.0% of scheduled free cash flow after payment of debt service and the preferred return, as such amounts were determined prior to closing, as well as 10% of the net proceeds from a sale of one or more of the properties. Subject to certain conditions being met, our preferred equity interest in the properties is subject to redemption at par beginning on January 1, 2010. If our preferred equity interest is redeemed, we have the right to put our common equity interests to SMC within 30 days after notice at fair market value as determined by a third-party appraiser. In addition, we have an option to put our preferred equity interest to SMC at par any time beginning on January 1, 2016, along with our common equity interest at fair market value as determined by a third-party appraiser.

In May of 2011, with our prior consent, three of the four SMC properties were sold. We received approximately $6.6 million of gross proceeds consisting of approximately $5.2 million that represented a return of our preferred equity investment related to the three sold properties, approximately $0.9 million representing our 10% common equity interest in the sold properties and approximately $0.4 million which satisfied all outstanding delinquent preferred return and default interest payments. In conjunction with the sale of the three properties, we returned a security deposit of approximately $0.4 million that was held by us as payment collateral for those facilities. We received approximately $12,000 in excess of the then-cost basis of our investment. The remaining facility contains 120 units of which, following renovations that converted certain independent living units into assisted living units, 93 are assisted living and 27 are independent living. The property is subject to a lease that expires in 2022.

Investment in Loans

At December 31, 2012 and 2011, we own a loan investment with a net carrying value of approximately $5.5 million and $5.8 million, respectively. The loan investment is part of a syndicated loan in which we have an approximately one-third interest. We account for our investment in loan(s) in accordance with Accounting Standards Codification (“ASC”) Topic 948 Financial Services — Mortgage Banking (“ASC 948”). Under ASC 948, loans expected to be held for the foreseeable future or to maturity should be held at amortized cost, and all other loans should be held at lower of cost or market (“LOCOM”), measured on an individual basis. In accordance with ASC 820 Fair Value Measurements and Disclosures (“ASC 820”), the Company includes nonperformance risk in calculating fair value adjustments. As specified in ASC 820, the framework for measuring fair value is based on observable inputs of market data. Beginning August 13, 2010, our intent is to hold our loan investment to maturity and as such it is carried on the December 31, 2012 and 2011 balance sheets at its cost basis, net of principal payments received and an impairment recorded in the fourth quarter of 2010 for unrealized losses of approximately $0.4 million.

Our loan investment is secured by skilled nursing facilities, as well as collateral relating to assisted living facilities and a multifamily property. The ten properties securing the loan are all located in Louisiana. Originally scheduled to mature on February 1, 2011, the loan was extended several times during 2011 and eventually restructured in November 2011. Pursuant to the restructuring, the revised loan has a five-year term with a maturity date of November 1, 2016, a 25-year amortization schedule and a limited cash flow sweep. The interest rate on the loan was increased from London Interbank Offered Rate (“Libor”) plus 4.00% to Libor plus 6.00% in year one through year three, Libor plus 8.00% in year four and Libor plus 10.00% in year five. As part of the restructuring, a new independent operator was brought in to manage the properties. At the time of the restructuring, our portion of the loan had a notional balance of approximately $10.1 million. In conjunction with the restructuring, we received a revised note with a face amount of approximately $10.5 million. As part of the analysis at the time of the restructuring of the loan, we determined that expected future gross receipts, exclusive of interest payments, from this investment were approximately equal to our carrying value of approximately $5.8 million. Accordingly, all principal amortization payments, including prepayments received from the limited cash flow sweep, are applied to the carrying value of our asset. No gain or loss was recognized as a result of the restructuring. One month Libor was 0.21% and 0.30% at December 31, 2012 and 2011, respectively.

Pursuant to Accounting Standards Codification Topic 310 Receivables (“ASC 310”), we recognize interest income at the effective interest rate based on Libor in effect at inception of the restructured loan using a weighted average spread of 7.20%. Cash interest will be less than effective interest during the first three years of the loan and cash interest will be greater than effective interest during the last two years of the loan.

Our Current Management Structure

On November 16, 2010, we adopted a hybrid management structure with senior management becoming employees of the Company and the Company entering into the Services Agreement, as amended in November 2011, with TREIT. Pursuant to the Services Agreement, TREIT receives a base management fee of 0.50% per annum of our Net Equity, as defined in the Services Agreement, payable monthly and a quarterly incentive fee of the lesser of (i) 15% of the Company’s AFFO Plus Gain (loss) on Sale, as defined in the Services Agreement, for such fiscal quarter and (ii) amount by which the Company’s AFFO Plus Gain (Loss) on Sale for such fiscal quarter exceeds the product of (a) Adjusted Equity for said quarter and (b) the Hurdle Rate, each as defined in the Services Agreement. The initial term of the Services Agreement expires on December 31, 2013 and will renew automatically each year thereafter for an additional one-year period unless the Company or TREIT elects not to renew. In this structure, day-to-day strategic, operational and management decisions are made internally by our management team with assistance from TREIT and under the oversight of our Executive Committee and our Board of Directors.

Our Facilities

The market for healthcare real estate is extensive and includes real estate owned by a variety of healthcare operators. The following describes the nature of the operations of our existing and prospective tenants and borrowers:

Senior Housing Facilities

Senior housing properties include independent living facilities, assisted living facilities and continuing care retirement communities, which cater to different segments of the elderly population based upon their needs. Services provided by our tenants in these facilities are primarily paid for by the residents directly or through private insurance and are less reliant on government reimbursement programs such as Medicaid and Medicare.

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Independent Living Facilities (“ILFs”) are designed to meet the needs of seniors who choose to live in an independent environment surrounded by their contemporaries while receiving services such as housekeeping, meals and activities. ILF residents generally do not need assistance with activities of daily living, such as bathing, eating and dressing. However, residents have the option to contract for these services. Our SMC and Bickford investments, discussed above, contain independent living units.

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Assisted Living Facilities (“ALFs”) are licensed care facilities that provide personal care services, support and housing for those who need help with activities of daily living yet require only limited medical care. Programs and services provided by ALFs may include, among others, transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, and meals in a dining room setting. Such facilities are often in apartment-style buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents with Alzheimer’s disease or other forms of dementia. Levels of personal assistance are based in part on local regulations. Our Bickford, SMC and Greenfield portfolios, as well as the portfolio underlying our remaining mortgage loan investment, contain assisted living units. The Bickford and Greenfield investments also contain memory care units.

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Continuing Care Retirement Communities (“CCRCs”) are facilities that provide housing and healthcare-related services under long-term contracts. This alternative is appealing to residents as it eliminates the need for relocating as health and medical needs increase over time, thus allowing residents to “age in place.” Some CCRCs require a substantial entry fee or buy-in fee, and most also charge monthly maintenance fees in exchange for a living unit, meals and some healthcare services. CCRCs typically require the individual to be in relatively good health and independent upon entry. As of December 31, 2012, we did not have any CCRCs in our portfolio.

Medical Office Buildings

Medical office buildings (“MOBs”) typically contain physicians’ offices and examination rooms and may also include pharmacies, hospital ancillary service space and outpatient service facilities such as diagnostic centers, rehabilitation clinics and day-surgery operating rooms. While MOBs are similar to commercial office buildings, they generally require incremental plumbing, electrical and mechanical systems to accommodate multiple exam rooms that may require sinks in every room, brighter lights and other special equipment such as for dispensing medical gases and taking x-rays. Such properties may be master-leased to a single operator/manager or directly leased to individual tenants. On November 30, 2011, we sold our preferred interest in a portfolio of nine medical office buildings (the “Cambridge Portfolio”) owned and operated by affiliates of Cambridge Holdings, Inc. (“Cambridge”). As of December 31, 2012, we did not own any medical office buildings in our portfolio.

Skilled Nursing Facilities

Skilled Nursing Facilities (“SNFs”) offer restorative, rehabilitative and custodial nursing care for people not requiring the more extensive and sophisticated treatment available at hospitals. Ancillary revenues and revenue from sub-acute care services are derived from providing services to residents beyond room and board and include occupational therapy, physical therapy, speech therapy, respiratory therapy and intravenous therapy, wound care, oncology treatment, brain injury care, and orthopedic therapy; as well as sales of pharmaceuticals and pharmaceutical related products. Certain skilled nursing facilities may provide some of the foregoing services on an outpatient basis. Skilled nursing services provided by tenants in these facilities are primarily paid for by private sources or through the Medicare and Medicaid programs. As of December 31, 2012, our interest in SNFs is limited to our remaining loan asset, which is partially secured by such collateral.

Other Healthcare Facilities

Other healthcare facilities in which we may invest in the future include physician group practice clinic facilities, health and wellness centers and facilities used for other healthcare purposes, such as behavioral health, manufacturing facilities for medical devices, outpatient centers, and hospitals, including acute care hospitals, long-term acute care and specialty hospitals and rehabilitation hospitals.

Healthcare and Other Regulation

Overview

The tenants and operators of healthcare properties are typically subject to extensive federal, state and local laws and regulations including, but not limited to, laws and regulations related to licensure, conduct of operations, ownership of facilities, addition or expansion of facilities, services, prices for services, billing for services, and the confidentiality and security of health-related information. The Patient Protection and Affordable Care Act, as amended by the HealthCare and Education Reconciliation Act (collectively, the “Affordable Care Act”) along with other applicable federal, state or local laws and regulations, new interpretations of existing laws and regulations or changes in enforcement priorities could have a material adverse effect on certain of our tenants’ and operators’ liquidity, financial condition and results of operations. This, in turn, could adversely impact their ability to satisfy their contractual obligations. These regulations are wide-ranging and complex, and may vary or overlap from jurisdiction to jurisdiction. Compliance with such regulatory requirements, as interpreted and amended from time to time, can increase operating costs and thereby adversely affect the financial viability of our tenants’ and operators’ business. These laws authorize periodic inspections, audits and investigations, which could result in the identification of deficiencies that could lead to sanctions including suspension or loss of licensure to operate and suspension or exclusion from the Medicare and Medicaid programs. Regulatory agencies have substantial powers to affect the actions of tenants and operators of our properties if the agencies believe that there is an imminent threat to patient welfare, and in some states these powers can include assumption of interim control over facilities through receiverships.

Medicare is a federal program that provides certain hospital, nursing home and medical insurance benefits to persons over the age of 65, certain persons with disabilities, persons with end-stage renal disease and persons with Lou Gehrig’s Disease. Medicare, however, has a limited skilled nursing benefit, which pays for 100 days of nursing home care per benefit period, or episode of illness, upon release from an inpatient hospital stay. Medicaid is a medical assistance program jointly funded by federal and state governments and administered by each state pursuant to which benefits are available to certain indigent patients. The majority of governmental funding for nursing home care comes from the Medicaid program to the extent that patients have spent their assets down to a predetermined level. Medicaid reimbursement rates, however, typically are less than the amounts charged by the tenants of our properties. The states have been afforded latitude in setting payment rates for nursing home providers. Furthermore, federal legislation limits a skilled nursing facility operator’s ability to withdraw from the Medicaid program by restricting the eviction or transfer of Medicaid residents. In recent years, many states have announced actual or potential budget shortfalls, a situation that may continue due to the economic downturn. As a result of such actual or anticipated budget shortfalls, many states have implemented, are implementing or may consider implementing “freezes” or cuts in Medicaid reimbursement rates paid to providers, including skilled nursing providers. Changes to Medicaid eligibility criteria are also possible, thereby reducing the number of beneficiaries eligible to have their medical care reimbursed by government sources. The Affordable Care Act requires states to at least maintain Medicaid eligibility standards established prior to the enactment of the law for adults until January 1, 2014 and for children until October 1, 2019. However, states with budget deficits may seek a waiver from this requirement to address eligibility standards that apply to adults making more than 133% of the federal poverty level. Any decrease in reimbursement rates or loss of coverage by beneficiaries could have a significant effect on a tenant’s or an operator’s financial condition, and as a result, could adversely impact us.

The Medicare and Medicaid statutory framework is subject to administrative rulings, interpretations and discretion that affect the amount and timing of reimbursement made under Medicare and Medicaid. The amounts of program payments received by our operators and tenants can be changed from time to time, and at any time, by legislative or regulatory actions and by determinations by agents for the programs due to an economic downturn or otherwise. Such changes may be applied retroactively under certain circumstances. In addition, private payors, including managed care payors, continually demand discounted fee structures and the assumption by healthcare providers of all or a portion of the financial risk. In addition to the various cost containment provisions contained in the Affordable Care Act, efforts by private payors to impose greater discounts and more stringent cost controls on operators are expected to intensify. Further, private payors and managed care payors that provide insurance coverage for nursing home care, assisted living or independent living are limited in number. The primary private source of coverage for nursing home care and assisted living facilities is long-term care insurance, which is costly and not widely held by patients. We cannot assure you that adequate third-party reimbursement levels will continue to be available for services to be provided by the tenants and operators of our properties which currently are reimbursed by Medicare, Medicaid and private payors. Significant limits on the scope of services reimbursed and on reimbursement rates and fees could have a material adverse effect on these tenants’ and operators’ liquidity, financial condition and results of operations, which could adversely affect their ability to make rental payments under, and otherwise comply with the terms of, their leases with us or their debt service payments in accordance with their financing agreements.

Changes in government regulations and reimbursement due to the economic downturn or otherwise, increased regulatory enforcement activity and regulatory non-compliance by our tenants and operators can all have a significant effect on operations and financial condition of our tenants and operators, and as a result, can adversely impact us.

Different properties within our portfolio may be more or less likely to be subject to certain types of regulation, some of which are specific to the type of facility (e.g., the regulation of continuing care retirement communities by state Departments of Insurance). Notwithstanding the foregoing, all healthcare facilities are potentially subject to the full range of regulation and enforcement as more fully described below. We expect that the healthcare industry will continue to face increased regulation and pressure in the areas of fraud, waste and abuse, cost control, healthcare management and provision of services. Further, as provided for in the Affordable Care Act, we expect to see continuing cost control initiatives and reform efforts. Each of these factors can lead to reduced or slowed growth in reimbursement for certain services provided by our tenants and operators, as well as reduced demand for certain of the services that they provide. In addition, we believe healthcare services are increasingly being provided on an outpatient basis or in the home. Accordingly, hospitals and other healthcare providers are increasingly providing an increased percentage of their services to uninsured patients. Many of the material provisions of the Affordable Care Act, including those mandating insurance coverage, will not be fully implemented until 2014. Numerous lawsuits have challenged the constitutionality of the Affordable Care Act. On June 28, 2012 the U.S. Supreme Court upheld the constitutionality of the individual mandate provisions of the Affordable Care Act but struck down the law’s provisions that would have allowed the Department of Health and Human Services (“HHS”) to penalize states that do not implement the Medicaid expansion provisions with the loss of existing federal Medicaid funding. It is difficult to predict the full impact of the Affordable Care Act due to the law’s complexity, lack of implementing regulations or interpretive guidance, gradual and potentially delayed implementation, remaining court challenges and possible amendment or repeal, as well as our inability to foresee how individuals and businesses will respond to the choices afforded them under the law. Therefore, at this time, it is not possible to project the impact that such legislation will eventually have on reducing the number of uninsured patients or what, if any, impact it will have on the period prior to 2014.

The Healthcare Industry

Healthcare reform has been a prominent part of the political landscape in recent years. In March 2010, President Barack Obama signed into law the Affordable Care Act. As enacted, the Affordable Care Act changes how healthcare services are covered, delivered and reimbursed through, among other things, expanded coverage of uninsured individuals and reduced growth in Medicare program spending. In addition, the new law reforms certain aspects of health insurance and contains provisions intended to strengthen fraud and abuse enforcement. Because of the many variables involved, including the law’s complexity, the lack of implementing regulations or interpretive guidance and gradual and potentially delayed implementation, the impact of the Affordable Care Act, including how individuals and businesses will respond to the new choices and obligations under the new law is not yet fully known.

The Centers for Medicare and Medicaid Services (“CMS”) has released projections for national healthcare expenditures for the years 2010 to 2020. According to CMS, national healthcare expenditures for 2011 were estimated to have reached $2.7 trillion. CMS projects that total U.S. healthcare expenditures are expected to increase by 4.2% in 2012 and 3.7% in 2013. In 2014, U.S. healthcare expenditures are projected to rise 7.4% as the major coverage expansions from the Affordable Care Act are expected to result in 22 million fewer uninsured people (as compared to estimates that exclude the Affordable Care Act’s impacts). National healthcare expenditures over the period from 2015 through 2021 are projected to increase at an average annual rate of 6.2. As a result of this growth, total U.S. healthcare expenditures are estimated to be $4.7 trillion, or 19.6% of the total U.S. gross domestic product (“GDP”) by 2021.

Senior citizens continue to be the largest consumers of healthcare services in the U.S. According to a CMS estimate, on a per capita basis, the 75-year and older segment of the population spends 76% more on healthcare than the 65 to 74-year-old segment and over 200% more than the population average. According to the U.S. Census Bureau, the 65-year and older segment of the population is projected to increase from 40.3 million or 13% of the U.S. population to 71.5 million or 19.7% of the U.S. population by 2030. The number and percentage of the U.S. population age 65 or older continue to increase as the “baby boomer” generation begins to reach age 65 and due to advances in medicine and technology that have increased the average life expectancy of the population.

The delivery of healthcare services in the U.S. requires a variety of physical plants, including, among others, hospitals, surgical centers, skilled nursing facilities, independent and assisted living facilities, medical office buildings, laboratories and research facilities. Healthcare providers require real estate investors and financiers to maintain as well as grow their businesses. Given the demographic trends for healthcare spending and an aging population with an increased life expectancy, we believe that the healthcare-related real estate market will continue to provide attractive investment opportunities.

Fraud and Abuse

There are extensive federal and state laws and regulations prohibiting fraud and abuse in the healthcare industry, the violation of which could result in significant criminal and civil penalties that can materially affect the tenants and operators of healthcare properties. The federal laws include:

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The anti-kickback provisions of the Medicare and Medicaid programs, which prohibit, among other things, knowingly and willfully soliciting, receiving, offering or paying any remuneration (including any kickback, bribe or rebate) directly or indirectly in return for or to induce the referral of an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part under Medicare or Medicaid;

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The “Stark Law,” which prohibits, with limited exceptions, referrals by physicians of Medicare or Medicaid patients to providers of a broad range of designated health services with which physicians (or their immediate family members) have ownership interests or certain other financial (compensation) arrangements;

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The False Claims Act, which prohibits any person from knowingly presenting false or fraudulent claims for payment or failing to timely report and return overpayments to the federal government (including the Medicare and Medicaid programs);

•	The Civil Monetary Penalties Law, which authorizes HHS to impose civil penalties administratively for fraudulent acts; and

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The Health Insurance Portability and Accountability Act of 1996 ( “HIPAA”), the Health Information Technology for Economic and Clinical Health Act of 2009, and implementing regulations, which among other things, protect the privacy and security of individually identifiable health information by limiting its use and disclosure and require providers to report breaches of such information to affected individuals, HHS, and in some cases, the media.

Sanctions for violating these federal laws consist of criminal and civil penalties, including punitive sanctions, damage assessments, monetary penalties, imprisonment, denial of Medicare and Medicaid payments, and/or exclusion from the Medicare and Medicaid programs. These laws also impose an affirmative duty on operators to ensure that they do not employ or contract with persons excluded from the Medicare and other government programs.

Many states have adopted laws or are considering legislative proposals similar to the federal anti-kickback provisions, Stark Law or False Claims Act, some of which apply to a broader list of services than those covered by federal restrictions and/or apply regardless of whether the service was reimbursed by Medicare or Medicaid. Many states have also adopted or are considering legislation to increase patient protections, such as requiring criminal background checks of all employees and contractors and limiting the use and disclosure of patient-specific health information. These state laws often impose criminal and civil penalties similar to the federal laws.

In addition, various states have established minimum staffing requirements, or may establish minimum staffing requirements in the future, for hospitals, nursing homes and other healthcare facilities. The implementation of these staffing requirements in some states is not contingent upon any additional appropriation of state funds in any budget act or other statute. Our tenants’ and operators’ ability to satisfy such staffing requirements will depend upon their ability to attract and retain qualified healthcare professionals. Failure to comply with such minimum staffing requirements may result in the imposition of fines or other sanctions. If states do not appropriate sufficient additional funds (through Medicaid program appropriations or otherwise) to pay for any additional operating costs resulting from such minimum staffing requirements, our tenants’ and operators’ profitability may be materially adversely affected.

The majority of states have enacted laws implementing specific requirements in the event that the personal information of a patient or resident is compromised. Although these requirements vary from state to state, notification of security breaches to the state attorney general and affected patients or residents is often required.

Notification may be costly and time consuming, and a failure to comply with these requirements may result in civil or criminal penalties. To the extent that our tenants and/or operators own or maintain personal information, they may be required to comply with the state security breach laws, which could increase operating costs and decrease profitability.

In the ordinary course of their business, the tenants and operators of our properties have been and are subject regularly to inquiries, inspections, investigations and audits by federal and state agencies that oversee these laws and regulations. Generally, skilled nursing facilities are licensed on an annual or bi-annual basis and are certified annually for participation in the Medicare and Medicaid programs through various regulatory agencies, which determine compliance with federal, state and local laws. The recent increased funding aimed to combat fraud, waste and abuse has led to a dramatic increase in the number of investigations, audits and enforcement actions. Private enforcement of healthcare fraud also has increased due in large part to amendments to the civil False Claims Act in 1986 that were designed to encourage private individuals to sue on behalf of the government. These whistleblower suits by private individuals, known as qui tam suits, may be filed by almost anyone, including present and former patients, nurses and employees. HIPAA also created a series of new healthcare-related crimes.

As federal and state budget pressures continue, administrative agencies may also continue to escalate investigation and enforcement efforts to eliminate waste and to control fraud and abuse in governmental healthcare programs. A violation of any of these federal or state fraud and abuse laws or regulations could have a material adverse effect on our tenants’ and operators’ liquidity, financial condition and results of operations, which could adversely affect their ability to make rental payments under, or otherwise comply with the terms of, their leases with us.

Healthcare Reform; Patient Protection and Affordable Care Act

Healthcare is the largest industry in the U.S. based on GDP and continues to attract legislative interest and public attention. In March 2010, President Barack Obama signed into law the Affordable Care Act, which represents the most expansive healthcare legislation enacted in decades. The stated objective of the Affordable Care Act is to ensure that all Americans have access to quality, affordable healthcare and create the transformation within the U.S. healthcare system necessary to contain costs.

The Affordable Care Act is being implemented gradually. Certain provisions, such as those pertaining to pre-existing conditions for children and extending coverage for dependent children until age 26, became effective in 2010. Other provisions, such as mandatory insurance coverage for all individuals, are scheduled to take effect in 2014. The Congressional Budget Office (“CBO”) initially estimated the total cost of the bill to be $940 billion over ten years, but projected that passage of the bill would reduce the federal deficit by approximately $143 billion over the same ten year period. Based on CBO estimates made after the U.S. Supreme Court ruling, by 2021, the Affordable Care Act is projected to expand insurance coverage to 30 million Americans. Such insurance will be made available through state-based exchanges with subsidies available to low income individuals and families. In addition, separate healthcare exchanges will be created to enable small businesses to purchase coverage for their employees. Beginning in 2014, employers with more than 200 employees must automatically enroll new full-time employees in coverage. Employers with more than 50 employees who fail to acquire health insurance for their employees would be subject to an annual fine with respect to any worker who receives federal subsidies to purchase health insurance. Further, in 2014, individuals, with limited exceptions, will be required to purchase health insurance or pay an annual fine. The cost of providing the subsidized and incremental health insurance provided for in the Affordable Care Act will be paid for by a combination of tax increases and new taxes, including an excise tax on high cost health plans.

Numerous lawsuits have challenged the constitutionality of the Affordable Care Act. On June 28, 2012 the U.S. Supreme Court upheld the constitutionality of the individual mandate provisions of the Affordable Care Act but struck down the provisions that would have allowed the Department of Health and Human Services (“HHS”)

to penalize states that do not implement the Medicaid expansion provisions with the loss of existing federal Medicaid funding. States that choose not to implement the Medicaid expansion will forego funding established by the Affordable Care Act to cover most of the expansion costs. It is unclear how many states will decline to implement the Medicaid expansion. A number of United States governors have stated that they will oppose their state’s participation in the expanded Medicaid program. However, these statements are not legally binding and may be subject to change.

At this time, it is difficult to determine the long term implications of the passage of the Affordable Care Act due to the law’s complexity, lack of implementing regulations or interpretive guidance, gradual and potentially delayed implementation, remaining court challenges and possible amendment or repeal, as well as our inability to foresee how individuals and businesses will respond to the choices afforded them under the law. In its current form, the law will greatly expand the number of insured Americans, thereby increasing their ability to pay for certain healthcare services. The combination of an aging population base and the increasing percentage of Americans who are insured could increase overall demand for healthcare services, thereby enhancing the profitability of our tenants and operators. A basic premise of the law is that expanding insurance coverage will result in greater efficiencies, thereby reducing healthcare expenditures as a percentage of U.S. GDP. These expenditure reductions may reduce operating margins for both our tenants and operators and create overall pressure on their profitability.

Prior Healthcare Legislation and Regulations

The passage of the Affordable Care Act was the culmination of years of effort by the U.S. federal government to provide a basic level of healthcare insurance for all Americans and to better control the total amount and rate of growth of federal expenditures on healthcare. In 1997, the federal government enacted the Balanced Budget Act (“BBA”) which contained extensive changes to the Medicare and Medicaid programs, including substantial Medicare reimbursement reductions for healthcare operations. For certain healthcare providers, including hospitals and skilled nursing facilities, implementation of the BBA resulted in more drastic reimbursement reductions than had been anticipated. In addition to its impact on Medicare, the BBA also afforded states more flexibility in administering their Medicaid plans, including the ability to shift most Medicaid enrollees into managed care plans without first obtaining a federal waiver.

The following key legislative and regulatory changes were made to the BBA to provide some relief from the drastic reductions in Medicare and Medicaid reimbursement resulting from implementation of the BBA:

•	The Balanced Budget Refinement Act of 1999 (“BBRA”);

•	The Medicare, Medicaid, and State Children’s Health Insurance Program Benefits Improvement and Protection Act of 2000 (“BIPA”);

•	The one-time “administrative fix” to increase SNF payment rates by 3.26%, instituted by CMS beginning on October 1, 2003;

•	The Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (“Medicare Modernization Act,” sometimes referred to as the “Drug Bill”);

•	The Deficit Reduction Act of 2005 (Pub. L No 109-171) (“DRA”);

•	The Tax Relief and Health Care Act of 2006 (Pub L. No. 109-432); and

•	The Medicare, Medicaid, and SCHIP Extension Act of 2007 (Pub L. No. 110-173).

The BBRA was enacted by the U.S. federal government in response to widespread healthcare industry concern about the reductions in payments under the BBA. The BBRA increased the per diem reimbursement rates for certain high acuity patients by 20% from April 1, 2000 until case mix refinements were implemented by CMS, as explained in more detail below. The BBRA also imposed a two-year moratorium on the annual cap mandated by the BBA on physical, occupational and speech therapy services provided to a patient by outpatient rehabilitation therapy providers, including Part B covered therapy services in nursing facilities. Relief from the BBA therapy caps has been subsequently extended multiple times by Congress, with the most recent extension, which contains certain modifications to therapy cap policies, set to expire on December 31, 2012.

Pursuant to its final rule updating SNF Prospective Payment System (“PPS”) for the 2006 federal fiscal year, CMS refined the resource utilization groups (“RUGs”) used to determine the daily payment for beneficiaries in skilled nursing facilities by adding nine new payment categories. The result of this refinement, which became effective on January 1, 2006, was to eliminate the temporary add-on payments that Congress enacted as part of the BBRA.

Under its final rule updating payments for the 2007 federal fiscal year, CMS reduced reimbursement of uncollectible Medicare coinsurance amounts for all beneficiaries (other than beneficiaries of both Medicare and Medicaid) from 100% to 70% for SNF cost reporting periods beginning on or after October 1, 2005. The rule also included various options for classifying and weighting patients transferred to a SNF after a hospital stay less than the mean length of stay associated with that particular diagnosis-related group.

Healthcare and Related Legislation and Regulations Subsequent to the Affordable Care Act

On August 2, 2012, CMS issued its final rule updating the SNF PPS for the 2012 federal fiscal year (October 1, 2012 through September 30, 2013). Under the final rule, the update to the SNF PPS standard federal payment rate includes a 1.8% increase in SNF PPS payments compared to federal fiscal year 2012. This 1.8% increase includes a 2.5% market basket increase, and a negative 0.7% multi-factor productivity adjustment mandated by the Affordable Care Act.

In recent years legislative and regulatory changes have limited, and in some cases reduced, the levels of payments that our tenants and operators receive for various services under the Medicare, Medicaid and other federal healthcare programs. In some cases, commercial third-party payors and other payors, such as some state Medicaid programs, base their payment rates on Medicare policy, and therefore, adjustments that negatively impact Medicare payments may also negatively impact payments from Medicaid programs and other payors. The Budget Control Act of 2011 (the “BCA”) requires automatic spending reductions of $1.2 trillion for federal fiscal years 2013 through 2021, minus any deficit reductions enacted by Congress and debt service costs. However, the Medicaid program is not included in the reductions, and the percentage reduction for Medicare may not be more than 2% for a fiscal year, with a uniform percentage reduction across all Medicare programs. The BCA-mandated spending reductions were delayed by the enactment of the American Taxpayer Relief Act of 2012, but are being implemented effective April 1, 2013 for the Medicare program and effective March 1, 2013 for other impacted programs, including TRICARE, the federal healthcare program for members of the armed forces and their dependents. We are unable to predict what impact these reductions could have on our tenants and operators and, as a result, our company. We are unable to predict what spending reductions, reforms or other changes to government healthcare programs may be adopted as a result of ongoing deficit reduction negotiations between the President and Congress and what impact these changes could have on our tenants and operators and, as a result, our company.

The ongoing debate surrounding the Affordable Care Act and the federal deficit substantiates our belief that healthcare legislation, at both the federal and state levels, is, and will continue to be, an ongoing and dynamic process. Accordingly, we cannot project with certainty what impact future changes in healthcare legislation will have on our business and profitability. For example, pricing adjustments to items such as the SNF PPS, therapy services or Medicare reimbursement for SNFs may have a material adverse impact on our tenants or operators, which in turn could have a materially adverse effect on us. The Affordable Care Act places significant emphasis on the continued viability of the Medicare and Medicaid systems and their ability to provide cost efficient medical care. It also provides methodologies for improving the general healthcare delivery system in this country. It is not possible to determine with certainty the impact that continued government scrutiny will have on the economics of delivering healthcare services in the U.S. We cannot, therefore, assure you that future healthcare legislation or changes in the administration or implementation of governmental healthcare reimbursement programs will not have a material adverse effect on our tenants’ and operators’ liquidity, financial condition or results of operations, which could adversely affect their ability to make payments to us and which, in turn, could have a material adverse effect on us.

Certificates of Need and State Licensing

Certificate of need (“CON”) regulations control the development and expansion of healthcare services and facilities in certain states. Some states also require regulatory approval prior to changes in ownership or control of certain healthcare facilities. In the last several years, in response to mounting Medicaid budget deficits, many states have begun to tighten CON controls, including the imposition of moratoria on new facilities, and the imposition of stricter controls over licensing and change of ownership rules. States that do not have CON programs may have other laws or regulations that limit or restrict the development or expansion of healthcare facilities. To the extent that CONs or other similar approvals are required for expansion to the operations of our facilities due to facility acquisitions, expansion or provision of new services or other changes, such expansion could be affected adversely by the failure or inability of our tenants and operators to obtain the necessary approvals, changes in the standards applicable to such approvals or possible delays and expenses associated with obtaining such approvals.

The Americans with Disabilities Act (the “ADA”)

Our current properties and those we might acquire must comply with the ADA to the extent that such properties are “public accommodations” as defined in that statute. The ADA may require removal of structural barriers to access by persons with disabilities in certain public areas of our properties where such removal is readily achievable. To date, we have not received any notices of substantial noncompliance with the ADA requirements. Accordingly, we have not incurred substantial capital expenditures to address ADA concerns. In some instances, our tenants and operators may be responsible for any additional amounts that may be required to make facilities ADA-compliant. Noncompliance with the ADA could result in imposition of fines or an award of damages to private litigants. The obligation to make readily accessible accommodations is an ongoing one, and we continue to assess our properties and make alterations as appropriate in this respect.

Environmental Matters

A wide variety of complex federal, state and local environmental and occupational health and safety laws, regulations and ordinances (collectively “Environmental Laws”) affect healthcare facility operations. Many Environmental Laws involve strict liability and may directly impact the Company. Under various Environmental Laws, a current or former owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances, asbestos-containing materials, wastes, or petroleum at, under, from, in or disposed of in connection with such property or Company operations, as well as other potential costs relating to hazardous or toxic substances (including government fines and damages for injuries to persons, adjacent property, and/or natural resources). This liability may be incurred even if the owner or operator did not cause or contribute to the presence of such substances. The cost of any required remediation, removal, fines or personal or property damages and the owner’s liability therefore could exceed or impair the value of the property, and/or the assets of the owner or secured lender. In addition, the presence of such substances, or the failure to properly dispose of or remediate such substances, may adversely affect the owner’s ability to sell or rent such property or to borrow using such property as collateral which, in turn, could reduce revenues.

Under various Environmental Laws, an owner or operator of a facility may be required to obtain permits or approvals from government entities, and/or make filings, provide reports or notices, or register certain activities with government entities. These requirements are typically related to the discharge, emission or release of pollutants or hazardous substances to air, land or water or to the handling or storage of chemicals, petroleum, asbestos or other substances. Failure to comply with such requirements, or applicable provisions in various environmental permits, could result in enforcement that includes government fines and damages for injuries to persons, adjacent property, and/or natural resources

Environmental laws require that asbestos-containing materials be properly managed and maintained and may impose fines and penalties on building owners and operators for failure to comply with these requirements. In addition, real property may contain, or may have contained, or may be adjacent to or near other properties that have contained or currently contain storage tanks for the storage of petroleum products or other hazardous or toxic substances, including elevated radon levels. These operations create a potential for the release of petroleum products or other hazardous or toxic substances. Third parties may be permitted by law to seek recovery from owners or operators for property damage and/or personal injury associated with exposure to contaminants, including, but not limited to, petroleum products, hazardous or toxic substances and asbestos fibers. Also, real property may include regulated wetlands that can delay or impede development or require costs to be incurred to mitigate the impact of any disturbance. Without appropriate permits for working on, in or around wetlands, any person responsible for such work can be held responsible for restoring wetlands and be required to pay fines and penalties.

Real property may contain, or may have contained, microbial matter such as mold and mildew. The presence of microbial matter could adversely affect the Company’s operations. In addition, if real property is not properly connected to a water or sewer system, or if the integrity of such systems are breached, or if water intrusion into buildings otherwise occurs, microbial matter or other contamination can develop. When moisture accumulates in buildings or on building materials, mold growth may occur, particularly if the moisture problem remains undiscovered or is not addressed over a period of time. Some molds may produce airborne toxins or irritants. If mold was to develop in a facility, the Company could incur significant remedial costs and may also be subject to material private damage claims and awards. Concern about indoor exposure to mold has been increasing, as exposure to mold may cause a variety of adverse health effects and symptoms, including allergic or other reactions. If the Company become subject to claims in this regard, it could adversely affect future insurability for such matters.

Independent environmental consultants conduct Phase I environmental site assessments on all of our property acquisitions prior to purchase. Phase I environmental site assessments are intended to evaluate information regarding the environmental condition of, and contamination at, the subject property and surrounding properties based generally on visual observations, interviews and certain publicly available databases and to provide available statutory defenses to liability under Environmental Laws. Phase I environmental site assessments do not typically take into account all environmental issues at a property such as the possible presence of asbestos, lead-based paint, radon, wetlands or mold or compliance with Environmental Laws. The results of these assessments are addressed prior to purchase and could result in either a cancellation of the purchase, the requirement of the seller to remediate issues, or additional costs on our part to remediate or rectify any the issues.

None of our previous Phase I environmental site assessments revealed any past or present environmental liability that we believe would be material. However, the Phase I environmental site assessments may have failed to reveal all environmental conditions, liabilities or compliance concerns. Material environmental conditions, liabilities or compliance concerns may have arisen after the assessments were conducted or may arise in the future, and future laws, ordinances or regulations may impose material additional environmental liability. The costs of future environmental compliance or remedial measures may affect our ability to make distributions or otherwise be material to us.

Competition

We compete for real estate property investments with healthcare providers, other healthcare-related REITs, healthcare lenders, real estate partnerships, banks, insurance companies and other investors. Some of our competitors are significantly larger and have greater financial resources and lower costs of capital than we do.

The operators and managers of the properties in which we invest compete on a local and regional basis with other landlords and healthcare providers who own and operate healthcare-related real estate. The occupancy and rental income at our properties depend upon several factors, including the number of physicians using the healthcare facilities or referring patients to the facilities, the number of patients or residents of the healthcare-related facilities, competing properties and healthcare providers, and the size and demographics of the population in the surrounding area. Private, federal and state payment programs and the effect of laws and regulations may also have a significant influence on the profitability of the properties and their tenants.

Employees

In conjunction with Tiptree becoming our majority stockholder, a hybrid management structure was put into place with senior management becoming employees of the Company and the Company entering into a services agreement with TREIT, of which Tiptree is the ultimate parent. Accordingly, we currently have four employees who are based in our corporate headquarters located at 780 Third Avenue in New York, NY 10017.

REIT Status

We have elected to be taxed as a REIT under Sections 856 through 860 of the Code. To maintain our qualification as a REIT, we must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of our REIT taxable income to stockholders. If we fail to qualify as a REIT in any taxable year, we will then be subject to Federal income tax on our taxable income at regular corporate rates and we will not be permitted to qualify for treatment as a REIT for Federal income tax purposes for four years following the year during which qualification is lost unless the Internal Revenue Service grants us relief under certain statutory provisions. Such an event could materially adversely affect our net income and net cash available for distributions to stockholders. We believe that we will continue to operate in such a manner as to qualify for treatment as a REIT for Federal income tax purposes. We may, however, be subject to certain Federal, state and local taxes even if we qualify as a REIT.

As a result of the Contribution Transactions, we expect that the Combined Company will not qualify to be taxed as a REIT for Federal income tax purposes effective January 1, 2013 due to the nature of the assets and the businesses currently conducted by Tiptree. If the Combined Company is not taxed as a REIT, the Combined Company will not be subject to the 90% distribution requirement and the Board may then determine to distribute less of its taxable income than it would if the Combined Company were taxed as a REIT.

Available Information

Care files periodic and current reports, proxy statements and other information with the United States Securities and Exchange Commission (“SEC”). All filings made by Care with the SEC may be copied and read at the SEC’s Public Reference Room at 100 F Street NE, Washington, DC 20549. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC as Care does. The website address of the SEC is http://www.sec.gov. Additionally, a copy of our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any amendments to the aforementioned filings, are available on our website, http://www.carereit.com, free of charge as soon as reasonably practicable after Care electronically files such reports or amendments with, or furnishes them to, the SEC. The filings can be found in the “Investor Relations — Documents — SEC Filings” section of Care’s website. Care’s website also contains its Corporate Governance Guidelines, Code of Business Conduct and the charters of the audit and compensation, nominating and corporate governance committees of the Board of Directors. These items can be found in the “Investor Relations — Corporate Overview” section of our website. Reference to our website does not constitute incorporation by reference of the information contained on the website and should not be considered part of this Form 10-K. All of the aforementioned materials may also be obtained free of charge by sending correspondence to Care Investment Trust Inc., 780 Third Avenue — 21st Floor, New York, NY 10017 or by calling us at (212) 446-1410 and are also available on our website at http://www.carereit.com.

ITEM 1A.    Risk Factors

Not applicable.

ITEM 1B.    Unresolved Staff Comments

Not applicable.

ITEM 2.    Properties

Corporate Headquarters

Our corporate office is located at 780 Third Avenue in New York, NY 10017. We entered into a lease for this space in August 2010 and commenced operations there in January 2011. The lease on our corporate office expires March 2019. Correspondence should be addressed to Care Investment Trust Inc., 780 Third Avenue —21st Floor, New York, NY 10017. We can be contacted at (212) 446-1410 or through our website at http://www.carereit.com.

Properties

The following tables set forth certain information regarding the properties that comprise our wholly-owned real estate investments and real estate investments owned through joint ventures at December 31, 2012. For further discussions regarding these properties owned by us and owned through unconsolidated joint ventures see “Business-Real Estate Equity Investments.”

			Distribution of Units – Unit Type
State	Number of Properties	Assisted Living	Assisted Living/Memory Care	Assisted/Independent Living	Total	Percentage of Total
Illinois	5	28	108	197	333	37.7%
Indiana	1	28	—	—	28	3.1%
Iowa	6	113	89	—	202	22.9%
Nebraska	2	37	44	—	81	9.2%
Utah	1	—	—	119	119	13.5%
Virginia	3	27	93	—	120	13.6%
Total	18	233	334	316	883	100.0%
Percent of Total Units		26.4%	37.8%	35.8%	100.0%

Geographic Concentration – Property Type
State	Number of Properties	Assisted Living	Assisted Living/Memory Care	Assisted/Independent Living	Total	Percentage of Total
Illinois	5	1	1	3	5	27.8%
Indiana	1	1	—	—	1	5.5%
Iowa	6	3	3	—	6	33.3%
Nebraska	2	1	1	—	2	11.1%
Utah	1	—	—	1	1	5.6%
Virginia	3	1	2	—	3	16.7%
Total	18	7	7	4	18	100.0%
Percent of Total Units		38.9%	38.9%	22.2%	100.0%

ITEM 3.	Legal Proceedings

Care is not presently involved in any material litigation or, to our knowledge, is any material litigation threatened against us or our investments, other than routine litigation arising in the ordinary course of business. Management believes the costs, if any, incurred by us related to litigation will not materially affect our financial position, operating results or liquidity.

ITEM 4.	Mine Safety Disclosures

Not applicable.

Part II

ITEM 5.	Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Market Information

Our common stock was delisted from the New York Stock Exchange (“NYSE”) in January 2011 as a result of the Company’s tender offer for its shares in August 2010, which caused the Company to have fewer than 600,000 shares of common stock publicly held.

Our common stock is currently quoted on the OTCQX market under the ticker symbol “CVTR”.

Holders

As of March 15, 2013, there were 13 stockholders of record and approximately 410 beneficial owners.

Dividends and our Distribution Policy

The following table sets forth the high and low closing sales prices per share of our common stock and the distributions declared and paid per share on our common stock for the periods indicated. The over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

			Dividends	Dividends
2012	High Price	Low Price	Declared per Common Share	Paid per Common Share
First Quarter	$7.10	$6.09	$0.135	$0.135
Second Quarter	$7.25	$6.60	$0.135	$0.135
Third Quarter	$7.49	$5.38	$0.135	$0.135
Fourth Quarter	$7.50	$6.60	$0.135	$0.135	(1)

2011
First Quarter	$5.50	$4.75	$—	$—
Second Quarter	$7.25	$5.15	$0.135	$0.135
Third Quarter	$7.10	$6.66	$0.135	$0.135
Fourth Quarter	$6.75	$4.15	$0.135	$0.135

(1)	Dividend anticipated to be paid on April 18, 2013.

On March 15, 2013, the closing sales price of our common stock was $6.90 per share. Future distributions will be declared and paid at the discretion of the board of directors. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Dividends” for additional information regarding our dividends.

Due to the change in control of the Company that occurred in August 2010 and the related transition that ensued, we did not declare a quarterly distribution during the first quarter of 2011. The Company commenced declaring quarterly distributions for the remainder of 2011 and 2012, beginning with the distribution declared in the second quarter of 2011 pertaining to our operating results for the first quarter of 2011. As a REIT, the Company is required to distribute at least 90% of its taxable income (subject to certain adjustments) to its stockholders each year in order to maintain its status as a REIT.

As a result of the Contribution Transactions, we expect that the Combined Company will not qualify to be taxed as a REIT for Federal income tax purposes effective January 1, 2013 due to the nature of the assets and the businesses currently conducted by Tiptree. If the Combined Company is not taxed as a REIT, the Combined

Company will not be subject to the 90% distribution requirement and the Board may then determine to distribute less of its taxable income than it would if the Combined Company were taxed as a REIT.

Equity Compensation Plans

Please refer to Item 12 “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters —Equity Compensation Plan Information” of this Annual Report on Form 10-K for information regarding our equity compensation plans pursuant to which shares of our common stock or other equity securities may be granted from time to time.

ITEM 6.	Selected Financial Data

Not applicable.

ITEM 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”)

The following discussion should be read in conjunction with the Consolidated Financial Statements and Notes thereto appearing elsewhere in this Annual Report on Form 10-K. This “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contains certain non-GAAP financial measures. See “Non-GAAP Financial Measures” and supporting schedules for reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures. We make statements in this section that are forward-looking statements within the meaning of the federal securities laws. See the section in this Annual Report on Form 10-K entitled “Forward-Looking Statements” in Part I for a complete discussion of forward-looking statements, including certain risk factors that may cause our actual results, performance or achievements to differ materially from those expressed or implied by the following discussion.

Overview

Care Investment Trust Inc. (all references to “Care,” “the Company,” “we,” “us,” and “our” means Care Investment Trust Inc. and its subsidiaries) is an equity REIT that invests in healthcare facilities including assisted-living, independent-living, memory care, skilled nursing and other healthcare-related real estate assets in the United States of America (the “U.S.”). The Company was incorporated in Maryland in March 2007 and completed its initial public offering on June 22, 2007.

As of December 31, 2012, we maintain a geographically-diversified investment portfolio consisting of approximately $2.5 million (2%) in an unconsolidated joint venture that owns real estate, approximately $125.1 million (94%) in wholly-owned real estate and approximately $5.5 million (4%) in a loan investment. As of December 31, 2012, Care’s portfolio of assets consists of wholly-owned real estate of senior housing facilities, including assisted living, independent living and memory care facilities, as well as a joint-venture that owns an assisted / independent living facility and a loan investment secured by skilled nursing facilities, as well as collateral relating to assisted living facilities and a multifamily property. Our wholly-owned senior housing facilities are leased, under triple-net leases, which require the tenants to pay all property-related expenses.

As a REIT, we are generally not subject to income taxes. To maintain our REIT status, we are required to distribute on an annual basis dividends equal to at least 90% of our REIT taxable income, as defined by the Code, to our stockholders, among other requirements. If we fail to qualify as a REIT in any taxable year, we would be subject to Federal income tax on our taxable income at regular corporate tax rates.

Transactions in 2012 and 2011

In May 2011, with our prior consent, Senior Management Concepts, LLC (“SMC”) sold three of the four properties in our SMC portfolio. We received approximately $6.6 million of gross proceeds consisting of approximately $5.2 million representing a return of our preferred equity investment in the three sold properties, approximately $0.9 million representing our 10% common equity interest in the three sold properties and approximately $0.4 million that satisfied all outstanding delinquent preferred return and default interest payments owed us. In conjunction with the sale of the three properties, we returned a security deposit of approximately $0.4 million that was held by us as payment collateral for those facilities. We received approximately $12,000 in excess of the then-current cost basis of our investment.

In September 2011, the Company acquired three assisted living and memory care facilities located in Virginia from affiliates of Greenfield Senior Living, Inc. (“Greenfield”). The aggregate purchase price for the three properties was $20.8 million, of which approximately $15.5 million was funded with the proceeds of a first mortgage bridge loan (the “Bridge Loan”) with KeyBank N. A. (“KeyBank”), and the balance with cash on hand. Concurrent with the acquisition, the properties were leased to three wholly-owned affiliates of Greenfield, which are responsible for operating each of the properties pursuant to a triple-net master lease (the “Greenfield Master Lease”). The initial term of the Greenfield Master Lease is 12 years with two renewal options of ten years each. Rent payments during the first year of the lease are approximately $1.7 million, with annual rental increases of 2.75% during the initial term of the lease. At the end of the initial term, Greenfield, subject to certain conditions, holds a one-time purchase option that provides the right to acquire all three of the properties at the then fair market value. Greenfield has guaranteed the obligations of the tenants under the Greenfield Master Lease.

In November 2011, Care consummated the sale of its preferred interest in a nine property medical office portfolio (the “Cambridge Portfolio”) for total cash consideration of approximately $42.0 million, which included approximately $1.2 million of income allocable to our preferred distribution of cash flow from operations. Pursuant to an amendment to the Omnibus Agreement entered into in October 2011, the Company granted to Cambridge Holdings LLC and its affiliates (“Cambridge”) the option to purchase all of Care’s interest in the medical office portfolio at any time up to December 9, 2011, for an amount equal to the sum of the Company’s $40.0 million preferred investment plus its accrued but unpaid preferred return of approximately $2.0 million. In connection with the sale, the remaining 200,000 operating partnership units and a warrant to purchase 300,000 shares of the Company’s common stock previously issued to Cambridge were canceled and the Omnibus Agreement was terminated by mutual consent of the parties.

In April 2012, Care refinanced the Bridge Loan for the Greenfield properties by entering into three separate non-recourse loans (each a “Greenfield Loan” and collectively the “Greenfield Loans”) with KeyCorp Real Estate Capital Markets, Inc. (“KeyCorp”) for an aggregate amount of approximately $15.7 million. The Greenfield Loans bear interest at a fixed rate of 4.76%, amortize over a 30-year period, provide for monthly interest and principal payments commencing on June 1, 2012 and mature on May 1, 2022. The Greenfield Loans are secured by separate cross-collateralized, cross-defaulted first priority deeds of trust on each of the Greenfield properties. The Greenfield Loans are non-recourse to the Company except for certain non-recourse carveouts (customary for transactions of this type), as provided in the related guaranty agreements for each Greenfield Loan. Each Greenfield Loan contains typical representations and covenants for loans of this type. A breach of the representations or covenants could result in a default under each of the Greenfield Loans, which would result in all amounts owing under each of the Greenfield Loans to become immediately due and payable since all of the Greenfield Loans are cross-defaulted. In June 2012, KeyCorp sold each of the Greenfield Loans to Federal Home Loan Mortgage Corporation (“Freddie Mac”) under Freddie Mac’s Capital Markets Execution (“CME”) Program.

On December 31, 2012, the Company entered into an agreement (the “Contribution Agreement”) with Tiptree, its majority stockholder, pursuant to which both parties would contribute substantially all of their respective assets and liabilities to a newly-formed limited liability company (the “Operating Subsidiary”) in order to form a financial services operating company that will hold and manage both companies’ assets and operate each company’s businesses. Pursuant to the Contribution Agreement, Care will contribute substantially all of its assets to the Operating Subsidiary in exchange for 10,289,192 common units in the Operating Subsidiary (representing an approximately 25% interest in Operating Subsidiary), and Tiptree will contribute substantially all of its assets to Operating Subsidiary in exchange for 31,007,471 common units in the Operating Subsidiary (representing an approximately 75% interest in Operating Subsidiary) and 31,007,471 shares of the Company’s newly classified Class B Common Stock. In connection with the Contribution Transactions, the Operating Subsidiary will assume all of the liabilities and obligations relating to the transferred assets. The proposed Contribution Transactions, which is subject to various closing conditions, including approval by our stockholders, is expected to close in the second quarter of 2013. See “Part I — Item I. Business — Current Event — Proposed Contribution Transactions” for further description of the proposed Contribution Transactions.

Critical Accounting Policies

Our financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. Set forth below is a summary of our accounting policies that we believe are critical to the preparation of our consolidated financial statements. This summary should be read in conjunction with a more complete discussion of our accounting policies included in Note 2 to the consolidated financial statements in this Annual Report on Form 10-K.

Consolidation

The consolidated financial statements include the Company’s accounts and those of our subsidiaries, which are wholly-owned or controlled by us. All intercompany balances and transactions have been eliminated.

Accounting Standards Codification (“ASC”) Topic 810 Consolidation (“ASC 810”), requires a company to identify investments in other entities for which control is achieved through means other than voting rights (“variable interest entities” or “VIEs”) and to determine which business enterprise is the primary beneficiary of the VIE. A VIE is broadly defined as an entity where either the equity investors as a group, if any, do not have a controlling financial interest or the equity investment at risk is insufficient to finance that entity’s activities without additional subordinated financial support. The Company consolidates investments in VIEs when it is determined that the Company is the primary beneficiary of the VIE at either the date the Company became involved with the variable interest entity or upon the occurrence of a reconsideration event. The Company has concluded that neither of its partially-owned entities (Cambridge Portfolio and SMC) are a VIE.

Investments in partially-owned entities where the Company exercises significant influence over operating and financial policies of the subsidiary, but does not control the subsidiary, are reported under the equity method of accounting. Generally under the equity method of accounting, the Company’s share of the investee’s earnings or loss is included in the Company’s operating results.

Investments in Loans

Investment in loans amounted to approximately $5.5 million and approximately $5.8 million at December 31, 2012 and 2011, respectively. ASC 948 Financial Services — Mortgage Banking (“ASC 948”), which codified the Financial Accounting Standards Board’s (“FASB”) Accounting for Certain Mortgage Banking provides that loans that are expected to be held for the foreseeable future or to maturity should be held at amortized cost, and all other loans should be held at lower of cost or market (“LOCOM”), measured on an individual basis. Our intent is to hold the remaining loan to maturity and as such it is carried on the December 31, 2012 and 2011 balance sheets at its amortized cost basis, net of principal payments received.

At December 31, 2008, in connection with our decision to reposition ourselves from a mortgage REIT to a traditional direct property ownership REIT (referred to as an equity REIT) and as a result of existing market conditions, we transferred our portfolio of mortgage loans to LOCOM because we were no longer certain that we would hold our portfolio of loans either until maturity or for the foreseeable future. If the fair value of a loan held at LOCOM during the predecessor period was lower than its amortized cost, changes in fair value (gains and losses) were reported as changes in the valuation allowance on the consolidated statement of operations. The valuation allowance is based on management’s estimate of probable losses considering delinquencies, loss experience and collateral quality. Loans previously written down may be written up based upon subsequent recoveries in value, but not above their cost basis.

Our loan investment was restructured as of November 1, 2011 and now provides for an increasing floating rate of interest during the term of the loan based on a spread over the Libor set at inception of the restructured loan. Interest on our mortgage loan is recognized, on an effective interest method basis assuming that Libor remains constant in accordance with ASC Topic 310 Receivables (“ASC 310”). Receivables are evaluated for collectability if principal and interest for a loan becomes more than 90 days past due. The principal amortization portion of payments received is applied to the carrying value.

In conjunction with the restructuring of our remaining mortgage loan investment, we were required to make a determination of expected receipts, exclusive of interest, over the remaining term of this asset in accordance with ASC 310. Based on estimates, we believe that we will receive approximately $5.8 million in payments, other than interest payments or prepayments, between the date of restructuring and the maturity date of November 1, 2016 which is approximately equal to our current carrying value as of the date of the restructuring.

We periodically review our loans held for investment for impairment. Impairment losses are taken for impaired loans based on the fair value of collateral and a recoverability analysis on an individual loan basis. The fair value of the collateral may be determined by an evaluation of operating cash flow from the property during the projected holding period, and/or estimated sales value computed by applying an expected capitalization rate to the current net operating income of the specific property, less selling costs. Whichever method is used, other factors considered relate to geographic trends and project diversification, the size of the portfolio and current economic conditions. When it is probable that we will be unable to collect all amounts contractually due, the loan would be considered impaired.

Interest income is generally recognized using the effective interest method or on a basis approximating a level rate of return over the term of the loan. Nonaccrual loans are those on which the accrual of interest has been suspended. Loans are placed on nonaccrual status and considered nonperforming when full payment of principal and interest is in doubt, or when principal or interest is 90 days or more past due or if cash collateral, if any, is insufficient to cover principal and interest. Interest accrued but not collected at the date a loan is placed on nonaccrual status is reversed against interest income. In addition, the amortization of net deferred loan fees is suspended. Interest income on nonaccrual loans may be recognized only to the extent it is received in cash. However, where there is doubt regarding the ultimate collectability of loan principal, cash receipts on such nonaccrual loans are applied to reduce the carrying value of such loans. Nonaccrual loans may be returned to accrual status when repayment is reasonably assured and there has been demonstrated performance under the terms of the loan or, if applicable, the restructured terms of such loan. The Company did not have any loans on non-accrual status as of December 31, 2012 or 2011.

We rely on significant subjective judgments and assumptions derived by our management and our Advisor (i.e., discount rates, expected prepayments, market comparables, etc.) regarding the above items. There may be a material impact to these consolidated financial statements if such judgments or assumptions are subsequently determined to be incorrect.

Real Estate and Identified Intangible Assets

Real estate and identified intangible assets are carried at cost, net of accumulated depreciation and amortization. Betterments, major renewals and certain costs directly related to the improvement and leasing of real estate are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation is provided on a straight-line basis over the assets’ estimated useful lives, which range from 9 to 40 years. Amortization is provided on a straight-line basis over the life of the in-place leases.

Upon the acquisition of real estate, we assess the fair value of acquired assets (including land, buildings and improvements, personal property and identified intangible assets such as above and below market leases, acquired in-place leases and customer relationships) and acquired liabilities in accordance with ASC 805 Business Combinations (“ASC 805”), and ASC 350 Intangibles — Goodwill and Other (“ASC 350”), and we allocate purchase price based on these assessments. We assess fair value based on estimated cash flow projections that utilize appropriate discount and capitalization rates and available market information. Estimates of future cash flows are based on a number of factors including the historical operating results, leases in place, known trends, and market/economic conditions that may affect the property. Other intangible assets acquired include amounts for in-place lease values that are based on the Company’s evaluation of the specific characteristics of each property and the respective tenant’s lease. Factors considered include estimates of carrying costs during hypothetical expected lease-up periods and market conditions. In estimating carrying costs, the Company includes estimates of lost rents at estimated market rates during the hypothetical expected lease-up periods, which are dependent on local market conditions and expected trends.

We review the carrying value of our real estate assets and intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with ASC 360, Impairment or Disposal of Long-Lived Assets, (“ASC 360”). If such reviews indicate that the asset is impaired, the asset’s carrying amount is written down to its fair value. An impairment loss is measured based on the excess of the carrying amount over the fair value. We determine fair value by using a discounted cash flow model and appropriate discount and capitalization rates. Estimates of future cash flows are based on a number of factors including the historical operating results, leases in place, known trends, and market/economic conditions that may affect the property. The evaluation of anticipated cash flows is subjective and is based, in part, on assumptions regarding future occupancy, rental rates and capital requirements that could differ materially from actual results. If our anticipated holding periods change or estimated cash flows decline based on market conditions or otherwise, an impairment loss may be recognized. Long-lived assets to be disposed of are recorded at the lower of carrying value or fair value less estimated costs to sell. There were no impairments of our wholly-owned real estate investments and intangibles for the years ended December 31, 2012 and 2011.

Rental Revenue

We recognize rental revenue in accordance with ASC 840 Leases (“ASC 840”). ASC 840 requires that revenue be recognized on a straight-line basis over the non-cancelable term of the lease unless another systematic and rational basis is more representative of the time pattern in which the use benefit is derived from the leased property. Renewal options in leases with rental terms that are higher than those in the primary term are excluded from the calculation of straight line rent if the renewals are not reasonably assured. We commence rental revenue recognition when the tenant takes control of the leased space. The Company recognizes lease termination payments as a component of rental revenue in the period received, provided that there are no further obligations under the lease. Amortization expense of above-market leases reduces rental income on a straight-line basis over the non-cancelable term of the lease. Taxes, insurance and reserves collected from tenants are separately shown as reimbursable income and corresponding payments are included in reimbursed property expenses.

Income Taxes

We have elected to be taxed as a REIT under Sections 856 through 860 of the Code. To qualify as a REIT, we must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of our REIT taxable income to stockholders. If we fail to qualify as a REIT in any taxable year, we will then be subject to Federal income tax on our taxable income at regular corporate rates and we will not be permitted to qualify for treatment as a REIT for Federal income tax purposes for four years following the year during which qualification is lost unless the Internal Revenue Service grants us relief under certain statutory provisions. Such an event could materially adversely affect our net income and net cash available for distributions to stockholders.

As a result of the Contribution Transactions, we expect that the Combined Company will not qualify to be taxed as a REIT for Federal income tax purposes effective January 1, 2013 due to the nature of the assets and the businesses currently conducted by Tiptree. If the Combined Company is not taxed as a REIT, the Combined Company will not be subject to the 90% distribution requirement and the Board may then determine to distribute less of its taxable income than it would if the Combined Company were taxed as a REIT.

Subject to certain limitations, net operating losses (“NOLs”) incurred by the Company can be carried forward for up to 20 years and utilized to reduce our taxable income in future years, thereby reducing the amount of taxable income that we are required to distribute to our stockholders in order to maintain our REIT status or, to the extent that we elect to distribute less than 90% of our REIT taxable income to our stockholders, reducing federal income tax on the portion of our taxable income which we elect not to distribute.

For our taxable years ending December 31, 2011 and 2010, we incurred NOLs of approximately $0.6 million and $19.3 million, respectively. Taking into account the NOL carry-forward from prior years, cumulative NOLs total approximately $25.6 million. In the event of an ownership change (as defined for income tax purposes), Section 382 of the Code imposes an annual limitation on the amount of a corporation’s NOLs attributable to the period prior to such ownership change that can be utilized. The Tiptree Transaction constituted a change of ownership for purposes of Section 382. Accordingly, our entire NOL of approximately $5.7 million from 2009 and approximately $11.8 million of our 2010 NOL, which was deemed to be incurred prior to the change of control resulting from the transaction that took place on August 13, 2010 when Tiptree acquired control of the Company (the “Tiptree Transaction”) are subject to the limitations of Section 382 and are considered “restricted” NOLs. In general, Section 382 limits the amount of restricted NOLs which can be utilized in any given year. The annual limitation on our restricted NOLs is approximately $3.3 million. The balance of our 2010 NOL of approximately $7.5 million and all of the 2011 NOL of approximately $0.6 million currently are “unrestricted”.

For 2012, we incurred a taxable loss and will not utilize any of our NOLs.

The Contribution Transaction may result in a change of ownership for purposes of Section 382, and therefore, our NOLs may become subject to new restrictions or additional restrictions in the future.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses in the consolidated financial statements and the accompanying notes. Significant estimates are made for the valuation of real estate and related intangibles, valuation of financial instruments, impairment assessments and fair value assessments with respect to purchase price allocations. Actual results could differ from those estimates.

Concentrations of Credit Risk

Real estate triple-net leases and financial instruments, primarily consisting of cash, mortgage loan investments and interest receivable, potentially subject us to concentrations of credit risk. We may place our cash investments in excess of insured amounts with high-quality financial institutions. We perform ongoing analysis of credit risk concentrations in our real estate and loan investment portfolios by evaluating exposure to various markets, underlying property types, investment structure, term, sponsors, tenant mix and other credit metrics. Our triple-net leases rely on our underlying tenants. The collateral securing our investment in our remaining loan is real estate properties located in the U.S.

Results of Operations

Comparison of the years ended December 31, 2012 and 2011

Revenue

During the year ended December 31, 2012, we recognized approximately $13.8 million of rental revenue and approximately $1.5 million of reimbursable income on the Bickford and Greenfield Portfolios, as compared with approximately $12.4 million of rental revenue and approximately $1.3 million of reimbursable income related to the Bickford and Greenfield Portfolios, from the date of acquisition, for the comparable period in 2011. Our acquisition of the Greenfield Portfolio in September 2011 accounts for the increase in rental revenue and reimbursable income during the year ended 2012 as compared to the comparable period in 2011.

We earned interest income on our loan investment of approximately $0.7 million and $0.8 million for the year ended December 31, 2012 and 2011, respectively. The decrease of approximately $0.1 million in income is a result of our loan investment carrying a lower average outstanding principal loan balance during 2012, as compared with the comparable period during 2011, as a result of scheduled principal payments and prepayments received. The impact of the reduction in the outstanding principal balance is partially offset by the increase in the applicable interest rate for the year ended December 31, 2012 which resulted from a restructuring of the loan in November 2011. We recognized interest income for year ended December 31, 2012 at an effective interest rate based on Libor in effect at the inception of the restructured loan and using a weighted average spread of 7.20%. For the year ended December 31, 2011, the effective yield was 6.25%. The loan investment had an original maturity date of February 1, 2011, and was subsequently restructured in November 2011 into a five year term loan with a maturity date of November 1, 2016, a 25 year amortization schedule and a limited cash flow sweep. In addition, all outstanding litigation between the previous operator and the direct lenders (which did not include the Company) prior to the restructuring of the loan was resolved in connection with the restructuring of the loan. Subsequent to the restructuring, the interest rate on the loan was increased from Libor plus 4.00% to Libor plus 6.00% in years one through three, Libor plus 8.00% in year four and Libor plus 10.00% in year five. At the time of the restructuring, our portion of the loan had a notional balance of approximately $10.1 million. In conjunction with the restructuring, we received a revised note with a face value of approximately $10.5 million. As part of the analysis at the time of the restructuring of the loan, we determined that expected future gross receipts, exclusive of interest payments from this investment were approximately equal to our carrying value of approximately $5.8 million. Accordingly, all principal amortization payments received are applied to the carrying value of our asset. No gain or loss was recognized as a result of the restructuring.

Expenses

For the year ended December 31, 2012, we recorded base service fee and incentive fee expense under our Services Agreement of approximately $0.5 million (base) and none (incentive), respectively, as compared with approximately $0.4 million (base) and approximately $2.4 million (incentive), respectively, for the comparable period in 2011. The increase of approximately $0.1 million (base) and the decrease of approximately $2.4 million (incentive) during the year ended December 31, 2012 is primarily attributable to the sale of our interest in the Cambridge Portfolio that occurred in November 2011, thereby reducing the Company’s AFFO Plus Gain (Loss) on Sale (as defined in the Services Agreement) but increasing the Adjusted Equity (as defined in the Services Agreement) under which the base fee is calculated for 2012 as compared to 2011.

Marketing, general and administrative expense was approximately $4.8 million for the year ended December 31, 2012 as compared with approximately $3.6 million for the comparable period in 2011, an increase of approximately $1.1 million. The increase during the year ended December 31, 2012 is primarily attributable to an increase of approximately $1.6 million in professional fees primarily relating to an increase in transaction related expenses and approximately $0.1 million for stock-based compensation costs associated with restricted stock units granted in December 2011, partially offset by a decrease of approximately $0.5 million related to a reduction in employee compensation expense primarily related to a reduction in annual bonus accruals for 2012 as compared to 2011 as well as the departure of the Company’s Chief Financial Officer and Treasurer in

June 2012, the reduction of certain federal, state and local taxes paid in 2012 as compared to 2011, net of refunds received, and a reduction in D&O insurance expense during the year ended December 31, 2012 as compared to the comparable period in 2011.

Reimbursed property expenses include real estate taxes and other reserves that we collect and disburse on behalf of our tenants in our owned properties. Reimbursable property expenses for the year ended December 31, 2012 were approximately $1.4 million as compared to approximately $1.3 million during the comparable period in 2011. The $0.1 million increase is primarily attributable to the additional properties acquired in the September 2011 Greenfield transaction. Reimbursable income collected from our Bickford and Greenfield portfolios offset such reimbursable expenses.

The base services fees, incentive fees, expense reimbursements, and the relationship between us and our Advisor, TREIT Management, LLC (“TREIT”), are discussed in more detail in Note 8 to the consolidated financial statements.

Depreciation and Amortization

Depreciation and amortization expenses amounted to approximately $4.0 million for the year ended December 31, 2012 as compared to approximately $3.6 million during 2011. The depreciation and amortization expense for the year ended December 31, 2011 related primarily to the Bickford and Greenfield Portfolios, from the date of acquisition in September 2011. For year ended December 31, 2012, depreciation and amortization expense included the Bickford Portfolio as well as the Greenfield Portfolio, both for the full period. Also included in depreciation and amortization were expenses related to the amortization of the in-place leases related to these properties as well as depreciation related to the fixtures, furniture and equipment located in the Company’s corporate headquarters.

Income or Loss from investments in partially-owned entities

For the year ended December 31, 2012 income from partially-owned entities amounted to approximately $0.3 million as compared with income of approximately $3.1 million for the year ended December 31, 2012, a change of approximately $2.8 million. For the years ended December 31, 2012 and 2011, we recognized our share of our equity income in the SMC investment of $0.3 million and $0.8 million, respectively. The decrease in income during the year ended December 31, 2012 as compared to 2011 is due to the sale of three of the four SMC properties in May 2011. We recognized our allocable non-cash operating loss from the Cambridge Portfolio of approximately $1.1 million representing 85% of the operating loss of Cambridge for the first quarter of 2011, which included approximately $2.6 million attributable to our share of the depreciation and amortization expenses associated with these properties. During the second, third and fourth quarters of 2011, per the terms of the restructured Cambridge investment (as outlined in the Omnibus Agreement dated April 15, 2011), we recognized income of approximately $3.4 million representing a preferential distribution of cash flow from operations. We sold our interest in the Cambridge Portfolio in November 2011. Included in our results for 2011 is an impairment of approximately $0.1 million recognized on our SMC investment during our second quarter in 2011 due to lower occupancy.

Unrealized gain or loss on derivative instruments

We recognized approximately a $0.3 million unrealized loss resulting from an increase in the fair value of our obligation to issue operating partnership units (“OP Units”) related to our equity investment in the Cambridge Portfolio for the fiscal year ended December 31, 2011. Pursuant to the terms of the Omnibus Agreement, the valuation and accounting for the OP Units were modified on April 15, 2011. Our obligation with respect to the OP Units associated with the Cambridge Portfolio was eliminated upon the sale of our interest in the Cambridge Portfolio in the fourth quarter of 2011.

Realized gain on derivative instruments

We realized a $0.1 million and $1.1 million gain on derivative instruments for the years ended December 31, 2012 and 2011, respectively. During the quarter ended March 31, 2012, we became party to the short sale of a $15.5 million 10-Year U.S. Treasury Note in anticipation of entering into a ten-year fixed rate mortgage secured by our Greenfield Portfolio. The short-position was closed in April 2012 and a net realized gain of approximately $0.1 million was recognized for our second fiscal quarter in 2012. During the quarter ended December 31, 2011, we entered into a transaction in which we sold short the $15 million notional balance of the 2.125% U.S. Treasury Notes due August 15, 2021 in anticipation of entering into a ten-year fixed rate mortgage secured by our Greenfield Senior Living Portfolio, the interest on which would be determined by a fixed spread over the 10-year U.S. Treasury Note. Due to volatility in the U.S. Treasury market, we elected to close this short position and realized a gain of approximately $0.7 million. In addition, as a result of our sale of our interest in the Cambridge Portfolio in the fourth quarter of 2011 and the concurrent elimination of the remaining OP Units, we also realized a gain of approximately $0.4 million from the cancelation of our OP Units related to our investment in the Cambridge Portfolio.

Gain on sale of investments

We recognized a gain of approximately $15.3 million from the sale of our investment in the Cambridge Portfolio during the fourth quarter of 2011 for cash consideration of approximately $42 million, which included approximately $1.2 million of income allocable to our preferred distribution of cash flow from operations. Pursuant to the First Amendment to the Omnibus Agreement dated October 19, 2011, we granted to Cambridge the option to purchase all of our interest in the Cambridge Portfolio at any time up to December 9, 2011, for an amount equal to the sum of the Company’s $40 million preferred fixed dollar investment plus its accrued but unpaid preferred return of approximately $2.0 million. In connection with the sale, the remaining 200,000 OP Units and a warrant to purchase 300,000 shares of the Company’s common stock previously issued to Cambridge were canceled.

Interest Expense

We incurred interest expense of approximately $6.3 million for the year ended December 31, 2012, as compared with interest expense of approximately $5.8 million for the comparable period in 2011. Interest expense for both years ended December 31 includes the interest incurred on the mortgage debt secured by the Bickford Portfolio. The increase in interest expense of approximately $0.5 million during the year ended December 31, 2012 was primarily the result of interest and amortization of deferred financing costs on the mortgage debt secured by the Greenfield properties acquired in September 2011.

Liquidity and Capital Resources

Short-term Liquidity Needs

Liquidity is a measurement of our ability to meet short and long-term cash needs. Our principal current cash needs are: (i) to fund operating expenses, including potential expenditures for repairs and maintenance of our properties and debt service on our outstanding mortgage loan obligations; (ii) to distribute 90% of our REIT taxable income to our stockholders in order to maintain our REIT status, as long as we maintain our REIT status; and (iii) to fund other general ongoing business needs, including employee compensation expense, D&O insurance, administrative expenses, as well as property acquisitions and investments. Our primary sources of liquidity are our current working capital, rental income from our wholly-owned real estate properties, distributions from our interest in a partially-owned entity that holds real estate, interest and principal payments on our remaining loan investment and interest income earned from our available cash balances. Management currently believes that the Company has adequate liquidity to meet its short-term capital needs.

In the short term, we may seek to fund any future acquisitions, developments or redevelopments in healthcare-related or other real estate properties consistent with our investment objectives, should suitable opportunities arise, with a combination of cash on hand, working capital and equity and/or debt financing. Potential increases in real estate investments and decreases in cash may potentially result in increases in revenue, cash flow and earnings, offset by a reduction in liquidity. In evaluating acquisition opportunities, the Company takes into consideration its current and future cash needs as well as the availability of equity and/or debt financing.

Long-term Liquidity Needs

Our long-term liquidity requirements consist primarily of funds necessary for scheduled debt maturities, property acquisitions, developments and redevelopments of health-care facilities and other non-recurring capital expenditures that are needed periodically for our properties. We currently do not have a revolving credit facility or other credit line. As we grow our business, we may seek additional equity and/or debt financing. We may also pursue joint ventures with equity partners as a means of capitalizing property acquisitions. Our ability to incur additional debt will be dependent on a number of factors, including our degree of leverage, the value of our unencumbered assets and borrowing restrictions that may be imposed by potential and current lenders. Our ability to access additional equity and/or debt capital will be dependent on a number of factors as well, including general market conditions and market perceptions about our Company. Nevertheless, we believe that these sources of liquidity, in addition to existing working capital and cash provided by operations, will allow us to meet our anticipated future liquidity needs.

We routinely review our liquidity requirements and believe that our current cash flows are sufficient to allow us to continue operations, satisfy our contractual obligations and pay dividends to our stockholders. In the independent auditors’ report addressed to the members of Bickford Master I, LLC included in Exhibit 99.1 that is attached hereto, the auditors disclosed that there appears to be substantial doubt about the Master Lessee continuing to operate as a going concern. If in the future, the Master Lessee is unable to continue operating as a going concern, we do not believe that this event will materially affect our liquidity because the obligations of the Master Lessee under the master lease are guaranteed by Bickford and the management fees payable to the Manager of the facilities are subordinated to the payment of all rent due under the master lease. In addition, we received additional collateral pledged in support of the lease obligations in the form of ownership interests in Bickford affiliated companies. Sources of cash and cash equivalents, cash flows provided by (used in) operating activities, investing activities and financing activities are discussed below.

Cash and Cash Equivalents

Cash and cash equivalents were approximately $46.4 million at December 31, 2012 as compared with approximately $52.3 million at December 31, 2011, a decrease of approximately $5.9 million. The decrease in cash during the fiscal year ended 2012 resulted primarily from the dividend distributions in 2012 and cash expenditures for transaction costs, partially offset by results of ongoing operations. During 2012, cash of approximately $0.6 million was generated from operating activities, $0.4 million from investing activities, and $6.9 million used in financing activities.

Cash Uses

The Company continually evaluates new investment opportunities in healthcare or other real estate properties consistent with our investment objectives as well as expansions and/or modifications to existing investments. The availability of attractive investment opportunities that are suitable for our risk-adjusted return parameters, and the availability of third-party financing will impact our uses of cash in 2012. In addition, in 2012 we expect to use cash to fund operating expenses, including potential expenditures for repairs and maintenance of our properties and debt service on our outstanding mortgage loan obligations, as well as other general ongoing business needs, employee compensation expense, D&O insurance, professional fees, rent and other administrative expenses. We also expect to distribute cash to our stockholders in the form of dividends and/or return of capital.

Cash from Operating Activities

Net cash used in operating activities for the year ended December 31, 2012 was approximately $0.6 million as compared with approximately $7.8 million provided by operating activities for the comparable period in 2011, a change of approximately $7.2 million. The change was primarily attributable to an approximately $1.6 million increase in operating expenses associated with transaction activity and other professional fee expenses. The change was also attributable to a reduction of approximately $6.0 million of cash distributions from the Company’s investments in partially-owned entities resulting from our restructuring and sale of the Cambridge investment in 2011, which was offset by an increase in rental revenues of approximately $1.4 million. The net change in operating assets and liabilities resulted in a use of cash of approximately $1.7 million in the year ended December 31, 2012, which was primarily attributable to approximately $1.7 million in base service fees and incentive fees relating to our fourth quarter of 2011 and paid to our Advisor, during 2012, of which 20% was payable in stock.

Cash from Investing Activities

Net cash provided by investing activities for the year ended December 31, 2012 was approximately $0.4 million as compared with approximately $29.3 million provided by investing activities for 2011, a decrease of approximately $28.9 million. The decrease is primarily attributable to the 2011 return of equity investments in partially owned entities of approximately $46.9 million, which included cash consideration of approximately $40.8 million from the sale of our investment in the Cambridge Portfolio as well as cash proceeds of approximately $6.1 million from the sale of three of the four SMC properties in May 2011. Cash generated from the sale of real estate was approximately $20.8 million during 2011. These events did not occur in the comparable period in 2012. We also generated net cash from derivatives of approximately $0.1 million during the year ended December 31, 2012 as compared to approximately $0.7 million during the comparable period in 2011. The receipt of loan repayments was approximately $0.3 million in 2012 as compared to the receipt of loan repayments of approximately $2.8 million for the comparable period in 2011.

Cash from Financing Activities

Net cash used in financing activities for the year ended December 31, 2012 was approximately $6.9 million as compared with approximately $10.2 million provided by for the comparable period in 2011, a decrease of approximately $17.1 million. The change is primarily attributable to the scheduled principal repayments under our mortgage notes and payoff of the Bridge Loan for our Greenfield Portfolio of approximately $16.4 million for the year ended December 31, 2012 as compared to approximately $1.0 million for the comparable 2011 period. Cash from financing activities includes payment of deferred financing costs of approximately $0.5 million in 2012 as compared to approximately $0.3 million in 2011; dividend payments of approximately $5.6 million in 2012 as compared to approximately $4.1 million in 2011; and the repurchase of common stock of approximately $0.1 million in 2012. These amounts were partially offset by additional borrowings of mortgage notes during the year ended December 31, 2012 of approximately $15.7 million as compared to approximately $15.5 million in the comparable period in 2011 relating to the financing of the Greenfield Portfolio in September 2011 and subsequent refinancing in April 2012.

Debt

On June 26, 2008, in connection with the acquisition of the initial 12 properties from affiliates of Bickford Senior Living Group LLC (“Bickford”), we entered into a mortgage loan with Red Mortgage Capital, Inc. (“Red Capital”) in the principal amount of approximately $74.6 million. The mortgage loan has a fixed interest rate of 6.845% and requires a fixed monthly debt service payment of approximately $0.5 million for principal and interest, until maturity in July 2015, at which time the then-outstanding balance of approximately $69.6 million is due and payable. In addition, we are required to make monthly escrow payments for taxes and reserves for which we are reimbursed by the tenants of these properties. The mortgage loan is collateralized by the 12 properties.

On September 30, 2008, we acquired two additional properties from Bickford and entered into a second mortgage loan with Red Capital in the principal amount of approximately $7.6 million. The mortgage loan has a fixed interest rate of 7.17% and requires a fixed monthly debt service payment of approximately $52,000 for principal and interest until maturity in July 2015, when the then-outstanding balance of approximately $7.1 million is due and payable. In addition, we are required to make monthly escrow payments for taxes and reserves for which we are reimbursed by the tenants of these properties. The mortgage loan is collateralized by the two properties.

Both mortgage loans payable to Red Capital (the “Bickford Loans”) contain prepayment restrictions that impact our ability to refinance either of the mortgage loans prior to 2015. The Bickford Loans are secured by separate cross-collateralized, cross-defaulted first priority mortgages/deeds of trust on each of the 14 Bickford properties. The Bickford Loans are non-recourse to the Company except for certain non-recourse carveouts (customary for transactions of this type), as provided in the related guaranty agreements for the Bickford Loans. Each Bickford Loan contains typical representations and covenants for loans of this type. A breach of the representations or covenants could result in a default under each of the Bickford Loans, which would result in all amounts owing under each of the Bickford Loans to become immediately due and payable. As of December 31, 2012, approximately $0.4 million of premium remains to be amortized over the remaining term of the two mortgage loans.

On September 20, 2011, we entered into the Bridge Loan with KeyBank in the principal amount of approximately $15.5 million for the purpose of financing the purchase price for the Greenfield Portfolio. The Bridge Loan bore interest at a floating interest rate equal to Libor plus 4.00% with no Libor floor, and provided for monthly interest and principal payments commencing on October 1, 2011. On April 24, 2012 Care refinanced the Bridge Loan for the Greenfield Portfolio by entering into the Greenfield Loans with KeyCorp for an aggregate amount of approximately $15.7 million. The Greenfield Loans bear interest at a fixed rate of 4.76%, amortize over a 30-year period, provide for monthly interest and principal payments commencing on June 1, 2012 and mature on May 1, 2022. The Greenfield Loans are secured by separate cross-collateralized, cross-defaulted first priority deeds of trust on each of the Greenfield properties. The Greenfield Loans are non-recourse to the Company except for certain non-recourse carveouts (customary for transactions of this type), as provided in the related guaranty agreements for each Greenfield Loan. Each Greenfield Loan contains typical representations and covenants for loans of this type. A breach of the representations or covenants could result in a default under each of the Greenfield Loans, which would result in all amounts owing under each of the Greenfield Loans to become immediately due and payable. In June 2012, KeyCorp sold each of the Greenfield Loans to Federal Freddie Mac under Freddie Mac’s CME Program.

The Company leases its corporate office space with monthly rental payments approximating $20,000. The lease expires March 7, 2019.

Per the terms of the Services Agreement, the Company is obligated to: (i) pay TREIT a monthly base services fee of one-twelfth of 0.5% of the Company’s Equity (as defined in the Services Agreement), as adjusted to account for Equity Offerings (as defined in the Services Agreement), (ii) provide TREIT with office space and certain office related services (as provided in the Services Agreement and subject to a cost sharing agreement between the Company and TREIT); and (iii) pay a quarterly incentive fee, if earned, equal to the lesser of (a) 15% of the Company’s AFFO Plus Gain/(Loss) on Sale (as defined in the Services Agreement) and (b) the amount by which the Company’s AFFO Plus Gain /(Loss) on Sale exceeds an amount equal to Adjusted Equity multiplied by the Hurdle Rate (as defined in the Services Agreement) (see Note 8 to the consolidated financial statements). On November 9, 2011, we entered into an amendment to the Services Agreement that clarified the basis upon which the Company calculates the quarterly incentive fee. On June 30, 2012, TREIT and Tiptree Capital Management, LLC (“Tiptree Capital”) became indirect subsidiaries of Tiptree; however, the Services Agreement remains in full effect following the closing of such transaction.

Equity

As of December 31, 2012, we had 10,226,250 shares of common stock and no shares of preferred stock outstanding.

On March 30, 2012, the Company issued 49,573 immediately vested shares of common stock to TREIT in conjunction with its quarterly incentive fee due under the Services Agreement for the fourth quarter of 2011. These shares were issued under the Manager Equity Plan, which was adopted in June 2007 (the “Manager Equity Plan”).

During the year ended December 31, 2012, we issued in the aggregate 10,684 immediately vested shares of common stock with a combined aggregate fair value of approximately $75,000 to our independent directors as part of their annual retainer for 2012 and the fourth quarter of 2011. The shares paid to our directors were issued under the equity plan, which was adopted in June 2007 (the “Equity Plan”). Each independent director receives an annual base retainer of $50,000, payable quarterly in arrears, of which 70% is paid in cash and 30% in shares of Care common stock. Shares granted as part of the annual retainer vest immediately and are included in general and administrative expense. Additionally, under the Equity Plan, we issued 4,443 shares of immediately vested common stock with a combined aggregate fair value of approximately $33,000 to certain of our independent directors as partial compensation for participating on the special committee formed in September 2012 to evaluate the Contribution Transactions.

Tiptree owns a warrant (the “2008 Warrant”) to purchase 652,500 shares of our common stock at a price of $11.33 per share. The 2008 Warrant is immediately exercisable and expires on September 30, 2018.

In December 2012 and 2011, we granted 33,600 and 100,153 restricted stock units (“RSUs”) to certain officers and employees at a grant date fair value of approximately $0.3 million and $0.7 million, respectively.

In conjunction with the resignation of Steven M. Sherwyn as the Company’s Chief Financial Officer and Treasurer, effective June 23, 2012, 30,769 restricted stock units were forfeited that were previously granted to him during his employment. The restricted stock units are available for future issuance under the Equity Plan. In addition, pursuant to a stock repurchase agreement by and between the Company and Mr. Sherwyn, on June 25, 2012, the Company repurchased 10,000 shares of its common stock owned by Mr. Sherwyn at fair market value of $7.15 per common share. The repurchased shares are available for future issuance.

In 2011, the Company issued in the aggregate a total of 22,716 immediately vested shares of our common stock to TREIT in conjunction with quarterly incentive fees due under the Services Agreement. The shares were issued under the Manager Equity Plan.

In 2011, we issued in the aggregate 9,853 immediately vested shares of common stock with a combined aggregate fair value of approximately $56,000 were granted to our independent directors as part of their retainers for the first three quarters of 2011 and the fourth quarter of 2010. These shares were issued under the Equity Plan.

As of December 31, 2012, 156,606 common shares remain available for future issuance under the Equity Plan and 134,629 shares (which is net of 652,500 shares that are reserved for potential issuance upon conversion of the 2008 Warrant) remain available for future issuance under the Manager Equity Plan.

Under the terms of the Omnibus Agreement, on April 15, 2011, the Company issued to the Cambridge Parties a warrant (the “Cambridge Warrant”) to purchase 300,000 shares of the Company’s common stock at an exercise price of $6.00 per share. Pursuant to its original terms, the Cambridge Warrant was scheduled to expire upon the earlier of the termination of the Omnibus Agreement or June 30, 2017. On October 19, 2011, the Omnibus Agreement was amended (the “First Amendment”) to allow Cambridge to purchase our interest in the Cambridge Portfolio at an agreed upon price. As consideration for entering into the First Amendment, Cambridge agreed to forfeit all of its rights and interests in the Cambridge Warrant and the OP Units (as modified by the Omnibus Agreement) upon the earlier of the closing of its acquisition of our interest in the Cambridge Portfolio or December 9, 2011. On November 30, 2011, Cambridge consummated the acquisition of Care’s investment in the Cambridge Portfolio for approximately $42 million, which included approximately $1.2 million representing our preferred distribution of cash flow from operations, and the Cambridge Warrant and OP Units were eliminated.

Distributions

We are required to distribute 90% of our REIT taxable income (excluding the deduction for dividends paid and capital gains) on an annual basis in order to qualify as a REIT for federal income tax purposes. Accordingly, as long as we maintain our REIT status, we intend to make, but are not contractually bound to make, regular quarterly distributions to holders of our common stock and, when applicable, dividend equivalent payments to holders of RSUs. All such distributions are authorized at the discretion of our board of directors. We consider market factors and our performance in addition to REIT requirements in determining distribution levels.

As a result of the Contribution Transactions, we expect that the Combined Company will not qualify to be taxed as a REIT for Federal income tax purposes effective January 1, 2013 due to the nature of the assets and the businesses currently conducted by Tiptree. If the Combined Company is not taxed as a REIT, the Combined Company will not be subject to the 90% distribution requirement and the Board may then determine to distribute less of its taxable income than it would if the Combined Company were taxed as a REIT.

On March 21, 2013, the Company declared a cash dividend of $0.135 per share of common stock for the quarter ended on December 31, 2012, which will be paid to stockholders of record at the close of business on April 4, 2013. For tax purposes, this will be treated as a 2013 distribution.

Our board of directors declared for 2012 a first quarter dividend of $0.135 per share of common stock for the quarter ended on March 31, 2012, which was paid to stockholders of record as of May 24, 2012, a second quarter dividend of $0.135 per share of common stock for the quarter ended on June 30, 2012, which was paid to stockholders of record as of August 23, 2012, a third quarter dividend of $0.135 per share of common stock for the quarter ended on September 30, 2012, which was paid to stockholders of record as of November 21, 2012, as well as a fourth quarter dividend of $0.135 per share of common stock for the quarter ended on December 31, 2012, which will be paid to stockholders of record as of April 4, 2013.

Our ability to make future distributions depends upon a number of factors, including our future earnings. We may be unable to maintain our current rate of distributions and future distributions may be suspended or paid at a lesser rate than the distributions we now pay.

Subsequent Events

Share Issuances, Repurchases and Withholdings

On January 3, 2013, we issued 15,712 immediately vested shares of common stock (net of all applicable tax withholding) with a combined aggregate fair value of approximately $117,840 to our employees as part of the annual vesting of one-third of the 2011 RSU grants.

In conjunction with the resignation of Joseph B. Sacks as the Company’s Principal Accounting Officer and Controller, effective January 31, 2013, 4,358 restricted stock units were forfeited that were previously granted to him during his employment. The restricted stock units are available for future issuance under the Equity Plan. In addition, pursuant to a stock repurchase agreement by and between the Company and Mr. Sacks, on January 30, 2013, the Company repurchased 302 shares of its common stock owned by Mr. Sacks at fair market value of $7.50 per common share. The repurchased shares are available for future issuance.

Acquisitions

Calamar Senior Apartments Portfolio

Effective as of February 1, 2013, we acquired a 75% interest in a newly formed Limited Liability Company (“Care Cal JV LLC”) whose subsidiaries own two senior housing apartment buildings located in New York containing an aggregate 202 units. Affiliates of Calamar Enterprises, Inc. (“Calamar”), a full service real estate organization with construction, development, management, and finance and investment divisions, developed the properties and own a 25% interest in Care Cal JV LLC. Simultaneously with the acquisition, we entered into a management agreement with a term of ten years with affiliates of Calamar for the management of the properties. A joint venture agreement provides that the properties may be marketed for sale after a seven year lockout subject to additional provisions. The properties were developed by Calamar within the last 5 years and are approximately 95% occupied as of December 31, 2012.

Care receives a preference on interim cash flows and sales proceeds and Calamar’s management fee is subordinate to such payments. The aggregate valuation of the properties was $23.3 million. In connection with the transaction, Care received a right of first offer to acquire four additional senior communities owned by Calamar.

The properties are encumbered by two separate loans from Liberty Bank with an aggregate debt balance of approximately $18.3 million (the “Calamar Loans”). One loan had a principal balance of approximately $7.7 million at the time of acquisition and amortizes over 30 years, with a fixed interest rate of 4.5% through maturity in February 2020. The second loan had a principal balance of approximately $10.6 million at the time of acquisition and also amortizes over 30 years, with a fixed interest rate of 4.0% through maturity in August 2019.

The Calamar Loans are secured by separate first priority deeds of trust on each of the properties. The Calamar Loans are non-recourse to the Company except for certain non-recourse carveouts (customary for transactions of this type), as provided in the related guaranty agreements for each Calamar Loan. Each Calamar Loan contains typical representations and covenants for loans of this type. A breach of the representations or covenants could result in a default under each of the Calamar Loans, which would result in all amounts owing under the applicable Calamar Loan to become immediately due and payable.

The Company, at the time of the issuance of these financial statements, is unable to make the disclosures required in ASC 805-10-50-2 as the initial accounting for the business combination between the Company and Calamar is incomplete. The required disclosures will be made in the Company’s subsequent quarterly filing on Form 10-Q following the completion of the acquisition.

Loan Investment

On March 1, 2013, we purchased the remaining approximately two-thirds interest (with a principal outstanding balance of approximately $21.8 million on the date of acquisition) in the syndicated loan in which we held an approximately one-third interest for approximately $17.3 million. See Note 4 to the consolidated financial statements for further description of the loan investment.

Dividend Declaration

On March 21, 2013, the Company declared a cash dividend of $0.135 per share of common stock with respect to the fourth quarter of 2012 that will be paid on April 18, 2013 to stockholders of record as of April 4, 2013.

Current Market Conditions

The U.S. economy is still recovering from the recent economic downturn, which resulted in increased unemployment, weakening of tenant financial condition, large-scale business failures and tight credit markets.

Our results of operations may be sensitive to changes in overall economic conditions that impact tenant leasing practices. Adverse economic conditions affecting tenant income, such as employment levels, business conditions, interest rates, tax rates, fuel and energy costs and other matters, could reduce overall tenant leasing or cause tenants to shift their leasing practices. In addition, periods of economic slowdown or recession, rising interest rates or declining demand for real estate, could result in a general decline in rents or an increased incidence of defaults under existing leases. Recently, high levels of unemployment have persisted, and rental rates and valuations have not fully recovered to pre-recession levels and may not for a number of years. Furthermore, the uncertainty surrounding the rapidly increasing national debt of the U.S. and fiscal concerns in Europe have led to continued market volatility. These unstable conditions could continue for a prolonged period of time. It is difficult to determine the breadth and duration of the financial market problems and the many ways in which they may affect our tenants and our business in general. A significant additional deterioration in the U.S. economy or the bankruptcy or insolvency of one or more of our tenants could cause our current plans to meet any projected cash obligations to be insufficient.

Contractual Obligations

The table below summarizes our contractual obligations as of December 31, 2012 (amounts in millions):

	Payments due by Period as of December 31, 2012
Contractual Obligations	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Mortgage notes payable and related interest	$115.3	$7.5	$88.8	$2.0	$17.0
Base service fee obligations (1)	0.5	0.5	—	—	—
Operating lease obligations (2)	1.5	0.2	0.5	0.5	0.3

Total	$117.3	$8.2	$89.3	$2.5	$17.3

(1)	TREIT management fee, subject to increase based on changes in stockholders’ equity. The termination fee payable to TREIT in the event of non-renewal of the Services Agreement by the Company is not fixed and determinable and is therefore not included in the table.
(2)	Minimum rental obligations for Company office lease.

On November 4, 2010, the Company entered into a Services Agreement (the “Services Agreement”) with TREIT pursuant to which TREIT will provide certain advisory services related to the Company’s business. For such services, the Company pays TREIT a monthly base services fee in arrears of one-twelfth of 0.5% of the Company’s Equity (as defined in the Services Agreement). The initial term of the Services Agreement will expire on December 31, 2013 and will renew automatically each year thereafter for an additional one-year period unless the Company or TREIT elects not to renew.

The Company entered into a lease for its new corporate headquarters at 780 Third Avenue, New York, NY which expires in March 2019. The annual rent obligation from this commitment is approximately $0.2 million.

For a discussion of Care’s debt, see “Liquidity and Capital Resources — Debt.”

Acquisitions and Dispositions

Management continually monitors potential investment and expansion opportunities. Our focus is on potential acquisitions in the senior housing industry that provide attractive risk adjusted returns. Our overall strategy is to identify strong and experienced regional operators of assisted living, independent living and memory care facilities who are looking to expand and diversify their operations by entering into strategic relationships with capital partners. We believe that by entering into such relationships, we will not only generate attractive current returns for our stockholders, but create a forward pipeline of additional opportunities as well. While cap rates for larger portfolios have compressed during the past few years, thereby increasing the cost of acquisitions, we continue to see opportunities to acquire portfolios of three to ten properties at attractive yields.

The Company regularly evaluates potential real estate acquisitions and dispositions. While current and projected returns for a subject property significantly influence the decision making process, other items, such as the impact on the geographic diversity of the Company’s portfolio, the type of property, the Company’s experience with and the overall reputation of the property operator and the availability of mortgage financing are also taken into consideration. Applicable capitalization rates for such acquisitions vary depending on a number of factors including, but not limited to, the type of facility, its location, competition and barriers to entry in the particular marketplace, age and physical condition of the facility, status and experience of the property operator and the existence or availability of mortgage financing. The property net operating income for prospective acquisitions is generally based upon the earnings before interest, taxes, depreciation or amortization, or EBITDA, for such property adjusted for market vacancy and property management fees as well as applicable maintenance, operating and tax reserves.

On September 21, 2011, Care acquired three assisted living and memory care facilities from affiliates of Greenfield. The Greenfield Portfolio was acquired for an aggregate purchase price of $20.8 million of which approximately $15.5 million was funded with the proceeds of the Bridge Loan (see Note 3 to the consolidated financial statements), and the balance with cash on hand. The base rent for the initial year of the lease is approximately $1.7 million.

In May 2011, Care consented to the sale of three of the four properties underlying its SMC investment, which generated cash proceeds of approximately $6.1 million (see Note 5 to the consolidated financial statements).

In November 2011, Care consummated the sale of its preferred investment in the Cambridge Portfolio for cash proceeds of approximately $42 million, inclusive of approximately $1.2 million representing our preferred distribution of cash flow from operations (see Note 5 to the consolidated financial statements).

On September 12, 2012, we entered into a Purchase Agreement with Juniper to acquire, through twelve wholly-owned single purpose limited liability company subsidiaries 100% of the real estate and operating assets of seven assisted living and memory care facilities located in New Jersey, Colorado and Pennsylvania from Juniper for an aggregate purchase price of $106.5 million (subject to adjustment). In conjunction with the Purchase Agreement, we paid $0.5 million as earnest money towards the purchase price into an escrow account and incurred approximately $0.3 million as deferred loan costs, which amounts have been expensed during our fourth fiscal quarter.

On October 12, 2012, the Company exercised its right under the Purchase Agreement to terminate the Purchase Agreement and seek a return of its purchase price earnest money, which the Company received in full. Following the termination of the Purchase Agreement, there are no further obligations under the contract and no outstanding claims exist.

As of December 31, 2012, the Company did not have any purchase and sale obligations with regard to any real estate transactions. The Company regularly evaluates potential real estate acquisitions and dispositions. While current and projected returns for a subject property significantly influence the decision making process, other items, such as the impact on the geographical diversity of the Company’s portfolio, the type of property, the Company’s experience with and the overall reputation of the property operator and the availability of mortgage financing are also taken into consideration. Applicable capitalization rates for such acquisitions vary depending on a number of factors including, but not limited to, the type of facility, its location, competition and barriers to entry in the particular marketplace, age and physical condition of the facility, status and experience of the property operator and the existence or availability of mortgage financing. The property net operating income for prospective acquisitions is generally based upon the EBITDA for such property adjusted for market vacancy and property management fees as well as applicable maintenance, operating and tax reserves.

Impact of Inflation

Inflation may affect us in the future by changing the underlying value of our real estate or by impacting our cost of financing our operations. Our revenues are generated primarily from long-term investments. Inflation has remained relatively low during recent periods. There can be no assurance that future Medicare, Medicaid or private pay rate increases will be sufficient to offset future inflation increases. Certain of our leases require increases in rental income based upon annual rent escalation clauses.

Off-Balance Sheet Arrangements

As discussed above in “Business — Unconsolidated Joint Ventures” and in Note 5 to the consolidated financial statements, prior to the sale of our interest in the Cambridge Portfolio we owned interests in two unconsolidated joint ventures. As of December 31, 2012, none of our off-balance sheet arrangements had or are reasonably likely to have a material effect on our financial condition, revenues or expenses, results of operations, liquidity, capital resources or capital expenditures. We maintain an interest in one unconsolidated joint venture. Our risk of loss associated with this investment is limited to our investment in this joint venture.

Recently Issued Accounting Pronouncements

In May 2011, the FASB issued ASU 2011-04 Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). The amendments in ASU 2011-04 change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments are intended to create comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The adoption of this standard did not have a material effect on the consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”), which requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income, or in two separate but consecutive statements. ASU 2011-05 eliminates the option to present components of other comprehensive income as part of the statement of equity. This ASU does not change the items that must be reported in other comprehensive income. ASU 2011-05 is effective for interim and annual periods beginning after December 15, 2011. As we have no other comprehensive income, the adoption of this standard did not have any effect on the consolidated financial statements.

Related Party Transactions

We have relationships with certain of our affiliates and other related parties, including the following:

•

On November 4, 2010, the Company entered into a Services Agreement with TREIT pursuant to which TREIT provides certain advisory services related to the Company’s business. On November 9, 2011, we entered into an amendment to the Services Agreement that clarified the basis upon which the Company calculates the quarterly incentive fee.

•	Tiptree owns the 2008 Warrant to purchase 652,500 shares of our common stock at a price of $11.33 per share. The 2008 Warrant is immediately exercisable and expires in September 30, 2018.

•

On December 31, 2012, the Company announced it had entered into the Contribution Agreement with Tiptree, its majority stockholder, pursuant to which both parties would contribute substantially all of their respective assets and liabilities to a newly-formed limited liability company in order to form a financial services operating company that will hold and manage both companies’ assets and operate each company’s businesses. See “Part I — Item I. Business — Current Event-Proposed Contribution Transactions” for further description of the proposed Contribution.

Non-GAAP Financial Measures

Funds from Operations

Funds From Operations, or FFO, which is a non-GAAP financial measure, is a widely recognized measure of REIT performance. We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently.

The revised White Paper on FFO, approved by the Board of Governors of NAREIT in April 2002, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis.

Adjusted Funds from Operations

Adjusted Funds From Operations, or AFFO, is a non-GAAP financial measure. We calculate AFFO as net income (loss) (computed in accordance with GAAP), excluding gains (losses) from debt restructuring and gains (losses) from sales of property, the effects of straight lining lease revenue, plus the expenses associated with depreciation and amortization on real estate assets, certain transaction expenses associated with real estate acquisitions, non-cash equity compensation expenses, and excess cash distributions from the Company’s equity method investments and one-time events pursuant to changes in GAAP and other non-cash charges. Proportionate adjustments for unconsolidated partnerships and joint ventures will also be taken when calculating the Company’s AFFO.

We believe that FFO and AFFO provide additional measures of our core operating performance by eliminating the impact of certain non-cash and capitalized expenses and facilitating a comparison of our financial results to those of other comparable REITs with fewer or no non-cash charges and comparison of our own operating results from period to period. The Company uses FFO and AFFO in this way and also uses AFFO as one performance metric in the Company’s executive compensation program as well as a variation of AFFO in calculating the Incentive Fee payable to its Advisor (as adjusted pursuant to the Services Agreement). Additionally, the Company believes that its investors also use FFO and AFFO to evaluate and compare the performance of the Company and its peers, and as such, the Company believes that the disclosure of FFO and AFFO is useful to (and expected by) its investors.

However, the Company cautions that neither FFO nor AFFO represent cash generated from operating activities in accordance with GAAP and they should not be considered as an alternative to net income (determined in accordance with GAAP), or an indication of our cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating FFO and/or AFFO may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and accordingly, our reported FFO and/or AFFO may not be comparable to the FFO and AFFO reported by other REITs.

The following is a reconciliation of FFO and AFFO to net income (loss), which is the most directly comparable GAAP performance measure, for the years ended December 31, 2012 and 2011, respectively (in thousands except share and per share data):

	For the year ended December 31
	2012	2011
Net income (loss)	$(510)	$16,534
Depreciation and amortization on owned properties	3,893	3,558
Depreciation and amortization from partially-owned entities	—	2,601
Realized (gain) or loss on obligation to issue OP Units (1)	—	(423)
Realized (gain) or loss from sale of properties (1)	—	(15,327)
Incentive fee related to (gain) or loss from sale of properties	—	1,330

FFO	$3,383	$8,273
Stock-based compensation	259	71
Amortization of above-market leases	207	207
Amortization of deferred financing costs	160	—
Transaction costs	303	228
Other non-cash	79	—
Stock issued to related parties	—	143
Straight-line effect of lease revenue	(1,434)	(1,919)
Excess cash distributions from the Company’s equity method investments	—	1
Change in the obligation to issue OP Units	—	255

AFFO	$2,957	$7,259

FFO per common share, basic	$0.33	$0.81

FFO per common share, diluted	$0.33	$0.80

AFFO per common share, basic	$0.29	$0.71

AFFO per common share, diluted	$0.29	$0.70

Weighted average number of shares outstanding, basic:
FFO	10,209,497	10,154,372

AFFO	10,209,497	10,154,372

Weighted average number of shares outstanding, diluted: (2)(3)(4)
FFO	10,246,452	10,309,765

AFFO	10,246,452	10,309,765

(1)	Gain from sale of properties relates to sale of our equity investment in the Cambridge Portfolio and the incentive fee related to the gain from sale of properties is the incremental incentive fee payable to our Advisor, which is associated with the gain on sale of such investment.
(2)	The diluted FFO and AFFO per share calculations exclude the dilutive effect of the 2008 Warrant convertible into 652,500 (adjusted for our three-for-two stock split September 2010) common shares for the years ended December 31, 2012 and 2011 because the exercise price was more than the average market price. The diluted FFO and AFFO per share calculations for 2011 take into consideration the dilutive effect of the Cambridge Warrant issued pursuant to the Omnibus Agreement convertible into 300,000 common shares for the eleven month period ended November 30, 2011 (cancelation date), adjusted for shares repurchased under the treasury stock method, because the average market price was more than the exercise price.

(3)	Includes original operating partnership units issued to Cambridge for the period January 1, 2011 through April 15, 2011 that were held in escrow (prior to being reduced and restructured in conjunction with the Omnibus Agreement).
(4)	The diluted FFO and AFFO per common share calculations for the year ended December 31, 2012 include the dilutive effect of 69,384 unvested restricted stock units which were granted to certain officers and employees on December 30, 2011, adjusted for shares repurchased under the treasury stock method.

ITEM 7A.    Quantitative and Qualitative Disclosures About Market Risk

Not applicable.

ITEM 8.	Financial Statements and Supplementary Data

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

Care Investment Trust Inc.:

We have audited the accompanying consolidated balance sheets of Care Investment Trust Inc. and subsidiaries (the “Company”) as of December 31, 2012 and 2011, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Care Investment Trust Inc. and subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York

March 22, 2013

Care Investment Trust Inc. and Subsidiaries

Consolidated Balance Sheets

(dollars in thousands — except share and per share data)

	December 31, 2012	December 31, 2011
Assets:
Real estate:
Land	$10,620	$10,620
Buildings and improvements	116,222	116,222
Less: accumulated depreciation	(8,015)	(4,540)

Total real estate, net	118,827	122,302
Cash and cash equivalents	46,428	52,306
Investments in loans	5,553	5,776
Investments in partially-owned entities	2,491	2,491
Identified intangible assets — leases in place, net	6,316	6,939
Other assets	6,182	4,402

Total Assets	$185,797	$194,216

Liabilities and Stockholders’ Equity
Liabilities:
Mortgage notes payable	$95,232	$96,079
Accounts payable and accrued expenses	1,833	2,170
Accrued expenses payable to related party	86	1,794
Other liabilities	609	593

Total Liabilities	97,760	100,636

Commitments and Contingencies
Stockholders’ Equity:
Preferred stock: $0.001 par value, 100,000,000 shares authorized, none issued or outstanding	—	—
Common stock: $0.001 par value, 250,000,000 shares authorized, 10,226,250 and 10,171,550 shares issued and outstanding, respectively	11	11
Additional paid-in-capital	84,147	83,615
Retained earnings	3,879	9,954

Total Stockholders’ Equity	88,037	93,580

Total Liabilities and Stockholders’ Equity	$185,797	$194,216

See Notes to Consolidated Financial Statements

Care Investment Trust Inc. and Subsidiaries

Consolidated Statements of Operations

(dollars in thousands — except share and per share data)

	Year Ended December 31,
	2012	2011
Revenue
Rental income	$13,769	$12,376
Reimbursable income	1,466	1,335
Income from investments in loans	727	765

Total Revenue	15,962	14,476

Expenses
Base service fees to related party	481	409
Incentive fee to related party	—	2,441
Marketing, general and administrative (including stock-based compensation expense of $259 and $72, respectively)	4,756	3,609
Reimbursed property expenses	1,440	1,306
Depreciation and amortization	3,970	3,611

Operating Expenses	10,647	11,376

Other (Income) Expense
Income from investments in partially-owned entities, net	(324)	(3,088)
Unrealized loss on derivative instruments	—	255
Realized gain on derivative instruments, net	(86)	(1,079)
Impairment of investments	—	77
Interest income	(75)	(27)
Gain on sale of partially-owned entities	—	(15,327)
Interest expense including amortization of deferred financing costs	6,310	5,755

Net income (loss)	$(510)	$16,534

Net income (loss) allocated to common stockholders per share of common stock
Net income (loss), basic	$(0.05)	$1.63

Net income (loss), diluted	$(0.05)	$1.60

Weighted average common shares outstanding, basic	10,209,497	10,154,372

Weighted average common shares outstanding, diluted	10,209,497	10,309,765

See Notes to Consolidated Financial Statements

Care Investment Trust Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity

(dollars in thousands — except share data)

	Common stock		Additional	Retained
	Shares	$	paid-in capital	earnings	Total
Balance, January 1, 2011	10,064,982	$11	$83,416	$(2,464)	$80,963
Stock-based compensation to directors for services	9,853	*	56	—	56
Stock-based compensation to employees	73,999	*	*	—	—
Issuance of common stock for related party incentive fee	22,716	*	143	—	143
Warrant issued	—	—	222	—	222
Warrant canceled	—	—	(222)	—	(222)
Dividends	—	—	—	(4,116)	(4,116)
Net income	—	—	—	16,534	16,534

Balance December 31, 2011	10,171,550	$11	$83,615	$9,954	$93,580

Stock-based compensation to directors for services	15,127	*	108	—	108
Stock-based compensation to employees	—	—	151	—	151
Issuance of common stock for related party incentive fee	49,573	*	345	—	345
Dividends	—	—	—	(5,565)	(5,565)
Repurchased shares	(10,000)	*	(72)	—	(72)
Net loss	—	—	—	(510)	(510)

Balance December 31, 2012	10,226,250	$11	$84,147	$3,879	$88,037

*	Less than $500

See Notes to Consolidated Financial Statements

Care Investment Trust Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(dollars in thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011
Cash Flow From Operating Activities
Net income (loss)	$(510)	$16,534
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Increase in deferred rent receivable	(1,434)	(1,919)
Income from investments in partially-owned entities	(324)	(3,088)
Distribution of income from partially-owned entities	324	6,279
Impairment of investments	—	77
Gain on sale of partially-owned entities	—	(15,327)
Amortization of above-market leases	207	207
Amortization of deferred financing cost	160	75
Amortization of mortgage note premium	(149)	(149)
Non-cash interest from investments in loans	(76)	(10)
Stock-based compensation	259	56
Non-cash incentive fee	—	488
Depreciation and amortization on real estate and fixed assets, including intangible assets	3,970	3,611
Gain on derivative instruments	(86)	(1,079)
Unrealized loss on derivative instruments	—	255
Changes in operating assets and liabilities:
Other assets	(88)	(202)
Accounts payable and accrued expenses	(279)	600
Other liabilities including payable to related party	(1,348)	1,422

Net cash provided by operating activities	626	7,830

Cash Flow From Investing Activities
Fixed asset purchases	(29)	(260)
Proceeds from loan repayments	299	2,786
Return of investment in partially owned entities	—	46,897
Investment in real estate	—	(20,800)
Acquisition of derivative	—	(617)
Proceeds from derivative transactions	86	1,273

Net cash provided by investing activities	356	29,279

Cash Flow From Financing Activities
Principal payments under mortgage notes payable	(16,378)	(953)
Borrowings under mortgage notes payable	15,680	15,498
Financing costs	(525)	(264)
Repurchases of common stock	(72)	—
Dividends paid	(5,565)	(4,116)

Net cash provided by (used in) financing activities	(6,860)	10,165

Net increase (decrease) in cash and cash equivalents	(5,878)	47,274
Cash and cash equivalents, beginning of period	52,306	5,032

Cash and cash equivalents, end of period	$46,428	$52,306

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$6,298	$5,275

Cash paid for taxes	$48	$—

Non-cash financing and investing activities:
Modification and cancellation of Operating Partnership Units	$—	$(2,293)

Stock-based payments	$454	$0

Accrued expenses for financing costs	$5	$0

Warrant issued	$—	$222

Warrant canceled	$—	$(222)

Write-off Fully depreciated assets	$(9)	$—

See Notes to Consolidated Financial Statements

Care Investment Trust Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Note 1 — Organization

(A) Organization

Care Investment Trust Inc. (together with its subsidiaries, the “Company” or “Care” unless otherwise indicated or except where the context otherwise requires, “we”, “us” or “our”) is an equity real estate investment trust (“REIT”) that invests in healthcare facilities including assisted-living, independent living, memory care, skilled nursing and other healthcare and seniors-related real estate assets in the United States of America (the “U.S.”). The Company was incorporated in Maryland in March 2007 and completed its initial public offering on June 22, 2007. We elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) commencing with our taxable year ended December 31, 2007. To maintain our tax status as a REIT, we are required to distribute at least 90% of our REIT taxable income to our stockholders.

On August 13, 2010, Tiptree Financial Partners, L.P. (“Tiptree”) acquired control of the Company (the “Tiptree Transaction”). As part of the Tiptree Transaction, we entered into a hybrid management structure whereby senior management was internalized and we entered into a services agreement with TREIT Management, LLC (“TREIT”) for certain advisory and support services (the “Services Agreement”). TREIT was previously a subsidiary of Tiptree Capital Management, LLC (“Tiptree Capital”), the manager of Tiptree. On June 30, 2012, TREIT and Tiptree Capital became indirect subsidiaries of Tiptree. The Services Agreement remains in full effect.

As of December 31, 2012, Care’s portfolio of assets consists of wholly-owned real estate of senior housing facilities, including assisted living, independent living and memory care facilities, as well as a joint-venture that owns an assisted / independent living facility and a loan investment secured by skilled nursing facilities, as well as collateral relating to assisted living facilities and a multifamily property. Our wholly-owned senior housing facilities are leased under “triple-net” leases, which require the tenants to pay all property-related expenses.

(B) Current Event — Proposed Transaction

On December 31, 2012, the Company entered into an agreement (the “Contribution Agreement”) with Tiptree, its majority stockholder, pursuant to which both parties would contribute substantially all of their respective assets and liabilities to a newly-formed limited liability company (the “Operating Subsidiary”) in order to form a financial services operating company that will hold and manage both companies’ assets and operate each company’s businesses (the “Contribution Transactions”). Pursuant to the Contribution Agreement, Care will contribute substantially all of its assets to the Operating Subsidiary in exchange for 10,289,192 common units in the Operating Subsidiary (representing an approximately 25% interest in Operating Subsidiary), and Tiptree will contribute substantially all of its assets to Operating Subsidiary in exchange for 31,007,471 common units in the Operating Subsidiary (representing an approximately 75% interest in Operating Subsidiary) and 31,007,471 shares of the Company’s newly classified Class B Common Stock. In connection with the Contribution Transactions, the Operating Subsidiary will assume all of the liabilities and obligations relating to the transferred assets. The proposed Contribution Transactions, which are subject to various closing conditions, including approval by our stockholders, are currently anticipated to be completed during the first half of 2013.

As a result of the Contribution Transactions, we expect that the Combined Company will not qualify to be taxed as a REIT for Federal income tax purposes effective January 1, 2013 due to the nature of the assets and the businesses currently conducted by Tiptree. If the Combined Company is not taxed as a REIT, the Combined Company will not be subject to the 90% distribution requirement and the Board may then determine to distribute less of its taxable income than it would if the Combined Company were taxed as a REIT.

Note 2 — Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The consolidated financial statements include our accounts and those of our subsidiaries, which are wholly-owned or controlled by us. All intercompany balances and transactions have been eliminated.

In our opinion, all estimates and adjustments necessary to present fairly the financial position, results of operations and cash flows have been made.

Segment Reporting

Accounting Standards Codification (“ASC”) 280 Segment Reporting (“ASC 280”) establishes standards for the way that public entities report information about operating segments in the financial statements. Our focus is on originating and acquiring healthcare-related real estate and commercial mortgage debt and currently operate in only one reportable segment.

Cash and Cash Equivalents

We consider all highly liquid investments with original maturities of three months or less to be cash equivalents. Included in cash and cash equivalents at December 31, 2012 and 2011 is approximately $46.4 million and $52.3 million, respectively, deposited with one major financial institution.

Real Estate and Identified Intangible Assets

Real estate and identified intangible assets are carried at cost, net of accumulated depreciation and amortization. Betterments, major renewals and certain costs directly related to the improvement and leasing of real estate are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation is provided on a straight-line basis over the assets’ estimated useful lives, which range from 9 to 40 years. Amortization is provided on a straight-line basis over the life of the in-place leases.

Upon the acquisition of real estate, we assess the fair value of acquired assets (including land, buildings and improvements, personal property and identified intangible assets such as above and below market leases, acquired in-place leases and customer relationships) and acquired liabilities in accordance with ASC 805 Business Combinations (“ASC 805”), and ASC 350 Intangibles — Goodwill and Other (“ASC 350”), and we allocate purchase price based on these assessments. We assess fair value based on estimated cash flow projections that utilize appropriate discount and capitalization rates and available market information. Estimates of future cash flows are based on a number of factors including the historical operating results, leases in place, known trends, and market/economic conditions that may affect the property. Other intangible assets acquired include amounts for in-place lease values that are based on the Company’s evaluation of the specific characteristics of each property and the respective tenant’s lease. Factors considered include estimates of carrying costs during hypothetical expected lease-up periods and market conditions. In estimating carrying costs, the Company includes estimates of lost rents at estimated market rates during the hypothetical expected lease-up periods, which are dependent on local market conditions and expected trends.

We review the carrying value of our real estate assets and intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with ASC 360, Impairment or Disposal of Long-Lived Assets (“ASC 360”). If such reviews indicate that the asset is impaired, the asset’s carrying amount is written down to its fair value. An impairment loss is measured based on the excess of the carrying amount over the fair value. We determine fair value by using a discounted cash flow model and appropriate discount and capitalization rates. Estimates of future cash flows are based on a number of factors including the historical operating results, leases in place, known trends, and market/economic conditions that may affect the property. The evaluation of anticipated cash flows is subjective and is based, in part, on assumptions regarding future occupancy, rental rates and capital requirements that could differ materially from actual results. If our anticipated holding periods change or estimated cash flows decline based on market conditions or otherwise, an impairment loss may be recognized. Long-lived assets to be disposed of are recorded at the lower of carrying value or fair value less estimated costs to sell. There were no impairments of our wholly-owned real estate investments and intangibles for the years ended December 31, 2012 and 2011.

Investments in Loans

We account for our investment in loans in accordance with ASC 948 Financial Services — Mortgage Banking (“ASC 948”). Under ASC 948, loans expected to be held for the foreseeable future or to maturity should be held at amortized cost, and all other loans should be held at lower of cost or market (“LOCOM”), measured on an individual basis. In accordance with ASC 820 Fair Value Measurements and Disclosures (“ASC 820”), the Company includes nonperformance risk in calculating fair value adjustments. As specified in ASC 820, the framework for measuring fair value is based on observable inputs of market data.

We periodically review our loans held for investment for impairment. Impairment losses are taken for impaired loans based on the fair value of collateral and a recoverability analysis on an individual loan basis. The fair value of the collateral may be determined by an evaluation of operating cash flow from the property during the projected holding period, and/or estimated sales value computed by applying an expected capitalization rate to the current net operating income of the specific property, less selling costs. Whichever method is used, other factors considered relate to geographic trends and project diversification, the size of the portfolio and current economic conditions. When it is probable that we will be unable to collect all amounts contractually due, the loan would be considered impaired.

Interest income is generally recognized using the effective interest method or on a basis approximating a level rate of return over the term of the loan. Nonaccrual loans are those on which the accrual of interest has been suspended. Loans are placed on nonaccrual status and considered nonperforming when full payment of principal and interest is in doubt, or when principal or interest is 90 days or more past due or if cash collateral, if any, is insufficient to cover principal and interest. Interest accrued but not collected at the date a loan is placed on nonaccrual status is reversed against interest income. In addition, the amortization of net deferred loan fees is suspended. Interest income on nonaccrual loans may be recognized only to the extent it is received in cash. However, where there is doubt regarding the ultimate collectability of loan principal, cash receipts on such nonaccrual loans are applied to reduce the carrying value of such loans. Nonaccrual loans may be returned to accrual status when repayment is reasonably assured and there has been demonstrated performance under the terms of the loan or, if applicable, the restructured terms of such loan. The Company did not have any loans on non-accrual status as of December 31, 2012 or 2011.

As discussed in Note 4, as of December 31, 2012 and 2011, we own a loan investment which is part of a syndicated loan in which we have an approximately one-third interest. Our intent is to hold the remaining loan to maturity and as such it is carried on the December 31, 2012 and 2011 balance sheets at its amortized cost basis, net of principal payments received.

Investment in Partially-Owned Entities

We invest in common equity and preferred equity interests that allow us to participate in a percentage of the underlying property’s cash flows from operations and proceeds from a sale or refinancing. At the inception of the investment, we must determine whether such investment should be accounted for as a loan, joint venture or as real estate. Investments in partially-owned entities where we exercise significant influence over operating and financial policies of the subsidiary, but do not control the subsidiary, are reported under the equity method of accounting. Under the equity method of accounting, the Company’s share of the investee’s earnings or loss is included in the Company’s operating results. As of December 31, 2012 and 2011, we held one (1) such equity investment and account for such investment under the equity method.

We assess whether there are indicators that the value of our partially owned entities may be impaired. An investment’s value is impaired if we determine that a decline in the value of the investment below its carrying value is other than temporary. To the extent impairment has occurred, the loss shall be measured as the excess of the carrying amount of the investment over the estimated value of the investment. For the year ended December 31, 2012, we did not recognize any impairment on investments in partially owned entities. We recognized impairment on our investments in partially-owned entities of approximately $0.1 million for the year ended December 31, 2011 related to our Senior Management Concepts, LLC (“SMC”) investment due to lower occupancy.

ASC Topic 810 Consolidation (“ASC 810”), requires a company to identify investments in other entities for which control is achieved through means other than voting rights (“variable interest entities” or “VIEs”) and to determine which business enterprise is the primary beneficiary of the VIE. A variable interest entity is broadly defined as an entity where either the equity investors as a group, if any, do not have a controlling financial interest or the equity investment at risk is insufficient to finance that entity’s activities without additional subordinated financial support. The Company consolidates investments in VIEs when it is determined that the Company is the primary beneficiary of the VIE at either the date the Company became involved with the variable interest entity or upon the occurrence of a reconsideration event. The Company has concluded that neither of its partially-owned entities are a VIE.

Investments in partially-owned entities where the Company exercises significant influence over operating and financial policies of the subsidiary, but does not control the subsidiary, are reported under the equity method of accounting. Generally under the equity method of accounting, the Company’s share of the investee’s earnings or loss is included in the Company’s operating results.

Comprehensive Income

We have no items of other comprehensive income, and accordingly net income (loss) is equal to comprehensive income (loss) for all periods presented.

Rental Revenue

We recognize rental revenue in accordance with ASC 840 Leases (“ASC 840”). ASC 840 requires that revenue be recognized on a straight-line basis over the non-cancelable term of the lease unless another systematic and rational basis is more representative of the time pattern in which the use benefit is derived from the leased property. Renewal options in leases with rental terms that are higher than those in the primary term are excluded from the calculation of straight line rent if the renewals are not reasonably assured. We commence rental revenue recognition when the tenant takes control of the leased space. The Company recognizes lease termination payments as a component of rental revenue in the period received, provided that there are no further obligations under the lease. Amortization expense of above-market leases reduces rental income on a straight-line basis over the non-cancelable term of the lease. Taxes, insurance and reserves collected from tenants are separately shown as reimbursable income and corresponding payments are included in reimbursed property expenses.

Deferred Financing Costs

Deferred financing costs represent commitment fees, legal and other third party costs associated with obtaining such financing. These costs are amortized over the terms of the respective financing agreements and the amortization of such costs is reflected in interest expense. Unamortized deferred financing costs are expensed when the associated debt is refinanced or repaid before maturity. Costs incurred in seeking financing transactions that do not close are expensed in the period in which it is determined that the financing will not close.

Stock-based Compensation Plans

We have two stock-based compensation plans. We recognize compensation cost for stock-based compensation ratably over the service period of the award for employees, board members and non-employees. Compensation cost recorded for employees (including awards to non-employee directors) is measured based on the estimated fair value of the award on the grant date, and such amount is charged to compensation expense on a straight-line basis over the vesting period. Compensation cost recorded for our non-employees is adjusted in each subsequent reporting period based on the fair value of the award at the end of the reporting period until such time as the award has vested and the service being provided, if required, is substantially completed or, under certain circumstances, likely to be completed, whichever occurs first.

Derivative Instruments

We account for derivative instruments in accordance with ASC 815 Derivatives and Hedging (“ASC 815”). In the normal course of business, we may use a variety of derivative instruments to manage, or hedge, interest rate risk. We will require that hedging derivative instruments be effective in reducing the interest rate risk exposure they are designated to hedge. This effectiveness is essential for qualifying for hedge accounting. Some derivative instruments may be associated with an anticipated transaction. In those cases, hedge effectiveness criteria also require that it be probable that the underlying transaction will occur. Instruments that meet these hedging criteria, to the extent we elect to utilize hedge accounting, will be formally designated as hedges at the inception of the derivative contract.

To determine the fair value of derivative instruments, we may use a variety of methods and assumptions that are based on market conditions and risks existing at each balance sheet date including standard market conventions and techniques such as discounted cash flow analysis, option-pricing models, replacement cost, and termination cost. All methods of assessing fair value result in a general approximation of fair value, and such value may never actually be realized.

Unrealized gain or loss on the change in the value of a derivative instrument for which hedge accounting is elected, to the extent that it is determined to be an effective hedge, is included in other comprehensive income. Realized gain or loss on a derivative instrument, as well as the unrealized gain or loss on a derivative instrument for which hedge accounting is not elected, or the portion of such derivative instrument which is not an effective hedge, will be included in net income (loss) from operations.

We may use a variety of commonly used derivative products that are considered “plain vanilla” derivatives. These derivatives typically include interest rate swaps, caps, collars and floors. Similarly, we may also become a party to the sale or “short” of U.S. Treasury securities in anticipation of entering into a fixed rate mortgage of approximately equal duration. We expressly prohibit the use of unconventional derivative instruments and using derivative instruments for trading or speculative purposes. Further, we have a policy of only entering into contracts with major financial institutions based upon their credit ratings and other factors; therefore, we do not anticipate nonperformance by any of our counterparties.

Income Taxes

We have elected to be taxed as a REIT under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a REIT, we must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of our REIT taxable income to stockholders. If we fail to qualify as a REIT in any taxable year, we will then be subject to Federal income tax on our taxable income at regular corporate rates and we will not be permitted to qualify for treatment as a REIT for Federal income tax purposes for four years following the year during which qualification is lost unless the Internal Revenue Service grants us relief under certain statutory provisions. Such an event could materially adversely affect our net income and net cash available for distributions to stockholders. We believe that we have operated in such a manner as to qualify for treatment as a REIT for Federal income tax purposes. We may, however, be subject to certain state and local taxes.

As a result of the Contribution Transactions, we expect that the Combined Company will not qualify to be taxed as a REIT for Federal income tax purposes effective January 1, 2013 due to the nature of the assets and the businesses currently conducted by Tiptree. If the Combined Company is not taxed as a REIT, the Combined Company will not be subject to the 90% distribution requirement and the Board may then determine to distribute less of its taxable income than it would if the Combined Company were taxed as a REIT.

Deferred tax assets and liabilities, if any, are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as operating loss and tax credit carryforwards. As a REIT, we generally will not be subject to Federal income tax on taxable income that we distribute to our stockholders and, therefore, the inclusion of Federal deferred tax assets and liabilities in our financial statements may not be applicable. Notwithstanding the foregoing, subject to certain limitations, net operating losses (“NOLs”) incurred by the Company can be treated as a carryforward for up to 20 years and utilized to reduce our taxable income in future years, thereby reducing the amount of taxable income which we are required to distribute to our stockholders in order to maintain our REIT status.

In assessing the potential realization of deferred tax assets, if any, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences reverse and/or NOL carryforwards are available. Management considers the scheduled reversal of deferred tax assets and liabilities, projected future taxable income, and tax planning strategies in making this assessment. As there is no assurance that the Company will generate taxable income in future periods, management does not believe that it is more likely than not that the Company will realize the benefits of these temporary differences and NOL carryforwards and therefore established a full valuation allowance at December 31, 2012 and 2011.

We account for uncertain tax positions in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 48 Accounting for Uncertainty in Income Taxes — An Interpretation (“ASC 740”) of FASB Statement No. 109 (“FIN 48”). ASC 740 prescribes a recognition threshold and measurement attribute for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return. ASC 740 requires that the financial statements reflect expected future tax consequences of such positions presuming the taxing authorities’ full knowledge of the position and all relevant facts, but without considering time values. We evaluate uncertainties of tax positions taken or expected to be taken in our tax returns based on the probability of whether it is more likely than not that those positions would be sustained upon audit by applicable tax authorities, based on technical merit for open tax years. We assessed the Company’s tax positions for open federal, state and local tax years from 2009 through 2013. The Company does not have any uncertain tax positions as of December 31, 2012 that would not be sustained on its technical merits on a more likely than not basis. Our policy is, if necessary, to account for interest and penalties related to uncertain tax positions as a component of our income tax provision.

For 2012, we incurred a taxable loss, and therefore no federal taxes were incurred. Certain state and local tax jurisdictions, however, require a minimum tax payment. Cash paid for taxes in the year ended December 31, 2012 was not material. For 2011, our taxable income exceeded our cumulative dividend distributions. Section 382 of the Code imposes an annual limitation on the amount of a corporation’s NOLs attributable to the period prior to an ownership change which can be utilized to offset our taxable income. The Tiptree Transaction constituted a change of ownership for purposes of Section 382. Accordingly, those NOLs incurred prior to the change of control resulting from the Tiptree Transaction are subject to the limitations of Section 382 and are considered “restricted” NOLs. In general, Section 382 limits the amount of restricted NOLs which can be utilized in any given year. We intend to utilize the portion of our restricted NOLs and a portion of our unrestricted NOLs to offset our 2011 undistributed taxable income. For Federal income tax purposes, the corporate alternative minimum tax provides that 10% of the amount of NOLs used to offset federal taxable income is subject to the alternative minimum tax at rate of 20%. In addition, Utah and New York City income tax provisions impose certain limitations on Federal NOLs. Accordingly, we accrued approximately $0.2 million for Federal, state and local taxes to be paid in 2012 with respect to our 2011 operating results. Cash paid for taxes in 2011 was not material.

Earnings per Share

Basic earnings per share (“EPS”) excludes dilution and is computed by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted EPS reflects the potential dilution that could occur, if securities or other contracts to issue common stock were exercised or converted into common stock where such exercise or conversion would result in a lower earnings per share amount.

In accordance with ASC 260 Earnings Per Share, regarding the determination of whether instruments granted in share-based payments transactions are participation securities, we have applied the two-class method of computing basic EPS. This guidance clarifies that outstanding unvested share-based payment awards that contain rights to non-forfeitable dividends or dividend equivalent payments participate in undistributed earnings with common stockholders and are considered participating securities. The Company’s excess of distributions over earnings relating to participating securities are shown as a reduction in net income (increase in net loss) available to common stockholders in the Company’s computation of EPS. The Company does not reallocate undistributed earnings to the participating securities and the common shares in the diluted earnings per share calculation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses in the consolidated financial statements and the accompanying notes. Significant estimates are made for the valuation of real estate and related intangibles, valuation of financial instruments, impairment assessments and fair value assessments with respect to purchase price allocations. Actual results could differ from those estimates.

Concentrations of Credit Risk

Real estate triple-net leases and financial instruments, primarily consisting of cash, mortgage loan investments and interest receivable, potentially subject us to concentrations of credit risk. We may place our cash investments in excess of insured amounts with high-quality financial institutions. We perform ongoing analysis of credit risk concentrations in our real estate and loan investment portfolios by evaluating exposure to various markets, underlying property types, investment structure, term, sponsors, tenant mix and other credit metrics. Our triple-net leases rely on our underlying tenants. The collateral securing our investment in our remaining loan is real estate properties located in the U.S.

In addition, we are required to disclose fair value information about financial instruments, whether or not recognized in the financial statements, for which it is practical to estimate that value. In cases where quoted market prices are not available, fair value is based upon the application of discount rates to estimated future cash flows based on market yields or other appropriate valuation methodologies. Considerable judgment is necessary to interpret market data and develop estimated fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts we could realize on disposition of the financial instruments. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Reclassification

Certain prior period amounts have been reclassified to conform to the current period presentation.

Recent Accounting Pronouncements

In May 2011, the FASB issued ASU 2011-04 Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). The amendments in ASU 2011-04 change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments are intended to create comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The adoption of this standard did not have a material effect on the consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”), which requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income, or in two separate but consecutive statements. ASU 2011-05 eliminates the option to present components of other comprehensive income as part of the statement of equity. This ASU does not change the items that must be reported in other comprehensive income. ASU 2011-05 is effective for interim and annual periods beginning after December 15, 2011. As we have no other comprehensive income, the adoption of this standard did not have any effect on the consolidated financial statements.

Note 3 — Investment in Real Estate

Bickford

As of December 31, 2012 and 2011, we owned 17 senior housing facilities. In 2008, we acquired 14 independent living, assisted living and memory care facilities located in four states, of which six are in Iowa, five in Illinois, two in Nebraska and one in Indiana. These 14 properties were acquired in two separate sale-leaseback transactions from affiliates of Bickford Senior Living Group, L.L.C., a privately-held owner and operator of senior housing facilities (“Bickford”). We lease those properties to Bickford Master I, LLC (the “Bickford Master Lessee”), an affiliate of Bickford pursuant to a triple-net lease, for an initial annual base rent of approximately $9.1 million and additional base rent of approximately $0.3 million, with fixed escalations of 3.0% per annum through June 2023. The master lease provides for four extension options of ten years each. The additional base rent was deferred and accrued until July 2011 and is being paid over a 24 month period that commenced at that time. See Note 7 for the mortgage loans underlying the Bickford properties.

As an enticement for the Company to enter into the leasing arrangement for the properties, we received additional collateral and guarantees of the lease obligation from parties affiliated with Bickford. The additional collateral pledged in support of Bickford’s obligation to the lease commitment included ownership interests in Bickford affiliated companies. Additionally, the management fees payable to the manager of the facilities are subordinated to the payment of all rent due under the master lease.

The Bickford real estate assets, including personal property, consist of the following at December 31 (in millions):

	2012	2011
Land	$5.0	$5.0
Buildings and improvements	102.0	102.0
Less: accumulated depreciation and amortization	(7.5)	(4.4)

Real estate, net	$99.5	$102.6

Greenfield

In September 2011, the Company acquired three assisted living and memory care facilities located in Virginia from affiliates of Greenfield Senior Living, Inc., a privately-held owner and operator of senior housing facilities (“Greenfield”). The aggregate purchase price for the three properties was $20.8 million, of which approximately $15.5 million was funded with the proceeds of a first mortgage bridge loan (the “Bridge Loan”) with KeyBank National Association (“KeyBank”) (see Note 7), and the balance with cash on hand. Concurrent with the acquisition, the properties were leased to three wholly-owned affiliates of Greenfield, which are responsible for operating each of the properties pursuant to a triple net master lease (the “Greenfield Master Lease”). The initial term of the Greenfield Master Lease is 12 years with two extension options of ten years each. The annual base rent during the first year of the lease was approximately $1.7 million, with rental increases of 2.75% per annum during the initial term of the lease. At the end of the initial term, Greenfield, subject to certain conditions, holds a one-time purchase option that provides the right to acquire all three of the properties at the then fair market value. Greenfield has guaranteed the obligations of the tenants under the Greenfield Master Lease.

We allocated the fair value of the acquired assets from Greenfield (including land, buildings and improvements, equipment and in-place leases) in accordance with ASC 805 and ASC 350 as follows (in millions):

Buildings and improvements	$13.7
Furniture, fixtures and equipment	0.5
Land	5.6
Identifiable intangibles — leases in-place	1.0

Total	$20.8

The Greenfield real estate assets, including personal property, consist of the following at December 31 (in millions):

	2012	2011
Land	$5.6	$5.6
Buildings and improvements	14.2	14.2
Less: accumulated depreciation and amortization	(0.5)	(0.1)

Real estate, net	$19.3	$19.7

Greenfield is the lessee of approximately 11% of the Company’s total assets at December 31, 2012 and 2011. Because Greenfield leases our properties under a triple-net lease we are exposed to their credit risk. The information related to the lessee of the Greenfield properties contained herein is derived from information that has been provided to us by Greenfield. We have not verified this information through an independent investigation. We have no reason to believe that this information is inaccurate in any material respect, but we cannot provide any assurance that all of this information is accurate. Summarized unaudited financial information as of and for the years ended December 31, 2012 and 2011 of the properties leased to Greenfield are as follows (amounts in millions):

	2012	2011
Assets	$9.4	$10.0
Liabilities	0.5	0.4

Equity	$8.8	$9.6

Revenue	$7.1	$6.7
Expenses	4.8	4.5
Other income (loss), net	(1.6)	11.8

Net income	$0.7	$13.9

Future minimum annual rents under the non-cancelable terms of the Company’s operating leases at December 31, 2012 are as follows (in millions):

2013	$12.7
2014	12.8
2015	13.2
2016	13.6
2017	14.0
Thereafter	85.3

Total	$151.6

Note 4 — Investments in Loans

As of December 31, 2012 and 2011, we own a loan investment that is part of a syndicated loan, in which we have an approximately one-third interest. The loan investment is secured by skilled nursing facilities, as well as collateral relating to assisted living facilities and a multifamily property. The ten properties securing the loan are all located in Louisiana. Originally scheduled to mature on February 1, 2011, the loan was extended several times during 2011 and eventually restructured in November 2011. Pursuant to the restructuring, the revised loan has a five -year term with a maturity date of November 1, 2016, a 25-year amortization schedule and a limited cash flow sweep. The interest rate on the loan was increased from London Interbank Offered Rate (“Libor”) plus 4.00% to Libor plus 6.00% in year one through year three, Libor plus 8.00% in year four and Libor plus 10.00% in year five. As part of the restructuring, a new independent operator was brought in to manage the properties. At the time of the restructuring, our portion of the loan had a notional balance of approximately $10.1 million. In conjunction with the restructuring, we received a revised note with a face amount of approximately $10.5 million. As part of the analysis at the time of the restructuring of the loan, we determined that expected future gross receipts, exclusive of interest payments, from this investment were approximately equal to our carrying value of approximately $5.8 million. Accordingly, all principal amortization payments, including prepayments received from the limited cash flow sweep, are applied to the carrying value of our asset. No gain or loss was recognized as a result of the restructuring. One month Libor was 0.21% and 0.30% at December 31, 2012 and 2011, respectively. Pursuant to Accounting Standards Codification Topic 310 Receivables (“ASC 310”), we recognize interest income at the effective interest rate based on Libor in effect at the inception of the restructured loan and are using a weighted average spread of 7.20%. Accordingly, cash interest will be less than effective interest during the first three years of the loan and cash interest will be greater than effective interest during the last two years of the loan.

Our cost basis in the loan at December 31, 2012 and 2011 was approximately $5.5 million and $5.8 million, respectively. For the year ended December 31, 2012 and 2011 we received approximately $0.3 million and $2.8 million, respectively, in scheduled principal repayments and principal paydowns.

Note 5 — Investment in Partially-Owned Entities

The following table summarizes the Company’s investments in partially owned entities at December 31 (in millions):

Investment	2012	2011
Senior Management Concepts Senior Living Portfolio	$2.5	$2.5
Total	$2.5	$2.5

Cambridge Medical Office Building Portfolio

In December of 2007, we acquired an 85% equity interest in eight limited partnerships that own nine Class A medical office buildings owned and operated by affiliates of Cambridge Holdings, Inc. (“Cambridge”). Our total investment was approximately $72.4 million consisting of: (i) approximately $61.9 million of cash, of which approximately $2.8 million was held back to perform tenant improvements; and (ii) subject to the properties achieving certain performance hurdles, the commitment to issue to Cambridge 700,000 operating partnership units (the “OP Units”) in ERC Sub, L.P. (the limited partnership through which we held our investment in the Cambridge Portfolio) with a stated value of $10.5 million. Total rentable area of the Cambridge Portfolio was approximately 767,000 square feet. As originally structured, Cambridge retained ownership of the remaining 15% interest in each of the limited partnerships and continued to operate the underlying properties pursuant to long-term management contracts. In accordance with the terms of our management agreements, Cambridge acted as the manager and leasing agent of each medical office building.

On April 14, 2011 (effective as of April 15, 2011), we entered into an Omnibus Agreement (the “Omnibus Agreement”) with Cambridge and certain of its affiliates (the “Cambridge Parties”) regarding our investment in the Cambridge Portfolio. Pursuant to the Omnibus Agreement, we simultaneously entered into a settlement agreement with Cambridge in regard to the ongoing litigation between ourselves and Cambridge. The economic terms of our investment in the Cambridge Portfolio were amended by the Omnibus Agreement as follows:

•

The number and terms of the OP Units were revised such that Cambridge retained rights to 200,000 OP Units. These OP Units were entitled to dividend equivalent payments equal to any ordinary dividend declared and paid by Care to its stockholders, but were no longer convertible into or redeemable for shares of common stock of Care and had limited voting rights in ERC Sub, L.P.;

•	We issued a warrant (the “ Cambridge Warrant”) to Cambridge to purchase 300,000 shares of our common stock at $6.00 per share;

•	Our obligation to fund up to approximately $0.9 million in additional tenant improvements in the Cambridge Portfolio was eliminated;

•	Our aggregate interest in the Cambridge Portfolio was converted from a stated equity interest of 85% to a fixed dollar investment of $40 million with a preferred return of 14%;

•

Retroactive to January 1, 2011, we were to receive a preferential distribution of cash flow from operations with a target distribution rate of 12% on our $40 million fixed dollar investment with any cash flow from operations in excess of the target distribution rate being retained by Cambridge;

•

We had a preference with regard to any distributions from special events, such as property sales, refinancings and capital contributions, equal to the sum of our outstanding fixed dollar investment plus our accrued but unpaid preferred return; and

•

Cambridge received the right to purchase our interest in the Cambridge Portfolio at any time during the term of the Omnibus Agreement for an amount equal to the sum of our outstanding fixed dollar investment plus our accrued but unpaid preferred return plus a cash premium that increased annually as well as the return to Care of the OP Units, the Warrant and any Care stock acquired upon a cashless exercise of the Warrant (the “Redemption Price” as defined in the Omnibus Agreement).

Prior to April 15, 2011, we included 85% of the net losses (after depreciation and amortization) from the Cambridge Portfolio in our statements of operations and reduced the value of our investment in the Cambridge Portfolio based on such losses and the receipt of cash distributions. Entering into the Omnibus Agreement in and of itself did not affect our results of operations for year ended December 31, 2011. Our statement of operations for the first quarter of 2011 includes the aforementioned allocated loss of approximately $1.1 million as well as a loss of approximately $0.3 million pertaining to an increase in the liability associated with the operating partnership units. For the year ended December 31, 2011 we recognized approximately $3.4 million as a preferential distribution of cash flow from operations.

On October 19, 2011, we entered into an agreement with Cambridge to amend the Omnibus Agreement (the “First Amendment”). Pursuant to the First Amendment, Cambridge was granted the ability to purchase our interest in the Cambridge Portfolio at any time up to December 9, 2011 for an amount equal to the sum of our $40 million fixed dollar investment plus our accrued but unpaid preferred return (approximately $2.0 million inclusive of our preferred distribution of cash flow from operations). As consideration for the First Amendment, Cambridge agreed to forfeit all of its rights and interests in the Warrant and the OP Units upon the earlier of the closing of such purchase or December 9, 2011.

On November 30, 2011, Cambridge completed its acquisition of our preferred interest in the Cambridge Portfolio. In connection therewith, the parties to the Omnibus Agreement terminated the agreement. We received proceeds of approximately $42 million of which, approximately $40.8 million of the proceeds received were treated as proceeds from sale of investments and the balance of approximately $1.2 million as income from investments in partially-owned entities. For the year ended December 31, 2011, our gain on sale from investments in partially-owned entities of approximately $15.3 million and our income from investments in partially-owned entities of approximately $1.1 million is allocable to our investment in the Cambridge Portfolio as well as a loss of approximately $0.3 million pertaining to an increase in the liability associated with the operating partnership units. For the year ended December 31, 2011, we received approximately $4.4 million in distributions from our investment in Cambridge, exclusive of the approximately $40.8 million in sales proceeds received on November 30, 2011. Following the sale of the Cambridge Portfolio we subsequently dissolved our related partnership entities, ERC Sub, L.P. and ERC Sub, LLC.

Summarized financial information for the nine months ended September 30, 2011 of the Cambridge Portfolio is as follows (in millions):

Assets	$—
Liabilities	$—
Equity	$—
Revenue	$19.0
Expenses	$23.8
Net loss	$(4.8)

Senior Management Concepts Senior Living Portfolio

Until May 2011 when three of the properties were sold, we owned a preferred and common equity investment in four independent and assisted living facilities located in Utah and operated by SMC, a privately held owner and operator of senior housing facilities. The four private pay facilities contained 408 units of which 243 are independent living units and 165 are assisted living units. At the time of our acquisition, four affiliates of SMC each entered into 15-year leases for the respective facilities that expire in 2022. We acquired our preferred and common equity interest in the SMC portfolio in December 2007, paying approximately $6.8 million in exchange for 100% of the preferred equity interests and 10% of the common equity interests in the four properties. At the time of our initial investment, we entered into an agreement with SMC that provides for payments to us of an annual cumulative preferred return of 15.0% on our investment. In addition, we are to receive a common equity return payable for up to ten years equal to 10.0% of budgeted free cash flow after payment of debt service and the preferred return as such amounts were determined prior to closing, as well as 10% of the net proceeds from a sale of one or more of the properties. Subject to certain conditions being met, our preferred equity interest in the properties is subject to redemption at par. If our preferred equity interest is redeemed, we have the right to put our common equity interests to SMC within 30 days after notice at fair market value as determined by a third-party appraiser. In addition, we have an option to put our preferred equity interest to SMC at par any time beginning on January 1, 2016, along with our common equity interests at fair market value as determined by a third-party appraiser.

In May 2011, with our prior consent, three of the four SMC properties were sold. We received approximately $6.6 million of gross proceeds consisting of approximately $5.2 million representing a return of our preferred equity investment allocable to the three sold properties, approximately $0.9 million representing our 10% common equity interest in the three sold properties and approximately $0.4 million, which satisfied all outstanding delinquent preferred and common equity return and default interest payments. In conjunction with the sale of the three properties, we returned a security deposit of approximately $0.4 million which was held by us as payment collateral for those facilities. We received approximately $12,000 in excess of the then-current cost basis of our investment.

Subsequent to the aforementioned sale and through December 31, 2012, we retain our 100% preferred equity interest and 10% common equity interest in the remaining property in Utah. The remaining facility contains 120 units of which, following renovations that converted certain independent living units into assisted living units, 93 are assisted living and 27 are independent living. The property is subject to a lease that expires in 2022.

The summarized financial information as of and for the years ended December 31, 2012 and 2011, for the Company’s unconsolidated joint venture in SMC, which for 2011 includes the net results of operations for the three properties sold in May 2011 as discontinued operations, is as follows (in millions):

	2012	2011
Assets	$10.8	$11.1
Liabilities	14.9	14.6
Equity	(4.0)	(3.5)
Revenue	$3.3	$3.5
Expenses	3.6	3.7
Net loss from discontinued operations	—	(0.0)
Net loss	(0.4)	(0.2)

For the years ended December 31, 2012 and 2011, we recognized approximately $0.3 million and $0.8 million, respectively, in equity income from our interest in SMC and received equivalent amounts in cash distributions, respectively, exclusive of net proceeds from sale of approximately $6.2 million.

Note 6 — Identified Intangible Assets — leases in-place, net

The following table summarizes the Company’s identified intangible assets at December 31 (in millions):

	2012	2011
Leases in-place — including above market leases of $2.7	$7.7	$7.7
Accumulated amortization	(1.4)	(0.8)

Total	$6.3	$6.9

The Company amortizes these intangible assets over the terms of the underlying leases on a straight-line basis. Amortization expense for each of the next five years is expected to be approximately $0.4 million per annum and the amortization for above-market leases, which reduces rental income, is expected to be approximately $0.2 million per annum for each of the next five years. The amortization for above-market leases reduced rental income by approximately $0.2 million for each of the years ended December 31, 2012 and 2011.

The estimated annual amortization of acquired in-place leases for each of the succeeding years as of December 31, 2012 is as follows (in millions):

2013	$0.6
2014	0.6
2015	0.6
2016	0.6
2017	0.6
Thereafter	3.3

Total	$6.3

Note 7 — Borrowings under Mortgage Notes Payable

The following table summarizes the Company’s outstanding mortgage notes as of December 31 (in millions):

	Interest Rate	Date of Mortgage Note	Maturity Date	2012	2011
Red Mortgage Capital, Inc (12 properties)(1)	6.845%	June 2008	July 2015	$72.0	$72.8
Red Mortgage Capital, Inc (2 properties)(1)	7.17%	September 2008	July 2015	7.3	7.5
KeyBank National Association (3 properties)(2)	Libor + 4.00%	September 2011	June 2012	—	15.3
KeyCorp Real Estate Capital Markets, Inc. (3 properties)(2)	4.76%	April 2012	May 2022	15.5	—

Subtotal				94.8	95.6
Unamortized premium(3)				0.4	0.5

Total				$95.2	$96.1

(1)

The mortgage loan obtained on June 26, 2008 (the “June Bickford Loan”) requires a fixed monthly payment of approximately $0.5 million for both principal and interest, until maturity in July 2015, at which time the then-outstanding balance of approximately $69.6 million is due and payable. The mortgage loan obtained on September 30, 2008 (together with the June Bickford Loan the “Bickford Loans”), provides for a fixed monthly debt service payment of approximately $52,000 for principal and interest until the maturity in July 2015 at which time the then-outstanding balance of approximately $7.1 million is due and payable. In addition, we are required to make monthly escrow payments for taxes and reserves for which we are reimbursed by the Bickford Master Lessee under the Bickford Master Lease. Both mortgage loans are serviced by and payable to Red Mortgage Capital, Inc. (“Red Capital”) and contain prepayment restrictions that impact our ability to refinance either of the mortgage loans prior to 2015. The Bickford Loans are secured by separate cross-collateralized, cross-defaulted first priority mortgages/deeds of trust on each of the Bickford properties. The Bickford Loans are non-recourse to the Company except for certain non-recourse carveouts (customary for transactions of this type), as provided in the related guaranty agreements for the Bickford Loans. Each Bickford Loan contains typical representations and covenants for loans of this type. A breach of the representations or covenants could result in a default under each of the Bickford Loans, which would result in all amounts owing under each of the Bickford Loans to become immediately due and payable. On December 31, 2012, the Bickford Loans had an effective yield of 6.88% and the Company was in compliance with respect to the financial covenants related to the Bickford Loans.
(2)	On September 20, 2011, in connection with our acquisition of the Greenfield properties, the Company entered into the Bridge Loan with KeyBank in the principal amount of approximately $15.5 million (see Note 3). The Bridge Loan bore interest at a floating rate per annum equal to Libor plus 400 basis points, with no Libor floor, and provided for monthly interest and principal payments commencing on October 1, 2011. The Bridge Loan was scheduled to mature on June 20, 2012. On April 24, 2012, Care refinanced the Bridge Loan for the Greenfield properties by entering into three separate non-recourse loans (each a “Greenfield Loan” and collectively the “Greenfield Loans”) with KeyCorp Real Estate Capital Markets, Inc. (“KeyCorp”) for an aggregate amount of approximately $15.7 million. The Greenfield Loans bear interest at a fixed rate of 4.76%, amortize over a 30-year period, provide for monthly interest and principal payments commencing on June 1, 2012 and mature on May 1, 2022. The Greenfield Loans are secured by separate cross-collateralized, cross-defaulted first priority deeds of trust on each of the Greenfield properties. The Greenfield Loans are non-recourse to the Company except for certain non-recourse carveouts (customary for transactions of this type), as provided in the related guaranty agreements for each Greenfield Loan. Each Greenfield Loan contains typical representations and covenants for loans of this type. A breach of the representations or covenants could result in a default under each of the Greenfield Loans, which would result in all amounts owing under each of the Greenfield Loans to become immediately due and payable. In June 2012, KeyCorp sold each of the Greenfield Loans to Federal Home Loan Mortgage Corporation (“Freddie Mac”) under Freddie Mac’s Capital Markets Execution (“CME”) Program. As of December 31, 2012, the Company was in compliance with respect to the financial covenants related to the Greenfield Loans.
(3)	As a result of the utilization of push-down accounting in connection with the Tiptree Transaction, the Red Mortgage Capital mortgage notes payable were recorded at their then fair value of approximately $82.1 million, an increase of approximately $0.8 million over the combined amortized loan balances of approximately $81.3 million at August 13, 2010. The premium is amortized over the remaining term of such loans.

On February 1, 2012, the Company became party to the short sale of a $15.5 million 2.00% U.S. Treasury Note due November 15, 2021 (the “10-Year U.S. Treasury Note due November 2021”). Care entered into this transaction in conjunction with its application to Freddie Mac for a ten-year fixed rate mortgage to be secured by the Greenfield properties in order to limit its interest rate exposure. The Company closed the aforementioned short position upon rate locking the Freddie Mac mortgage on April 18, 2012, and realized a net gain of approximately $0.1 million. Tiptree acted as agent, through its prime broker, for us with respect to this transaction at no cost to the Company and assigned to us all of its rights and obligations related to this transaction (see Note 9 to the consolidated financial statements).

On October 3, 2011, the Company sold short $15 million of aggregate principal amount of 2.125% U.S. Treasury Notes due August 15, 2021 (the “10-Year U.S. Treasury Note due August 2021”). Care entered into this transaction in conjunction with its original submission to Freddie Mac of its application for a ten-year fixed rate mortgage to be secured by the Greenfield properties. Proceeds of the Freddie Mac mortgage will be used to repay the current outstanding Bridge Loan secured by the Greenfield properties. The interest rate on the Freddie Mac mortgage will be set shortly prior to closing at a fixed amount or spread over the then current yield on the 10-Year U.S. Treasury Note due August 2021. Due to volatility in the U.S. Treasury market, the Company closed the aforementioned short position on October 27, 2011 and realized a gain of approximately $650,000. Tiptree acted as agent, through its prime broker, for us with respect to this transaction at no cost to the Company and assigned to us all of its rights and obligations related to this transaction.

As of December 31, 2012, the properties owned by Care and leased to Bickford were all operated by Bickford Senior Living Group, L.L.C. In 2011, due to low occupancy at two of the 14 properties, there was a covenant default under the Bickford Master Lease as net operating income (“NOI”) was not sufficient to satisfy the NOI to lease payment coverage ratio covenant. Under the Company’s mortgage documents with its secured lender for these properties, a default under the Bickford Master Lease constitutes a default under both mortgages. The Company and Bickford, with the approval of the mortgage loan servicer, amended the Bickford Master Lease, effective as of October 20, 2011 and the mortgage loan servicer provided a waiver of default under the mortgage documents. As of December 31, 2012, the Company was in compliance with respect to the financial covenants related to the mortgage loans secured by the Bickford portfolio.

As of December 31, 2012, principal repayments due under all borrowings through maturity are as follows (in millions):

2013	$1.2
2014	1.3
2015	77.5
2016	0.3
2017	0.3
Thereafter	14.2
Total	$94.8

Note 8 — Related Party Transactions

Services Agreement with TREIT Management LLC

The Company has a services agreement with TREIT (the “Services Agreement”) pursuant to which TREIT provides certain advisory and support services related to the Company’s business. For such services, the Company: (i) pays TREIT a monthly base services fee in arrears of one-twelfth of 0.5% of the Company’s Equity (as defined in the Services Agreement) as adjusted to account for Equity Offerings (as defined in the Services Agreement); (ii) provides TREIT with office space and certain office-related services (as provided in the Services Agreement and subject to a cost sharing agreement between the Company and TREIT); and (iii) pays, to the extent earned, a quarterly incentive fee equal to the lesser of (a) 15% of the Company’s adjusted funds from operations (“AFFO”) Plus Gain/(Loss) on Sale (as defined in the Services Agreement) and (b) the amount by which the Company’s AFFO Plus Gain /(Loss) on Sale exceeds an amount equal to Adjusted Equity multiplied by the Hurdle Rate (as defined in the Services Agreement). Twenty percent (20%) of any such incentive fee shall be paid in shares of common stock of the Company, unless a greater percentage is requested by TREIT and approved by an independent committee of directors. On November 9, 2011, we entered into an amendment to the Services Agreement that clarified the basis upon which the Company calculates the quarterly incentive fee. The initial term of the Services Agreement extends until December 31, 2013. Unless terminated earlier in accordance with its terms, the Services Agreement will be automatically renewed for one-year periods following such date unless either party elects not to renew. If the Company elects to terminate without cause, or elects not to renew the Services Agreement, a Termination Fee (as defined in the Services Agreement) shall be payable by the Company to TREIT. Such termination fee is not fixed and determinable.

For the years ended December 31, 2012 and 2011, we incurred approximately $0.5 million and $0.4 million, respectively, in base service fee expense to TREIT. In addition, for the years ended December 31, 2012 and

2011, we incurred $0 and approximately $2.4 million, respectively, in incentive fee expense to TREIT of which 20% was paid in the Company’s common stock. Of the total fiscal 2011 incentive fee, approximately $1.7 million was incurred during our fourth quarter of fiscal 2011, of which 20% is payable in the Company’s common stock. The total base service fee and incentive fee for the years ended December 31, 2012 and 2011 was approximately $0.5 million and $2.8 million, respectively, of which $0 and approximately $0.5 million was payable in the Company’s stock, respectively.

For the years ended December 31, 2012 and 2011, TREIT’s reimbursement to the Company for certain office related services was approximately $24,000 and $17,000. At December 31, 2012, accrued expenses payable to related party of approximately $0.1 million, includes approximately $40,000 for the base service fee for December 2012 offset by the reimbursement due to the Company. At December 31, 2011, accrued expenses payable to related party of approximately $1.8 million, includes the 2011 fourth quarter incentive fee, including the amount payable in Company stock, and approximately $73,000 for the base service fee for November and December 2011 offset by the reimbursement due to the Company.

Contribution Agreement with Tiptree Financial Partners, L.P.

On December 31, 2012, the Company entered into the Contribution Agreement with Tiptree, its majority stockholder, pursuant to which both parties would contribute substantially all of their respective assets and liabilities to a newly-formed limited liability company in order to form a financial services operating company that will hold and manage both companies’ assets and operate each company’s businesses. The proposed Contribution Transactions, which are subject to various closing conditions, including approval by our stockholders, are currently anticipated to be completed during the first half of 2013. The Company incurred approximately $0.3 million in transaction expenses during the year ended December 31, 2012 related to the proposed Contribution Transactions. These expenses are included in marketing, general and administrative expenses on the Consolidated Statements of Operations. See Note 1 to the consolidated financial statements for further description of the proposed Contribution Transactions.

Other Transactions with Related Parties

At December 31, 2012 and 2011, Tiptree owns a warrant (the “2008 Warrant”) to purchase 652,500 shares of the Company’s common stock at $11.33 per share under the Manager Equity Plan adopted by the Company on June 21, 2007 (the “Manager Equity Plan”). The warrant is immediately exercisable and expires on September 30, 2018.

Note 9 — Fair Value Measurements

The Company has established processes for determining fair value measurements. Fair value is based on quoted market prices, where available. If listed prices or quotes are not available, then fair value is based upon internally developed models that primarily use inputs that are market-based or independently-sourced market parameters.

An asset or liability’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy are defined as follows:

Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The following describes the valuation methodologies used for the Company’s assets and liabilities measured at fair value, as well as the general classification of such pursuant to the valuation hierarchy.

Real estate — The estimated fair value of tangible and intangible assets and liabilities recorded in connection with real estate properties acquired are based on Level 3 inputs. We estimated fair values utilizing income and market valuation techniques. The Company may estimate fair values using market information such as recent sales data for similar assets, income capitalization, or discounted cash flow models. Capitalization rates and discount rates utilized in these models are estimated by management based upon rates that management believes to be within a reasonable range of current market rates for the respective properties based upon an analysis of factors such as property and tenant quality, geographical location and local supply and demand observations.

Investments in loans — The estimated fair value of loans is determined utilizing either internal modeling using Level 3 inputs or third party appraisals. The methodology used to value the loans is based on collateral performance, credit risk, interest rate spread movements, and market data. Loans of the type which the Company invests are infrequently traded and market quotes are not widely available and disseminated.

Obligation to issue operating partnership units — Prior to the sale of our interest in the Cambridge Portfolio, the fair value of our obligation to issue the OP Units associated with the Cambridge acquisition was based on internally developed valuation models, as quoted market prices were not available nor were quoted prices available for similar liabilities. Our model involved the use of management estimates as well as some Level 2 inputs. The variables in the model prior to April 15, 2011 included the estimated release dates of the shares out of escrow, based on the expected performance of the underlying properties, a discount factor of approximately 21%, and the market price and expected quarterly dividend of Care’s common shares at each measurement date. As discussed above in Note 5 to the consolidated financial statements, pursuant to the Omnibus Agreement, as of April 15, 2011, the number of OP Units outstanding was reduced to 200,000 and the terms of such OP Units were altered to eliminate any conversion right and provided for forfeiture of the OP Units upon the occurrence of certain events. Under the modified terms, the variables (Level 3 inputs) in the model include the expected life of the OP Units, and the expected dividend rate on our common stock and a discount factor of 12%. The obligation with respect to OP Units was eliminated in conjunction with the sale of the Cambridge Portfolio.

U.S. Treasury Short-Position — The estimated fair value of our position in a 10-Year U.S. treasury note is based on market quoted prices, a Level 1 input. For the purposes of determining fair value we obtain market quotes from at least two independent sources.

ASC 820 requires disclosure of the amounts of significant transfers among levels of the fair value hierarchy and the reasons for the transfers. In addition, ASC 820 requires entities to separately disclose, in their roll-forward reconciliation of Level 3 fair value measurements, changes attributable to transfers in and/or out of Level 3 and the reasons for those transfers. Significant transfers into a level must be disclosed separately from transfers out of a level. We had no transfers among levels for the years ended December 31, 2012 and 2011.

Recurring Fair Value Measurement

As of December 31, 2012 and 2011, we had no assets or liabilities measured at fair value on a recurring basis on the consolidated balance sheets. As of March 31, 2012, we maintained a short-position on the 10-Year US treasury note due November 2021 and recorded an unrealized gain of approximately $0.4 million in the first quarter of 2012. During the three months ended June 30, 2012, the position was closed whereby the approximately $0.4 million unrealized gain was reversed and an approximately $0.1 gain was realized (see Note 7 to the consolidated financial statements).

The table below (in millions) presents a reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant Level 3 inputs during the year ended December 31, 2011 (for the year ended December 31, 2012 we had no such assets or liabilities). Level 3 instruments presented in the tables include a liability to issue OP Units, which were carried at fair value. The Level 3 instruments were valued using internally developed valuation models that, in management’s judgment, reflect the assumptions a marketplace participant would utilize:

Level 3 Instruments Fair Value Measurements	Obligation to Issue Partnership Units
Balance, December 31, 2010	$(2.1)
Modification of OP Units (offset against investment)	1.9
Net change in unrealized loss from obligations in Q1 2011	(0.3)
Cancelation of OP Units in conjunction with sale of Cambridge Portfolio	0.5
Balance, December 31, 2011	$—

The Company is exposed to certain interest rate risks relating to its ongoing business. The primary risk that may be managed by using derivative instruments is interest rate risk. We may enter into interest rate swaps, caps, floors or similar instruments, including selling short U.S. Treasury securities in anticipation of entering into a fixed- rate mortgage of similar duration, to manage interest rate risk associated with the Company’s borrowings. The Company had no interest rate derivatives in place as of December 31, 2012 or 2011.

We are required to recognize all derivative instruments as either assets or liabilities at fair value in the statement of financial position. We have not designated any derivative instruments as hedging instruments. As of December 31, 2012 and 2011, we did not have any derivative instruments outstanding. As discussed in Note 5 to the consolidated financial statements, Cambridge forfeited all of its rights and interests in the OP Units upon the closing of the purchase of Care’s interest in the Cambridge Portfolio on November 30, 2011.

Our consolidated financial statements include the following gains and losses associated with the aforementioned Cambridge OP Units and our 2012 and 2011 10-Year U.S. Treasury Note short-positions:

	Amount of Gain (Loss) Recognized in Income on Derivatives (in millions)
Derivatives not designated as hedging instruments	Location of (Gain) Loss Recognized in Income on Derivative	Year Ended December 31, 2012	Year Ended December 31, 2011
Operating partnership units	Unrealized loss on derivative instruments	$—	$(0.3)
Operating partnership units	Realized gain on derivative instruments	$—	$0.5
10-Year U.S. Treasury Note (short sale)	Realized gain on derivative instruments	$0.1	$0.6

Nonrecurring Fair Value Measurements

The Company recognized impairment on investments of its partially owned entities of approximately $0.1 million for the year ended December 31, 2011 related to the Company’s SMC investment due to lower occupancy in the remaining SMC property. The fair value of the Company’s SMC investment at the time the impairment was recognized was approximately $2.6 million. The calculation of the impairment was based on the sales price of the three SMC properties sold in May 2011 (Level 3 measurement).

Estimates of other assets and liabilities in financial statements

We are required to disclose fair value information about financial instruments, whether or not recognized in the financial statements, for which it is practical to estimate that value. In cases where quoted market prices are not available, fair value is based upon the application of discount rates to estimated future cash flows based on market yields or other appropriate valuation methodologies. Considerable judgment is necessary to interpret market data and develop estimated fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts we could realize on disposition of the financial instruments. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

In addition to the amounts reflected in the financial statements at fair value as provided above, cash and cash equivalents, restricted cash, accrued interest receivable, accounts payable and other liabilities reasonably approximate their fair values due to the short maturities of these items. The fair value of the debt was calculated by determining the present value of the agreed upon interest and principal payments at a discount rate reflective of financing terms currently available in the market for collateral with the similar credit and quality characteristics (based on Level 2 measurements). The mortgage notes payable that were used to finance the acquisitions of the Bickford properties have a combined fair value of approximately $82.6 million and $84.8 million as of December 31, 2012 and 2011, respectively. As of December 31, 2012, the combined fair value of the Greenfield Loans was approximately $15.6 million. The Bridge Loan used to consummate the Greenfield acquisition was a floating rate facility which closed on September 20, 2011. The Bridge Loan was subsequently refinanced by the Greenfield Loans on April 24, 2012. Due to the short-term nature of the Bridge Loan and the fact that it had a floating interest rate, the carrying value of the Bridge Loan approximated fair market value as of December 31, 2011. We determined that the fair value of our loan investment, computed based on the weighted average fair value of the remaining approximately two-thirds interest in the loan investment that we purchased on March 1, 2013, was approximately $8.0 million at December 31, 2012 and approximately equal to the carrying value at December 31, 2011.

Note 10 — Stockholders’ Equity

Our authorized capital stock consists of 100,000,000 shares of preferred stock, $0.001 par value and 250,000,000 shares of common stock, $0.001 par value. As of December 31, 2012 and 2011, no shares of preferred stock were issued and outstanding and 10,226,250 and 10,171,550 shares of our common stock were issued and outstanding, respectively.

In conjunction with the restructuring of our preferred investment in the Cambridge Portfolio in April of 2011, we granted to Cambridge a warrant to purchase 300,000 shares of our common stock at a price of $6.00 per share. Cambridge surrendered this warrant upon purchasing our interest in the Cambridge Portfolio in November of 2011 (see Note 5 to the consolidated financial statements).

Tiptree owns the 2008 Warrant that entitles it to purchase 652,500 shares of our common stock at a price of $11.33 per share under the Manager Equity Plan. The 2008 Warrant is immediately exercisable and expires on September 30, 2018.

For the first, second, third and fourth quarters of 2012, the Company declared and paid a cash dividend of $0.135 per common share totaling approximately $1.4 million in the aggregate for each quarter. All of the dividends paid in 2012 are treated as return of capital distributions. On March 21, 2013, the Company declared a 2012 fourth quarter cash dividend of $0.135 per common share to be paid on April 18, 2013 to stockholders of record as of April 4, 2013, which will be treated as a 2013 distribution.

For the second, third and fourth quarters of 2011, the Company declared and paid a cash dividend of $0.135 per common share totaling approximately $1.4 million in the aggregate for each quarter. All of the dividends paid in 2011 are capital gain distributions consisting entirely of Section 1250 unrecaptured gain. On April 3, 2012, the Company declared a 2011 fourth quarter cash dividend of $0.135 per common share paid on May 1, 2012 to stockholders of record as of April 17, 2012, which was treated as a 2012 distribution.

Equity Plan

In June 2007, we adopted the Care Investment Trust Inc. Equity Plan (the “Equity Plan”), as amended in December 2011, which provides for the issuance of equity-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock awards and other awards based on our common stock that may be made by us to our directors and executive officers, employees and to our advisors and consultants who are providing services to us as of the date of the grant of the award. Shares of common stock issued to our independent directors in respect to their annual retainer fees are issued under this plan.

The Equity Plan will automatically expire on the 10th anniversary of the date it was adopted. Care’s Board of Directors may terminate, amend, modify or suspend the Equity Plan at any time, subject to stockholder approval in the case of certain amendments as required by law, regulation or stock exchange.

We reserved 700,000 common shares for future issuances under the Equity Plan. As of December 31, 2012, 156,606 common shares remain available for future issuance.

Restricted Stock Units (RSUs):

On December 31, 2012, the Company granted and issued 33,600 RSUs, which vest ratably over three years, to certain of its officers and employees as part of bonus compensation. The fair value on the grant date of December 31, 2012 was approximately $0.3 million based on a share price of $7.50 per common share. The impact was de minimis on the compensation expense and there was no impact on diluted earnings per share of the Company for the year ended December 31, 2012.

On January 3, 2012, the Company issued 100,153 RSUs, which vest ratably over three years, to certain of its officers and employees as part of bonus compensation. The fair value on the grant date of December 30, 2011 was approximately $0.7 million based on a share price of $6.50 per common share. The impact was de minimis on the compensation expense and diluted earnings per share of the Company for the year ended December 31, 2011. For the year ended December 31, 2012, dividend equivalent distributions were made to the holders of the unvested RSUs of approximately $46,000.

In conjunction with the resignation of Steven M. Sherwyn as the Company’s Chief Financial Officer and Treasurer, effective June 23, 2012, 30,769 restricted stock units were forfeited that were previously granted to him during his employment. The restricted stock units are available for future issuance under the Equity Plan.

Long-Term Equity Incentive Programs:

On May 12, 2008, the Company’s Compensation Committee approved a three-year performance share plan (the “Performance Share Plan”). Under the Performance Share Plan, a participant is granted a number of performance shares or units, the settlement of which will depend on the Company’s achievement of certain pre-determined financial goals at the end of the three year performance period. Any shares received in settlement of the performance award were to be issued out of the Company’s Equity Plan. The Committee established threshold, target and maximum levels of performance. If the Company met the threshold level of performance, a participant earned 50% of the performance share grant, if it met the target level of performance, a participant earned 100% of the performance share grant and if it achieved the maximum level of performance, a participant earned 200% of the performance share grant. As of December 31, 2012, there were no unvested performance share awards outstanding.

Shares Issued to Officers and Employees:

In conjunction with the Tiptree Transaction and as part of internalizing management, the Company entered into employment arrangements with five employees in November 2010. As part of their compensation, the employees were granted 73,999 immediately vested shares of common stock that were issued on January 3, 2011. The aggregate fair value of the shares granted was approximately $0.4 million and was recorded as compensation expense in the fourth quarter of 2010.

In conjunction with the resignation of Steven M. Sherwyn as the Company’s Chief Financial Officer and Treasurer, effective June 25, 2012, pursuant to a stock repurchase agreement by and between the Company and Mr. Sherwyn, on June 25, 2012 the Company repurchased 10,000 shares of its common stock owned by Mr. Sherwyn at fair market value of $7.15 per common share. The repurchased shares are available for future issuance.

Shares Issued to Directors for Board Fees:

In 2012 and 2011, we issued an aggregate of 10,684 and 9,853 immediately vested shares of common stock, respectively, with a combined aggregate fair value of approximately $75,000 and $56,000, respectively, to our independent directors as part of their annual retainer. Additionally, we issued 4,443 shares of immediately vesting common stock with a combined aggregate fair value of approximately $33,000 to our independent directors as partial compensation for participating on the special committee formed in September 2012 to evaluate the Contribution Transactions as described in Note 1 to the consolidated financial statements.

Each independent director receives an annual base retainer of $50,000, payable quarterly in arrears, of which 70% is paid in cash and 30% in immediately vested shares of Care common stock. Shares issued as part of the annual retainer are included in general and administrative expense.

A summary of Care’s nonvested shares as of December 31, 2012 and 2011, and the changes during the years then ended is as follows:

	Grants to Directors(1)	Grants to Employees and Non-Employees(1)	Total Grants	Weighted Average Grant Date Fair Value(2)
Balance at January 1, 2011	—	—	—	$—
Granted	9,001	100,153	109,154	$6.48
Vested	(9,001)	—	(9,001)	$6.24
Forfeited	—	—	—	$—

Balance at December 31, 2011	—	100,153	100,153	$6.50
Granted	12,823	33,600	46,423	$7.44
Vested	(12,823)	—	(12,823)	$7.27
Forfeited	—	(30,769)	(30,769)	$6.50
Balance at December 31, 2012	—	102,984	102,984	$6.83

(1)	Grants include RSUs and common stock issuances.
(2)	Weighted average grant-date fair value is based on the Company’s share price on the date of the grant.

As of December 31, 2012, there was approximately $0.6 million of total unrecognized compensation cost related to nonvested restricted stock units. This cost is expected to be recognized over a period of three years.

Manager Equity Plan

In June 2007, the Company adopted the Care Investment Trust Inc. Manager Equity Plan, which provides for the issuance of equity-based awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock awards and other awards based on our common stock that may be made by us to our Advisor. Our Advisor may make awards to its employees and employees of its affiliates which are in the form of or based on the shares of our common stock acquired by our Advisor under the Manager Equity Plan, in which case our Advisor will make all determinations concerning the eligible employees of our Manager and its affiliates who may receive awards, which form the awards will take, and the terms and conditions of the awards.

The Manager Equity Plan will automatically expire on the 10th anniversary of the date it was adopted. Care’s Board of Directors may terminate, amend, modify or suspend the Manager Equity Plan at any time, subject to stockholder approval in the case of certain amendments as required by law, regulation or stock exchange.

We reserved 1,325,635 common shares for future issuances under the Manager Equity Plan. As of December 31, 2012, 134,629 common shares remain available for future issuances, which is net of 652,500 shares that are reserved for potential issuance upon conversion of the 2008 Warrant.

Shares Issued to Advisor:

During 2012, 49,573 immediately vested shares of common stock with a grant-date fair value of $6.95 per share and an aggregate fair value of approximately $0.3 million were granted to TREIT as part of their incentive fee for the fourth quarter of 2011. During 2011, the Company issued in the aggregate 22,716 shares of common stock with a weighted average grant-date fair value of $6.32 per share and a combined aggregate fair value of approximately $0.1 million to our Advisor in conjunction with the quarterly incentive fee due under the Services Agreement (see Note 8 to the consolidated financial statements).

Note 11 — Income (Loss) per share (in thousands, except share and per share data)

	Year Ended
	December 31, 2012	December 31, 2011
Net income (loss) per share of common stock
Net income (loss) per share, basic	$(0.05)	$1.63
Net income (loss) per share, diluted	$(0.05)	$1.60
Numerator:
Net income (loss)	$(510)	$16,534
Less: Allocation to participating securities	(46)	—

Net income (loss) allocated to common stockholders, basic and diluted	$(556)	$16,534

Denominator:
Weighted average common shares outstanding, basic	10,209,497	10,154,372
Shares underlying warrant	—	12,367
Shares underlying OP Units	—	143,026

Weighted average common shares outstanding, diluted	10,209,497	10,309,765

For the year ended December 31, 2012, diluted loss per share excludes the effect of 102,984 outstanding unvested RSUs, which were granted to certain officers and employees on December 31, 2012 and December 30, 2011, as they were anti-dilutive. The RSUs granted on December 30, 2011 did not affect net income or weighted average common share for fiscal 2011. The RSUs are participating securities.

For the year ended December 31, 2011, diluted income per share includes the effect of 19,626 net common shares pertaining to the Cambridge Warrant issued on April 15, 2011 under the Omnibus Agreement. As described in Note 5 to the consolidated financial statements, pursuant to the First Amendment to the Omnibus Agreement, the Cambridge Warrant was canceled on November 30, 2011.

For the year ended December 31, 2011, diluted net income per share includes the effect of 501,966 common shares pertaining to the original partnership units issued to Cambridge that were held in escrow prior to being restructured on April 15, 2011 in conjunction with the Omnibus Agreement, when they were no longer redeemable for or convertible into shares of our common stock (see Note 5 to the consolidated financial statements).

All periods above exclude the dilutive effect of the 2008 Warrant convertible into 652,500 shares because the exercise price was more than the average market price during such periods.

Note 12 — Commitments and Contingencies

The table below summarizes our remaining annual contractual obligations as of December 31, 2012 (in millions).

	2013	2014	2015	2016	2017	Thereafter	Total
Mortgage notes payable and related interest	$7.5	$7.5	$81.4	$1.0	$1.0	$17.0	$115.3
Base Service Fee Obligations(1)	0.5	—	—	—	—	—	0.5
Operating Lease Obligations(2)	0.2	0.2	0.2	0.2	0.2	0.3	1.5

Total	$8.2	$7.7	$81.6	$1.2	$1.2	$17.3	$117.3

(1)	TREIT base service fee, subject to increase or decrease based on changes in stockholders’ equity. The termination fee payable to TREIT in the event of non-renewal of the Services Agreement by the Company is not fixed and determinable and is therefore not included in the table.
(2)	Minimum rental obligations for Company office lease.

For the years ended December 31, 2012 and 2011, rent expense for the Company’s office lease was approximately $0.2 million and $0.2 million, respectively.

Acquisitions Activity

On September 12, 2012, we entered into a Purchase Agreement with Juniper to acquire, through twelve wholly-owned single purpose limited liability company subsidiaries 100% of the real estate and operating assets of seven assisted living and memory care facilities located in New Jersey, Colorado and Pennsylvania from Juniper for an aggregate purchase price of $106.5 million (subject to adjustment). In conjunction with the Purchase Agreement, we paid $0.5 million as earnest money towards the purchase price into an escrow account.

On October 12, 2012, the Company exercised its right under the Purchase Agreement to terminate the Purchase Agreement and seek a return of its purchase price earnest money, which the Company received in full. The Company incurred approximately $1.0 million in transaction expenses during the year ended December 31, 2012 related to the Juniper transaction. These expenses are included in marketing, general and administrative expenses on the Consolidated Statements of Operations. Following the termination of the Purchase Agreement, there are no further obligations under the contract and no outstanding claims exist.

Litigation

Care is not presently involved in any material litigation or, to our knowledge, is any material litigation threatened against us or our investments, other than routine litigation arising in the ordinary course of business. Management believes the costs, if any, incurred by us related to litigation will not materially affect our financial position, operating results or liquidity.

Cambridge Litigation

On November 25, 2009, we filed a lawsuit in the U.S. District Court for the Northern District of Texas against Mr. Jean-Claude Saada and 13 of his companies (the “Saada Parties”), seeking various declaratory judgments relating to our various partnership agreements with respect to the Cambridge Portfolio. Saada brought a number of counterclaims against us.

On April 14, 2011 (effective April 15, 2011) we settled all litigation with the Saada Parties and the Cambridge entities, and all litigation between the parties was dismissed with prejudice, ending the litigation.

Stockholder IPO Litigation

On September 18, 2007, a class action complaint for violations of Federal securities laws was filed in the United States District Court, Southern District of New York alleging that the Registration Statement relating to the initial public offering of shares of our common stock, filed on June 21, 2007, failed to disclose that certain of the assets in the contributed portfolio were materially impaired and overvalued and that we were experiencing increasing difficulty in securing our warehouse financing lines. Upon the conclusion of discovery, Care filed a motion for summary judgment. By Opinion and Order dated December 22, 2010, the Court granted Care summary judgment motion in its entirety and directed the Clerk of the Court to enter judgment accordingly.

On January 11, 2011, the parties entered into a stipulation ending the litigation. In the stipulation: (i) plaintiffs waived any and all appeal rights that they had in the action, including, without limitation, the right to appeal any portion of the Court’s Opinion and Order granting Care’s summary judgment or the judgment entered by the Clerk; (ii) Care waived any and all rights that they had to seek sanctions of any form against plaintiffs or their counsel in connection with the action; and (iii) each party agreed it would bear its own fees and costs in connection with the action. The stipulation was so ordered by the Court on January 12, 2011, bringing the litigation to a close.

Note 13 — Subsequent Events

Share Issuances, Repurchases and Withholdings

On January 3, 2013, we issued 15,712 immediately vested shares of common stock (net of all applicable tax withholding) with a combined aggregate fair value of approximately $117,840 to our employees as part of the annual vesting of one-third of the 2011 RSU grants.

In conjunction with the resignation of Joseph B. Sacks as the Company’s Principal Accounting Officer and Controller, effective January 31, 2013, 4,358 restricted stock units were forfeited that were previously granted to him during his employment. The restricted stock units are available for future issuance under the Equity Plan. In addition, pursuant to a stock repurchase agreement by and between the Company and Mr. Sacks, on January 30, 2013, the Company repurchased 302 shares of its common stock owned by Mr. Sacks at fair market value of $7.50 per common share. The repurchased shares are available for future issuance.

Acquisitions

Calamar Senior Apartments Portfolio

Effective as of February 1, 2013, we acquired a 75% interest in a newly formed Limited Liability Company (“Care Cal JV LLC”) whose subsidiaries own two senior housing apartment buildings located in New York containing an aggregate 202 units. Affiliates of Calamar Enterprises, Inc. (“Calamar”), a full service real estate organization with construction, development, management, and finance and investment divisions, developed the properties and own a 25% interest in Care Cal JV LLC. Simultaneously with the acquisition, we entered into a management agreement with a term of ten years with affiliates of Calamar for the management of the properties. A joint venture agreement provides that the properties may be marketed for sale after a seven year lockout subject to additional provisions.

Care receives a preference on interim cash flows and sales proceeds and Calamar’s management fee is subordinate to such payments. The aggregate valuation of the properties was $23.3 million. The Company incurred approximately $0.1 million in transaction expenses during the year ended December 31, 2012 related to the Calamar transaction. These expenses are included in marketing, general and administrative expenses on the Consolidated Statements of Operations. In connection with the transaction, Care received a right of first offer to acquire four additional senior communities owned by Calamar.

The properties are encumbered by two separate loans from Liberty Bank with an aggregate debt balance of approximately $18.3 million (the “Calamar Loans”). One loan had a principal balance of approximately $7.7 million at the time of acquisition and amortizes over 30 years, with a fixed interest rate of 4.5% through maturity in February 2020. The second loan had a principal balance of approximately $10.6 million at the time of acquisition and also amortizes over 30 years, with a fixed interest rate of 4.0% through maturity in August 2019.

The Calamar Loans are secured by separate first priority deeds of trust on each of the properties. The Calamar Loans are non-recourse to the Company except for certain non-recourse carveouts (customary for transactions of this type), as provided in the related guaranty agreements for each Calamar Loan. Each Calamar Loan contains typical representations and covenants for loans of this type. A breach of the representations or covenants could result in a default under each of the Calamar Loans, which would result in all amounts owing under the applicable Calamar Loan to become immediately due and payable.

The Company, at the time of the issuance of these financial statements, is unable to make the disclosures required in ASC 805-10-50-2 as the initial accounting for the business combination between the Company and Calamar is incomplete. The required disclosures will be made in the Company’s subsequent quarterly filing on Form 10-Q following the completion of the acquisition.

Loan Investment

On March 1, 2013, we purchased the remaining approximately two-thirds interest (with a principal outstanding balance of approximately $21.8 million on the date of acquisition) in the syndicated loan in which we held an approximately one-third interest for approximately $17.3 million. See Note 4 to the consolidated financial statements for further description of the loan investment.

Dividend Declaration

On March 21, 2013, the Company declared a cash dividend of $0.135 per share of common stock with respect to the fourth quarter of 2012 that will be paid on April 18, 2013 to stockholders of record as of April 4, 2013.

ITEM 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

ITEM 9A.  Controls and Procedures

We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our filings under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and to ensure that such information is accumulated and communicated to our management, including our Chief Executive Officer and Principal Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. We also have investments in unconsolidated entities which are not under our control. Consequently, our disclosure controls and procedures with respect to these entities are necessarily more limited than those we maintain with respect to our consolidated subsidiaries. Notwithstanding the foregoing, no matter how well a control system is designed and operated, it can provide only reasonable, not absolute, assurance that it will detect or uncover failures within our Company to disclose material information otherwise required to be set forth in our filings under the Exchange Act.

Our management, with the participation of our Chief Executive Officer, who is also our Principal Financial Officer, has evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e) of the Exchange Act) as of December 31, 2012. Based upon that evaluation, our Chief Executive Officer, who is also our Principal Financial Officer have concluded that, as of December 31, 2012, our disclosure controls and procedures were effective in causing material information relating to us to be recorded, processed, summarized and reported by management on a timely basis and ensuring the quality and timeliness of our public disclosures with SEC disclosure obligations.

Changes in Internal Controls over Financial Reporting

There has been no change in our internal control over financial reporting, as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f), during the three months ended December 31, 2012, that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Management’s Annual Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting for the Company. The Company’s internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that:

(i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company;

(ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of consolidated financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and

(iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of the effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies and procedures included in such controls may deteriorate.

The Company conducted an evaluation of the effectiveness of its internal control over financial reporting based upon the framework in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based upon such evaluation, our management concluded that our internal control over financial reporting was effective as of December 31, 2012.

Our Independent auditor did not conduct an audit of or render any report with respect to our internal control over financial reporting as of December 31, 2012 because we are neither an accelerated filer nor a large accelerated filer.

ITEM 9B.	Other Information

None.

Part III

ITEM 10.    Directors, Executive Officers and Corporate Governance.

Executive Officers

The background information regarding Mr. Barnes, the Executive Chairman of our Board of Directors, Mr. Kauffman, the Vice Chairman of our Board of Directors and Mr. Riso, our President and Chief Executive Officer, is below under “Directors.”

Directors

Set forth in the table below is the name, age, title and tenure of each director of the Company as of March 15, 2013, followed by a summary of each director’s background and principal occupations.

Name	Age	Director Since
Michael G. Barnes (Chairman of the Board)	46	2010
Geoffrey N. Kauffman (Vice Chairman of the Board)	54	2010
William A. Houlihan (Chairman of the Audit Committee & Lead Director)	57	2010
Jonathan Ilany	59	2010
Salvatore (Torey) V. Riso, Jr. (President and CEO)	50	2010
J. Rainer Twiford (Chairman of the Compensation, Nominating & Governance Committee)	60	2007
Jean-Michel (Mitch) Wasterlain	55	2011

Michael G. Barnes has been a member of our Board of Directors since August 2010, and he currently serves as the Chairman of our Board of Directors as well as the Executive Chairman of our Company and as a member of our Executive Committee. He is currently Executive Chairman of Tiptree Financial Partners, L.P. (“Tiptree”) and is a founding partner of Tricadia Holdings, L.P. (“Tricadia”) and its affiliated companies, which are privately held and provide investment management services. Tiptree is the ultimate parent of TREIT Management, LLC (“TREIT”), which provides advisory services to us pursuant to a Services Agreement (as discussed herein). Prior to the formation of Tricadia in 2003, Mr. Barnes spent two years as Head of Structured Credit Arbitrage within UBS Principal Finance LLC, a wholly owned subsidiary of UBS Warburg, which conducts proprietary trading on behalf of the firm. Mr. Barnes joined UBS in 2000 as part of the merger between UBS and PaineWebber Inc. Prior to joining UBS, Mr. Barnes was a Managing Director and Global Head of the Structured Credit Products Group of PaineWebber. Prior to joining PaineWebber in 1999, he spent 12 years at Bear, Stearns & Co. Inc., the last five of which he was head of their Structured Transactions Group. Mr. Barnes received his A.B. from Columbia College.

Mr. Barnes was selected and qualified to serve as a member of our Board of Directors because of his extensive experience in asset management, including the management of credit assets, real estate, and for his experience in developing emerging and transitional companies.

Geoffrey N. Kauffman has been a member of our Board of Directors since August 2010, and he currently serves as the Vice Chairman of our Board of Directors as well as the Executive Vice Chairman of our Company and as a member of our Executive Committee. He is currently the President and Chief Executive Officer of Tiptree. Tiptree is the ultimate parent of TREIT, which provides advisory services to us pursuant to a Services Agreement (as discussed herein). Beginning in 2005, Mr. Kauffman was a Managing Director of Tricadia where he was responsible for, among other things, launching businesses such as Tiptree. Mr. Kauffman was made a partner of Tricadia in 2011, and remains a partner though he does not engage in any investment advisory activities related to Tricadia. Prior to joining Tricadia, from 2002 to 2004, Mr. Kauffman was a partner with the Shidler Group in a similar capacity, with his primary focus being the development of a Credit Derivative Products Company (CDPC). Before joining the Shidler Group, from 1997 to 2001, Mr. Kauffman was involved in the launch of the CGA Group of companies, which originated financial guarantee contracts. From 1997 through 1999, he was the President, Chief Underwriting Officer and Principal Representative of CGA Bermuda, Ltd, the CGA Group’s Bermuda based insurance subsidiary. From 2000 to 2001, he was the President and Chief Executive Officer of CGA Investment Management. Prior to joining CGA, Mr. Kauffman was at AMBAC and the MBIA / AMBAC International joint venture in 1995 and 1996, where he helped develop their international structured finance department. Prior to AMBAC, from 1989 to 1995, Mr. Kauffman was with FGIC’s ABS group and helped establish that business, focusing on CDOs, asset backed securities and multi-seller conduit programs. Prior to FGIC, Mr. Kauffman worked in the Investment Banking Division of Marine Midland Bank (now HSBC), where he focused on middle-market mergers and acquisitions and structured finance. Mr. Kauffman holds a B.A. (Psychology) from Vassar College and an M.B.A. (Finance) from Carnegie Mellon University.

Mr. Kauffman was selected and qualified to serve as a member of our Board of Directors because of his significant and diverse experience in financial transactions, particularly credit transactions, and real estate, as well as his experience in developing emerging and transitional companies.

William A. Houlihan has been a member of our Board of Directors since August 2010, and he currently serves as Chairman of our Audit Committee and as our Lead Director. Mr. Houlihan has more than 30 years of business and financial experience. Since March 2013, Mr. Houlihan has been Chief Financial Officer of Amalgamated Bank. Since September 2009, he has served on the Board of Directors and as the financial expert on the Audit Committee of First Physicians Capital Group, Inc. (OTC: FPCG), a publicly-traded company that provides services to and owns investments in small hospitals. Since 1998, Mr. Houlihan has served on the Board of Directors of the James G. Houlihan Family Second Limited Partnership, a privately-held company that owns investments in commercial real estate assets. Mr. Houlihan served on the Board of Directors of SNL Financial, a privately-held company that maintains database financial information on financial institutions, REITs, energy, media and other companies, from November 2003 until June 2010. During an eight-year period from 2001 through 2008, Mr. Houlihan was a private investor while he served as transitional Chief Financial Officer for several distressed companies: Sixth Gear, Inc. from October 2007 to November 2008, Sedgwick Claims Management Services from August 2006 until January 2007, Metris Companies from August 2004 to January 2006, and Hudson United Bancorp from January 2001 to November 2003. Mr. Houlihan also worked as an investment banker at UBS from June 2007 to September 2007, J.P. Morgan Securities from November 2003 to July 2004, KBW, Inc. from October 1996 to January 2001, Bear, Stearns & Co., Inc. from April 1991 to October 1996, and Goldman Sachs & Co. from June 1981 to April 1991. He also held several auditing and accounting positions from June 1977 through June 1981. Mr. Houlihan received a B.S., Magna Cum Laude in Accounting in 1977 from Manhattan College, became licensed as a Certified Public Accountant in 1979, and received his M.B.A. in Finance in 1983 from New York University Graduate School of Business.

Mr. Houlihan was selected and qualified to serve as a member of our Board of Directors because of his diverse financial experience, including his service on the boards of directors of several small capitalization, high-growth companies, as chief financial officer of transitional public and privately-held companies and his extensive accounting background.

Jonathan Ilany has been a member of our Board of Directors since August 2010. He has been Chairman of the Board of Directors of Reliance First Capital, a privately owned mortgage company, since 2008. Since November 2011, Mr. Ilany has served as a director of Rescap, a subsidiary of Ally Bank. Since 2005, Mr. Ilany has been a private investor and passive partner at Mariner Investment Group. Mr. Ilany was a partner at Mariner Investment Group from 2000-2005, responsible for hiring and setting up new trading groups, overseeing risk management, and he was a senior member of the Investment Committee and Management Committee of the firm. From 1996-2000, Mr. Ilany was a private investor. From 1982-1995, Mr. Ilany was an employee of Bear Stearns & Co, of which he was nominated to the Board of Directors in 1988. From 1980-1982, Mr. Ilany worked at Merrill Lynch. From 1971-1975, Mr. Ilany served in the armored corps of the Israeli Defense Forces and he was honorably discharged holding the rank of First Lieutenant.

Mr. Ilany was selected and qualified to serve as a member of our Board of Directors because of his extensive experience in overseeing risk management and serving on the investment committee and management committee of a major investment firm, serving on the board of directors of various companies and his experience with investing in real estate and real estate-related assets.

Salvatore (Torey) V. Riso Jr. has served as our President and Chief Executive Officer since December 2009, and has been a member of our Board of Directors since November 2010 and also serves on our Executive Committee. Mr. Riso formerly served as our Secretary and Chief Compliance Officer from February 2008 until December 2009. He was employed by CIT Group from September 2005 through November 2010, serving as Senior Vice President and Chief Counsel of CIT Corporate Finance from March 2007 to November 2010. Prior to his position at CIT Corporate Finance, Mr. Riso served as Chief Counsel for CIT Healthcare LLC, our former external manager (“CIT Healthcare”), and CIT Commercial Real Estate. Between 1997 and 2005, Mr. Riso was in private legal practice in the New York office of Orrick Herrington & Sutcliffe LLP, where he worked in Orrick’s global finance practice group. Mr. Riso received a B.A. in economics and history cum laude from UCLA, as well as a J.D. from the Loyola Law School of Los Angeles.

Mr. Riso was selected and qualified to serve as a member of our Board of Directors because of his experience in legal and finance matters and because of his intimate knowledge of our Company.

J. Rainer Twiford has been a member of our Board of Directors since the consummation of our initial public offering in June 2007 and currently serves as Chairman of our Compensation, Nominating and & Governance Committee. Since 1999, Mr. Twiford has been president of Brookline Partners, Inc., an investment advisory company. Prior to joining Brookline Partners, Mr. Twiford was a partner of Trammell Crow Company from 1987 until 1991. Mr. Twiford is currently a director of IPI, Inc. and Tracon Pharmaceuticals, and previously served on the Board of Directors of a children’s behavioral health company. Mr. Twiford received a B.A. and a Ph.D. from the University of Mississippi, an M.A. from the University of Akron and a J.D. from the University of Virginia.

Mr. Twiford was selected and qualified to serve as a member of our Board of Directors because of his extensive, high-level experience in the financial industry.

Jean-Michel (Mitch) Wasterlain has been a member of our Board of Directors since September 2011. Since January 2013, Mr. Wasterlain has been a Managing Partner of Vanguardia Partners, a real estate investment and development firm. From July 2010 to December 2012, Mr. Wasterlain was a Managing Partner and Founder of Slate Realty Capital, a real estate merchant banking firm focused on three primary business lines including advisory services, debt and equity capital sourcing and principal investments. Prior to forming Slate Realty Capital, Mr. Wasterlain was President and CEO of ORIX Capital Markets, the US real estate and structured finance arm of ORIX Corporation (NYSE: ORIX). At ORIX, he was responsible for all investments in real estate debt, equity, and securities, as well as its special servicing business. In 2002, Mr. Wasterlain joined NorthStar Capital Investment to create a real estate debt investment platform, which led to the IPO of NorthStar Realty Finance Corporation (NYSE: NRF), a public REIT, in 2004. He served as Chief Investment Officer of NRF and President of NS Advisors and had direct responsibility for the securities investment business and for NRF’s capital markets financing activities. Prior to joining NorthStar, Mr. Wasterlain was a Managing Director of CGA Investment Management responsible for its real estate investment activities from 1996 to 2001, and previously worked in distressed real estate investing at ING Barings and in real estate investment banking at Lehman Brothers. Mr. Wasterlain holds an MBA from the Wharton School and a B.A. in Economics with Honors and Distinction from Stanford University. He is a Founding Member of the Board of Governors of the CRE Finance Council (formerly CMSA).

Mr. Wasterlain was selected and qualified to serve as a member of our Board of Directors because of his extensive, high-level experience in the financial services and real estate industries.

Audit Committee

Our Board of Directors has established an audit committee that meets the definition provided by Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. As set forth in the Company’s Audit Committee Charter, the Audit Committee is comprised of three of our independent directors: Messrs. Houlihan, Ilany and Twiford. Additionally, our Audit Committee members satisfy the definition of independence imposed by the NYSE Listed Company Manual and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Mr. Houlihan became Chairman of the committee in August 2010, and has been determined by our Board of Directors to be an “audit committee financial expert” as that term is defined in the 1934 Act.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and persons who own more than 10% of a registered class of our equity securities are required to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on our review of the copies of such reports furnished to us, all Section 16(a) filing requirements applicable to our executive officers, directors and persons who own more than 10% of a registered class of our equity securities were filed on a timely basis.

Code of Business Conduct, Code of Ethical Conduct and Board Committee Charters

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to our directors, executive officers (including our principal executive officer and principal financial and accounting officer) and employees, as well as employees of TREIT or its affiliates that provide services to us. The Code of Business Conduct and Ethics was designed to assist our directors, executive officers and employees, as well as employees of TREIT or its affiliates that provide services to us, in complying with the law, resolving moral and ethical issues that may arise and in complying with our policies and procedures. Among the areas addressed by the Code of Business Conduct and Ethics are compliance with applicable laws, conflicts of interest, use and protection of our Company’s assets, confidentiality, communications with the public, accounting matters, record keeping and discrimination and harassment. In addition, we have a Code of Ethical Conduct that applies to our senior officers and financial managers. The Code of Ethical Conduct provides principles to which senior officers and financial managers are expected to adhere and advocate, rules regarding individual and peer responsibilities, and responsibilities to other employees, us, the public and other stockholders. Like the Code of Business Conduct and Ethics, it is designed to assist the senior officers and financial managers comply with the law and resolve moral and ethical issues that may arise.

Our Code of Business Conduct and Ethics and our Code of Ethical Conduct are available on our website at http://www.carereit.com. Any amendment to or waiver of the Code of Business Conduct and Ethics or the Code of Ethical Conduct for a director, executive officer, officer or employee, as applicable, will be promptly disclosed to stockholders through the distribution of a press release, disclosure on our website and/or disclosure on a Current Report on Form 8-K or other comparable method.

Corporate Governance Documents Available at Our Website

We are committed to operating our business under strong and accountable corporate governance practices. You are encouraged to visit the corporate governance section of our corporate website at http://www.carereit.com to view or to obtain copies of the respective charters of our Audit Committee and Compensation, Nominating and Governance Committee, our Code of Business Conduct, Code of Ethical Conduct, Corporate Governance Guidelines and our Definition of an Independent Director.

ITEM 11.	Executive Compensation.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth information regarding the compensation paid to our executive officers by us in 2012 and 2011.

Summary Compensation Table 2012

				Stock	All Other
		Salary	Bonus	Awards(1)	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)
Salvatore (Torey) V. Riso, Jr.(2)	2011	$250,000	$265,000	$275,000	—	$790,000
President and Chief Executive Officer	2012	250,000	250,000	100,000	22,846	622,846
Steven M. Sherwyn(3)	2011	200,000	200,000	200,000	—	600,000
Chief Financial Officer and Treasurer	2012	100,000	—	—	8,308	108,308

(1)	Amounts recognized by the Company for financial statement reporting purposes in the fiscal years ended December 31, 2012, and December 31, 2011. See Note 10 to the Consolidated Financial Statements. In accordance with SEC rules, estimates of forfeitures related to service-based conditions have been disregarded.
(2)	The stock awards in the table above includes 42,308 restricted stock units issued to Mr. Riso on January 3, 2012 that had a grant date fair value of $275,000 based on our closing stock price on December 30, 2011 of $6.50 per share and was recognized by the Company as compensation expense for the fourth quarter of 2011 and 13,333 restricted stock units issued to Mr. Riso on December 31, 2012, that had a grant date fair value of approximately $100,000 based on our closing stock price on December 31, 2012 of $7.50 per share and was recognized by the Company as compensation expense for the fourth quarter of 2012. Each of the restricted stock unit awards vest annually in three equal installments on each of the grant date anniversaries upon continuous employment from the grant date until each of the respective grant date anniversaries. Other compensation in the table above represents dividend equivalent payments made on restricted stock units held by Mr. Riso.
(3)	The stock awards in the table above includes 30,769 restricted stock units issued to Mr. Sherwyn on January 3, 2012, that had a grant date fair value of $200,000 based on our closing stock price on December 30, 2011 of $6.50 per share and was recognized by the Company as compensation expense for the fourth quarter of 2011. Each of the restricted stock unit awards vest annually in three equal installments on each of the grant date anniversaries upon continuous employment from the grant date until each of the respective grant date anniversaries. Other compensation in the table above represents dividend equivalent payments made on restricted stock units held by Mr. Sherwyn. Mr. Sherwyn resigned as our Chief Financial Officer and Treasurer in June 2012 and per the terms of the restricted stock unit awards, all 30,769 restricted stock units were forfeited effective upon his resignation. Additionally, upon his resignation, the Company repurchased 10,000 shares previously issued to Mr. Sherwyn.

Narrative to Summary Compensation Table for 2012

The following discussion is intended to be read as a supplement to the “Summary Compensation Table” as well as the footnotes to such tables.

Employment Agreements

Beginning in November 2010 in conjunction with our transition from an externally managed REIT to a REIT with a hybrid structure, including internal management and a Services Agreement with TREIT, we entered into Employment Agreements with each of our named executive officers. We have summarized the material terms of these executive Employment Agreements under the caption “Executive Compensation — Potential Payments Upon Termination or Change in Control.” Mr. Sherwyn’s employment agreement is no longer in effect due to his resignation in June 2012.

Procedures for Compensation Decisions

At least annually, the CNG Committee establishes our corporate goals and objectives relevant to our Chief Executive Officer’s compensation, and reviews the Chief Executive Officer’s performance in light of such goals and objectives and evaluates and approves the performance of, and the compensation paid by the Company to, the Chief Executive Officer in light of such goals and objectives. In addition, the CNG Committee evaluates the compensation packages that are paid or awarded to our Chief Executive Officer and determines the appropriate elements of such compensation packages. With respect to the compensation of our executive officers other than the Chief Executive Officer, the Compensation Committee works with the Chief Executive Officer to conduct these evaluations. To this end, the Chief Executive Officer completes an evaluation of our other executive officers, makes recommendations regarding the compensation of the other executive officers, officers and employees and presents his evaluations and compensation recommendations to the Compensation Committee for its review.

Compensation Mix — 2012 Executive Compensation Program

Our 2012 executive compensation program consisted of three components, which are designed to be consistent with our compensation objectives: (i) base salary; (ii) annual cash performance bonus; and (iii) annual equity performance bonus, which are long-term equity incentive compensation awards. In structuring the 2012 executive compensation packages, the Board of Directors and the CNG Committee considered how each component promotes recruitment and retention of high-quality executive personnel and motivates our management team to meet and exceed corporate goals and objectives and, ultimately, enhance stockholder value. Some of the compensation elements, such as base salaries and annual cash performance bonuses, are paid on a short-term or current basis. Other elements, such as the annual equity performance bonuses are subject to multi-year vesting schedules, and are paid over a longer-term basis. We believe this mix of short-and long-term compensation allows us to achieve our goals of attracting, retaining and motivating our top executive officers. A substantial portion of the cash-based compensation is comprised of an annual cash bonus that is dependent on each of our executive officers’ performance and the performance of the Company as a whole.

Base Salary: We set base salaries at levels that compensate executive officers for their skill, experience and contributions to our Company. In 2012, Mr. Riso received a base salary of $250,000 and Mr. Sherwyn received a base salary of $100,000 through the date of his resignation as Chief Financial Officer and Treasurer of the Company in June 2012.

Annual Cash Performance Bonus: Annual cash bonuses are primarily intended to motivate executive officers to achieve specific operational and financial objectives. The Employment Agreements entered into by our executive officers provide for annual cash bonus guidelines that range from $200,000 to $300,000 for Mr. Riso and from $100,000 to $200,000 for Mr. Sherwyn. For 2012, the targets set by the CNG Committee were primarily driven by the continued implementation and execution of the Company’s articulated strategy to develop relationships with best-in-class regional operators that would enable the Company to develop a strong pipeline of acquisition prospects for deployment of its cash. For 2012, Mr. Riso received a cash performance bonus of $250,000 and Mr. Sherwyn received no cash performance bonus as a result of his departure in June 2012.

Annual Equity Performance Bonus: Annual equity bonuses are long-term compensation awards designed to align the interests of our executive officers with those of our stockholders. The equity awards granted to our executive officers are generally subject to time-based vesting requirements designed to promote the retention of management and are intended to align the long-term performance and interests of management to that of our stockholders. The Employment Agreements entered into by our executive officers provide for annual equity bonus guidelines that range from $125,000 to $375,000 for Mr. Riso and from $150,000 to $250,000 for Mr. Sherwyn. The methodology upon which the annual equity bonuses are awarded are the same as those for annual cash bonuses. Such long-term equity incentive compensation awards may consist of restricted stock, stock options, stock appreciation rights or other types of equity bonus awards, as determined by the CNG Committee and awarded pursuant to the 2007 Care Investment Trust Inc. Equity Plan (the “Equity Plan”) or any other equity incentive plan in effect at the time. For 2012, Mr. Riso received an equity performance bonus of approximately $100,000 awarded in the form of restricted stock units that vest annually in three equal installments on each of the grant date anniversaries beginning December 31, 2013 upon continuous employment from the grant date until each of the respective grant date anniversaries. For 2012, Mr. Sherwyn received no equity performance bonus as a result of his departure in June 2012. Upon his departure, Mr. Sherwyn forfeited all of the 30,769 restricted stock units that he held at the time of his resignation, and the Company repurchased 10,000 shares previously issued to Mr. Sherwyn.

Outstanding Equity Awards at Fiscal Year End for 2012

The following table sets forth certain information with respect to all outstanding Care equity awards held by each named executive officer at the end of the fiscal year ended December 31, 2012.

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Salvatore (Torey) V. Riso, Jr. (1)	55,641	$417,308	—	—
Steven M. Sherwyn(2)	0	0	—	—

(1)	On January 3, 2012, 42,308 restricted stock units were issued to Mr. Riso that had a fair value of $275,000 based on our closing stock price on December 30, 2011 of $6.50 per share and 13,333 restricted stock units issued to Mr. Riso on December 31, 2012, that had a grant date fair value of approximately $100,000 based on our closing stock price on December 31, 2012 of $7.50 per share. Each of the restricted stock unit awards vest annually in three equal installments on each of the grant date anniversaries upon continuous employment from the grant date until each of the respective grant date anniversaries.
(2)	On January 3, 2012, 30,769 restricted stock units were issued to Mr. Sherwyn that had a fair value of $200,000 based on our closing stock price on December 30, 2011 of $6.50 per share that were to vest annually in three equal installments on each of the issue date anniversaries beginning January 3, 2013 upon continuous employment from the issue date until each of the respective issue date anniversaries. Mr. Sherwyn resigned as Chief Financial Officer and Treasurer of Care in June 2012. Upon his departure, he forfeited all of the 30,769 restricted stock units that he held at the time of his resignation.

Option Exercises and Stock Vested

We have not granted any stock options. No executive officer’s restricted shares vested during the fiscal year ended December 31, 2012.

Retirement Plans

Our executive officers and other members of our Company are eligible to participate in a 401(k) plan up to the maximum amount permitted under the Internal Revenue Code of 1986, as amended, or the Code.

Termination and Change-in-Control Arrangements

Under the Employment Agreements, our executive officers are entitled to payments and benefits upon the occurrence of specified events including termination of employment. The specific terms of these arrangements are discussed under the heading “Potential Payments Upon Termination or Change in Control.” The terms of these arrangements were negotiated as a part of the Employment Agreements and were considered reasonable in light of our intention to retain Mr. Riso and recruit Mr. Sherwyn to join our Company.

Pension Benefits

Our named executive officers received no benefits in fiscal year 2012 from us under defined pension or defined contribution plans.

Nonqualified Deferred Compensation

Our Company does not have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for our named executive officers.

Other Plans, Perquisites and Benefits

\With limited exceptions, the CNG Committee’s policy is to provide benefits to executive officers that are substantially the same as those offered to other officers and employees of our company. In 2011 and 2012, we did not provide our executive officers with any perquisites or personal benefits.

Potential Payments Upon Termination or Change in Control

Severance and Other Benefits Upon Termination of Employment

As described above, the Employment Agreements we have entered into with our executive officers provide that our executive officers will receive a base salary, a one-time incentive payment, an annual cash performance bonus (if certain performance metrics are achieved) and an annual equity performance bonus (if certain performance metrics are achieved), and allow the executive officers to participate in benefit plans and retirement plans of the Company that are generally available to the other officers and employees of the Company. The term of each Employment Agreement ends on December 31, 2013; thereafter, the employment period shall be automatically extended for subsequent one-year periods unless written notice to the contrary is given by either Care or the executive officer at least ninety days prior to the expiration of the employment or renewal period. However, the employment period is subject to earlier termination. The circumstances under which early termination is possible and the payments the executive officers will receive upon termination are discussed in more detail below.

The executive officers agreed that during their employment and for two years following the date of termination, the executive officers shall not, directly or indirectly, solicit or induce any officer, director, employee, consultant, agent or joint venture partner of the Company or any of its affiliates to terminate his, her or its employment or other relationship with the Company or any of its affiliates for the purposes of associating with any competitor of the Company or any of its affiliates. Additionally, the executive officers agreed that for the one-year period following the termination of their employment by either party for any reason (other than (i) expiration of the term of the Employment Agreement due to the Company’s notice not to renew the Employment Period, (ii) termination by the Executive with Good Reason, or (iii) termination by the Company or the Executive without cause), he will not engage, directly or indirectly, whether as principal, agent, representative, consultant, employee, partner, stockholder, limited partner, other investor or otherwise, within the United States, in any business that competes directly with the principal businesses conducted by the Company as of the date of termination, as defined in the Employment Agreements. The executive officers have also agreed that they will hold in confidence for the benefit of the Company, all of the information and business secrets in respect of the Company and its affiliates, and they will not, at any time before or after their employment ends, willfully use, disclose or divulge any such information, with a few limited exceptions as set forth in the Employment Agreements. Additionally, they have agreed that any Intellectual Property developed by them during their employment is, and will always remain, solely the property of the Company and that the executive officers shall have no rights to such Intellectual Property.

The Employment Agreements contain certain definitions and provisions that permit us to terminate the executive officers for or without “cause,” which is generally defined to mean that any of the following events occurred:

(i) the conviction of, or a plea of nolo contendere by, the executive officers for the commission of: (1) a felony, (2) any crime involving moral turpitude, deceit, dishonesty or fraud or (3) any crime resulting in the executive officer’s incarceration which our Board of Directors determines to be detrimental to the best interests of the Company;

(ii) continuing willful failure by the executive officer for ten business days to substantially perform his duties under the Employment Agreement (other than such failure resulting from the executive officer’s incapacity due to physical or mental illness or subsequent to the issuance of a notice of termination by executive for good reason) after demand for substantial performance is delivered by the Company in writing that specifically identifies the manner in which the Company believes the executive officer has not substantially performed his duties; or

(iii) the executive officer’s theft or fraud relating to the executive officer’s employment or the business of the Company or its subsidiaries, willful misconduct that is injurious to the Company or its subsidiaries, or willful violation of any law, rule, regulation or policy with respect to a material aspect of the business of the Company.

Under the Employment Agreements, an executive officer may terminate his employment for “good reason” within thirty days after the occurrence, without his written consent, of one of the following events that has not been cured within ten business days after written notice thereof has been given by the executive officer to the Company:

(i) the assignment to the executive officer of duties materially inconsistent with his status as, or removal of any title of Chief Executive Officer and President (for Mr. Riso) or Chief Financial Officer (for Mr. Sherwyn);

(ii) the Executive Officer is directed to directly report to a person other than the Chief Executive Officer (in the case of Mr. Sherwyn), the Board of Directors or a committee thereof (unless the Employment Agreement is assigned to an external management company);

(iii) a reduction by the Company in the executive officer’s base salary, annual cash bonus opportunity or annual equity bonus opportunity, or a material failure by the Company to pay or provide any base salary or contractually committed cash or equity bonus payment or amounts when due;

(iv) the requirement by the Company that the principal place of performance of the executive officer’s services be at a location more than 50 miles from the primary office of the executive officer as of the effective date of the Employment Agreement; or

(v) a material failure by the Company to comply with any material provision of the Employment Agreement.

If the executive officers’ employment is terminated for any reason (including the Company’s notice not to renew the Employment Period and a termination by an executive officer for good cause), except for a termination due to the executive officer’s notice not to renew the employment or renewal period upon expiration of the term of employment, by us for cause, or by the executive officer without a good reason or on account of death or disability, the executive officers will be entitled to the following from us not later than 30 days after the date of termination (or such earlier time as may be required by applicable law): (i) Base Salary (at the rate in effect at the time notice of termination is given) through the date of termination to the extent theretofore unpaid, (ii) the value of any vacation days earned but unused through the date of termination, and (iii) reimbursement for all business expenses properly incurred in accordance with Company policy prior to the date of termination and not yet reimbursed by the Company (collectively, the “Accrued Obligations”). The executive officer shall also be entitled to: (i) the greater of (1) 12 months or (2) the number of whole months between the termination date and February 1, 2013 of such executive officer’s base salary at the rate in effect at the time of termination from us not later than 30 days after the date of termination; (ii) health benefits until the earlier of (1) the 12 month anniversary of the date of termination and (2) the date upon which executive receives similar health benefits or is eligible to receive them from a subsequent employer; (iii) full vesting of the Company’s equity awards as of the termination date and (d) continuing exercisability of all stock options and stock appreciation rights for the lesser of (1) 12 months after the date of termination or (2) the remainder of their term.

If our executive officers’ employment terminates on account of death or disability, the executive officers or their estates shall be entitled to the following (as defined in the respective Employment Agreements): (i) the Accrued Obligations from us not later than 30 days after the date of termination (or such earlier time as may be required by applicable law); (ii) not later than 30 days after the date of termination, a pro-rated Annual Cash Bonus and Annual Equity Bonus based upon the number of days in the year of termination through the date of termination relative to 365 days, assuming for such purposes the performance targets applicable to the Annual Cash Bonus and the Annual Equity Bonus have been satisfied at the Target Bonus Level for the year in which the date of termination occurs; (iii) health benefits for 12 months following the date of termination; (iv) full vesting of all Company equity awards as of the date of termination; and (v) continuing exercisability of all stock options and stock appreciation rights for the lesser of (1) 12 months after the date of termination or (2) the remainder of their term.

If our executive officers are terminated due to the executive officer’s notice not to renew the employment period or renewal period upon expiration of their term of employment, by us for cause or if our executive officer’s employment shall be terminated by the executive officer without Good Reason, the executive officers will be entitled to the Accrued Obligations from us not later than 30 days after the date of termination (or such earlier time as may be required by applicable law) and the Company shall have no additional obligations to the executive officers.

In addition to the benefits described above, upon termination of employment with us, the executive officers are generally entitled to amounts or benefits earned or accrued during the term of employment, including earned salary. We have calculated the amount of any potential payments as if the termination occurred on December 31, 2012 and therefore used the closing price of our common stock as reported on the OTCQX on December 31, 2012, the last trading day of 2012.

In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable:

•	The date of termination is December 31, 2012;

•	There is no accrued and unpaid salary;

•	Executive officers are entitled to termination benefits, including those provided for in the Employment Agreements;

•	The annual base salaries at the time of termination is equal to the annual base salaries effective as of December 31, 2012;

•	There is no unpaid bonus for 2012;

•	There is no unused vacation time;

•	Our cost of continued healthcare benefits is constant over the benefit period;

•	There is no unpaid reimbursement for expenses incurred prior to the date of termination.

Estimated Potential Payments upon Termination(1)

Executive Officer	Benefit	Executive Officer’s Notice not to Renew upon Expiration of Term; Termination by the Company for Cause or by Executive without Good Reason	Termination by Death; Disability		Expiration of the Term of the Employment Agreement due to the Company’s notice not to renew; Termination by the Company Without Cause or by Executive for Good Reason
Salvatore (Torey) V. Riso, Jr.	Base Salary	$—	$—		$250,000
	Healthcare	—	22,825		22,825
	Vesting of Stock	—	417,300	(2)	417,300	(2)
	Total	$0	$440,125		$690,125

(1)	Mr. Sherwyn, our former Chief Financial Officer and Treasurer, resigned in June 2012 and, therefore, is not included herein. In connection with his resignation, Mr. Sherwyn forfeited all of the 30,769 restricted stock units that he held at the time of his resignation. Mr. Sherwyn did not receive any compensation in connection with his resignation. Upon his departure, the Company repurchased 10,000 shares previously issued to Mr. Sherwyn.
(2)	The stock vesting in the table above for Mr. Riso includes, as per the terms of his Employment Agreement (which supersedes the terms under the restricted stock unit awards), the vesting of 42,308 restricted stock units issued to Mr. Riso on January 3, 2012 and 13,333 restricted stock units issued to Mr. Riso on December 31, 2012, that had a fair value of approximately $417,300 based on our closing stock price on December 31, 2012 of $7.50 per share.

Severance and Other Benefits Upon Change of Control

As per the RSU agreements, pursuant to the award of 42,308 restricted stock units granted to Mr. Riso on December 30, 2011 and the award of 13,333 restricted stock units granted to Mr. Riso on December 31, 2012, if the Company experiences a Change in Control (as defined in the Company’s Equity Plan) prior to the time that any outstanding RSU’s have vested, such unvested RSU’s that have not been previously forfeited shall immediately vest and be settled upon the effective date of the Change in Control, provided that such officer is then employed by the Company.

Director Compensation

The following table sets forth information regarding the compensation paid to, and the compensation expense we recognized, with respect to our Board of Directors during the fiscal year ended December 31, 2012:

	Fees Earned or Paid in Cash	Stock Awards	Total
Name	($)	($)(1)	($)
Michael G. Barnes (2)	$—	$—	$—
William A. Houlihan (3)	46,684	28,316	75,000
Jonathan Ilany	35,011	14,989	50,000
Geoffrey N. Kauffman (4)	—	—	—
Salvatore (Torey) V. Riso, Jr. (5)	—	—	—
J. Rainer Twiford (6)	45,014	24,986	70,000
Jean-Michel (Mitch) Wasterlain (7)	40,014	24,986	65,000

(1)	Amounts recognized by the Company for financial statement reporting purposes in the fiscal year ended December 31, 2012 in accordance with Accounting Standards Codification 718 — Compensation — Stock Compensation. See Note 2 to the consolidated financial statements. In accordance with SEC rules, estimates of forfeitures related to service-based conditions have been disregarded. Each director, except for Messrs. Barnes, Kauffman, and Riso, receives an annual retainer of $50,000 payable 70% in cash and 30% in immediately vested shares of our common stock. These shares are granted in arrears and are based on the closing price of our common stock on the last business day of each quarter. The grant date fair market value of our common stock as of the ends of each of the fiscal quarters in 2012 were $7.05, $6.99, $7.10 and $7.50, respectively.
(2)	Mr. Barnes receives no annual retainer in connection with his service on our Board of Directors.
(3)	Includes compensation of $20,000 that was paid one-third in cash and two-thirds in stock in connection with Mr. Houlihan’s participation in the Special Committee formed by the Company to evaluate the Contribution Transactions.
(4)	Mr. Kauffman receives no annual retainer in connection with his service on our Board of Directors.
(5)	Mr. Riso receives no annual retainer in connection with his service on our Board of Directors.
(6)	Includes compensation of $15,000 that was paid one-third in cash and two-thirds in stock in connection with Mr. Twiford’s participation in the Special Committee formed by the Company to evaluate the Contribution Transactions.
(7)	Includes compensation of $15,000 that was paid one-third in cash and two-thirds in stock in connection with Mr. Wasterlain’s participation in the Special Committee formed by the Company to evaluate the Contribution Transactions.

Each independent director receives an annual retainer of $50,000. The annual retainer payable to our independent directors is payable quarterly in arrears, 70% in cash and 30% in immediately vested shares of our common stock. Any portion of the annual retainer that an independent director receives in stock is granted pursuant to our 2007 Equity Plan.

The Chairs of our Audit Committee and our CNG Committee are each entitled to receive an additional annual retainer of $5,000. These additional retainer amounts paid to our committee chairs are payable in cash. In addition, we reimburse all directors for reasonable out-of-pocket expenses incurred in connection with their services on our Board of Directors.

In addition, as described in the footnotes to the table above, the chairman of the Special Committee was awarded $20,000 (one-third payable in cash and two-thirds payable in shares of fully-vested common stock), and the other two members of the Special Committee were each awarded $15,000 (one-third payable in cash and two-thirds payable in shares of fully-vested common stock), as compensation for their services evaluating the fairness of the Contribution Agreement and related transactions.

ITEM 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth the beneficial ownership of our common stock, as of March 15, 2013, for (1) each person known to us to be the beneficial owner of more than 5% of our outstanding common stock, (2) each of our directors, (3) each of our executive officers as of March 15, 2013 (including Mr. Sherwyn who resigned in June 2012) and (4) our directors and named executive officers as a group. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all shares of common stock set forth opposite their respective names.

In accordance with SEC rules, each listed person’s beneficial ownership includes:

•	all shares the investor actually owns beneficially or of record;

•	all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

•	all shares the investor has the right to acquire within 60 days (such as upon exercise of options that are currently vested or which are scheduled to vest within 60 days).

Unless otherwise indicated, the reporting person has sole voting and investment power. Unless otherwise indicated, the business address for each beneficial owner listed below shall be c/o Care Investment Trust Inc., 780 Third Avenue, 21st Floor, New York, New York 10017.

Name	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Total(1)
Greater than 5% Stockholders
Tiptree Financial Partners, L.P. (2)(3)	9,930,075	91.2%

Directors
Michael G. Barnes (2)(3)	10,002,364	91.8%
Geoffrey N. Kauffman	0	*
William A. Houlihan	5,535	*
Jonathan Ilany	5,674	*
Salvatore (Torey) V. Riso, Jr. (4)	51,016	*
J. Rainer Twiford	7,007	*
Jean-Michel (Mitch) Wasterlain	4,004	*

Executive Officers
Steven M. Sherwyn(5)	0	*

All Directors and Executive Officers as a Group (8 Persons) (6)	10,117,140	92.9%

*	The percentage of shares beneficially owned does not exceed one percent of the total shares of our common stock outstanding.
(1)	As of March 15, 2013, 10,241,660 shares of common stock were issued and outstanding. The percent of total for all of the persons listed in the table above is based on 10,894,160 shares of common stock, which consists of 10,241,660 shares of our outstanding common stock plus 652,500 shares issuable pursuant to a warrant held by Tiptree.
(2)

As disclosed in the Schedule 13D filed on August 23, 2010 as amended by Amendment No. 1 filed July 10, 2012 and Amendment No. 2 filed January 3, 2013, Tiptree is deemed, pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, to hold shared voting and dispositive power over 9,930,075 shares of our common stock. Mr. Barnes, as chairman and a significant limited partner of Tiptree, has shared power to dispose of and vote the 9,930,075 shares beneficially owned by Tiptree. Mr. Barnes is deemed to indirectly own 72,289 shares of our common stock issued as partial payment of the incentive fee due under the Services

Agreement between the Company and TREIT held by Tricadia. Tricadia Holdings GP, LLC (“Tricadia Holdings GP”), as general partner of Tricadia, is deemed to have shared voting and dispositive power over the shares held by Tricadia. Likewise, Mr. Barnes, as managing partner of Tiptree Holding, is deemed to have shared voting and dispositive power over the shares held by Tricadia. Mr. Barnes has disclaimed beneficial ownership of these securities except to the extent of his pecuniary interest.
(3)	In consideration of the amendment to the Management Agreement between the Company and CIT Healthcare, we granted our former Manager a warrant (the “2008 Warrant”) to purchase 435,000 shares of the Company’s common stock at $17.00 per share under the Company’s 2007 Manager Equity Plan (the “Manager Equity Plan”). The 2008 Warrant, which is immediately exercisable, expires on September 30, 2018 (see “Certain Relationships and Related Transactions — Transactions with Related Persons” below). As part of the Tiptree Transaction, as defined herein, Tiptree acquired the 2008 Warrant from CIT Healthcare for $100,000, and the terms of the 2008 Warrant were subsequently adjusted to provide for the purchase of 652,500 shares of the Company’s common stock at $11.33 per share as a result of the three-for-two stock split announced by the Company in September 2010. The Warrant provides the right for Mr. Barnes, who is deemed to have shared voting and dispositive power over the shares of common stock underlying the Warrant held by Tiptree, to acquire 652,500 shares of the Company’s common stock within 60 days of March 15, 2013.
(4)	Excludes 28,207 restricted stock units issued to Mr. Riso in January 2012 and 13,333 restricted stock units issued to Mr. Riso in December 2012, which vest annually in equal installments on each of the issue date anniversaries upon continuous employment from the issue date until each of the respective issue date anniversaries. In connection with the vesting of one-third of the 42,308 restricted stock units on January 3, 2013, 5,190 shares of common stock were withheld by the company in January 2013 to satisfy tax obligations of Mr. Riso. Mr. Riso is also an executive officer as President and Chief Executive Officer of Care.
(5)	Mr. Sherwyn resigned as Chief Financial Officer and Treasurer of Care in June 2012. Upon his departure, Mr. Sherwyn forfeited 30,769 restricted stock units and the Company repurchased 10,000 shares from Mr. Sherwyn.
(6)	None of the shares beneficially owned by our directors or executive officers have been pledged as security for an obligation.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2012, relating to our equity compensation plans pursuant to which shares of our common stock or other equity securities may be granted from time to time.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
2007 Equity Plan (1)	102,984	N/A	(2)	156,606
2007 Manager Equity Plan (3)	652,500	$11.33		134,629
Equity compensation plans not approved by security holders	N/A	N/A		N/A

Total	755,484	$11.33		291,235

(1)	Our 2007 Equity Plan was adopted by our sole stockholder prior to our initial public offering on June 22, 2007.
(2)	Does not account for the potential 102,984 shares of common stock that may be issued when the restricted stock units granted pursuant to the Equity Plan vest.

(3)	Our 2007 Manager Equity Plan was adopted by our sole stockholder prior to our initial public offering on June 22, 2007. The number of shares in Column (a) represents shares issuable upon exercise of a warrant that we granted to our former Manager, CIT Healthcare, on September 30, 2008. On March 16, 2010, our former Manager entered into a warrant purchase agreement with Tiptree, pursuant to which, our former Manager sold its warrant to purchase 435,000 shares of our common stock (which was subsequently adjusted to reflect the Company’s three-for-two stock split announced in September 2010 and is currently exercisable into 652,500 shares of the Company’s common stock at an exercise price of $11.33 per share) to Tiptree upon the closing of the Tiptree Transaction. See “Certain Relationships and Related Transactions” below.

ITEM 13.	Certain Relationships and Related Transactions, and Director Independence.

Director Independence

Our Board of Directors has determined that a majority of the Board of Directors is composed of directors who meet the independence requirements included in the New York Stock Exchange (“NYSE”) Listed Company Manual. Messrs. Houlihan, Ilany, Twiford and Wasterlain, representing a majority of the Board of Directors, are independent pursuant to the independence standards of the NYSE. For a director to be considered independent, the Board must affirmatively determine that the director has no material relationship with Care (either directly or as a partner, stockholder, or officer of an organization that has a relationship with Care). In assessing the materiality of a director’s relationship with Care, the Board broadly considers all relevant facts and circumstances, not only from the standpoint of the director, but also that of persons or organizations with which the director has an affiliation. The Board considers the following criteria, among others, in determining whether a director qualifies as independent:

•	The director cannot have been an employee, or have an immediate family member who was an executive officer, of Care during the preceding three years;

•

The director cannot receive, or have an immediate family member who has received at any time during the previous three years, more than $100,000 during any twelve-month period in direct compensation from Care, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent on continued service);

•

The director cannot be affiliated with or employed by, or have an immediate family member who was affiliated with or employed in a professional capacity by, a present or former internal or external auditor of Care or any of its consolidated subsidiaries during the preceding three years;

•

The director cannot be employed, or have an immediate family member who was employed, as an executive officer of another company where any of Care’s present executives has served on such company’s compensation committee during the preceding three years; and

•

The director cannot be an executive officer or an employee, or have an immediate family member who was an executive officer, of a company that made payments to or received payments from Care for property or services in an amount per year in excess of the greater of $1 million or 2% of such company’s consolidated gross revenues during the preceding three years.

Our Board of Directors has affirmatively determined, based upon its review of all relevant facts and circumstances, that each of the following directors has no direct or indirect material relationship with us and is independent under NYSE standards and our Definition of an Independent Director: Messrs. Houlihan, Ilany, Twiford and Wasterlain.

Transactions with Related Persons

Services Agreement

On November 4, 2010, the Company entered into a Services Agreement (the “Services Agreement”) with TREIT, which is an affiliate of Tiptree Capital, by which Tiptree, our approximately 91% stockholder, is externally managed, pursuant to which TREIT provides certain advisory services related to the Company’s business as of the Termination Effective Date. For such services, the Company pays TREIT a monthly base services fee in arrears of one-twelfth of 0.5% of the Company’s Equity (as defined in the Services Agreement), as adjusted to account for Equity Offerings (as defined in the Services Agreement), and a quarterly incentive fee equal to the lesser of (i) 15% of the Company’s AFFO Plus Gain/(Loss) On Sale (as defined in the Services Agreement) and (ii) the amount by which the Company’s AFFO Plus Gain /(Loss) on Sale exceeds an amount equal to Adjusted Equity multiplied by the Hurdle Rate (as defined in the Services Agreement). Twenty percent (20%) of any such incentive fee shall be paid in shares of common stock of the Company, unless a greater percentage is requested by TREIT and approved by an independent committee of directors. The initial term of the Services Agreement extends until December 31, 2013. Unless terminated earlier in accordance with its terms, the Services Agreement will be automatically renewed for one year periods following such date unless either party elects not to renew. If the Company elects to terminate without cause, or elects not to renew the Services Agreement, a Termination Fee (as defined in the Services Agreement) shall be payable by the Company to TREIT.

For the fiscal years ended December 31, 2012 and 2011, we paid $0.5 million and $2.9 million, respectively, in base services and incentive fees to TREIT.

Michael G. Barnes, the Company’s Chairman who will be the Executive Chairman of the Combined Company if and when the Contribution Transactions close, is the Executive Chairman of Tiptree, the ultimate parent of TREIT, and an equity owner of Tricadia Holdings, an affiliate of TREIT. Furthermore, Mr. Barnes is a managing member of Tricadia GP Holdings, which is the managing member of Tricadia Capital, LLC, the General Partner of Tiptree. Because of his positions, Mr. Barnes indirectly receives cash and share compensation made by the Company to TREIT as payment of the base and incentive fees under the Services Agreement, to the extent such payments are made.

Geoffrey N. Kauffman, the Company’s Vice Chairman who will be the President and Chief Executive Officer of the Combined Company if and when the Contribution Transactions close, is the President and Chief Executive Officer of Tiptree and Tiptree Asset Management Company, LLC, the direct parent of TREIT. Because of his positions, Mr. Kauffman indirectly receives cash and share compensation made by the Company to TREIT as payment of the base and incentive fees under the Services Agreement, to the extent such payments are made.

Shared Office Space

Beginning in November 2010, the Company began sharing office space with Tiptree. The Company continues to share office space with Tiptree at its corporate headquarters as per the terms of the Services Agreement and does not receive any reimbursements from Tiptree related to the current rent payments of approximately $20,000 per month.

Warrant

In consideration of the Amendment and for CIT Healthcare’s continued and future services to the Company, the Company granted the Warrant to our former manager. The Warrant, which is immediately exercisable, expires on September 30, 2018. As part of the Tiptree Transaction, Tiptree, our largest stockholder, acquired the Warrant from CIT Healthcare for $100,000. The Warrant was adjusted to reflect the Company’s three-for-two stock split announced in September 2010 and is currently exercisable into 652,500 shares of the Company’s common stock at an exercise price of $11.33 per share for a total value of $7,392,825. The Warrant may also be exercised on a cashless basis in whole or in part pursuant to a warrant exchange. The number of shares issued pursuant to the warrant exchange is determined by a formula set forth in the Warrant.

Contribution Agreement

We have entered into the Contribution Agreement with Tiptree, our majority stockholder, pursuant to which both we and Tiptree will contribute substantially all of our respective assets and liabilities to a newly-formed limited liability company in order to form a financial services operating company that will hold and manage the assets of and operate the businesses of both us and Tiptree on a consolidated basis. See “Part I — Item I. Business — Proposed Contribution Transactions” for further description of the proposed Contribution.

Michael G. Barnes, the Company’s Chairman, will be the Executive Chairman of the Combined Company if and when the Contribution Transactions close. Mr. Barnes is the Executive Chairman of Tiptree and holds executive positions and directorships with many of the subsidiaries of Tiptree that will be contributed to the Combined Company if and when the Contribution Transactions close. Additionally, Geoffrey N. Kauffman, the Company’s Vice Chairman, will be the President and Chief Executive Officer of the Combined Company if and when the Contribution Transactions close. Mr. Kauffman is the President and Chief Executive Officer of Tiptree and holds executive positions and directorships with many of the subsidiaries of Tiptree that will be contributed to the Combined Company if and when the Contribution Transactions close. As a result of these positions, Messrs. Barnes and Kauffman will benefit financially both directly and indirectly from the Contribution Transactions.

ITEM 14.	Principal Accounting Fees and Services.

Audit Fees

Fees for audit services totaled approximately $542,000 in 2012, which represent audit fees associated with our annual audit, reviews of our quarterly reports on Form 10-Q, review of documents filed with the SEC, and a consent. There were no fees for audit-related services for 2012.

Fees for audit services totaled approximately $409,300 in 2011, which represent audit fees associated with our annual audit, review of our quarterly reports on Form 10-Q, review of documents filed with the SEC, and a consent. In addition, fees for audit-related services in 2011 totaled approximately $23,000.

Fees for tax related services totaled approximately $159,900 in 2012 and $120,420 in 2011.

Pre-Approval Policies and Procedures of our Audit Committee

Our Audit Committee has sole authority (with the input of management) to approve in advance all engagements of our independent auditors for audit or non-audit services. All services provided by KPMG LLP in 2012 were pre-approved by our Audit Committee.

Part IV

ITEM 15.	Exhibits and Financial Statement Schedules

(a)	List of Documents Filed.

1.	Financial Statements

All financial statements are set forth under ITEM 8 of this Annual Report and are incorporated herein by reference.

2.	Financial Statement Schedules

None.

Schedules that are not listed herein have been omitted because they are not required, are not applicable or the information required to be set forth therein is included in the Financial Statements or notes thereto.

3.	Exhibits

The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index which is attached hereto and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Care Investment Trust Inc.

Date: March 22, 2013	By:	/s/ Salvatore (Torey) V. Riso, Jr.
Salvatore (Torey) V. Riso, Jr.
President, Chief Executive Officer and Principal Financial Officer

Date: March 22, 2013	By:	/s/ Patrick Huvane
Patrick Huvane
Principal Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Salvatore (Torey) V. Riso, Jr. Salvatore (Torey) V. Riso, Jr.	President, Chief Executive Officer, Principal Financial Officer and Director (Principal Executive Officer)	March 22, 2013

/s/ Patrick Huvane	Principal Accounting Officer	March 22, 2013
Patrick Huvane

/s/ Michael G. Barnes	Chairman of the Board of Directors	March 22, 2013
Michael G. Barnes

/s/ Geoffrey N. Kauffman Geoffrey N. Kauffman	Vice Chairman of the Board of Directors	March 22, 2013

/s/ Jean-Michel Wasterlain	Director	March 22, 2013
Jean-Michel Wasterlain

/s/ J. Rainer Twiford	Director	March 22, 2013
J. Rainer Twiford

/s/ William A. Houlihan	Lead Director	March 22, 2013
William A. Houlihan

/s/ Jonathan Ilany	Director	March 22, 2013
Jonathan Ilany

EXHIBIT INDEX

Exhibit No.	Description
2.1	Contribution Agreement by and between the Registrant, Tiptree Operating Company, LLC and Tiptree Financial Partners, L.P., dated December 31, 2012 (previously filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8K (File No. 001-33549), filed on January 3, 2013 and herein incorporated by reference).

3.1	Third Articles of Amendment and Restatement of the Registrant (previously filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33549), filed on September 3, 2010 and herein incorporated by reference).

3.2	Third Amended and Restated Bylaws of the Registrant (previously filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33549), filed on November 8, 2010 and herein incorporated by reference).

4.1	Form of Certificate for Common Stock (previously filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-11, as amended (File No. 333-141634), filed on June 7, 2007 and herein incorporated by reference).

10.1	Warrant to Purchase Common Stock, dated as of September 30, 2008 (previously filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 001-33549), filed on October 2, 2008 and herein incorporated by reference).

10.2	Multifamily Note, dated as of June 26, 2008 (previously filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 001-33549), filed on July 2, 2008 and herein incorporated by reference).

10.3	Exceptions to Non-Recourse Guaranty, dated as of June 26, 2008 (previously filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 001-33549), filed on July 2, 2008 and herein incorporated by reference).

10.4	Master Lease Agreement, dated as of June 26, 2008 (previously filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K (File No. 001-33549), filed on July 2, 2008 and herein incorporated by reference).

10.5	Purchase and Sale Contract, dated as of May 14, 2008 (previously filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33549), filed on May 20, 2008 and herein incorporated by reference).

10.6	Form of Restricted Stock Unit Agreement Under the 2007 Care Investment Trust Inc. Equity Plan (previously filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 001-33549), filed on April 14, 2008 and herein incorporated by reference).**

10.7	Contribution and Purchase Agreement, dated as of December 31, 2007 (previously filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33549), filed on January 4, 2008 and herein incorporated by reference).

10.8	Care Investment Trust Inc. Equity Plan (previously filed as Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33549), filed on August 14, 2007 and herein incorporated by reference).**

10.9	Care Investment Trust Inc. Manager Equity Plan (previously filed as Exhibit 10.5 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33549), filed on August 14, 2007 and herein incorporated by reference).**

10.10	Form of Restricted Stock Agreement under the 2007 Care Investment Trust Inc. Equity Plan (previously filed as Exhibit 10.5 to the Registrant’s Registration Statement on Form S-11, as amended (File No. 333-141634), filed on June 7, 2007 and herein incorporated by reference).**

10.11	Form of Restricted Stock Agreement under the 2007 Care Investment Trust Inc. Equity Plan (previously filed as Exhibit 10.6 to the Registrant’s Registration Statement on Form S-11, as amended (File No. 333-141634), filed on June 7, 2007 and herein incorporated by reference).**

10.12	Form of Restricted Stock Agreement under the 2007 Care Investment Trust Inc. Manager Equity Plan (previously filed as Exhibit 10.8 to the Registrant’s Registration Statement on Form S-11, as amended (File No. 333-141634), filed on June 7, 2007 and herein incorporated by reference).**

10.13	Form of Indemnification Agreement (previously filed as Exhibit 10.9 to the Registrant’s Registration Statement on Form S-11, as amended (File No. 333-141634), filed on June 7, 2007 and herein incorporated by reference).

10.14	Form of Amended and Restated Performance Share Award Agreement under the Care Investment Trust Inc. Equity Plan (previously filed as Exhibit 10.30 to the Registrant’s Annual Report on Form 10-K (File No. 001-33549), filed on March 16, 2010 and herein incorporated by reference).**

10.15	Purchase and Sale Agreement by and between the Registrant and Tiptree Financial Partners, L.P., dated as of March 16, 2010 (previously filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33549), filed on March 16, 2010 and herein incorporated by reference).

10.16	Registration Rights Agreement by and between the Registrant and Tiptree Financial Partners, L.P., dated as of March 16, 2010 (previously filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 001-33549), filed on March 16, 2010 and herein incorporated by reference).

10.17	First Amendment to Purchase and Sale Agreement by and between the Registrant and Tiptree Financial Partners, L.P., dated as of July 6, 2010 (previously filed as Exhibit 10.1 to the Registrant Form 8-K (File No. 001-33549), filed on July 7, 2010 and herein incorporated by reference).

10.18	Termination, Cooperation and Confidentiality Agreement by and between the Registrant and CIT Healthcare LLC, dated as of November 4, 2010 (previously filed as Exhibit 10.1 to the Registrant Form 8-K (File No. 001-33549), filed on November 8, 2010 and herein incorporated by reference).

10.19	Employment Agreement by and between the Registrant and Salvatore (Torey) Riso, Jr., dated as of November 4, 2010 (previously filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 001-33549), filed on November 8, 2010 and herein incorporated by reference).**

10.20	Services Agreement by and between the Registrant and TREIT Management LLC, dated as of November 4, 2010 (previously filed as Exhibit 10.4 to the Registrant Form 8-K (File No. 001-33549), filed on November 8, 2010 and herein incorporated by reference).

10.21	Omnibus Agreement dated as of April 15, 2011 (previously filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33549), filed on April 19, 2011 and herein incorporated by reference).

10.22	First Amendment to Services Agreement dated November 9, 2011 (previously filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33549), filed on November 9, 2011 and herein incorporated by reference).

10.23	First Amendment to Care Investment Trust Inc. Equity Plan, dated December 21, 2011 (previously filed as Exhibit 10.24 to the Registrant’s Annual Report on Form 10-K (File No. 001-33549), filed on April 5, 2012 and herein incorporated by reference).**

10.24	Seniors Housing Loan and Security Agreement, dated April 24, 2012 by and between Care GSL Stafford LLC and Keycorp Real Estate Capital Markets, Inc. (previously filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33549), filed on May 15, 2012 and herein incorporated by reference).

10.25	Multifamily Note, dated April 24, 2012 by and between Care GSL Stafford LLC and Keycorp Real Estate Capital Markets, Inc. (previously filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33549), filed on May 15, 2012 and herein incorporated by reference).

10.26	Guaranty, dated April 24, 2012 by and between the Registrant and Keycorp Real Estate Capital Markets, Inc. (previously filed as Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33549), filed on May 15, 2012 and herein incorporated by reference).

10.27	Seniors Housing Loan and Security Agreement, dated April 24, 2012 by and between Care GSL Fredericksburg LLC and Keycorp Real Estate Capital Markets, Inc. (previously filed as Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33549), filed on May 15, 2012 and herein incorporated by reference).

10.28	Multifamily Note, dated April 24, 2012 by and between Care GSL Fredericksburg LLC and Keycorp Real Estate Capital Markets, Inc. (previously filed as Exhibit 10.5 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33549), filed on May 15, 2012 and herein incorporated by reference).

10.29	Guaranty, dated April 24, 2012 by and between the Registrant and Keycorp Real Estate Capital Markets, Inc. (previously filed as Exhibit 10.6 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33549), filed on May 15, 2012 and herein incorporated by reference).

10.30	Seniors Housing Loan and Security Agreement, dated April 24, 2012 by and between Care GSL Berryville LLC and Keycorp Real Estate Capital Markets, Inc. (previously filed as Exhibit 10.7 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33549), filed on May 15, 2012 and herein incorporated by reference).

10.31	Multifamily Note, dated April 24, 2012 by and between Care GSL Berryville LLC and Keycorp Real Estate Capital Markets, Inc. (previously filed as Exhibit 10.8 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33549), filed on May 15, 2012 and herein incorporated by reference).

10.32	Guaranty, dated April 24, 2012 by and between the Registrant and Keycorp Real Estate Capital Markets, Inc. (previously filed as Exhibit 10.9 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33549), filed on May 15, 2012 and herein incorporated by reference).

21.1	Subsidiaries of the Registrant (filed herewith).

23.1	Consent of Independent Registered Public Accounting Firm (filed herewith).

23.2	Consent of Independent Auditors (filed herewith).

23.3	Consent of Independent Auditors (filed herewith).

31.1	Certification of CEO and Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

32.1	Certification of CEO and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (furnished herewith).
99.1	Audited Consolidated Financial Statements of Bickford Master I, LLC and Subsidiaries (filed herewith).

101.INS	XBRL Instance Document*

101.SCH	XBRL Taxonomy Extension Schema Document*

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document*

101.LAB	XBRL Taxonomy Extension Label Linkbase Document *

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document*

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document*

*

Attached as Exhibit 101 to this Annual Report on Form 10-K are the following materials, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets at December 31, 2012 and December 31, 2011, (ii) the Consolidated Statements of Operations for the years ended December 31, 2012 and 2011, (iii) the Consolidated Statements of Stockholders’ Equity for the years ended

December 31, 2012 and December 31, 2011, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2012 and 2011 and (v) the Notes to the Consolidated Financial Statements.

Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

**	Denotes a management contract or compensatory plan, contract or arrangement.

EXHIBIT 21.1

LIST OF SUBSIDIARIES OF CARE INVESTMENT TRUST INC. AS OF DECEMBER 31, 2012

Name	Jurisdiction of Incorporation or Formation
Care YBE Subsidiary LLC	Delaware
Care GSL Holdings LLC	Delaware
Care GSL Stafford LLC	Delaware
Care GSL Fredericksburg LLC	Delaware
Care GSL Berryville LLC Care Cal Holdings LLC Care Cal JV LLC Tiptree Operating Company, LLC	Delaware Delaware Delaware Delaware

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Care Investment Trust Inc.:

We consent to the incorporation by reference in the registration statement No. 333-145410 on Form S-8 of Care Investment Trust Inc. of our report dated March 22, 2013, with respect to the consolidated balance sheets of Care Investment Trust Inc. and subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended, which report appears in the December 31, 2012 annual report on Form 10-K of Care Investment Trust Inc.

/s/ KPMG LLP

New York, New York

March 22, 2013

Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

The Member of

Bickford Master I, LLC:

We consent to the incorporation by reference in the registration statement No. 333-145410 on Form S-8 of Care Investment Trust Inc. of our report dated June 18, 2012, with respect to the consolidated balance sheets of Bickford Master I, LLC. and subsidiaries as of December 31, 2011 and 2010 and the related consolidated statements of income, member’s equity (deficit) and cash flows for the years then ended, which report appears in the December 31, 2012 annual report on Form 10-K of Care Investment Trust Inc.

/s/ BKD, LLP

Kansas City, MO

March 22, 2013

Exhibit 23.3

CONSENT OF INDEPENDENT AUDITORS

To the Members

Bickford Master I, LLC.

We consent to the incorporation by reference in the registration statement on Form S-8 (File No. 333-145410) of Care Investment Trust Inc. of our report dated February 28, 2013, with respect to the consolidated balance sheet of Bickford Master I, LLC as of December 31, 2012, and the related consolidated statements of income, member deficit, and cash flows for the year then ended, which appears in the December 31, 2012 Form 10-K of Care Investment Trust Inc.

/s/ Mayer Hoffman McCann P.C.

Leawood, KS

March 22, 2013

EXHIBIT 31.1

CERTIFICATION

I, Salvatore (Torey) V. Riso, Jr., certify that:

1. I have reviewed this Annual Report on Form 10-K of Care Investment Trust Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 22, 2013

/s/ Salvatore (Torey) V. Riso, Jr.
Salvatore (Torey) V. Riso, Jr. Chief Executive Officer and Principal Financial Officer

EXHIBIT 32.1

Certification Pursuant to Section 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 10-K of Care Investment Trust Inc. (the “Company”) for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Salvatore (Torey) V. Riso, Jr., the Chief Executive Officer and Principal Financial Officer of the Company certify, in my capacity as an officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ Salvatore (Torey) V. Riso, Jr.
Chief Executive Officer and Principal Financial Officer

Date: March 22, 2013

Exhibit 99.1

Bickford Master I, LLC.

Auditors’ Report and Consolidated Financial Statements

December 31, 2012 and 2011

Bickford Master I, LLC.

December 31, 2012 and 2011

Contents

Independent Auditors’ Report	111

Consolidated Financial Statements

Balance Sheets	113

Statements of Income	114

Statements of Member’s Deficit	115

Statements of Cash Flows	116

Notes to Financial Statements	117

Independent Auditors’ Report on Supplementary Information	124

Consolidating Balance Sheet – December 31, 2012	125

Consolidating Statement of Income – Year Ended December 31, 2012	127

INDEPENDENT AUDITORS’ REPORT

To the Members

Bickford Master I, LLC.

We have audited the accompanying consolidated financial statements of Bickford Master I, LLC. (a Kansas limited liability company) (the Company), which comprise the consolidated balance sheet as of December 31, 2012, and the related consolidated statements of income, member deficit, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the 2012 consolidated financial statements referred to above present fairly, in all material respects, the financial position of Bickford Master I, LLC. as of December 31, 2012, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Uncertainty Regarding Going Concern

During the years ended December 31, 2012 and 2011, the Company’s cash outflows from operations were $537,191 and $290,099, respectively. As a result, the sole member had to provide equity contributions during the years ended December 31, 2012 and 2011 totaling $1,753,935 and $807,793, respectively, to fund these operating shortfalls. In addition, accounts payable and accrued expenses at December 31, 2012 totaled $2,469,460 while cash and cash equivalents totaled $661,854. Although management intends to continue to work towards improving operating performance of the Company and may continue to receive support from the sole member, if possible, to address any operating cash shortfalls, based on the high reliance of the Company on continuing operational support from the sole member and the current economic conditions, there appears to be substantial doubt about the Company continuing to operate as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

Other Matter

The consolidated financial statements of Bickford Master I, LLC. as of December 31, 2011, were audited by other auditors whose report dated June 18, 2012, expressed an unmodified opinion on those statements.

/s/ Mayer Hoffman McCann P.C.

Leawood, Kansas

February 28, 2013

Bickford Master I, LLC.

Consolidated Balance Sheets

December 31, 2012 and 2011

	2012	2011
Assets
Current Assets
Cash and cash equivalents	$661,854	$328,119
Resident accounts receivable, net	213,496	197,124
Prepaid expenses and other assets	126,262	87,544

Total current assets	1,001,612	612,787

Property and Equipment, net	1,840,971	1,034,409

Other Assets
Funds in escrow	373,605	364,886
Lease security deposits	3,171	3,171
Replacement reserves	539,763	553,860

Total other assets	916,539	921,917

Total assets	$3,759,122	$2,569,113

Liabilities and Member’s Deficit
Current Liabilities
Accounts payable — trade	$516,446	$493,168
Deferred revenues	1,448,241	1,372,028
Other accrued expenses	1,953,014	1,946,264
Current maturities — capital lease obligations	26,342	31,655
Deferred gain on sale of assets — current portion	4,581,312	4,581,312

Total current liabilities	8,525,355	8,424,427
Other Liabilities
Lease liability	8,061,986	7,277,048
Capital lease obligations — long-term portion	2,112	27,853
Deferred gain on sale of assets — long-term portion	43,522,474	48,103,786

Total liabilities	60,111,927	63,833,114
Member’s Deficit	(56,352,805)	(61,264,001)

Total liabilities and member’s deficit	$3,759,122	$2,569,113

See Notes to Consolidated Financial Statements

Bickford Master I, LLC.

Consolidated Statements of Income

Years Ended December 31, 2012 and 2011

	2012	2011
Revenues
Resident revenues	$28,567,913	$28,140,014
Community fees	467,946	875,205
Other revenues	80,137	42,488
Accretion of deferred gain on sale of assets	4,581,312	4,581,312

Total revenues	33,697,308	33,639,019

Operating Expenses
Residence and general operating expenses	17,238,384	17,264,074
Management fees	1,475,087	1,494,250
Depreciation	155,137	98,386
Building lease expense	11,665,556	11,667,253

Total operating expenses	30,534,164	30,523,963

Operating Income	3,163,144	3,115,056

Other Income (Expense)
Interest expense	(5,916)	(11,143)
Other	33	1,458

Total other expense	(5,883)	(9,685)

Net Income	$3,157,261	$3,105,371

See Notes to Consolidated Financial Statements

Bickford Master I, LLC.

Consolidated Statements of Member’s Deficit

Years Ended December 31, 2012 and 2011

	2012	2011
Deficit, Beginning of Year	$(61,264,001)	$(65,177,165)
Contribution from member	1,753,935	807,793
Net income	3,157,261	3,105,371

Deficit, End of Year	$(56,352,805)	$(61,264,001)

See Notes to Consolidated Financial Statements

Bickford Master I, LLC.

Consolidated Statements of Cash Flows

Years Ended December 31, 2012 and 2011

	2012	2011
Operating Activities
Net income	$3,157,261	$3,105,371
Adjustments to reconcile net income to net cash used in operating activities
Depreciation	155,137	98,386
Accretion of deferred gain on sale of assets	(4,581,312)	(4,581,312)
Change in recognition of lease liability	784,938	1,465,850
Provision for bad debts	99,165	24,111
Changes in operating assets and liabilities
Resident accounts receivable	(115,537)	(37,102)
Prepaid expenses and other assets	(38,718)	108,239
Accounts payable — trade	(81,088)	(494,565)
Deferred revenues	76,213	(321,399)
Other accrued expenses	6,750	342,322

Net cash flows from operating activities	(537,191)	(290,099)

Investing Activities
Additions to property and equipment	(857,333)	(285,918)
Funds in escrow	(8,719)	14,234
Replacement reserves	14,097	(101,123)

Net cash flows from investing activities	(851,955)	(372,807)

Financing Activities
Repayments of capital lease obligations	(31,054)	(26,626)
Contribution from member	1,753,935	807,793

Net cash flows from financing activities	1,722,881	781,167

Net Increase in Cash and Cash Equivalents	333,735	118,261
Cash and Cash Equivalents, Beginning of Year	328,119	209,858

Cash and Cash Equivalents, End of Year	$661,854	$328,119

Supplemental Disclosure of Cash Flow and Noncash Information
Cash paid for interest	$6,332	$10,978
Capital expenditures in accounts payable — trade	104,366	42,596

See Notes to Consolidated Financial Statements

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Note 1: Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Bickford Master I, LLC. (the Company) was formed under Kansas law effective April 16, 2008.

Upon formation, the Company issued all of its membership interests to Eby Realty Group, LLC. (ERG) in exchange for the transfer of ERG’s ownership interest in twelve single member limited liability companies each of which own individual properties. In addition, effective September 30, 2008, ERG contributed to the Company its ownership interest in two additional single member limited liability companies each of which own individual properties. Upon completion of these transfers, the fourteen property companies became wholly-owned subsidiaries of the Company.

Because ownership of ERG and of the Company is the same, this combination was accounted for in a manner similar to a pooling of interests, using ERG’s historical book values. Consolidated operations reflect the operations of the above entities for all of fiscal 2012 and 2011.

Principle Business

The Company’s primary line of business is the operation of assisted-care, dementia-care, and independent-living residences for the elderly.

Principles of Consolidation

The accompanying consolidated financial statements reflect the consolidated financial position of the Company. The following entities make up the consolidated financial statements of the Company as of December 31, 2012 and 2011:

Legal Entity	Formation Date	Residence Locations
Bickford Master I, LLC.	April 2008
Ames Bickford Cottage, LLC.	June 2000	Ames, Iowa
Bourbonnais Bickford House, LLC.	March 2000	Bourbonnais, Illinois
Burlington Bickford Cottage, LLC.	June 2000	Burlington, Iowa
Crawfordsville Bickford Cottage, LLC.	January 2001	Crawfordsville, Indiana
Ft. Dodge Bickford Cottage, LLC.	June 2000	Ft. Dodge, Iowa
Lincoln Bickford Cottage, LLC.	January 2000	Lincoln, Nebraska
Marshalltown Bickford Cottage, LLC.	June 2000	Marshalltown, Iowa
Moline Bickford Cottage, LLC.	June 2002	Moline, Illinois
Muscatine Bickford Cottage, LLC.	January 1997	Muscatine, Iowa
Omaha II Bickford Cottage, LLC.	February 2001	Omaha, Nebraska
Quincy Bickford Cottage, LLC.	December 1999	Quincy, Illinois
Rockford Bickford House, LLC.	March 2000	Rockford, Illinois
Springfield Bickford House, LLC.	March 2000	Springfield, Illinois
Urbandale Bickford Cottage, LLC.	February 2001	Urbandale, Iowa

All significant intercompany accounts and transactions have been eliminated in consolidation.

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Funds in Escrow

Funds are placed in escrow with the Company’s lessor based on the lease document requirements for real estate taxes and insurance premiums. The servicing agent for the lender pays these escrowed funds to the necessary taxing authorities when due. The agent reimburses the Company for insurance premiums after proof of payment has been presented by the Company.

Replacement Reserves

The replacement reserves represent cash required to be set aside monthly by the Company for improvements to the property. The cash required is $500 per unit per year. With a total of 643 units available for all properties, the Company is required to set aside $321,500 per year. The holder of leasehold interests will reimburse the funds for improvement costs after both a review of the improvements and obtaining documentation from the Company detailing the work that has been completed. Improvements can consist of, but are not limited to, such items as new carpet, new paint, and kitchen equipment.

Property and Equipment

Property and equipment acquisitions are stated at cost less accumulated depreciation and amortization. Depreciation and amortization is charged to expense on the straight-line basis over the estimated useful life of each asset. Assets under capital lease obligations and leasehold improvements are amortized over the shorter of the lease term or their respective estimated useful lives.

The estimated useful lives for each major depreciable classification of property and equipment are as follows:

Leasehold improvements	10-20 years
Furniture, fixtures and equipment	5-10 years
Automobiles	5 years

Long-lived Asset Impairment

The Company evaluates the recoverability of the carrying value of long-lived assets whenever events or circumstances indicate the carrying amount may not be recoverable. If a long-lived asset is tested for recoverability and the undiscounted estimated future cash flows expected to result from the use and eventual disposition of the asset is less than the carrying amount of the asset, the asset cost is adjusted to fair value and an impairment loss is recognized as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

No asset impairment was recognized during the years ended December 31, 2012 and 2011.

Accounts Receivable

Accounts receivable are stated at the amount billed to customers plus any accrued and unpaid interest. The Company provides an allowance for doubtful accounts for all accounts past due more than 90 days. Payments are due on the first of every month. Accounts that are unpaid after the 10th of each month are considered delinquent and are assessed a late fee. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Revenues

Rent revenue is collected monthly from residents and recognized as revenue in the month that it is earned. The Company collects partially refundable advance community fees from the residents of the assisted-care and dementia-care residences. The portion of the community fee that is refundable is refunded on a pro rata basis during the resident’s first 12 months at the residence. The community fees are intended to help defray the cost of training and other support services provided by the corporate office to the staff of the assisted-care and dementia-care residences. The non-refundable portion of the community fee is recognized as revenue when earned, while the refundable portion is recognized as revenue over a period of 12 months. The collection and refundability on these fees may vary based on applicable state laws and regulations.

Income Taxes

The Company is treated as a partnership for federal and state income tax purposes. Accordingly, no income tax provision has been included in the financial statements because income or loss of the Company is reported individually by the respective Member for income tax purposes. The Company is generally not subject to federal, state and local examination by tax authorities for years prior to 2009.

Cash Equivalents

The Company considers all liquid investments with original maturities of three months or less to be cash equivalents. At December 31, 2012 and 2011, cash equivalents consisted primarily of money market accounts with financial institutions.

Effective July 21, 2010, the FDIC’s insurance limits were permanently increased to $250,000. Pursuant to legislation enacted in 2010, the FDIC will fully insure all noninterest-bearing transaction accounts beginning December 31, 2010 through December 31, 2012, at all FDIC-insured institutions. At December 31, 2012 and 2011, the Company’s cash accounts did not exceeded federally insured limits.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from these estimates.

Subsequent Events

Subsequent events have been evaluated through the date of the Independent Auditors’ Report, which is the date the financial statements were available to be issued.

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Note 2: Property and Equipment

A summary of property and equipment as of December 31, 2012 and 2011, is as follows:

	2012	2011
Buildings and building improvements	$1,183,785	$488,909
Furniture, equipment and vehicles	1,062,556	795,733

	2,246,341	1,284,642
Less accumulated depreciation	405,370	250,233

Net property and equipment	$1,840,971	$1,034,409

The Company has leased equipment at certain properties that have been treated as a capital lease and included above. As such, the net present value of the future lease payments are recorded as a capital lease obligation on the accompanying consolidated balance sheets. The payments on these obligations are amortized and treated partially as a principal reduction to the capital lease obligation and as interest expense on the capital lease obligations.

Note 3: Long-Term Debt

Long-term debt consists of the following capital lease obligations at December 31, 2012 and 2011:

	2012	2011
Capital lease obligations	$28,454	$59,508

The following is a schedule of maturities of capital lease obligations by year.

2013	$28,560
2014	2,146

Total	30,706
Less amount representing interest	2,252

Present value of future minimum lease payments	$28,454

Total property and equipment, subject to capital lease as of December 31, 2012 and 2011, is as follows:

Equipment under capital lease	$183,882	$183,882
Less accumulated depreciation	(83,185)	(60,032)

Net equipment under capital lease	$100,697	$123,850

Note 4: Member’s Equity

Equity of the Company is comprised of one class of Company membership units, with the sole member and owner of all units being ERG. Each membership unit of the Company shares equally in ownership rights of the Company. For tax purposes, all income, gains and losses of the Company are consolidated with the Federal and appropriate state returns of ERG.

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Note 5: Related Party Transactions

The Company pays a 5% management fee to Bickford Senior Living Group, LLC. (BSLG), a wholly- owned subsidiary of ERG, based on total property revenues for management and oversight of the operations on all properties. Total fees paid in 2012 and 2011 were $1,475,087 and $1,494,250, respectively. The Company is dependent on BSLG for the management of its properties, and any adverse change in its relationship with BSLG could have a material, adverse impact on the Company’s operations.

Operating expenses are at times incurred by entities affiliated through common ownership. Such entities include BSLG, ERG and subsidiaries, EDP, Inc. and The Eby Group, Inc. The balance of these intercompany accounts are treated as either a distribution or contribution and included as contra-equity on the accompanying consolidated balance sheets. Total intercompany balances recorded as contributions in member’s equity amounted to $1,753,935 and $807,793 during fiscal 2012 and 2011, respectively.

Note 6: Operating Leases

The Company has non-cancelable operating leases expiring at various dates for properties used in the operations of various residences. Additionally, as a result of the sale leaseback transaction effective June 27, 2008 (see Note 7), a deferred gain recorded as a result of this transaction will be recognized as income over the 15-year lease term expiring on June 28, 2023. Future minimum lease payments as of December 31, 2012, net of the future recognition of deferred gains, are summarized as follows:

	Future Minimum Lease Obligations	Recognition of Deferred Gain	Net Expense
Years Ending December 31,
2013	$10,974,210	$4,581,312	$6,392,898
2014	11,075,038	4,581,312	6,493,726
2015	11,406,796	4,581,312	6,825,484
2016	11,749,108	4,581,312	7,167,796
2017	12,101,974	4,581,312	7,520,662
Thereafter	73,114,238	25,197,226	47,917,012

	$130,421,364	$48,103,786	$82,317,578

Property lease expense for the years ended December 31, 2012 and 2011 totaled $11,665,556 and $11,667,253, respectively.

Due to escalating lease payments throughout the lease term, the accompanying consolidated financial statements, in accordance with ASC 840, Accounting for Leases, reflects lease payments on a straight-line basis. The difference between straight-line treatment and actual lease payments are shown in the consolidated balance sheets as a liability ($8,061,986 and $7,277,048, respectively, at December 31, 2012 and 2011). The schedule shown above reflects actual future minimum lease payments for the term of the lease.

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

Note 7: Sale-Leaseback Transactions

On June 27, 2008, the building and related equipment of the following properties were sold for a cash price of $100,800,000 to an unrelated third party, Care YBE Subsidiary L.L.C., a Delaware Limited Liability company wholly owned by Care Investment Trust, Inc. (Care):

Legal Entity	Units	Residence Locations
Ames Bickford Cottage, LLC.	37	Ames, Iowa
Bourbonnais Bickford House, LLC.	65	Bourbonnais, Illinois
Burlington Bickford Cottage, LLC.	44	Burlington, Iowa
Crawfordsville Bickford Cottage, LLC.	28	Crawfordsville, Indiana
Lincoln Bickford Cottage, LLC.	44	Lincoln, Nebraska
Marshalltown Bickford Cottage, LLC.	38	Marshalltown, Iowa
Moline Bickford Cottage, LLC.	28	Moline, Illinois
Muscatine Bickford Cottage, LLC.	45	Muscatine, Iowa
Quincy Bickford Cottage, LLC.	46	Quincy, Illinois
Rockford Bickford House, LLC.	65	Rockford, Illinois
Springfield Bickford House, LLC.	67	Springfield, Illinois
Urbandale Bickford Cottage, LLC.	61	Urbandale, Iowa

In conjunction with the sale, Care entered into a Master Lease Agreement (Lease) with the Company to lease the facilities from Care. The Lease requires the Company to a pay a minimum rental income on Care’s acquisition price with annual payments increasing 3% each year over the term of the lease and a portion of the minimum rental payment deferred until year four of the lease. The initial lease is a 15-year term expiring on June 28, 2023. The lease also includes four options to extend the initial term for additional ten years each. The Lease also requires the properties to meet certain financial covenants including a minimum rent coverage ratio.

The following table shows required rates of return for the monthly minimum rent payment along with the additional minimum deferred rent amount for the initial lease term:

Year	Minimum Rent Lease Rate	Additional Minimum Rent Lease Rate
1-5	8.208% - 9.239%	.260% - .293%
6-10	9.516% - 10.710%	.302% - .340%
11-15	11.031% - 12.416%	.350% - .394%

The additional minimum rent lease rate represents the deferral of additional rent during the first three years of the lease term. At the beginning of the fourth lease year, the deferred additional minimum rent becomes payable in 24 monthly equal installments during the fourth and the fifth lease years, commencing on the first day of the fourth lease year.

On September 30, 2008, the Company sold the building and related equipment of Fort Dodge Bickford Cottage, LLC. (38 units) and Omaha II Bickford Cottage, LLC. (37 units) to Care for $10,294,000. These properties were incorporated into the lease described above.

As no earn out provisions are applicable for these 14 properties, they are being treated as operating leases. As such, a sale was recognized effective on both June 27, 2008 and also on September 30, 2008. The consolidated deferred gain from these sales is being amortized over a 15-year lease term expiring on June 28, 2023. Total deferred gains of $4,581,312 were recognized in income for the years ended December 31, 2012 and 2011.

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2012 and 2011

The proceeds from these transactions were primarily used to repay existing debt obligations on the property companies contributed by ERG and to fund distributions to ERG.

Note 8: Profit-sharing Plan

The Company participates in a 401(k) profit-sharing plan covering substantially all employees. The Company’s contributions to the plan are determined annually by the Board of Directors. Contributions to the plan for the years ended December 31, 2012 and 2011 were $54,687 and $54,307, respectively.

Note 9: Significant Estimates and Concentrations

Current Economic Conditions

The current protracted economic decline continues to present real estate entities with difficult circumstances and challenges, which in some cases have resulted in large and unanticipated declines in the fair value of certain assets, declines in the volume of business, constraints on liquidity and difficulty obtaining financing. The consolidated financial statements have been prepared using values and information currently available to the Company.

Current economic and financial market conditions could adversely affect the results of operations in future periods. The current instability in the financial markets may make it difficult for certain customers to obtain financing, which may significantly impact the volume of future sales, which could have an adverse impact on the Company’s future operating results.

In addition, given the volatility of current economic conditions, the values of assets and liabilities recorded in the financial statements could change rapidly, resulting in material future adjustments in allowances for accounts and notes receivable, net realizable value of inventory, and in other areas that could negatively impact the Company’s ability to meet covenants or maintain sufficient liquidity.

INDEPENDENT AUDITORS’ REPORT ON SUPPLEMENTAL INFORMATION

To the Members

Bickford Master I, LLC.

We have audited the financial statements of Bickford Master I, LLC. as of and for the year ended December 31, 2012, and have issued our report thereon dated February 28, 2013 which contained an unmodified opinion on those consolidated financial statements. Our audit was performed for the purpose of forming an opinion on the consolidated financial statements as a whole. The consolidating balance sheet as of December 31, 2012 and the consolidating statement of income for the year then ended are presented for the purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

/s/ Mayer Hoffman McCann P.C.

Leawood, Kansas

February 28, 2013

Bickford Master I, LLC.

Consolidating Balance Sheet (Page 1 of 2)

December 31, 2012

	Ames	Bourbonnais	Burlington	Crawfordsville	Ft. Dodge	Lincoln	Marshalltown	Moline
	Bickford	Bickford	Bickford	Bickford	Bickford	Bickford	Bickford	Bickford
	Cottage,	House,	Cottage,	Cottage,	Cottage,	Cottage,	Cottage,	Cottage,
	L.L.C.	L.L.C.	L.L.C.	L.L.C.	L.L.C.	L.L.C.	L.L.C.	L.L.C.
Assets

Current Assets
Cash and cash equivalents	$—	$—	$—	$—	$—	$1,778	$—	$6,046
Resident accounts receivable	26,914	32,459	4,424	415	7,216	4,657	23,963	7,068
Prepaid expenses and other assets	10,588	6,945	11,009	5,734	5,387	11,872	9,408	6,392

Total current assets	37,502	39,404	15,433	6,149	12,603	18,307	33,371	19,506

Property and Equipment, net	82,167	271,844	125,792	19,519	71,664	247,059	102,836	47,342

Other Assets
Funds in escrow	29,690	16,784	42,124	9,100	21,013	35,130	45,941	6,287
Lease security deposits	168	902	171	186	168	186	168	171
Replacement reserves	31,839	38,127	35,070	42,582	31,494	8,641	23,934	41,076

Total other assets	61,697	55,813	77,365	51,868	52,675	43,957	70,043	47,534

Total assets	$181,366	$367,061	$218,590	$77,536	$136,942	$309,323	$206,250	$114,382

Liabilities and Member’s Equity (Deficit)

Current Liabilities
Accounts payable — trade	$22,905	$72,977	$81,404	$21,846	$20,197	$27,820	$23,362	$29,891
Deferred revenues	79,917	138,814	123,754	73,814	96,652	123,140	78,751	104,304
Other accrued expenses	116,562	135,468	182,638	69,914	116,758	107,510	131,964	82,585
Current maturities — capital lease obligations	1,205	9,684	975	1,722	1,205	1,723	1,205	975
Deferred gain on sale of assets — current portion	281,781	443,649	446,587	47,665	265,348	574,344	203,150	20,847

Total current liabilities	502,370	800,592	835,358	214,961	500,160	834,537	438,432	238,602

Other Liabilities
Lease liability	428,777	824,187	663,187	181,021	371,523	796,659	356,203	212,720
Capital lease obligations — long-term	—	2,112	—	—	—	—	—	—
Deferred gain on sale of assets	2,676,921	4,214,667	4,242,573	452,818	2,520,809	5,456,264	1,929,918	198,047

Total liabilities	3,608,068	5,841,558	5,741,118	848,800	3,392,492	7,087,460	2,724,553	649,369

Member’s equity (deficit)	(3,426,702)	(5,474,497)	(5,522,528)	(771,264)	(3,255,550)	(6,778,137)	(2,518,303)	(534,987)

Total liabilities and member’s equity (deficit)	$181,366	$367,061	$218,590	$77,536	$136,942	$309,323	$206,250	$114,382

Bickford Master I, LLC.

Consolidating Balance Sheet (Page 2 of 2)

December 31, 2012

	Muscatine	Omaha II	Quincy	Rockford	Springfield	Urbandale
	Bickford	Bickford	Bickford	Bickford	Bickford	Bickford	Bickford
	Cottage,	Cottage,	Cottage,	House,	House,	Cottage,	Master I,
	L.L.C.	L.L.C.	L.L.C.	L.L.C.	L.L.C.	L.L.C.	L.L.C.	Consolidated
Assets

Current Assets
Cash and cash equivalents	$—	$—	$—	$—	$—	$6,090	$647,940	$661,854
Resident accounts receivable	17,054	22,307	22,484	21,783	14,570	8,182	—	213,496
Prepaid expenses and other assets	10,287	6,951	8,689	12,452	13,003	7,545	—	126,262

Total current assets	27,341	29,258	31,173	34,235	27,573	21,817	647,940	1,001,612

Property and Equipment, net	93,364	45,178	151,325	342,341	32,132	208,408	—	1,840,971

Other Assets
Funds in escrow	26,315	29,241	18,167	22,678	42,478	28,657	—	373,605
Lease security deposits	171	169	171	186	186	168	—	3,171
Replacement reserves	65,300	29,441	50,966	19,203	88,182	33,908	—	539,763

Total other assets	91,786	58,851	69,304	42,067	130,846	62,733	—	916,539

Total assets	$212,491	$133,287	$251,802	$418,643	$190,551	$292,958	$647,940	$3,759,122

Liabilities and Member’s Equity (Deficit)

Current Liabilities
Accounts payable — trade	$21,725	$16,670	$48,532	$72,845	$31,627	$22,235	$2,410	$516,446
Deferred revenues	35,761	69,445	146,380	82,726	241,557	53,226	—	1,448,241
Other accrued expenses	119,028	104,718	121,497	236,843	245,420	182,109	—	1,953,014
Current maturities — capital lease obligations	818	1,205	975	1,722	1,723	1,205	—	26,342
Deferred gain on sale of assets — current portion	404,437	211,071	282,151	457,710	534,289	408,283	—	4,581,312

Total current liabilities	581,769	403,109	599,535	851,846	1,054,616	667,058	2,410	8,525,355

Other Liabilities
Lease liability	643,166	331,247	585,606	903,436	1,054,381	709,873	—	8,061,986
Capital lease obligations — long-term	—	—	—	—	—	—	—	2,112
Deferred gain on sale of assets	3,842,152	2,005,180	2,680,436	4,348,251	5,075,749	3,878,689	—	43,522,474

Total liabilities	5,067,087	2,739,536	3,865,577	6,103,533	7,184,746	5,255,620	2,410	60,111,927

Member’s equity (deficit)	(4,854,596)	(2,606,249)	(3,613,775)	(5,684,890)	(6,994,195)	(4,962,662)	645,530	(56,352,805)

Total liabilities and member’s equity (deficit)	$212,491	$133,287	$251,802	$418,643	$190,551	$292,958	$647,940	$3,759,122

Bickford Master I, LLC.

Consolidating Statement of Income (Page 1 of 2)

Year Ended December 31, 2012

	Ames	Bourbonnais	Burlington	Crawfordsville	Ft. Dodge	Lincoln	Marshalltown	Moline
	Bickford	Bickford	Bickford	Bickford	Bickford	Bickford	Bickford	Bickford
	Cottage,	House,	Cottage,	Cottage,	Cottage,	Cottage,	Cottage,	Cottage,
	LLC.	LLC.	LLC.	LLC.	LLC.	LLC.	LLC.	LLC.
Revenues
Resident revenues	$1,496,284	$2,697,850	$2,098,275	$1,223,195	$1,842,371	$2,501,963	$1,649,730	$1,533,568
Community fees	20,525	39,002	42,604	44,122	38,425	40,946	34,132	12,044
Other revenues	3,909	11,031	4,120	2,102	6,078	7,136	3,523	782
Accretion of deferred gain on sale of assets	281,781	443,649	446,587	47,665	265,348	574,344	203,149	20,847

Total revenues	1,802,499	3,191,532	2,591,586	1,317,084	2,152,222	3,124,389	1,890,534	1,567,241

Operating Expenses
Residence and general operating expenses	1,152,525	1,300,610	1,249,800	899,566	1,138,561	1,331,073	1,038,611	952,079
Management fees	76,173	157,767	107,384	63,103	94,364	127,019	84,488	77,191
Depreciation	8,991	25,561	14,923	1,584	7,698	16,192	9,783	2,673
Building lease expense	616,670	1,185,351	953,799	260,345	572,857	1,145,759	512,292	305,936

Total operating expenses	1,854,359	2,669,289	2,325,906	1,224,598	1,813,480	2,620,043	1,645,174	1,337,879

Operating Income (Loss)	(51,860)	522,243	265,680	92,486	338,742	504,346	245,360	229,362

Other Income (Expense)
Interest expense	(230)	(1,741)	(347)	(448)	(224)	(448)	(224)	(347)
Other Income (Expense)	—	—	—	—	—	—	—	—

Total other income (expense)	(230)	(1,741)	(347)	(448)	(224)	(448)	(224)	(347)

Net Income (Loss)	$(52,090)	$520,502	$265,333	$92,038	$338,518	$503,898	$245,136	$229,015

Bickford Master I, LLC.

Consolidating Statement of Income (Page 2 of 2)

Year Ended December 31, 2012

	Muscatine	Omaha II	Quincy	Rockford	Springfield	Urbandale
	Bickford	Bickford	Bickford	Bickford	Bickford	Bickford	Bickford
	Cottage,	Cottage,	Cottage,	House,	House,	Cottage,	Master I,
	LLC.	LLC.	LLC.	LLC.	LLC.	LLC.	LLC.	Consolidated
Revenues
Resident revenues	$1,320,519	$1,740,862	$2,527,374	$2,633,628	$3,319,580	$1,982,714	$—	$28,567,913
Community fees	552	25,518	38,696	42,810	86,567	2,003	—	467,946
Other revenues	5,829	1,803	2,818	(909)	25,773	6,142	—	80,137
Accretion of deferred gain on sale of assets	404,437	211,071	282,151	457,711	534,289	408,283	—	4,581,312

Total revenues	1,731,337	1,979,254	2,851,039	3,133,240	3,966,209	2,399,142	—	33,697,308

Operating Expenses
Residence and general operating expenses	1,155,298	985,310	1,298,937	1,527,461	1,488,968	1,568,965	150,620	17,238,384
Management fees	66,367	88,057	128,510	133,026	172,129	99,509	—	1,475,087
Depreciation	9,295	5,279	8,942	27,365	3,133	13,718	—	155,137
Building lease expense	925,005	511,160	842,223	1,299,327	1,513,844	1,020,988	—	11,665,556

Total operating expenses	2,155,965	1,589,806	2,278,612	2,987,179	3,178,074	2,703,180	150,620	30,534,164

Operating Income (Loss)	(424,628)	389,448	572,427	146,061	788,135	(304,038)	(150,620)	3,163,144

Other Income (Expense)
Interest expense	(215)	(224)	(347)	(448)	(448)	(225)	—	(5,916)
Other Income (Expense)	—	—	—	—	—	—	33	33

Total other income (expense)	(215)	(224)	(347)	(448)	(448)	(225)	33	(5,883)

Net Income (Loss)	$(424,843)	$389,224	$572,080	$145,613	$787,687	$(304,263)	$(150,587)	$3,157,261

Bickford Master I, LLC.

Accountants’ Report and Consolidated Financial Statements

December 31, 2011 and 2010

Bickford Master I, LLC.

December 31, 2011 and 2010

Independent Accountants’ Report

The Member

Bickford Master I, LLC.

Olathe, Kansas

We have audited the accompanying consolidated balance sheets of Bickford Master I, LLC. (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income, members’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Bickford Master I, LLC. as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

June 18, 2012

Bickford Master I, LLC.

Consolidated Balance Sheets

December 31, 2011 and 2010

Assets

	2011	2010
Current Assets
Cash and cash equivalents	$328,119	$209,858
Resident and insurance accounts receivable	197,124	184,133
Prepaid expenses and other assets	87,544	165,945

Total current assets	612,787	559,936

Property and Equipment, Net	1,034,409	804,281

Other Assets
Funds in escrow	364,886	379,120
Lease security deposits	3,171	3,171
Replacement reserves	553,860	452,737

	921,917	835,028

Total assets	$2,569,113	$2,199,245

Liabilities and Member’s Equity (Deficit)
Current Liabilities
Accounts payable - trade	$493,168	$835,473
Deferred revenues	1,372,028	1,693,427
Other accrued expenses	1,946,264	1,683,768
Current maturities - capital lease obligations	31,655	26,965
Deferred gain on sale of assets - current portion	4,581,312	4,581,312

Total current liabilities	8,424,427	8,820,945
Lease liability	7,277,048	5,811,198
Capital lease obligations	27,853	59,169
Deferred gain on sale of assets - long-term portion	48,103,786	52,685,098

	63,833,114	67,376,410

Member’s Equity (Deficit)	(61,264,001)	(65,177,165)

Total liabilities and member’s equity (deficit)	$2,569,113	$2,199,245

See Notes to Consolidated Financial Statements

Bickford Master I, LLC.

Consolidated Statements of Income

Years Ended December 31, 2011 and 2010

	2011	2010
Revenues
Resident revenues	$28,140,014	$28,696,302
Community fees	875,205	656,069
Other revenues	42,488	81,927
Accretion of deferred gain on sale of assets	4,581,312	4,581,312

Total revenues	33,639,019	34,015,610

Operating Expenses
Residence and general operating expenses	17,264,074	16,942,699
Management fees	1,494,250	1,523,369
Depreciation	98,386	69,536
Building lease expense	11,667,253	11,668,611
Loss on disposal of property and equipment	—	51,226

Total operating expenses	30,523,963	30,255,441

Operating Income	3,115,056	3,760,169

Other Income (Expense)
Interest expense	(11,143)	(10,667)
Other	1,458	2,336

	(9,685)	(8,331)

Net Income	$3,105,371	$3,751,838

See Notes to Consolidated Financial Statements

Bickford Master I, LLC.

Consolidated Statements of Member’s Equity (Deficit)

Years Ended December 31, 2011 and 2010

	2011	2010
Deficit, Beginning of Year	$(65,177,165)	$(67,153,363)
Contribution from member	807,793	—
Distribution to member	—	(1,363,950)
Noncash member contribution of property and equipment	—	17,465
Noncash distribution of property and equipment	—	(429,155)
Net income	3,105,371	3,751,838

Deficit, End of Year	$(61,264,001)	$(65,177,165)

See Notes to Consolidated Financial Statements

Bickford Master I, LLC.

Consolidated Statements of Cash Flows

Years Ended December 31, 2011 and 2010

	2011	2010
Operating Activities
Net income	$3,105,371	$3,751,838
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	98,386	69,536
Accretion of deferred gain on sale of assets	(4,581,312)	(4,581,312)
Loss on sale of property and equipment	—	51,226
Change in recognition of lease liability	1,465,850	2,134,742
Provision for bad debts	24,111	(10,141)
Changes in operating assets and liabilities
Resident accounts receivable	(37,102)	68,010
Prepaid expenses and other assets	108,239	27,150
Accounts payable - trade	(494,565)	(102,082)
Deferred revenues	(321,399)	(198,015)
Other accrued expenses	342,322	229,601

Net cash provided by (used in) operating activities	(290,099)	1,440,553

Investing Activities
Additions to property and equipment	(285,918)	(289,541)
Funds in escrow	14,234	(45,010)
Replacement reserve fund	(101,123)	(179,248)

Net cash used in investing activities	(372,807)	(513,799)

Financing Activities
Repayments of capital lease obligations	(26,626)	(59,408)
Lease security deposits	—	2,097
Contribution from member	807,793	—
Distribution to member	—	(1,363,950)

Net cash provided by (used in) financing activities	781,167	(1,421,261)

Net Increase (Decrease) in Cash and Cash Equivalents	118,261	(494,507)
Cash and Cash Equivalents, Beginning of Year	209,858	704,365

Cash and Cash Equivalents, End of Year	$328,119	$209,858

Supplemental Disclosure of Cash Flow and Noncash Information
Cash paid for interest (net of capitalized interest)	$10,978	$10,101
Capital expenditures in accounts payable	42,596	30,390
Capital expenditures financed with capital lease obligation	—	69,894
Contribution of property and equipment from affiliate	—	17,465
Distribution of property and equipment	—	429,155

See Notes to Consolidated Financial Statements

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2011 and 2010

Note 1:	Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Bickford Master I, LLC. (the Company) was formed under Kansas law effective April 16, 2008.

Upon formation, the Company issued all of its membership interests to Eby Realty Group, LLC. (ERG) in exchange for the transfer of ERG’s ownership interest in twelve single member limited liability companies each of which own individual properties. In addition, effective September 30, 2008, ERG contributed to the Company its ownership interest in two additional single member limited liability companies each of which own individual properties. Upon completion of these transfers, the fourteen property companies became wholly-owned subsidiaries of the Company.

Because ownership of ERG and of the Company is the same, this combination was accounted for in a manner similar to a pooling of interests, using ERG’s historical book values. Consolidated operations reflect the operations of the above entities for all of fiscal 2011 and 2010.

Principle Business

The Company’s primary line of business is the operation of assisted-care, dementia-care, and independent-living residences for the elderly.

Principles of Consolidation

The accompanying consolidated financial statements reflect the consolidated financial position of the Company. The following entities make up the consolidated financial statements of the Company as of December 31, 2011 and 2010:

Legal Entity	Formation Date	Residence Locations
Bickford Master I, LLC.	April 2008
Ames Bickford Cottage, LLC.	June 2000	Ames, Iowa
Bourbonnais Bickford House, LLC.	March 2000	Bourbonnais, Illinois
Burlington Bickford Cottage, LLC.	June 2000	Burlington, Iowa
Crawfordsville Bickford Cottage, LLC.	January 2001	Crawfordsville, Indiana
Ft. Dodge Bickford Cottage, LLC.	June 2000	Ft. Dodge, Iowa
Lincoln Bickford Cottage, LLC.	January 2000	Lincoln, Nebraska
Marshalltown Bickford Cottage, LLC.	June 2000	Marshalltown, Iowa
Moline Bickford Cottage, LLC.	June 2002	Moline, Illinois
Muscatine Bickford Cottage, LLC.	January 1997	Muscatine, Iowa
Omaha II Bickford Cottage, LLC.	February 2001	Omaha, Nebraska
Quincy Bickford Cottage, LLC.	December 1999	Quincy, Illinois
Rockford Bickford House, LLC.	March 2000	Rockford, Illinois
Springfield Bickford House, LLC.	March 2000	Springfield, Illinois
Urbandale Bickford Cottage, LLC.	February 2001	Urbandale, Iowa

All significant intercompany accounts and transactions have been eliminated in consolidation.

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2011 and 2010

Funds in Escrow

Funds are placed in escrow with the Company’s lessor based on the lease document requirements for real estate taxes and insurance premiums. The servicing agent for the lender pays these escrowed funds to the necessary taxing authorities when due. The agent reimburses the Company for insurance premiums after proof of payment has been presented by the Company.

Replacement Reserves

The replacement reserves represent cash required to be set aside monthly by the Company for improvements to properties. The cash required to be set aside is $500 per unit per year. With a total of 643 units available for all properties, the Company is required to set aside $321,500 per year. The holder of leasehold interests will reimburse the funds for improvement costs after both a review of the improvements and obtaining documentation from the Company detailing the work that has been completed. Improvements can consist of, but are not limited to, such items as new carpet, new paint, and kitchen equipment.

Property and Equipment

Property and equipment acquisitions are stated at cost less accumulated depreciation and amortization. Depreciation and amortization is charged to expense on the straight-line basis over the estimated useful life of each asset. Assets under capital lease obligations and leasehold improvements are amortized over the shorter of the lease term or their respective estimated useful lives.

The estimated useful lives for each major depreciable classification of property and equipment are as follows:

Leasehold improvements	10-30 years
Furniture, fixtures and equipment	5-10 years
Automobiles	5 years

Long-lived Asset Impairment

The Company evaluates the recoverability of the carrying value of long-lived assets whenever events or circumstances indicate the carrying amount may not be recoverable. If a long-lived asset is tested for recoverability and the undiscounted estimated future cash flows expected to result from the use and eventual disposition of the asset is less than the carrying amount of the asset, the asset cost is adjusted to fair value and an impairment loss is recognized as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

No asset impairment was recognized during the years ended December 31, 2011 and 2010.

Accounts Receivable

Accounts receivable are stated at the amount billed to customers plus any accrued and unpaid interest. The Company provides an allowance for doubtful accounts for all accounts past due more than 90 days. Payments are due on the first of every month. Accounts that are unpaid after the 10th of each month are considered delinquent and are assessed a late fee. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2011 and 2010

Revenues

Rent revenue is collected monthly from residents and recognized as revenue in the month that it is earned. The Company collects partially refundable advance community fees from the residents of the assisted- and dementia-living residences. The portion of the community fee that is refundable is refunded on a pro rata basis during the resident’s first 12 months at the residence. The community fees are intended to help defray the cost of training and other support services provided by the corporate office to the staff of the assisted- and dementia-living residences. Through December 31, 2010, the community fee was recognized as revenue over a period of 24 months. Effective January 1, 2011, the Company prospectively elected to recognize 50% of the fee upfront and recognize the remaining 50% of the fee over 12 months. The overall impact of the change is deemed immaterial to the consolidated financial statements. The collection and refundability on these fees may vary based on applicable state laws and regulations.

Income Taxes

The Company is treated as a partnership for federal and state income tax purposes. Accordingly, no income tax provision has been included in the financial statements because income or loss of the Company is reported individually by the respective Members for income tax purposes. The Company is generally not subject to federal, state and local examination by tax authorities for years prior to 2008.

Cash Equivalents

The Company considers all liquid investments with original maturities of three months or less to be cash equivalents. At December 31, 2011 and 2010, cash equivalents consisted primarily of money market accounts with financial institutions.

Effective July 21, 2010, the FDIC’s insurance limits were permanently increased to $250,000. At December 31, 2011 and 2010, the Company’s cash accounts did not exceed federally insured limits.

Pursuant to legislation enacted in 2010, the FDIC will fully insure all noninterest-bearing transaction accounts beginning December 31, 2010 through December 31, 2012, at all FDIC-insured institutions.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make a number of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from these estimates.

Subsequent Events

Subsequent events have been evaluated through the date of the Independent Accountants’ Report, which is the date the financial statements were available to be issued.

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2011 and 2010

Note 2:	Property and Equipment

A summary of property and equipment as of December 31, 2011 and 2010, is as follows:

	2011	2010
Buildings and building improvements	$488,909	$337,783
Furniture, equipment and vehicles	795,733	661,478

	1,284,642	999,261
Less accumulated depreciation	250,233	194,980

Net property and equipment	$1,034,409	$804,281

The Company has leased equipment at certain properties that have been treated as a capital lease and included above. As such, the net present value of the future lease payments are recorded as a capital lease obligation on the accompanying consolidated balance sheets. The payments on these obligations are amortized and treated partially as a principal reduction to the capital lease obligation and as interest expense on the capital lease obligations.

Note 3:	Long-Term Debt

Long-term debt consists of the following capital lease obligations at December 31, 2011 and 2010:

	2011	2010
Capital lease obligations	$59,508	$86,134

The following is a schedule of maturities of capital lease obligations by year.

2012	$38,398
2013	27,548
2014	2,146

Total	68,092
Less amount representing interest	8,584

Present value of future minimum lease payments	$59,508

Total property and equipment, subject to capital lease as of December 31, 2011 and 2010, is as follows:

	2011	2010
Equipment under capital lease	$183,882	$183,882
Less accumulated depreciation	(60,032)	(36,878)

Net equipment under capital lease	$123,850	$147,004

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2011 and 2010

Note 4:	Member’s Equity

Equity of the Company is comprised of one class of Company membership units, with the sole member and owner of all units being ERG. Each membership unit of the Company shares equally in ownership rights of the Company. For tax purposes, all income, gains and losses of the Company are consolidated with the federal and appropriate state returns of ERG.

Note 5:	Related Party Transactions

The Company pays a 5% management fee to Bickford Senior Living Group, LLC. (BSLG), a wholly-owned subsidiary of ERG, based on total property revenues for management and oversight of the operations on all properties. Total fees paid in 2011 and 2010 were $1,494,250 and $1,523,369, respectively. The Company is dependent on BSLG for the management of its properties, and any adverse change in its relationship with BSLG could have a material, adverse impact on the Company’s operations.

Operating expenses are at times incurred by entities affiliated through common ownership. Such entities include BSLG, ERG and subsidiaries, EDP, Inc. and The Eby Group, Inc. The balance of these intercompany accounts are treated as either a distribution or contribution and included as contra-equity on the accompanying consolidated balance sheets. Total intercompany balances recorded as distributions in member’s equity amounted to $1,775,640 during fiscal 2010 and a contribution of $807,793 during fiscal 2011.

Note 6:	Operating Leases

The Company has non-cancelable operating leases expiring at various dates for properties used in the operations of various assisted and dementia living residences. Additionally, as a result of the sale leaseback transaction effective June 27, 2008 (see Note 7), a deferred gain recorded as a result of this transaction will be recognized as income over the 15-year lease term expiring on June 28, 2023. Future minimum lease payments as of December 31, 2011, net of the future recognition of deferred gains, are summarized as follows:

	Future Minimum Lease Obligations	Recognition of Deferred Gain	Net Expense
Year Ending December 31
2012	$10,886,311	$4,581,312	$6,304,999
2013	10,976,046	4,581,312	6,394,734
2014	11,075,038	4,581,312	6,493,726
2015	11,406,796	4,581,312	6,825,484
2016	11,749,108	4,581,312	7,167,796
Thereafter	85,216,212	29,778,538	55,437,674

	$141,309,511	$52,685,098	$88,624,413

Property lease expense for the years ended December 31, 2011 and 2010, totaled $11,667,253 and $11,668,611, respectively.

Due to escalating lease payments throughout the lease term, the accompanying consolidated financial statements, in accordance with ASC 840, Accounting for Leases, reflects lease payments on a straight-line basis. The difference between straight-line treatment and actual lease payments are shown in the consolidated balance sheets as a liability ($7,277,048 and $5,811,198, respectively, at December 31, 2011 and 2010). The schedule shown above reflects actual future minimum lease payments for the term of the lease.

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2011 and 2010

Note 7:	Sale-Leaseback Transactions

On June 27, 2008, the building and related equipment of the following properties were sold for a cash price of $100.8 million to an unrelated third party, Care YBE Subsidiary LLC., a Delaware Limited Liability company wholly owned by Care Investment Trust, Inc. (Care):

Legal Entity	Units	Residence Locations
Ames Bickford Cottage, L.L.C.	37	Ames, Iowa
Bourbonnais Bickford House, L.L.C.	65	Bourbonnais, Illinois
Burlington Bickford Cottage, L.L.C.	44	Burlington, Iowa
Crawfordsville Bickford Cottage, L.L.C.	28	Crawfordsville, Indiana
Lincoln Bickford Cottage, L.L.C.	44	Lincoln, Nebraska
Marshalltown Bickford Cottage, L.L.C.	38	Marshalltown, Iowa
Moline Bickford Cottage, L.L.C.	28	Moline, Illinois
Muscatine Bickford Cottage, L.L.C.	45	Muscatine, Iowa
Quincy Bickford Cottage, L.L.C.	47	Quincy, Illinois
Rockford Bickford House, L.L.C.	65	Rockford, Illinois
Springfield Bickford House, L.L.C.	67	Springfield, Illinois
Urbandale Bickford Cottage, L.L.C.	61	Urbandale, Iowa

In conjunction with the sale, Care entered into a Master Lease Agreement (Lease) with the Company, to lease the facilities from Care. The lease requires the Company to a pay a minimum rental income on Care’s acquisition price with annual payments increasing 3% each year over the term of the lease and a portion of the minimum rental payment deferred until year four of the lease. The initial lease is a 15-year term expiring on June 28, 2023. The lease also includes four options to extend the initial term for additional ten years each. The Lease also requires the properties to meet certain financial covenants including a minimum rent coverage ratio.

The following table shows required rates of return for the monthly minimum rent payment along with the additional minimum deferred rent amount for the initial lease term:

Year	Minimum Rent Lease Rate	Additional Minimum Rent Lease Rate
1-5	8.208% - 9.239%	.260% - .293%
6-10	9.516% - 10.710%	.302% - .340%
11-15	11.031% - 12.416%	.350% - .394%

The additional minimum rent lease rate represents the deferral of additional rent during the first three years of the lease term. At the beginning of the fourth accounting year, the deferred additional minimum rent becomes payable in 24 monthly equal installments during the fourth and the fifth accounting years, commencing on the first day of the fourth accounting year.

On September 30, 2008, the Company sold the Building and related equipment of Fort Dodge Bickford Cottage, LLC. and Omaha II Bickford Cottage, LLC. to Care for $10.3 million. These properties were incorporated into the master lease agreement described above.

As no earnout provisions are applicable for these 14 properties, they are being treated as operating leases. As such, a sale was recognized effective on both June 27, 2008 and also on September 30, 2008. The consolidated deferred gain from these sales is being amortized over a 15-year lease term expiring on June 28, 2023. Total deferred gains of $4,581,312 were recognized in income for the years ended December 31, 2011 and 2010, respectively.

Bickford Master I, LLC.

Notes to Consolidated Financial Statements

December 31, 2011 and 2010

The proceeds from these transactions were primarily used to repay existing debt obligations on the property companies contributed by ERG and to fund distributions to ERG.

Note 8:	Profit-sharing Plan

The Company participates in a 401(k) profit-sharing plan covering substantially all employees. The Company’s contributions to the plan are determined annually by the Board of Directors. Contributions to the plan for fiscal 2011 and 2010 were $54,307 and $55,604, respectively.

Note 9:	Significant Estimates and Concentrations

Current Economic Conditions

The current protracted economic decline continues to present entities that own and operate assisted living facilities with difficult circumstances and challenges, which in some cases have resulted in large and unanticipated declines in the fair value of certain assets, declines in the volume of business, constraints on liquidity and difficulty obtaining financing. The financial statements have been prepared using values and information currently available to the Company.

Given the volatility of current economic conditions, the values of assets and liabilities recorded in the financial statements could change rapidly, resulting in material future adjustments in allowances for accounts receivable and in other areas that could negatively impact the Company’s ability to meet debt covenants or maintain sufficient liquidity.

CARE INVESTMENT TRUST INC. 780 THIRD AVENUE 21ST FLOOR NEW YORK, NY 10017

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Care Investment Trust Inc., Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON

You may vote in person by attending the Special Meeting. Please check the meeting materials for any special requirements for meeting attendance. Instructions regarding how to obtain directions to attend the meeting are located on our website at www.carereit.com. At the meeting, you will need to request a ballot to vote.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

M41506- P22275	KEEP THIS PORTION FOR YOUR RECORDS
IF VOTING BY MAIL DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Proposals

The Board of Directors recommends you vote “FOR” the following proposals:		For	Against	Abstain

1.	To approve the transfer of substantially all of the assets of the Company (the “Company Contribution”) to Tiptree Operating Company, LLC (“Operating Subsidiary”), a newly formed entity that will be jointly owned by the Company and Tiptree Financial Partners, L.P. (“Tiptree”), pursuant to the Contribution Agreement, dated as of December 31, 2012, as amended by Amendment No. 1 to the Contribution Agreement, dated as of February 14, 2013 (the “Contribution Agreement”), among the Company, Tiptree and operating subsidiary attached as Appendix A to the proxy statement;	☐	☐	☐

2.	To approve the Company’s Fourth Articles of Amendment and Restatement in the form attached as Appendix B to the proxy statement (the “Amended and Restated Charter”); and.	☐	☐	☐

3.	To approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve Proposal 1 or Proposal 2.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (If held jointly)	Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on June 12, 2013:

The Notice and Proxy Statement are available at www.proxyvote.com.

M41507-P22275

CARE INVESTMENT TRUST INC.

SPECIAL MEETING OF STOCKHOLDERS

June 12, 2013

11:00 a.m. Local Time

This proxy card is solicited on behalf of

the Board of Directors for the Special Meeting of Stockholders on June 12, 2013

The undersigned hereby appoints Salvatore (Torey) V. Riso, Jr., as a proxy, with full power of substitution, to represent and vote all of the undersigned’s shares of Care Investment Trust Inc. Common Stock held of record as of the close of business on April 25, 2013 at the Special Meeting of Stockholders to be held on June 12, 2013, at 11:00 a.m. local time at 780 Third Avenue, 21st Floor, New York, NY 10017, and any adjournments or postponements thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any direction indicated on the reverse side of this card. The shares of Common Stock you beneficially own will be voted as you specify. If no directions are given, the proxies will vote “FOR” Proposals 1, 2 and 3.

Please mark, sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so that the shares may be represented at the Special Meeting.

Continued and to be signed on reverse side